UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03623

The Prudential Series Fund

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2006

Date of reporting period: 12/31/2006

Item 1 – Reports to Stockholders

ANNUAL REPORT

DECEMBER 31, 2006

The Prudential Series Fund

■	Conservative Balanced Portfolio

■	Diversified Bond Portfolio

■	Equity Portfolio

■	Flexible Managed Portfolio

■	Global Portfolio

■	Government Income Portfolio

■	High Yield Bond Portfolio

■	Jennison Portfolio

■	Money Market Portfolio

■	Natural Resources Portfolio

■	Small Capitalization Stock Portfolio

■	Stock Index Portfolio

■	Value Portfolio

Please note inside are Prospectus Supplements dated November 16, & December 29, 2006 and February 9, 2007.

These documents are separate from and not a part of the annual report.

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-3777

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-A114446

T

his report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection.

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To receive your semiannual/annual reports on-line, go to www.prudential.com/edelivery and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by visiting the internet address listed above.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

GLOSSARY OF BENCHMARK DEFINITIONS

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped index covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

General U.S. Government Funds Average	Large-Cap Growth Funds Average	Small-Cap Core Funds Average
Global Growth Funds Average	Large-Cap Value Funds Average
High Current Yield Funds Average	Money Market Funds Average
International Growth Funds Average	Multi-Cap Value Funds Average
Mixed Asset Allocation. Growth Fds Average	Natural Resources Funds Average
Mixed Asset Allocation. Moderate Fds Average	S&P 500 Index Funds Average

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index (GD & ND) – The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND and GD versions of the MSCI EAFE differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Morgan Stanley Capital International (MSCI) World Index (GD & ND) – The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The ND and GD versions of the MSCI World Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is a market cap-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential Series Fund

Annual Report

December 31, 2006

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of the Prudential Series Fund

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Letter to Contract Owners

December 31, 2006

■	DEAR CONTRACT OWNER

At Prudential, we are committed to helping you achieve and sustain financial success. We hope that you find the annual report for the Prudential Series Fund to be an informative and valuable resource.

Each year, we remind our clients about the benefits of diversification within their portfolios. A diversified portfolio helps you manage downside risk by not being overly invested in any particular asset class, and it helps better position your investments as asset classes rotate in and out of favor. Not only is diversification the best way to balance risk and return, but it can also help align your long-term goals with your risk tolerance. The result is a portfolio that may help you weather market fluctuations and more closely meet your long-term needs.

Contact your financial professional to take the first step in creating a diversified investment plan. Together you should review your reasons for investing, personal investment horizon and risk tolerance to develop a strategy that works best for you. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives.

Thank you for selecting our financial products. At Prudential, your financial security is our priority and we value the opportunity to help you grow and protect your wealth.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund	January 31, 2007

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, Conservative Balanced Portfolio

Subadvised by:  Prudential Investment Management, Inc., Quantitative Management Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Conservative Balanced Portfolio	10.44%	5.93%	5.81%
S&P 500 Index	15.78	6.18	8.42
Conservative Balanced Custom Blend Index	10.00	5.59	7.40
Lipper Mixed Asset Target Allocation Growth Funds Avg.	11.67	6.37	7.18

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Conservative Balanced Portfolio had a total return that was above its Blend Index (50% stock, 40% bond, 10% cash), but trailed the average return of its peer group.

The Portfolio’s stock holdings are managed as an index fund, with performance characteristics similar to those of the S&P 500 Index, while its bond holdings are more actively managed, focusing on high-grade bonds. Allocations to these asset classes are actively managed within a fairly wide range to take advantage of different market conditions.

The Portfolio benefited from emphasizing stocks in a year when they had exceptionally high returns. In addition, the managers added a small allocation to international stocks, which substantially outperformed the domestic market. Not only did foreign markets generally have higher returns than the United States, their returns to U.S. investors were augmented by the decline of the U.S. dollar against all major currencies except the Japanese yen. The Portfolio was underweighted in cash equivalents (very short-term securities), which added to its return in the strong markets. Its bond holdings outperformed the Lehman Aggregate Bond Index, thanks to allocations to high yield (junk) and emerging market bonds, good selection among investment grade corporate bonds, and positions in securities backed by mortgages and other assets.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Diversified Bond Portfolio	4.98%	5.67%	5.97%
Lehman Brothers U.S Aggregate Bond Index	4.33%	5.06%	6.24%
Lipper VP Intermediate Investment Grade Debt Funds Avg.	4.14%	4.90%	5.81%

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Diversified Bond Portfolio had a total return that was above its benchmark index and the average of its peer group.

In the fixed income markets, 2006 proved to be a banner year for emerging market bonds and U.S. high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade. Money from around the world flowed into these debt securities as investors sought assets that provided attractive yields. They were also drawn to the high yield market by its historically low default rate and the healthy credit fundamentals of companies, many of which generated free cash flow and carried positive cash balances on their financial statements. Investors favored emerging market bonds as the global economic expansion continued, the ratings of many emerging market bonds improved, and prudent fiscal policies resulted in lower levels of public debt in some developing nations.

Both high yield bonds and emerging market bonds significantly outperformed U.S. Treasury and federal agency securities. Exposure to high yield bonds and emerging market bonds, and favorable security selection in both areas, were key reasons that the Portfolio performed better than the benchmark index, a gauge of U.S. investment grade bonds that excludes high yield and emerging market bonds. For example, the Portfolio held General Motors Corp. bonds that rallied as the troubled auto maker cut costs by reducing its work force and raised money by selling a controlling interest in General Motors Acceptance Corp. The Portfolio’s emerging-market exposure consisted of mostly sovereign bonds and a few positions in corporate bonds.

In other areas of the U.S. fixed income market, the Portfolio had overweight exposures to investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities (compared to the benchmark index). This strategy worked well because these markets also outperformed U.S. Treasury and federal agency securities in 2006. Even though economic growth slowed in the United States as repeated increases in short-term interest rates by the Federal Reserve took a toll on the housing sector, corporate earnings remained strong, supporting investment-grade corporate bonds. Among the Portfolio’s holding were bonds of airlines, which benefited from falling fuel prices and higher ticket prices as conditions improved in the travel industry.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio

Subadvised by:  Jennison Associates LLC, ClearBridge Advisors, LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Equity Portfolio: Class I	12.57%	7.12%	7.09%	N/A
Equity Portfolio: Class II	12.13	6.70	N/A	2.95
S&P 500 Index	15.78	6.18	8.42	2.41
Russell 1000® Index	15.46	6.82	8.64	2.97
Lipper Large-Cap Core Funds Avg.	13.31	5.22	6.71	1.98

Portfolio (Class I) inception: 5/13/1983. Portfolio (Class II) inception: 5/4/1999.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Equity Portfolio had a total return that was below its benchmarks and the average return of its peer group.

Approximately half of the Portfolio was managed by Jennison Associates, a unit of Prudential Investment Management, and approximately half by ClearBridge Advisors (formerly known as Salomon Brothers Asset Management).

Stock selection, particularly in the Jennison segment and particularly in the healthcare, technology, telecommunications, consumer non-cyclical, and consumer cyclical sectors, accounted for most of the Portfolio’s underperformance. Moreover, in an investment environment that strongly favored value stocks, it suffered from a tilt to the growth style, primarily in the Jennison segment. This was manifested in above-average acceleration of its holdings’ business fundamentals and their below-average exposure to value characteristics such as low price-to-earnings and price-to-book value ratios and debt levels.

The Portfolio’s sector distribution had a positive impact on its return. It was overweight compared with its benchmark in the strong basic materials sector and underweight in the relatively weak financials and transportation sectors. However, an underweight in the high-returning telecommunications sector detracted from its relative performance. Both managers’ segments contributed to the positive sector exposures.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio

Subadvised by:  Prudential Investment Management, Inc., Quantitative Management Associates, LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Flexible Managed Portfolio	12.17%	6.92%	6.17%
S&P 500 Index	15.78	6.18	8.42
Flexible Managed Custom Blended Index	11.13	5.84	7.74
Lipper Mixed Target Allocation Growth Funds Avg.	11.67	6.37	7.18

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Flexible Managed Portfolio had a total return that was above both its Blend Index (60% stocks, 35% bonds, 5% cash) and the average of its peer group.

The Portfolio’s stock holdings are actively managed with risk characteristics similar to those of the S&P 500 Index, while its bond holdings are more actively managed, focusing on high-grade bonds. Allocations to these asset classes are actively managed within a fairly wide range to take advantage of different market conditions.

The Portfolio benefited from emphasizing stocks in a year when they had exceptionally high returns. In addition, the managers added a small allocation to international stocks, which substantially outperformed the domestic market. Not only did foreign markets generally have higher returns than the United States, their returns to U.S. investors were augmented by the decline of the U.S. dollar against all major currencies except the Japanese yen. The Portfolio was underweighted in cash equivalents (very short-term securities), which added to its return in the strong markets. Its bond holdings outperformed the Lehman Aggregate Bond index, thanks to allocations to high yield (junk) and emerging market bonds, good selection among investment grade corporate bonds, and positions in securities backed by mortgages and other assets.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  William Blair & Company LLC, LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price Associates, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Global Portfolio	19.65%	8.84%	7.46%
MSCI World Index (GD)	20.65	10.49	8.08
MSCI World Index (ND)	20.07	9.97	7.64
Lipper (VIP) Global Growth Funds Avg.	18.78	10.54	8.95

Portfolio inception: 9/19/1988.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Global Portfolio had a total return that was in line with the very strong return of its benchmark and above the average of its peer group.

The Portfolio is co-managed by four specialist asset managers: Marsico Capital Management manages its large-cap domestic growth stocks; T. Rowe Price manages its large-cap domestic value stocks; William Blair & Company manages its international growth stocks; and LSV Asset Management manages its international value stocks. Each firm manages approximately a quarter of the Portfolio’s assets. We expect this diversified structure to reduce style and risk exposures so that most of the Portfolio’s variance from its benchmark will be due to its co-managers’ stock selection. The major exception is that William Blair has the flexibility to invest in emerging markets stocks, which are not part of the Portfolio’s benchmark.

During 2006, the Portfolio benefited from the geographic distribution of its holdings, particularly its underexposure to the United States. Although U.S. stocks performed well over the year, international stocks performed even better, aided by the decline of the U.S. dollar against most other major currencies. In addition, William Blair’s exposure to Mexico, China, India, and Brazil improved the Portfolio’s performance. Its distribution among economic sectors had relatively little impact because the benefit of an overweight in technology compared with the benchmark was largely offset by an underweight in the strong utilities sector and an overweight in the relatively soft industrials sector. Investment style and risk factors made a modestly positive contribution to relative performance, primarily due to an emphasis compared with the benchmark on stocks of smaller companies. These outperformed those of larger firms during 2006. The Portfolio also benefited slightly from a modest emphasis on stocks with rising price momentum.

The Portfolio’s performance was enhanced by its stock selection, particularly within the financials and consumer discretionary sectors. However, its healthcare holdings did not keep up with the corresponding sector of the benchmark.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Government Income Portfolio	3.74%	4.71%	5.97%
Lehman Brothers Govt. Bond Index	3.48	4.64	6.01
Lipper (VIP) General U.S. Govt. Funds Avg.	2.81	4.46	5.51

Portfolio inception: 5/1/1989.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Government Income Portfolio had a total return that was above its benchmark index and the average of its peer group.

The investment environment for U.S. fixed income securities improved in 2006. In the first half of the year, the Federal Reserve (“the Fed”) increased the target for the federal funds rate on overnight loans between banks four times. This was part of its latest effort to slow economic growth and pull down inflation. The total rate increase from 4.25% to 5.25%, along with concern that persistent inflation might lead the Fed to continue tightening monetary policy, at times put upward pressure on bond yields, causing bond prices to fall as bond prices move inversely to yields. But in the second half of the year, the Fed left short-term rates unchanged as economic growth, which had begun to slow in the spring of 2006, continued to moderate in the second half of the year. There was even speculation that the Fed would have to cut short-term rates in 2007 to reinvigorate the economy. From time to time, this expectation of lower rates put downward pressure on bond yields, which boosts bond prices.

The Portfolio performed better than its benchmark index because some of the bonds it held were not included in its benchmark index, which is composed of U.S. Treasury and federal agency securities. In the global low interest-rate environment, investors sought assets with attractive yields, enabling bonds such as mortgage-backed securities and commercial mortgage-backed securities to outperform comparable Treasury securities in 2006. While the Portfolio held Treasury and federal agency securities, the bulk of its holdings consisted of mortgage-backed securities, commercial mortgage-backed securities and sovereign bonds issued by governments of nations, such as Germany and Norway. During the year, the Portfolio began to invest in foreign government bonds because they provide diversification away from the U.S. market, incremental yield, and potential gains from currency appreciation.

The Portfolio also performed better than its benchmark Index because it had a shorter duration. Duration measures a portfolio’s sensitivity to changes in interest rates. Having a shorter duration provided the Portfolio with some degree of protection as, on net, yields rose across the Treasury yield curve for the year.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
High Yield Bond Portfolio	10.25%	9.80%	5.45%
Lehman Brothers U.S. Corp. High Yield Bond Index	11.85	10.18	6.59
Lehman Brothers U.S. High Yield 2% Issuer Capped Index	10.76	10.20	6.63
Lipper (VIP) High Current Yield Funds Average	9.96	8.94	5.35

Portfolio inception: 2/23/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the High Yield Portfolio had a total return that was below that of its benchmark index but above the average of its peer group.

Money flowed into high yield bonds, commonly called “junk” bonds, as investors from around the world sought assets that provided attractive yields. This helped the high yield market absorb a record amount of newly issued bonds in 2006. Investors were also drawn to the market’s historically low default rate and the solid credit fundamentals of companies, many of which continued to generate free cash flow and carried positive cash balances on their financial statements. The Portfolio has to maintain a modest cash position to meet the liquidity needs of its shareholders; but in a year in which high yield bonds rallied, the cash position was a drag on its performance.

The Portfolio benefited from favorable security selection in 2006, particularly in the healthcare and pharmaceuticals sector where it held bonds of Warner Chilcot Corp. and Skilled Healthcare Group. The managers favored healthcare and pharmaceuticals, two of the more defensive industries that tend to do well even when the economy loses steam. Economic growth slowed in 2006 because the Federal Reserve repeatedly increased short-term interest rates to slow economic growth and pull back inflationary pressures. The target for the federal funds rate on overnight loans between banks was raised a total of 17 times between June 2004 and June 2006, increasing the rate from 1.00% to 5.25%. The last four increases occurred in the first half of 2006.

The troubled U.S. automotive industry posted a solid return in 2006 even though General Motors Corp. and Ford Motor Co. continued to lose market share in the United States. The Portfolio benefited from favorable security selection among bonds of auto parts suppliers. It held debt securities of Visteon Corp. and Lear Corp. but avoided bonds of Dura Automotive Systems, which filed for bankruptcy in 2006.

By contrast, exposure to bonds of packaging companies Tekni-Plex Inc. and Crown Holdings detracted from the Portfolio’s relative performance as rising commodity prices and higher input costs hurt the industry. Exposure to the paper and forest products industry also weakened the Portfolio’s relative performance. It held bonds of Ainsworth Lumber that performed poorly in part because prices of oriented strand board, which is used in residential and commercial construction, declined due to the housing slump.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Jennison Portfolio: Class I	1.79%	2.83%	7.17%	N/A
Jennison Portfolio: Class II	1.37	2.41	N/A	-4.78
S&P 500 Index	15.78	6.18	8.42	1.89
Russell 1000® Growth Index	9.07	2.69	5.44	-4.27
Lipper (VIP) Large-Cap Growth Funds Avg.	6.30	2.70	6.09	-2.63

Portfolio (Class I) inception: 4/25/1995. Portfolio (Class II) inception: 2/10/2000.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell® 1000 Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Jennison Portfolio had a total return that was substantially below its benchmarks and the average of its peer group.

Jennison looks for companies whose earnings and/or free cash flow they project to grow faster than average, compared with both the broad market and industry peers, and that have a moderate valuation for such growth prospects. This strategy worked very poorly in 2006, particularly during the strong value-oriented market in the first seven months of the year.

The largest detractor from the Portfolio’s performance relative to the Russell 1000 Growth Index was an overweight in grocery chain Whole Foods. The stock fell after the company warned that it expected slower growth in 2007 because it would be a transitional year for the firm. Several holdings in the technology sector also detracted from the Portfolio’s return. However, stocks in the asset management and energy industries enhanced its performance compared with the comparable sectors of the benchmark.

The Portfolio’s sector positioning is a result of its selection of individual stocks, not a separate strategic decision. Overall, the positioning hurt its performance in 2006, as greater-than-benchmark exposure to technology and an underweight in consumer noncyclical sectors weakened it more than its overweight in financials helped. The Portfolio also was hurt by having stronger growth characteristics than its benchmark and greater exposure to volatile stocks, inherent characteristics of its style that fared poorly in this market.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Money Market Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Money Market Portfolio	4.98%	4.74%	2.20%	3.69%
Lipper (VIP) Money Market Funds Avg.	N/A	4.54%	1.99%	3.50%

Portfolio inception: 5/13/1983.

SEVEN-DAY CURRENT NET YIELD *

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Money Market Portfolio had a total return of 4.74% that was above the average of its peer group. On December 26, 2006, the Portfolio’s 7-day current yield was 4.98%, up from 3.92% on December 27, 2005. The yield more closely reflects the current earnings of the Portfolio than the total return.

Among the most influential developments in the money markets during 2006 was the decision by the Federal Reserve (“the Fed”) to leave short-term interest rates unchanged in the second half of the year after repeatedly increasing them in the first half. In this changing investment environment, the Portfolio provided a competitive yield and ample liquidity to help shareholders meet their financial needs.

Fed policymakers, hoping to slow economic growth and bring down inflation, increased the target for the federal funds rate on overnight loans between banks 17 times from June 2004 to June 2006, raising the rate from 1.00% to 5.25%. The last four rate hikes occurred in the first half of 2006. During these months, the timing of their regularly scheduled meetings, which occur roughly every six weeks, remained a focal point of our investment strategy. We purchased short-term debt securities that matured around the time of the next meeting and reinvested their proceeds in higher yielding money market securities that became available after the Fed tightened monetary policy.

Economic growth began to slow in the spring of 2006, particularly as higher interest rates began to take a toll on the housing sector. The economy continued to lose steam in the second half of the year, allowing the Fed to leave short-term rates unchanged from July through December. Even though the Fed continued to express concern about inflation in the second half of the year (core inflation remained above the Fed’s unofficial target of 2%), many market participants expected it to cut short-term rates in 2007 to reinvigorate the economy. Under these conditions, longer-term money market yields declined to unattractive levels, and we found value in the one- to- three-month sector of the yield curve.

Throughout 2006, we maintained a large exposure to adjustable-rate money market securities that reset periodically based on formulas tied to either the one- or three-month London Interbank Offered Rates (LIBOR). Such securities were in great demand because their interest rates reset to higher levels as short-term rates rose. After the Fed stopped tightening monetary policy, and because many market participants expected the Fed to cut rates in 2007, three-month LIBOR was often the highest-yielding sector of the money market yield curve. Therefore, adjustable-rate securities based on three-month LIBOR remained a very attractive investment opportunity.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

*	Source: iMoneyNet, Inc. based on 357 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/26/06. Prudential Investment Management, Inc. is the source for Money Market Portfolio information.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Natural Resources Portfolio: Class I	22.20%	31.56%	17.97%	N/A
Natural Resources Portfolio: Class II	21.72%	N/A	N/A	43.47%
S&P 500 Index	15.78%	6.18%	8.42%	15.16%
Lipper (VIP) Natural Resources Funds Avg.	19.46%	21.80%	12.70%	33.41%

Portfolio (Class I) inception: 5/1/1988. Portfolio (Class II) inception: 4/28/2005.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Natural Resources Portfolio had a total return that was higher than both its benchmark index and the average of its peer group.

The Portfolio seeks to invest in low-cost producers of natural resources using a value-driven investment style. We expect its returns to be less volatile than the majority of its peers because it is diversified across natural resource subsectors and because its value approach tends to leave less room for share price declines.

In 2006, the Portfolio particularly benefited from its holdings of metals and mining companies. The manager believes that emerging economies, especially China, will drive increased demand for metals. Global supplies, particularly of copper and iron ore, remain strained because the easiest exploited sources of these metals have long been tapped. The Portfolio focuses on the producers with the largest and most productive reserves.

The return of the Portfolio was affected by a severe sell-off in commodities in September 2006. Despite the sell-off, commodity prices remain historically high. The volatility largely reflects the impact of short-term speculation. The manager believes that over the long term, fundamentals in many commodities are strong because the costs of new production will be higher than most expectations, while demand continues to be robust.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio

Subadvised by:  Quantitative Management Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Small Capitalization Stock Portfolio	14.67%	12.04%	11.40%
S&P SmallCap 600 Index	15.12	12.49	11.57
Lipper (VIP) Small-Cap Core Funds Avg.	15.23	10.28	10.42

Portfolio inception: 4/25/1995.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Prudential’s research group monitors and reports upon the performance of all Series fund Portfolios. In 2006, the Small Capitalization Stock Portfolio was managed by Quantitative Management Associates LLC (QMA), a unit of Prudential Investment Management. It is managed with the goal of having a return before fees and expenses that is close to that of the S&P SmallCap 600 Index (“the Index”). The Portfolio, the Index, and the Lipper (VIP) Small-Cap Core Funds Average all fell within a 0.60 percentage point range in 2006. The Lipper Average includes portfolios that have more aggressive strategies.

The Index return in 2006 was above its 10-year average and about in line with that of large-cap stocks. The foundation of its above-average return was very strong performance by the industrials sector, one of its largest. This sector includes the agricultural products group, whose return was above 50%, in part because of the rising price for corn for conversion to ethanol. The Index’s highest sector returns, however, were in the tiny telecommunication services sector, up almost 40%, and the somewhat larger materials and consumer staples sectors. The materials sector, which rose more than 30%, was driven by the metals & mining group. These industries are benefiting from the long-term rise in demand from developing economies that are building up their infrastructure. The consumer staples sector rose almost 30% on the strength of its tobacco, personal products, and beverages industries.

The financials sector, among the largest in the Index, contributed a good return although it didn’t keep up with the exceptional performance of the leading sectors. Its consumer finance group was among the strongest in the market. The energy sector was led by oil & gas refining and marketing, but its coal & consumable fuels group dropped sharply. The utilities sector had a good return, albeit not quite up with the leading sectors.

In this strong market, even the weakest sectors had returns close to 9% over the year. The technology sector, one of the two largest in this Index, was pulled down by the substantial drop of its computers & peripherals group and by information technology (IT) services. The consumer discretionary sector had several groups with negative returns, including multiline retail, distributors, catalog retail, and homebuilders. The healthcare sector was helped by its strong biotechnology group, but held back by poor performance by healthcare providers & services.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio

Subadvised by:  Quantitative Management Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Stock Index Portfolio	15.54%	5.88%	8.15%
S&P 500 Index	15.78	6.18	8.42
Lipper (VIP) S&P 500 Index Objective Funds Avg.	15.38	5.78	8.11

Portfolio inception: 10/19/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

In 2006, the Stock Index Portfolio was managed by QMA, a unit of Prudential Investment Management. The average index fund generally trails the S&P 500 Index (“the Index”) primarily because funds have fees and expenses that an index does not. The Portfolio’s return, although slightly below the Index, was above the average of similar funds.

The Index return for 2006 was above its historical average. All sectors, except health care and technology, made double-digit advances, most above 18%. The market benefited from exceptionally high corporate profits. In addition, substantial merger and acquisition activity helped prices in the real estate, utilities, telecommunications services, metals, and media industries. Investment bank stocks reflected high advising and trading income. Shares of ExxonMobil and Chevron, together composing almost 5% of the Index, had substantial gains. The aerospace and defense industry had high returns, in part because of demand for Boeing’s civilian aircraft. The impact of the slowing housing sector was mitigated by a pickup in nonresidential construction and by construction in the developing world. Demand for shares of companies producing construction materials continued to be strong. Metals stocks, particularly those of steel companies, and firms making construction machinery were in high demand. Negative returns for the managed health care and biotechnology industries contributed to making the healthcare sector the weakest in the Index.

Homebuilding stocks, which had fallen 45% from their January peak, recovered somewhat by year-end. Nonetheless, homebuilding and home improvement stocks had negative annual returns. After the U.S. Federal Reserve let its August 8 meeting pass without an interest-rate hike, the first break in two years, other industries rebounded significantly from steep losses earlier in the year. These included Internet & catalog retailers, human resource & employment services, Internet software & services, and wireless telecommunication services. Semiconductor and semiconductor equipment stocks recovered more modestly. Conversely, the rising price of corn drove agricultural products giant Archer-Daniels-Midland to give up some of a huge first-half gain.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Value Portfolio: Class I	19.94%	10.22%	10.69%	N/A
Value Portfolio: Class II	19.43	9.76	N/A	7.77
S&P 500 Index	15.78	6.18	8.42	4.05
Russell 1000® Value Index	22.25	10.86	11.00	8.66
Lipper (VIP) Large Cap Value Funds Avg.	19.01	7.73	8.75	6.34
Lipper (VIP) Multi Cap Value Funds Avg.	17.30	8.99	9.25	7.27

Portfolio (Class I) inception: 2/19/1988. Portfolio (Class II) inception: 5/14/2001.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Value Portfolio had a total return below the exceptionally high return of its style-specific benchmark index, but above the average of its peer group.

The Portfolio is managed in a relative value substyle. During this reporting period that substyle led to holding positions that varied more than the Russell 1000 Value Index. During 2006, this greater exposure to volatile stocks and the Portfolio’s less pronounced value characteristics than its benchmark both hurt its performance. Value stocks strongly outperformed growth over the first half of the year, and this environment was unfriendly to the Portfolio’s style. In fact, the Lipper Average of comparably managed funds trailed the benchmark by an even larger margin, showing that the very strong market provided few toeholds for active managers. Nonetheless, the Portfolio’s overall return was quite high by historical standards.

The Portfolio’s stock selection among large-cap value stocks eroded its return compared with its benchmark, particularly its selections within the technology and telecommunication sectors. A position in a computer software company, CA, had particularly large impact when the stock fell upon news about management turnover and a delay in filing its annual financial report with the SEC. Stock selection in the basic materials and financials sectors improved the Portfolio’s performance. It also benefited from a favorable distribution of its holdings among economic sectors. It was overweight compared with the benchmark in the very strong energy sector as well as in the above-average consumer noncyclicals and basic materials sectors, and correspondingly underweight in the financials sector, which was not among the market leaders.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Presentation of Portfolio Holdings for the Prudential Series Fund as of December 31, 2006 (Unaudited)

Conservative Balanced		Diversified Bond		Equity
Five Largest Holdings (% Assets) of Net		Five Largest Issues (% Net Assets) of		Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	1.8%	Federal National Mortgage Association, 5.50%, 1/01/33	4.9%	Microsoft Corp.	2.6%
General Electric Co.	1.5%	Federal National Mortgage Association, 5.00%, 3/01/34	2.5%	General Electric Co.	2.3%
Citigroup, Inc.	1.1%	Trains HY-1 2006, 7.548%, 5/01/16	1.6%	QUALCOMM, Inc.	2.1%
Microsoft Corp.	1.0%	Government of Hungary, 8.00%, 2/12/15	1.4%	Motorola, Inc.	2.0%
Bank of America Corp.	1.0%	Federal National Mortgage Association, 5.00%, 1/01/20	1.3%	Cisco Systems, Inc.	1.9%

Flexible Managed		Global		Government Income
Five Largest Holdings (% Net Assets) of		Five Largest Holdings (% Net Assets) of		Five Largest Issues (% Net Assets) of
Exxon Mobil Corp.	1.8%	UnitedHealth Group, Inc.	1.4%	Federal National Mortgage Association, 4.875%, 4/10/08	8.0%
General Electric Co.	1.5%	Goldman Sachs Group, Inc.	1.3%	Federal National Mortgage Association, 5.30%, 2/22/11	4.6%
Citigroup, Inc.	1.2%	Comcast Corp. (Class A Stock)	1.3%	Federal National Mortgage Association, 5.00%, TBA	2.9%
Federal National Mortgage Association, 5.50%, TBA	1.2%	HBOS PLC	1.1%	Tennessee Valley Authority, Series B, 4.375%, 6/15/15	2.7%
International Business Machines Corp.	1.1%	Genentech, Inc.	1.0%	United States Treasury Inflation Indexed Notes, 3.875%, 1/15/09	2.4%

High Yield Bond		Jennison		Natural Resources
Five Largest Issues (% of Net Assets)		Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)
General Motors Acceptance Corp., 6.875%, 9/15/11	1.6%	Google, Inc. (Class “A” Stock)	4.1%	Suncor Energy, Inc.	3.3%
Ford Motor Credit Co., 7.875%, 6/15/10	1.5%	Microsoft Corp.	3.6%	National-Oilwell Varco, Inc.	2.5%
Accellent, Inc., 10.50%, 12/01/13	1.0%	Cisco Systems, Inc.	3.3%	Transocean, Inc.	2.5%
HCA, Inc., 8.114%, 11/14/13	0.9%	Adobe Systems, Inc.	3.2%	OPTI Canada, Inc. (Canada)	2.4%
Ford Motor Co., 8.36%, 12/12/13	0.9%	American International Group, Inc.	3.2%	Southwestern Energy Co.	2.2%

Small Capitalization Stock		Stock Index		Value
Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% Net Assets) of
Manitowac Co., Inc.	0.6%	Exxon Mobil Corp.	3.5%	Citigroup, Inc.	3.0%
Energen Corp	0.6%	General Electric Co.	3.0%	American International Group, Inc.	2.8%
Frontier Oil Corp.	0.5%	Citigroup, Inc.	2.1%	Merrill Lynch & Co., Inc.	2.4%
Global Payments, Inc.	0.5%	Microsoft Corp.	2.0%	Altria Group, Inc.	2.3%
Veritas DGC, Inc.	0.5%	Bank of America Corp.	1.9%	Bank of New York Co., Inc. (The)	2.2%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1*) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

* 12b-1 fees are paid by the fund out of fund assets to cover distribution expenses and sometimes shareholder service expenses.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Conservative Balanced (Class I)	Actual	$1,000.00	$1,090.80	0.56%	$2.95
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

Diversified Bond (Class I)	Actual	$1,000.00	$1,058.30	0.45%	$2.33
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

Equity (Class I)	Actual	$1,000.00	$1,118.80	0.47%	$2.51
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40

Equity (Class II)	Actual	$1,000.00	$1,116.70	0.87%	$4.64
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

Flexible Managed (Class I)	Actual	$1,000.00	$1,100.10	0.61%	$3.23
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

Global (Class I)	Actual	$1,000.00	$1,129.90	0.74%	$3.97
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

Government Income (Class I)	Actual	$1,000.00	$1,044.00	0.51%	$2.63
	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

High Yield Bond (Class I)	Actual	$1,000.00	$1,073.10	0.57%	$2.98
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

Jennison (Class I)	Actual	$1,000.00	$1,090.40	0.63%	$3.32
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Jennison (Class II)	Actual	$1,000.00	$1,088.00	1.03%	$5.42
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Money Market (Class I)	Actual	$1,000.00	$1,025.10	0.42%	$2.14
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

Natural Resources (Class I)	Actual	$1,000.00	$1,039.40	0.50%	$2.57
	Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55

Natural Resources (Class II)	Actual	$1,000.00	$1,037.30	0.90%	$4.62
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Small Capitalization Stock (Class I)	Actual	$1,000.00	$1,067.20	0.44%	$2.29
	Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24

Stock Index (Class I)	Actual	$1,000.00	$1,125.80	0.36%	$1.93
	Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84

Value (Class I)	Actual	$1,000.00	$1,123.80	0.42%	$2.25
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

Value (Class II)	Actual	$1,000.00	$1,121.30	0.82%	$4.38
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2006 (to reflect the six-month period).

CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $196,798,835:
Unaffiliated investments (cost $2,022,194,120)	$2,469,261,024
Affiliated investments (cost $546,923,952)	546,988,257
Cash	116,699
Foreign currency, at value (cost $26,841)	27,060
Receivable for investments sold	52,574,428
Dividends and interest receivable	10,479,778
Receivable for Series shares sold	46,474
Prepaid expenses	42,886
Foreign tax reclaim receivable	36,623

Total Assets	3,079,573,229

LIABILITIES
Collateral for securities on loan	204,591,018
Payable for investments purchased	101,997,507
Management fee payable	1,297,142
Payable for Series shares repurchased	608,357
Due to broker—variation margin	246,824
Accrued expenses and other liabilities	230,407
Unrealized depreciation on swaps	21,669
Transfer agent fee payable	316

Total Liabilities	308,993,240

NET ASSETS	$2,770,579,989

Net assets were comprised of:
Paid-in capital	$2,373,220,128
Retained earnings	397,359,861

Net assets, December 31, 2006	$2,770,579,989

Net asset value and redemption price per share, $2,770,579,989 / 170,879,134 outstanding shares of beneficial interest (authorized 525,000,000 shares)	$16.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$50,753,367
Unaffiliated dividend income (net of foreign withholding taxes of $233,535)	28,950,414
Affiliated dividend income	16,339,321
Affiliated income from securities loaned, net	260,395

96,303,497

EXPENSES
Management fee	14,950,476
Custodian’s fees and expenses	205,000
Shareholders’ reports	140,000
Insurance expenses	71,000
Trustees’ fees	40,000
Audit fee	21,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	2,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	2,000
Miscellaneous	18,119

Total expenses	15,463,595

NET INVESTMENT INCOME	80,839,902

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	(108,622,883)
Futures transactions	3,473,671
Foreign currency transactions	(35,133)
Options written	32,695
Short sales	(41,934)
Swaps	(284,957)

(105,478,541)

Net change in unrealized appreciation (depreciation) on:
Investments	296,538,582
Futures	(1,204,348)
Foreign currencies	2,278
Options written	(25,332)
Swaps	(21,669)

295,289,511

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	189,810,970

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$270,650,872

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$80,839,902	$68,482,581
Net realized loss on investments, swaps and foreign currency transactions	(105,478,541)	(14,618,230)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	295,289,511	39,591,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	270,650,872	93,456,006

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(65,771,642)
Distributions from net realized capital gains	—	(28,275,553)
Distributions	(75,726,414)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(75,726,414)	(94,047,195)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,557,565 and 2,034,058 shares, respectively]	23,668,066	30,062,884
Series shares issued in reinvestment of dividends and distributions [5,014,994 and 6,595,175 shares, respectively]	75,726,414	94,047,195
Series shares repurchased [17,938,730 and 18,072,236 shares, respectively]	(273,531,887)	(267,289,008)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(174,137,407)	(143,178,929)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,787,051	(143,770,118)
NET ASSETS:
Beginning of year	2,749,792,938	2,893,563,056

End of year	$2,770,579,989	$2,749,792,938 (a)

(a) Includes undistributed net investment income of:		$69,851,558

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $52,884,013:
Unaffiliated investments (cost $1,137,656,890)	$1,142,714,909
Affiliated investments (cost $112,153,335)	112,173,480
Foreign currency, at value (cost $325,802)	325,799
Receivable for investments sold	61,345,970
Interest receivable	12,462,570
Unrealized appreciation on forward foreign currency contracts	556,456
Unrealized appreciation on swaps	480,813
Due from broker—variation margin	152,383
Receivable for Series shares sold	133,784
Prepaid expenses	25,596

Total Assets	1,330,371,760

LIABILITIES
Payable for investments purchased	105,083,662
Collateral for securities on loan	54,138,631
Securities sold short, at value (proceeds $19,425,000)	19,287,500
Accrued expenses and other liabilities	407,584
Management fee payable	392,983
Payable for Series shares repurchased	297,214
Unrealized depreciation on forward foreign currency contracts	228,641
Unrealized depreciation on swaps	127,952
Payable to custodian	34,489
Deferred trustees’ fees	7,588
Transfer agent fee payable	436

Total Liabilities	180,006,680

NET ASSETS	$1,150,365,080

Net assets were comprised of:
Paid-in capital	$1,154,116,065
Retained earnings	(3,750,985)

Net assets, December 31, 2006	$1,150,365,080

Net asset value and redemption price per share, $1,150,365,080 / 106,044,661 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$10.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $155,816)	$61,039,790
Affiliated dividend income	4,830,425
Affiliated income from securities loaned, net	197,570

66,067,785

EXPENSES
Management fee	4,689,336
Custodian’s fees and expenses	265,000
Shareholders’ reports	214,000
Insurance expenses	42,000
Trustees’ fees	23,000
Audit fee	20,000
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	4,000
Transfer agent’s fee and expenses (including affiliated expense of $2,600) (Note 4)	2,800
Miscellaneous	8,658

Total expenses	5,283,794

NET INVESTMENT INCOME	60,783,991

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	(6,233,676)
Short sales	(71,504)
Futures transactions	(577,814)
Swaps	302,013
Options written	68,013
Foreign currency transactions	(3,144,587)

(9,657,555)

Net change in unrealized appreciation (depreciation) on:
Investments	5,927,207
Securities sold short	137,500
Futures	(773,590)
Swaps	(349,449)
Options written	(52,694)
Foreign currencies	(62,272)

4,826,702

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(4,830,853)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,953,138

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$60,783,991	$58,610,798
Net realized gain (loss) on investments, swaps and foreign currency transactions	(9,657,555)	9,146,862
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	4,826,702	(28,627,041)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	55,953,138	39,130,619

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(64,066,702)
Distributions from net realized capital gains	—	(8,967,165)
Distributions	(68,284,295)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(68,284,295)	(73,033,867)

SERIES SHARE TRANSACTIONS:
Series shares sold [3,007,043 and 13,510,338 shares, respectively]	32,538,204	149,284,047
Series shares issued in reinvestment of dividends and distributions [6,373,024 and 6,639,907 shares, respectively]	68,284,295	73,033,867
Series shares repurchased [15,646,812 and 21,634,412 shares, respectively]	(168,772,245)	(241,438,250)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(67,949,746)	(19,120,336)

TOTAL DECREASE IN NET ASSETS	(80,280,903)	(53,023,584)
NET ASSETS:
Beginning of year	1,230,645,983	1,283,669,567

End of year	$1,150,365,080	$1,230,645,983

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $366,835,888:
Unaffiliated investments (cost $3,521,170,634)	$4,349,476,968
Affiliated investments (cost $435,213,247)	435,213,247
Cash	199,179
Dividends and interest receivable	5,717,150
Receivable for investments sold	712,998
Prepaid expenses	92,317
Tax reclaim receivable	17,041
Receivable for Series shares sold	15,108

Total Assets	4,791,444,008

LIABILITIES
Collateral for securities on loan	379,439,451
Payable for investments purchased	4,496,794
Management fee payable	1,683,368
Payable for Series shares repurchased	605,883
Accrued expenses and other liabilities	567,957
Deferred trustees’ fees	2,030
Transfer agent fee payable	896
Distribution fee payable	403
Administration fee payable	242

Total Liabilities	386,797,024

NET ASSETS	$4,404,646,984

Net assets were comprised of:
Paid-in capital	$3,610,238,397
Retained earnings	794,408,587

Net assets, December 31, 2006	$4,404,646,984

Class I:
Net asset value and redemption price per share, $4,402,742,586 / 160,390,283 outstanding shares of beneficial interest (authorized 525,000,000 shares)	$27.45

Class II:
Net asset value and redemption price per share, $1,904,398 / 69,196 outstanding shares of beneficial interest (authorized 50,000,000 shares)	$27.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,248,781 foreign withholding tax)	$62,461,919
Affiliated dividend income	3,573,498
Affiliated income from securities lending, net	1,129,408
Unaffiliated Interest	1,330

67,166,155

EXPENSES
Management fee	19,172,602
Distribution fee—Class II	4,627
Administration fee—Class II	2,776
Custodian’s fees and expenses	594,000
Insurance expenses	126,000
Shareholders’ reports	120,000
Trustees’ fees	62,000
Commitment fee on syndicated credit agreement	19,000
Audit fee	15,000
Transfer agent’s fees and expenses (including affiliated expense of $5,300) (Note 4)	9,000
Legal fees and expenses	5,000
Miscellaneous	9,694

Total expenses	20,139,699

NET INVESTMENT INCOME	47,026,456

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	333,279,341
Foreign currency transactions	(66,838)

333,212,503

Net change in unrealized appreciation (depreciation) on:
Investments	125,859,938
Foreign currencies	(726)

125,859,212

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	459,071,715

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$506,098,171

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,026,456	$41,399,720
Net realized gain on investments and foreign currencies	333,212,503	423,884,584
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	125,859,212	(16,875,093)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	506,098,171	448,409,211

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(39,989,141)
Class II	—	(9,415)
Distributions
Class I	(46,000,931)	—
Class II	(11,345)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(46,012,276)	(39,998,556)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	56,539,838	69,318,202
Series shares issued in reinvestment of dividends and distributions	46,012,276	39,998,556
Net asset value of shares issued in merger	—	28,041,417
Series shares repurchased	(443,931,719)	(396,681,659)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(341,379,605)	(259,323,484)

TOTAL INCREASE IN NET ASSETS	118,706,290	149,087,171
NET ASSETS:
Beginning of year	4,285,940,694	4,136,853,523

End of year	$4,404,646,984	$4,285,940,694 (a)

(a) Includes undistributed net investment income of		$2,150,120

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $293,454,272:
Unaffiliated investments (cost $3,009,764,519)	$3,420,923,312
Affiliated investments (cost $702,769,257)	702,847,821
Cash	2,218,393
Foreign currency, at value (cost $37,131)	37,470
Receivable for investments sold	48,042,849
Dividends and interest receivable	11,704,154
Prepaid expenses	78,126
Foreign tax reclaim receivable	57,735
Receivable for Series shares sold	4,420

Total Assets	4,185,914,280

LIABILITIES
Collateral for securities on loan	305,547,916
Payable for investments purchased	153,648,249
Management fee payable	1,896,885
Payable for Series shares repurchased	526,943
Accrued expenses and other liabilities	381,195
Due to broker—variation margin	339,431
Unrealized depreciation on swaps	22,365
Transfer agent fee payable	306

Total Liabilities	462,363,290

NET ASSETS	$3,723,550,990

Net assets were comprised of:
Paid-in capital	$3,105,699,602
Retained earnings	617,851,388

Net assets, December 31, 2006	$3,723,550,990

Net asset value and redemption price per share, $3,723,550,990 / 202,776,598 outstanding shares of beneficial interest (authorized 600,000,000 shares)	$18.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$45,927,732
Unaffiliated dividend income (net of foreign withholding taxes of $359,215)	44,963,085
Affiliated dividend income	19,505,872
Affiliated income from securities loaned, net	398,178

110,794,867

EXPENSES
Management fee	21,482,143
Shareholders’ reports	175,000
Custodian’s fees and expenses	155,000
Insurance expenses	67,000
Trustees’ fees	60,000
Commitment fee on syndicated credit agreement	30,000
Audit fee	15,000
Legal fees and expenses	13,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	1,900
Miscellaneous	20,171

Total expenses	22,019,214

NET INVESTMENT INCOME	88,775,653

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	137,675,925
Futures transactions	5,045,557
Foreign currency transactions	(55,311)
Written options transactions	25,845
Swaps	(254,091)
Short sales	51,719

142,489,644

Net change in unrealized appreciation (depreciation) on:
Investments	188,413,266
Futures	(2,129,845)
Foreign currencies	3,445
Written options	(20,027)
Swaps	(22,365)

186,244,474

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	328,734,118

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$417,509,771

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$88,775,653	$69,761,928
Net realized gain on investments, swaps and foreign currency transactions	142,489,644	187,998,027
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	186,244,474	(116,399,356)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	417,509,771	141,360,599

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(68,680,004)
Distributions	(122,314,562)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(122,314,562)	(68,680,004)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,352,364 and 2,131,903 shares, respectively]	23,240,485	35,053,816
Series shares issued in reinvestment of dividends and distributions [7,199,209 and 4,311,362 shares, respectively]	122,314,562	68,680,004
Series shares repurchased [15,165,926 and 31,247,534 shares, respectively]	(261,128,310)	(515,965,873)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(115,573,263)	(412,232,053)

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,621,946	(339,551,458)
NET ASSETS:
Beginning of year	3,543,929,044	3,883,480,502

End of year	$3,723,550,990	$3,543,929,044 (a)

(a) Includes undistributed net investment income of:		$70,753,332

SEE NOTES TO FINANCIAL STATEMENTS.

A4

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $48,803,921:
Unaffiliated investments (cost $752,362,931)	$902,248,491
Affiliated investments (cost $70,116,659)	70,116,659
Cash	1,900
Foreign currency, at value (cost $8,846,990)	8,989,536
Receivable for investments sold	5,928,884
Dividends receivable	705,361
Foreign tax reclaim receivable	265,807
Receivable for Series shares sold	142,605
Prepaid expenses	13,666

Total Assets	988,412,909

LIABILITIES
Collateral for securities on loan	50,850,856
Payable for investments purchased	3,628,829
Management fee payable	588,366
Accrued expenses and other liabilities	251,734
Payable for Series shares repurchased	233,807
Transfer agent fee payable	421

Total Liabilities	55,554,013

NET ASSETS	$932,858,896

Net assets were comprised of:
Paid-in capital	$791,374,063
Retained earnings	141,484,833

Net assets, December 31, 2006	$932,858,896

Net asset value and redemption price per share, $932,858,896 / 41,399,689 outstanding shares of beneficial interest (authorized 125,000,000 shares)	$22.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,103,800)	$16,427,605
Affiliated dividend income	1,280,168
Affiliated income from securities loaned, net	222,789
Interest	5,781

17,936,343

EXPENSES
Management fee	6,477,031
Custodian’s fees and expenses	260,000
Shareholders’ reports	200,000
Interest expense	189,169
Insurance expenses	20,000
Trustees’ fees	20,000
Audit fee	15,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	5,000
Transfer agent’s fees and expenses (including affiliated expense of $5,000 ) (Note 4)	5,000
Miscellaneous	42,513

Total expenses	7,243,713

NET INVESTMENT INCOME	10,692,630

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	33,063,490
Futures transactions	(172,946)
Foreign currency transactions	(450,808)

32,439,736

Net change in unrealized appreciation (depreciation) on:
Investments	112,017,163
Futures	159,503
Foreign currencies	79,622

112,256,288

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	144,696,024

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$155,388,654

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,692,630	$5,696,521
Net realized gain on investments and foreign currency transactions	32,439,736	172,527,940
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currencies	112,256,288	(64,514,700)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	155,388,654	113,709,761

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(4,467,100)
Distributions	(5,516,655)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,516,655)	(4,467,100)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,609,905 and 5,440,330 shares, respectively]	53,367,041	90,659,307
Series shares issued in reinvestment of dividends and distributions [272,832 and 279,893 shares, respectively]	5,516,655	4,467,100
Series shares repurchased [4,426,740 and 4,829,904 shares, respectively]	(90,036,644)	(81,315,937)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(31,152,948)	13,810,470

TOTAL INCREASE IN NET ASSETS	118,719,051	123,053,131
NET ASSETS:
Beginning of year	814,139,845	691,086,714

End of year	$932,858,896	$814,139,845 (a)

(a) Includes undistributed net investment income of:		$4,677,915

SEE NOTES TO FINANCIAL STATEMENTS.

A5

GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $20,724,279:
Unaffiliated investments (cost $333,011,098)	$330,285,965
Affiliated investments (cost $83,334,583)	83,347,754
Cash	1,790
Foreign currency (cost $17)	17
Receivable for investments sold	10,335,204
Interest receivable	2,473,614
Receivable for Series shares sold	46,254
Unrealized appreciation on forward currency contracts	31,647
Due from broker—variation margin	31,003
Prepaid expenses	5,736
Unrealized appreciation on swaps	4,555

Total Assets	426,563,539

LIABILITIES
Payable for investments purchased	49,902,378
Collateral for securities on loan	21,369,617
Securities sold short, at value (proceeds $497,344)	494,063
Payable for Series shares repurchased	202,543
Accrued expenses and other liabilities	132,774
Management fee payable	121,118
Unrealized depreciation on swaps	50,898
Unrealized depreciation on forward currency contracts	27,873
Deferred trustees’ fees	3,277
Transfer agent fee payable	213

Total Liabilities	72,304,754

NET ASSETS	$354,258,785

Net assets were comprised of:
Paid-in capital	$363,090,300
Retained earnings	(8,831,515)

Net assets, December 31, 2006	$354,258,785

Net asset value and redemption price per share, ($354,258,785 / 31,451,198 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$11.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest income	$16,477,819
Affiliated dividend income	2,434,419
Affiliated income from securities loaned, net	34,508

18,946,746

EXPENSES
Management fee	1,443,993
Shareholders’ reports	180,000
Custodian’s fees and expenses	125,000
Audit fee	20,000
Trustees’ fees	15,000
Insurance expenses	10,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,200) (Note 4)	1,300
Miscellaneous	10,117

Total expenses	1,812,410

NET INVESTMENT INCOME	17,134,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(2,290,853)
Foreign currency transactions	(458,252)
Futures transactions	80,611
Short sale transactions	(241,211)
Swap transactions	21,961
Options written transactions	22,688

(2,865,056)

Net change in unrealized appreciation (depreciation) on:
Investments	(818,410)
Foreign currencies	7,015
Futures	(245,148)
Short sales	3,281
Swaps	(179,302)
Options written	(17,582)

(1,250,146)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(4,115,202)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,019,134

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,134,336	$16,624,367
Net realized gain (loss) on investments, swaps and foreign currency transactions	(2,865,056)	225,247
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,250,146)	(6,657,947)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,019,134	10,191,667

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(18,278,784)
Distributions	(17,558,195)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,558,195)	(18,278,784)

SERIES SHARE TRANSACTIONS:
Series share sold [1,318,889 and 1,193,333 shares, respectively]	14,867,273	13,825,736
Series share issued in reinvestment of dividends and distributions [1,568,051 and 1,593,500 shares, respectively]	17,558,195	18,278,784
Series share repurchased [4,593,356 and 5,694,737 shares, respectively]	(51,789,971)	(66,011,678)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(19,364,503)	(33,907,158)

TOTAL DECREASE IN NET ASSETS	(23,903,564)	(41,994,275)
NET ASSETS:
Beginning of year	378,162,349	420,156,624

End of year	$354,258,785	$378,162,349 (a)

(a) Includes undistributed net investment income of:		$1,093,680

SEE NOTES TO FINANCIAL STATEMENTS.

A6

HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $242,435,755:
Unaffiliated investments (cost $1,576,230,433)	$1,616,116,744
Affiliated investments (cost $316,291,461)	316,306,419
Cash	170,853
Foreign currency, at value (cost $1,222,149)	1,357,656
Dividends and interest receivable	31,915,389
Receivable for investments sold	5,024,828
Unrealized appreciation on swaps	189,244
Receivable for Series shares sold	50,473
Prepaid expenses	36,125

Total Assets	1,971,167,731

LIABILITIES
Collateral for securities on loan	248,931,952
Management fee payable	800,020
Accrued expenses and other liabilities	190,554
Payable for Series shares repurchased	173,671
Deferred trustees’ fees	4,874
Transfer agent fee payable	436

Total Liabilities	250,101,507

NET ASSETS	$1,721,066,224

Net assets were comprised of:
Paid-in capital	$1,941,894,528
Retained earnings	(220,828,304)

Net assets, December 31, 2006	$1,721,066,224

Net asset value and redemption price per share, $1,721,066,224 / 322,842,834 outstanding shares of beneficial interest (authorized 600,000,000 shares)	$5.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$126,997,349
Affiliated dividend income	3,409,232
Affiliated income from securities loaned, net	668,984
Unaffiliated dividend income (net of foreign withholding taxes of $8,094)	99,507

Total income	131,175,072

EXPENSES
Management fee	9,057,758
Custodian’s fees and expenses	203,000
Shareholders’ reports	135,000
Insurance expenses	34,000
Trustees’ fees	31,000
Audit fee	20,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fee and expenses (including affiliated expense of $2,600) (Note 4)	3,000
Miscellaneous	14,723

Total expenses	9,520,481

NET INVESTMENT INCOME	121,654,591

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	4,303,693
Swaps	130,225
Foreign currency transactions	206

4,434,124

Net change in unrealized appreciation on:
Investments	34,789,795
Swaps	405,214
Foreign currencies	158,205

35,353,214

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	39,787,338

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$161,441,929

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$121,654,591	$114,505,158
Net realized gain (loss) on investments, swaps and foreign currency transactions	4,434,124	(711,848)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	35,353,214	(59,030,655)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	161,441,929	54,762,655

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(110,212,418)
Distributions	(129,163,904)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(129,163,904)	(110,212,418)

SERIES SHARE TRANSACTIONS:
Series shares sold (6,501,981 and 20,763,375 shares, respectively)	34,504,776	110,658,866
Series shares issued in reinvestment of dividends and distributions (24,614,532 and 20,967,075 shares, respectively)	129,163,904	110,212,418
Series shares repurchased (20,932,126 and 23,489,952 shares, respectively)	(110,629,621)	(125,355,809)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	53,039,059	95,515,475

TOTAL INCREASE IN NET ASSETS	85,317,084	40,065,712
NET ASSETS:
Beginning of year	1,635,749,140	1,595,683,428

End of year	$1,721,066,224	$1,635,749,140 (a)

(a) Includes undistributed net investment income of:		$4,914,325

SEE NOTES TO FINANCIAL STATEMENTS.

A7

JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $191,121,962:
Unaffiliated investments (cost $1,596,328,686)	$2,082,348,654
Affiliated investments (cost $217,419,846)	217,419,846
Dividends and interest receivable	2,142,333
Foreign tax reclaim receivable	195,115
Receivable for Series shares sold	80,332
Prepaid expenses	25,923

Total Assets	2,302,212,203

LIABILITIES
Collateral for securities on loan	198,460,608
Payable for investments purchased	4,831,699
Management fee payable	1,075,148
Payable for Series shares repurchased	524,812
Accrued expenses	313,562
Payable to custodian	109,637
Distribution fee payable	4,144
Administration fee payable	2,486
Transfer agent fee payable	1,092

Total Liabilities	205,323,188

NET ASSETS	$2,096,889,015

Net assets were comprised of:
Paid-in capital	$2,543,748,174
Retained earnings	(446,859,159)

Net assets, December 31, 2006	$2,096,889,015

Class I:
Net asset value and redemption price per share, $2,077,295,716 / 98,594,054 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$21.07

Class II:
Net asset value and redemption price per share, $19,593,299 / 943,302 outstanding shares of beneficial interest (authorized 75,000,000 shares)	$20.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $772,927)	$17,480,149
Affiliated dividend income	1,037,775
Affiliated income from securities loaned, net	960,997

19,478,921

EXPENSES
Management fee	12,696,436
Distribution fee—Class II	44,943
Administration fee—Class II	26,966
Shareholders’ reports	250,000
Custodian’s fees and expenses	210,000
Insurance expenses	42,000
Trustees’ fees	40,000
Loan interest expense (Note 8)	38,937
Audit fee	15,000
Legal fees and expenses	10,000
Interest expense	8,708
Transfer agent’s fees and expenses (including affiliated expense of $6,400) (Note 4)	7,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	13,194

Total expenses	13,408,184

NET INVESTMENT INCOME	6,070,737

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	88,296,249
Foreign currency transactions	6,395

88,302,644

Net change in unrealized appreciation (depreciation) on investments	(65,722,336)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	22,580,308

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,651,045

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,070,737	$1,937,182
Net realized gain on investments and foreign currency transactions	88,302,644	134,204,369
Net change in unrealized appreciation (depreciation) on investments	(65,722,336)	164,158,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	28,651,045	300,300,280

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(2,181,501)
Distributions
Class I	(6,106,593)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,106,593)	(2,181,501)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [6,012,576 and 14,492,389 shares, respectively]	123,017,264	269,056,619
Series shares issued in reinvestment of dividends and distributions [286,560 and 107,900 shares, respectively]	6,106,593	2,181,501
Series shares repurchased [18,306,413 and 20,487,671 shares, respectively]	(370,019,866)	(383,146,862)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(240,896,009)	(111,908,742)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(218,351,557)	186,210,037
NET ASSETS:
Beginning of year	2,315,240,572	2,129,030,535

End of year	$2,096,889,015	$2,315,240,572

SEE NOTES TO FINANCIAL STATEMENTS.

A8

MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value (amortized cost $1,057,655,190)	$1,057,655,190
Cash	3,508
Interest receivable	5,478,200
Receivable for Series shares sold	1,168,312
Prepaid expenses	19,057

Total Assets	1,064,324,267

LIABILITIES
Payable for Series shares repurchased	3,234,408
Management fee payable	362,091
Accrued expenses and other liabilities	203,457
Transfer agent fee payable	508

Total Liabilities	3,800,464

NET ASSETS	$1,060,523,803

Net assets were comprised of:
Paid-in capital	$1,060,523,803

Net assets, December 31, 2006	$1,060,523,803

Net asset value and redemption price per share, $1,060,523,803 / 106,052,380 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$52,052,580

EXPENSES
Management fee	4,072,696
Shareholders’ reports	140,000
Custodian’s fees and expenses	123,000
Insurance expenses	30,000
Trustees’ fees	25,000
Audit fee	13,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $5,500) (Note 4)	6,000
Miscellaneous	6,439

Total expenses	4,426,135

NET INVESTMENT INCOME	47,626,445

NET REALIZED LOSS ON INVESTMENTS	(1,731)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,624,714

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,626,445	$25,832,139
Net realized gain (loss) on investments	(1,731)	781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	47,624,714	25,832,920

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(25,832,139)
Distributions from net realized capital gains	—	(781)
Distributions	(47,624,714)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(47,624,714)	(25,832,920)

SERIES SHARE TRANSACTIONS:
Series shares sold [76,634,918 and 53,191,964 shares, respectively]	766,349,174	531,919,640
Series shares issued in reinvestment of dividends and distributions [4,772,689 and 2,574,174 shares, respectively]	47,726,894	25,741,744
Series shares repurchased [60,549,475 and 59,107,465 shares, respectively]	(605,494,752)	(591,074,644)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	208,581,316	(33,413,260)

TOTAL INCREASE (DECREASE) IN NET ASSETS	208,581,316	(33,413,260)
NET ASSETS:
Beginning of year	851,942,487	885,355,747

End of year	$1,060,523,803	$851,942,487

SEE NOTES TO FINANCIAL STATEMENTS.

A9

NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value, including securities on loan of $159,866,332:
Unaffiliated investments (cost $834,373,070)	$1,192,025,726
Affiliated investments (cost $189,237,193)	189,237,193
Foreign currency, at value (cost $1,396)	1,512
Dividends and interest receivable	798,545
Receivable for Series shares sold	318,615
Tax reclaims receivable	46,203
Prepaid expenses	18,801

Total Assets	1,382,446,595

LIABILITIES
Collateral for securities on loan	171,369,405
Payable to custodian	520,569
Management fee payable	472,813
Accrued expenses and other liabilities	141,490
Distribution fee payable	3,588
Administration fee payable	2,153
Transfer agent fee payable	262
Payable for Series shares repurchased	45

Total Liabilities	172,510,325

NET ASSETS	$1,209,936,270

Net assets were comprised of:
Paid-in capital	$597,611,505
Retained earnings	612,324,765

Net assets, December 31, 2006	$1,209,936,270

Class I:
Net asset value and redemption price per share, $1,193,032,771 / 26,121,903 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$45.67

Class II:
Net asset value and redemption price per share, $16,903,499 / 371,123 outstanding shares of beneficial interest (authorized 10,000,000 shares)	$45.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $296,555)	$12,349,852
Affiliated dividend income	1,387,556
Affiliated income from securities loaned, net	1,023,372
Interest	32,539

14,793,319

EXPENSES
Management fee	5,261,131
Distribution fee—Class II	36,366
Administration fee—Class II	21,820
Shareholders’ reports	210,000
Custodian’s fees and expenses	151,000
Insurance expenses	24,000
Trustees’ fees	20,000
Audit fee	16,000
Transfer agent’s fee and expenses (including affiliated expense of $1,500) (Note 4)	12,000
Legal fees and expenses	11,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	18,675

Total expenses	5,785,992

NET INVESTMENT INCOME	9,007,327

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	268,376,563
Foreign currency transactions	(183,762)
Swaps	(64,809)

268,127,992

Net change in unrealized appreciation (depreciation) on:
Investments	(53,355,214)
Foreign currencies	2,313

(53,352,901)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	214,775,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$223,782,418

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,007,327	$5,198,136
Net realized gain on investments and foreign currencies	268,127,992	185,328,105
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(53,352,901)	168,013,381

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	223,782,418	358,539,622

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(27,981)
Distributions from net realized capital gains
Class I	—	(60,008,879)
Distributions
Class I	(195,926,670)	—
Class II	(2,153,216)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(198,079,886)	(60,036,860)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [2,190,005 and 2,586,211 shares, respectively]	98,062,879	96,654,278
Series shares issued in reinvestment of dividends and distributions [ 4,866,801 and 1,857,002 shares, respectively]	198,079,886	60,036,860
Series shares repurchased [3,033,953 and 1,503,940 shares, respectively]	(133,276,101)	(56,381,759)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	162,866,664	100,309,379

TOTAL INCREASE IN NET ASSETS	188,569,196	398,812,141
NET ASSETS:
Beginning of year	1,021,367,074	622,554,933

End of year	$1,209,936,270	$1,021,367,074 (a)

(a) Includes undistributed net investment income of:		$960,296

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $183,898,003:
Unaffiliated investments (cost $512,491,751)	$773,390,185
Affiliated investments (cost $197,654,555)	197,654,555
Cash	626,036
Receivable for investments sold	1,412,115
Dividends and interest receivable	770,214
Receivable for Series shares sold	27,293
Prepaid expenses	12,307

Total Assets	973,892,705

LIABILITIES
Collateral for securities on loan	193,996,428
Payable for investments purchased	2,285,223
Management fee payable	265,452
Payable for Series shares repurchased	99,362
Accrued expenses and other liabilities	75,469
Due to broker—variation margin	33,550
Transfer agent fee payable	302

Total Liabilities	196,755,786

NET ASSETS	$777,136,919

Net assets were comprised of:
Paid-in capital	$469,249,930
Retained earnings	307,886,989

Net assets, December 31, 2006	$777,136,919

Net asset value and redemption price per share, $777,136,919 / 33,363,859 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$23.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $2,277)	$6,988,176
Affiliated income from securities loaned, net	552,611
Affiliated dividend income	364,910
Interest	25,175

7,930,872

EXPENSES
Management fee	3,058,143
Shareholders’ reports	120,000
Custodian’s fees and expenses	100,000
Insurance expenses	19,000
Interest expense	18,947
Audit fee	16,000
Trustees’ fees	16,000
Legal fees and expenses	12,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 8)	2,597
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	1,800
Miscellaneous	74,349

Total expenses	3,441,836

NET INVESTMENT INCOME	4,489,036

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	52,062,721
Futures transactions	(946,112)

51,116,609

Net change in unrealized appreciation (depreciation) on:
Investments	48,011,178
Futures	74,225

48,085,403

NET GAIN ON INVESTMENTS	99,202,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,691,048

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,489,036	$4,464,450
Net realized gain on investments	51,116,609	34,189,019
Net change in unrealized appreciation (depreciation) on investments	48,085,403	11,665,555

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	103,691,048	50,319,024

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(4,346,380)
Distributions from net realized capital gains	—	(42,621,094)
Distributions	(39,883,482)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(39,883,482)	(46,967,474)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,425,583 and 1,735,176 shares, respectively]	32,193,709	35,830,020
Series shares issued in reinvestment of dividends and distributions [1,770,000 and 2,375,052 shares, respectively]	39,883,482	46,967,474
Series shares repurchased [4,365,943 and 4,422,312 shares, respectively]	(97,080,147)	(91,046,543)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(25,002,956)	(8,249,049)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,804,610	(4,897,499)
NET ASSETS:
Beginning of year	738,332,309	743,229,808

End of year	$777,136,919	$738,332,309 (a)

(a) Includes undistributed net investment income of:		$296,825

SEE NOTES TO FINANCIAL STATEMENTS.

A11

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $312,744,658:
Unaffiliated investments (cost $1,850,312,530)	$3,250,965,027
Affiliated investments (cost $377,537,575)	377,537,575
Dividends receivable	4,592,791
Receivable for investments sold	4,107,723
Prepaid expenses	49,878
Receivable for Series shares sold	48,699

Total Assets	3,637,301,693

LIABILITIES
Collateral for securities on loan	324,986,258
Payable for investments purchased	2,864,453
Payable for Series shares repurchased	1,249,938
Management fee payable	981,721
Accrued expenses	553,223
Due to broker-variation margin	226,399
Payable to custodian	29,817
Transfer agent fee payable	908

Total Liabilities	330,892,717

NET ASSETS	$3,306,408,976

Net assets were comprised of:
Paid-in capital	$1,990,761,212
Retained earnings	1,315,647,764

Net assets, December 31, 2006	$3,306,408,976

Net asset value and redemption price per share, $3,306,408,976 / 92,784,961 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$35.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income	$60,380,082
Affiliated dividend income	2,448,969
Affiliated income from securities loaned, net	359,549
Interest	214,996

63,403,596

EXPENSES
Management fee	11,168,545
Custodian’s fees and expenses	260,000
Shareholders’ reports	250,000
Insurance expenses	84,000
Trustees’ fees	49,000
Commitment fee on syndicated credit agreement	18,000
Audit fee	15,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $5,500) (Note 4)	6,000
Miscellaneous	10,234

Total expenses	11,870,779

NET INVESTMENT INCOME	51,532,817

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(71,148,376)
Futures transactions	4,536,149

(66,612,227)

Net change in unrealized appreciation (depreciation) on:
Investments	476,053,748
Futures	1,059,651

477,113,399

NET GAIN ON INVESTMENTS	410,501,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$462,033,989

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,532,817	$48,182,909
Net realized loss on investments	(66,612,227)	(10,086,564)
Net change in unrealized appreciation (depreciation) on investments	477,113,399	103,847,958

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	462,033,989	141,944,303

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(47,928,302)
Distributions from net realized capital gains	—	(80,427,226)
Distributions	(59,982,933)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(59,982,933)	(128,355,528)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,413,005 and 10,979,065 shares, respectively]	80,048,346	339,642,147
Series shares issued in reinvestment of dividends and distributions [1,700,891 and 4,228,580 shares, respectively]	59,982,933	128,355,528
Series shares repurchased [13,622,829 and 11,826,004 shares, respectively]	(448,417,431)	(363,515,389)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(308,386,152)	104,482,286

TOTAL INCREASE IN NET ASSETS	93,664,904	118,071,061
NET ASSETS:
Beginning of year	3,212,744,072	3,094,673,011

End of year	$3,306,408,976	$3,212,744,072 (a)

(a) Includes undistributed net investment income of:		$1,844,408

SEE NOTES TO FINANCIAL STATEMENTS.

A12

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $157,993,033:
Unaffiliated investments (cost $1,476,137,639)	$1,931,925,941
Affiliated investments (cost $213,111,026)	213,111,026
Cash	124,298
Foreign currency, at value (cost $9,646)	9,862
Dividends and interest receivable	2,823,593
Receivable for Series shares sold	336,413
Dividend reclaim receivable	153,880
Prepaid expenses	29,416

Total Assets	2,148,514,429

LIABILITIES
Collateral for securities on loan	165,338,035
Payable for investments purchased	2,695,321
Management fee payable	669,002
Accrued expenses and other liabilities	593,720
Payable for Series shares repurchased	264,988
Transfer agent fee payable	918
Distribution fee payable	685
Administration fee payable	411

Total Liabilities	169,563,080

NET ASSETS	$1,978,951,349

Net assets were comprised of:
Paid-in capital	$1,308,416,215
Retained earnings	670,535,134

Net assets, December 31, 2006	$1,978,951,349

Class I:
Net asset value and redemption price per share, $1,975,723,941 / 75,389,736 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$26.21

Class II:
Net asset value and redemption price per share, $3,227,408 / 122,903 outstanding shares of beneficial interest (authorized 50,000,000 shares)	$26.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $451,053)	$32,751,838
Affiliated dividend income	1,623,575
Affiliated income from securities loaned, net	192,790
Interest	32,562

34,600,765

EXPENSES
Management fee	7,394,052
Distribution fee—Class II	7,846
Administration fee—Class II	4,708
Shareholders’ reports	200,000
Custodian’s fees and expenses	155,000
Insurance expenses	44,000
Trustees’ fees	34,000
Audit fee	16,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $5,400) (Note 4)	6,000
Miscellaneous	11,241

Total expenses	7,882,847

NET INVESTMENT INCOME	26,717,918

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	215,970,472
Foreign currency transactions	(13,826)

215,956,646

Net change in unrealized appreciation (depreciation) on:
Investments	94,559,921
Foreign currencies	216

94,560,137

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	310,516,783

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$337,234,701

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$26,717,918	$22,164,814
Net realized gain on investments and foreign currency transactions	215,956,646	205,030,786
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	94,560,137	28,679,032

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	337,234,701	255,874,632

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(22,610,679)
Class II	—	(26,899)
Distributions
Class I	(90,953,391)	—
Class II	(140,456)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(91,093,847)	(22,637,578)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [3,470,511 and 3,300,330 shares, respectively]	84,008,078	69,873,234
Series shares issued in reinvestment of dividends and distributions [3,735,884 and 990,895 shares, respectively]	91,093,847	22,637,578
Series shares repurchased [8,082,223 and 8,118,990 shares, respectively]	(195,543,964)	(171,071,091)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(20,442,039)	(78,560,279)

TOTAL INCREASE IN NET ASSETS	225,698,815	154,676,775
NET ASSETS:
Beginning of year	1,753,252,534	1,598,575,759

End of year	$1,978,951,349	$1,753,252,534 (a)

(a) Includes undistributed net investment income of:		$1,224,164

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 88.9%		Value (Note 2)
COMMON STOCKS — 56.1%	Shares
Aerospace & Defense — 1.2%
Boeing Co.	86,300	$7,666,892
General Dynamics Corp.	43,000	3,197,050
Goodrich Corp.	14,300	651,365
Honeywell International, Inc.	91,512	4,140,003
L-3 Communications Holdings, Inc.	14,300	1,169,454
Lockheed Martin Corp.	39,200	3,609,144
Northrop Grumman Corp.	37,962	2,570,027
Raytheon Co.	48,200	2,544,960
Rockwell Collins, Inc.	18,100	1,145,549
United Technologies Corp.	109,100	6,820,932

		33,515,376

Air Freight & Logistics — 0.4%
FedEx Corp.	32,200	3,497,564
United Parcel Service, Inc.	117,000	8,772,660

		12,270,224

Airlines — 0.1%
Air France KLM (France)	25,467	1,072,065
British Airways PLC (United Kingdom)(a)	11,347	117,196
Qantas Airways Ltd. (Australia)	147,621	608,460
Southwest Airlines Co.	81,200	1,243,983

		3,041,704

Auto Components — 0.1%
Continental AG (Germany)	7,471	869,932
Goodyear Tire & Rubber Co. (The)(a)(b)	20,500	430,295
Johnson Controls, Inc.	21,300	1,830,096
Michelin (CDGE) “Class B” (France)	4,090	391,426
Rieter Holding AG (Switzerland)	412	215,552
Stanley Electric Co Ltd	11,000	219,756

		3,957,057

Automobiles — 0.4%
DaimlerChrysler AG (Germany)	7,932	491,385
Fiat SpA (Italy)	18,949	362,196
Ford Motor Co.(b)	192,995	1,449,392
General Motors Corp.(b)	59,991	1,842,924
Harley-Davidson, Inc.(b)	29,800	2,100,006
Honda Motor Co. Ltd. (Japan)	31,100	1,227,491
Renault SA (France)	6,703	805,192
Toyota Motor Corp. (Japan)	41,900	2,804,241
Volkswagen AG (Germany)	2,865	325,095
Yamaha Motor Co. Ltd. (Japan)	13,400	421,212

		11,829,134

Beverages — 1.1%
Anheuser-Busch Cos., Inc.	82,400	4,054,080
Brown-Forman Corp. “Class B”	7,700	510,048
Carlsberg A/S (Denmark)	600	59,588
Coca-Cola Co. (The)	223,100	10,764,575
Coca-Cola Enterprises, Inc.	33,500	684,070
Coca-Cola Hellenic Bottling Co. SA (Greece)	3,180	124,253
Constellation Brands, Inc.(a)(b)	19,100	554,282
Foster’s Group Ltd. (Australia)	104,496	569,836
InBev NV (Belgium)	588	38,763

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Beverages (cont’d.)
Molson Coors Brewing Co. “Class B”(a)	6,400	$489,216
Pepsi Bottling Group, Inc.	16,600	513,106
PepsiCo, Inc.	178,230	11,148,287
SABMiller PLC (United Kingdom)	26,325	605,640

		30,115,744

Biotechnology — 0.7%
Amgen, Inc.(a)	127,260	8,693,131
Biogen Idec, Inc.(a)(b)	36,690	1,804,781
Celgene Corp.(a)(b)	39,700	2,283,941
Genzyme Corp.(a)	28,700	1,767,346
Gilead Sciences, Inc.(a)	46,700	3,032,231
MedImmune, Inc.(a)	28,000	906,360

		18,487,790

Building Products — 0.2%
American Standard Cos., Inc.	19,100	875,735
Cie de Saint-Gobain (France)	14,772	1,241,156
Geberit AG (Switzerland)	257	396,098
JS Group Corp. (Japan)	2,000	42,058
Masco Corp.	45,300	1,353,112
Nippon Sheet Glass Co. Ltd. (Japan)	78,000	365,275
Sanwa Shutter Corp. (Japan)	19,000	112,130

		4,385,564

Capital Markets — 2.2%
Ameriprise Financial, Inc.	30,620	1,668,790
Bank of New York Co., Inc. (The)	85,100	3,350,387
Bear Stearns Cos., Inc. (The)	14,616	2,379,192
Charles Schwab Corp. (The)	116,050	2,244,407
Credit Suisse Group (Switzerland)	24,488	1,713,256
D Carnegie AB (Sweden)	7,500	161,592
Deutsche Bank AG (Germany)	14,435	1,935,591
E*TRADE Financial Corp.(a)	48,300	1,082,886
Federated Investors, Inc. “Class B”	6,700	226,326
Franklin Resources, Inc.	19,700	2,170,349
Goldman Sachs Group, Inc.	48,200	9,608,670
Janus Capital Group, Inc.(b)	31,900	688,721
Legg Mason, Inc.(b)	13,500	1,283,175
Lehman Brothers Holdings, Inc.(b)	62,000	4,843,440
Macquarie Bank Ltd. (Australia)	4,918	305,681
Man Group PLC (United Kingdom	4,122	42,190
Mellon Financial Corp.	43,400	1,829,310
Merrill Lynch & Co., Inc.(b)	100,800	9,384,480
Morgan Stanley	119,580	9,737,400
Northern Trust Corp.	19,700	1,195,593
State Street Corp.	37,800	2,549,232
T. Rowe Price Group, Inc.	27,600	1,208,052
UBS AG (Switzerland)	26,580	1,615,305

		61,224,025

Chemicals — 1.0%
Air Products and Chemicals, Inc.	24,500	1,721,860
Asahi Chemical Industry Co. Ltd	48,000	314,699
Ashland, Inc.	8,100	560,358
BASF AG (Germany)	14,608	1,428,693
Denki Kagaku Kogyo K K (Japan)	11,000	45,647
Dow Chemical Co. (The)	102,331	4,087,100

SEE NOTES TO FINANCIAL STATEMENTS.

B1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
Du Pont E. I. de Nemours & Co.	96,020	$4,677,135
Eastman Chemical Co.	9,800	581,238
Ecolab, Inc.	21,200	958,240
Hercules, Inc.(a)	11,500	222,065
International Flavors & Fragrances, Inc.	9,100	447,356
Koninklijke DSM NV (Netherlands)	13,669	675,375
Mitsubishi Chemical Holdings Corp. (Japan)	138,000	868,962
Mitsubishi Gas Chemical Co., Inc. (Japan)	24,000	251,109
Mitsui Chemicals Inc.	63,000	484,355
Monsanto Co.	59,194	3,109,461
Nippon Shokubai Co. Ltd.	12,000	127,735
Orica Ltd. (Australia)	8,695	166,228
PPG Industries, Inc.	17,600	1,130,096
Praxair, Inc.	33,100	1,963,823
Rohm & Haas Co.	16,711	854,266
Sigma-Aldrich Corp.	7,900	613,988
Sumitomo Bakelite Co. Ltd. (Japan)	13,000	89,784
Sumitomo Chemical Co. Ltd. (Japan)	50,000	386,923
Teijin Ltd. (Japan)	67,000	412,506
Yara International ASA (Norway)	9,000	204,605

		26,383,607

Commercial Banks — 3.1%
Allied Irish Banks PLC (Ireland)	2,297	68,223
Alpha Bank (Greece)	4,298	129,924
Australia And New Zealand Banking Group Ltd. (Australia)	32,156	713,712
Banche Popolari Unite Scpa (Italy)	16,362	449,682
Banco Bilbao Vizcaya Argentaria SA (Spain)	74,746	1,799,706
Banco Comercial Portugues SA (Portugal)	127,436	471,019
Banco Espirito Santo SA (Portugal)	28,843	518,569
Banco Popolare di Verona (Italy)	27,020	775,771
Banco Popular Espanol SA (Spain)	14,784	267,948
Banco Santander Central Hispano SA (Spain)	127,293	2,375,979
Bank of Ireland (Ireland)	2,712	62,649
Barclay’s PLC (United Kingdom)	85,086	1,216,157
BB&T Corp.	60,600	2,662,158
BNP Paribas (France)	18,630	2,032,565
Comerica, Inc.	20,500	1,202,940
Commerce Bancorp, Inc.	16,700	589,009
Commerzbank AG (Germany)	11,366	431,354
Compass Bancshares, Inc.	12,800	763,520
Credit Agricole SA (France)	26,812	1,127,622
Danske Bank A/S (Denmark)	20,300	902,015
DBS Group Holdings Ltd. (Singapore)	46,000	675,325
Dexia (Belgium)	28,302	775,218
DNB NOR ASA (Norway)	70,000	993,553
Fifth Third Bancorp	61,521	2,518,055
First Horizon National Corp.(b)	13,600	568,208
Gunma Bank Ltd. (The) (Japan)	4,000	24,046
HSBC Holdings PLC (United Kingdom)	192,206	3,503,687

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Banks (cont’d.)
Huntington Bancshares, Inc.(b)	33,036	$784,605
KeyCorp	46,600	1,772,198
Lloyds TSB Group PLC (United Kingdom)	33,095	370,329
M&T Bank Corp.	8,300	1,013,928
Marshall & Ilsley Corp.	23,700	1,140,207
Mitsubishi Financial Group, Inc. (Japan)	32	396,986
Mitsui Trust Holdings, Inc. (Japan)	63,000	719,756
Mizuho Financial Group, Inc. (Japan)	115	820,291
National Australia Bank Ltd. (Australia)	6,163	196,210
National City Corp.(b)	64,500	2,358,120
PNC Financial Services Group, Inc.(b)	35,900	2,658,036
Regions Financial Corp.	83,903	3,137,972
Royal Bank of Scotland Group PLC (United Kingdom)	34,725	1,355,059
Sapporo Hokuyo Holdings, Inc (Japan)	3	28,953
Shinsei Bank Ltd. (Japan)	111,000	652,435
Skandinaviska Enskilda Banken AB “A Shares” (Sweden)	14,600	463,851
Societe Generale (France)	9,526	1,617,113
SunTrust Banks, Inc.(b)	40,200	3,394,890
Svenska Handelbanken “A Shares” (Sweden)	7,400	223,753
Synovus Financial Corp.	35,050	1,080,592
U.S. Bancorp	194,985	7,056,506
UniCredito Italiano SpA (Italy)	198,310	1,738,207
Wachovia Corp.(e)	203,540	11,591,602
Wells Fargo & Co.	369,500	13,139,419
Westpac Banking Corp. (Australia)	31,382	598,772
Zions Bancorporation	13,250	1,092,330

		87,020,734

Commercial Services & Supplies — 0.3%
Allied Waste Industries, Inc.(a)(b)	26,400	324,456
Avery Dennison Corp.	12,300	835,539
Cintas Corp.	15,100	599,621
Equifax, Inc.	14,600	592,760
Michael Page International PLC (United Kingdom)	26,133	231,407
Monster Worldwide, Inc.(a)	13,100	610,984
Pitney Bowes, Inc.	21,600	997,704
Randstad Holding NV (Netherlands)	1,545	106,868
Robert Half International, Inc.	21,900	812,928
RR Donnelley & Sons Co.	23,000	817,420
SGS SA (Switzerland)	131	145,998
Waste Management, Inc.	56,942	2,093,757

		8,169,442

Communications Equipment — 1.4%
ADC Telecommunications, Inc.(a)	14,771	214,623
Avaya, Inc.(a)	49,570	692,989
Ciena Corp.(b)	9,142	253,325
Cisco Systems, Inc.(a)	658,600	17,999,537
Comverse Technology, Inc.(a)(b)	18,400	388,424
Corning, Inc.(a)	159,100	2,976,761
Foxconn International Holdings Ltd. (Hong Kong)(a)	274,000	893,669

SEE NOTES TO FINANCIAL STATEMENTS.

B2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Communications Equipment (cont’d.)
JDS Uniphase Corp.(a)	11,375	$189,508
Juniper Networks, Inc.(a)	51,600	977,304
Motorola, Inc.	266,425	5,477,698
Nokia Corp. (Finland)	12,850	262,581
QUALCOMM, Inc.	180,800	6,832,431
Telent PLC (United Kingdom)(a)	4,333	40,108
Tellabs, Inc.(a)	45,800	469,908

		37,668,866

Computers & Peripherals — 1.9%
Apple Computer, Inc.(a)	91,600	7,771,344
Dell, Inc.(a)	244,500	6,134,505
EMC Corp.(a)(b)	248,350	3,278,220
Hewlett-Packard Co.	302,348	12,453,714
International Business Machines Corp.	167,300	16,253,195
Lexmark International, Inc.(a)(b)	12,533	917,416
NCR Corp.(a)	20,900	893,684
Network Appliance, Inc.(a)	41,700	1,637,976
QLogic Corp.(a)	20,600	451,552
SanDisk Corp.(a)(b)	19,000	817,570
Sun Microsystems, Inc.(a)	369,400	2,002,148
Toshiba Corp. (Japan)	10,000	64,982
Wincor Nixdorf AG (Germany)	486	75,099

		52,751,405

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	6,223	350,847
Chiyoda Corp. (Japan)	5,000	97,745
COMSYS Holdings Corp. (Japan)	10,000	110,489
Fluor Corp.	9,700	792,005
Fomento de Construcciones Y Contratas SA (Spain)	821	83,666
Kajima Corp. (Japan)	31,000	135,728
Obayashi Corp. (Japan)	135,000	875,175

		2,445,655

Construction Materials — 0.1%
Cimpor Cimentos de Portugal SGPS SA (Portugal)	26,165	217,250
CRH PLC (Ireland)	1,105	46,006
Fletcher Building Ltd. (New Zealand)	8,419	65,521
Holcim Ltd. “B Shares” (Switzerland)	3,487	319,654
Italcementi SpA (Italy)	7,499	211,542
Lafarge SA (France)	2,544	378,468
Taiheiyo Cement Corp. (Japan)	12,000	46,996
Vulcan Materials Co.	10,600	952,623

		2,238,060

Consumer Finance — 0.5%
American Express Co.	132,400	8,032,708
Capital One Financial Corp.	49,661	3,814,958
ORIX Corp. (Japan)	3,080	893,176
SLM Corp.	43,200	2,106,864

		14,847,706

Containers & Packaging — 0.1%
Ball Corp.	12,000	523,200
Bemis Co.	11,300	383,974

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Containers & Packaging (cont’d.)
Pactiv Corp.(a)	15,600	$556,764
Sealed Air Corp.(a)	9,300	603,756
Temple-Inland, Inc.	13,000	598,390

		2,666,084

Distributors — 0.1%
Genuine Parts Co.	18,800	891,684
Li & Fung Ltd. (Hong Kong)	130,000	403,628
Pacific Brands Ltd. (Australia)	116,210	239,057

		1,534,369

Diversified Consumer Services — 0.1%
Apollo Group, Inc.(a)(b)	14,800	576,756
H&R Block, Inc.	36,100	831,744

		1,408,500

Diversified Financial Services — 3.0%
Babcock & Brown Ltd. (Australia)	11,219	218,600
Bank of America Corp.	495,338	26,446,095
Challenger Financial Services Group Ltd. (Australia)	62,164	201,413
Chicago Mercantile Exchange Holdings, Inc.(b)	4,100	2,089,975
CIT Group, Inc.	23,500	1,310,595
Citigroup, Inc.	538,358	29,986,540
Fortis (Belgium)	32,439	1,383,973
ING Groep NV (Netherlands)	38,582	1,710,738
JPMorgan Chase & Co.	383,601	18,527,928
Moody’s Corp.	28,300	1,954,398
OKO Bank PLC (Finland)	23,100	387,262
Suncorp-Metway Ltd.	10,583	169,611

		84,387,128

Diversified Telecommunication Services — 1.7%
AT&T, Inc.(b)	424,073	15,160,610
Belgacom SA (Belgium)	15,659	689,777
BellSouth Corp.	196,600	9,261,826
BT Group PLC (United Kingdom)	126,583	747,259
CenturyTel, Inc.	14,000	611,240
Citizens Communications Co.	36,000	517,320
Embarq Corp.(a)	15,643	822,196
France Telecom SA (France)	1,419	39,242
Nippon Telegraph & Telephone Corp. (Japan)	220	1,084,927
Qwest Communications International, Inc.(a)(b)	171,257	1,433,421
Royal KPN NV (Netherlands)	43,376	616,672
Swisscom AG (Switzerland)	1,447	547,746
Telecom Corp. of New Zealand Ltd. (New Zealand)	308,025	1,041,749
Telecom Italia SpA (Italy)	295,654	750,112
Telefonica SA (Spain)	20,281	431,562
Telia Sonera AB (Sweden)	41,000	336,878
Verizon Communications Group Inc.	314,676	11,718,534
Windstream Corp.	47,457	674,839

		46,485,910

Electric Utilities — 1.2%
Allegheny Energy, Inc.(a)	16,900	775,879
American Electric Power Co., Inc.	42,660	1,816,463

SEE NOTES TO FINANCIAL STATEMENTS.

B3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electric Utilities (Cont’d.)
CLP Holdings Ltd. (Hong Kong)	35,500	$262,039
Duke Energy Corp.(b)	131,324	4,361,270
E.ON AG (Germany)	14,991	2,043,984
Edison International	36,500	1,660,020
Endesa SA (Spain)	30,512	1,443,132
Enel SpA (Italy)	27,024	278,784
Entergy Corp.	21,700	2,003,344
Exelon Corp.	71,774	4,442,093
FirstEnergy Corp.	36,001	2,170,860
FPL Group, Inc.(b)	42,800	2,329,176
Hokkaido Electric Power Co., Inc. (Japan)	23,100	589,958
Hong Kong Electric Holdings (Hong Kong)	7,000	34,229
Kansai Electric Power Co. Inc. (The) (Japan)	18,700	503,405
Kyushu Electric Power Co. Inc.	15,900	419,300
Pinnacle West Capital Corp.	11,500	582,935
PPL Corp.	41,500	1,487,360
Progress Energy, Inc.	27,683	1,358,682
Southern Co. (The)	82,100	3,026,206
Tokyo Electric Power Co., Inc. (The) (Japan)	26,900	869,040
Union Fenosa SA (Spain)	5,956	294,832

		32,752,991

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	36,137	648,004
American Power Conversion Corp.	12,100	370,139
Cooper Industries Ltd.	10,300	931,429
Emerson Electric Co.	90,200	3,976,918
Fujikura Ltd. (Japan)	25,000	219,775
Mitsubishi Electronics Corp. (Japan)	114,000	1,038,818
Rockwell Automation, Inc.	19,500	1,191,060
Schneider Electric SA (France)	2,217	246,122

		8,622,265

Electronic Equipment & Instruments — 0.2%
Agilent Technologies, Inc.(a)	54,614	1,903,299
Dainippon Screen Manufacturing Co. Ltd. (Japan)	5,000	44,842
Ibiden Co. Ltd. (Japan)	1,100	55,327
Jabil Circuit, Inc.	18,600	456,630
Kingboard Chemical Holdings Ltd. (Hong Kong)	36,500	143,329
Kyocera Corp. (Japan)	2,000	189,065
Molex, Inc.	16,700	528,221
Nippon Electric Glass Co., Ltd.	8,000	167,749
Sanmina-SCI Corp.(a)	54,200	186,990
Solectron Corp.(a)(b)	109,300	351,946
Symbol Technologies, Inc.	31,900	476,586
TDK Corp. (Japan)	600	47,772
Tektronix, Inc.	10,600	309,202
Venture Manufacturing (Singapore) Ltd. Corp.	13,000	114,021
Yaskawa Electric Corp. (Japan)	58,000	670,436

		5,645,415

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services — 0.9%
Baker Hughes, Inc.	39,150	$2,922,939
Fugro NV (Netherlands)	5,784	276,392
Halliburton Co.(b)	111,000	3,446,550
Nabors Industries Ltd. (Bermuda)(a)	35,300	1,051,234
National Oilwell Varco, Inc.(a)(b)	18,800	1,150,184
Noble Corp.(b)	14,800	1,127,020
Rowan Cos., Inc.	6,700	222,440
Schlumberger Ltd.	129,300	8,166,588
Smith International, Inc.	17,900	735,153
TGS Nopec Geophysical Co. Asa(a) (Norway)	11,522	238,379
Transocean, Inc.(a)(b)	35,897	2,903,708
Weatherford International Ltd.(a)	36,100	1,508,619

		23,749,206

Food & Staples Retailing — 1.2%
Aeon Co. Ltd. (Japan)	15,700	339,565
Casino GuichardPerrachon SA (France)	7,369	684,810
Costco Wholesale Corp.	52,100	2,754,527
CVS Corp.(b)	90,500	2,797,355
Delhaize Group (Belgium)	2,654	221,240
FamilyMart Co. Ltd. (Japan)	3,000	81,551
J. Sainsbury PLC (United Kingdom)	74,197	594,544
Koninklijke Ahold NV (Netherlands)(a)	51,070	543,362
Kroger Co. (The)	77,146	1,779,758
Safeway, Inc.	48,600	1,679,616
Supervalu, Inc.	20,010	715,358
Sysco Corp.	68,300	2,510,708
Walgreen Co.(b)	108,600	4,983,654
Wal-Mart Stores, Inc.	269,700	12,454,745
Whole Foods Market, Inc.(b)	14,100	661,713
Woolworths Ltd. (Australia)	10,721	201,945

		33,004,451

Food Products — 0.7%
Archer-Daniels-Midland Co.(b)	72,326	2,311,540
Campbell Soup Co.	20,500	797,245
ConAgra Foods, Inc.	57,300	1,547,100
Dean Foods Co.(a)	15,600	659,568
Ebro Puleva SA (Spain)	8,051	204,051
General Mills, Inc.	38,200	2,200,320
Groupe Danone (France)	270	40,916
H.J. Heinz Co.	35,100	1,579,851
Hershey Co. (The)	18,300	911,340
Kellogg Co.	27,400	1,371,644
McCormick & Co., Inc.	15,000	578,400
Nestle SA “B Shares” (Switzerland)	2,874	1,021,290
Nichirei Corp. (Japan)	11,000	61,608
Nisshin Scifon Group, Inc. (Japan)	11,500	118,678
Sara Lee Corp.	86,200	1,467,986
Suedzucker AG (Germany)	31,115	747,121
The East Asiatic Co. Ltd. (Denmark)	8,275	462,912
Tyson Foods, Inc. “Class A”	22,700	373,415
Unilever NV (Netherlands)	40,896	1,117,480
Unilever PLC (United Kingdom)	37,773	1,056,132
WM Wrigley Jr. Co.	23,100	1,194,732
Yamazaki Baking Co. Ltd.	14,000	135,891

		19,959,220

SEE NOTES TO FINANCIAL STATEMENTS.

B4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Gas Utilities — 0.1%
Gas Natural SDG SA (Spain)	5,798	$229,532
Gaz De France SA (France)	6,055	278,552
Nicor, Inc.	4,600	215,280
Peoples Energy Corp.	1,600	71,312
Questar Corp.	9,400	780,670

		1,575,346

Healthcare Equipment & Supplies — 0.8%
Ansell Ltd	8,085	71,706
Bard C.R., Inc.	10,900	904,373
Bausch & Lomb, Inc.(b)	6,700	348,802
Baxter International, Inc.	69,000	3,200,910
Becton Dickinson & Co.	27,300	1,915,095
Biomet, Inc.	26,300	1,085,401
Boston Scientific Corp.(a)	127,967	2,198,473
Cochlear Ltd. (Australia)	3,521	160,689
Hospira, Inc.(a)	16,760	562,801
Medtronic, Inc.	126,100	6,747,611
Phonak Holding AG (Switzerland)	1,432	113,996
St. Jude Medical, Inc.(a)	39,000	1,425,840
Stryker Corp.	32,600	1,796,586
Zimmer Holdings, Inc.(a)	26,900	2,108,422

		22,640,705

Healthcare Providers & Services — 1.3%
Aetna, Inc.	67,200	2,901,696
AmerisourceBergen Corp.(b)	25,000	1,124,000
Cardinal Health, Inc.	43,850	2,825,256
Caremark Rx, Inc.	50,100	2,861,211
Cigna Corp.	12,600	1,657,782
Coventry Health Care, Inc.(a)	19,750	988,488
Express Scripts, Inc.(a)(b)	17,600	1,260,160
Fresenius Medical Care AG (Germany)	583	77,782
Health Management Associates, Inc. “Class A”	28,600	603,746
Humana, Inc.(a)	17,400	962,394
Laboratory Corp. of America Holdings(a)(b)	13,100	962,457
Manor Care, Inc.	7,500	351,900
McKesson Corp.	32,130	1,628,991
Medco Health Solutions, Inc.(a)	31,549	1,685,979
Patterson Cos., Inc.(a)	10,000	355,100
Quest Diagnostics, Inc.	18,300	969,900
Suzuken Co. Ltd. (Japan)	8,400	315,821
Tenet Healthcare Corp.(a)	44,600	310,862
UnitedHealth Group, Inc.	148,300	7,968,158
WellPoint, Inc.(a)	69,800	5,492,561

		35,304,244

Healthcare Technology
IMS Health, Inc.	22,500	618,300

Hotels, Restaurants & Leisure — 0.8%
Carnival Corp.(b)	47,800	2,344,590
Carnival PLC (United Kingdom)	5,774	292,583
Darden Restaurants, Inc.(b)	15,150	608,576
Enterprise Inns PLC (United Kingdom)	20,592	545,513
Harrah’s Entertainment, Inc.	21,500	1,778,480
Hilton Hotels Corp.(b)	34,500	1,204,050
International Game Technology(b)	35,900	1,658,580

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (cont’d.)
Marriott International, Inc. “Class A”	34,400	$1,641,568
McDonald’s Corp.(b)	133,600	5,922,488
Starbucks Corp.(a)(b)	82,300	2,915,066
Starwood Hotels & Resorts Worldwide, Inc.	23,100	1,443,750
Wendy’s International, Inc.	9,600	317,664
Wyndham Worldwide Corp.(a)	20,420	653,848
Yum! Brands, Inc.	31,600	1,858,080

		23,184,836

Household Durables — 0.4%
Barratt Developments PLC (United Kingdom)	34,949	845,104
Black & Decker Corp.	8,700	695,739
Bovis Homes Group PLC (United Kingdom)	7,889	167,440
Centex Corp.(b)	12,300	692,121
D.R. Horton, Inc.	23,700	627,813
Fortune Brands, Inc.(b)	16,300	1,391,857
George Wimpey PLC (United Kingdom)	62,831	687,078
Harman International Industries, Inc.	8,000	799,280
KB Home	9,200	471,776
Leggett & Platt, Inc.	22,500	537,750
Lennar Corp.	16,400	860,344
Makita Corp. (Japan)	28,200	864,316
Matsushita Electric Industrial Co. Ltd. (Japan)	14,000	280,721
Newell Rubbermaid, Inc.	32,314	935,490
Pulte Homes, Inc.	17,200	569,664
Sekisui House Ltd.	8,000	116,186
Snap-On, Inc.	4,900	233,436
Stanley Works (The)	5,900	296,711
Taylor Woodrow PLC (United Kingdom)	47,224	394,127
Whirlpool Corp.	7,526	624,809

		12,091,762

Household Products — 1.1%
Clorox Co.	16,500	1,058,475
Colgate-Palmolive Co.	55,600	3,627,344
Kimberly-Clark Corp.	49,400	3,356,730
Procter & Gamble Co.	350,325	22,515,388
Reckitt Benckiser PLC (United Kingdom)	22,401	1,023,710

		31,581,647

Independent Power Producers & Energy Traders — 0.2%
AES Corp. (The)(a)	71,700	1,580,268
Constellation Energy Group, Inc.	20,400	1,404,948
Dynegy, Inc. “Class A”(a)	37,500	271,500
International Power PLC (United Kingdom)	115,618	864,198
TXU Corp.	49,900	2,705,079

		6,825,993

Industrial Conglomerates — 2.1%
3M Co.	81,300	6,335,709
Cookson Group PLC (United Kingdom)	16,043	197,267
General Electric Co.	1,121,600	41,734,737

SEE NOTES TO FINANCIAL STATEMENTS.

B5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Industrial Conglomerates (cont’d.)
Orkla ASA (Norway)	17,600	$996,407
Siemens AG (Germany)	1,368	136,520
Textron, Inc.	13,800	1,294,026
Tyco International Ltd. (Bermuda)	219,261	6,665,534

		57,360,200

Insurance — 2.6%
ACE Ltd. (Bermuda)	36,000	2,180,520
Aegon NV (Netherlands)	48,143	917,675
Aflac, Inc.(b)	53,800	2,474,800
Allianz AG (Germany)	8,137	1,663,920
Allstate Corp. (The)	72,600	4,726,986
AMBAC Financial Group, Inc.	11,300	1,006,491
American International Group, Inc.	282,188	20,221,592
AON Corp.	34,200	1,208,628
Aviva PLC (United Kingdom)	85,093	1,369,539
AXA SA (France)	24,363	986,355
Chubb Corp.	51,800	2,740,738
Cincinnati Financial Corp.	17,837	808,194
CNP Assurances (France)	2,118	236,529
Fondiaria-Sai SpA (Italy)	2,967	141,937
Genworth Financial, Inc.	49,500	1,693,395
Hartford Financial Services Group, Inc.	33,100	3,088,561
Lincoln National Corp.	30,917	2,052,889
Loews Corp.	45,800	1,899,326
Marsh & McLennan Cos., Inc.	61,300	1,879,458
MBIA, Inc.(b)	14,350	1,048,411
MetLife, Inc.	81,100	4,785,711
Muenchener Rueckversicherungs — Gesellschaft AG (Germany)	7,869	1,360,754
Principal Financial Group	30,700	1,802,090
Progressive Corp. (The)	83,400	2,019,948
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	266,881	796,886
SAFECO Corp.	15,900	994,545
SCOR (France)	24,972	73,840
St. Paul Travelers Cos., Inc. (The)	79,035	4,243,389
Swiss Reinsurance (Switzerland)	9,365	796,236
Topdanmark A/S (Denmark)(a)	600	99,207
Torchmark Corp.	11,500	733,240
Unipol SpA (Italy)	29,919	96,959
UnumProvident Corp.	32,210	669,324
XL Capital Ltd. “Class A” (Bermuda)	18,900	1,361,178
Zurich Financial Services AG (Switzerland)	4,424	1,190,867

		73,370,118

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.(a)(b)	29,500	1,164,070
Experian Group Ltd. (Ireland)(a)	9,339	109,622
IAC/InterActiveCorp(a)(b)	19,300	717,188

		1,990,880

Internet Software & Services — 0.7%
eBay, Inc.(a)(b)	124,100	3,731,687
Google, Inc. “Class A”(a)	22,900	10,544,992
Verisign, Inc.(a)	26,500	637,325
Yahoo!, Inc.(a)	130,400	3,330,416

		18,244,420

COMMON STOCKS (Continued)	Shares	Value (Note 2)
IT Services — 0.6%
Affiliated Computer Services, Inc.(a)	13,700	$669,108
Automatic Data Processing, Inc.	61,000	3,004,251
Cognizant Technology SolutionsCorp.(a)	14,900	1,149,684
Computer Sciences Corp.(a)	17,400	928,638
Convergys Corp.(a)	14,800	351,944
Electronic Data Systems Corp.	54,100	1,490,455
Fidelity National Information Services, Inc.	14,600	585,314
First Data Corp.	80,610	2,057,167
Fiserv, Inc.(a)	21,300	1,116,546
NTT Data Corp. (Japan)	181	906,122
Paychex, Inc.	36,800	1,455,072
Sabre Holdings Corp.	14,526	463,234
Unisys Corp.(a)	49,200	385,728
Western Union Co.	80,610	1,807,276

		16,370,539

Leisure Equipment & Products — 0.2%
Brunswick Corp.	7,200	229,680
Eastman Kodak Co.	27,400	706,920
FUJIFILM Holdings Corp. (Japan)	12,700	523,089
Hasbro, Inc.	21,500	585,875
Mattel, Inc.	42,651	966,472
Nikon Corp. (Japan)	42,000	920,635
Yamaha Corporation (Japan)	16,900	358,040

		4,290,711

Life Sciences, Tools & Services — 0.1%
Applera Corp. — Applied Biosystems Group	20,300	744,807
Millipore Corp.(a)(b)	4,700	313,020
PerkinElmer, Inc.	12,800	284,544
Thermo Electron Corp.(a)	45,100	2,042,579
Waters Corp.(a)	12,500	612,125

		3,997,075

Machinery — 0.9%
Amada Co. Ltd. (Japan)	30,000	317,629
Caterpillar, Inc.	71,700	4,397,360
Cummins, Inc.	5,400	638,172
Danaher Corp.	24,800	1,796,512
Deere & Co.	24,800	2,357,736
Dover Corp.	22,500	1,102,950
Eaton Corp.	16,400	1,232,296
Illinois Tool Works, Inc.	44,300	2,046,217
Ingersoll-Rand Co. Ltd. “Class A” (Bermuda)	36,800	1,439,984
ITT Corp.	19,200	1,090,944
KCI Konecranes Oyj (Finland)	2,250	66,233
Komatsu Ltd. (Japan)	55,000	1,113,193
Komori Corp. (Japan)	14,000	260,745
Kubota Corp. (Japan)	59,000	546,398
MAN AG (Germany)	3,277	297,225
Metso Oyj (Finland)	6,300	318,015
Mitsubishi Heavy Industries Ltd. (Japan)	25,000	113,422
NSK Ltd. (Japan)	29,000	285,684
Paccar, Inc.(b)	26,262	1,704,404
Pall Corp.	10,000	345,500
Parker Hannifin Corp.	13,710	1,054,025
Terex Corp.(a)	7,500	484,350

SEE NOTES TO FINANCIAL STATEMENTS.

B6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery (cont’d.)
Vallourec	3,667	$1,066,385
Volvo AB “B Shares” (Sweden)	8,400	578,532

		24,653,911

Marine
Kawasaki Kisen Kaisha Ltd. (Japan)	14,000	109,431
Mitsui O.S.K. Lines Ltd. (Japan)	102,000	1,007,420
Nippon Yusen KK (Japan)	6,000	43,878

		1,160,729

Media — 1.9%
APN News & Media Ltd. (Australia)	15,016	71,582
CBS Corp. “Class B”(b)	85,434	2,663,832
Clear Channel Communications, Inc.	55,600	1,976,024
Comcast Corp. “Class A”(a)(b)	231,960	9,818,868
DIRECTV Group, Inc. (The)(a)	76,000	1,895,440
Dow Jones & Co., Inc.(b)	6,800	258,400
E.W. Scripps Co.	8,600	429,484
Eniro AB (Sweden)	13,900	183,751
Gannett Co., Inc.	25,200	1,523,592
Interpublic Group of Cos., Inc.(a)(b)	37,200	455,328
ITV PLC (United Kingdom)	110,494	230,408
McGraw-Hill Cos., Inc. (The)	38,100	2,591,562
Meredith Corp.	2,700	152,145
New York Times Co. (The) “Class A”(b)	17,800	433,608
News Corp. “Class A”	244,400	5,249,712
Omnicom Group, Inc.	18,900	1,975,806
Reed Elsener PLC (UK)	7,548	82,835
Reed Elsevier NV (New Zealand)	5,029	85,769
Time Warner, Inc.	438,800	9,557,064
Tokyo Broadcasting System, Inc. (Japan)	1,300	43,316
Tribune Co.(b)	24,250	746,415
Univision Communications, Inc.(a)	20,300	719,026
Viacom, Inc. “Class B”(a)	76,234	3,127,881
Vivendi (France)	36,265	1,417,473
Walt Disney Co.	233,300	7,995,191

		53,684,512

Metals & Mining — 0.8%
Acerinox SA (Spain)	17,350	527,909
Alcoa, Inc.	96,240	2,888,161
Allegheny Technologies, Inc.	8,200	743,576
Anglo American PLC (United Kingdom)	30,860	1,505,145
BHP Billiton Ltd. (Australia)	31,001	616,582
BHP Billiton PLC (United Kingdom)	29,379	537,558
Boehler-Uddeholm AG (Austria)	1,268	88,880
Boliden AB (Sweden)	1,792	46,070
Freeport-McMoRan Copper & Gold, Inc.(b)	20,500	1,142,465
Mittal Steel Co. NV	4,664	196,891
Newmont Mining Corp. (Netherlands)	50,700	2,289,105
Nippon Light Metal Co. Ltd. (Japan)	43,000	110,202
Nippon Steel Corp. (Japan)	69,000	395,855
Nucor Corp.	32,200	1,760,052
Outokumpu Oyj “Class A” (Finland)	18,000	704,746
Phelps Dodge Corp.	22,586	2,703,995
Rio Tinto Ltd. (Australia)	5,753	334,932

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metals & Mining (cont’d.)
Rio Tinto PLC (United Kingdom)	25,934	$1,380,154
Salzgitter AG (Germany)	1,193	157,009
Sumitomo Metal Industries Ltd. (Japan)	106,000	460,222
ThyssenKrupp AG (Germany)	16,523	779,747
United States Steel Corp.	13,300	972,762
Xstrata PLC. (Switzerland)	10,090	503,779

		20,845,797

Multiline Retail — 0.6%
Big Lots, Inc.(a)	14,100	323,172
Dillard’s, Inc.	7,800	272,766
Dollar General Corp.	35,356	567,817
Family Dollar Stores, Inc.	18,900	554,337
Federated Department Stores, Inc.	59,074	2,252,492
J.C. Penney Co., Inc.	26,800	2,073,248
Kohl’s Corp.(a)	37,700	2,579,811
Marks & Spencer Group PLC (United Kingdom)	66,968	940,146
Nordstrom, Inc.	23,400	1,154,556
PPR SA (France)	602	89,956
Sears Holding Corp.(a)(b)	10,442	1,753,525
Target Corp.	90,400	5,157,320

		17,719,146

Multi-Utilities — 0.6%
Ameren Corp.(b)	21,400	1,149,822
CenterPoint Energy, Inc.(b)	36,700	608,486
CMS Energy Corp.(a)(b)	25,000	417,500
Consolidated Edison, Inc.(b)	27,000	1,297,890
Dominion Resources, Inc.(b)	39,516	3,313,020
DTE Energy Co.(b)	20,000	968,200
KeySpan Corp.	18,200	749,476
National Grid PLC (United Kingdom)	93,691	1,351,992
NiSource, Inc.	29,500	710,950
PG&E Corp.	37,000	1,751,210
Public Service Enterprise Group, Inc.	27,100	1,798,898
RWE AG (Germany)	480	52,882
Sempra Energy	27,819	1,558,977
Suez SA (France)	3,029	156,858
TECO Energy, Inc.	22,300	384,229
Xcel Energy, Inc.	45,810	1,056,379

		17,326,769

Office Electronics — 0.1%
Canon, Inc. (Japan)	20,550	1,156,968
Ricoh Co. Ltd. (Japan)	48,000	977,534
Xerox Corp.(a)	107,300	1,818,736

		3,953,238

Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp.	48,354	2,104,366
Apache Corp.(b)	35,214	2,342,083
B.J. Services Co.	39,000	1,143,480
BP PLC (United Kingdom)	331,078	3,678,789
Chesapeake Energy Corp.	45,600	1,324,680
Chevron Corp.	239,122	17,582,640
ConocoPhillips	178,077	12,812,640
CONSOL Energy, Inc.(b)	17,300	555,849
Devon Energy Corp.	48,700	3,266,796
El Paso Corp.	76,136	1,163,358
ENI SpA (Italy)	60,280	2,027,502
EOG Resources, Inc.	27,300	1,704,885

SEE NOTES TO FINANCIAL STATEMENTS.

B7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Exxon Mobil Corp.	641,240	$49,138,220
Hess Corp.	24,800	1,229,336
Kinder Morgan, Inc.	10,800	1,142,100
Marathon Oil Corp.	38,291	3,541,918
Murphy Oil Corp.(b)	19,500	991,575
Neste Oil Oyj (Finland)	24,400	741,775
Nippon Oil Corp. (Japan)	88,000	588,495
Norsk Hydro ASA (Norway)	12,517	388,446
Occidental Petroleum Corp.	91,900	4,487,477
Peabody Energy Corp.	22,800	921,348
Repsol YPF SA (Spain)	2,165	74,877
Royal Dutch Shell (Netherlands)	34,918	1,220,383
Royal Dutch Shell PLC “B Shares” (Netherlands)	57,915	2,029,798
Santos Ltd. (Australia)	104,129	810,372
Sunoco, Inc.(b)	15,000	935,400
Total SA (France)	17,654	1,273,568
Valero Energy Corp.	65,500	3,350,980
Williams Cos., Inc.	66,300	1,731,756
XTO Energy, Inc.	40,233	1,892,963

		126,197,855

Paper & Forest Products — 0.2%
International Paper Co.	51,373	1,751,819
MeadWestvaco Corp.	20,714	622,663
Svenska Cellulosa AB (SCA) “B Shares” (Sweden)	7,900	412,543
Weyerhaeuser Co.	24,200	1,709,730

		4,496,755

Personal Products — 0.1%
Avon Products, Inc.	48,800	1,612,352
Estee Lauder Cos., Inc. (The) “Class A”	13,500	551,070

		2,163,422

Pharmaceuticals — 3.5%
Abbott Laboratories	164,700	8,022,537
Allergan, Inc.(b)	16,700	1,999,658
Altana AG (Germany)	2,862	176,998
AstraZeneca PLC (United Kingdom)	34,940	1,877,222
Barr Pharmaceuticals, Inc.(a)	11,500	576,380
Bristol-Myers Squibb Co.	210,500	5,540,360
Daiichi Sankyo Co. Ltd. (Japan)	3,700	115,417
Eisai Co. Ltd. (Japan)	1,100	60,429
Eli Lilly & Co.	112,100	5,840,410
Forest Laboratories, Inc.(a)	36,000	1,821,600
GlaxoSmithKline PLC (United Kingdom)	84,951	2,235,509
Johnson & Johnson	322,448	21,288,016
King Pharmaceuticals, Inc.(a)	28,366	451,587
Mayne Pharma Ltd. (Australia)	23,343	74,903
Merck & Co., Inc.	235,500	10,267,800
Mylan Laboratories, Inc.	20,900	417,164
Novartis AG (Switzerland)	15,479	892,408
Pfizer, Inc.	790,545	20,475,115
Roche Holding AG (Switzerland)	11,467	2,056,249
Sanofi-Aventis (France)	17,248	1,592,631
Santen Pharmaceutical Co. Ltd. (Japan)	4,400	123,773
Schering-Plough Corp.(b)	159,800	3,777,672

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals (cont’d.)
Takeda Pharmaceutical Co. Ltd. (Japan)	5,400	$370,095
Tanabe Seiyaku CO Ltd	16,000	209,230
Watson Pharmaceuticals, Inc.(a)	12,200	317,566
Wyeth	145,200	7,393,584

		97,974,313

Real Estate — 0.1%
CB Richard Ellis Group, Inc.	18,800	624,160
City Developments Ltd. (Singapore)	6,000	49,453
Immofinanz Immobilien Anlagen (Australia)	7,831	111,643
Lend Lease Corp. Ltd. (Australia)	19,977	290,090
Leopalace21 Corp. (Japan)	21,700	693,176
Realogy Corp.(a)	25,775	781,497
Sumitono Realty & Development Co. Ltd. (Japan)	7,000	224,415
Swire Pacific Ltd. (Hong Kong)	19,500	209,097
UOL Group Ltd. (Singapore)	77,000	217,082
Wharf Holdings (Hong Kong)	17,000	62,690

		3,263,303

Real Estate Investment Trust — 0.6%
Apartment Investment & Management Co. “Class A”	9,000	504,180
Archstone-Smith Trust(b)	23,300	1,356,293
Boston Properties, Inc.(b)	11,800	1,320,184
British Land Co. PLC (United Kingdom)	6,336	212,635
Equity Office Properties Trust	40,500	1,950,885
Equity Residential	32,300	1,639,225
Hammerson PLC (United Kingdom)	2,513	77,595
Kimco Realty Corp.(b)	21,500	966,425
Mirvac Group (Australia)	102,795	452,157
Plum Creek Timber Co., Inc.	17,100	681,435
ProLogis	27,100	1,646,867
Public Storage, Inc.	11,400	1,111,500
Simon Property Group, Inc.(b)	22,100	2,238,509
Vornado Realty Trust	13,000	1,579,500

		15,737,390

Road & Rail — 0.4%
Burlington Northern Santa Fe Corp.	40,300	2,974,543
CSX Corp.	52,600	1,811,018
Nippon Express Co. Ltd. (Japan)	23,000	125,841
Norfolk Southern Corp.	45,500	2,288,195
Ryder System, Inc.	6,900	352,314
Toll Holdings Ltd. (Australia)	7,390	106,444
Union Pacific Corp.	29,800	2,742,196

		10,400,551

Semiconductors & Semiconductor Equipment — 1.3%
Advanced Micro Devices, Inc.(a)(b)	51,300	1,043,955
Altera Corp.(a)(b)	42,200	830,496
Analog Devices, Inc.	40,100	1,318,087
Applied Materials, Inc.	166,000	3,062,700
ASM Pacific Technology Ltd. (Hong Kong)	17,500	97,296
Broadcom Corp. “Class A”(a)	43,150	1,394,177
Elpida Memory, Inc. (Japan)(a)	6,400	351,490

SEE NOTES TO FINANCIAL STATEMENTS.

B8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (cont’d.)
Intel Corp.	620,500	$12,565,125
KLA-Tencor Corp.	20,500	1,019,875
Linear Technology Corp.	31,000	939,920
LSI Logic Corp.(a)(b)	47,100	423,900
Maxim Integrated Products, Inc.	27,500	842,050
Micron Technology, Inc.(a)(b)	70,400	982,784
National Semiconductor Corp.	36,500	828,550
Novellus Systems, Inc.(a)(b)	16,000	550,720
NVIDIA Corp.(a)	40,600	1,502,606
PMC — Sierra, Inc.(a)(b)	10,000	67,100
Sumco Corp. (Japan)	12,700	1,073,288
Teradyne, Inc.(a)(b)	22,100	330,616
Texas Instruments, Inc.	172,300	4,962,240
Tokyo Electron Ltd. (Japan)	13,200	1,038,280
Xilinx, Inc.	38,000	904,780

		36,130,035

Software — 1.7%
Adobe Systems, Inc.(a)	62,000	2,549,440
Autodesk, Inc.(a)(b)	23,300	942,718
BMC Software, Inc.(a)	24,200	779,240
CA, Inc.	51,664	1,170,190
Citrix Systems, Inc.(a)	16,400	443,620
Compuware Corp.(a)	45,900	382,347
Electronic Arts, Inc.(a)	33,100	1,666,916
Intuit, Inc.(a)	38,200	1,165,482
Microsoft Corp.	949,600	28,355,056
Novell, Inc.(a)	41,200	255,440
Oracle Corp.(a)	439,000	7,524,460
Symantec Corp.(a)	108,778	2,268,021

		47,502,930

Specialty Retail — 1.0%
Aoyama Trading Co. Ltd. (Japan)	1,600	47,998
Autobacs Seven Co. Ltd. (Japan)	1,600	58,441
AutoNation, Inc.(a)	16,974	361,886
AutoZone, Inc.(a)	4,800	554,688
Bed Bath & Beyond, Inc.(a)	29,800	1,135,380
Best Buy Co., Inc.	46,625	2,293,484
Circuit City Stores, Inc.	17,200	326,456
Gap, Inc. (The)	60,700	1,183,650
Home Depot, Inc.	222,950	8,953,672
Limited Brands, Inc.	37,506	1,085,424
Lowe’s Cos., Inc.	166,000	5,170,900
Office Depot, Inc.(a)	32,200	1,229,074
OfficeMax, Inc.	7,500	372,375
RadioShack Corp.(b)	12,700	213,106
Sherwin-Williams Co. (The)	11,800	750,244
Staples, Inc.	74,849	1,998,468
Tiffany & Co.	15,200	596,448
TJX Cos., Inc. (The)	51,700	1,474,484
USS Co. Ltd. (Japan)	2,460	160,136

		27,966,314

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.(a)	44,500	1,911,720
Folli — Follie SA (Greece)	1,260	49,731
Jones Apparel Group, Inc.	12,600	421,218
Liz Claiborne, Inc.	10,900	473,714

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (cont’d.)
NIKE, Inc. “Class B”	20,700	$2,049,922
Puma AG Rudolf Dassler Sport (Germany)	856	334,490
Swatch Group AG (Switzerland)	2,058	92,048
VF Corp.	10,100	829,008

		6,161,851

Thrifts & Mortgage Finance — 0.7%
Countrywide Financial Corp.	65,100	2,763,495
Fannie Mae	104,100	6,182,500
Freddie Mac	74,000	5,024,600
MGIC Investment Corp.(b)	8,800	550,352
Sovereign Bancorp, Inc.	38,955	989,067
Washington Mutual, Inc.	102,678	4,670,822

		20,180,836

Tobacco — 0.9%
Altria Group, Inc.	227,400	19,515,469
British American Tobacco (United Kingdom)	21,111	590,676
Imperial Tobacco Group (United Kingdom)	16,870	663,926
Reynolds American, Inc.(b)	17,400	1,139,178
Swedish Match AB (Sweden)	35,400	661,880
UST, Inc.	16,900	983,580

		23,554,709

Trading Companies & Distributors — 0.1%
Itochu Corp. (Japan)	69,000	565,597
Marubeni Corp. (Japan)	97,000	491,447
Mitsubishi Corp. (Japan)	20,700	388,927
Mitsui & Co. Ltd. (Japan)	47,000	704,242
Sumitomo Corp. (Japan)	49,000	733,517
W.W. Grainger, Inc.	8,200	573,508

		3,457,238

Transportation Infrastructure
Hopewell Holdings (Hong Kong)	44,000	154,026
Kamigumi Co. Ltd. (Japan)	9,000	73,659
Macquarie Airports Management Ltd. (Australia)	274,081	777,400

		1,005,085

Wireless Telecommunication Services — 0.4%
Alltel Corp.	41,400	2,503,872
Mobistar SA (Belgium)	2,237	190,908
NTT DoCoMo, Inc. (Japan)	85	134,498
Sprint Nextel Corp.	323,477	6,110,481
Vodafone Group PLC (United Kingdom)	812,477	2,251,003

		11,190,762

TOTAL COMMON STOCKS (cost $1,101,623,415)		1,556,741,859

PREFERRED STOCK
Automobiles
Porsche AG (Germany) (cost $381,434)	395	504,190

SEE NOTES TO FINANCIAL STATEMENTS.

B9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 32.8%
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.(k)
4.75%	08/15/10	Baa2	$2,000	$1,946,228
5.20%	08/15/15	Baa2	1,170	1,114,472
Boeing Capital Corp.(b)
6.10%	03/01/11	A2	975	1,007,285
Goodrich Corp.
6.80%	07/01/36	Baa3	1,301	1,384,029
Lockheed Martin Corp.
6.15%	09/01/36	Baa1	670	703,928
Northrop Grumman Corp.
7.125%	02/15/11	Baa2	1,025	1,093,324
Raytheon Co.
4.50%	11/15/07	Baa2	194	192,464
5.50%	11/15/12	Baa2	625	628,922
6.55%	03/15/10	Baa2	1,150	1,191,510
8.30%	03/01/10	Baa2	700	759,973

				10,022,135

Airlines — 0.1%
Continental Airlines, Inc.
6.648%	09/15/17	Baa3	365	379,178
6.703%	06/15/21	Baa3	183	188,894
Southwest Airlines Co.
6.50%	03/01/12	Baa1	1,290	1,345,052

				1,913,124

Asset Backed Securities — 1.6%
American Express Credit Account Master Trust I,(h)(k)
Series 2004-4, Class C
5.82%	03/15/12	Baa2	1,510	1,518,258
Series 2004-C, Class C
5.85%	02/15/12	Baa2	957	958,416
Amortizing Residential Collateral Trust,
Series 2002-BC9, Class M1(h)
7.00%	12/25/32	Aa2	2,664	2,701,117
Bank of America Credit Card Trust,
Series 2006-C5, Class C5(h)
5.75%	01/15/16	Baa2	4,159	4,159,853
Bank One Issuance Trust,
Series 2003-C1, Class C1
4.54%	09/15/10	Baa2	2,445	2,421,353
CDC Mortgage Capital Trust,(h)
Series 2002-HE3, Class M1
7.00%	03/25/33	Aa2	1,462	1,462,988
Series 2003-HE1, Class M2
8.275%	08/25/33	A2	189	189,827
Centex Home Equity,
Series 2005-A, Class M2(h)
5.85%	01/25/35	Aa2	2,250	2,262,027
Chase Issuance Trust,
Series 2005-A4, Class A4
4.23%	01/15/13	Aaa	4,000	3,903,561
Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1(h)
5.75%	02/20/15	Baa2	1,500	1,505,016

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Credit-Based Asset Servicing and Securitization,
Series 2005-CB6, Class A3
5.12%	07/25/35	Aaa	$1,740	$1,725,931
Equity One ABS, Inc.,
Series 2004-3, Class M1
5.70%	07/25/34	Aa2	1,660	1,650,387
First Franklin Mortgage Loan Trust,
Series 2005-FFH1, Class M2(h)
5.87%	06/25/36	Aa2	1,800	1,814,887
HFC Home Equity Loan Trust,
Series 2005-2, Class M2(h)
5.84%	01/20/35	Aa1	911	913,919
Home Equity Asset Trust,
Series 2005-7, Class 2A4(h)
5.73%	01/25/36	Aaa	1,400	1,406,787
MBNA Master Credit Card Trust,
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,486,932
Morgan Stanley ABS Capital I,
Series 2004-NC3, Class M2(h)
6.45%	03/25/34	A2	1,800	1,811,268
Morgan Stanley Dean Witter Capital I,(h)
Series 2002-HE1, Class M1
6.25%	07/25/32	Aa2	1,897	1,916,127
Series 2002-NC4, Class M1
6.20%	09/25/32	Aaa	1,879	1,920,655
Prestige Auto Receivables Trust,
Series 2004-1, Class A2(k)
3.69%	06/15/11	Aaa	624	617,289
Saxon Asset Securities Trust,
Series 2005-2, Class M2(h)
5.79%	10/25/35	Aa2	1,480	1,489,024
Securitized Asset Backed Receivables LLC,(h)
Series 2004-OP1, Class M1
5.86%	02/25/34	Aa2	1,660	1,664,284
Series 2006-FR3, Class A3
5.576%	05/25/36	Aaa	1,400	1,404,372
SVO VOI Mortgage Corp.,
Series 2005-AA, Class A
5.25%	02/20/21	Aaa	948	943,605
WFS Financial Owner Trust,
Series 2004-4, Class D
3.58%	05/17/12	A2	717	707,262

				43,555,145

Automotive — 0.2%
Auburn Hills Trust, Inc.
12.375%	05/01/20	Baa1	640	944,922
DaimlerChrysler NA Holding Corp.
8.50%	01/18/31	Baa1	231	274,990
Equus Cayman Finance Ltd. (Cayman Islands)(k)
5.50%	09/12/08	Baa3	410	408,831
Hyundai Motor Manufacturing LLC(k)
5.30%	12/19/08	Baa3	650	645,540

SEE NOTES TO FINANCIAL STATEMENTS.

B10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automotive (cont’d.)
Johnson Controls, Inc.
5.50%	01/15/16	Baa1	$350	$343,172
Oshkosh Truck Corp. Bank Loan(l)
7.35%	12/06/13	Ba3	2,000	2,001,876

				4,619,331

Banking — 0.6%
Banco Bradesco (Cayman Islands)
8.75%	10/24/13	A2	550	627,000
Bank of America NA
6.00%	10/15/36	Aa2	1,300	1,338,436
Bank One Corp.
7.875%	08/01/10	A1	2,500	2,711,778
Barclays Bank PLC(h)(k)
5.926%	12/15/49	Aa3	1,830	1,853,038
Citigroup, Inc.
5.625%	08/27/12	Aa2	1,900	1,927,491
6.125%	08/25/36	Aa2	725	754,941
HSBC Bank USA, Senior Notes
3.875%	09/15/09	Aa2	250	242,396
ICICI Bank Ltd. (Singapore)(k)
5.75%	11/16/10	Baa2	1,350	1,347,860
J.P. Morgan Chase & Co.
4.60%	01/17/11	Aa3	975	951,488
6.50%	01/15/09	A1	1,100	1,121,019
J.P. Morgan Chase Capital XVIII, Series R
6.95%	08/17/36	A2	690	746,355
Mizuho Finance Group Ltd. (Cayman Islands)(k)
5.79%	04/15/14	A2	1,060	1,066,216
MUFG Capital Finance Group Ltd. (Cayman Islands)(g)
6.346%	07/25/49	Baa2	800	812,556
Santander Central Hispano Issuances Ltd. (Cayman Islands)
7.625%	09/14/10	A1	805	869,696
Washington Mutual, Inc.
5.65%	08/15/14	A3	270	270,374
Wells Fargo Bank
6.45%	02/01/11	Aa1	90	93,988

				16,734,632

Brokerage — 0.4%
Bear Stearns Companies, Inc. (The)
5.30%	10/30/15	A1	550	542,720
Goldman Sachs Group, Inc. (The)
6.45%	05/01/36	A1	1,770	1,841,531
Lehman Brothers Holdings, Inc.
6.625%	01/18/12	A1	1,800	1,901,858
Merrill Lynch & Co., Inc.
4.25%	02/08/10	Aa3	1,470	1,428,412
4.79%	08/04/10	Aa3	375	369,896
5.45%	07/15/14	Aa3	200	201,068
5.77%	07/25/11(b)	Aa3	355	362,838
Morgan Stanley Group, Inc.
4.75%	04/01/14	A1	1,510	1,443,752
5.375%	10/15/15	Aa3	30	29,732
5.75%	10/18/16	Aa3	1,860	1,887,294

				10,009,101

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Building Materials & Construction — 0.2%
American Standard, Inc.
7.625%	02/15/10	Baa3	$1,000	$1,048,051
CRH America, Inc.
6.00%	09/30/16	Baa1	660	666,201
Hanson PLC (United Kingdom)
7.875%	09/27/10	Baa1	1,270	1,366,493
Lafarge SA
6.15%	07/15/11	Baa2	1,100	1,125,906
Owens Corning Inc.(k)
6.50%	12/01/16	Baa3	530	538,394
Ryland Group, Inc.
5.375%	06/01/08	Baa3	575	571,149

				5,316,194

Cable — 0.3%
AT&T Broadband
9.455%	11/15/22	Baa2	115	148,918
Comcast Corp.
6.45%	03/15/37	Baa2	580	580,313
Cox Communications, Inc.
6.75%	03/15/11	Baa3	1,195	1,249,272
7.875%	08/15/09	Baa2	1,160	1,227,584
CSC Holdings, Inc.
7.875%	12/15/07	B2	2,135	2,161,688
Tele-Communications, Inc.
9.875%	06/15/22	Baa2	1,440	1,894,974

				7,262,749

Capital Goods — 0.5%
Caterpillar Financial Service Corp.
5.50%	03/15/16	A2	780	780,431
Caterpillar, Inc.
7.25%	09/15/09	A2	1,000	1,049,944
Cooper Cameron Corp.
2.65%	04/15/07	Baa1	425	421,546
Erac USA Finance Co.(k)
7.35%	06/15/08	Baa1	2,450	2,511,326
FedEx Corp.
2.65%	04/01/07	Baa2	2,100	2,085,737
7.25%	02/15/11	Baa2	480	511,419
Honeywell International, Inc.
6.125%	11/01/11	A2	1,120	1,160,232
Stena AB, Sr. Notes (Sweden)
7.50%	11/01/13	Ba3	1,120	1,106,000
Tyco International Group SA (Luxembourg)
6.00%	11/15/13	Baa3	1,530	1,583,051
United Technologies Corp.(f)
6.35%	03/01/11	A2	810	842,215
8.875%	11/15/19	A2	640	829,757
Waste Management, Inc.
7.75%	05/15/32	Baa3	240	283,070

				13,164,728

Chemicals — 0.2%
Dow Chemical Co.
5.97%	01/15/09	A3	430	434,767
6.125%	02/01/11	A3	690	709,313

SEE NOTES TO FINANCIAL STATEMENTS.

B11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Chemicals (cont’d.)
Huntsman International LLC
9.875%	03/01/09	B2	$1,344	$1,384,319
ICI Wilmington, Inc.
5.625%	12/01/13	Baa3	780	770,162
Lubrizol Corp.
4.625%	10/01/09	Baa3	1,090	1,069,226
Monsanto Co., Series 1
5.50%	07/30/35	Baa1	635	598,425
Union Carbide Corp.
7.50%	06/01/25	Ba2	500	531,766

				5,497,978

Collateralized Mortgage Obligations — 0.5%
Bank of America Alternative Loan Trust,
Series 2005-12, Class 3CB1
6.00%	01/25/36	Aaa	4,460	4,462,160
Bank of America Mortgage Securities, Inc.,(h)
Series 2005-A, Class 2A1
4.46%	02/25/35	Aaa	1,462	1,427,678
Series 2005-B, Class 2A1
4.39%	03/25/35	Aaa	1,411	1,375,813
Countrywide Alternative Loan Trust, Pass-Thru Certificates,
Series 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,349	2,276,715
Master Alternative Loans Trust, Pass-Thru Certificates,
Series 2004-4, Class 4A1
5.00%	04/25/19	Aaa	599	584,894
Structured Adjustable Rate Mortgage Loan,
Series 2004-1, Class 4A3(h)
4.17%	02/25/34	Aaa	1,487	1,471,978
Washington Mutual Alternative Loan Trust,
Mortgage Pass-Thru Certificates,
Series 2005-1, Class 3A
5.00%	03/25/20	AAA(d)	1,301	1,284,232
Washington Mutual, Inc.,
Series 2002-AR15, Class A-5(h)
4.38%	12/25/32	Aaa	730	722,417

				13,605,887

Commercial Mortgage Backed Securities — 3.8%
Bank of America Commercial Mortgage, Inc.,
Series 2003-2, Class A3
4.873%	03/11/41	AAA(d)	3,350	3,293,586
Series 2004-2, Class A4
4.153%	11/10/38	Aaa	3,680	3,526,411
Series 2004-3, Class A4
5.176%	06/10/39	Aaa	2,000	1,992,620
Series 2005-1, Class ASB(h)
4.864%	11/10/42	AAA(d)	1,100	1,091,526
Series 2006-2 A4
5.741%	05/10/45	AAA(d)	4,400	4,549,819
Bear Stearns Commercial Mortgage Securities,(h)
Series 2004-T16, Class A6
4.75%	02/13/46	AAA(d)	3,500	3,377,616
Series 2005-T18, Class AAB
4.823%	02/13/42	Aaa	2,250	2,194,669
Series 2005-T20, Class AAB
5.1394%	10/12/42	Aaa	3,000	2,988,393

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3(h)
5.72%	03/15/49	Aaa	$2,190	$2,260,899
Commercial Mortgage Pass-Thru Certificate,
Series 2004-LB2A, Class X2, I/O(h)(k)
0.98%	03/10/39	AAA(d)	16,642	451,745
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,500	1,439,759
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1, Class A4(h)
5.557%	02/15/39	AAA(d)	4,330	4,399,573
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	5,000	5,038,481
DLJ Commercial Mortgage Corp.,
Series 2000-CF1, Class A1B
7.62%	06/10/33	AAA(d)	3,199	3,402,378
GE Commercial Mortgage Corp.,
Series 2004-C2, Class X2, I/O(h)(k)
0.597%	03/10/40	Aaa	30,083	588,411
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1, Class A-4
4.111%	07/05/35	Aaa	5,000	4,698,361
Series 2003-C2, Class A3
4.533%	01/05/36	Aaa	3,570	3,477,628
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2000-C10, Class A2
7.371%	08/15/32	Aaa	6,119	6,428,773
Series 2005-CB13, Class A4(h)
5.2943%	01/12/43	Aaa	2,800	2,802,537
Series 2005-LDP5, Class A4(h)
5.1793%	12/15/44	Aaa	3,630	3,616,751
Series 2006-CB16, Class ASB
5.523%	05/12/45	Aaa	2,000	2,020,997
Series 2006-LDP6, Class X2 I/O(h)
0.088%	04/15/43	Aaa	164,744	949,735
Series 2005-LDP2, Class ASB
4.659%	07/15/42	Aaa	6,380	6,185,629
Series 2006-LDP8, Class ASB
5.37%	05/15/45	Aaa	2,000	2,001,016
Series 2006-CB17, Class A4
5.429%	12/12/43	Aaa	5,100	5,125,865
Keycorp.,
Series 2000-C1, Class A2
7.727%	05/17/32	Aaa	10,690	11,313,134
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.83%	11/15/27	Aaa	2,720	2,672,250
Series 2004-C6, Class A5(h)
4.826%	08/15/29	AAA(d)	5,000	4,893,417
Series 2005-C3, Class A5
4.739%	07/15/30	Aaa	695	668,115
Series 2006-C3, Class A4(h)
5.661%	03/15/39	Aaa	4,950	5,069,015
Merrill Lynch Mortgage Trust,
Series 2004-Key 2, Class A3
4.615%	08/12/39	Aaa	1,900	1,838,915

SEE NOTES TO FINANCIAL STATEMENTS.

B12

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2, Class A4(h)
5.9098%	06/12/46	Aaa	$2,210	$2,309,570
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98%	11/15/34	Aaa	1,700	1,676,493

				108,344,087

Consumer — 0.1%
Realogy Corp.(k)
6.15%	10/15/11	Baa2	950	970,766
Western Union Telegram Co.(k)
5.93%	10/01/16	A3	565	559,590
Whirlpool Corp.
6.125%	06/15/11	Baa2	1,045	1,063,829

				2,594,185

Electric — 0.9%
Appalachian Power Co.
4.40%	06/01/10	Baa2	790	763,213
Arizona Public Services Co.
6.25%	08/01/16	Baa2	1,490	1,524,583
Baltimore Gas & Electric(k)
6.35%	10/01/36	Baa2	530	541,036
Boston Edison Co.
4.875%	04/15/14	A1	730	708,922
Carolina Power & Light Co.
5.25%	12/15/15	A3	660	648,991
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	1,070	1,077,772
6.95%	03/15/33	Baa2	300	332,471
Consolidated Edison, Inc.
5.375%	12/15/15	A1	820	814,632
Consumers Energy Co., First Mortgage Bonds, Series D
5.375%	04/15/13	Baa2	435	430,790
Dominion Resources, Inc.
5.125%	12/15/09	Baa2	1,255	1,246,989
Duke Capital LLC
6.25%	02/15/13	Baa2	205	211,220
8.00%	10/01/19	Baa2	140	162,758
El Paso Electric Co.
6.00%	05/15/35	Baa3	845	809,999
Empresa Nacional de Electricidad S.A. (Chile)
8.50%	04/01/09	Baa3	1,350	1,433,336
8.625%	08/01/15	Baa3	310	364,851
Energy East Corp.
6.75%	09/15/33	Baa2	805	845,516
Exelon Corp.
4.90%	06/15/15	Baa2	195	183,928
FirstEnergy Corp.
7.375%	11/15/31	Baa3	720	819,962
Florida Power & Light Co.
5.95%	10/01/33	Aa3	380	390,538
Indiana Michigan Power Co.
5.05%	11/15/14	Baa2	575	549,508
Nevada Power Co.
6.50%	05/15/18	Ba1	1,180	1,223,259

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
NiSource Finance Corp.
5.45%	09/15/20	Baa3	$500	$465,674
Ohio Edison Co.
6.40%	07/15/16	Baa2	730	762,896
6.875%	07/15/36	Baa2	135	146,980
Oncor Electric Delivery Co.
6.375%	01/15/15	Baa2	465	479,311
7.00%	09/01/22	Baa2	545	586,233
7.25%	01/15/33	Baa2	240	270,486
Pacific Gas & Electric Co.
6.05%	03/01/34	Baa1	1,610	1,623,805
Pepco Holdings, Inc.
5.50%	08/15/07	Baa3	735	734,411
PPL Electric Utilities Corp.
6.25%	08/15/09	A3	1,900	1,943,762
Southern California Edison Co.
4.65%	04/01/15	A2	610	576,434
5.625%	02/01/36	A2	340	329,122
Xcel Energy, Inc.
3.40%	07/01/08	Baa1	785	762,018
6.50%	07/01/36	Baa1	445	470,163
7.00%	12/01/10	Baa1	250	263,683

				24,499,252

Energy – Integrated — 0.2%
Conoco, Inc.
6.95%	04/15/29	A1	270	306,687
ConocoPhillips Canada Funding Co. (Canada)
5.625%	10/15/16	A1	1,595	1,602,583
Phillips Petroleum Co.
8.75%	05/25/10	A1	1,900	2,105,349
TNK-BP Finance(k)
7.50%	07/18/16	Baa2	490	521,238

				4,535,857

Energy – Other — 0.2%
Anadarko Finance (Canada)
7.50%	05/01/31	Baa2	5	5,673
Anadarko Petroleum Corp.
5.95%	09/15/16	Baa2	870	871,821
6.45%	09/15/36	Baa2	450	454,723
Devon Energy Corp.
7.875%	09/30/31	Baa2	280	336,875
Encana Corp. (Canada)
6.50%	08/15/34	Baa2	255	262,801
Halliburton Co.
5.50%	10/15/10	Baa1	200	199,645
Talisman Energy, Inc. (Canada)
5.125%	05/15/15	Baa2	185	175,419
6.25%	02/01/38	Baa2	510	492,054
Valero Energy Corp.
7.50%	04/15/32	Baa3	185	211,067
Weatherford International, Inc.
6.50%	08/01/36	Baa1	575	577,225
Woodside Finance Ltd. (Australia)(k)
5.00%	11/15/13	Baa1	1,660	1,602,667
XTO Energy, Inc.
5.65%	04/01/16	Baa2	335	331,175

				5,521,145

SEE NOTES TO FINANCIAL STATEMENTS.

B13

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods — 0.5%
Archer-Daniels-Midland Co.
8.125%	06/01/12	A2	$195	$219,704
Bottling Group LLC
5.50%	04/01/16	A3	415	413,477
Bunge Ltd. Finance Corp.(b)
5.35%	04/15/14	Baa2	1,000	961,109
Cadbury Schweppes American Finance, Inc.(k)
3.875%	10/01/08	Baa2	1,050	1,022,574
ConAgra Foods, Inc.
7.125%	10/01/26	Baa2	290	318,165
7.875%	09/15/10	Baa2	585	633,074
General Mills, Inc.
5.125%	02/15/07	Baa1	500	499,642
HJ Heinz Co.(k)
6.428%	12/01/08	Baa2	1,620	1,648,900
Kellogg Co.
6.60%	04/01/11	A3	1,285	1,347,581
Kraft Foods, Inc.
5.25%	06/01/07	A3	400	399,687
5.625%	11/01/11	A3	965	975,257
Kroger Co. (The)
6.75%	04/15/12	Baa2	310	325,288
6.80%	04/01/11	Baa2	575	601,769
7.00%	05/01/18	Baa2	530	560,092
Tricon Global Restaurants, Inc.
8.875%	04/15/11	Baa2	235	263,616
Tyson Foods, Inc.
6.85%	04/01/16	Ba1	785	806,056
Whitman Corp.
6.375%	05/01/09	Baa1	1,645	1,673,555

				12,669,546

Foreign Government Bonds — 0.2%
Export-Import Bank of Korea (The) (South Korea)(k)
4.125%	02/10/09	Aa3	1,120	1,093,634
Korea Development Bank (South Korea)
4.75%	07/20/09	A3	1,530	1,510,411
Pemex Project Funding Master Trust
5.75%	12/15/15	Baa1	1,610	1,598,730
8.625%	12/01/23	Baa1	350	430,938
Petrobras International Finance Co. (PIFCO) (Cayman Islands)
8.375%	12/10/18	Baa2	900	1,073,250

				5,706,963

Gaming — 0.1%
Harrah’s Operating Co., Inc.
5.50%	07/01/10	Baa3	970	950,746
7.125%	06/01/07	Baa3	365	366,712
Mandalay Resort Group
9.375%	02/15/10	B1	12	12,840
Station Casinos
6.625%	03/15/18	Ba3	1,800	1,543,500

				2,873,798

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Health Care & Pharmaceutical — 0.7%
Abbott Laboratories
5.875%	05/15/16	A1	$2,015	$2,075,512
Amerisourceberger Corp. Series WI
5.625%	09/15/12	Ba1	915	899,513
Baxter International, Inc.
5.196%	02/16/08	Baa1	1,085	1,082,268
Boston Scientific
6.40%	06/15/16	Baa3	2,135	2,160,528
Cardinal Health, Inc.
5.85%	12/15/17	Baa3	1,475	1,466,709
Genentech, Inc.
4.75%	07/15/15	A1	270	258,480
HCA, Inc.
6.25%	02/15/13	Caa1	33	29,205
HCA, Inc., Bank Loan(l)
8.1137%	11/14/13	Ba3	2,000	2,021,924
Laboratory Corp. of America Holdings
5.625%	12/15/15	Baa3	925	909,365
Merck & Co., Inc.
5.75%	11/15/36	Aa3	900	890,332
5.95%	12/01/28	Aa3	205	206,994
Schering-Plough Corp.
5.55%	12/01/13	Baa1	1,860	1,865,388
Teva Pharmaceutical Finance LLC (Israel)
6.15%	02/01/36	Baa2	1,400	1,360,276
Ventas Realty LP, Sr. Notes
6.625%	10/15/14	Ba2	2,620	2,678,950
Wyeth
5.50%	03/15/13-02/01/14	A3	1,125	1,131,998
6.45%	02/01/24	A3	60	64,188

				19,101,630

Healthcare Insurance — 0.3%
Aetna, Inc.
5.75%	06/15/11	A3	430	436,546
6.625%	06/15/36	A3	575	614,884
Coventry Health Care, Inc.
6.125%	01/15/15	Ba1	1,070	1,054,486
UnitedHealth Group, Inc.
5.25%	03/15/11	A3	1,470	1,464,963
5.375%	03/15/16	A3	695	688,240
Wellpoint, Inc.
3.50%	09/01/07	Baa1	1,970	1,943,394
5.00%	12/15/14	Baa1	1,085	1,050,443
5.25%	01/15/16	Baa1	335	328,395
5.95%	12/15/34	Baa1	210	206,620

				7,787,971

Insurance — 0.3%
Allstate Corp. (The)
5.55%	05/09/35	A1	170	163,487
5.95%	04/01/36	A1	635	645,774
American International Group, Inc.
4.25%	05/15/13	Aa2	1,355	1,270,541
5.05%	10/01/15	Aa2	125	121,547
5.60%	10/18/16	Aa2	800	807,441

SEE NOTES TO FINANCIAL STATEMENTS.

B14

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance (cont’d.)
AXA SA (France)(c)
8.60%	12/15/30	A3	$230	$298,209
Berkshire Hathaway, Inc.
4.75%	05/15/12	Aaa	945	926,180
Liberty Mutual Group(k)
7.00%	03/15/34	Baa3	910	936,884
Marsh & Mclennan Cos., Inc.
5.15%	09/15/10	Baa2	335	329,124
5.75%	09/15/15	Baa2	120	118,057
MetLife, Inc.
5.70%	06/15/35	A2	1,185	1,158,024
6.125%	12/01/11	A2	435	449,681
6.375%	06/15/34	A2	85	90,768
St. Paul Travelers
6.75%	06/20/36	A3	740	817,941
W.R. Berkley Corp.
5.60%	05/15/15	Baa2	705	692,504
6.15%	08/15/19	Baa2	575	572,143
XL Capital Ltd. (Cayman Islands)
5.25%	09/15/14	A3	110	107,802

				9,506,107

Lodging
P&O Princess (United Kingdom)
7.30%	06/01/07	A3	345	347,421

Media & Entertainment — 0.3%
CBS Corp.
7.875%	07/30/30	Baa3	345	361,536
Chancellor Media Corp.
8.00%	11/01/08	Baa3	745	774,546
Idearc, Inc. Bank Loan(l)
7.3762%	11/09/14	Ba2	1,500	1,507,500
Knight Ridder, Inc.
6.875%	03/15/29	Ba1	80	75,860
News America Holdings, Inc.
7.625%	11/30/28	Baa2	1,360	1,525,046
Time Warner, Inc.
6.50%	11/15/36	Baa2	155	154,275
6.75%	04/15/11	Baa2	725	758,936
7.25%	10/15/17	Baa2	745	813,826
9.15%	02/01/23	Baa2	625	773,179
Viacom, Inc.
6.25%	04/30/16	Baa3	710	705,082
6.875%	04/30/36	Baa3	740	731,622
Walt Disney Co. (The)
5.375%	06/01/07	A3	300	300,201

				8,481,609

Metals — 0.2%
Alcan, Inc. (Canada)
4.50%	05/15/13	Baa1	255	240,042
5.00%	06/01/15	Baa1	755	718,105
Peabody Energy Corp.
7.375%	11/01/16	Ba1	1,150	1,224,750
Southern Copper Corp.
7.50%	07/27/35	Baa2	1,090	1,181,873

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Metals (cont’d.)
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/36	Baa3	$660	$676,926
8.25%	01/17/34	Baa3	250	296,136

				4,337,832

Municipals
Illinois State Taxable Pension, G.O.
5.10%	06/01/33	Aa3	1,060	1,014,653

Non Captive Finance — 0.3%
Capital One Bank(g)
6.50%	06/13/13	A3	10	10,541
Capital One Financial Co.
5.70%	09/15/11	A3	570	578,449
6.15%	09/01/16	Baa1	80	82,737
Capital One Financial Corp.
5.50%	06/01/15	A3	275	274,811
CIT Group, Inc.
4.25%	02/01/10	A2	480	464,888
5.50%	11/30/07	A2	1,285	1,287,831
General Electric Capital Corp., MTN
6.75%	03/15/32	Aaa	1,785	2,044,322
Household Finance Corp.
4.75%	05/15/09	Aa3	370	365,997
HSBC Finance Corp.
5.70%	06/01/11	Aa3	585	595,109
International Lease Finance Corp.
3.50%	04/01/09	A1	750	721,442
Residential Capital Corp.
6.00%	02/22/11	Baa3	1,540	1,537,086
6.375%	06/30/10	Baa3	610	617,099

				8,580,312

Packaging — 0.1%
Ball Corp.
6.625%	03/15/18	Ba1	1,900	1,890,500

Paper
Plum Creek Timberlands
5.875%	11/15/15	Baa3	745	732,090
Weyerhaeuser Co.
7.375%	03/15/32	Baa2	425	443,626

				1,175,716

Pipelines & Other — 0.3%
Atmos Energy Corp.
4.00%	10/15/09	Baa3	1,815	1,746,030
Duke Energy Field Services Corp.
7.875%	08/16/10	Baa2	1,830	1,968,423
Enterprise Products Operating LP
4.00%	10/15/07	Baa3	1,000	987,767
4.625%	10/15/09	Baa3	710	695,150
6.875%	03/01/33	Baa3	140	146,183
Kinder Morgan Finance (Canada)
5.70%	01/05/16	Baa2	650	596,387
Oneok, Inc.
5.51%	02/16/08	Baa2	1,630	1,628,843
Oneok Partners LP
6.65%	10/01/36	Baa2	580	593,243

SEE NOTES TO FINANCIAL STATEMENTS.

B15

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Pipelines & Other (cont’d.)
Sempra Energy
4.621%	05/17/07	Baa1	$790	$786,986
6.00%	02/01/13	Baa1	80	81,591

				9,230,603

Railroads — 0.2%
Burlington Northern Santa Fe Corp.
6.70%	08/01/28	Baa1	735	799,568
Norfolk Southern Corp.
5.64%	05/17/29	Baa1	571	551,695
7.80%	05/15/27	Baa1	24	29,349
Union Pacific Corp.
3.625%	06/01/10	Baa2	1,395	1,316,323
6.625%	02/01/08	Baa2	1,755	1,775,377
6.65%	01/15/11	Baa2	760	794,300

				5,266,612

Real Estate Investments Trusts — 0.2%
Brandywine Operating Partnership LP
5.75%	04/01/12	Baa3	1,405	1,414,645
ERP Operating LP
5.125%	03/15/16	Baa1	430	417,606
Mack-Cali Realty Corp.
7.25%	03/15/09	Baa2	1,595	1,647,109
Post Apartment Homes LP
5.45%	06/01/12	Baa3	545	533,835
6.30%	06/01/13	Baa3	650	666,449
Simon Property Group LP
5.75%	05/01/12	A3	1,625	1,641,658

				6,321,302

Retailers — 0.1%
Federated Retail Holding, Inc.
5.90%	12/01/16	Baa1	370	369,425
Gap, Inc. (The)
6.90%	09/15/07	Baa3	1,550	1,560,732
Home Depot, Inc.
5.40%	03/01/16	Aa3	10	9,780
5.875%	12/16/36	Aa3	680	667,300
May Department Stores Co.
6.65%	07/15/24	Baa1	730	723,278
Wal-Mart Stores, Inc.
5.25%	09/01/35	Aa2	235	215,800

				3,546,315

Sovereign — 0.3%
Republic of Malaysia (Malaysia)
7.50%	07/15/11	A3	375	408,069
Republic of South Africa (South Africa)
6.50%	06/02/14	Baa1	520	546,650
Russian Federation(k)
11.00%	07/24/18	Baa2	735	1,064,831
United Mexican States (Mexico)
5.625%	01/15/17(b)	Baa1	1,242	1,243,242
6.75%	09/27/34	Baa1	1,030	1,112,400
7.50%	01/14/12(b)	Baa1	1,630	1,786,480
8.125%	12/30/19	Baa1	951	1,155,465

				7,317,137

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Structured Notes — 0.1%
TRAINS, Series HY-1 2006(b)(k)
7.548%	05/01/16	B1	$3,168	$3,232,881

Technology — 0.4%
Electronic Data Systems Corp.
7.45%	10/15/29	Ba1	120	131,315
Equifax, Inc.
4.95%	11/01/07	Baa1	475	471,701
Freescale Semiconductor, Inc.(k)
8.875%	12/15/14	B1	1,100	1,095,875
International Business Machines Corp.
5.875%	11/29/32	A1	575	586,928
Jabil Circuit, Inc.
5.875%	07/15/10	Baa3	1,800	1,787,263
Motorola, Inc.
4.608%	11/16/07	Baa1	1,220	1,211,833
8.00%	11/01/11	Baa1	128	141,640
NXP Funding LLC(k)
7.875%	10/15/14	Ba2	2,000	2,067,501
Oracle Corp.
5.00%	01/15/11	A3	1,080	1,069,129
Xerox Corp.
6.40%	03/15/16	Baa3	1,195	1,220,394

				9,783,579

Telecommunications — 1.0%
ALLTEL Ohio LP(k)
8.00%	08/15/10	A2	408	437,459
America Movil SA de CV (Mexico)
6.375%	03/01/35	A3	630	614,655
AT&T Corp.
8.00%	11/15/31	A2	570	707,186
AT&T Wireless Services, Inc.
8.125%	05/01/12	Baa1	800	900,214
8.75%	03/01/31	Baa1	705	916,193
BellSouth Corp.
4.20%	09/15/09	A2	1,365	1,326,967
British Telecommunications PLC (United Kingdom)
7.00%	05/23/07	Baa1	1,400	1,406,416
9.125%	12/15/30	Baa1	245	335,129
Cingular Wireless LLC
7.125%	12/15/31	Baa1	535	592,648
Deutsche Telekom International Finance BV (Netherlands)(c)
8.25%	06/15/30	A3	345	424,122
Embarq Corp.
7.082%	06/01/16	Baa3	350	356,307
7.995%	06/01/36	Baa3	1,035	1,077,048
France Telecom SA (France)
8.50%	03/01/31	A3	360	472,582
Nextel Communications, Inc.
5.95%	03/15/14	Baa3	1,475	1,436,379
Royal KPN NV (Netherlands)
8.00%	10/01/10	Baa2	645	695,945
SBC Communications, Inc.
4.125%	09/15/09(b)	A2	1,335	1,296,624
5.30%	11/15/10	A2	1,180	1,180,163

SEE NOTES TO FINANCIAL STATEMENTS.

B16

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
Sprint Capital Corp.
6.875%	11/15/28	Baa3	$265	$265,267
8.75%	03/15/32	Baa3	220	264,794
Sprint Nextel Corp.
6.00%	12/01/16	Baa3	1,335	1,301,127
Telecom Italia Finance (Luxembourg)
5.25%	11/15/13	Baa2	170	162,093
6.375%	11/15/33	Baa2	520	491,311
7.20%	07/18/36	Baa2	1,660	1,734,232
Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico)
6.80%	05/15/09	Baa1	2,220	2,266,110
Telefonica Emisiones Sau (Spain)
6.421%	06/20/16	Baa1	630	649,919
7.045%	06/20/36	Baa1	1,375	1,460,480
TELUS Corp. (Cananda)
8.00%	06/01/11	Baa2	1,500	1,640,306
US Cellular Corp.
6.70%	12/15/33	Baa3	600	563,481
Verizon Global Funding Corp.
5.85%	09/15/35	A3	380	363,944
7.75%	12/01/30	A3	450	527,840
Vodafone Group PLC (United Kingdom)
7.75%	02/15/10	A3	950	1,012,399

				26,879,340

Tobacco
Altria Group, Inc.
7.65%	07/01/08	Baa1	765	788,691
7.75%	01/15/27	Baa1	300	363,867

				1,152,558

Mortgage Backed Securities — 11.5%
Federal Home Loan Mortgage Corp.
4.50%	02/01/19-07/01/20		8,654	8,348,158
5.00%	07/01/18-05/01/34		15,566	15,234,065
5.00%	TBA 30 YR		4,000	3,858,752
5.242%	12/01/35(h)		4,441	4,426,445
5.50%	12/01/33-07/01/34		13,104	12,975,187
5.50%	TBA 30 YR		9,000	8,898,750
6.00%	03/01/32-12/01/33		3,778	3,819,082
6.00%	TBA 30 YR		14,000	14,100,631
6.50%	12/01/14-09/01/16		883	901,685
7.00%	05/01/31-09/01/33		6,824	7,019,563
Federal National Mortgage Association
4.00%	06/01/19		2,994	2,821,471
4.50%	11/01/18-01/01/35		19,196	18,390,936
4.919%	07/01/33(h)		1,132	1,128,259
5.00%	TBA 15 YR		2,500	2,457,030
5.00%	TBA 30 YR		7,000	6,757,184
5.00%	10/01/18-03/01/34		46,157	44,729,014
5.50%	03/01/16-10/01/35		51,023	50,538,383
5.50%	TBA 15 YR		3,500	3,498,908
5.50%	TBA 30 YR		18,000	17,786,250
6.00%	04/01/13-03/01/35		29,678	29,936,729
6.00%	TBA 30 YR		13,000	13,085,305
6.50%	TBA 30 YR		5,000	5,093,750

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
6.50%	07/01/17-11/01/36		$12,321	$12,571,235
7.00%	08/01/11-07/01/32		1,804	1,859,757
7.50%	05/01/12-05/01/32		1,277	1,325,721
Government National Mortgage Association
5.50%	08/15/33-07/15/35		7,387	7,358,164
5.50%	TBA 30 YR		9,500	9,452,500
6.00%	04/15/33-06/20/34		3,352	3,396,912
6.50%	10/15/23-06/15/35		7,579	7,787,973
6.50%	TBA 30 YR		1,000	1,025,625
7.00%	09/15/31		224	230,980
8.00%	01/15/24-04/15/25		217	229,390

				321,043,794

U.S. Government Agency Obligations — 3.5%
Federal Farm Credit Bank
5.125%	08/25/16		1,140	1,153,364
Federal Home Loan Bank
4.375%	10/03/08		7,925	7,828,941
4.75%	06/11/08-12/16/16		7,530	7,479,670
4.875%	11/18/11(b)		3,950	3,934,299
5.00%	10/16/09		10,270	10,227,184
5.125%	08/08/08		5,130	5,133,468
5.375%	08/19/11		6,930	7,048,538
5.60%	01/03/08		18,400	18,400,091
Federal Home Loan Mortgage Corp.
4.75%	11/03/09		645	641,482
4.75%	01/18/11, MTN		180	178,807
5.00%	12/14/18, MTN		5,730	5,594,955
5.125%	10/18/16		100	100,856
5.25%	07/18/11, MTN(b)		3,100	3,137,101
5.40%	02/28/11, MTN		6,040	6,036,509
Federal National Mortgage Association
4.25%	07/27/07		6,485	6,448,457
5.00%	10/15/11, MTN(b)		3,370	3,377,465
5.125%	04/15/11		4,745	4,778,932
6.125%	03/15/12		6,010	6,328,127
Tennessee Valley Authority, Series B
5.88%	04/01/36		1,305	1,434,862

				99,263,108

U.S. Treasury Securities — 2.0%
United States Treasury Bonds
4.50%	02/15/36(b)		2,105	2,001,724
8.125%	05/15/21-08/15/21(c)		2,395	3,190,326
United States Treasury Inflation Index
0.875%	04/15/10		1,705	1,616,471
1.625%	01/15/15		1,168	1,099,684
1.875%	07/15/13-07/15/15		2,276	2,190,684
2.00%	01/15/14-01/15/26		4,503	4,336,070
2.375%	04/15/11-01/15/25		2,621	2,609,651
2.50%	07/15/16		989	996,948
3.00%	07/15/12		1,342	1,380,940
3.375%	01/15/12-04/15/32		705	788,278
3.50%	01/15/11		708	736,589
3.625%	01/15/08-04/15/28		2,161	2,387,439
3.875%	01/15/09-04/15/29		2,128	2,464,020
4.25%	01/15/10		720	757,408

SEE NOTES TO FINANCIAL STATEMENTS.

B17

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
United States Treasury Notes
3.375%	09/15/09		$420	$405,612
4.50%	11/30/11		1,340	1,328,066
4.625%	09/30/08-11/15/16(b)		12,377	12,320,948
4.875%	05/15/09		820	821,794
5.00%	07/31/08		120	120,197
United States Treasury Strips
Zero	02/15/19-11/15/26(b)		27,630	13,882,963

				55,435,812

TOTAL LONG-TERM BONDS (cost $917,317,498)				909,142,629

TOTAL LONG-TERM INVESTMENTS (cost $2,019,322,347)				2,466,388,678

SHORT-TERM INVESTMENTS — 12.5%	Shares	Value (Note 2)
Affiliated Mutual Funds — 12.4%
Dryden Core Investment Fund —Dryden Short Term Bond Series(j)	7,845,674	$78,535,192
Dryden Core Investment Fund —Taxable Money Market Series (cost $468,453,065; includes $204,591,018 of cash collateral received for securities on loan)(i)(j)	468,453,065	468,453,065

TOTAL AFFILIATED MUTUAL FUNDS (cost $546,923,952)		546,988,257

Interest Rate	Maturity Date	Principal Amount (000)
U.S. Government Agency Obligations — 0.1%
United States Treasury Bills (c)(g)
4.80%	03/15/07	$2,900	2,872,346

TOTAL SHORT-TERM INVESTMENTS (cost $549,795,725)			549,860,603

TOTAL INVESTMENTS — 101.4% (cost $2,569,118,072)			3,016,249,281
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (1.4)%			(245,669,292)

TOTAL NET ASSETS — 100.0%			$2,770,579,989

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
TBA	Securities purchased on a forward commitment basis
MTN	Medium Term Note

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $196,798,835; cash collateral of $204,591,018 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(e)	Indicates an affiliated security.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(g)	Rate quoted represents yield-to-maturity as of purchase date.

(h)	Indicates variable rate security.

(i)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(j)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and Dryden Core Investment Fund — Short-Term Bond Series.

(k)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(l)	Indicates a security that has been deemed illiquid.

SEE NOTES TO FINANCIAL STATEMENTS.

B18

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

(m)	Liabilities in excess of other assets include unrealized appreciation (depreciation) on financial futures, interest rate swaps and credit default swaps as follows:

Open future contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Long Positions:
55	U.S. Treasury 2 Yr. Notes	Mar. 2007	$11,257,916	$11,221,719	$(36,197)
600	U.S. Treasury 5 Yr. Notes	Mar. 2007	63,600,000	63,037,500	(562,500)
3	U.S. Treasury 5 Yr. Notes	Mar. 2007	319,409	315,187	(4,222)
390	U.S. Treasury 20 Yr. Bonds	Mar. 2007	43,913,121	43,460,625	(452,496)
58	S&P 500 Index	Mar. 2007	20,619,000	20,711,800	92,800
86	S&P 500 Index	Mar. 2007	30,668,587	30,710,600	42,013

					(920,602)
Short Positions:
52	U.S. Treasury 10 Yr. Notes	Mar. 2007	5,652,871	5,588,375	64,496

					$(856,106)

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Depreciation
Merrill Lynch Capital Services, Inc.(a)	11/2/2016	$5,050	5.151%	3 month LIBOR	$(16,744)

(a)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Depreciation
Deutsche Bank AG(a)	12/25/2009	$1,000	2.75%	Fieldstone Mortgage Investment Corp.,	(809)
				7.65%, due 05/25/36
Deutsche Bank AG(a)	06/25/2036	1,000	2.52%	Residential Asset Securities Corp.,	(4,116)
				7.32%, 06/25/36

					$(4,925)

(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B19

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Affiliated Mutual Funds (including 7.4% of collateral received for securities on loan)	12.4%
Mortgage Backed Securities	11.5
Oil, Gas & Consumable Fuels	4.6
Pharmaceuticals	4.2
Commercial Mortgage Backed Securities	3.8
Commercial Banks	3.7
U.S. Government Agency Obligations	3.6
Diversified Financial Services	3.0
Insurance	2.9
Capital Markets	2.2
Electric Utilities	2.1
Industrial Conglomerates	2.1
U.S. Treasury Securities	2.0
Computers & Peripherals	1.9
Media	1.9
Diversified Telecommunication Services	1.7
Software	1.7
Aerospace & Defense	1.6
Asset Backed Securities	1.6
Communications Equipment	1.4
Wireless Telecommunication Services	1.4
Healthcare Providers & Services	1.3
Semiconductor & Semiconductor Equipment	1.3
Chemicals	1.2
Food & Staples Retailing	1.2
Food Products	1.2
Beverages	1.1
Household Products	1.1
Metals & Mining	1.0
Specialty Retail	1.0
Energy Equipment & Services	0.9
Machinery	0.9
Tobacco	0.9
Healthcare Equipment & Supplies	0.8
Hotels, Restaurants & Leisure	0.8
Real Estate Investment Trust	0.8
Biotechnology	0.7
Internet Software & Services	0.7
Thrifts & Mortgage Finance	0.7
Automobiles	0.6
Road & Rail	0.6
IT Services	0.6
Multiline Retail	0.6

Multi-Utilities	0.6%
Capital Goods	0.5
Collateralized Mortgage Obligations	0.5
Consumer Finance	0.5
Air Freight & Logistics	0.4
Brokerage	0.4
Household Durables	0.4
Technology	0.4
Construction Materials	0.3
Cable	0.3
Commercial Services & Supplies	0.3
Electrical Equipment	0.3
Healthcare Insurance	0.3
Media & Entertainment	0.3
Non Captive Finance	0.3
Pipelines & Other	0.3
Sovereign	0.3
Airlines	0.2
Building Products	0.2
Containers & Packaging	0.2
Electronic Equipment & Instruments	0.2
Energy — Integrated	0.2
Energy — Other	0.2
Foreign Government Bonds	0.2
Independent Power Producers & Energy Traders	0.2
Leisure Equipment & Products	0.2
Paper & Forest Products	0.2
Textiles, Apparel & Luxury Goods	0.2
Auto Components	0.1
Construction & Engineering	0.1
Consumer	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gaming	0.1
Gas Utilities	0.1
Internet & Catalog Retail	0.1
Life Sciences Tools & Services	0.1
Office Electronics	0.1
Personal Products	0.1
Real Estate	0.1
Retailers	0.1
Structures Notes	0.1
Trading Companies & Distributors	0.1

101.4
Liabilities in excess of other assets	(1.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.3% LONG-TERM BONDS	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Aerospace/Defense — 0.8%
BAE Systems Holdings, Inc., 144A(h)	Baa2	5.20%	08/15/15	$6,850	$6,524,899
DRS Technologies, Inc.	B1	6.625%	02/01/16	1,580	1,591,850
Raytheon Co.	Baa2	4.50%	11/15/07	335	332,347
Raytheon Co.	Baa2	8.30%	03/01/10	725	787,115

					9,236,211

Airlines — 0.8%
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	7.487%	10/02/10	7,954	8,407,378
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	6.703%	06/15/21	3	3,564
Continental Airlines, Inc., Pass-Through Certificates, Series 2001-01, Class B	Ba1	7.373%	12/15/15	1,247	1,265,927

					9,676,869

Asset-Backed Securities — 4.1%
American Express Credit Account Master Trust, Series 2004-C, Class C, 144A(g)(h)	Baa2	5.85%	02/15/12	1,208	1,210,371
AmeriQuest Mortgage Securities, Inc., Series 2001-2, Class M3(g)	Baa2	8.275%	10/25/31	725	726,125
AmeriQuest Mortgage Securities, Inc., Series 2003-AR3, Class M6(g)	Baa3	8.3233%	10/25/33	1,600	1,599,123
Amortizing Residential Collateral Trust, Series 2002-BC7, Class M2(g)	AA+(f)	6.70%	10/25/32	189	188,961
Bank of America Credit Card Trust, Series 2006-C5, Class C5(g)	Baa2	5.75%	01/15/16	5,750	5,751,179
Bank One Issuance Trust, Series 2003-C1, Class C1	Baa2	4.54%	09/15/10	2,980	2,951,179
CDC Mortgage Capital Trust, Series 2002-HE3, Class M2(g)	A2	8.725%	03/25/33	501	500,373
Centex Home Equity, Series 2005-A, Class M4(g)	A1	6.15%	01/25/35	2,400	2,420,116
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C-4	Baa2	5.00%	06/10/15	6,500	6,321,122
Countrywide Asset-Backed Certificates, Series 2002-BC3, Class M2(g)	A2	6.47%	05/25/32	2,472	2,474,491
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3(g)	Aa3	6.01%	03/25/35	2,670	2,697,810
CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2(g)	A2	7.60%	08/25/32	250	249,973
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	2,100	2,087,839
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M2(g)	Aa2	5.79%	05/25/36	2,575	2,593,821
Ford Credit Auto Owner Trust, Series 2006-B, Class C	Baa2	5.68%	06/15/12	2,100	2,112,847
Fremont Home Loan Trust, Series 2003-B, Class M2(g)	Aa2	6.05%	12/25/33	500	502,790
Home Equity Asset Trust, Series 2005-7, Class 2A4(g)	Aaa	5.73%	01/25/36	1,500	1,507,271
IXIS Real Estate Capital Trust, Series 2006-HE1, Class A4(g)	Aaa	5.65%	03/25/36	3,200	3,212,935
Morgan Stanley ABS Capital I, Series 2002-NC6, Class M2(g)	A2	7.45%	11/25/32	478	479,430
Morgan Stanley ABS Capital I, Series 2003-HE1, Class M1(g)	Aa2	6.15%	05/25/33	2,187	2,194,588
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(g)	Aa3	6.15%	12/25/34	2,100	2,122,152
Saxon Asset Securities Trust, Series 2002-3, Class M1(g)	Aaa	6.10%	12/25/32	1,930	1,932,681
Structured Asset Securities Corp., Series 2002-HF2, Class M3(g)	BBB(f)	7.35%	07/25/32	1,345	1,243,941

					47,081,118

Automotive — 1.5%
Auburn Hills Trust, Inc.	Baa1	12.375%	05/01/20	640	944,922
Equus Cayman Finance, Ltd. (Cayman Islands), 144A(h)	Baa3	5.50%	09/12/08	830	827,634
Ford Motor Co., Bank Loan(i)	Ba3	8.36%	12/12/13	3,900	3,902,437
Ford Motor Credit Co.	B1	6.625%	06/16/08	3,500	3,497,613
General Motors Acceptance Corp.(a)	Caa1	7.20%	01/15/11	2,175	2,109,750
Hyundai Motor Manufacturing LLC, 144A(h)	Baa3	5.30%	12/19/08	1,820	1,807,513
Johnson Controls Inc.	Baa1	5.50%	01/15/16	300	294,148
Oshkosh Truck Corp., Bank Loan(i)	Ba3	7.35%	12/06/13	3,675	3,678,447

					17,062,464

Banking — 2.9%
Barclays Bank PLC, 144A(g)(h)	Aa3	5.926%	12/15/49	900	911,330
Chuo Mitsui Trust & Banking Co., Ltd., (Japan), 144A(g)(h)	Baa1	5.506%	12/31/49	3,050	2,913,174
Dresdner Kleinwort Wasserstein for CJSC (The) (Ukraine)	Ba2	7.75%	09/23/09	1,400	1,433,180
ICICI Bank, Ltd. (Singapore), 144A(a)(g)(h)	Baa2	7.25%	12/31/49	2,380	2,459,973
ICICI Bank, Ltd. (Singapore), 144A(h)	Baa2	5.75%	11/16/10	2,500	2,496,038

SEE NOTES TO FINANCIAL STATEMENTS.

B21

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (cont’d.)
Kazkommerts International BV, (Netherlands) 144A(h)	Baa1	7.875%	04/07/14	$4,150	$4,310,813
KBC Bank Funding Trust III, 144A(g)(h)	A2	9.86%	12/31/49	5,000	5,562,960
Mizuho Finance Group (Cayman Islands), MTN, 144A(h)	A2	5.79%	04/15/14	1,880	1,891,024
Resona Bank Ltd., 144A(g)(h)	Baa1	5.85%	09/29/49	2,900	2,831,725
Russian Standard Finance Bank, SA, 144A(h)	Ba2	7.50%	10/07/10	3,000	2,891,250
Sumitomo Mitsui Banking Corp. (Japan), 144A(g)(h)	A2	5.625%	07/15/49	6,380	6,236,698

					33,938,165

Brokerage — 0.5%
Goldman Sachs Group, Inc.	A1	6.45%	05/01/36	5,575	5,800,302

Building Materials & Construction — 1.0%
American Standard, Inc.	Baa3	7.625%	02/15/10	3,800	3,982,594
CRH America, Inc.	Baa1	6.00%	09/30/16	805	812,563
RPM International, Inc.	Baa3	4.45%	10/15/09	5,150	4,973,056
Ryland Group, Inc.	Baa3	5.375%	06/01/08	1,900	1,887,274

					11,655,487

Cable — 1.3%
AT&T Broadband	Baa2	9.455%	11/15/22	1,065	1,379,107
Charter Communications Operating Charter, Sr. Notes, 144A(h)	B3	8.375%	04/30/14	1,875	1,957,031
Comcast Corp.	Baa2	5.875%	02/15/18	3,500	3,462,393
CSC Holdings, Inc.	B2	7.875%	12/15/07	3,800	3,847,499
Mediacom Broadband LLC, 144A(a)(h)	B3	8.50%	10/15/15	2,925	2,961,563
TCI Communications, Inc.	Baa2	7.875%	02/15/26	750	856,479

					14,464,072

Capital Goods — 1.2%
Caterpillar, Inc.	A2	6.05%	08/15/36	260	267,627
Clarendon Alumina Production Ltd. (Jamaica), 144A(h)	Ba2	8.50%	11/16/21	1,875	1,954,688
FedEx Corp.	Baa2	7.25%	02/15/11	1,750	1,864,550
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,293,307
Tyco International Group SA (Luxembourg)	Baa3	6.00%	11/15/13	200	206,935
Tyco International Group SA (Luxembourg)	Baa3	6.75%	02/15/11	805	848,794
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,564,400
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,262,041

					14,262,342

Chemicals — 2.2%
Dow Chemical Co.	A3	5.97%	01/15/09	490	495,432
Dow Chemical Co.	A3	7.375%	11/01/29	845	976,700
Huntsman International LLC	B2	9.875%	03/01/09	1,478	1,522,340
Huntsman International LLC	Ba3	11.625%	10/15/10	2,100	2,294,250
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	2,001,624
Lubrizol Corp.	Baa3	4.625%	10/01/09	5,600	5,493,274
Lubrizol Corp.	Baa3	5.875%	12/01/08	550	553,226
Lubrizol Corp.	Baa3	6.50%	10/01/34	1,380	1,388,682
Monsanto Co.	Baa1	5.50%	08/15/25	4,560	4,360,226
Nalco Co., Sr. Notes	B1	7.75%	11/15/11	2,800	2,863,000
Union Carbide Chemical & Plastics Co.	Ba2	7.875%	04/01/23	3,058	3,306,909

					25,255,663

Collateralized Mortgage Obligations — 1.0%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	2,905	2,815,937
Master Alternative Loan Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	599	584,894
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3(g)	Aaa	4.17%	02/25/34	4,164	4,121,537
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	AAA(f)	5.00%	03/25/20	1,996	1,970,129
Washington Mutual, Series 2002-AR15, Class A5(g)	Aaa	4.38%	12/25/32	1,577	1,560,421

					11,052,918

SEE NOTES TO FINANCIAL STATEMENTS.

B22

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage-Backed Securities — 8.7%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class ASB(g)	AAA(f)	4.8645%	11/10/42	$5,950	$5,904,162
Banc of America Commercial Mortgage, Inc., Series 2006, Class A4(g)	AAA(f)	5.7405%	05/10/45	9,400	9,720,066
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T18, Class AAB(g)	Aaa	4.823%	02/13/42	2,475	2,414,136
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class AAB(g)	Aaa	5.1394%	10/12/42	3,400	3,386,846
Citigroup Commercial Mortgage Trust, 2006-C4, Class A3(g)	Aaa	5.72%	03/15/49	2,310	2,384,784
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	8,364,434
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	12,700	11,933,836
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,834,230
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4(g)	Aaa	5.2943%	01/12/43	3,275	3,277,967
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	9,300	9,016,671
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4(g)	Aaa	4.918%	10/15/42	3,700	3,591,999
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,315,751
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6(g)	Aaa	4.799%	12/15/29	4,200	4,064,459
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4(g)	Aaa	5.8996%	06/15/38	6,130	6,411,982
Merrill Lynch/Countrywide Commercial Mortgage, Series 2006-2, Class A4(g)	Aaa	5.9098%	06/12/46	2,325	2,429,751
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	522	527,659
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	3,042	3,062,585
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,465,432
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(f)	4.867%	02/15/35	7,330	7,179,528
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(f)	4.608%	12/15/35	4,750	4,636,576
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class APB	Aaa	4.807%	04/15/42	1,500	1,462,680

					100,385,534

Consumer — 0.6%
Playtex Products, Inc.	Ba3	8.00%	03/01/11	1,850	1,933,250
Realogy Corp., 144A(h)	Baa2	6.15%	10/15/11	3,000	3,065,577
Western Union (The) Co., 144A(h)	A3	6.20%	11/17/36	2,450	2,301,444

					7,300,271

Electric — 3.8%
Arizona Public Services	Baa2	6.25%	08/01/16	1,750	1,790,618
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	2,971,428
CMS Energy Corp.	Ba3	8.90%	07/15/08	2,570	2,685,650
Consumers Energy Co.	Baa2	5.00%	02/15/12	1,000	975,581
Consumers Energy Co.	Baa2	5.375%	04/15/13	1,000	990,322
Dominion Resources Inc	Baa2	5.15%	07/15/15	875	847,536
Edison Mission Energy(a)	B1	7.73%	06/15/09	2,420	2,504,700
Edison Mission Energy(a)	B1	7.75%	06/15/16	2,200	2,332,000
El Paso Electric Co.	Baa3	6.00%	05/15/35	2,325	2,228,696
Empresa Nacional de Electricidad SA (Chile)	Baa3	8.35%	08/01/13	625	708,911
Energy East Corp.	Baa2	6.75%	06/15/12	750	786,599
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,207,880
Enersis SA (Chile)(a)	Baa3	7.375%	01/15/14	3,700	3,982,017
Exelon Corp.	Baa2	4.90%	06/15/15	500	471,610
FirstEnergy Corp.	Baa3	7.375%	11/15/31	945	1,076,200
Korea East-West Power Co., Ltd. (South Korea), 144A(h)	A1	4.875%	04/21/11	1,700	1,665,808
NiSource Finance Corp.	Baa3	5.45%	09/15/20	1,345	1,252,663
Northern States Power Co.	A2	8.00%	08/28/12	2,800	3,153,863
NRG Energy, Inc.	B1	7.25%	02/01/14	1,840	1,853,800

SEE NOTES TO FINANCIAL STATEMENTS.

B23

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (cont’d.)
NRG Energy, Inc.	B1	7.375%	01/15/17	$1,735	$1,739,338
Ohio Edison Co.	Baa2	6.875%	07/15/36	175	190,529
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	322,697
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	1,920	2,179,200
Southern California Edison Co.	A3	7.625%	01/15/10	1,100	1,166,209
Teco Energy, Inc.	Ba2	7.50%	06/15/10	955	1,017,075
Xcel Energy, Inc.	Baa1	3.40%	07/01/08	1,330	1,291,062
Xcel Energy, Inc.	Baa1	7.00%	12/01/10	1,850	1,951,256

					43,343,248

Emerging Markets — 0.3%
Alfa Diversified Payment Rights Finance Co., 144A(g)(h)	Baa3	6.96%	03/15/11	3,243	3,230,428

Energy – Integrated — 0.4%
Conocophilips Canada Funding Co. (Canada)	A1	5.625%	10/15/16	4,700	4,722,344

Energy – Other — 1.2%
Anadarko Petroleum Corp.	Baa2	5.95%	09/15/16	1,635	1,638,422
Anadarko Petroleum Corp.	Baa2	6.45%	09/15/36	575	581,035
GS Caltex Corp., 144A(h)	Baa1	7.75%	07/25/11	3,250	3,543,176
Halliburton Co.	Baa1	5.50%	10/15/10	625	623,889
Newfield Exploration Co.	Ba3	6.625%	04/15/16	1,685	1,676,575
Occidental Petroleum Corp., MTN	A3	4.25%	03/15/10	3,250	3,158,360
Talisman Energy, Inc. (Canada)	Baa2	6.25%	02/01/38	1,600	1,543,698
Talisman Energy, Inc., (Canada)	Baa2	5.125%	05/15/15	1,190	1,128,373

					13,893,528

Foods — 1.5%
Cadbury Schweppes US Finance LLC, 144A(h)	Baa2	3.875%	10/01/08	2,600	2,532,088
HJ Heinz Co., 144A(h)	Baa2	6.428%	12/01/08	3,550	3,613,331
Kraft Foods, Inc.	A3	5.625%	11/01/11	860	869,141
Supervalu, Inc., Bank Loan(i)	Ba3	6.85%	06/02/11	3,000	2,927,754
The Kroger Co.	Baa2	6.75%	04/15/12	1,375	1,442,811
Tricon Global Restaurants, Inc.	Baa2	8.875%	04/15/11	1,705	1,912,620
Tyson Foods, Inc.	Ba1	6.85%	04/01/16	1,000	1,026,823
Tyson Foods, Inc.	Ba2	8.25%	10/01/11	2,550	2,755,584

					17,080,152

Gaming — 0.6%
Harrah’s Operating Co., Inc.	Baa3	5.625%	06/01/15	2,500	2,144,120
Mandalay Resorts Group	B1	9.375%	02/15/10	33	35,310
MGM Mirage, Inc.	Ba2	6.875%	04/01/16	3,000	2,880,000
Station Casinos, Inc.	Ba3	6.875%	03/01/16	2,210	1,983,475

					7,042,905

Health Care & Pharmaceutical — 2.0%
Accellent, Inc.	Caa1	10.50%	12/01/13	1,570	1,628,875
Alliance Imaging, Inc., Sr. Sub. Notes(a)	B3	7.25%	12/15/12	1,500	1,425,000
AmerisourceBergen Corp.	Ba1	5.875%	09/15/15	2,325	2,273,332
Boston Scientific Corp.	Baa3	6.40%	06/15/16	1,675	1,695,028
Cardinal Health, Inc.	Baa2	5.85%	12/15/17	3,130	3,112,405
HCA, Inc.	Caa1	6.25%	02/15/13	194	171,690
HCA, Inc.	Caa1	7.69%	06/15/25	1,100	910,472
HCA, Inc., 144A(h)	B2	9.625%	11/15/16	2,200	2,365,000
HCA, Inc., Bank Loan(i)	Ba3	8.086%	11/14/13	2,500	2,527,405
Merck & Co., Inc.	Aa3	5.75%	11/15/36	2,805	2,774,869
Merck & Co., Inc.	Aa3	5.95%	12/01/28	255	257,480
Teva Pharmaceutical Finance LLC	Baa2	6.15%	02/01/36	750	728,720
Ventas Realty LP, Sr. Notes(a)	Ba2	6.625%	10/15/14	2,100	2,147,250
Wyeth(b)	A3	5.50%	03/15/13	1,250	1,258,088
Wyeth(b)	A3	6.45%	02/01/24	95	101,630

					23,377,244

SEE NOTES TO FINANCIAL STATEMENTS.

B24

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Health Care Insurance — 1.0%
Aetna, Inc.	A3	6.625%	06/15/36	$2,000	$2,138,728
Coventry Health Care, Inc.	Ba1	6.125%	01/15/15	4,025	3,966,641
United Healthcare Corp.	A3	5.80%	03/15/36	310	304,829
Wellpoint, Inc.	Baa1	5.00%	12/15/14	1,310	1,268,277
Wellpoint, Inc.	Baa1	5.85%	01/15/36	3,500	3,400,061

					11,078,536

Insurance — 1.4%
Allied World Insurance Holdings, Ltd. (Bermuda)	Baa1	7.50%	08/01/16	1,700	1,824,486
Allstate Corp.	A1	5.55%	05/09/35	995	956,878
Allstate Corp.	A1	5.95%	04/01/36	3,730	3,793,286
American International Group, Inc.	Aa2	4.25%	05/15/13	1,820	1,706,556
American International Group, Inc.	Aa2	5.05%	10/01/15	315	306,298
Axis Capital Holdings	Baa1	5.75%	12/01/14	3,350	3,329,243
Berkshire Hathaway Finance Corp.	Aaa	4.75%	05/15/12	3,400	3,332,289
Marsh & Mclennan Cos., Inc.	Baa2	5.75%	09/15/15	500	491,906
XL Capital, Ltd., Class A (Cayman Islands)	A3	5.25%	09/15/14	140	137,203

					15,878,145

Lodging — 0.5%
Carnival PLC (United Kingdom)	A3	7.30%	06/01/07	825	830,790
Felcor Lodging LP, 144A(g)(h)	Ba3	7.275%	12/01/11	1,800	1,809,000
Starwood Hotels & Resorts Worldwide, Inc.	Baa3	7.375%	05/01/07	3,000	3,012,255

					5,652,045

Media & Entertainment — 2.2%
Clear Channel Communications, Inc.	Baa3	8.00%	11/01/08	4,720	4,907,191
Idearc, Inc., Bank Loan(i)	Ba2	7.3762%	11/09/14	1,750	1,758,750
Intelsat Bermuda Ltd. (Bermuda), 144A(h)	B2	9.25%	06/15/16	2,300	2,472,500
Quebecor World Capital Corp. (Canada), 144A(h)	B2	8.75%	03/15/16	1,900	1,819,250
RH Donnelley Corp.	B3	6.875%	01/15/13	1,300	1,246,375
Thomson Corp. (Canada)	A3	5.75%	02/01/08	2,750	2,758,236
Time Warner, Inc.(a)	Baa2	5.875%	11/15/16	4,615	4,603,347
Viacom, Inc.	Baa3	5.75%	04/30/11	1,300	1,300,664
Viacom, Inc.	Baa3	6.25%	04/30/16	4,100	4,071,599
Viacom, Inc.	Baa3	7.875%	07/30/30	425	445,370

					25,383,282

Metals — 0.6%
Arch Western Finance LLC, Sr. Notes	B1	6.75%	07/01/13	3,000	2,977,500
Russel Metals, Inc., Sr. Notes (Canada)	Ba2	6.375%	03/01/14	1,800	1,716,750
Southern Copper Corp.	Baa2	7.50%	07/27/35	1,600	1,734,859

					6,429,109

Non-Captive Finance — 1.8%
Capital One Financial Corp.	Baa1	6.15%	09/01/16	700	723,948
General Electric Capital Australia Funding	Aaa	6.00%	04/15/15	AUD 4,440	3,350,900
General Motors Acceptance Corp.	Ba1	6.15%	04/05/07	3,710	3,710,115
General Motors Acceptance Corp. MTN	Ba1	6.125%	03/15/07	EUR 3,260	4,314,574
Preferred Term Securities X, Class A-1, 144A(g)(h)(i)	Aaa	6.0906%	07/03/33	3,900	3,929,250
Residential Capital Corp.	Baa3	6.50%	04/17/13	3,500	3,547,023
Residential Capital Corp.	Baa3	6.875%	06/30/15	1,550	1,606,863

					21,182,673

Non-Corporate Foreign Agency — 2.0%
Credit Suisse First Boston International for CJSC (The) (Ukraine)	Ba2	6.80%	10/04/12	1,400	1,363,964
Gazprom International SA (Chile), 144A(h)	BBB+(f)	7.201%	02/01/20	2,400	2,538,000
Gazprom OAO (Russia)	BB-(f)	10.50%	10/21/09	1,685	1,904,050
National Power Corp. (Philippines), 144A(g)(h)	BB-(f)	9.62%	08/23/11	1,530	1,723,892
National Power Corp. (Philippines)	B1	9.625%	05/15/28	2,095	2,540,655
Pemex Project Funding Master Trust (Mexico)	Baa1	8.85%	09/15/07	4,450	4,547,900
Petronas Capital, Ltd. (Malaysia), 144A(h)	A1	7.00%	05/22/12	7,300	7,872,393

					22,490,854

SEE NOTES TO FINANCIAL STATEMENTS.

B25

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Corporate Sovereign — 7.7%
Deutsche Bundesrepublik (Denmark)	Aaa	4.00%	01/04/37	EUR 595	$774,195
Federal Republic of Argentina (Argentina)(g)	B3	3.00%	04/30/13	2,468	1,902,443
Federal Republic of Argentina (Argentina)(g)	B3	5.589%	08/03/12	2,400	2,266,043
Federal Republic of Brazil (Brazil)(a)	Ba2	9.25%	10/22/10	5,325	6,017,250
Federal Republic of Brazil (Brazil)	Ba2	10.25%	06/17/13	2,425	2,994,875
Federal Republic of Brazil (Brazil)(a)	Ba2	12.50%	01/05/16	BRL 4,750	2,523,403
Government of Hungary (Hungary)	A2	8.00%	02/12/15	HUF 2,893,570	16,164,121
Government of Japan (Japan)	A2	2.20%	09/20/26	JPY 168,250	1,442,311
Jamaica Government Bond (Jamaica)	B1	11.00%	07/27/12	EUR 995	1,592,552
Norway Government Bond (Norway)	Aaa	5.00%	05/15/15	NOK 30,470	5,089,627
Peru Government International Bond (Peru), 144A(h)	Ba3	Zero	05/31/18	1,837	1,217,013
Republic of Colombia (Colombia)(g)	Ba2	7.175%	11/16/15	2,500	2,587,500
Republic of Peru (Peru)(g)	Ba3	5.00%	03/07/17	2,267	2,249,601
Republic of Panama (Panama)	Ba1	9.375%	07/23/12	1,295	1,518,388
Republic of Panama (Panama)	Ba1	7.25%	03/15/15	2,375	2,570,938
Republic of Poland (Poland)	A2	6.25%	10/24/15	PLN 36,085	13,337,951
Republic of Turkey (Turkey)	Ba3	9.875%	03/19/08	1,845	1,937,250
Republic of Uruguay (Uruguay)	B1	7.25%	02/15/11	660	689,700
Republic of Venezuela (Venezuela)	B2	10.75%	09/19/13	2,385	2,963,363
Russian Government International Bond (Russia), 144A(h)	Baa2	8.25%	03/31/10	4,037	4,218,383
United Mexican States (Mexico)(g)	Baa1	6.0734%	01/13/09	2,090	2,108,810
United Mexican States (Mexico)(a)	Baa1	7.50%	01/14/12	4,250	4,658,000
United Mexican States (Mexico)	Baa1	9.00%	12/20/12	MXP 77,200	7,709,994

					88,533,711

Paper — 1.4%
Catalyst Paper Corp.	B2	8.625%	06/15/11	2,100	2,126,250
Domtar, Inc. (Canada)	B2	7.875%	10/15/11	675	700,313
Domtar, Inc. (Canada)	B2	5.375%	12/01/13	1,000	905,000
Graphic Packaging International, Inc.	B2	8.50%	08/15/11	2,970	3,073,950
International Paper Co.	Baa3	4.00%	04/01/10	2,815	2,701,857
Norampac, Inc., Sr. Notes (Canada)	Ba3	6.75%	06/01/13	1,900	1,847,750
Stora Enso Oyj (Finland), 144A(a)(h)	Baa3	7.25%	04/15/36	1,560	1,635,126
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	3,495	3,648,168

					16,638,414

Pipelines & Other — 1.3%
Atmos Energy Corp.(e)	Baa3	4.00%	10/15/09	5,300	5,098,600
Enterprise Products Operating LP	Baa3	4.00%	10/15/07	4,000	3,951,068
Oneok, Inc.	Baa2	5.51%	02/16/08	6,000	5,995,740

					15,045,408

Real Estate Investment Trusts — 0.4%
Equity One, Inc.	Baa3	3.875%	04/15/09	1,450	1,394,933
Post Apartment Homes LP	Baa3	5.45%	06/01/12	2,300	2,252,883
Spieker Properties LP	Baa2	7.65%	12/15/10	1,000	1,095,380

					4,743,196

Retailers — 1.5%
GSC Holdings Corp.(g)	B1	9.2466%	10/01/11	3,000	3,112,500
Home Depot, Inc.	Aa3	5.875%	12/16/36	4,600	4,514,090
May Department Stores Co.	Baa1	6.65%	07/15/24	900	891,713
The Gap, Inc.	Baa3	6.90%	09/15/07	8,875	8,936,442

					17,454,745

Structured Notes — 3.3%
Dow Jones CDX HY, 144A(h)	B3	8.25%	12/29/10	8,500	8,786,875
Dow Jones CDX HY, 144A(h)	B3	8.625%	06/29/11	10,230	10,632,039
Trains HY-1 2006, 144A(a)(h)	B1	7.548%	05/01/16	18,576	18,956,436

					38,375,350

SEE NOTES TO FINANCIAL STATEMENTS.

B26

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology — 2.0%
Advanced Micro Devices, Inc., Bank Loan(i)	Ba3	7.62%	10/24/13	$2,666	$2,671,782
Certegy, Inc.	Ba2	4.75%	09/15/08	1,900	1,835,007
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,330,692
Freescale Semiconductor, Inc., 144A(h)	B1	9.125%	12/15/14	2,600	2,583,750
Freescale Semiconductor, Inc., 144A(h)	B2	10.125%	12/15/16	1,500	1,501,875
Jabil Circuit, Inc.	Baa3	5.875%	07/15/10	2,000	1,985,848
Motorola, Inc.	Baa1	8.00%	11/01/11	121	133,894
NXP BV/NXP Funding LLC, 144A(a)(h)	B2	9.50%	10/15/15	1,970	2,019,250
Sensata Technologies BV (Netherlands), 144A(h)	Caa1	8.25%	05/01/14	3,590	3,446,400
SunGard Data Systems, Inc.	B3	3.75%	01/15/09	720	680,400
Xerox Corp.	Baa3	6.40%	03/15/16	4,450	4,544,563

					22,733,461

Telecommunications — 4.8%
ALLTEL LP, 144A(h)	A2	8.00%	08/15/10	735	788,070
AT&T Corp.(a)	A2	4.125%	09/15/09	4,150	4,030,704
AT&T Corp.	A2	8.00%	11/15/31	2,475	3,070,678
AT&T Wireless Services, Inc.	Baa1	8.75%	03/01/31	2,375	3,086,467
BellSouth Corp.	A2	4.20%	09/15/09	2,750	2,673,377
Citizens Communications Co.	Ba2	7.625%	08/15/08	903	934,605
Embarq Corp.	Baa3	7.082%	06/01/16	5,600	5,700,912
LCI International, Inc.	NR	7.25%	06/15/07	6,675	6,691,687
Level 3 Financing, Inc., 144A(h)	B2	9.25%	11/01/14	1,650	1,683,000
New Cingular Wireless Services, Inc.	Baa1	8.125%	05/01/12	1,810	2,036,735
Sprint Nextel Corp.	Baa3	6.00%	12/01/16	3,625	3,533,023
Telecom de Puerto Rico (Puerto Rico)	Baa1	6.80%	05/15/09	4,365	4,455,661
Telecom Italia Capital (Luxemburg)	Baa2	7.20%	07/18/36	2,400	2,507,323
Telecom Italia Capital (Luxemburg)	Baa2	4.95%	09/30/14	605	560,497
Telecom Italia Capital (Luxemburg)	Baa2	5.25%	10/01/15	1,355	1,265,718
Telefonica Emisiones SAU	Baa1	6.421%	06/20/16	5,500	5,673,899
TELUS Corp. (Canada)	Baa2	7.50%	06/01/07	6,250	6,296,256
TELUS Corp. (Canada)	Baa2	8.00%	06/01/11	150	164,031

					55,152,643

Tobacco — 0.6%
Altria Group, Inc.	Baa1	7.65%	07/01/08	1,100	1,134,066
Altria Group, Inc.	Baa1	7.75%	01/15/27	315	382,060
Reynolds American, Inc.	BB(f)	6.50%	07/15/10	4,000	4,057,456
Reynolds American, Inc.	Ba3	7.625%	06/01/16	1,020	1,080,725

					6,654,307

U.S. Government Agency Obligations — 0.2%
Federal Home Loan Bank	Aaa	4.75%	12/16/16	105	102,803
Federal Home Loan Mortgage Corp.	Aaa	5.50%	07/18/16	120	124,487
Federal Home Loan Mortgage Corp.	Aaa	5.125%	10/18/16	115	115,985
Federal National Mortgage Association	Aaa	4.875%	12/15/16	20	19,776
Federal National Mortgage Association	Aaa	6.625%	11/15/30	170	202,861
Tennessee Valley Authority	Aaa	5.88%	04/01/36	1,315	1,445,857

					2,011,769

U.S. Government Mortgage-Backed Securities — 29.9%
Federal Home Loan Mortgage Corp.	Aaa	4.50%	02/01/19-07/01/19	17,368	16,760,176
Federal Home Loan Mortgage Corp.	Aaa	5.00%	07/01/19-05/01/34	8,642	8,443,933
Federal Home Loan Mortgage Corp.	Aaa	5.00%	TBA 30 YR	8,500	8,199,848
Federal Home Loan Mortgage Corp.	Aaa	5.50%	10/01/33-06/01/34	6,212	6,158,259
Federal Home Loan Mortgage Corp.	Aaa	6.00%	11/01/33-06/01/34	7,104	7,164,221
Federal Home Loan Mortgage Corp.	Aaa	6.00%	TBA 30 YR	2,500	2,517,970
Federal Home Loan Mortgage Corp.	Aaa	6.50%	07/01/32-09/01/32	3,382	3,458,430

SEE NOTES TO FINANCIAL STATEMENTS.

B27

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Government Mortgage-Backed Securities (cont’d.)
Federal Home Loan Mortgage Corp.	Aaa	7.00%	10/01/32-11/01/33	$6,882	$7,078,887
Federal National Mortgage Association	Aaa	4.00%	05/01/19-06/01/19	8,263	7,787,500
Federal National Mortgage Association	Aaa	4.50%	06/01/18-02/01/35	33,720	32,395,534
Federal National Mortgage Association	Aaa	5.00%	01/01/19-03/01/34	48,578	47,111,438
Federal National Mortgage Association	Aaa	5.00%	TBA 15 YR	15,000	14,742,180
Federal National Mortgage Association	Aaa	5.00%	TBA 30 YR	3,000	2,895,936
Federal National Mortgage Association(g)	Aaa	5.279%	01/01/36	4,016	4,009,212
Federal National Mortgage Association	Aaa	5.50%	TBA 30 YR	56,500	55,829,063
Federal National Mortgage Association	Aaa	5.50%	12/01/16-09/01/34	39,111	38,839,179
Federal National Mortgage Association	Aaa	6.00%	TBA 15 YR	7,500	7,603,125
Federal National Mortgage Association	Aaa	6.00%	TBA 30 YR	5,500	5,536,091
Federal National Mortgage Association	Aaa	6.00%	09/01/17-02/01/35	21,421	21,623,049
Federal National Mortgage Association	Aaa	6.50%	11/01/09-11/01/33	7,856	8,039,769
Federal National Mortgage Association	Aaa	7.00%	05/01/32-06/01/32	689	708,360
Federal National Mortgage Association	Aaa	9.00%	10/01/16-05/01/17	19	19,797
Government National Mortgage Association	Aaa	5.50%	TBA 30 YR	250	248,750
Government National Mortgage Association	Aaa	5.50%	01/15/33-07/15/35	18,397	18,303,823
Government National Mortgage Association	Aaa	6.00%	12/15/32-11/15/34	11,430	11,587,771
Government National Mortgage Association	Aaa	6.50%	09/15/32-11/15/33	6,099	6,264,218
Government National Mortgage Association	Aaa	7.50%	10/15/25-02/15/26	200	208,667

					343,535,186

U.S. Government Treasury Securities — 0.3%
United States Treasury Bonds(a)	Aaa	4.50%	02/15/36	200	190,188
United States Treasury Notes(a)	Aaa	4.625%	11/15/16	1,285	1,276,568
United States Treasury Notes(a)	Aaa	4.625%	11/15/16	2,430	2,414,054

					3,880,810

TOTAL LONG-TERM BONDS (cost $1,137,656,890)					1,142,714,909

SHORT-TERM INVESTMENTS — 9.8%				Shares
Affiliated Money Market Mutual Funds
Dryden Core Investment Fund- Dryden Short-Term Bond Series(d)				3,345,946	33,492,916
Dryden Core Investment Fund-Taxable Money Market Fund Series (includes $54,138,631 of cash collateral received for securities on loan) (Note 4)(c)(d)				78,680,564	78,680,564

TOTAL AFFILIATED MONEY MARKET MUTUAL FUNDS (cost $112,153,335)					112,173,480

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 109.1% (cost $1,249,810,225)					1,254,888,389

SECURITY SOLD SHORT — (1.7)%	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government Mortgage-Backed Securities
Federal National Mortgage Association (proceeds $19,425,000)	Aaa	4.50%	TBA	$20,000	(19,287,500)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 107.4% (cost $1,230,385,225)					1,235,600,889
LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (7.4%)					(85,235,809)

TOTAL NET ASSETS — 100.0%					$1,150,365,080

SEE NOTES TO FINANCIAL STATEMENTS.

B28

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
MTN	Medium Term Note
MXP	Mexican Peso
NOK	Norwegian Krone
NR	Not Rated by Moody’s or Standard & Poor’s
PLN	Polish Zloty
TBA	Securities purchased on a forward commitment basis

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or portion of security is on loan. The aggregate market value of such securities is $52,884,013; cash collateral of $54,138,631 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Dryden Short-Term Bond Series.

(e)	Security segregated as collateral for future contracts.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.

(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(i)	Indicates a security that has been deemed illiquid.

(j)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, interest rate swaps, credit default swaps and foreign currency contracts as follows:

Open future contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Long Positions:
34	Canadian 10 Yr Bond	Mar. 2007	$3,352,107	$3,318,510	$(33,597)
80	Eurodollar	Mar. 2007	12,487,910	12,253,185	(234,725)
41	U.K. 10 Yr Bond	Mar. 2007	8,801,662	8,680,379	(121,283)
839	U.S. Treasury 10 Yr. Bond	Mar. 2007	94,836,138	93,496,063	(1,340,075)

					(1,729,680)

Short Positions:
169	U.S. Treasury 5 Yr. Notes	Mar. 2007	17,946,770	17,755,563	191,207
110	U.S. Treasury 2 Yr. Notes	Mar. 2007	22,592,833	22,443,438	149,395
1358	U.S. Treasury 10 Yr. Notes	Mar. 2007	147,560,657	145,942,563	1,618,094

					1,958,696

					$229,016

SEE NOTES TO FINANCIAL STATEMENTS.

B29

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Forward Foreign currency exchange contracts outstanding at December 31, 2006:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Brazilian Real expiring 10/23/08	$2,775,000	$3,092,791	$317,791
Japanese Yen expiring 01/24/07	2,217,281	2,204,654	(12,627)
Norwegian Krone expiring 01/22/07	3,398,888	3,401,740	2,852

	8,391,169	8,699,185	308,016

Sold:
Australian Dollar expiring 01/19/07	3,285,773	3,298,715	(12,942)
Euro expiring 01/24/07	6,690,847	6,739,742	(48,895)
Hungarian Forint expiring 01/22/07	16,480,840	16,612,076	(131,236)
Japanese Yen expiring 01/24/07	3,511,312	3,468,046	43,266
Mexican Nuevo Peso expiring 01/18/07	6,075,507	6,098,448	(22,941)
Norwegian Krone expiring 01/22/07	8,748,426	8,692,160	56,266
Polish Zloty expiring 01/22/07	13,593,679	13,457,398	136,281

	58,386,384	58,366,585	19,799

			$327,815

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	11/02/2016	$12,030	5.151%	3 month LIBOR	$(39,888)
Morgan Stanley Capital Services(a)	12/22/2016	9,490	6.808%	3 month NZD-BBR-FRA	14,752
Morgan Stanley Capital Services(a)	01/04/2017	4,735	6.88%	3 month NZD-BBR-FRA	—

					$(25,136)

(a)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	06/20/2009	$4,000	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$61,130
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	3,295	0.60%	RPM International, Inc., 6.25%, due 12/15/13	(32,058)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	1,855	0.75%	RPM International, Inc., 6.25%, due 12/15/13	(25,925)
Merrill Lynch Capital Services, Inc.(a)	12/20/2009	4,000	4.55%	General Motors Corp., 7.125%, 07/15/13	181,411
Deutsche Bank AG(b)	05/25/2036	1,000	2.74%	Fieldstone Mortgage Investment Corp., Ser. 2006-1, Class M9, 7.62%, due 05/25/36	(809)
Morgan Stanley Capital Services, Inc.(b)	06/25/2036	1,000	4.25%	Morgan Stanley ABS Capital I, Ser. 2006-HE4, Class B3, 7.19%, 06/25/36	(15,852)
Morgan Stanley Capital Services, Inc.(a)	12/20/2014	5,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	136,586
Morgan Stanley Capital Services, Inc.(a)	09/20/2015	4,000	0.57%	Dow Chemical Co., 6.00%, due 10/01/12	86,934

SEE NOTES TO FINANCIAL STATEMENTS.

B30

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(b)	11/25/2035	$1,000	1.98%	Residential Asset Mortgage Products, Inc., Ser. 2005-EFC6, Class M9, 7.57%, 11/25/35	$(4,311)
Merrill Lynch Capital Services, Inc.(b)	12/25/2035	800	2.04%	Accredited Mortgage Loan Trust, Ser. 2005-4, Class M9, 7.82%, 12/25/35	(3,458)
Deutsche Bank AG(b)	04/25/2036	550	3.05%	First Franklin Mortgage Loan Asset Backed Certificates,	(2,268)
Morgan Stanley Capital Services, Inc.(b)	04/25/2036	235	3.15%	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2006-FF5, Class M9, 7.27%, 04/25/36	(973)
Citibank, NA(b)	05/25/2036	1,000	4.55%	Structured Asset Securities Corp., Ser. 2006-NC1, Class M9, 7.22%, 05/25/36	(2,410)

					$377,997

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B31

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

U.S Government Mortgage-Backed Securities	29.9%
Affiliated Money Market Mutual Funds (including 4.7% of collateral received for securities on loan)	9.8
Commercial Mortgage-Backed Securities	8.7
Non-Corporate Sovereign	7.7
Telecommunications	4.8
Asset-Backed Securities	4.1
Electric	3.8
Structured Notes	3.3
Banking	2.9
Chemicals	2.2
Media & Entertainment	2.2
Health Care & Pharmaceutical	2.0
Non-Corporate Foreign Agency	2.0
Technology	2.0
Non-Captive Finance	1.8
Automotive	1.5
Foods	1.5
Retailers	1.5
Insurance	1.4
Paper	1.4
Cable	1.3
Pipelines & Other	1.3
Capital Goods	1.2
Energy-Other	1.2
Building Materials & Construction	1.0
Collateralized Mortgage Obligations	1.0
Health Care Insurance	1.0
Aerospace/Defense	0.8
Airlines	0.8
Consumer	0.6
Gaming	0.6
Metals	0.6
Tobacco	0.6
Brokerage	0.5
Lodging	0.5
Energy-Integrated	0.4
Real Estate Investment Trusts	0.4
Emerging Markets	0.3
U.S. Government Treasury Securities	0.3
U.S. Government Agency Obligations	0.2

109.1
Securities Sold Short	(1.7)
Liabilities in excess of other assets	(7.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B32

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.7%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 3.0%
Boeing Co. (The)	600,559	$53,353,661
Honeywell International, Inc.	1,490,800	67,443,792
Lockheed Martin Corp.	1,326	122,085
Orbital Sciences Corp.*(a)	681,900	12,574,236
Raytheon Co.	2,400	126,720

		133,620,494

Air Freight & Logistics
United Parcel Service, Inc. (Class B Stock)	1,735	130,090

Beverages — 1.7%
PepsiCo, Inc.	1,221,423	76,400,009

Biotechnology — 1.4%
Amgen, Inc.*	2,315	158,138
Genentech, Inc.*(a)	325,313	26,392,644
Gilead Sciences, Inc.*(a)	560,752	36,409,627

		62,960,409

Building Materials — 0.9%
Masco Corp.	1,360,862	40,648,948

Building Products — 0.7%
American Standard Cos., Inc.(a)	656,200	30,086,770

Capital Markets — 6.1%
Bank of New York Co., Inc. (The)	961,900	37,870,003
Goldman Sachs Group, Inc.	336,712	67,123,537
Lazard Ltd. (Class A Stock)(a)	193,400	9,155,556
Mellon Financial Corp.(a)	16,538	697,077
Merrill Lynch & Co., Inc.(a)	740,859	68,973,973
Schwab, (Charles) Corp.	1,131,700	21,887,078
UBS AG	1,017,600	61,391,808

		267,099,032

Chemicals — 1.8%
Air Products & Chemicals, Inc.	900	63,252
Arkema, ADR (France)*	70	3,593
E.I. Du Pont de Nemours & Co.(a)	1,297,914	63,221,391
Ecolab, Inc.(a)	329,528	14,894,666

		78,182,902

Clothing & Apparel
Cintas Corp.	844	33,515
Hanesbrands, Inc.*	500	11,810

		45,325

Commercial Banks — 2.5%
Bank of America Corp.	751,448	40,119,809
Royal Bank of Scotland Group PLC (United Kingdom)	525,055	20,488,998
Wachovia Corp.	1,401	79,786
Wells Fargo & Co.	1,436,614	51,085,994

		111,774,587

Commercial Services & Supplies — 0.7%
Waste Management, Inc.	883,600	32,489,972

Communication Equipment — 7.4%
Avaya, Inc.*	2,016,800	28,194,864
Cisco Systems, Inc.*	3,132,689	85,616,390
Corning, Inc.*	614,975	11,506,182
Motorola, Inc.	4,189,564	86,137,436

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Communication Equipment (cont’d.)
Nokia Corp., ADR (Finland)	7,542	$153,254
QUALCOMM, Inc.	2,459,460	92,942,993
Research in Motion Ltd. (Canada)*	151,800	19,397,004

		323,948,123

Computers & Peripherals — 1.4%
Apple Computer, Inc.*	481,700	40,867,428
Dell, Inc.*(a)	10,365	260,058
EMC Corp.*	8,140	107,448
Hewlett-Packard Co.	450,100	18,539,619
Sun Microsystems, Inc.*(a)	5,400	29,268

		59,803,821

Conglomerates
Cooper Industries Ltd. (Bermuda) (Class A Stock)	410	37,076

Construction — 1.0%
Toll Brothers, Inc.*(a)	1,319,100	42,514,593

Consumer Finance — 1.3%
American Express Co.	946,646	57,433,013

Consumer Products & Services — 0.5%
Fortune Brands, Inc.(a)	242,700	20,724,153

Diversified Consumer Services — 1.0%
Career Education Corp.*(a)	679,400	16,835,532
H&R Block, Inc.	1,220,900	28,129,536

		44,965,068

Diversified Financial Services — 5.8%
Capital One Financial Corp.	438,575	33,691,331
Citigroup, Inc.	753,304	41,959,033
Freddie Mac(a)	612,790	41,608,441
IntercontinentalExchange, Inc.*(a)	216,100	23,317,190
JPMorgan Chase & Co.	1,043,247	50,388,830
KKR Private Equity Investors LP(c)	1,295,700	29,606,745
KKR Private Equity Investors LP, RDU (cost $7,567,532; purchased 7/18/06-8/3/06)(c)(e)	334,700	7,647,895
NYSE Group, Inc.*(a)	267,500	26,001,000

		254,220,465

Electronic Components — 1.0%
Dolby Laboratories, Inc. (Class A Stock)*(a)	684,158	21,222,581
Parker Hannifin Corp.	286,900	22,056,872

		43,279,453

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	362,700	27,079,182
BJ Services Co.	5,010	146,893
Cameron International Corp.*	6,490	344,295
GlobalSantaFe Corp. (Cayman Islands)	2,000	117,560
Halliburton Co.	855,500	26,563,275
Transocean, Inc.*	272,000	22,002,080

		76,253,285

Financial – Bank & Trust — 0.4%
Hudson City Bancorp, Inc.	1,363,500	18,925,380
PNC Financial Services Group, Inc.(a)	1,986	147,043

		19,072,423

SEE NOTES TO FINANCIAL STATEMENTS.

B33

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial – Brokerage
Ameriprise Financial, Inc.	177	$9,647

Food & Staples Retailing — 1.7%
Kroger Co. (The)	1,251,500	28,872,105
Wal-Mart Stores, Inc.	1,023,192	47,251,007

		76,123,112

Food Products — 2.3%
Cadbury Schweppes PLC, ADR (United Kingdom)	686,800	29,484,324
ConAgra Foods, Inc.	1,128,200	30,461,400
General Mills, Inc.	792	45,619
Kellogg Co.	395,315	19,789,469
McCormick & Co., Inc.	587,523	22,654,887
Sara Lee Corp.	4,000	68,120

		102,503,819

Healthcare Equipment & Supplies — 0.8%
Alcon, Inc.(a)	265,300	29,652,581
Baxter International, Inc.	88,800	4,119,432
Medtronic, Inc.	1,486	79,516
St. Jude Medical, Inc.*(a)	833	30,454

		33,881,983

Healthcare Providers & Services — 2.1%
Coventry Health Care, Inc.*	357,523	17,894,026
Omnicare, Inc.(a)	611,500	23,622,245
Tenet Healthcare Corp.*(a)	2,352	16,394
UnitedHealth Group, Inc.	497,147	26,711,708
WellPoint, Inc.*	292,800	23,040,432

		91,284,805

Hotels, Restaurants & Leisure — 2.2%
Marriott International, Inc. (Class A Stock)	539,600	25,749,712
McDonald’s Corp.	968,661	42,940,742
OSI Restaurant Partners, Inc.	560	21,952
Station Casinos, Inc.(a)	320,878	26,206,106

		94,918,512

Household Durables
Newell Rubbermaid, Inc.	2,500	72,375

Household Products — 1.0%
Kimberly-Clark Corp.	388,900	26,425,755
Procter & Gamble Co.	302,878	19,465,969

		45,891,724

Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc.*(a)	525,500	29,433,255

Industrial Conglomerates — 2.9%
General Electric Co.	2,741,463	102,009,838
Textron, Inc.	265,485	24,894,529
Tyco International Ltd.	16,708	507,923

		127,412,290

Insurance — 5.5%
AFLAC, Inc.(a)	668,670	30,758,820
Allstate Corp. (The)	2,922	190,251
American International Group, Inc.	1,157,110	82,918,503
Axis Capital Holdings Ltd.	644,600	21,510,302

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance (cont’d.)
Berkshire Hathaway, Inc. (Class A Stock)*	207	$22,767,930
Chubb Corp.	486,664	25,749,392
Conseco, Inc.*	2,165	43,257
Hartford Financial Services Group, Inc.	614	57,292
Loews Corp.	943,200	39,114,504
Marsh & McLennan Cos., Inc.	687,900	21,091,014

		244,201,265

Internet Software & Services — 1.2%
Google, Inc. (Class A Stock)*	109,900	50,606,752
Oracle Corp.*	10,373	177,793
Yahoo!, Inc.*(a)	1,140	29,116

		50,813,661

IT Services — 0.8%
Accenture Ltd. (Class A Stock)	2,802	103,478
Infosys Technologies Ltd., ADR (India)(a)	244,700	13,350,832
Paychex, Inc.	521,110	20,604,689

		34,058,999

Leisure Equipment & Products
Mattel, Inc.	2,812	63,720

Life Science Tools & Services
Thermo Fisher Scientific, Inc.*	550	24,910

Media — 4.9%
CBS Corp. (Class B Stock)	3,523	109,847
Comcast Corp. (Class A Stock)*(a)	655,200	27,734,616
Comcast Corp. (Special Class A Stock)*	1,045	43,764
EchoStar Communications Corp. (Class A Stock)*(a)	551,926	20,989,746
Liberty Global, Inc. (Class C Stock)*	1,022,450	28,628,600
News Corp. (Class A Stock)	1,540,026	33,079,758
News Corp. (Class B Stock)	1,313,938	29,248,260
Time Warner, Inc.	1,541,906	33,582,713
Univision Communications, Inc. (Class A Stock)*	1,102	39,033
Viacom, Inc. (Class B Stock)*	3,523	144,549
Walt Disney Co. (The)	1,248,600	42,789,522

		216,390,408

Metals & Mining — 1.8%
Barrick Gold Corp. (Canada)(a)	1,448,138	44,457,837
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	297,100	16,557,383
Phelps Dodge Corp.	171,000	20,472,120

		81,487,340

Multi – Line Retail — 0.7%
J.C. Penney Co., Inc.	1,300	100,568
Kohl’s Corp.*(a)	530	36,268
Staples, Inc.	534,841	14,280,255
Target Corp.	322,013	18,370,841

		32,787,932

Multi – Utilities — 1.8%
Sempra Energy	1,394,046	78,058,502

SEE NOTES TO FINANCIAL STATEMENTS.

B34

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Office Electronics — 0.6%
Xerox Corp.*	1,616,100	$27,392,895

Oil, Gas & Consumable Fuels — 7.5%
Anadarko Petroleum Corp.	515,900	22,451,968
ConocoPhillips	286,986	20,648,643
Exxon Mobil Corp.	759,928	58,233,282
Hess Corp.	565,400	28,026,878
Nexen, Inc.	599,300	32,961,500
Occidental Petroleum Corp.	612,400	29,903,492
Petroleo Brasileiro SA, ADR (Brazil)	276,100	28,435,539
Suncor Energy, Inc. (Canada)	796,620	62,752,676
Total SA, ADR (France)	644,726	46,368,694

		329,782,672

Pharmaceuticals — 6.6%
Abbott Laboratories	830,655	40,461,205
Elan Corp. PLC, ADR (Ireland)*(a)	1,489,000	21,962,750
Eli Lilly & Co.	1,697	88,414
Johnson & Johnson	2,172	143,395
MedImmune, Inc.*(a)	1,986	64,287
Merck & Co., Inc.	4,000	174,400
Novartis AG, ADR (Switzerland)	748,000	42,965,120
Pfizer, Inc.	1,800	46,620
Roche Holdings Ltd., ADR (Switzerland)	476,700	42,663,601
Sanofi-Aventis, ADR (France)	698,922	32,269,229
Schering-Plough Corp.	1,956,100	46,242,204
Sepracor, Inc.*(a)	1,200	73,896
Wyeth	1,234,809	62,876,474

		290,031,595

Retail & Merchandising — 0.6%
Best Buy Co., Inc.	536,100	26,370,759
CVS Corp.(a)	1,060	32,764
TJX Cos., Inc.	1,310	37,309

		26,440,832

Semiconductors & Semiconductor Equipment — 1.8%
Analog Devices, Inc.	1,080	35,500
ASML Holding NV (Netherlands)*	1,061,916	26,154,991
Broadcom Corp. (Class A Stock)*(a)	647,150	20,909,416
Intel Corp.	4,300	87,075
KLA-Tencor Corp.	552	27,462
Marvell Technology Group Ltd.*	1,102,310	21,153,329
Maxim Integrated Products, Inc.(a)	2,600	79,612
Texas Instruments, Inc.	443,955	12,785,904
Xilinx, Inc.(a)	1,070	25,477

		81,258,766

Software — 5.4%
Adobe Systems, Inc.*	1,622,213	66,705,399
Electronic Arts, Inc.*	675,352	34,010,727
Microsoft Corp.	3,802,995	113,557,431
SAP AG, ADR (Germany)(a)	426,600	22,652,460
Symantec Corp.*	13,210	275,428

		237,201,445

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Specialty Retail — 0.6%
Bed Bath & Beyond, Inc.*	770	$29,337
Home Depot, Inc. (The)	1,445	58,031
Lowe’s Cos., Inc.(a)	697,384	21,723,512
Williams-Sonoma, Inc.(a)	78,200	2,458,608

		24,269,488

Telecommunications — 0.9%
Alltel Corp.	267,948	16,205,495
Comverse Technology, Inc.*	24,403	515,148
Embarq Corp.	661	34,742
Juniper Networks, Inc.*(a)	1,102,500	20,881,350
Nortel Networks Corp. (Canada)*	1,926	51,482

		37,688,217

Textiles, Apparel & Luxury Goods — 1.3%
Coach, Inc.*	827,200	35,536,512
NIKE, Inc. (Class B Stock)	242,000	23,965,260

		59,501,772

Tobacco — 1.6%
Altria Group, Inc.	830,400	71,264,928

Transportation
Expeditors International Washington, Inc.	566	22,923
FedEx Corp.	250	27,155

		50,078

Wireless Telecommunication Services — 1.1%
NII Holdings, Inc.*(a)	442,900	28,540,476
Sprint Nextel Corp.	1,108,816	20,945,534

		49,486,010

TOTAL LONG-TERM INVESTMENTS (cost $3,521,170,634)		4,349,476,968

SHORT-TERM INVESTMENT — 9.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund —Taxable Money Market Series (cost $435,213,247 includes $379,439,451 of cash collateral for securities on loan)(b)(w) (Note 4)	435,213,247	$435,213,247

TOTAL INVESTMENTS(d) — 108.6% (cost $3,956,383,881)		4,784,690,215
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.6)%		(380,043,231)

NET ASSETS — 100.0%		$4,404,646,984

SEE NOTES TO FINANCIAL STATEMENTS.

B35

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
RDU	Restricted Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $366,835,888; cash collateral of $379,439,451 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(d)	As of December 31, 2006, 1 security representing $7,647,895 and 0.17% of the net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(e)	Indicates a security illiquid and restricted as to resale. The aggregate cost of such security was $7,567,532. The aggregate value of $7,647,895 is approximately .17% of the net assets.

(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 8.6% of collateral received for securities on loan)	9.9%
Oil, Gas & Consumable Fuels	7.5
Communication Equipment	7.4
Pharmaceuticals	6.6
Capital Markets	6.1
Diversified Financial Services	5.8
Insurance	5.5
Software	5.4
Media	4.9
Aerospace & Defense	3.0
Industrial Conglomerates	2.9
Commercial Banks	2.5
Food Products	2.3
Hotels, Restaurants & Leisure	2.2
Healthcare Providers & Services	2.1
Metals & Mining	1.8
Semiconductors & Semiconductor Equipment	1.8
Chemicals	1.8
Multi-Utilities	1.8
Beverages	1.7
Energy Equipment & Services	1.7
Food & Staples Retailing	1.7
Tobacco	1.6
Biotechnology	1.4
Computers & Peripherals	1.4
Textiles, Apparel & Luxury Goods	1.3
Consumer Finance	1.3
Internet Software & Services	1.2
Wireless Telecommunication Services	1.1
Household Products	1.0
Diversified Consumer Services	1.0
Electronic Components	1.0
Construction	1.0
Building Materials	0.9
Telecommunications	0.9
IT Services	0.8
Healthcare Equipment & Supplies	0.8
Multi-Line Retail	0.7
Commercial Services & Supplies	0.7

Building Products	0.7%
Independent Power Producers & Energy Traders	0.7
Office Electronics	0.6
Retail & Merchandising	0.6
Specialty Retail	0.6
Consumer Products & Services	0.5
Financial — Bank & Trust	0.4

108.6
Liabilities in excess of other assets	(8.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B36

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 91.7%		Value (Note 2)
COMMON STOCKS — 66.8%	Shares
Aerospace & Defense — 1.9%
Boeing Co.	101,900	$9,052,796
Ceradyne, Inc.(a)(b)	51,900	2,932,350
Honeywell International, Inc.	200,200	9,057,048
L-3 Communications Holdings, Inc.	122,900	10,050,762
Lockheed Martin Corp.	190,600	17,548,542
Northrop Grumman Corp.	268,400	18,170,680
Raytheon Co.	54,400	2,872,320
United Technologies Corp.	13,400	837,768

		70,522,266

Air Freight & Logistics — 0.4%
FedEx Corp.	89,400	9,710,628
HUB Group, Inc.(a)	21,200	584,060
United Parcel Service, Inc. (Class “B” Stock)(b)	43,800	3,284,124

		13,578,812

Airlines — 0.1%
Air France KLM (France)	36,941	1,555,077
British Airways PLC (United Kingdom)(a)	35,460	366,243
Qantas Airways Ltd. (Australia)	222,933	918,879

		2,840,199

Auto Components — 0.1%
Bridgestone Corp. (Japan)	4,000	89,265
Compagnie Generale des Etablissements Michelin (France)	6,546	626,474
Continental AG (Germany)	12,157	1,415,575
Rieter Holding AG (Switzerland)	775	405,468
Stanley Electric Co. Ltd. (Japan)	18,500	369,589

		2,906,371

Automobiles — 0.6%
DaimlerChrysler AG (Germany)	13,601	842,578
Fiat S.p.A. (Italy)	34,999	668,980
General Motors Corp.(b)	423,500	13,009,920
Harley-Davidson, Inc.(b)	6,000	422,820
Honda Motor Co. Ltd. (Japan)	51,100	2,016,875
Renault SA (France)	10,333	1,241,242
Toyota Motor Corp. (Japan)	66,000	4,417,182
Volkswagen AG (Germany)	4,477	508,010
Yamaha Motor Co. Ltd. (Japan)	18,000	565,807

		23,693,414

Beverages — 1.2%
Anheuser-Busch Cos., Inc.(b)	39,400	1,938,480
Carlsberg A/S (Denmark)	800	79,451
Coca-Cola Co. (The)(b)	349,800	16,877,850
Coca-Cola Enterprises, Inc.	227,300	4,641,466
Coca-Cola Hellenic Bottling Co. SA (Greece)	5,730	223,890
Foster’s Group Ltd. (Australia)	174,143	949,634
InBev NV (Belgium)	1,030	67,901
Molson Coors Brewing Co.	9,300	710,892
Pepsi Bottling Group, Inc.	87,000	2,689,170
PepsiAmericas, Inc.	10,600	222,388
PepsiCo, Inc.	226,020	14,137,551
SABMiller PLC (United Kingdom)	39,487	908,449

		43,447,122

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Biotechnology — 0.6%
Amgen, Inc.(a)	185,608	$12,678,882
Biogen Idec, Inc.(a)(b)	161,400	7,939,266
ImClone Systems, Inc.(a)	40,100	1,073,076
PDL BioPharma, Inc.(a)(b)	53,700	1,081,518
United Therapeutics Corp.(a)	24,300	1,321,191

		24,093,933

Building Products — 0.1%
Cie de Saint-Gobain (France)	23,439	1,969,365
Geberit AG (Switzerland)	412	634,991
JS Group Corp. (Japan)	8,000	168,233
NCI Buildings Systems, Inc.(a)	9,800	507,150
Nippon Sheet Glass Co. Ltd. (Japan)	93,000	435,521
Sanwa Shutter Corp. (Japan)	25,000	147,539

		3,862,799

Capital Markets — 3.0%
3i Group PLC (United Kingdom)	8,809	174,117
Bear Stearns Cos., Inc. (The)	42,900	6,983,262
Credit Suisse Group (Switzerland)	42,315	2,960,487
D. Carnegie & Co. AB (Sweden)	10,100	217,610
Deutsche Bank AG (Germany)	22,896	3,070,128
Franklin Resources, Inc.	8,900	980,513
Goldman Sachs Group, Inc.	136,700	27,251,145
Janus Capital Group, Inc.(b)	121,100	2,614,549
Lehman Brothers Holdings, Inc.	303,000	23,670,360
Macquarie Bank Ltd. (Australia)	10,777	669,850
Merrill Lynch & Co.(b)	245,500	22,856,050
Morgan Stanley	217,290	17,693,925
UBS AG (Switzerland)	43,907	2,668,292

		111,810,288

Chemicals — 0.7%
Asahi Kasei Corp. (Japan)	70,000	458,936
Ashland, Inc.	11,200	774,816
BASF AG (Germany)	22,717	2,221,771
Ciba Specialty Chemicals AG (Switzerland)	2,068	137,556
Denki Kagaku Kogyo K K (Japan)	21,000	87,143
Dow Chemical Co. (The)	445,500	17,793,270
Koninklijke DSM NV (Netherlands)	20,779	1,026,675
Mitsubishi Chemical Holdings Corp. (Japan)	219,000	1,379,005
Mitsubishi Gas Chemical Co., Inc. (Japan)	46,000	481,293
Mitsui Chemicals, Inc. (Japan)	107,000	822,634
Nippon Shokubai Co. Ltd. (Japan)	17,000	180,957
Orica Ltd. (Australia)	11,759	224,805
Sumitomo Bakelite Co. Ltd. (Japan)	19,000	131,223
Sumitomo Chemical Co. Ltd. (Japan)	94,000	727,415
Teijin Ltd. (Japan)	89,000	547,956
Yara International ASA (Norway)	11,800	268,259

		27,263,714

Commercial Banks — 3.6%
Allied Irish Banks PLC (Ireland)	4,181	124,180
Alpha Credit Bank (Greece)	6,594	199,330
Australia and New Zealand Banking Group Ltd. (Australia)	54,366	1,206,670

SEE NOTES TO FINANCIAL STATEMENTS.

B37

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Banks (cont’d.)
Banche Popolari Unite Scpa (Italy)	27,471	$754,995
Banco Bilbao Vizcaya Argentaria SA (Spain)	117,790	2,836,103
Banco Comercial Portugues SA (Portugal)	176,183	651,195
Banco Espirito Santo SA (Portugal)	43,906	789,386
Banco Popolare di Verona e Novara Scrl (Italy)	43,796	1,257,426
Banco Popular Espanol SA (Spain)	18,614	337,364
Banco Santander Central Hispano SA (Spain)	202,008	3,770,567
Barclays PLC (United Kingdom)	136,015	1,944,099
BB&T Corp.	189,000	8,302,770
BNP Paribas (France)	29,560	3,225,047
Comerica, Inc.	105,800	6,208,344
Comerzbank AG (Germany)	18,415	698,873
Credit Agricole SA (France)	42,549	1,789,468
Danske Bank A/S (Denmark)	31,100	1,381,904
DBS Group Holdings Ltd. (Singapore)	73,000	1,071,712
Dexia (Belgium)	51,666	1,415,180
DNB NOR ASA (Norway)	109,600	1,555,620
Gunma Bank Ltd. (The) (Japan)	22,000	132,255
HSBC Holdings PLC (United Kingdom)	305,300	5,565,256
Joyo Bank Ltd. (The) (Japan)	17,000	93,814
KeyCorp	268,200	10,199,646
Lloyds TSB Group PLC (United Kingdom)	53,801	602,026
Mitsubishi UFJ Financial Group, Inc. (Japan)	50	620,290
Mitsui Trust Holdings, Inc. (Japan)	88,000	1,005,373
Mizuho Financial Group, Inc. (Japan)	162	1,155,541
National City Corp.(b)	321,000	11,735,760
Regions Financial Corp.	220,000	8,228,000
Royal Bank of Scotland Group PLC (United Kingdom)	52,087	2,032,569
Sapporo Hokuyo Holdings, Inc. (Japan)	7	67,557
Shinsei Bank Ltd. (Japan)	153,000	899,302
Skandinaviska Enskilda Banken AB (Class “A” Stock) (Sweden)	23,000	730,724
Societe Generale (France)	15,117	2,566,228
Sumitomo Mitsui Financial Group, Inc. (Japan)	8	81,908
SunTrust Banks, Inc.(b)	48,900	4,129,605
Svenska Handelbanken (Class “A” Stock) (Sweden)	11,200	338,653
Sydbank A/S (Denmark)	1,756	83,933
U.S. Bancorp	371,032	13,427,648
UniCredito Italiano S.p.A (Italy)	308,917	2,707,688
United Overseas Bank Ltd. (Singapore)	11,000	138,741
Wachovia Corp.	210,600	11,993,670
Wells Fargo & Co.	418,900	14,896,084
Westpac Banking Corp. (Australia)	47,410	904,588
Zions Bancorporation	21,100	1,739,484

		135,596,576

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services & Supplies — 0.4%
Corporate Executive Board Co.	13,000	$1,140,100
Hays PLC (United Kingdom)	18,051	56,285
Herman Miller, Inc.	84,300	3,065,148
John H. Harland Co.(b)	29,700	1,490,940
Michael Page International PLC (United Kingdom)	41,077	363,736
R. R. Donnelley & Sons Co.	74,100	2,633,514
Randstad Holdings NV (Netherlands)	2,745	189,873
Robert Half International, Inc.	34,500	1,280,640
Societe Generale Surveilla (Switzerland)	172	191,691
Waste Management, Inc.	145,600	5,353,712

		15,765,639

Communications Equipment — 1.2%
Andrew Corp.(a)	96,100	983,103
Cisco Systems, Inc.(a)	592,400	16,190,292
Foxconn International Holdings Ltd. (Cayman Islands)(a)	427,000	1,392,689
Harris Corp.	47,400	2,173,764
Motorola, Inc.	957,600	19,688,256
Nokia Corp. OYJ (Finland)	20,400	416,860
QUALCOMM, Inc.	115,000	4,345,850
Telent PLC (United Kingdom)	4,705	43,551
Uniden Corp. (Japan)	6,000	41,096

		45,275,461

Computers & Peripherals — 2.7%
Dell, Inc.(a)	327,200	8,209,448
Hewlett-Packard Co.	754,765	31,088,770
International Business Machines Corp.	438,400	42,590,560
Network Appliance, Inc.(a)	297,200	11,674,016
QLogic Corp.(a)	235,400	5,159,968
Western Digital Corp.(a)	116,300	2,379,498
Wincor Nixdorf AG (Germany)	639	98,741

		101,201,001

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	13,655	769,857
Chiyoda Corp. (Japan)	11,000	215,038
COMSYS Holdings Corp. (Japan)	13,000	143,635
Fomento de Construcciones y Contratas SA (Spain)	1,398	142,467
Kajima Corp. (Japan)	57,000	249,564
Obayashi Corp. (Japan)	225,000	1,458,627

		2,979,188

Construction Materials — 0.3%
Cimpor Cimentos de Portugal SGPS SA (Portugal)	31,783	263,897
CRH PLC (Ireland)	3,297	137,268
Eagle Materials, Inc.	34,000	1,469,820
Holcim Ltd. (Switzerland)	5,589	512,344
Italcementi S.p.A (Italy)	13,516	381,278
Lafarge SA (France)	4,154	617,987
Taiheiyo Cement Corp. (Japan)	28,000	109,658
Vulcan Materials Co.	84,000	7,549,080

		11,041,332

SEE NOTES TO FINANCIAL STATEMENTS.

B38

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Consumer Finance — 0.4%
American Express Co.	22,500	$1,365,075
AmeriCredit Corp.(a)(b)	127,800	3,216,726
First Cash Financial Services, Inc.(a)	53,700	1,389,219
ORIX Corp. (Japan)	4,600	1,333,964
SLM Corp.	121,900	5,945,063

		13,250,047

Containers & Packaging — 0.1%
Temple-Inland, Inc.	109,900	5,058,697
Distributors
Li & Fung Ltd. (Bermuda)	224,000	695,482
Pacific Brands Ltd. (Australia)	125,751	258,684

		6,012,863

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	12,600	487,116
ITT Educational Services, Inc.(a)(b)	16,900	1,121,653
Jackson Hewitt Tax Service, Inc.	12,700	431,419

		2,040,188

Diversified Financial Services — 4.0%
Babcock & Brown Ltd. (Australia)	20,314	395,814
Bank of America Corp.	734,082	39,192,638
Challenger Financial Services Group Ltd. (Australia)	103,013	333,764
Chicago Mercantile Exchange Holdings, Inc.(b)	12,100	6,167,975
CIT Group, Inc.	3,900	217,503
Citigroup, Inc.	817,762	45,549,343
Fortis (Belgium)	51,172	2,183,195
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	8,000	87,577
ING Groep NV (Netherlands)	55,378	2,455,478
JPMorgan Chase & Co.	830,894	40,132,180
Moody’s Corp.	161,500	11,153,190
OKO Bank PLC (Finland)	36,900	618,613
Suncorp-Metway Ltd. (Australia)	24,715	396,101

		148,883,371

Diversified Telecommunication Services — 1.8%
AT&T, Inc.(b)	746,912	26,702,104
Belgacom SA (Belgium)	21,326	939,408
BellSouth Corp.	27,800	1,309,658
BT Group PLC (United Kingdom)	214,484	1,266,167
CenturyTel, Inc.	149,300	6,518,438
France Telecom SA (France)	3,424	94,691
Koninklijke (Royal) KPN NV (Netherlands)	77,107	1,096,221
Nippon Telegraph & Telephone Corp. (Japan)	347	1,711,226
Swisscom AG (Switzerland)	2,707	1,024,706
Telecom Corp. of New Zealand Ltd. (New Zealand)	488,759	1,652,996
Telecom Italia S.p.A (Italy)	497,882	1,263,189
Telefonica SA (Spain)	25,305	538,468
TeliaSonera AB (Sweden)	54,500	447,801
Verizon Communications, Inc.	619,588	23,073,457

		67,638,530

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electric Utilities — 1.1%
Allegheny Energy, Inc.(a)	103,300	$4,742,503
American Electric Power Co., Inc.	261,900	11,151,702
CLP Holdings Ltd. (Hong Kong)	54,500	402,285
E.On AG (Germany)	23,795	3,244,387
Endesa SA (Spain)	52,997	2,506,610
Enel S.p.A (Italy)	15,300	157,837
Exelon Corp.	73,200	4,530,348
FirstEnergy Corp.	131,000	7,899,300
Hokkaido Electric Power Co., Inc. (Japan)	28,400	725,316
Hong Kong Electric Holdings Ltd. (Hong Kong)	13,500	66,014
Kansai Electric Power Co., Inc. (The) (Japan)	33,700	907,205
Kyushu Electric Power Co., Inc. (Japan)	24,500	646,091
Pinnacle West Capital Corp.	32,200	1,632,218
Tokyo Electric Power Co., Inc. (The) (Japan)	52,100	1,683,160
Union Fenosa, SA (Spain)	7,205	356,660

		40,651,636

Electrical Equipment — 0.8%
ABB Ltd. (Switzerland)	57,979	1,039,673
Acuity Brands, Inc.(b)	59,700	3,106,788
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	10,500	949,515
Emerson Electric Co.	359,200	15,837,128
Fujikura Ltd. (Japan)	39,000	342,848
Genlyte Group, Inc.(a)	10,000	781,100
Mitsubishi Electric Corp. (Japan)	168,000	1,530,889
Rockwell Automation, Inc.	46,200	2,821,896
Schneider Electric SA (France)	3,945	437,957
Thomas & Betts Corp.(a)	44,400	2,099,232

		28,947,026

Electronic Equipment & Instruments — 0.6%
Agilent Technologies, Inc.(a)	433,700	15,114,445
Dainippon Screen Manufacturing Co. Ltd. (Japan)	10,000	89,684
Ibiden Co. Ltd. (Japan)	2,300	115,685
Itron, Inc.(a)(b)	67,100	3,478,464
Kingboard Chemical Holdings Ltd. (Hong Kong)	45,000	176,706
Kyocera Corp. (Japan)	3,400	321,411
Nippon Electric Glass Co. Ltd. (Japan)	13,000	272,592
TDK Corp. (Japan)	2,100	167,203
Venture Co. Ltd. (Singapore)	15,000	131,563
Yaskawa Electric Corp. (Japan)	87,000	1,005,655

		20,873,408

Energy Equipment & Services — 1.5%
B.J. Services Co.	239,100	7,010,412
Baker Hughes, Inc.	140,100	10,459,866
Fugro NV-CVA (Netherlands)	9,541	455,923
Halliburton Co.(b)	465,000	14,438,250
Nabors Industries Ltd. (Bermunda)(a)(b)	25,300	753,434

SEE NOTES TO FINANCIAL STATEMENTS.

B39

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services (cont’d.)
Schlumberger Ltd. (Netherlands Antilles)	182,400	$11,520,384
TGS Nopec Geophysical Co. ASA (Norway)(a)	18,851	390,008
Tidewater, Inc.(b)	61,500	2,974,140
Transocean, Inc. (Cayman Islands)(a)(b)	85,500	6,916,095

		54,918,512

Food & Staples Retailing — 1.2%
Aeon Co. Ltd. (Japan)	20,500	443,381
Casino Guichard-Perrachon SA (France)	12,552	1,166,472
CVS Corp.	11,100	343,101
Delhaize Group (Belgium)	5,838	486,661
FamilyMart Co. Ltd. (Japan)	4,000	108,734
J. Sainsbury PLC (United Kingdom)	94,968	760,982
Jeronimo Martins SGPS SA (Portugal)	3,067	68,826
Koninklijke Ahold NV (Netherlands)(a)	102,977	1,095,630
Kroger Co. (The)	251,600	5,804,412
Safeway, Inc.	454,800	15,717,888
SUPERVALU, Inc.	60,500	2,162,875
Wal-Mart Stores, Inc.	321,200	14,833,016
Woolworths Ltd. (Australia)	22,071	415,737

		43,407,715

Food Products — 0.8%
Archer-Daniels-Midland Co.	449,300	14,359,628
Chiquita Brands International, Inc.(b)	35,100	560,547
ConAgra Foods, Inc.	101,300	2,735,100
Dean Foods Co.(a)	33,300	1,407,924
East Asiatic Co. Ltd. A/S (Denmark)	8,750	489,484
Ebro Puleva SA (Spain)	11,618	294,457
H.J. Heinz Co.	87,000	3,915,870
Nestle SA (Class “B” Stock) (Switzerland)	3,982	1,415,023
Nichirei Corp. (Japan)	19,000	106,413
Nisshin Seifun Group, Inc. (Japan)	24,000	247,675
Smithfield Foods, Inc.(a)	10,400	266,864
Suedzucker AG (Germany)	48,464	1,163,699
Toyo Suisan Kaisha Ltd. (Japan)	4,000	64,077
Unilever NV (Netherlands)	64,290	1,756,720
Unilever PLC (United Kingdom)	62,819	1,756,418
Yamazaki Baking Co. Ltd. (Japan)	20,000	194,129

		30,734,028

Gas Utilities
Gas Natural SDG SA (Spain)	6,002	237,608
Gaz de France (France)	9,751	448,581

		686,189

Healthcare Equipment & Supplies — 0.5%
Baxter International, Inc.	53,300	2,472,587
Becton, Dickinson & Co.	219,100	15,369,865
Cochlear Ltd. (Australia)	5,175	236,173
Mentor Corp.	19,800	967,626
Phonak Holding AG (Switzerland)	6,481	515,927

		19,562,178

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 2.0%
Aetna, Inc.	177,300	$7,655,814
Caremark Rx, Inc.(a)	293,100	16,738,941
Express Scripts, Inc. (Class “A” Stock)(a)(b)	167,500	11,993,000
Fresenius Medical Care AG & Co. KGaA (Germany)	484	64,574
Medco Health Solutions, Inc.(a)	145,900	7,796,896
Suzuken Co. Ltd. (Japan)	14,100	530,128
UnitedHealth Group, Inc.	215,000	11,551,950
WellPoint, Inc.(a)	211,000	16,603,590

		72,934,893

Healthcare Technology
IMS Health, Inc.	28,800	791,424

Hotels, Restaurants & Leisure — 1.2%
Brinker International, Inc. (Australia)	226,650	6,835,764
Carnival PLC (United Kingdom)	8,895	450,732
Darden Restaurants, Inc.(b)	145,500	5,844,735
Dover Downs Gaming & Entertainment, Inc.	1,400	18,718
Enterprise Inns PLC (United Kingdom)	27,948	740,384
McDonald’s Corp.	384,500	17,044,885
Yum! Brands, Inc.	237,300	13,953,240

		44,888,458

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	46,780	1,131,191
Bellway PLC (United Kingdom)	3,967	119,927
Bovis Homes Group PLC (United Kingdom)	10,253	217,615
George Wimpey PLC (United Kingdom)	98,078	1,072,515
Harman International Industries, Inc.	29,100	2,907,381
Makita Corp. (Japan)	39,500	1,210,656
Matsushita Electric Industrial Co. Ltd. (Japan)	20,000	401,030
Sekisui House Ltd. (Japan)	17,000	246,896
Taylor Woodrow PLC (United Kingdom)	80,614	672,796

		7,980,007

Household Products — 1.3%
Kimberly-Clark Corp.	245,400	16,674,930
Procter & Gamble Co.(b)	464,405	29,847,309
Reckitt Benckiser PLC (United Kingdom)	36,636	1,674,239

		48,196,478

Independent Power Producers & Energy Traders — 0.6%
International Power PLC (United Kingdom)	167,025	1,248,444
NRG Energy, Inc.(a)	97,600	5,466,576
TXU Corp.	263,200	14,268,072

		20,983,092

SEE NOTES TO FINANCIAL STATEMENTS.

B40

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Industrial Conglomerates — 2.0%
3M Co.	69,300	$5,400,549
Cookson Group PLC (United Kingdom)	19,042	234,143
General Electric Co.	1,498,200	55,748,022
Orkla ASA (Class “A” Stock) (Norway)	29,000	1,641,808
Siemens AG (Germany)	2,011	200,689
Textron, Inc.	19,900	1,866,023
Tyco International Ltd. (Bermuda)	339,900	10,332,960

		75,424,194

Insurance — 2.9%
ACE Ltd. (Cayman Islands)	67,600	4,094,532
Aegon NV (Netherlands)	97,879	1,865,715
Allianz AG (Germany)	12,284	2,511,932
Allstate Corp. (The)	281,600	18,334,976
American International Group, Inc.	289,235	20,726,580
Aviva PLC (United Kingdom)	133,120	2,142,514
AXA SA (France)	36,544	1,479,512
Chubb Corp. (The)	182,200	9,640,202
CNP Assurances (France)	2,207	246,468
Compagnia Assicuratrice unipol S.p.A. (Italy)	24,175	78,344
Fondiaria – SAI S.p.A. (Italy)	3,016	144,281
Genworth Financial, Inc. (Class “A” Stock)	22,000	752,620
Hartford Financial Services Group, Inc.	71,200	6,643,672
MetLife, Inc.	54,200	3,198,342
Muenchener Rueckversicherungs – Gesellschaft AG (Germany)	12,487	2,159,325
QBE Insurance Group Ltd. (Australia)	3,606	81,816
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	456,213	1,362,216
SAFECO Corp.	146,300	9,151,065
SCOR (France)	65,782	194,511
St. Paul Travelers Cos., Inc. (The)	364,600	19,575,374
Swiss Reinsurance (Switzerland)	12,986	1,104,103
Topdanmark A/S (Denmark)(a)	1,100	181,879
Zurich Financial Services AG (Switzerland)	7,136	1,920,893

		107,590,872

Internet & Catalog Retail — 0.2%
Experian Group Ltd.(a)	20,266	237,884
IAC/Interactive Corp.(a)(b)	120,800	4,488,928
Priceline.com, Inc.(a)(b)	46,500	2,027,865

		6,754,677

Internet Software & Services — 0.4%
Ariba, Inc.(a)	133,600	1,034,064
Dealertrack Holdings, Inc.(a)	11,300	332,446
Digital Insight Corp.(a)	28,700	1,104,663
eBay, Inc.(a)	68,900	2,071,823
Google, Inc. (Class “A” Stock)(a)	3,400	1,565,632
RealNetworks, Inc.(a)(b)	151,100	1,653,034
SonicWALL, Inc.(a)	135,800	1,143,436

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Internet Software & Services (cont’d.)
Travelzoo, Inc.(a)(b)	73,500	$2,201,325
Valueclick, Inc.(a)	20,000	472,600
Websense, Inc.(a)	121,000	2,762,430

		14,341,453

IT Services — 0.7%
Automatic Data Processing, Inc.	159,000	7,830,750
Fiserv, Inc.(a)	295,600	15,495,352
NTT Data Corp. (Japan)	287	1,436,779

		24,762,881

Leisure Equipment & Products — 0.2%
FUJIFILM Holdings Corp. (Japan)	21,400	881,426
Nikon Corp. (Japan)	56,000	1,227,514
Pool Corp.(b)	81,300	3,184,521
Sankyo Co. Ltd. (Japan)	2,100	115,929
Yamaha Corp. (Japan)	24,200	512,696

		5,922,086

Life Sciences, Tools & Services — 0.2%
Charles River Laboratories International, Inc.(a)	31,200	1,349,400
Thermo Electron Corp.(a)	96,200	4,356,898
Waters Corp.(a)	71,100	3,481,767

		9,188,065

Machinery — 1.1%
Amada Co. Ltd. (Japan)	51,000	539,969
Caterpillar, Inc.	176,400	10,818,612
Dover Corp.	47,300	2,318,646
Eaton Corp.	63,400	4,763,876
Gardner Denver, Inc.(a)	71,100	2,652,741
Ingersoll-Rand Co. (Class “A” Stock) (Bermuda)	263,500	10,310,755
Komatsu Ltd. (Japan)	88,000	1,781,109
Komori Corp. (Japan)	19,000	353,868
Kubota Corp. (Japan)	86,000	796,444
MAN AG (Germany)	5,446	493,954
Metso Oyj (Finland)	11,400	575,455
Mitsubishi Heavy Industries Ltd. (Japan)	35,000	158,791
NSK Ltd. (Japan)	47,000	463,005
PACCAR, Inc.(b)	33,750	2,190,375
Parker Hannifin Corp.	5,700	438,216
Sandvik AB (Sweden)	7,266	105,605
Vallourec SA (France)	5,820	1,692,490
Volvo AB (Class “B” Stock) (Sweden)	13,300	916,009

		41,369,920

Marine
AP Moller – Maersk A/S (Denmark)	6	56,508
Kawasaki Kisen Kaisha Ltd. (Japan)	17,000	132,880
Mitsui OSK Lines Ltd. (Japan)	137,000	1,353,104

		1,542,492

Media — 1.9%
APN News & Media Ltd. (Australia)	32,325	154,095
CBS Corp. (Class “B” Stock)(b)	384,419	11,986,184
Comcast Corp. (Class “A” Stock)(a)(b)	446,582	18,903,816

SEE NOTES TO FINANCIAL STATEMENTS.

B41

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media (cont’d.)
DIRECTV Group, Inc. (The)(a)	577,900	$14,412,826
Emap PLC (Class “B” Stock) (United Kingdom)	2,615	41,345
Eniro AB (Sweden)	14,900	196,970
ITV PLC (United Kingdom)	173,353	361,484
McGraw-Hill Cos., Inc. (The)	30,700	2,088,214
Omnicom Group, Inc.	2,500	261,350
Reed Elsevier NV (United Kingdom)	8,370	142,750
Reed Elsevier PLC (United Kingdom)	15,443	169,479
Time Warner, Inc.	250,750	5,461,335
Viacom, Inc. (Class “B” Stock)(a)	219,700	9,014,291
Vivendi Universal SA (France)	57,540	2,249,039
Walt Disney Co.	139,000	4,763,530

		70,206,708

Metals & Mining — 0.8%
Acerinox SA (Spain)	27,766	844,837
Alcoa, Inc.	180,600	5,419,806
Anglo American PLC (United Kingdom)	48,896	2,384,820
BHP Billiton Ltd. (Australia)	41,980	834,945
BHP Billiton PLC (United Kingdom)	38,506	704,557
Boehler-Uddeholm AG (Austria)	1,057	74,090
Newmont Mining Corp.	108,900	4,916,835
Nippon Light Metal Co. Ltd. (Japan)	61,000	156,332
Nippon Steel Corp. (Japan)	169,000	969,558
OneSteel Ltd. (Australia)	17,774	65,543
Outokumpu OYJ (Finland)	34,000	1,331,186
Phelps Dodge Corp.	43,600	5,219,792
Quanex Corp.	31,150	1,077,479
Rio Tinto Ltd. (Australia)	10,942	637,028
Rio Tinto PLC (United Kingdom)	39,715	2,113,551
Salzgitter AG (Germany)	2,686	353,500
Sumitomo Metal Industries Ltd. (Japan)	176,000	764,143
Thyssenkrupp AG (Germany)	27,577	1,301,403
Wheeling-Pittsburgh Corp.(a)(b)	13,000	243,490
Xstrata PLC (United Kingdom)	15,625	780,133

		30,193,028

Multiline Retail — 1.1%
Family Dollar Stores, Inc.	104,500	3,064,985
Federated Department Stores, Inc.	151,000	5,757,630
J.C. Penney Co., Inc.	199,300	15,417,848
Kohl’s Corp.(a)	215,700	14,760,351
Marks & Spencer Group PLC (United Kingdom)	113,014	1,586,573
Nordstrom, Inc.	11,000	542,740
Pinault Printemps Redoute SA (France)	471	70,381

		41,200,508

Multi-Utilities — 0.5%
Ameren Corp.(b)	52,600	2,826,198
CMS Energy Corp.(a)(b)	10,200	170,340
National Grid PLC (United Kingdom)	150,205	2,167,507
Public Service Enterprise Group, Inc.	114,100	7,573,958
RWE AG (Germany)	751	82,738

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Multi-Utilities (cont’d.)
Sempra Energy	97,273	$5,451,179
Suez SA (France)	4,383	226,975

		18,498,895

Office Electronics — 0.4%
Canon, Inc. (Japan)	34,150	1,922,650
Ricoh Co. Ltd. (Japan)	73,000	1,486,667
Xerox Corp.(a)	720,600	12,214,170

		15,623,487

Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	201,600	8,773,632
BG Group PLC (United Kingdom)	2,761	37,463
BP PLC (United Kingdom)	525,868	5,843,207
Chesapeake Energy Corp.	382,700	11,117,435
Chevron Corp.	564,156	41,482,391
ConocoPhillips (Class “B” Stock)	167,434	12,046,876
ENI S.p.A (Italy)	95,750	3,220,527
Exxon Mobil Corp.	879,716	67,412,636
Marathon Oil Corp.	128,000	11,840,000
Neste Oil OYJ (Finland)	33,700	1,024,501
Nippon Oil Corp. (Japan)	162,000	1,083,365
Norsk Hydro ASA (Norway)	20,173	626,039
Occidental Petroleum Corp.	63,600	3,105,588
Repsol YPF SA (Spain)	5,692	196,859
Royal Dutch Shell PLC (Class “B” Stock) (United Kingdom)	90,079	3,157,077
Royal Dutch Shell PLC (United Kingdom)	55,023	1,923,052
Santos Ltd. (Australia)	136,743	1,064,186
Singapore Petroleum Co. Ltd. (Singapore)	69,000	195,898
Sunoco, Inc.(b)	88,300	5,506,388
Total SA (France)	27,472	1,981,843
Valero Energy Corp.	218,700	11,188,692

		192,827,655

Paper & Forest Products
Svenska Cellulosa AB (Sca) (Class “B” Stock) (Sweden)	12,400	647,536

Personal Products — 0.1%
Avon Products, Inc.	75,700	2,501,128
Chattem, Inc.(a)(b)	9,600	480,768
USANA Health Sciences, Inc.(a)(b)	12,900	666,414

		3,648,310

Pharmaceuticals — 4.6%
Abbott Laboratories	65,500	3,190,505
Altana AG (Germany)	4,760	294,378
AstraZeneca PLC (United Kingdom)	55,439	2,978,572
Daiichi Sankyo Co. Ltd. (Japan)	5,900	184,044
Eli Lilly & Co.	279,400	14,556,740
Forest Laboratories, Inc.(a)	56,400	2,853,840
GlaxoSmithKline PLC (United Kingdom)	136,998	3,605,140
Johnson & Johnson	625,398	41,288,776
King Pharmaceuticals, Inc.(a)	388,700	6,188,104
Mayne Pharma Ltd. (Australia)	67,052	215,157

SEE NOTES TO FINANCIAL STATEMENTS.

B42

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals (cont’d.)
Merck & Co., Inc.	570,400	$24,869,440
Novartis AG (Switzerland)	20,548	1,184,651
Novo Nordisk A/S-B (Denmark)	3,600	299,851
Pfizer, Inc.	1,484,665	38,452,824
Roche Holding AG-Genusshein (Switzerland)	16,692	2,993,190
Sanofi-Aventis (France)	25,739	2,376,666
Santen Pharmaceutical Co., Ltd. (Japan)	7,600	213,789
Takeda Pharmaceutical Co. Ltd. (Japan)	9,900	678,507
Tanabe Seiyaku Co., Ltd. (Japan)	27,000	353,076
Wyeth	476,600	24,268,472

		171,045,722

Real Estate Investment Trusts — 0.3%
American Home Mortgage Investment Corp.(b)	86,400	3,034,368
Ashford Hospitality Trust, Inc.	49,600	617,520
British Land Co. PLC (United Kingdom)	9,755	327,376
Corio NV (Netherlands)	1,109	90,617
FelCor Lodging Trust, Inc.	50,600	1,105,104
Hospitality Properties Trust	6,900	327,957
KKR Financial Corp.	69,300	1,856,547
Land Securities Group PLC (United Kingdom)	2,350	106,887
Luminent Mortgage Capital, Inc.	26,200	254,402
Mirvac Group (Australia)	153,720	676,158
Newcastle Investment Corp.	30,600	958,392
Thornburg Mortgage, Inc.(b)	30,300	761,439

		10,116,767

Real Estate Management & Development — 0.2%
City Developments Ltd.	15,000	123,633
Immofinanz Immobilien Anlagen AG (Austria)(a)	20,519	292,529
Jones Lang Lasalle, Inc.	32,800	3,023,176
Lend Lease Corp. Ltd. (Australia)	33,660	488,784
Leopalace21 Corp. (Japan)	32,700	1,044,555
Sumitomo Realty & Development Co. Ltd. (Japan)	11,000	352,653
Swire Pacific Ltd. (Hong Kong)	29,000	310,964
UOL Group Ltd. (Singapore)	96,000	270,647
Wharf Holdings Ltd. (Hong Kong)	28,000	103,254

		6,010,195

Road & Rail — 0.7%
Burlington Northern Santa Fe Corp.	11,800	870,958
CSX Corp.	389,400	13,407,042
JB Hunt Transport Services, Inc.	32,700	679,179
Nippon Express Co. Ltd. (Japan)	51,000	279,039
Norfolk Southern Corp.	165,500	8,322,995
Ryder System, Inc.	19,500	995,670
Toll Holdings Ltd. (Australia)	18,893	272,130

		24,827,013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc.	127,200	$4,181,064
Applied Materials, Inc.	857,600	15,822,720
ASM Pacific Technology Ltd. (Hong Kong)	10,500	58,377
ATMI, Inc.(a)(b)	82,800	2,527,884
Elpida Memory, Inc. (Japan)(a)	12,200	670,029
Intel Corp.	437,200	8,853,300
Lam Research Corp.(a)(b)	12,500	632,750
MEMC Electronic Materials, Inc.(a)	49,800	1,949,172
Novellus Systems, Inc.(b)	275,800	9,493,036
Sirf Technology Holdings, Inc.(a)(b)	17,200	438,944
Sumco Corp. (Japan)	20,100	1,698,669
Texas Instruments, Inc.	65,100	1,874,880
Tokyo Electron Ltd. (Japan)	20,900	1,643,943
Xilinx, Inc.	226,000	5,381,060

		55,225,828

Software — 2.3%
BMC Software, Inc.(a)	50,200	1,616,440
Cadence Design Systems, Inc.(a)(b)	290,000	5,193,900
Fair Isaac Corp.	19,000	772,350
Intuit, Inc.(a)	33,200	1,012,932
Microsoft Corp.	1,221,700	36,479,962
MicroStrategy, Inc. (Class “A” Stock)(a)(b)	85,500	9,747,855
Oracle Corp.(a)	1,015,400	17,403,956
Symantec Corp.(a)(b)	586,600	12,230,610
Synopsys, Inc.(a)	80,500	2,151,765

		86,609,770

Specialty Retail — 1.2%
Aeropostale, Inc.(a)	113,800	3,513,006
AnnTaylor Stores Corp.(a)	18,700	614,108
Aoyama Trading Co. Ltd. (Japan)	2,200	65,998
Autobacs Seven Co. Ltd. (Japan)	1,900	69,399
Best Buy Co., Inc.	91,400	4,495,966
Esprit Holdings Ltd. (Hong Kong)	7,000	77,969
Group 1 Automotive, Inc.	13,700	708,564
Gymboree Corp.(a)	105,600	4,029,696
Home Depot, Inc.	282,050	11,327,128
Lowe’s Cos., Inc.	238,300	7,423,045
Nobia AB (Sweden)	2,622	100,921
Office Depot, Inc.(a)	142,300	5,431,591
Rent-A-Center, Inc.(a)	18,400	542,984
TJX Cos., Inc.	228,400	6,513,968
USS Co. Ltd. (Japan)	3,190	207,656

		45,121,999

Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.(a)	394,500	16,947,720
Folli – Follie SA (Greece)	1,750	69,071
Fossil, Inc.(a)(b)	13,100	295,798
Gunze Ltd. (Japan)	18,000	90,371
Jones Apparel Group, Inc.	140,200	4,686,886
Liz Claiborne, Inc.	66,100	2,872,706
Puma AG Rudolf Dassler Sport (Germany)(a)	1,471	574,808
Swatch Group AG (Switzerland)	4,940	220,952

		25,758,312

SEE NOTES TO FINANCIAL STATEMENTS.

B43

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance — 0.7%
Countrywide Financial Corp.	107,000	$4,542,150
Fannie Mae	49,400	2,933,866
MGIC Investment Corp.(b)	175,800	10,994,532
PMI Group, Inc. (The)	68,700	3,240,579
Radian Group, Inc.(b)	56,900	3,067,479
Washington Mutual, Inc.	41,300	1,878,737

		26,657,343

Tobacco — 1.0%
Altria Group, Inc.	254,600	21,849,772
British American Tobacco PLC (United Kingdom)	32,134	899,095
Imperial Tobacco Group PLC (United Kingdom)	28,488	1,121,158
Reynolds American, Inc.(b)	196,200	12,845,214
Swedish Match AB (Sweden)	61,000	1,140,528

		37,855,767

Trading Companies & Distributors — 0.1%
Itochu Corp. (Japan)	115,000	942,661
Marubeni Corp. (Japan)	163,000	825,834
Mitsubishi Corp. (Japan)	26,100	490,387
Mitsui & Co. Ltd. (Japan)	75,000	1,123,791
MSC Industrial Direct Co.	12,900	505,035
Sumitomo Corp. (Japan)	80,000	1,197,579

		5,085,287

Transportation Infrastructure
Hopewell Holdings (Hong Kong)	57,000	199,533
Kamigumi Co. Ltd. (Japan)	18,000	147,319
Macquarie Airports Management Ltd. (Australia)	443,638	1,258,330

		1,605,182

Wireless Telecommunication Services — 0.6%
Alltel Corp.	134,200	8,116,416
KDDI Corp. (Japan)	15	101,829
Mobistar SA (Belgium)	1,853	158,137
NTT DoCoMo, Inc. (Japan)	150	237,350
Sprint Nextel Corp.	631,300	11,925,257
Vodafone Group PLC (United Kingdom)	1,336,762	3,703,558

		24,242,547

TOTAL COMMON STOCKS (cost $2,070,322,905)		2,489,162,657

PREFERRED STOCK
Automobiles
Porsche AG (Germany) (cost $566,243)	588	750,541

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 24.9%
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.,(h)
Notes, 144A
4.75%	08/15/10	Baa2	$2,150	$2,092,195
5.20%	08/15/15	Baa2	1,060	1,009,692
Boeing Capital Corp.,
Sr. Notes
6.10%	03/01/11	A2	925	955,630
Goodrich Corp.,
Notes
6.80%	07/01/36	Baa3	1,018	1,082,968
Lockheed Martin Corp.,
Notes, Ser. B
6.15%	09/01/36	Baa1	120	126,077
Northrop Grumman Corp.,
Gtd. Notes
7.125%	02/15/11	Baa2	3,500	3,733,302
Raytheon Co.,
Notes,
4.50%	11/15/07	Baa2	177	175,598
Sr. Notes
5.50%	11/15/12	Baa2	595	598,734
6.55%	03/15/10	Baa2	870	901,404
Sr. Unsec. Notes
8.30%	03/01/10	Baa2	530	575,408

				11,251,008

Airlines
Continental Airlines, Inc.,
Pass-thru Certs.
6.648%	09/15/17	Baa3	400	415,483
Southwest Airlines Co.,
Notes
6.50%	03/01/12	Baa1	1,005	1,047,889

				1,463,372

Asset Backed Securities — 1.0%
American Express Credit Account Master Trust,(g)(h)
Ser. 2004-4, Class C, 144A
5.82%	03/15/12	Baa2	1,170	1,176,398
Ser. 2004-C, Class C, 144A
5.85%	02/15/12	Baa2	735	736,103
Amortizing Residential Collateral Trust,(g)
2002-BC7 M2
6.70%	10/25/32	AA+(f)	151	150,621
2002-BC9 M1
7.00%	12/25/32	Aa2	2,498	2,532,297
Bank of America Credit Card Trust,(g)
Series 2006-C5, Class C5
5.75%	01/15/16	Baa2	3,209	3,209,657
Bank One Issuance Trust,
Ser. 2003-C1, Class C1
4.54%	09/15/10	Baa2	1,820	1,802,398
CDC Mortgage Capital Trust,(g)
Ser. 2002-HE3, Class M1
7.00%	03/25/33	Aa2	1,160	1,161,247

SEE NOTES TO FINANCIAL STATEMENTS.

B44

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Centex Home Equity,(g)
Ser. 2005-A, Class M2
5.85%	01/25/35	Aa2	$1,790	$1,799,568
Chase Issuance Trust,
Ser. 2005-A4, Class A4
4.23%	01/15/13	Aaa	3,200	3,122,849
Citibank Credit Card Insurance Trust,(g)
Ser. 2006-C1, Class C1
5.75%	02/20/15	Baa2	1,350	1,354,515
Credit-Based Asset Servicing and Securitization,
Ser. 2005-CB6, Class A3
5.12%	07/25/35	Aaa	1,400	1,388,680
Equity One ABS, Inc.,
Ser. 2004-3, Class M1
5.70%	07/25/34	Aa2	1,280	1,272,588
First Franklin Mortgage Loan Trust,(g)
Ser. 2005-FFH1, Class M2
5.87%	06/25/36	Aa2	1,450	1,461,992
Home Equity Asset Trust,(g)
Ser. 2005-7, Class 2A4
5.73%	01/25/36	Aaa	1,100	1,105,332
Household Home Equity Loan Trust,(g)
Ser. 2005-2, Class M2
5.84%	01/20/35	Aa1	736	738,165
MBNA Master Credit Card Trust,
Ser. 1999-J, Class A
7.00%	02/15/12	Aaa	1,830	1,920,289
Morgan Stanley ABS Capital I,(g)
Ser. 2004-NC3, Class M2
6.45%	03/25/34	A2	1,460	1,469,140
Morgan Stanley Dean Witter Capital I,(g)
Ser. 2002-HE1, Class M1
6.25%	07/25/32	Aa2	1,747	1,764,854
Ser. 2002-NC2, Class M2
7.675%	04/25/32	A(f)	456	456,223
Ser. 2002-NC4, Class M1
6.20%	09/25/32	Aaa	1,432	1,463,356
Prestige Auto Receivables Trust,(g)(h)
Ser. 2004-1, Class A2, 144A
3.69%	06/15/11	Aaa	490	485,414
Saxon Asset Securities Trust,(g)
Ser. 2005-2, Class M2
5.79%	10/25/35	Aa2	1,170	1,177,133
Securitized Asset Backed Receivables LLC,(g)
Ser. 2004-OP1, Class M1
5.86%	02/25/34	Aa2	1,325	1,327,634
Ser. 2006-FR3, Class A3
5.57%	05/25/36	Aaa	1,100	1,103,436
SVO VOI Mortgage Corp.,
Ser. 2005-AA, Class A
5.25%	02/20/21	Aaa	759	754,884
WFS Financial Owner Trust,
Ser. 2004-4, Class D
3.58%	05/17/12	A2	571	562,684

				35,497,457

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automotive — 0.1%
Auburn Hills Trust,
Debs.
12.375%	05/01/20	Baa1	$510	$752,984
DaimlerChrysler NA Holding Corp.,
Gtd. Notes
8.50%	01/18/31	Baa1	279	332,131
Equus Cayman Finance Ltd. (Cayman Islands),(h)
Notes, 144A
5.50%	09/12/08	Baa3	315	314,102
Hyundai Motor Manufacturing LLC,(h)
Gtd. Notes, 144A
5.30%	12/19/08	Baa3	500	496,570
Johnson Controls, Inc.,
Sr. Notes
5.50%	01/15/16	Baa1	310	303,953
Oshkosh Truck Corp.,(i)
Bank Loan
7.37%	12/06/13	Ba3	2,000	2,001,875

				4,201,615

Banking — 0.6%
Banco Bradesco (Cayman Islands),
Notes
8.75%	10/24/13	A2	550	627,000
Bank of America Corp.,(b)
Sub. Notes
5.75%	08/15/16	Aa3	1,775	1,811,611
Bank of America NA,
Sub. Notes
6.00%	10/15/36	Aa2	410	422,122
Bank One Corp.,
Sub. Notes
7.875%	08/01/10	A1	2,250	2,440,600
Barclays Bank PLC (United Kingdom),(g)(h)
Notes, 144A
5.926%	12/15/49	Aa3	1,900	1,923,919
Citigroup, Inc.,
Sub. Notes
5.00%	09/15/14	Aa2	454	443,284
5.625%	08/27/12	Aa2	2,800	2,840,513
6.125%	08/25/36	Aa2	570	593,540
First Union National Bank,
Sub. Notes
7.80%	08/18/10	Aa3	2,100	2,258,869
HSBC Bank USA,
Sr. Notes
3.875%	09/15/09	Aa2	250	242,396
Icici Bank Ltd. (Singapore),(h)
Notes, 144A
5.75%	11/16/10	Baa2	1,070	1,068,304
J.P. Morgan Chase & Co.,
Sr. Notes
5.25%	05/30/07	Aa3	210	209,920
Sub. Notes
4.60%	01/17/11	Aa3	720	702,637
6.50%	01/15/09	A1	1,100	1,121,019

SEE NOTES TO FINANCIAL STATEMENTS.

B45

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Banking (cont’d.)
Capital XVIII, Series R
6.95%	08/17/36	A2	$690	$746,355
Mizuho Finance Ltd. (Cayman Islands),(h)
Bank Gtd. Notes, 144A
5.79%	04/15/14	A2	815	819,779
MUFG Capital Finance 1 Ltd. (Cayman Islands),(g)
Gtd. Notes
6.346%	07/25/49	Baa2	800	812,556
Santander Central Hispano Issuances (Cayman Islands),
Bank Gtd. Notes
7.625%	09/14/10	A1	695	750,856
Washington Mutual Bank,
Sub. Notes
5.65%	08/15/14	A3	290	290,401
Wells Fargo Bank,
Sub. Notes
4.75%	02/09/15	Aa1	585	560,082
6.45%	02/01/11	Aa1	65	67,881

				20,753,644

Brokerage — 0.3%
Bear Stearns Co., Inc. (The),
Unsec. Notes
5.30%	10/30/15	A1	515	508,183
Goldman Sachs Group Inc. (The),
Sub. Notes
6.45%	05/01/36	A1	1,615	1,680,267
Lehman Brothers Holdings, Inc.,
Notes
6.625%	01/18/12	A1	1,670	1,764,501
Merrill Lynch & Co.,
Notes
4.79%	08/04/10	Aa3	295	290,985
5.45%	07/15/14	Aa3	160	160,854
Notes, Ser. M.T.N.
4.25%	02/08/10	Aa3	1,170	1,136,900
5.00%	01/15/15	Aa3	460	448,129
5.77%(b)	07/25/11	Aa3	520	531,482
Morgan Stanley,
Notes
5.30%	03/01/13	Aa3	845	842,472
5.375%	10/15/15	Aa3	395	391,467
Sub. Notes
4.75%	04/01/14	A1	1,170	1,118,669
Sr. Unsec. Notes, M.T.N.
5.75%	10/18/16	Aa3	1,300	1,319,076

				10,192,985

Building Materials & Construction — 0.1%
American Standard, Inc.,
Gtd. Notes
7.625%	02/15/10	Baa3	770	806,999
CRH America, Inc.,
Gtd. Notes
6.00%	09/30/16	Baa1	720	726,764

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Building Materials & Construction (cont’d.)
Hanson PLC (United Kingdom),
Sr. Unsub. Notes
7.875%	09/27/10	Baa1	$1,000	$1,075,980
Lafarge SA (France),
Notes
6.15%	07/15/11	Baa2	910	931,431
Owens Corning, Inc.,(h)
Sr. Unsec. Notes, 144A
6.50%	12/01/16	Baa3	550	558,711
Ryland Group, Inc. (The),
Sr. Notes
5.375%	06/01/08	Baa3	440	437,053

				4,536,938

Cable — 0.2%
AT&T Broadband LLC
9.455%	11/15/22	Baa2	255	330,209
Comcast Corp.,
Gtd. Notes
6.45%	03/15/37	Baa2	1,315	1,315,710
Sr. Unsec. Notes
6.50%	11/15/35	Baa2	450	453,178
Cox Communications, Inc.,
Notes, Class A
6.75%	03/15/11	Baa3	950	993,145
7.875%	08/15/09	Baa3	1,275	1,349,284
CSC Holdings, Inc.,
Sr. Notes
7.875%	12/15/07	B2	1,970	1,994,625

				6,436,151

Capital Goods — 0.3%
Cameron International Corp.,
Sr. Notes
2.65%	04/15/07	Baa1	330	327,318
Caterpillar Financial Services Corp., M.T.N.
5.50%	03/15/16	A2	825	825,456
Caterpillar, Inc.,
Debs.
7.25%	09/15/09	A2	700	734,961
ERAC USA Finance Co.,(h)
Gtd. Notes, 144A
7.35%	06/15/08	Baa1	1,950	1,998,809
Fedex Corp.,
Gtd. Notes
7.25%	02/15/11	Baa2	400	426,183
Notes
2.65%	04/01/07	Baa2	1,600	1,589,132
Honeywell International, Inc.,
Sr. Unsec. Notes
5.70%	03/15/36	A2	140	139,198
Sr. Unsub. Notes
6.125%	11/01/11	A2	1,095	1,134,334
Stena AB (Sweden),
Sr. Notes
7.50%	11/01/13	Ba3	1,160	1,145,500

SEE NOTES TO FINANCIAL STATEMENTS.

B46

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
Tyco International Group SA (Bermuda),
Gtd. Notes
6.00%	11/15/13	Baa3	$1,265	$1,308,863
United Technologies Corp.,
Debs.
8.875%	11/15/19	A2	460	596,388
Notes
6.35%	03/01/11	A2	825	857,812
Waste Management, Inc.,
Gtd. Notes
7.75%	05/15/32	Baa3	220	259,481

				11,343,435

Chemicals — 0.1%
Dow Chemical Co. (The),
Debs.
5.97%	01/15/09	A3	390	394,323
Gtd. Notes
5.625%	12/01/13	Baa3	720	710,919
9.875%	03/01/09	B2	1,083	1,115,490
Sr. Notes
6.125%	02/01/11	A3	685	704,173
Lubrizol Corp.,
Sr. Notes
4.625%	10/01/09	Baa3	860	843,610
Monsanto Co.,
Sr. Unsec. Notes, Ser. 1
5.50%	07/30/35	Baa1	500	471,201
Union Carbide Corp.,
Debs.
7.50%	06/01/25	Ba2	460	489,224

				4,728,940

Collateralized Mortgage Obligations — 0.3%
Banc of America Mortgage Securities,(g)
Ser. 2005-A, Class 2A1
4.46%	02/25/35	Aaa	1,208	1,180,214
Ser. 2005-B, Class 2A1
4.39%	03/25/35	Aaa	1,166	1,137,339
Bank of America Alternative Loan Trust,
Ser. 2005-12, Class 3CB1
6.00%	01/25/36	Aaa	4,460	4,462,158
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	1,854	1,797,407
Master Alternative Loan Trust,
Ser. 2004-4, Class 4A1
5.00%	04/25/19	Aaa	599	584,894
Structured Adjustable Rate Mortgage Loan,(g)
Ser. 2004-1, Class 4A3
4.17%	02/25/34	Aaa	1,190	1,177,582
Washington Mutual Mortgage,
Pass-Through Certificates, Ser. 2005-1, Class 3A
5.00%	03/25/20	AAA(f)	665	656,710

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Collateralized Mortgage Obligations (cont’d.)
Washington Mutual, Inc.,(g)
Ser. 2002-AR15, Class A5
4.38%	12/25/32	Aaa	$584	$577,934

				11,574,238

Commercial Mortgage Backed Securities — 3.0%
Banc of America Commercial Mortgage, Inc.,(g)
Ser. 2003-2, Class A3
4.873%	03/11/41	AAA(f)	2,500	2,457,900
Ser. 2004-2, Class A4
4.153%	11/10/38	Aaa	2,800	2,683,139
Ser. 2005-1 , Class ASB
4.8645%	11/10/42	AAA(f)	900	893,066
Ser. 2006-2, Class A4
5.7405%	05/10/45	AAA(f)	2,300	2,378,314
Bear Stearns Commercial Mortgage Securities,(g)
Ser. 2004-T16, Class A-6
4.75%	02/13/46	AAA(f)	4,500	4,342,649
Ser. 2005-T18, Class AAB
4.823%	02/13/42	Aaa	1,775	1,731,350
Ser. 2005-T20, Class AAB
5.1394%	10/12/42	Aaa	2,400	2,390,715
Citigroup Commercial Mortgage Trust,(g)
Ser. 2006-C4 A3
5.72%	03/15/49	Aaa	1,775	1,832,464
Commercial Mortgage Pass-Through Certificate, I/O,(g)(h)
Ser. 2004-LB2A, Class X2, 144A
0.978%	03/10/39	AAA(f)	12,788	347,115
CS First Boston Mortgage Securities Corp.,
Ser. 2004-C3, Class A4
4.835%	07/15/36	Aaa	880	862,996
Ser. 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,400	1,343,775
CS Mortgage Capital Certificate Corp.,
Ser. 2006-C1, Class A4(g)
5.557%	02/15/39	AAA(f)	2,700	2,743,383
Ser. 2006-C4, Class A3
5.467%	09/15/39	Aaa	4,100	4,131,554
DLJ Commercial Mortgage Corp.,
Ser. 2000-CF1, Class A1B
7.62%	06/10/33	AAA(f)	2,709	2,881,389
General Electric Capital Commercial Mortgage Corp., I/O,(g)
Ser. 2004-C2, Class X2
0.597%	03/10/40	Aaa	23,404	457,759
Greenwich Capital Commercial Funding Corp.,
Ser. 2003-C1, Class A4
4.111%	07/05/35	Aaa	7,700	7,235,476
Ser. 2003-C2, Class A3
4.533%	01/05/36	Aaa	2,750	2,678,845
GS Mortgage Securities Corp. II,
Ser. 2006-GG6, Class AAB(g)
5.587%	04/10/38	AAA(f)	6,650	6,736,145
J.P. Morgan Chase Commercial Mortgage Securites Corp.,
Ser. 2005-LDP2, Class ASB
4.659%	07/15/42	Aaa	6,350	6,156,544

SEE NOTES TO FINANCIAL STATEMENTS.

B47

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Ser. 2005-LDP4, Class A4(g)
4.918%	10/15/42	Aaa	$2,500	$2,427,027
Ser. 2006-CB16, Class ASB
5.523%	05/12/45	Aaa	3,900	3,940,943
Ser. 2006-CB17, Class A4
5.429%	12/12/43	Aaa	4,750	4,774,091
Ser. 2006-LDP6, Class X2, I/O,(g)
0.881%	04/15/43	Aaa	149,768	863,395
Ser. 2006-LDP8, Class ASB
5.37%	05/15/45	Aaa	3,700	3,701,879
J.P. Morgan Commercial Mortgage Finance Corp.,
Ser. 2000-C10, Class A2
7.371%	08/15/32	Aaa	7,766	8,159,598
Ser. 2003-CB6, Class A2
5.255%	07/12/37	Aaa	2,100	2,097,686
J.P. Morgan Chase & Co.,(g)
Ser. 2005-CB13, Class A4
5.294%	01/12/43	Aaa	2,340	2,342,120
Ser. 2005-LDP5, Class A4
5.1793%	12/15/44	Aaa	5,000	4,981,750
KeyCorp.,
Ser. 2000-C1, Class A2
7.727%	05/17/32	Aaa	8,605	9,107,176
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C8, Class A3
4.83%	11/15/27	Aaa	1,460	1,434,369
Ser. 2004-C6, Class A5(g)
4.826%	08/15/29	AAA(f)	3,910	3,826,652
Ser. 2006-C3 A4(g)
5.661%	03/15/39	Aaa	4,580	4,690,120
Merrill Lynch Mortgage Trust,
Ser. 2004-KEY2, Class A3
4.615%	08/12/39	Aaa	2,000	1,935,700
Merrill Lynch/Countrywide Commercial Mortgage,(g)
Ser. 2006-2, Class A4
5.910%	06/12/46	Aaa	1,795	1,875,872

				110,442,956

Consumer — 0.1%
Realogy Corp.,(h)
Notes, 144A
6.15%	10/15/11	Baa2	975	996,313
Western Union Co.,(h)
Notes, 144A
5.93%	10/01/16	A3	585	579,399
Whirlpool Corp.,
Notes
6.125%	06/15/11	Baa2	965	982,387

				2,558,099

Electric — 0.6%
Appalachian Power Co.,
Sr. Notes, Ser. J
4.40%	06/01/10	Baa2	620	598,977
Arizona Public Service Co.,
Unsec. Notes
6.25%	08/01/16	Baa2	1,490	1,524,583

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
Baltimore Gas & Electric Co.,(h)
Sr. Unsec., 144A
6.35%	10/01/36	Baa2	$550	$561,453
Boston Edison Co.,
Debs.
4.875%	04/15/14	A1	565	548,686
Carolina Power & Light Co.,
First Mtge.
5.25%	12/15/15	A3	525	516,243
CenterPoint Energy Houston Electric LLC,
Mtge. Bonds, Ser. J2
5.70%	03/15/13	Baa2	740	745,375
Mtge. Bonds, Ser. K2
6.95%	03/15/33	Baa2	590	653,860
Con Edison Co. of New York,
Sr. Unsec. Notes
5.375%	12/15/15	A1	730	725,221
Consumers Energy Co.,
First Mtge. Bonds, Ser. B
5.375%	04/15/13	Baa2	325	321,855
Dominion Resources, Inc.,
Sr. Notes, Ser. D
5.125%	12/15/09	Baa2	970	963,809
Duke Capital LLC, Sr. Notes
6.25%	02/15/13	Baa2	235	242,130
8.00%	10/01/19	Baa2	107	124,393
El Paso Electric Co.,
Sr. Unsec. Notes
6.00%	05/15/35	Baa3	670	642,248
Empresa Nacional de Electricidad S.A. (Chile),
Bonds, Ser. B
8.50%	04/01/09	Baa3	1,070	1,136,051
Notes
8.625%	08/01/15	Baa3	360	423,698
Energy East Corp.,
Notes
6.75%	09/15/33	Baa2	630	661,708
Exelon Corp.,
Notes
4.90%	06/15/15	Baa2	155	146,199
FirstEnergy Corp.,
Notes, Ser. C
7.375%	11/15/31	Baa3	615	700,384
Florida Power & Light Co.,
First Mtge.
5.95%	10/01/33	Aa3	295	303,181
Indiana Michigan Power Co.,
Sr. Notes
5.05%	11/15/14	Baa2	460	439,606
National Rural Utilities Cooperative Finance Corp.,
Notes, Ser. C, M.T.N.
7.25%	03/01/12	A2	185	201,036
Nevada Power Co.,
Mtge. Bonds, Ser. O
6.50%	05/15/18	Ba1	1,080	1,119,593

SEE NOTES TO FINANCIAL STATEMENTS.

B48

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
NiSource Finance Corp.,
Gtd. Notes
5.25%	09/15/17	Baa3	$245	$229,627
5.45%	09/15/20	Baa3	350	325,972
Ohio Edison Co.,
Sr. Unsec. Notes
6.40%	07/15/16	Baa2	775	809,924
6.875%	07/15/36	Baa2	115	125,205
Oncor Electric Delivery Co.,
Debs.
7.00%	09/01/22	Baa2	475	510,937
Sec. Notes
6.375%	01/15/15	Baa2	345	355,618
7.25%	01/15/33	Baa2	250	281,757
Pacific Gas & Electric Co.,
Unsec. Notes
6.05%	03/01/34	Baa1	1,550	1,563,292
Pepco Holdings, Inc.,
Notes
5.50%	08/15/07	Baa3	565	564,547
PPL Electric Utilities Corp.,
Sec. Notes
6.25%	08/15/09	A3	1,500	1,534,551
Southern California Edison Co.,
First Mtge.
4.65%	04/01/15	A2	470	444,137
5.625%	02/01/36	A2	355	343,642
Xcel Energy, Inc.,
Sr. Notes
3.40%	07/01/08	Baa1	605	587,287
6.50%	07/01/36	Baa1	445	470,163
7.00%	12/01/10	Baa1	190	200,399

				21,647,347

Energy - Integrated — 0.1%
ConocoPhilips Canada Funding Co. (Canada),
Gtd. Notes
5.625%	10/15/16	A1	1,695	1,703,057
ConocoPhillips Co.,
Notes
8.75%	05/25/10	A1	1,505	1,667,658
ConocoPhillips Holding Co.,
Sr. Notes
6.95%	04/15/29	A1	375	425,954
Marathon Oil Corp.,
Notes
6.125%	03/15/12	Baa1	310	319,249
TNK-BP Finance SA,(h)
Gtd. Notes, 144A
7.50%	07/18/16	Baa2	450	478,688

				4,594,606

Energy - Other — 0.2%
Anadarko Finance Co. (Canada),
Gtd. Notes, Ser. B
7.50%	05/01/31	Baa2	5	5,673

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy - Other (cont’d.)
Anadarko Petroleum Corp.,
Sr. Unsec. Notes
5.95%	09/15/16	Baa2	$905	$906,894
6.45%	09/15/36	Baa2	460	464,828
Devon Financing Corp. ULC,
Gtd. Notes
7.875%	09/30/31	Baa2	225	270,703
Encana Corp. (Canada),
Bonds
6.50%	08/15/34	Baa2	290	298,872
Halliburton Co.,
Sr. Unsec. Notes
5.50%	10/15/10	Baa1	150	149,733
Occidental Petroleum Corp.,(b)
Sr. Notes
6.75%	01/15/12	A3	735	779,784
Talisman Energy, Inc. (Canada),
Notes
5.125%	05/15/15	Baa2	170	161,196
Sr. Unsec.
6.25%	02/01/38	Baa2	545	525,822
Valero Energy Corp.,
Sr. Unsec. Notes
7.50%	04/15/32	Baa3	145	165,431
Weatherford International Ltd. (Bermuda),
Gtd. Notes
6.50%	08/01/36	Baa1	575	577,225
Woodside Finance Ltd. (Austrailia),(h)
Gtd. Notes, 144A
5.00%	11/15/13	Baa1	1,315	1,269,583
XTO Energy Inc.,
Sr. Unsec. Notes
5.65%	04/01/16	Baa2	325	321,289

				5,897,033

Foods — 0.4%
Archer-Daniels-Midland Co.,
Debs.
8.125%	06/01/12	A2	300	338,006
Bottling Group LLC,
Sr. Unsec. Notes
5.50%	04/01/16	A3	385	383,587
Bunge Ltd. Finance Corp.,(b)
Notes
5.35%	04/15/14	Baa2	1,040	999,553
Cadbury Schweppes US Finance,(h)
Gtd. Notes, 144A
3.875%	10/01/08	Baa2	810	788,843
Cargill, Inc.,(h)
Notes, 144A
3.625%	03/04/09	A2	1,875	1,810,959
ConAgra Foods, Inc.,
Notes
7.875%	09/15/10	Baa2	430	465,336
Sr. Notes
7.125%	10/01/26	Baa2	355	389,478

SEE NOTES TO FINANCIAL STATEMENTS.

B49

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods (cont’d.)
General Mills, Inc.,
Notes
5.125%	02/15/07	Baa1	$350	$349,750
Heinz Co.,(h)
Notes 144A
6.428%	12/01/08	Baa2	1,290	1,313,014
Kellogg Co.,
Notes, Ser. B
6.60%	04/01/11	A3	1,875	1,966,313
Kraft Foods, Inc.,
Notes
5.25%	06/01/07	A3	300	299,765
Sr. Unsec. Notes
5.625%	11/01/11	A3	850	859,035
Kroger Co., (The)
Gtd. Notes
6.75%	04/15/12	Baa2	45	47,219
6.80%	04/01/11	Baa2	670	701,191
Sr. Notes
7.00%	05/01/18	Baa2	565	597,080
Tricon Global Restaurants,
Sr. Notes
8.875%	04/15/11	Baa2	180	201,919
Tyson Foods, Inc.,
Sr. Unsec. Notes
6.85%	04/01/16	Ba1	735	754,715
Whitman Corp.,
Notes
6.375%	05/01/09	Baa1	1,530	1,556,559

				13,822,322

Gaming — 0.1%
Harrah’s Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	625	612,594
Mandalay Resorts Group,
Sr. Sub. Notes
9.375%	02/15/10	B1	10	10,700
Station Casinos Inc.,
6.625%	03/15/18	Ba3	1,500	1,286,250

				1,909,544

Healthcare & Pharmaceutical — 0.5%
Abbott Laboratories,
Notes
5.875%	05/15/16	A1	1,965	2,024,011
Amerisourcebergen Corp.,
Gtd. Notes
5.625%	09/15/12	Ba1	915	899,513
Baxter International, Inc.,
Sr. Unsec. Notes
5.196%	02/16/08	Baa1	860	857,835
Boston Scientific Corp.,
Sr. Notes
6.40%	06/15/16	Baa3	2,075	2,099,810

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Healthcare & Pharmaceutical (cont’d.)
Cardinal Health, Inc.,
Unsub. Notes
5.85%	12/15/17	Baa2	$1,305	$1,297,665
Genentech, Inc.,
Sr. Notes
4.75%	07/15/15	A1	280	268,053
HCA, Inc.,
Bank Loan(i)
8.125%	11/14/13	Ba3	2,000	2,021,924
Sr. Unsec.
6.25%	02/15/13	Caa1	30	26,550
Laboratory Corp. of America Holdings,
Sr. Unsec. Notes
5.625%	12/15/15	Baa3	730	717,661
Merck & Co., Inc.,
Bonds
5.75%	11/15/36	Aa3	980	969,473
Debs.
5.95%	12/01/28	Aa3	165	166,605
Pharmacia Corp.,
Debs.
6.60%	12/01/28	Aa1	185	209,439
Schering-Plough Corp.,
Sr. Notes
5.55%	12/01/13	Baa1	1,580	1,584,577
Teva Pharmaceutical Finance LLC,
Gtd. Notes
6.15%	02/01/36	Baa2	1,295	1,258,256
Ventas Realty LP,
Sr. Notes
6.625%	10/15/14	Ba2	2,410	2,464,224
Wyeth,
Unsub. Notes
5.50%	03/15/13	A3	910	915,888
5.50%	02/01/14	A3	255	256,308
6.45%	02/01/24	A3	60	64,188

				18,101,980

Healthcare Insurance — 0.2%
Aetna, Inc.,
Sr. Unsub. Notes
5.75%	06/15/11	A3	390	395,937
6.625%	06/15/36	A3	615	657,659
Anthem, Inc.,
Notes
3.50%	09/01/07	Baa1	1,560	1,538,931
Coventry Health Care, Inc.,
Sr. Notes
6.125%	01/15/15	Ba1	990	975,646
United Health Group, Inc.,
Sr. Unsec. Notes
5.25%	03/15/11	A3	1,350	1,345,374
5.375%	03/15/16	A3	770	762,511
Wellpoint, Inc.,
Notes
5.00%	12/15/14	Baa1	860	832,609
5.95%	12/15/34	Baa1	635	624,780

				7,133,447

SEE NOTES TO FINANCIAL STATEMENTS.

B50

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance — 0.2%
Allstate Corp. (The),
Sr. Notes
5.55%	05/09/35	A1	$145	$139,444
5.95%	04/01/36	A1	540	549,162
American International Group, Inc.,
Notes
4.25%	05/15/13	Aa2	1,080	1,012,681
5.60%	10/18/16	Aa2	1,040	1,049,673
Sr. Notes
5.05%	10/01/15	Aa2	180	175,028
AXA SA (France),
Sub. Notes
8.60%	12/15/30	A3	155	200,967
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.75%	05/15/12	Aaa	830	813,471
Liberty Mutual Group, Inc.,(h)
Bonds, 144A
7.00%	03/15/34	Baa3	850	875,112
Marsh & Mclennan Cos., Inc.,
Sr. Unsec. Notes
5.15%	09/15/10	Baa2	265	260,352
5.75%	09/15/15	Baa2	160	157,410
MetLife, Inc.,
Sr. Notes
5.70%	06/15/35	A2	1,020	996,780
6.125%	12/01/11	A2	335	346,306
6.375%	06/15/34	A2	400	427,145
St. Paul Travelers Cos., Inc. (The),
Sr. Unsec. Notes
6.75%	06/20/36	A3	685	757,148
W.R. Berkley Corp.,
Sr. Notes
5.60%	05/15/15	Baa2	555	545,163
6.15%	08/15/19	Baa2	460	457,714
XL Capital Ltd. (Cayman Islands),
Sr. Notes
5.25%	09/15/14	A3	85	83,302

				8,846,858

Lodging — 0.1%
Carnival Corp. (Panama),
Gtd. Notes
3.75%	11/15/07	A3	2,205	2,175,126
P&O Princess (United Kingdom),
Notes
7.30%	06/01/07	A3	260	261,825

				2,436,951

Media & Entertainment — 0.2%
CBS Corp.,
Gtd. Notes
7.875%	07/30/30	Baa3	320	335,337
Chancellor Media Corp.,
Gtd. Notes
8.00%	11/01/08	Baa3	575	597,804

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Media & Entertainment (cont’d.)
Idearc, Inc.,(i)
Bank Loan
7.3762%	11/09/14	Ba2	$1,500	$1,507,501
Knight Ridder, Inc.,
Debs.
6.875%	03/15/29	Ba1	70	66,377
News America, Inc.,
Gtd. Notes
7.625%	11/30/28	Baa2	1,050	1,177,425
Time Warner, Inc.,
Debs.
9.15%	02/01/23	Baa2	505	624,729
Gtd. Notes
6.50%	11/15/36	Baa2	315	313,527
6.75%	04/15/11	Baa2	640	669,957
7.25%	10/15/17	Baa2	790	862,983
Viacom, Inc.,
Sr. Notes,
6.25%	04/30/16	Baa3	650	645,497
6.875%	04/30/36	Baa3	680	672,302
Walt Disney Co.,
Notes
5.375%	06/01/07	A3	225	225,151

				7,698,590

Metals — 0.1%
Alcan, Inc. (Canada),
Notes
4.50%	05/15/13	Baa1	115	108,254
5.00%	06/01/15	Baa1	600	570,680
Peabody Energy Corp.,
Gtd. Notes
7.375%	11/01/16	Ba1	1,200	1,278,000
Southern Copper Corp.,
Sr. Notes
7.50%	07/27/35	Baa2	955	1,035,494
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
6.875%	11/21/36	Baa3	710	728,209
8.25%	01/17/34	Baa3	240	284,290

				4,004,927

Municipals
Illinois St., Taxable Pension, G.O.,
5.10%	06/01/33	Aa3	975	933,290

Non Captive Finance — 0.3%
Capital One Bank Corp.,
Sub. Notes
6.50%	06/13/13	A3	20	21,083
Capital One Financial Corp.,
Notes
5.50%	06/01/15	A3	265	264,817
Sr. Notes, M.T.N.
5.70%	09/15/11	A3	600	608,893
Sub. Notes
6.15%	09/01/16	Baa1	80	82,737

SEE NOTES TO FINANCIAL STATEMENTS.

B51

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non Captive Finance (cont’d.)
CIT Group Funding Co. (Canada),
Gtd. Notes
5.20%	06/01/15	A2	$680	$658,636
CIT Group, Inc.,
Sr. Notes
4.25%	02/01/10	A2	400	387,407
5.50%	11/30/07	A2	990	992,181
General Electric Capital Corp.,
Notes
5.50%	04/28/11	Aaa	2,895	2,929,204
Notes, M.T.N.
4.875%	10/21/10	Aaa	1,070	1,058,744
Notes, Ser. A, M.T.N.
6.125%	02/22/11	Aaa	5	5,169
6.75%	03/15/32	Aaa	850	973,486
Household Finance Corp.,
Notes
4.75%	05/15/09	Aa3	370	365,997
4.75%	07/15/13	Aa3	150	145,449
HSBC Finance Corp.,
Sr. Notes
5.70%	06/01/11	Aa3	440	447,604
International Lease Finance Corp.,
Unsub. Notes
3.50%	04/01/09	A1	580	557,915
Residential Capital Corp.,
Gtd. Notes
6.00%	02/22/11	Baa3	1,630	1,626,916
Sr. Unsec. Notes
6.375%	06/30/10	Baa3	480	485,586

				11,611,824

Packaging
Ball Corp.,
Gtd. Notes
6.625%	03/15/18	Ba1	1,900	1,890,500
Paper
Plum Creek Timberlands LP,
Gtd. Notes
5.875%	11/15/15	Baa3	690	678,043
Weyerhaeuser Co.,
Debs.
7.375%	03/15/32	Baa2	390	407,092

				2,975,635

Pipelines & Other — 0.2%
Atmos Energy Corp.,
Notes
4.00%	10/15/09	Baa3	1,680	1,616,160
Duke Energy Field Services LLC,
Notes
7.875%	08/16/10	Baa2	1,760	1,893,129
Enterprise Products Operating LP,
Gtd. Notes, Ser. B
6.875%	03/01/33	Baa3	140	146,183
Sr. Notes
4.625%	10/15/09	Baa3	740	724,522

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Pipelines & Other(cont’d.)
Sr. Notes, Ser. B
4.00%	10/15/07	Baa3	$780	$770,458
Kinder Morgan Finance Co. ULC (Canada),
Gtd. Notes
5.70%	01/05/16	Baa2	735	674,376
Oneok Inc.,
Sr. Unsec. Notes
5.51%	02/16/08	Baa2	1,290	1,289,084
Oneok Partners LP,
Notes
6.65%	10/01/36	Baa2	605	618,813
Sempra Energy,
Sr. Notes
4.621%	05/17/07	Baa1	630	627,597
Sr. Unsec. Notes
6.00%	02/01/13	Baa1	90	91,790

				8,452,112

Railroads — 0.1%
Burlington Northern Santa Fe Corp., Debs.
6.70%	08/01/28	Baa1	670	728,857
Norfolk Southern Corp., Sr. Notes
7.80%	05/15/27	Baa1	18	22,011
Sr. Unsec. Notes
5.64%	05/17/29	Baa1	477	460,873
Union Pacific Corp., Notes
3.625%	06/01/10	Baa2	1,375	1,297,452
6.625%	02/01/08	Baa2	1,390	1,406,140
6.65%	01/15/11	Baa2	750	783,848

				4,699,181

Real Estate Investment Trusts — 0.1%
Brandywine Operating Partners LP,
Gtd. Notes
5.75%	04/01/12	Baa3	1,295	1,303,890
ERP Operating LP,
Notes
5.125%	03/15/16	Baa1	345	335,056
Mack-Cali Realty LP,
Notes
7.25%	03/15/09	Baa2	1,270	1,311,491
Post Apartment Homes LP,
Notes
6.30%	06/01/13	Baa3	660	676,702
Sr. Notes
5.45%	06/01/12	Baa3	435	426,089
Simon Property Group LP,
Unsec. Notes
5.75%	05/01/12	A3	1,500	1,515,376

				5,568,604

Retailers — 0.1%
Federated Retail Holdings, Inc.,
Gtd. Notes
5.90%	12/01/16	Baa1	290	289,549
Gap, Inc.,
Notes
6.90%	09/15/07	Baa3	1,230	1,238,516

SEE NOTES TO FINANCIAL STATEMENTS.

B52

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Retailers (cont’d.)
Home Depot, Inc.,
Sr. Unsec. Notes
5.40%	03/01/16	Aa3	$295	$288,524
5.875%	12/16/36	Aa3	560	549,541
May Department Stores Co. (The),
Notes
6.65%	07/15/24	Baa1	830	822,357
Wal-Mart Stores, Inc.,
Bonds
5.25%	09/01/35	Aa2	245	224,983

				3,413,470

Structured Notes — 0.1%
Trains HY-1 2006,(b)(h)
Sec. Notes, 144A
7.548%	05/01/16	B1	2,880	2,938,982

Technology — 0.3%
Electronic Data Systems Corp.,
Notes
7.45%	10/15/29	Ba1	120	131,315
Equifax, Inc.,
Notes
4.95%	11/01/07	Baa1	320	317,777
Freescale Semiconductor, Inc.,(h)
Sr. Notes, 144A
8.875%	12/15/14	B1	1,100	1,095,875
International Business Machines Corp.,
Debs.
5.875%	11/29/32	A1	1,150	1,173,857
Jabil Circuit, Inc.,
Sr. Notes
5.875%	07/15/10	Baa3	1,875	1,861,733
Motorola, Inc.,
Notes
4.608%	11/16/07	Baa1	950	943,641
Sr. Notes
8.00%	11/01/11	Baa1	99	109,550
NXP Funding LLC,(h)
Secd. Notes, 144A
7.875%	10/15/14	Ba2	2,000	2,067,499
Oracle Corp. and Ozark Holding, Inc.,
Notes
5.00%	01/15/11	A3	980	970,135
Xerox Corp.,
Sr. Unsec. Notes
6.40%	03/15/16	Baa3	1,239	1,265,329

				9,936,711

Telecommunications — 0.7%
ALLTEL Ohio LP,(h)
Gtd. Notes, 144A
8.00%	08/15/10	A2	323	346,322
America Movil SA de CV (Mexico),
Unsec. Notes
6.375%	03/01/35	A3	580	565,873
AT&T Corp.,
Sr. Notes
8.00%	11/15/31	A2	615	763,017

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
AT&T Wireless Services, Inc.,
Notes
8.125%	05/01/12	Baa1	$640	$720,172
Sr. Notes
8.75%	03/01/31	Baa1	879	1,142,318
AT&T, Inc.,
Notes
4.125%(b)	09/15/09	A2	1,070	1,039,242
5.30%	11/15/10	A2	1,260	1,260,174
BellSouth Corp.,
Notes
4.20%	09/15/09	A2	1,175	1,142,261
British Telecom PLC (United Kingdom),
Bonds
7.00%	05/23/07	Baa1	1,265	1,270,798
9.125%	12/15/30	Baa1	210	287,254
Cingular Wireless LLC,
Sr. Notes
7.125%	12/15/31	Baa1	505	559,415
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.25%	06/15/30	A3	295	362,655
Embarq Corp.,
Notes
7.082%	06/01/16	Baa3	350	356,307
7.995%	06/01/36	Baa3	1,100	1,144,689
France Telecom SA (France),
Notes
8.50%	03/01/31	A3	375	492,273
Koninklijke (Royal) KPN NV (Netherlands),
Sr. Unsub. Notes
8.00%	10/01/10	Baa2	530	571,862
Nextel Communications, Inc.,
Sr. Notes, Ser. F
5.95%	03/15/14	Baa3	1,160	1,129,627
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	Baa3	295	295,297
8.75%	03/15/32	Baa3	230	276,831
Sprint Nextel Corp.
Usec. Notes
6.00%	12/01/16	Baa3	1,580	1,539,911
Telecom Italia Capital SA,
Gtd. Notes
5.25%	11/15/13	Baa2	320	305,116
6.375%	11/15/33	Baa2	395	373,207
7.20%	07/18/36	Baa2	1,630	1,702,889
Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico),
Gtd. Notes
6.80%	05/15/09	Baa1	3,065	3,128,659
Telefonica Emisiones SAU (Spain),
Gtd. Notes
6.421%	06/20/16	Baa1	580	598,338
7.045%	06/20/36	Baa1	1,420	1,508,277

SEE NOTES TO FINANCIAL STATEMENTS.

B53

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
TELUS Corp. (Canada),
Notes
8.00%	06/01/11	Baa2	$1,255	$1,372,389
US Cellular Corp.,
Sr. Notes
6.70%	12/15/33	Baa3	470	441,393
Verizon Global Funding Corp.,
Notes
7.75%	12/01/30	A3	105	123,163
Sr. Notes
5.85%	09/15/35	A3	625	598,592
Vodafone Group PLC (United Kingdom),
Sr. Notes
7.75%	02/15/10	A3	800	852,546

				26,270,867

Tobacco
Altria Group, Inc.,
Debs.
7.75%	01/15/27	Baa1	292	354,164
Notes
7.65%	07/01/08	Baa1	590	608,271

				962,435

Foreign Government Bonds — 0.4%
Korea Development Bank (Korea),
Notes
4.75%	07/20/09	A3	1,180	1,164,892
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	12/15/15	Baa1	1,480	1,469,640
8.625%	12/01/23	Baa1	350	430,938
Petrobras International Finance Co. (Cayman Islands),
Bonds
8.375%	12/10/18	Baa2	935	1,114,988
Quebec Province (Canada),
Notes(b)
4.60%	05/26/15	Aa2	735	706,827
Sr. Unsec. Notes
5.75%	02/15/09	Aa2	500	506,855
Republic of Italy (Italy),
Notes
5.375%	06/15/33	A+(f)	800	788,862
Republic of Malaysia (Malaysia),
Bonds
7.50%	07/15/11	A3	300	326,455
Republic of South Africa (South Africa),
Notes
6.50%	06/02/14	Baa1	475	499,344
Russian Government International Bond (Russia),(h)
Unsub. Notes, 144A
11.00%	07/24/18	Baa2	735	1,064,831
The Export-Import Bank of Korea (Korea),(h)
Notes, 144A
4.125%	02/10/09	Aa3	860	839,755

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foreign Government Bonds (cont’d.)
United Mexican States Global Bond (Mexico),
Notes
5.625%(b)	01/15/17	Baa1	$1,644	$1,645,644
7.50%(b)	01/14/12	Baa1	1,290	1,413,840
8.125%	12/30/19	Baa1	816	991,440
Notes, M.T.N.
6.75%	09/27/34	Baa1	1,070	1,155,600

				14,119,911

Mortgage Backed Securities — 9.2%
Federal Home Loan Mortgage Corp.,
4.50%	02/01/19-07/01/20(e)		7,367	7,105,395
5.00%	TBA 30 YR		6,000	5,788,128
5.00%	07/01/18-05/01/34(e)		12,511	12,242,066
5.252%(g)	12/01/35(e)		4,125	4,111,678
5.50%	TBA 30 YR		8,000	7,910,000
5.50%	12/01/33-06/01/34(e)		10,835	10,727,327
6.00%	TBA 30 YR		15,000	15,107,820
6.00%	03/01/32-12/01/33(e)		3,778	3,819,081
6.50%	12/01/14(e)		493	503,946
7.00%	01/01/31-11/01/33(e)		5,110	5,256,972
Federal National Mortgage Assn.,
4.00%	06/01/19(e)		2,245	2,116,103
4.50%	11/01/18-01/01/35(e)		15,583	14,937,562
4.932%(g)	07/01/33(e)		851	847,915
5.00%	TBA 15 YR		7,500	7,371,090
5.00%	TBA 30 YR		13,000	12,549,056
5.00%	10/01/18-07/01/35(e)		39,832	38,582,669
5.50%	TBA 15 YR		7,500	7,497,660
5.50%	TBA 30 YR		44,000	43,477,500
5.50%	03/01/16-10/01/35(e)		38,460	38,101,678
6.00%	TBA 30 YR		27,500	27,680,455
6.00%	04/01/13-02/01/35(e)		21,211	21,401,687
6.50%	TBA 30 YR		12,000	12,225,000
6.50%	07/01/17-11/01/36(e)		12,857	13,112,473
7.00%	08/01/11-07/01/32(e)		1,625	1,675,713
7.50%	06/01/12-05/01/32(e)		1,180	1,217,376
Government National Mortgage Assn.,
5.50%	TBA 30 YR		5,500	5,472,500
5.50%	02/15/33-07/15/35(e)		9,953	9,914,809
6.00%	02/15/33-06/20/34(e)		2,927	2,967,807
6.50%	10/15/23-07/15/35(e)		7,468	7,673,424
8.00%	01/15/24-04/15/25(e)		263	278,246

				341,673,136

U.S. Government Agency Obligations — 2.7%
Federal Farm Credit Bank,
5.125%	08/25/16		1,020	1,031,957
Federal Home Loan Bank,
4.375%	10/03/08		8,140	8,041,335
4.50%	05/13/11		160	157,106
4.75%	06/11/08-12/16/16		9,320	9,256,029
4.875%	11/18/11(b)		4,420	4,402,431
5.00%	10/16/09		14,165	14,105,946
5.125%	08/08/08		6,280	6,284,245
5.375%	08/19/11(b)		6,755	6,870,544
5.60%	01/03/08		11,400	11,400,057

SEE NOTES TO FINANCIAL STATEMENTS.

B54

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Government Agency Obligations (cont’d.)
Federal Home Loan Mortgage Corp.,
4.75%	11/03/09-01/18/11		$1,285	$1,277,608
5.00%	12/14/18, M.T.N.		4,420	4,315,829
5.125%	10/18/16		250	252,141
5.25%	07/18/11, M.T.N.(b)		4,300	4,351,462
5.40%	02/28/11, M.T.N.		8,150	8,145,289
Federal National Mortgage Assn.,
4.25%	07/27/07		4,021	3,998,342
4.875%	12/15/16		25	24,720
5.00%	10/15/11, M.T.N.(b)		3,510	3,517,775
5.125%	04/15/11(b)		5,305	5,342,936
6.125%	03/15/12		6,260	6,591,361
Tennessee Valley Authority,
5.88%	04/01/36		990	1,088,516

				100,455,629

U.S. Government Treasury Obligations — 1.6%
United States Treasury Bonds,
4.50%	02/15/36(b)		2,140	2,035,007
6.00%	02/15/26		115	130,426
6.875%	08/15/25		545	674,693
8.125%	08/15/21		3,665	4,891,343
8.75%	08/15/20		1,270	1,755,775
9.00%	11/15/18		987	1,357,202
9.125%	05/15/18		730	1,004,035
United States Treasury Inflation Index Bonds,
0.875%	04/15/10		1,950	1,848,780
1.625%	01/15/15		1,390	1,308,581
1.875%	07/15/13-07/15/15		2,693	2,593,023
2.00%	01/15/14-01/15/26		5,349	5,151,474
2.375%	04/15/11-01/15/25		3,083	3,069,626
2.50%	07/15/16		1,174	1,183,223
3.00%	07/15/12		1,589	1,635,083
3.375%	01/15/12-04/15/32		824	922,227
3.50%	01/15/11		818	851,277
3.625%	01/15/08-04/15/28		2,635	2,905,027
3.875%	01/15/09-04/15/29		2,527	2,924,239
4.25%	01/15/10		792	833,149

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
United States Treasury Notes,
4.00%	06/15/09(j)		$680	$668,286
4.50%	11/30/11(b)		2,840	2,814,707
4.625%	09/30/08-11/15/16(b)		10,035	9,985,916
4.875%	05/15/09		475	476,039
5.00%	07/31/08		25	25,041
United States Treasury Strips, I/O,
Zero	02/15/19-05/15/19(b)		18,593	10,323,571

				61,367,750

TOTAL LONG-TERM BONDS (cost $934,320,145)				926,453,980

TOTAL LONG-TERM INVESTMENTS (cost $3,005,209,293)				3,416,367,178

SHORT-TERM INVESTMENTS — 19.0%
U.S. Government Obligations — 0.1%
United States Treasury Bill(j) (cost $4,555,226)
4.80%	03/15/07		4,600	4,556,134
			Shares
Affiliated Money Market Mutual Funds — 18.9%
Dryden Core Investment Fund —Dryden Short-Term Bond Series(d)			13,906,281	139,201,877
Dryden Core Investment Fund —Taxable Money Market Series (cost $563,645,944; includes $305,547,916 of cash collateral for securities on loan) (Note 4)(c)(d)			563,645,944	563,645,944

TOTAL SHORT-TERM INVESTMENTS (cost $707,324,483)				707,403,955

TOTAL INVESTMENTS — 110.7% (cost $3,712,533,776)				4,123,771,133

LIABILITIES IN EXCESS OF OTHER ASSETS(k) — (10.7)%				(400,220,143)

TOTAL NET ASSETS — 100.0%				$3,723,550,990

SEE NOTES TO FINANCIAL STATEMENTS.

B55

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
M.T.N.	Medium Term Note
TBA	To Be Announced Security

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $293,454,272; cash collateral of $305,547,916 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Dryden Short-Term Bond Series.

(e)	Securities segregated as collateral for TBAs.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security.

(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(i)	Indicates a security that has been deemed illiquid.

(j)	Security segregated as collateral for futures contracts.

(k)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts and interest rate swap and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
93	2-Yr. U.S. T-Notes	Mar. 07	$18,974,906	$19,036,112	$(61,206)
1,173	5-Yr. U.S. T-Notes	Mar. 07	123,238,313	124,338,000	(1,099,687)
527	U.S. Long Bond	Mar. 07	58,727,562	59,447,798	(720,236)
183	S&P 500 Index	Mar. 07	65,349,300	65,056,225	293,075

					(1,588,054)

Short Positions:
150	10-Yr. U.S. T-Notes	Mar. 07	16,120,313	16,302,148	181,835

					$(1,406,219)

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	11/02/2016	$5,260	5.151	3 month LIBOR	$(17,440)

(a)	The Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized (Depreciation)
Deutsche Bank AG(a)	05/25/2036	$1,000	2.74%	Fieldstone Mortgage Investment Corp., Ser. 2006-1, Class M9 7.62%, due 05/25/36	$(809)
Deutsche Bank AG(a)	06/25/2036	1,000	2.52%	Residential Asset Securities Corp., Ser. 2006-EMX4, Class M9 7.32%, 06/25/36	(4,116)

					$(4,925)

(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B56

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Money Market Mutual Funds (including 8.2% of collateral received for securities on loan)	18.9%
Mortgage Backed Securities	9.2
Oil, Gas & Consumable Fuels	5.2
Healthcare & Pharmaceutical	5.1
Diversified Financial Services	4.0
Commercial Banks	3.6
Insurance	3.1
Telecommunications	3.1
Capital Markets	3.0
Commercial Mortgage Backed Securities	3.0
Computers & Peripherals	2.7
U.S. Government Agency Obligations	2.7
Food & Staples Retailing	2.4
Software	2.3
Aerospace & Defense	2.2
Media & Entertainment	2.1
Healthcare Providers & Services	2.0
Industrial Conglomerates	2.0
Energy Equipment & Services	1.8
Electric	1.7
U.S. Government Treasury Obligations	1.6
Semiconductors & Semiconductor Equipment	1.5
Electronic Equipment & Instruments	1.4
Household Products	1.3
Retailers	1.2
Beverages	1.2
Communications Equipment	1.2
Hotels, Restaurants & Leisure	1.2
Specialty Retail	1.2
Internet Software & Services	1.1
Machinery	1.1
Asset Backed Securities	1.0
Tobacco	1.0
Metals & Mining	0.9
Chemicals	0.8
Automobiles	0.7
Healthcare Equipment & Supplies	0.7
Road & Rail	0.7
Textiles, Apparel & Luxury Goods	0.7
Thrifts & Mortgage Finance	0.7
Banking	0.6
Biotechnology	0.6
Independent Power Producers & Energy Traders	0.6
Multi-Utilities	0.5
Air Freight & Logistics	0.4
Commercial Services & Supplies	0.4
Construction & Engineering	0.4
Consumer Finance	0.4
Foreign Government Bonds	0.4
Office Electronics	0.4
Real Estate Investment Trusts	0.4
Brokerage	0.3
Capital Goods	0.3
Collateralized Mortgage Obligations	0.3
Non Captive Finance	0.3
Technology	0.3
Building Materials & Construction	0.2

Cable	0.2%
Household Durables	0.2
Internet & Capital Retail	0.2
Leisure Equipment & Products	0.2
Life Sciences, Tools & Services	0.2
Pipelines & Other	0.2
Real Estate Management & Development	0.2
Airlines	0.1
Auto Components	0.1
Consumer	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Gaming	0.1
Lodging	0.1
Personal Products	0.1
Railroads	0.1
Structured Notes	0.1
Trading Companies & Distributors	0.1
U.S. Government Obligations	0.1

110.7
Liabilities in excess of other assets	(10.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B57

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 96.7%		Value (Note 2)
COMMON STOCKS	Shares
Australia — 1.8%
Allco Finance Group Ltd.	104,171	$1,057,289
AWB Ltd.	271,500	659,873
BlueScope Steel Ltd.	251,400	1,704,796
Commonwealth Bank of Australia	61,000	2,375,467
CSR Ltd.	173,200	512,074
Macquarie Bank Ltd.	71,300	4,431,689
Quantas Airways Ltd.	515,500	2,124,773
Santos Ltd.	82,000	638,155
Smorgon Steel Group Ltd.	936,900	1,374,401
Telstra Corp. Ltd.	445,700	1,456,475
Zinifex Ltd.	30,000	442,177

		16,777,169

Austria — 0.7%
Boehler-Uddeholm AG	23,200	1,626,190
Erste Bank der Oesterreichischen Sparkassen AG	28,352	2,174,445
Raiffeisen International Bank-Holding AG	11,400	1,738,254
Voestalpine AG	9,500	536,354

		6,075,243

Belgium — 0.4%
Fortis	74,100	3,161,392
InBev NV	14,600	962,476

		4,123,868

Bermuda — 0.4%
Tyco International Ltd.	132,900	4,040,160

Brazil — 0.7%
Banco Itau Holding Financeira, ADR	44,600	1,612,290
Cia de Concessoes Rodoviarias	74,500	1,006,003
Gol Linhas Aereas Inteligentes SA, ADR(b)	19,800	567,666
Localiza Rent A Car SA	15,300	460,110
Natura Cosmeticos SA	82,400	1,162,818
Petroleo Brasilerio SA, ADR	20,000	1,869,599

		6,678,486

Canada — 0.8%
Manulife Financial Corp.	102,500	3,458,710
Shoppers Drug Mart Corp.	50,100	2,151,961
Suncor Energy, Inc.	25,400	1,999,285

		7,609,956

Chile — 0.1%
Cencosud SA, ADR, 144A	26,600	1,248,162

China — 0.9%
China Merchants Bank Co. Ltd.(a)	217,500	460,820
Focus Media Holding Ltd., ADR(a)	15,800	1,048,962
Foxconn International Holdings Ltd.(a)	215,000	701,237
Industrial & Commercial Bank of China(a)	9,354,000	5,808,444

		8,019,463

Colombia — 0.1%
BanColombia SA, ADR	32,400	1,009,260

Denmark — 0.2%
Danske Bank A/S	36,600	1,626,292

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Finland — 0.4%
Perlos Oyj	73,300	$339,625
Rautaruukki Oyj	39,900	1,587,994
Stora Enso Oyj (Class R Stock)	88,600	1,403,472

		3,331,091

France — 6.8%
Arkema(a)	530	27,236
BNP Paribas SA	79,260	8,647,401
Capgemini SA	29,100	1,826,553
Cie Generale D’Optique Essilor International SA	21,500	2,311,630
Ciments Francais	5,200	998,746
CNP Assurances	10,300	1,150,261
Compagnie Generale des Etablissements Michelin (Class B Stock)	24,600	2,354,300
Credit Agricole SA	58,900	2,477,136
Eurazeo	13,945	1,991,748
Groupe Danone	39,000	5,910,105
Iliad SA	9,000	781,731
L’Oreal SA	63,400	6,352,135
LVMH Moet Hennessy Louis Vuitton SA	37,700	3,978,767
Natixis	57,000	1,601,162
Peugeot SA	26,000	1,722,923
Rallye SA	13,400	725,763
Renault SA	11,800	1,417,464
Schneider Electric SA	8,900	988,040
Societe Generale	5,300	899,716
Total SA	21,200	1,529,378
Total SA, ADR	85,000	6,113,200
Valeo SA	30,700	1,277,765
Veolia Environnement	53,900	4,155,184
Vinci SA	21,600	2,760,055
Vivendi Universal SA	31,700	1,239,043

		63,237,442

Germany — 2.5%
BASF AG	39,300	3,843,624
Bayer AG	21,600	1,164,185
Bijou Brigitte AG	1,900	374,708
DaimlerChrysler AG	24,800	1,536,353
Deutsche Bank AG	21,900	2,936,574
Deutsche Telekom AG	57,400	1,052,453
E.ON AG	29,600	4,035,883
MAN AG	18,200	1,650,745
SAP AG	35,800	1,906,372
ThyssenKrupp AG	60,200	2,840,935
TUI AG	45,600	914,348
Volkswagen AG	10,200	1,157,405

		23,413,585

Greece — 0.3%
Motor Oil Hellas Corinth Refineries SA	31,000	798,786
National Bank of Greece SA, ADR(b)	248,200	2,308,260

		3,107,046

Hong Kong — 1.3%
Chaoda Modern Agriculture	1,203,600	773,585
China Mobile Ltd.	407,500	3,512,630

SEE NOTES TO FINANCIAL STATEMENTS.

B58

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Hong Kong (cont’d.)
CITIC International Financial Holdings Ltd.	1,095,000	$980,895
Citic Pacific Ltd.	324,500	1,115,995
Esprit Holdings Ltd.	227,500	2,534,000
Hopson Devolpment Holdings Ltd.	198,000	559,683
Li & Fung Ltd.	981,600	3,047,702

		12,524,490

India — 0.6%
HDFC Bank Ltd., ADR	10,200	769,896
Infosys Technologies Ltd., ADR	95,500	5,210,480

		5,980,376

Ireland — 0.6%
Anglo Irish Bank Corp. PLC (Irish Stock Exchange)	108,100	2,241,768
Anglo Irish Bank Corp. PLC (London Exchange)	21,100	435,899
IAWS Group, PLC	29,300	750,340
Irish Life & Permanent PLC	86,900	2,408,949

		5,836,956

Italy — 1.6%
Banche Popolari Unite Scpa	33,200	912,447
Benetton Group SpA	46,500	887,585
ENI SpA	121,400	4,083,258
Luxottica Group SpA	127,600	3,921,230
Saipem SpA	147,800	3,851,326
Sanpaolo IMI SpA	53,700	1,247,601

		14,903,447

Japan — 10.6%
Aeon Mall Co. Ltd.	28,000	1,581,073
Alpine Electronics, Inc.	41,600	621,259
Alps Electric Co. Ltd.	49,700	538,684
Asahi Breweries Ltd.	89,400	1,428,614
Asahi Kasei Corp.	226,100	1,482,363
Canon, Inc.	83,700	4,712,323
Capcom Co. Ltd.	55,200	991,149
Cosmo Oil Co. Ltd.	303,300	1,231,566
Daiwa Securities Group, Inc.	89,400	1,000,583
Denki Kagaku Kogyo K K	224,900	933,264
Denso Corp.	130,800	5,186,322
Fanuc Ltd.	24,100	2,365,216
Fuji Heavy Industries Ltd.	233,000	1,196,081
Hitachi Ltd.	202,900	1,263,842
Hokkaido Electric Power Co., Inc.	53,200	1,358,691
Hokuetsu Paper Mills Ltd.	68,900	387,301
Honda Motor Co. Ltd.	95,400	3,765,360
Honeys Co. Ltd.	14,300	531,180
Hosiden Corp.	51,900	556,946
Hoya Corp.	52,700	2,054,080
Jupiter Telecommunications Co.(a)	1,529	1,232,443
Kaken Pharmaceutical Co. Ltd.	129,500	1,009,971
Kansai Electric Power Co., Inc. (The)	126,000	3,391,924
Keyence Corp.	10,550	2,604,152
KK Davinci Advisors(a)	598	592,678
Komatsu Ltd.	113,000	2,287,105
Kurabo Industries Ltd.	173,100	447,569

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Japan (cont’d.)
Kyowa Hakko Kogyo Co. Ltd.	118,000	$1,008,496
Kyushu Electric Power Co., Inc.	30,700	809,592
Marubeni Corp.	191,700	971,241
Mori Seiki Co. Ltd.	17,400	388,498
Nippon Oil Corp.	284,200	1,900,570
Nippon Paper Group, Inc.	300	1,129,735
Nippon Telegraph and Telephone Corp.	500	2,465,744
Nissan Motor Co. Ltd.	200,100	2,414,547
Nomura Holdings, Inc.	109,900	2,073,236
NSK Ltd.	110,400	1,087,570
NTT DoCoMo, Inc.	1,600	2,531,728
Oji Paper Co., Ltd.	185,000	980,106
Okasan Holdings, Inc.	63,100	403,564
ORIX Corp.	21,700	6,292,829
Osaka Gas Co. Ltd.	439,300	1,632,816
Promise Co., Ltd.	5,100	157,919
Rengo Co. Ltd.	118,900	759,115
Ricoh Co. Ltd.	95,600	1,946,923
Santen Pharmaceutical Co. Ltd.	26,700	751,074
Sharp Corp.	120,000	2,063,289
Sumitomo Corp.	83,000	1,242,488
Suruga Bank Ltd.	119,000	1,473,756
Takefuji Corp.	19,000	751,566
Tanabe Seiyaku Co. Ltd.	143,600	1,877,842
Tohoku Electric Power Co., Inc.	38,900	972,318
Toppan Printing Co. Ltd.	85,000	936,447
Toyota Motor Corp.	35,000	2,342,445
Toyota Motor Corp., ADR	59,828	8,035,500
Yamada Denki Co. Ltd.	11,500	976,135
Yamaha Motor Co. Ltd.	82,500	2,593,284
Yokohama Rubber Co. Ltd. (The)	174,300	1,050,506

		98,772,618

Mexico — 1.2%
America Movil — Ser. L, ADR	80,618	3,645,546
America Movil SA de CV	1,490,500	3,360,972
Wal-Mart de Mexico SA de CV	926,900	4,078,085

		11,084,603

Netherlands — 1.9%
ABN AMRO Holding NV	22,700	729,648
Aegon NV	108,800	2,073,886
Heineken NV, ADR	132,745	3,153,424
ING Groep NV	81,100	3,595,999
Royal Dutch Shell PLC, ADR	31,500	2,229,885
Royal KPN NV	172,200	2,448,147
Royal Numico NV	31,400	1,689,063
TomTom NV(a)	30,900	1,334,629

		17,254,681

New Zealand — 0.1%
Fisher & Paykel Appliances Holdings Ltd.	319,700	864,477

Norway — 0.2%
Norsk Hydro ASA	70,500	2,187,861

Portugal — 0.1%
Energias de Portugal SA	231,100	1,171,440

SEE NOTES TO FINANCIAL STATEMENTS.

B59

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Russia — 0.1%
CTC Media, Inc.(a)	18,800	$451,388

Singapore — 0.8%
CapitaLand Ltd.	1,121,000	4,511,035
MobileOne Ltd.	433,700	606,351
Neptune Orient Lines Ltd.	432,800	587,414
Singapore Airlines Ltd.	152,000	1,730,852

		7,435,652

South Africa — 0.2%
Naspers Ltd.	32,200	762,157
Sasol Ltd.	21,500	793,354

		1,555,511

South Korea — 0.2%
Samsung Electronics Co. Ltd., GDR	5,300	1,743,700

Spain — 1.5%
Banco Bilbao Vizcaya Argentaria SA	83,800	2,017,704
Banco Santander Central Hispano SA	146,800	2,740,086
Inditex SA	80,700	4,347,393
Repsol YPF SA	93,200	3,223,338
Telefonica SA	55,700	1,185,247

		13,513,768

Sweden — 1.0%
Electrolux AB, Ser. B(a)	68,800	1,376,814
Husqvarna AB (Class B Stock)	68,800	1,075,322
Modern Times Group (Class B Stock)	12,200	801,934
Nordea Bank AB	244,700	3,770,967
Telefonaktiebolaget LM Ericsson (Class B Stock)	665,000	2,685,858

		9,710,895

Switzerland — 4.7%
ABB Ltd.	394,900	7,081,300
Baloise Holding AG	21,900	2,189,101
Credit Suisse Group	68,700	4,806,463
EFG International(a)	35,100	1,323,632
Georg Fischer AG	2,500	1,619,819
Kuehne & Nagel International AG	24,500	1,782,458
Nestle SA	11,010	3,912,458
Nobel Biocare Holding AG	4,150	1,226,949
Rieter Holding AG	2,200	1,151,005
Roche Holdings AG	22,050	3,953,980
SGS SA	1,560	1,738,597
Swiss Reinsurance	8,000	680,181
Swisscom AG	2,900	1,097,764
Syngenta AG	8,200	1,525,597
UBS AG	19,400	1,178,966
UBS AG — New	110,336	6,656,571
Verwalt & Privat-Bank AG	2,578	687,608
Zurich Financial Services AG	5,900	1,588,182

		44,200,631

Taiwan — 0.4%
High Tech Computer Corp. GDR	5,300	419,641
HON HAI Precision Industry Co. Ltd., GDR	200,740	2,830,434

		3,250,075

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
United Kingdom — 10.6%
Acergy SA(a)	55,600	$1,070,054
Alliance & Leicester PLC	76,000	1,693,419
AstraZeneca PLC	31,100	1,670,910
Aviva PLC	60,000	965,677
Barclays PLC	299,200	4,276,545
BG Group PLC	389,700	5,287,767
BP PLC	317,700	3,530,138
Bradford & Bingley PLC	178,100	1,639,840
BT Group PLC	756,400	4,465,267
Cairn Energy PLC(a)	38,300	1,349,083
Capita Group PLC	207,000	2,460,184
Carphone Warehouse Group PLC	170,400	1,047,630
Davis Service Group PLC	900	8,881
DSG International PLC	566,000	2,122,237
GKN PLC	263,300	1,433,192
GlaxoSmithKline PLC	37,400	984,191
Hanson PLC	70,700	1,066,598
HBOS PLC	468,800	10,390,648
Imperial Chemical Industries PLC	123,100	1,089,445
Interserve PLC	174,800	1,372,443
Legal & General Group PLC	359,600	1,108,942
Lloyds TSB Group PLC	346,200	3,873,931
Man Group PLC	258,500	2,645,838
Northern Foods PLC	211,500	475,195
Northern Rock PLC	127,900	2,950,017
Northumbrian Water Group PLC	73,500	440,370
Old Mutual PLC	319,100	1,088,700
Reckitt Benckiser PLC	118,500	5,415,366
Rolls-Royce Group PLC, B Share entitlement(a)	19,021,610	0
Rolls-Royce Group PLC	516,600	4,528,961
Rotork PLC	48,800	797,838
Royal & Sun Alliance Insurance Group PLC	300,200	896,374
Royal Bank of Scotland Group PLC (The)	57,300	2,235,994
Royal Dutch Shell PLC (Class B Stock)	195,600	6,855,363
Standard Chartered PLC	98,000	2,862,883
Tate & Lyle PLC	71,300	1,072,857
Taylor Woodrow PLC	148,300	1,237,697
Tesco PLC	776,100	6,146,740
Tomkins PLC	113,100	544,208
Tullow Oil PLC	81,300	633,552
Vedanta Resources PLC	55,500	1,326,836
Vodafone Group PLC	1,437,175	3,981,757

		99,043,568

United States — 42.9%
Alltel Corp.	24,100	1,457,568
Altria Group, Inc.	23,600	2,025,352
American Express Co.	36,900	2,238,723
American International Group, Inc.	47,100	3,375,186
Ameriprise Financial, Inc.	40,200	2,190,900
Amylin Pharmaceuticals, Inc.(a)(b)	69,351	2,501,491
Anheuser-Busch Cos., Inc.(b)	69,900	3,439,080
AT&T, Inc.(b)	95,200	3,403,400
Avon Products, Inc.	72,300	2,388,792

SEE NOTES TO FINANCIAL STATEMENTS.

B60

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
United States (cont’d.)
Baker Hughes, Inc.	69,600	$5,196,336
Bank of America Corp.	114,800	6,129,172
Boeing Co.	48,208	4,282,799
Boston Scientific Corp.(a)	75,300	1,293,654
Bowater, Inc.	34,100	767,250
Bristol-Myers Squibb Co.	44,800	1,179,136
Burlington Northern Santa Fe Corp.	104,640	7,723,478
Campbell Soup Co.	38,100	1,481,709
CB Richard Ellis Group, Inc.(a)	19,527	648,296
CBS Corp. (Class B Stock)	35,500	1,106,890
ChevronTexaco Corp.	79,700	5,860,341
Cisco Systems, Inc.(a)	259,467	7,091,233
Citigroup, Inc.	151,144	8,418,721
Coca-Cola Co. (The)	77,000	3,715,250
Comcast Corp. (Class A Stock)(a)(b)	277,261	11,736,458
Dow Chemical Co. (The)	28,900	1,154,266
Dow Jones & Co., Inc.(b)	36,900	1,402,200
Duke Energy Corp.(b)	94,700	3,144,987
E.I. du Pont de Nemours & Co.	59,100	2,878,761
Entergy Corp.	33,700	3,111,184
Exxon Mobil Corp.	78,300	6,000,129
Fannie Mae	33,800	2,007,382
Federated Department Stores, Inc.	87,364	3,331,189
FedEx Corp.	72,454	7,869,953
Fifth Third Bancorp	70,900	2,901,937
Genentech, Inc.(a)	115,170	9,343,742
General Dynamics Corp.	85,774	6,377,297
General Electric Co.	194,500	7,237,345
General Mills, Inc.	31,300	1,802,880
General Motors Corp.(b)	48,900	1,502,208
Genworth Financial, Inc.	41,200	1,409,452
Genzyme Corp.(a)	53,839	3,315,406
Goldman Sachs Group, Inc.	60,328	12,026,387
H&R Block, Inc.	75,400	1,737,216
Hartford Financial Services Group, Inc.	27,700	2,584,687
Home Depot, Inc. (The)	76,100	3,056,176
Honeywell International, Inc.	77,600	3,510,624
Idearc, Inc.(a)	3,430	98,270
Illinois Tool Works, Inc.	41,200	1,903,028
Intel Corp.	241,099	4,882,255
International Business Machines Corp.	40,000	3,886,000
International Paper Co.	96,800	3,300,880
Johnson & Johnson	53,100	3,505,662
JPMorgan Chase & Co.	146,800	7,090,440
KB Home	46,405	2,379,648
Las Vegas Sands Corp.(a)	69,310	6,201,859
Lehman Brothers Holdings, Inc.	92,040	7,190,165
Lennar Corp. (Class A Stock)	66,220	3,473,901
Liberty Media Holdings Corp. — Capital (Class A Stock)(a)	19,780	1,938,044
Liberty Media Holdings Corp. — Interactive (Class A Stock)(a)	92,000	1,984,440

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
United States (cont’d.)
Lincoln National Corp.	27,100	$1,799,440
Lockheed Martin Corp.	72,935	6,715,125
Lowe’s Cos., Inc.(b)	177,308	5,523,144
Marsh & McLennan Cos., Inc.	154,800	4,746,168
Mellon Financial Corp.(b)	74,200	3,127,530
Merck & Co., Inc.	99,600	4,342,560
Merrill Lynch & Co., Inc.	33,500	3,118,850
Microsoft Corp.	161,700	4,828,362
Monsanto Co.	108,571	5,703,235
Morgan Stanley	44,100	3,591,063
Murphy Oil Corp.(b)	51,600	2,623,860
New York Times Co. (The) (Class A Stock)(b)	67,700	1,649,172
Newell Rubbermaid, Inc.	86,500	2,504,175
NiSource, Inc.	112,400	2,708,840
Nordstrom, Inc.	106,497	5,254,562
NRG Energy, Inc.(a)(b)	19,264	1,078,977
Nucor Corp.	20,700	1,131,462
PepsiCo, Inc.	14,897	931,807
Pfizer, Inc.	144,500	3,742,550
Praxair, Inc.	91,780	5,445,307
Procter & Gamble Co. (The)	136,019	8,741,941
Qwest Communications International, Inc.(a)(b)	171,400	1,434,618
RadioShack Corp.(b)	67,800	1,137,684
Raytheon Co.	49,100	2,592,480
Schering-Plough Corp.(b)	96,500	2,281,260
Schlumberger Ltd.	76,167	4,810,708
Sprint Nextel Corp.	145,000	2,739,050
St. Joe Co. (The)(b)	49,051	2,627,662
St. Paul Travelers Cos., Inc. (The)	39,700	2,131,493
Starbucks Corp.(a)(b)	83,311	2,950,876
State Street Corp.	41,000	2,765,040
Station Casinos, Inc.	43,314	3,537,454
Target Corp.	90,204	5,146,138
Time Warner Cos., Inc.	191,500	4,170,870
U.S. Bancorp	111,600	4,038,804
Union Pacific Corp.	97,444	8,966,797
United Technologies Corp.	81,039	5,066,558
UnitedHealth Group, Inc.	247,272	13,285,925
Verizon Communications, Inc.	68,600	2,554,664
Viacom, Inc. (Class B Stock)(a)	39,200	1,608,376
Wal-Mart Stores, Inc.	56,400	2,604,552
Walt Disney Co.	65,100	2,230,977
Waste Management, Inc.	82,600	3,037,202
Wells Fargo & Co.	125,405	4,459,402
Wyeth	48,100	2,449,252
Wynn Resorts Ltd.(b)	78,188	7,337,944

		400,465,131

TOTAL LONG-TERM INVESTMENTS (cost $752,362,931)		902,248,491

SEE NOTES TO FINANCIAL STATEMENTS.

B61

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

SHORT-TERM INVESTMENT — 7.5%	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $70,116,659 includes $50,850,856 of cash collateral received for securities on loan) (Note 4)(c)(d)	70,116,659	$70,116,659

TOTAL INVESTMENTS(e) — 104.2% (cost $822,479,590)		972,365,150

LIABILITIES IN EXCESS OF OTHER ASSETS — (4.2)%		(39,506,254)

TOTAL NET ASSETS — 100.0%		$932,858,896

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
144A	Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $48,803,921; cash collateral of $50,850,856 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	As of December 31, 2006, 80 securities representing $128,063,028 and 13.7% of the net assets were fair valued in accordance with policies adopted by the Board of Trustees.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Commercial Banks	9.3%
Affiliated Money Market Mutual Fund (including 5.5% of collateral received for securities on loan)	7.5
Oil, Gas & Consumable Fuels	7.0
Capital Markets	6.8
Telecommunications	4.7
Automobiles	4.3
Food & Staples Retailing	3.8
Aerospace & Defense	3.6
Insurance	3.6
Media	3.4
Diversified Financial Services	3.3
Household Durables	3.3
Pharmaceuticals	3.1
Utilities	2.9
Chemicals	2.7
Specialty Retail	2.3
Hotels, Restaurants & Leisure	2.2
Electric Equipment & Instruments	2.1
Road & Rail	1.8
Biotechnology	1.6
Beverages	1.5
Multiline Retail	1.5
Health Care Providers & Services	1.4
Industrial Conglomerates	1.4
Metals & Mining	1.4
Software	1.4
Machinery	1.2
Communications Equipment	1.1
Energy Equipment & Services	1.1
Personal Products	1.1
Real Estate Management & Development	1.1
Consumer Finance	1.0
Textiles, Apparel & Luxury Goods	1.0
Commercial Services & Supplies	0.9
Paper & Forest Products	0.9
Air Freight & Logistics	0.8
Office Electronics	0.7
Semiconductors & Semiconductor Equipment	0.7
Thrifts & Mortgage Finance	0.7
Airlines	0.5
Computers & Peripherals	0.5
Distributors	0.5
Health Care Equipment & Supplies	0.5
Construction & Engineering	0.4
Marine	0.3
Construction Materials	0.2
Diversified Consumer Services	0.2
Internet & Catalog Retail	0.2
IT Services	0.2
Tobacco	0.2
Containers & Packaging	0.1
Independent Power Producers & Energy Traders	0.1
Transportation Infrastructure	0.1

104.2
Liabilities in excess of other assets	(4.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B62

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 93.2%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Asset Backed Securities — 3.8%
Small Business Administration Participation Certificates,
Series 1996-20J, Class 1	7.20%	10/01/16	$4,437	$4,607,951
Series 1997-20A, Class 1	7.15%	01/01/17	4,311	4,471,480
Series 1997-20G, Class 1	6.85%	07/01/17	1,376	1,422,139
Series 1998-20I, Class 1	6.00%	09/01/18	2,863	2,921,201

				13,422,771

Collateralized Mortgage Obligations — 6.6%
Federal Home Loan Mortgage Corp.,
Series 2496, Class PM	5.50%	09/15/17	2,819	2,789,991
Series 2501, Class MC	5.50%	09/15/17	2,000	2,005,337
Series 2513, Class HC	5.00%	10/15/17	2,339	2,267,501
Series 2518, Class PV	5.50%	06/15/19	1,920	1,896,040
Federal National Mortgage Association,
Series 1993-29, Class PH	6.50%	01/25/23	178	177,297
Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,027,849
Series 2002-57, Class ND	5.50%	09/25/17	2,600	2,603,574
Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,063,051
Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 4A-3(a)	4.17%	02/25/34	684	677,110

				23,507,750

Commercial Mortgage Backed Securities — 5.8%
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5(a)	4.857%	07/10/43	1,750	1,695,191
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2000-WF1, Class A1(b)	7.64%	02/15/32	683	695,331
Series 2004-T16, Class A5	4.60%	02/13/46	4,200	4,045,327
Series 2005-PWR8, Class A4	4.674%	06/11/41	1,750	1,675,310
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A4	4.686%	07/15/37	1,750	1,674,679
First Union National Bank Commercial Mortgage Trust,
Series 2000-C1, Class A1	7.739%	05/17/32	386	390,016
Series 2000-C2, Class A1	6.94%	10/15/32	266	265,296
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3	4.608%	01/10/40	6,800	6,572,978
Merrill Lynch Mortgage Trust, Series 2006-C1, Class ASB	5.66%	05/12/39	1,500	1,535,100
Morgan Stanley Capital I, Series 2005-T19, Class AAB	4.852%	06/12/47	1,375	1,346,279
Morgan Stanley Dean Witter I, Series 2001-TOP1, Class A2	6.32%	02/15/33	612	614,196

				20,509,703

Foreign Government Bonds — 1.6%
Australian Government Bond, Series 415	6.25%	04/15/15	AUD 1,045	842,381
Deutsche Bundesrepublik, Series 06	4.00%	07/04/16	EUR 2,080	2,753,655
Japanese Government Bond, Series 90	2.20%	09/20/26	JPY 51,950	445,338
Norwegian Government Bonds	5.00%	05/15/15	NOK 9,400	1,570,151

				5,611,525

Mortgage Backed Securities — 43.9%
Federal Home Loan Mortgage Corp.	5.00%	06/01/33-5/01/34	11,362	10,978,044
Federal Home Loan Mortgage Corp.	5.00%	TBA 30 YR	5,500	5,305,784
Federal Home Loan Mortgage Corp.	6.00%	TBA 30 YR	3,000	3,021,564
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	731	736,882
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-9/01/32	1,112	1,133,997
Federal Home Loan Mortgage Corp.	7.00%	08/01/11-10/01/32	1,272	1,294,381
Federal National Mortgage Association(a)	4.249%	04/01/34	2,333	2,313,991
Federal National Mortgage Association(a)	4.439%	06/01/34	2,297	2,268,233
Federal National Mortgage Association	4.50%	TBA 15 YR	5,000	4,821,875
Federal National Mortgage Association(a)	4.032%	08/01/33	3,684	3,576,331
Federal National Mortgage Association(a)	4.876%	10/01/34	3,043	3,006,202
Federal National Mortgage Association(a)	4.976%	06/01/36	4,742	4,699,684
Federal National Mortgage Association	5.00%	07/01/18-03/01/34	15,056	14,736,302
Federal National Mortgage Association	5.00%	TBA 15 YR	10,500	10,319,526

SEE NOTES TO FINANCIAL STATEMENTS.

B63

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Mortgage Backed Securities (cont’d.)
Federal National Mortgage Association	5.00%	TBA 30 YR	$4,000	$3,861,248
Federal National Mortgage Association	5.50%	01/01/17-11/01/35	43,647	43,180,308
Federal National Mortgage Association	6.00%	TBA 30 YR	500	503,281
Federal National Mortgage Association	6.00%	11/01/14-01/01/36	9,275	9,349,293
Federal National Mortgage Association(a)	6.276%	03/01/11	1,269	1,311,230
Federal National Mortgage Association	6.50%	11/01/09-10/01/32	5,035	5,148,094
Federal National Mortgage Association	6.50%	TBA 30 YR	2,500	2,546,875
Federal National Mortgage Association	7.00%	TBA 30 YR	2,000	2,052,500
Federal National Mortgage Association	7.00%	02/01/12-01/01/36	2,297	2,362,271
Federal National Mortgage Association	7.50%	03/01/07-10/01/12	336	344,982
Federal National Mortgage Association	8.00%	03/01/22-05/01/26	68	71,547
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	270	293,484
Government National Mortgage Association	5.00%	TBA 30 YR	3,000	2,916,564
Government National Mortgage Association	5.00%	07/15/33-04/15/34	4,571	4,450,351
Government National Mortgage Association	5.50%	TBA 30 YR	4,500	4,477,500
Government National Mortgage Association	6.50%	07/15/32-08/15/32	1,036	1,064,653
Government National Mortgage Association	7.00%	03/15/23-08/15/28	2,297	2,374,603
Government National Mortgage Association	7.50%	12/15/25-02/15/26	468	489,417
Government National Mortgage Association	8.50%	09/15/24-04/15/25	556	600,414

				155,611,411

U.S. Government Agency Obligations — 23.4%
Federal Home Loan Bank	4.75%	06/11/08-08/13/10	1,920	1,908,111
Federal Home Loan Bank(c)	4.875%	11/18/11	7,490	7,460,227
Federal Home Loan Bank	5.125%	08/08/08	450	450,304
Federal Home Loan Bank	5.375%	08/19/11	3,580	3,641,236
Federal Home Loan Bank(a)	9.148%	02/20/07	2,000	1,995,980
Federal Home Loan Mortgage Corp.	4.75%	01/18/11	645	640,724
Federal Home Loan Mortgage Corp., M.T.N.	5.00%	12/14/18	2,475	2,416,669
Federal National Mortgage Association	4.875%	04/10/08	28,535	28,436,926
Federal National Mortgage Association(c)	5.125%	04/15/11	6,920	6,969,485
Federal National Mortgage Association	5.30%	02/22/11	16,310	16,231,973
FICO Strip Principal	Zero	05/11/18	4,000	2,244,916
Tennessee Valley Authority, Series B	4.375%	06/15/15	9,850	9,444,298
Tennessee Valley Authority, Series B	5.88%	04/01/36	1,090	1,198,467

				83,039,316

U.S. Government Treasury Securities — 8.1%
United States Treasury Bonds(c)	4.50%	02/15/36	1,025	974,712
United States Treasury Bonds(c)	4.625%	11/15/16	4,165	4,137,669
United States Treasury Bonds	8.125%	05/15/21	840	1,118,447
United States Treasury Inflation Index Notes	2.375%	04/15/11	3,040	3,028,328
United States Treasury Inflation Index Notes	3.875%	01/15/09	8,270	8,497,737
United States Treasury Notes	3.375%	09/15/09	1,860	1,796,280
United States Treasury Notes	4.875%	04/30/08	8	7,993
United States Treasury Notes	5.00%	07/31/08	15	15,025
United States Treasury Strip(c)	Zero	02/15/12-05/15/21	15,230	9,007,298

				28,583,489

TOTAL LONG-TERM INVESTMENTS (cost $333,011,098)				330,285,965

SHORT-TERM INVESTMENTS — 23.5%			Shares
Affiliated Money Market Mutual Funds
Dryden Core Investment Fund — Short Term Bond Series (cost $36,554,024)(e)			3,653,066	36,567,195
Dryden Core Investment Fund — Taxable Money Market Series (cost $46,780,559; includes $21,369,617 of cash collateral received for securities on loan) (Note 4)(d)(e)			46,780,559	46,780,559

TOTAL SHORT-TERM INVESTMENTS (cost $83,334,583)				83,347,754

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 116.7% (cost $416,345,681)				413,633,719

SEE NOTES TO FINANCIAL STATEMENTS.

B64

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

SECURITIES SOLD SHORT — (0.1)%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Mortgage Backed Securities
Federal National Mortgage Association (proceeds received $497,344)	5.50%	TBA 30 YR	$500	$(494,063)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 116.6% (cost $415,848,337)				413,139,656
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (16.6%)				(58,880,871)

TOTAL NET ASSETS — 100.0%				$354,258,785

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
EUR	Euro
FICO	Financing Corporation
JPY	Japanese Yen
M.T.N.	Medium Term Note
NOK	Norwegian Krone
NZD	New Zealand Dollar
TBA	To be announced security

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.

(b)	Security segregated as collateral for futures contracts.

(c)	All or portion of security is on loan. The aggregate market value of such securities is $20,724,279; cash collateral of $21,369,617 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Short-Term Bond Series.

(f)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, forward foreign currency contracts and interest rate swap agreements as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
10	Canadian 10 Yr. Bond	Mar. 07	$976,032	$985,914	$(9,882)
9	10 Yr. Euro-Bund	Mar. 07	1,378,483	1,394,757	(16,274)
13	Long-Term U.K. Gilt	Mar. 07	2,752,315	2,790,771	(38,456)
249	U.S. 30 Yr. Bond	Mar. 07	27,747,937	28,142,827	(394,890)

					(459,502)
Short Positions:
114	U.S. Treasury 2 Yr. Notes	Mar. 07	23,259,562	23,398,622	139,060
106	U.S. Treasury 5 Yr. Notes	Mar. 07	11,136,625	11,192,473	55,848
202	U.S. Treasury 10 Yr. Notes	Mar. 07	21,708,687	21,961,044	252,357

					447,265

					$(12,237)

SEE NOTES TO FINANCIAL STATEMENTS.

B65

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Open forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts:	Contracts to Deliver	Payable at Statement Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Japanese Yen expiring 01/24/07	JPY 80,446,708	$682,139	$678,254	$(3,885)
Norwegian Krone expiring 01/22/07	NOK 6,603,277	1,059,281	1,060,170	889

				(2,996)

Sales Contracts:	Contracts to Deliver	Receivable at Statement Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Australian Dollar expiring 01/19/07	AUD 1,097,963	$862,813	$866,211	$(3,398)
Euros expiring 01/24/07	EUR 2,147,334	2,817,495	2,838,085	(20,590)
Japanese Yen expiring 01/24/07	JPY 126,734,619	1,081,842	1,068,512	13,330
Norwegian Krone expiring 01/22/07	NOK 16,768,796	2,709,693	2,692,265	17,428

				6,770

				$3,774

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty (1)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services	11/02/16	$4,660	5.151%	3 month LIBOR	$(15,451)
Merrill Lynch Capital Services	08/15/22	3,150	5.185%	3 month LIBOR	(35,447)
Morgan Stanley Capital Services	01/04/17	NZD 1,460	6.880%	3 month NZD-BBR-FRA	—
Morgan Stanley Capital Services	12/22/16	NZD 2,930	6.808%	3 month NZD-BBR-FRA	4,555

					$(46,343)

(1)	The Portfolio pays the floating rate and receives the fixed rate.

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Mortgage Backed Securities	43.9%
Affiliated Money Market Mutual Funds (including 6.0% of collateral received for securities on loan)	23.5
U.S. Government Agency Obligations	23.4
U.S. Government Treasury Securities	8.1
Collateralized Mortgage Obligations	6.6
Commercial Mortgage Backed Securities	5.8
Asset Backed Securities	3.8
Foreign Government Bonds	1.6

116.7
Securities Sold Short	(0.1)
Other liabilities in excess of other assets	(16.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B66

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 93.9% CORPORATE BONDS — 91.6%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 2.4%
BE Aerospace, Inc., Sr. Sub Notes, Ser. B(b)	B3	8.875%	05/01/11	$3,485	$3,606,975
Bombardier Inc., Sr. Unsec’d (Canada)(j)	Ba2	8.00%	11/15/14	1,425	1,460,625
Bombardier, Inc., Notes (Canada)(j)(b)	Ba2	6.30%	05/01/14	1,000	940,000
DRS Technologies, Inc., Gtd. Notes	B1	6.625%	02/01/16	4,600	4,634,500
DRS Technologies, Inc., Gtd. Notes(b)	B3	7.625%	02/01/18	3,050	3,141,500
Esterline Technologies Corp., Sr. Sub. Notes	Ba3	7.75%	06/15/13	4,500	4,590,000
K&F Acquisition, Inc., Gtd. Notes	Caa1	7.75%	11/15/14	2,750	2,832,500
K&F Industry, Inc., Bank Loan(g)(i)	B2	7.35%	11/18/12	1,953	1,959,002
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%	06/15/12	11,050	11,436,749
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	2,000	1,940,000
Sequa Corp., Sr. Notes	B2	9.00%	08/01/09	575	615,250
Sequa Corp., Sr. Notes, Ser. B	B2	8.875%	04/01/08	3,475	3,579,250
Standard Aero Holdings, Inc., Gtd. Notes	Caa1	8.25%	09/01/14	560	565,600

					41,301,951

Airlines — 0.4%
AMR Corp., MTN	CCC†(f)	10.40%	03/10/11	1,000	1,001,250
AMR Corp., MTN	CCC†(f)	10.40%	03/15/11	1,000	1,001,250
AMR Corp., MTN	NR	10.55%	03/12/21	1,425	1,359,094
Calair Capital Corp., Gtd. Notes	Caa1	8.125%	04/01/08	1,978	1,982,945
Continental Airlines, Inc., Pass-thru Certs., Ser. 98-1, Class B(b)	Ba2	6.748%	09/15/18	1,575	1,559,693
Ser. 99-2, Class B	Ba2	7.566%	09/15/21	485	489,470

					7,393,702

Automotive — 5.0%
ArvinMeritor, Inc., Notes(b)	Ba3	8.75%	03/01/12	1,310	1,346,025
Ford Motor Co., Bank Loan(g)(i)	Ba3	8.36%	12/12/13	15,000	15,009,375
Ford Motor Credit Co., Sr. Unsec’d	B1	8.00%	12/15/16	1,330	1,314,240
Ford Motor Credit Co., Notes	B1	7.875%	06/15/10	26,380	26,599,111
Ford Motor Credit Co., Sr. Notes(b)	B1	9.875%	08/10/11	6,500	6,951,919
General Motors Corp., Notes(b)	Caa1	7.20%	01/15/11	12,305	11,935,850
General Motors Nova Scotia Finance Co., Gtd. Notes (Canada)	Caa1	6.85%	10/15/08	4,100	4,079,500
Lear Corp., Sr. Notes(j)	B3	8.75%	12/01/16	3,220	3,111,325
TRW Automotive, Inc., Sr. Notes	Ba3	9.375%	02/15/13	5,185	5,560,913
TRW Automotive, Inc., Sr. Sub. Notes(b)	B1	11.00%	02/15/13	975	1,068,844
Visteon Corp., Sr. Notes(b)	Caa2	7.00%	03/10/14	2,245	1,964,375
Visteon Corp., Sr. Notes(b)	Caa2	8.25%	08/01/10	6,905	6,732,375

					85,673,852

Banking — 0.4%
Halyk Savings Bank of Kazakhstan, Notes (Kazakhstan)(j)	Baa1	8.125%	10/07/09	1,305	1,370,250
Kazkommerts International BV, Gtd. Notes (Netherlands)(j)	Baa1	7.00%	11/03/09	1,685	1,706,063
Kazkommerts International BV, Gtd. Notes (Netherlands)(j)	Baa1	8.50%	04/16/13	3,360	3,607,800

					6,684,113

Building Materials & Construction — 1.3%
Beazer Homes USA, Inc., Gtd. Notes	Ba1	8.625%	05/15/11	1,820	1,874,600
D.R. Horton, Inc., Gtd. Notes	Baa3	8.00%	02/01/09	500	523,561
Goodman Global Holdings, Inc., Sr. Notes, Ser. B(i)	B1	8.36%	06/15/12	2,659	2,698,885
K Hovnanian Enterprises, Inc., Gtd. Notes	Ba1	6.25%	01/15/15	2,525	2,398,750
KB Home, Notes	Ba1	6.375%	08/15/11	700	688,760
KB Home, Sr. Sub. Notes	Ba2	8.625%	12/15/08	2,800	2,909,245
KB Home, Sr. Sub. Notes	Ba2	9.50%	02/15/11	250	257,500
Nortek, Inc., Sr. Sub. Notes(b)	B3	8.50%	09/01/14	6,725	6,590,499
Toll Corp., Sr. Sub. Notes(b)	Ba2	8.25%	02/01/11	4,150	4,274,500

					22,216,300

SEE NOTES TO FINANCIAL STATEMENTS.

B67

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
Cable — 4.5%
Cablevision Systems Corp., Sr. Notes, Ser. B	B3	8.00%	04/15/12	$875		$859,688
Callahan Nordrhein-Westfalen, Sr. Disc. Notes (Germany)(c)(g)	NR	16.00%	07/15/10	7,000		70
Charter Communications Holdings I LLC, Gtd. Notes(j)	NR	11.00%	10/01/15	3,240		3,312,900
Charter Communications Holdings II LLC, Gtd. Notes(j)	NR	10.25%	10/01/13	4,145		4,414,425
Charter Communications Holdings I LLC, Gtd. Notes(b)	Caa3	10.00%	05/15/14	2,517		2,174,059
Charter Communications Holdings I LLC, Gtd. Notes(b)	Caa3	11.125%	01/15/14	1,515		1,333,200
Charter Communications Holdings I LLC, Gtd. Notes	Caa3	11.75%	05/15/14	3,150		2,842,875
Charter Communications Holdings I LLC, Gtd. Notes(b)	Caa3	13.50%	01/15/14	1,000		982,500
Charter Communications Holdings I LLC, Sec’d. Notes	Caa2	11.00%	10/01/15	8,928		9,162,359
Charter Communications Holdings II LLC, Sr. Notes	Caa2	10.25%	09/15/10	3,725		3,897,281
Charter Communications Holdings II LLC, Sr. Notes, Ser. B(b)	Caa2	10.25%	09/15/10	1,000		1,043,750
Charter Communications Holdings LLC, Bank Loan(g)(i)	B2	7.995%	04/28/13	8,500		8,550,736
Charter Communications Operating LLC, Sr. Notes(j)	B3	8.375%	04/30/14	4,440		4,634,249
Comcast Cable Communications Holdings, Inc., Gtd Notes(j)	Baa2	8.375%	03/15/13	100	(h)	114
CSC Holdings, Inc., Debs.	B2	7.625%	07/15/18	3,800		3,700,250
CSC Holdings, Inc., Debs.	B2	7.875%	02/15/18	800		798,000
CSC Holdings, Inc., Debs., Ser. B	B2	8.125%	08/15/09	5,450		5,647,562
CSC Holdings, Inc., Sr. Notes(k)	B2	7.875%	12/15/07	3,775		3,822,188
CSC Holdings, Inc., Sr. Notes, Ser. B(b)	B2	7.625%	04/01/11	350		356,563
CSC Holdings, Inc., Sr. Notes, Ser. B	B2	8.125%	07/15/09	2,410		2,497,363
Mediacom Broadband LLC, Sr. Notes(j)	B3	8.50%	10/15/15	1,975		1,999,688
Mediacom LLC, Sr. Notes	B3	9.50%	01/15/13	875		901,250
Rogers Cable, Inc., Sr. Notes (Canada)	Ba2	6.75%	03/15/15	800		824,269
UPC Broadbank Holdings BV, Bank Loan(g)(i)	B1	7.37%	03/31/13	2,500		2,500,000
UPC Broadbank Holdings BV, Bank Loan(g)(i)	B1	7.37%	12/31/13	2,500		2,500,000
Videotron Ltee, Gtd. Notes (Canada)	Ba2	6.375%	12/15/15	3,450		3,372,375
Videotron Ltee, Gtd. Notes (Canada)(b)	Ba2	6.875%	01/15/14	4,570		4,598,563

						76,726,277

Capital Goods — 5.4%
ALH Finance LLC, Sr. Sub. Notes	B3	8.50%	01/15/13	1,400		1,375,500
Allied Waste of North America, Inc., Sec’d Notes, Ser. B(b)	B2	5.75%	02/15/11	5,320		5,147,100
Allied Waste of North America, Inc., Sr. Notes(b)	B2	7.25%	03/15/15	900		901,125
Allied Waste of North America, Inc., Sr. Notes	B2	7.875%	04/15/13	675		696,094
Allied Waste of North America, Inc., Sr. Notes, Ser. B	B2	8.50%	12/01/08	8,200		8,620,249
Aramark Services, Inc. Notes	B2	5.00%	06/01/12	3,425		2,934,598
Ashtead Capital, Inc., Notes(b)(j)	B3	9.00%	08/15/16	3,270		3,498,900
Avis Budget Car Rental LLC, Sr. Notes(j)	Ba3	7.625%	05/15/14	1,835		1,789,125
Blount, Inc., Sr. Sub Notes(b)	B2	8.875%	08/01/12	7,825		7,981,500
Case New Holland, Inc., Gtd. Notes	Ba3	9.25%	08/01/11	3,360		3,557,400
Columbus Mckinnon Corp., Sr. Sub. Notes(b)	B2	8.875%	11/01/13	3,990		4,209,450
Hertz Corp., Sr. Notes(j)	B1	8.875%	01/01/14	9,275		9,715,562
Holt Group, Inc., Gtd. Notes(c)(g)	NR	9.75%	01/15/06	800		8
Invensys PLC, Sr. Notes (United Kingdom)(j)	B2	9.875%	03/15/11	360		386,100
Johnsondiversey Holdings, Inc., Disc. Notes(b)	Caa1	10.67%	05/15/13	2,590		2,499,350
Johnsondiversey, Inc., Gtd. Notes, Ser. B(b)	B3	9.625%	05/15/12	1,550		1,623,625
Manitowoc Co., Inc., Gtd. Notes	B2	10.50%	08/01/12	6,120		6,571,350
Rental Service Corp,(j)	Caa1	9.50%	12/01/14	3,525		3,639,563
Rexnord Corp., Gtd. Notes(b)(j)	B3	9.50%	08/01/14	2,850		2,964,000
Stena AB, Sr. Notes (Sweden)(b)	Ba3	7.50%	11/01/13	5,175		5,110,313
Stena AB, Sr. Notes (Sweden)	Ba3	9.625%	12/01/12	3,375		3,594,375
Terex Corp., Gtd. Notes	B1	7.375%	01/15/14	2,790		2,831,850
Terex Corp., Gtd. Notes	B1	9.25%	07/15/11	2,825		2,955,656
Trism, Inc., Gtd. Notes(c)(g)	NR	12.00%	02/15/05	1,305		13
United Rentals North America, Inc., Gtd. Notes(b)	B1	6.50%	02/15/12	1,800		1,777,500
United Rentals North America, Inc., Sr. Sub. Notes(b)	B3	7.75%	11/15/13	3,150		3,161,813
Valmont Industries, Inc., Gtd. Notes	Ba3	6.875%	05/01/14	4,920		4,876,950

						92,419,069

SEE NOTES TO FINANCIAL STATEMENTS.

B68

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Chemicals — 3.4%
Equistar Chemicals LP, Gtd. Notes	B1	10.125%	09/01/08	$5,420	$5,758,750
Equistar Chemicals LP, Sr. Notes	B1	10.625%	05/01/11	2,185	2,327,025
Huntsman International LLC, Gtd. Notes	B2	9.875%	03/01/09	5,459	5,622,770
Huntsman International LLC, Gtd. Notes	Ba3	11.625%	10/15/10	5,301	5,791,342
Ineos Group Holdings PLC, Notes (United Kingdom)(b)(j)	B2	8.50%	02/15/16	1,450	1,384,750
Koppers, Inc., Gtd. Notes	B2	9.875%	10/15/13	5,417	5,890,987
Lyondell Chemical Co., Gtd. Notes	Ba2	10.50%	06/01/13	4,050	4,455,000
Momentive Performance Materials, Inc., Sr. Notes,(j)	B3	9.75%	12/01/14	4,100	4,100,000
Mosaic Co., Sr. Notes,(j)	B1	7.375%	12/01/14	2,375	2,437,344
Mosaic Co., Sr. Notes,(j)(b)	B1	7.625%	12/01/16	2,375	2,461,094
Nalco Co., Sr. Notes	B1	7.75%	11/15/11	2,450	2,505,125
Nalco Co., Sr. Sub. Notes	B3	8.875%	11/15/13	4,050	4,287,938
OM Group, Inc., Gtd. Notes(b)	B3	9.25%	12/15/11	2,140	2,238,975
Rhodia SA, Sr. Notes (France)(b)	B2	10.25%	06/01/10	1,602	1,826,280
Rhodia SA, Sr. Sub. Notes (France)(b)	B3	8.875%	06/01/11	4,338	4,576,590
Rockwood Specialties Group, Inc., Sr. Sub. Notes	B3	10.625%	05/15/11	2,633	2,804,145

					58,468,115

Consumer — 2.1%
Levi Strauss & Co., Sr. Notes	B3	8.875%	04/01/16	450	470,250
Levi Strauss & Co., Sr. Notes	B3	12.25%	12/15/12	4,870	5,417,875
Levi Strauss & Co., Sr. Unsub. Notes(i)	B3	10.1216%	04/01/12	950	974,938
Mac-Gray Corp., Sr. Notes	B2	7.625%	08/15/15	2,950	2,994,250
Playtex Products, Inc., Gtd. Notes(b)	Caa1	9.375%	06/01/11	6,160	6,421,799
Playtex Products, Inc., Sec’d Notes	Ba3	8.00%	03/01/11	315	329,175
Service Corp, Sr. Notes	B1	7.00%	06/15/17	2,100	2,126,250
Service Corp. International, Debs.	B1	7.875%	02/01/13	2,000	2,105,000
Service Corp. International, Sr. Unsec’d. Notes	B1	6.50%	03/15/08	2,000	2,010,000
Simmons Bedding Co., Sr. Sub. Notes(b)	B3	7.875%	01/15/14	3,375	3,417,188
Stewart Enterprises, Inc., Sr. Notes(b)	B1	6.25%	02/15/13	3,450	3,320,625
TDS Investor Corp., Sr. Sub. Notes(b)(j)	Caa1	11.875%	09/01/16	3,095	3,172,375
West Corp., Sr. Sub. Notes(b)(j)	Caa1	11.00%	10/15/16	3,025	3,055,250

					35,814,975

Electric — 7.6%
AES Corp., Sec’d Notes(j)	Ba3	9.00%	05/15/15	1,625	1,746,875
AES Corp., Sec’d. Notes(j)	Ba3	8.75%	05/15/13	3,195	3,422,644
AES Corp., Sr. Notes	B1	9.375%	09/15/10	9,200	9,993,499
AES Corp., Sr. Notes(b)	B1	9.50%	06/01/09	1,325	1,417,750
AES Eastern Energy LP, Pass-thru-Certs, Ser. 99-B	Ba1	9.67%	01/02/29	2,000	2,510,000
Ser. 99-A	Ba1	9.00%	01/02/17	2,878	3,223,168
Aquila, Inc., Sr. Notes	B2	9.95%	02/01/11	204	223,441
CMS Energy Corp., Sr. Notes	Ba3	7.50%	01/15/09	3,290	3,392,813
CMS Energy Corp., Sr. Notes(b)	Ba3	8.50%	04/15/11	1,310	1,424,625
CMS Energy Corp., Sr. Notes	Ba3	9.875%	10/15/07	4,725	4,872,656
Dynegy Holdings, Inc., Debs.	B2	7.125%	05/15/18	675	658,125
Dynegy Holdings, Inc., Debs.	B2	7.625%	10/15/26	1,425	1,382,250
Dynegy Holdings, Inc., Sr. Notes	B2	6.875%	04/01/11	1,210	1,210,000
Dynegy Holdings, Inc., Sr. Unsec’d Notes(b)	B2	8.375%	05/01/16	5,875	6,168,750
Edison Mission Energy, Sr. Unsec’d Notes(b)	B1	7.75%	06/15/16	3,750	3,975,000
Edison Mission Energy, Sr. Notes(b)	B1	7.73%	06/15/09	6,615	6,846,525
Empresa Nacional de Electricidad S.A., Notes (Chile)	Baa3	8.625%	08/01/15	4,700	5,531,613
Empresa Nacional de Electricidad S.A., Unsub. Notes (Chile)	Baa3	8.35%	08/01/13	4,415	5,007,745
Homer City Funding LLC, Gtd. Notes	Ba2	8.137%	10/01/19	1,463	1,594,125
Midwest Generation LLC, Pass-thru Certs., Ser. A(g)	Ba2	8.30%	07/02/09	4,160	4,280,020
Midwest Generation LLC, Pass-thru Certs., Ser. B	Ba2	8.56%	01/02/16	1,102	1,214,884
Midwest Generation LLC, Sr. Sec’d. Notes	Ba2	8.75%	05/01/34	4,625	5,018,125

SEE NOTES TO FINANCIAL STATEMENTS.

B69

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Electric (cont’d.)
Mirant Americas Generation LLC, Sr. Notes	Caa1	8.30%	05/01/11	$6,225	$6,380,625
Mirant Corp., Sr. Notes(c)(g)(j)	NR	7.40%	07/15/04	1,825	18,250
Mirant North America LLC, Sr. Notes	B2	7.375%	12/31/13	2,625	2,664,375
Mission Energy Holding Co., Sec’d. Notes	B2	13.50%	07/15/08	1,775	1,956,938
Nevada Power Co., Gen Ref. Mtge. Notes, Ser. A	Ba1	8.25%	06/01/11	1,675	1,829,748
NRG Energy, Inc., Gtd. Notes	B1	7.375%	01/15/17	5,300	5,313,250
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	11,000	11,054,999
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	5,055	5,737,425
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. B(g)	Ba2	9.237%	07/02/17	1,684	1,886,513
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. C	Ba2	9.681%	07/02/26	250	297,500
Reliant Energy, Inc., Sec. Notes	B2	9.50%	07/15/13	4,515	4,842,338
Sierra Pacific Power Co., Gen. Ref. Mtge. Notes, Ser. A	Ba1	8.00%	06/01/08	1,505	1,546,762
Sierra Pacific Resources, Inc., Sr. Notes(b)	B1	8.625%	03/15/14	1,530	1,642,698
TECO Energy, Inc., Sr. Notes	Ba2	7.50%	06/15/10	3,800	4,047,000
TXU Corp., Sr. Notes, Ser. P	Ba1	5.55%	11/15/14	1,200	1,139,209
TXU Corp., Sr. Notes, Ser. Q	Ba1	6.50%	11/15/24	2,825	2,661,407
UtiliCorp Finance, Gtd., Notes (Canada)	B2	7.75%	06/15/11	1,990	2,099,924
York Power Funding Cayman Ltd., Gtd. Notes (Cayman Islands) (cost $539,993; purchased 7/31/98)(c)(g)(j)(l)	D(f)	Zero	10/30/07	540	60,911

					130,294,505

Energy – Integrated — 0.2%
TNK-BP Finance SA, Gtd. Notes (Luxembourg)	Baa2	7.50%	07/18/16	3,000	3,191,250

Energy – Other — 3.1%
Chesapeake Energy Corp., Gtd. Notes	Ba2	6.25%	01/15/18	1,025	986,563
Chesapeake Energy Corp., Gtd. Notes(b)	Ba2	6.50%	08/15/17	2,235	2,184,713
Chesapeake Energy Corp., Gtd. Notes	Ba2	7.75%	01/15/15	3,054	3,179,978
Chesapeake Energy Corp., Sr. Notes	Ba2	6.375%	06/15/15	3,950	3,910,500
Chesapeake Energy Corp., Sr. Notes	Ba2	7.00%	08/15/14	2,350	2,388,188
Chesapeake Energy Corp., Sr. Notes	Ba2	7.50%	06/15/14	1,000	1,038,750
Compton Petroleum Corp., Gtd. Notes (Canada)	B2	7.625%	12/01/13	2,100	2,026,500
Encore Acquisition Co., Sr. Sub. Notes	B1	6.00%	07/15/15	1,100	1,003,750
Encore Acquisition Co., Sr. Sub. Notes	B1	6.25%	04/15/14	2,400	2,250,000
Forest Oil Corp., Sr. Notes	B1	8.00%	06/15/08	440	450,450
Hanover Equipment Trust, Sec’d. Notes, Ser. A	Ba3	8.50%	09/01/08	2,053	2,078,663
Hanover Equipment Trust, Sec’d. Notes, Ser. B(b)	Ba3	8.75%	09/01/11	3,445	3,591,413
Houston Exploration Co., Sr. Sub. Notes	B2	7.00%	06/15/13	1,625	1,584,375
Magnum Hunter Resources, Inc., Gtd. Notes	B1	9.60%	03/15/12	341	358,476
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	09/01/14	4,875	4,853,999
OPTI Canada Inc., Gtd. Notes(j)	B1	8.25%	12/15/14	4,075	4,187,062
Parker Drilling Co., Sr. Notes(b)	B2	9.625%	10/01/13	4,030	4,417,887
Petrohawk Energy Corp, Gtd. Notes	B3	9.125%	07/15/13	4,975	5,223,749
Pioneer Natural Resource Co., Bonds	Ba1	6.875%	05/01/18	3,550	3,432,481
Pioneer Natural Resource Co., Sr. Notes	Ba1	5.875%	07/15/16	2,150	1,982,672
Pogo Producing Co., Sr. Sub. Notes(b)	B1	6.875%	10/01/17	1,015	969,325
Pride International, Inc., Sr. Notes	Ba2	7.375%	07/15/14	320	330,400
Tesero Corp, Gtd. Notes	Ba1	6.25%	11/01/12	55	54,725
Tesoro Corp, Gtd. Notes	Ba1	6.625%	11/01/15	1,175	1,166,188

					53,650,807

Foods — 2.3%
Ahold Finance USA, Inc. Gtd. Notes	Ba1	6.875%	05/01/29	1,780	1,744,400
Ahold Finance USA, Inc., Notes(b)	Ba1	8.25%	07/15/10	1,120	1,213,800
Alberton’s LLC, Debs.	B1	7.45%	08/01/29	3,775	3,688,171
Alberton’s LLC, Debs.	B1	8.70%	05/01/30	2,050	2,141,164
Albertson’s LLC, Sr. Notes	B1	7.50%	02/15/11	1,900	1,974,039
Carrols Corp., Gtd. Notes	Caa1	9.00%	01/15/13	500	511,250
Constellation Brands, Inc., Gtd. Notes	Ba2	7.25%	09/01/16	3,425	3,519,188

SEE NOTES TO FINANCIAL STATEMENTS.

B70

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Foods (cont’d.)
Dean Foods Co., Gtd. Notes	Ba2	7.00%	06/01/16	$2,300	$2,323,000
Del Monte Corp., Sr. Sub. Notes(b)	B2	8.625%	12/15/12	1,830	1,930,650
Delhaize America, Inc., Gtd. Notes	Ba1	8.125%	04/15/11	3,400	3,667,770
Dole Food Co., Inc., Gtd. Notes	B3	7.25%	06/15/10	1,760	1,676,400
Dole Food Co., Inc., Sr. Notes	B3	8.625%	05/01/09	823	817,856
National Beef Packing Co., LLC, Sr. Notes	Caa1	10.50%	08/01/11	3,150	3,323,250
Pathmark Stores, Inc., Gtd. Notes	Caa2	8.75%	02/01/12	1,590	1,591,988
Pilgrim’s Pride Corp., Gtd. Notes	Ba3	9.625%	09/15/11	2,125	2,220,625
Smithfield Foods, Inc., Sr. Notes, Ser. B(b)	Ba3	7.75%	05/15/13	140	144,900
Smithfield Foods, Inc., Sr. Notes, Ser. B	Ba3	8.00%	10/15/09	2,040	2,131,800
Stater Brothers Holdings, Inc., Sr. Notes(b)	B1	8.125%	06/15/12	2,140	2,172,100
Supervalu Inc., Sr. Notes(b)	B1	7.50%	11/15/14	3,375	3,519,119

					40,311,470

Foreign Agencies — 0.4%
Gazprom OAO, Notes (Russia)(b)(j)	A3	9.625%	03/01/13	3,750	4,490,625
Gazprom OAO, Notes (Russia)	A3	10.50%	10/21/09	1,720	1,943,600

					6,434,225

Gaming — 5.4%
Aztar Corp., Sr. Sub. Notes(b)	Ba3	7.875%	06/15/14	5,800	6,300,250
Boyd Gaming Corp., Sr. Sub. Notes(b)	Ba3	6.75%	04/15/14	3,559	3,550,103
Boyd Gaming Corp., Sr. Sub. Notes	Ba3	8.75%	04/15/12	1,500	1,567,500
Caesars Entertainment Corp., Sr. Sub. Notes(b)	Ba1	8.125%	05/15/11	3,230	3,379,388
CCM Merger, Inc., Notes(b)(j)	B3	8.00%	08/01/13	7,740	7,565,849
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	5.625%	06/01/15	7,350	6,303,713
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	6.50%	06/01/16	775	693,896
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	5.50%	07/01/10	1,200	1,176,181
Isle of Capri Casinos, Inc., Gtd. Notes	B1	9.00%	03/15/12	2,530	2,643,850
Isle of Capri Casinos, Inc., Sr. Sub. Notes	B1	7.00%	03/01/14	750	746,250
Mandalay Resort Group, Sr. Notes	Ba2	9.50%	08/01/08	845	887,250
Mandalay Resort Group, Sr. Sub. Notes	B1	9.375%	02/15/10	581	621,670
MGM Mirage, Inc., Gtd. Notes	Ba2	7.625%	01/15/17	2,225	2,230,563
MGM Mirage, Inc., Gtd. Notes	Ba2	6.00%	10/01/09	6,565	6,548,587
MGM Mirage, Inc., Gtd. Notes(b)	Ba2	6.625%	07/15/15	390	371,475
MGM Mirage, Inc., Gtd. Notes(b)	Ba2	6.875%	04/01/16	5,150	4,944,000
MGM Mirage, Inc., Gtd. Notes	B1	8.375%	02/01/11	1,792	1,859,200
MGM Mirage, Inc., Gtd. Notes	B1	9.75%	06/01/07	9,051	9,164,137
MGM Mirage, Inc., Sr. Notes	Ba2	5.875%	02/27/14	2,750	2,543,750
Mohegan Tribal Gaming Authority, Sr. Notes	Baa2	6.125%	02/15/13	1,000	992,500
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba2	6.375%	07/15/09	1,400	1,400,000
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba2	7.125%	08/15/14	1,000	1,013,750
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba2	8.00%	04/01/12	2,845	2,962,356
Mohegan Tribal Gaming Authority, Sr. Sub. Notes(g)	Ba2	8.375%	07/01/11	400	415,000
Seneca Gaming Corp., Sr. Unsec’d. Notes, Ser. B	Ba2	7.25%	05/01/12	5,375	5,469,063
Station Casinos, Inc., Sr. Notes	Ba2	6.00%	04/01/12	4,760	4,516,050
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.50%	02/01/14	1,500	1,333,125
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.625%	03/15/18	1,300	1,114,750
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.875%	03/01/16	3,155	2,831,613
Station Casinos, Inc., Sr. Unsec’d Notes	Ba2	7.75%	08/15/16	2,375	2,392,813
Trump Entertainment Resorts, Inc., Sec’d. Notes(b)	Caa1	8.50%	06/01/15	5,195	5,169,025

					92,707,657

Health Care & Pharmaceutical — 7.6%
Accellent Inc., Gtd. Notes	Caa1	10.50%	12/01/13	16,563	17,184,112
Alliance Imaging, Inc., Sr. Sub. Notes(b)	B3	7.25%	12/15/12	3,775	3,586,250
Columbia/HCA Healthcare Corp., Debs.	Caa1	7.50%	12/15/23	600	488,231
Columbia/HCA Healthcare Corp., MTN	Caa1	8.70%	02/10/10	1,800	1,863,302
Columbia/HCA Healthcare Corp., MTN	Caa1	9.00%	12/15/14	4,965	4,812,684

SEE NOTES TO FINANCIAL STATEMENTS.

B71

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Health Care & Pharmaceutical (cont’d.)
Concentra Operating Corp., Gtd. Notes	B3	9.125%	06/01/12	$2,275	$2,388,750
Concentra Operating Corp., Gtd. Notes	B3	9.50%	08/15/10	200	210,000
Elan Finance PLC, Sr. Unsec’d, (Ireland)(j)	B3	8.875%	12/01/13	4,500	4,500,000
Elan Finance PLC, Gtd. Notes (Ireland)(b)(i)	B3	9.3737%	11/15/11	1,020	1,012,350
Fisher Scientific International Inc., Sr Sub. Notes	Baa3	6.125%	07/01/15	3,000	2,965,824
Hanger Orthopedic Group, Inc., Sr. Notes(k)	Caa2	10.25%	06/01/14	3,500	3,613,750
HCA, Inc., Sec’d Notes(j)	B2	9.625%	11/15/16	11,100	11,932,500
HCA, Inc., Bank Loan(g)(i)	Ba3	8.1137%	11/14/13	15,000	15,164,430
HCA, Inc., Sr. Unsec’d Notes(b)	Caa1	6.25%	02/15/13	2,700	2,389,500
HCA, Inc., Sr. Unsec’d Notes(k)	Caa1	8.75%	09/01/10	2,200	2,293,500
IASIS Healthcare LLC, Sr. Sub. Notes	B3	8.75%	06/15/14	1,025	1,037,813
Inverness Medical Innovations, Inc., Sr. Sub. Notes(g)	Caa1	8.75%	02/15/12	4,505	4,685,200
Medco Health Solutions, Inc., Sr. Notes	Baa3	7.25%	08/15/13	455	488,387
MedQuest, Inc., Gtd. Notes, Ser. B	Caa1	11.875%	08/15/12	840	693,000
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.125%	06/01/13	2,500	2,393,750
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.875%	12/15/15	1,800	1,777,500
Res-Care, Inc., Sr. Notes	B1	7.75%	10/15/13	4,800	4,920,000
Select Medical Corp., Gtd. Notes	B2	7.625%	02/01/15	4,125	3,423,750
Senior Housing Properties Trust, Sr. Notes	Ba2	7.875%	04/15/15	1,300	1,345,500
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625%	01/15/12	3,730	4,047,050
Skilled Healthcare Group, Inc., Sr. Sub. Notes(j)	Caa1	11.00%	01/15/14	11,505	12,655,500
Tenet Healthcare Corp., Sr. Notes	Caa1	9.25%	02/01/15	2,710	2,710,000
Ventas Realty LP, Gtd. Notes	Ba2	7.125%	06/01/15	4,500	4,725,000
Ventas Realty LP, Gtd. Notes	Ba2	8.75%	05/01/09	2,000	2,125,000
Ventas Realty LP, Gtd. Notes	Ba2	9.00%	05/01/12	3,648	4,122,240
Ventas Realty LP, Sr. Notes(b)	Ba2	6.50%	06/01/16	1,000	1,025,000
Warner Chilcott Corp., Gtd. Notes	Caa1	8.75%	02/01/15	4,490	4,602,250

					131,182,123

Health Care Insurance — 0.4%
Coventry Health Care, Inc., Sr. Notes	Ba1	5.875%	01/15/12	2,800	2,764,572
Coventry Health Care, Inc., Sr. Notes	Ba1	6.125%	01/15/15	1,000	985,501
Coventry Health Care, Inc., Sr. Notes	Ba1	8.125%	02/15/12	2,675	2,775,312

					6,525,385

Lodging — 1.7%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%	06/01/11	6,275	6,682,875
Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	2,000	2,075,000
Hilton Hotels Corp., Notes	Ba2	7.625%	12/01/12	135	143,100
Hilton Hotels Corp., Sr. Notes	Ba2	7.50%	12/15/17	450	468,000
Host Marriott LP, Sr. Notes(j)	Ba1	6.875%	11/01/14	925	936,563
Host Marriott LP, Sr. Notes	Ba1	6.75%	06/01/16	4,600	4,605,750
Host Marriott LP, Sr. Notes(b)	Ba1	7.125%	11/01/13	3,890	3,977,525
Host Marriott LP, Sr. Notes, Ser. M	Ba1	7.00%	08/15/12	8,150	8,272,249
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)	Ba1	6.875%	12/01/13	1,300	1,317,740
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba1	8.75%	02/02/11	1,150	1,256,894

					29,735,696

Media & Entertainment — 6.9%
AMC Entertainment, Inc., Gtd Notes	B3	11.00%	02/01/16	2,465	2,766,963
AMC Entertainment, Inc., Gtd. Notes, Ser. B	Ba3	8.625%	08/15/12	2,125	2,223,281
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00%	03/01/14	675	669,938
Cinemark, Inc., Sr. Disc. Notes	B3	9.75%	03/15/14	3,050	2,619,188
Dex Media East LLC, Gtd. Notes	B2	12.125%	11/15/12	7,298	8,036,922
Dex Media West LLC, Sr. Sub. Notes, Ser. B	B2	9.875%	08/15/13	7,725	8,420,249
Dex Media, Inc., Notes	B3	8.00%	11/15/13	2,825	2,909,750
DirecTV Holdings LLC, Gtd. Notes	Ba3	6.375%	06/15/15	2,777	2,662,449
DirecTVHoldings LLC, Sr. Notes	Ba3	8.375%	03/15/13	425	442,000
Echostar DBS Corp., Gtd. Notes(b)	BB-(f)	7.125%	02/01/16	4,875	4,875,000

SEE NOTES TO FINANCIAL STATEMENTS.

B72

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Media & Entertainment (cont’d.)
Echostar DBS Corp., Gtd. Notes	Ba3	6.625%	10/01/14	$4,675	$4,558,125
Gray Television, Inc., Gtd. Notes	B1	9.25%	12/15/11	4,605	4,817,981
Idearc Inc., Sr. Notes	B2	8.00%	11/15/16	4,125	4,186,875
Intelsat Bermuda Ltd., Gtd Notes (Bermuda)(b)(j)	B2	9.25%	06/15/16	2,900	3,117,500
Intelsat Bermuda, Ltd., Sr. Notes (Bermuda)(j)	Caa1	11.25%	06/15/16	9,275	10,179,312
Intelsat Subsidiary Holding Co., Ltd., Sr. Notes (Bermuda)	B2	8.25%	01/15/13	7,610	7,724,150
Medianews Group, Inc., Sr. Sub. Notes	B2	6.375%	04/01/14	2,375	2,042,500
Medianews Group, Inc., Sr. Sub. Notes	B2	6.875%	10/01/13	1,375	1,244,375
Morris Publishing Group LLC, Gtd. Notes	B1	7.00%	08/01/13	1,050	994,875
Nielsen Finance LLC, Sr. Notes(j)	B3	10.00%	08/01/14	2,375	2,573,906
PRIMEDIA, Inc., Sr. Notes	B2	8.875%	05/15/11	2,000	2,040,000
PRIMEDIA, Inc., Sr. Notes(b)(i)	B2	10.7488%	05/15/10	2,145	2,230,800
Quebecor Media, Inc. Sr. Notes (Canada)(b)	B2	7.75%	03/15/16	2,930	2,992,263
Quebecor World Capital Corp., Sr. Notes (Canada)(b)(j)	B2	8.75%	03/15/16	2,215	2,120,863
Quebecor World Capital Corp., Sr. Notes (Canada)(j)(k)	B2	9.75%	01/15/15	1,900	1,911,875
R.H. Donnelley Finance Corp I., Gtd. Notes (cost $2,995,000; purchase 6/15/06)(j)(l)	B2	10.875%	12/15/12	2,995	3,264,550
R.H. Donnelley, Inc., Gtd. Notes	B2	10.875%	12/15/12	800	872,000
Rainbow National Services LLC, Sr. Notes(j)	B2	8.75%	09/01/12	2,000	2,102,500
Rainbow National Services LLC, Sr. Sub. Debs.(j)	B3	10.375%	09/01/14	325	361,156
RH Donnelley Corp., Sr. Disc. Notes, Ser. A-1	B3	6.875%	01/15/13	1,300	1,246,375
RH Donnelley Corp., Sr. Disc. Notes, Ser. A-2	B3	6.875%	01/15/13	7,700	7,382,375
RH Donnelly Corp., Sr. Notes, Series A-3(b)	B3	8.875%	01/15/16	1,310	1,375,500
Sinclair Broadcast Group, Inc., Gtd. Notes	Ba3	8.75%	12/15/11	2,500	2,609,375
Six Flags, Inc., Sr. Notes(b)	Caa1	9.625%	06/01/14	565	524,038
Universal City Florida Holding Co. I/II, Sr. Notes(b)	B3	8.375%	05/01/10	4,050	4,151,250
Vertis, Inc., Gtd. Notes, Ser. B	Caa1	10.875%	06/15/09	900	904,500
Vertis, Inc., Sec’d. Notes	B1	9.75%	04/01/09	3,765	3,877,950
Warner Music Group Sr. Sub. Notes	B2	7.375%	04/15/14	1,250	1,237,500

					118,270,209

Metals — 4.0%
AK Steel Corp., Gtd. Notes(b)	B2	7.75%	06/15/12	2,517	2,535,878
AK Steel Corp., Gtd. Notes(b)	B2	7.875%	02/15/09	712	712,000
Aleris International Inc., Sr. Notes(j)(b)	B3	9.00%	12/15/14	3,000	3,015,000
Aleris International Inc., Sr. Sub Notes(j)	Caa1	10.00%	12/15/16	2,100	2,105,250
Arch Western Finance LLC, Sr. Notes	B1	6.75%	07/01/13	3,635	3,607,738
Century Aluminum Co., Gtd. Notes	B1	7.50%	08/15/14	7,352	7,453,089
Chaparral Steel Co., Gtd. Notes	B1	10.00%	07/15/13	5,000	5,581,250
CSN Islands VII Corp., Gtd. Notes (Cayman Islands)(j)	BB(f)	10.75%	09/12/08	4,945	5,340,600
Gerdau AmeriSteel Corp., Sr. Notes	Ba2	10.375%	07/15/11	4,225	4,531,313
Indalex Holdings Corp., Sec’d. Notes(j)	Caa1	11.50%	02/01/14	2,300	2,403,500
Ispat Inland ULC, Sec’d. Notes (Canada)	Baa3	9.75%	04/01/14	3,164	3,535,770
Massey Energy Co., Sr. Notes	B2	6.625%	11/15/10	250	250,000
Metals USA, Inc., Sec’d Notes	B3	11.125%	12/01/15	9,175	10,081,030
Novelis, Inc., Sr. Notes (Canada)(j)	B2	8.25%	02/15/15	5,715	5,529,263
PNA Group, Inc., Sr. Notes (cost $3,700,000; purchased 8/4/06)(g)(j)(l)	B3	10.75%	09/01/16	3,700	3,824,875
Ryerson Tull, Inc., Sr. Notes(b)	B3	8.25%	12/15/11	2,485	2,466,363
Southern Copper Corp., Sr. Notes	Baa2	7.50%	07/27/35	3,550	3,849,219
United States Steel Corp., Sr. Notes	Ba1	9.75%	05/15/10	2,200	2,340,250

					69,162,388

Non Captive Finance — 2.2%
General Motors Acceptance Corp., Notes	Ba1	6.75%	12/01/14	7,790	8,001,366
General Motors Acceptance Corp., Notes	Ba1	6.875%	09/15/11	8,750	8,974,857
General Motors Acceptance Corp., Notes	Ba1	6.875%	08/28/12	17,700	18,174,785
Residential Capital Corp., Sr. Unsec’d. Notes	Baa3	6.375%	06/30/10	2,330	2,357,117

					37,508,125

SEE NOTES TO FINANCIAL STATEMENTS.

B73

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Packaging — 2.8%
Berry Plastics Holding Corp., Sec’d Notes(b)(j)	B2	8.875%	09/15/14	$3,375	$3,425,625
Berry Plastics Holding Corp., Sec’d Notes(b)(i)(j)	B2	9.235%	09/15/14	2,025	2,050,313
Crown Americas LLC, Sr. Notes	B1	7.625%	11/15/13	8,000	8,240,000
Exopack Holding Corp, Sr. Notes(j)	B3	11.25%	02/01/14	2,675	2,815,438
Graham Packaging Co., Inc. Gtd. Notes(b)	Caa1	8.50%	10/15/12	3,600	3,636,000
Graham Packaging Co., Inc. Sub. Notes(b)	Caa1	9.875%	10/15/14	3,925	3,964,250
Greif Brothers Corp., Gtd. Notes	Ba3	8.875%	08/01/12	8,925	9,371,249
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba2	7.75%	05/15/11	4,250	4,366,875
Owens-Brockway Glass Container, Inc., Sr. Sec’d. Notes	Ba2	8.75%	11/15/12	7,755	8,220,300
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75%	11/15/13	2,825	2,768,500

					48,858,550

Paper — 3.5%
Abitibi-Consolidated, Inc., Notes (Canada)(b)	B2	5.25%	06/20/08	1,617	1,552,320
Abitibi-Consolidated, Inc., Notes (Canada)(b)	B2	6.00%	06/20/13	2,270	1,816,000
Abitibi-Consolidated, Inc., Notes (Canada)(b)	B2	7.75%	06/15/11	1,780	1,597,550
Abitibi-Consolidated, Inc., Notes (Canada)(k)	B2	8.55%	08/01/10	5,500	5,225,000
Ainsworth Lumber Co., Ltd., Gtd. Notes (Canada)(i)(k)	B2	9.11%	10/01/10	1,100	929,500
Ainsworth Lumber Co., Ltd., Sr. Notes (Canada)(b)	B2	6.75%	03/15/14	3,355	2,549,800
Bowater Canada Finance, Gtd. Notes (Canada)	B2	7.95%	11/15/11	2,150	2,107,000
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%	02/15/13	4,725	4,713,188
Catalyst Paper Corp., Gtd. Notes, Ser. D (Canada)	B2	8.625%	06/15/11	5,220	5,285,249
Catalyst Paper Corp., Sr. Notes (Canada)	B2	7.375%	03/01/14	1,000	947,500
Cellu Tissue Holdings, Inc., Sr. Sec’d Notes	B2	9.75%	03/15/10	4,000	3,950,000
Domtar, Inc., Notes (Canada)	B2	5.375%	12/01/13	1,000	905,000
Domtar, Inc., Notes (Canada)	B2	7.875%	10/15/11	1,525	1,582,188
Georgia-Pacific Corp., Gtd. Notes (cost $4,800,000; purchased 12/13/060(j)(l)	Ba3	7.125%	01/15/17	4,800	4,788,000
Georgia-Pacific Corp., Debs.(b)	B2	7.375%	12/01/25	1,000	975,000
Graphic Packaging International Corp., Sr. Notes(b)	B2	8.50%	08/15/11	2,670	2,763,450
Graphic Packaging International Corp., Sr. Sub. Notes(b)	B3	9.50%	08/15/13	4,625	4,879,375
Millar Western Forest Products Ltd., Sr. Notes (Canada)	B2	7.75%	11/15/13	2,670	2,396,325
Norampac, Inc., Sr. Notes (Canada)(b)	Ba3	6.75%	06/01/13	2,180	2,120,050
Glatfelter, Gtd. Notes	Ba1	7.125%	05/01/16	1,450	1,457,250
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B2	8.375%	07/01/12	1,340	1,313,200
Stone Container Finance, Gtd. Notes.	B2	7.375%	07/15/14	2,025	1,883,250
Tembec Industries, Inc., Gtd. Notes (Canada)	Ca	7.75%	03/15/12	3,870	2,263,950
Verso Paper Holdings LLC, Sec’d Notes(i)(j)	B2	9.1213%	08/01/14	430	436,450
Verso Paper Holdings LLC, Sec’d Notes(j)(k)	B2	9.125%	08/01/14	1,500	1,563,750

					60,000,345

Pipelines & Others — 4.2%
AmeriGas Partners LP, Sr. Notes	B1	7.125%	05/20/16	3,600	3,600,000
ANR Pipeline Co., Notes	Ba1	8.875%	03/15/10	50	52,455
El Paso Corp., Sr. Notes	B2	7.00%	05/15/11	8,505	8,823,937
El Paso Production Holding Co., Gtd. Notes(b)	B1	7.75%	06/01/13	12,265	12,832,255
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75%	05/01/14	1,175	1,142,688
Inergy LP, Sr. Notes	B1	6.875%	12/15/14	3,000	2,947,500
Inergy LP/Inergy Finance Corp., Gtd. Notes	B1	8.25%	03/01/16	1,050	1,102,500
Pacific Energy Partners LP, Sr. Notes	Baa3	7.125%	06/15/14	1,975	2,026,765
Southern Natural Gas Co., Unsub. Notes	Ba1	8.875%	03/15/10	2,900	3,042,361
Targa Resources, Inc., Gtd. Notes(j)	B3	8.50%	11/01/13	1,475	1,486,063
Tennessee Gas Pipeline Co., Debs.	Ba1	7.00%	03/15/27	5,655	5,964,057
Tennessee Gas Pipeline Co., Debs.	Ba1	7.625%	04/01/37	4,615	5,187,463
Williams Cos., Inc., Notes	Ba2	8.75%	03/15/32	1,025	1,158,250
Williams Cos., Inc., Debs., Ser. A(b)	Ba2	7.50%	01/15/31	2,075	2,152,813
Williams Cos., Inc., Notes(b)	Ba2	7.125%	09/01/11	4,475	4,654,000
Williams Cos., Inc., Notes	Ba2	7.75%	06/15/31	1,925	2,021,250

SEE NOTES TO FINANCIAL STATEMENTS.

B74

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Pipelines & Other (cont’d.)
Williams Cos., Inc., Notes	Ba2	7.875%	09/01/21	$4,955	$5,314,238
Williams Cos., Inc., Sr. Notes	Ba2	7.625%	07/15/19	525	561,750
Williams Cos., Inc., Sr. Unsec’d. Notes	Ba2	8.125%	03/15/12	7,445	8,059,212

					72,129,557

Railroads — 0.1%
Kansas City Southern Railway, Gtd. Notes	B3	7.50%	06/15/09	2,750	2,774,063

Retailers — 1.9%
Asbury Automotive Group, Inc., Sr. Sub. Notes	B3	8.00%	03/15/14	1,100	1,116,500
Couche-Tard Finance Corp., Sr. Sub. Notes	Ba2	7.50%	12/15/13	2,475	2,530,688
GSC Holdings Corp., Gtd. Notes(b)	B1	8.00%	10/01/12	1,195	1,248,775
GSC Holdings Corp., Gtd. Notes(i)	B1	9.2466%	10/01/11	5,651	5,862,912
Jean Coutu Group (PJC), Inc., Sr. Notes (Canada)	B3	7.625%	08/01/12	800	842,000
Jean Coutu Group (PJC), Inc., Sr. Sub. Notes (Canada)(b)	Caa2	8.50%	08/01/14	2,835	2,852,719
Neiman Marcus Group, Inc ., Gtd. Notes(b)	B2	9.00%	10/15/15	3,495	3,813,919
Neiman Marcus Group, Inc ., Gtd. Notes	B3	10.375%	10/15/15	2,135	2,375,188
Pantry, Inc., Sr. Sub. Notes	B3	7.75%	02/15/14	3,025	3,043,906
Rite Aid Corp., Sec’d. Notes	B2	8.125%	05/01/10	5,595	5,713,893
Stripes Acquisition LLC, Sr. Notes(b)(j)	B2	10.625%	12/15/13	3,000	3,255,000

					32,655,500

Technology — 5.5%
Amkor Technology, Inc., Sr. Notes(b)	Caa1	7.125%	03/15/11	800	746,000
Ampex Corp., Sec’d. Notes (cost $714,578; purchased 2/15/04-8/15/06)(c)(g)(l)	NR	12.00%	08/15/08	715	535,933
Avago Technologies, Sr. Notes (Singapore)(b)(j)	B2	10.125%	12/01/13	5,260	5,615,050
Avago Technologies, Sr. Sub. Notes (Singapore)(b)(j)	Caa1	11.875%	12/01/15	1,360	1,489,200
Flextronics International, Ltd., Sr. Sub. Notes (Singapore)	Ba2	6.25%	11/15/14	200	193,000
Flextronics International, Ltd., Sr. Sub. Notes (Singapore)	Ba2	6.50%	05/15/13	1,990	1,965,125
Freescale Semiconductor Inc., Sr. Notes(j)	B1	9.125%	12/15/14	11,650	11,577,187
Freescale Semiconductor Inc., Sr. Sub. Notes(b)(j)	B2	10.125%	12/15/16	11,900	11,914,874
Freescale Semiconductor Inc., Sr. Notes(j)	B1	8.875%	12/15/14	1,275	1,270,219
Iron Mountain, Inc., Gtd. Notes	B3	8.625%	04/01/13	5,225	5,394,813
Nortel Networks Corp., Gtd. Notes (Canada)	B3	4.25%	09/01/08	2,175	2,104,313
Nortel Networks, Ltd., Gtd. Notes (Canada)(b)(j)	B3	10.125%	07/15/13	1,200	1,296,000
NXP Co., Sec’d(b)(j)	Ba2	7.875%	10/15/14	13,250	13,697,187
NXP Co, Sr. Notes(j)	B2	9.50%	10/15/15	6,100	6,252,500
Sensata Technologies BV, Sr. Notes (Netherlands)(j)	Caa1	8.25%	05/01/14	9,300	8,928,000
Serena Software, Inc., Sr. Sub. Notes	Caa1	10.375%	03/15/16	5,840	6,197,700
Spansion Inc., Sr. Notes(j)	Caa1	11.25%	01/15/16	5,300	5,565,000
STATS ChipPAC Ltd., Gtd. Notes (Singapore)	Ba2	6.75%	11/15/11	1,810	1,773,800
Sungard Data Systems, Inc., Sr. Sub. Notes	Caa1	10.25%	08/15/15	1,880	2,006,900
Sungard Data Systems, Inc., Sr. Unsec’d. Notes(b)(i)	Caa1	9.9725%	08/15/13	2,000	2,077,500
Unisys Corp., Sr. Notes	B2	6.875%	03/15/10	195	191,588
Unisys Corp., Sr. Notes	B2	8.00%	10/15/12	465	459,769
Xerox Corp., Gtd. Notes	Baa3	9.75%	01/15/09	590	637,200
Xerox Corp., Sr. Notes	Baa3	6.875%	08/15/11	1,350	1,419,188
Xerox Corp., Sr. Unsec’d. Notes	Baa3	6.40%	03/15/16	1,525	1,557,406

					94,865,452

Telecommunications — 6.6%
American Cellular Corp., Sr. Notes, Ser. B	B3	10.00%	08/01/11	1,000	1,057,500
Centennial Communications Corp., Sr. Notes(b)	B2	8.125%	02/01/14	2,875	2,950,469
Centennial Communications Corp., Sr. Notes	Caa1	10.00%	01/01/13	225	239,344
Cincinnati Bell, Inc., Gtd. Notes	Ba3	7.25%	07/15/13	1,275	1,319,625
Cincinnati Bell, Inc., Sr. Sub. Notes(b)	B2	8.375%	01/15/14	2,590	2,661,225
Citizens Communications Co., Notes	Ba2	9.25%	05/15/11	2,475	2,737,969
Citizens Communications Co., Sr. Notes(b)	Ba2	6.25%	01/15/13	4,400	4,317,500
Citizens Communications Co., Sr. Notes	Ba2	9.00%	08/15/31	1,710	1,855,350

SEE NOTES TO FINANCIAL STATEMENTS.

B75

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
Cricket Communications Inc., Sr. Notes(b)(j)	Caa2	9.375%	11/01/14	$3,525	$3,718,875
Dobson Cellular Systems, Inc., Sec’d. Notes(b)	Ba3	8.375%	11/01/11	1,400	1,475,250
Dobson Communications Corp., Sr. Notes(i)	Caa2	9.6238%	10/15/12	975	994,500
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(b)(i)	B3	10.8894%	05/01/13	3,350	3,350,000
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(b)	B3	12.50%	05/01/15	2,075	2,173,563
Level 3 Communications Inc., Sr. Notes(b)	CCC-(f)	11.50%	03/01/10	725	768,500
Level 3 Financing Inc., Sr Notes(j)	B2	9.25%	11/01/14	1,900	1,938,000
Level 3 Financing, Inc., Gtd. Notes(b)	B2	12.25%	03/15/13	10,950	12,400,874
Metropcs Wireless Inc., Sr. Notes(b)(j)	Caa2	9.25%	11/01/14	3,850	4,023,250
Nextel Partners, Inc., Sr. Notes	NR	8.125%	07/01/11	5,875	6,117,344
Nordic Telephone Co., Holdings ApS, Sr. Notes, (Denmark)(j)	B2	8.875%	05/01/16	4,950	5,296,500
Qwest Communications International, Inc., Gtd. Notes, Ser. B	Ba3	7.50%	02/15/14	6,225	6,411,750
Qwest Corp., Gtd. Notes	Ba1	7.50%	10/01/14	3,900	4,134,000
Qwest Corp., Debs.	Ba1	6.875%	09/15/33	1,030	983,650
Qwest Corp., Debs.	Ba1	7.50%	06/15/23	500	503,750
Qwest Corp., Notes	Ba1	8.875%	03/15/12	2,375	2,645,156
Qwest Corp., Sr. Notes	Ba1	7.625%	06/15/15	10,825	11,582,750
Qwest Corp., Sr. Notes	Ba1	7.875%	09/01/11	7,710	8,211,150
Rogers Wireless, Inc., Debs. (Canada)	Ba2	9.75%	06/01/16	425	533,375
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba2	6.375%	03/01/14	4,000	4,050,000
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba2	9.625%	05/01/11	1,300	1,475,500
Rogers Wireless, Inc., Sr. Sub. Notes (Canada)	B1	8.00%	12/15/12	425	453,688
Rural Cellular Corp., Sr. Notes	B3	9.875%	02/01/10	20	21,275
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%	02/15/14	2,075	2,217,656
UbiquiTel Operating Co., Sr. Notes	BBB+(f)	9.875%	03/01/11	4,300	4,644,000
Windstream Corp., Sr. Notes(j)	Ba3	8.625%	08/01/16	5,950	6,515,250

					113,778,588

Tobacco — 0.3%
RJ Reynolds Tobacco Holdings, Inc., Gtd. Notes	BB(f)	6.50%	07/15/10	1,260	1,278,099
RJ Reynolds Tobacco Holdings, Inc., Gtd. Notes	Ba3	7.625%	06/01/16	3,400	3,602,415

					4,880,514

TOTAL CORPORATE BONDS (cost $1,534,011,996)					1,575,614,763

FOREIGN GOVERNMENT OBLIGATIONS — 1.5%
Federal Republic of Argentina, Bonds(i)	B3	3.00%	04/30/13	4,589	3,538,408
Federal Republic of Argentina, Bonds(i)	B3	5.59%	08/03/12	2,685	2,535,136
Federal Republic of Brazil, Notes	Ba2	8.75%	02/04/25	3,350	4,137,250
Federal Republic of Brazil, Unsub. Notes	Ba2	10.00%	08/07/11	1,920	2,265,600
Federal Republic of Colombia, Notes	Ba2	10.00%	01/23/12	3,352	3,938,600
Federal Republic of Peru, Bonds(b)	Ba3	8.375%	05/03/16	3,330	3,954,375
Federal Republic of Philippines, Bonds	B1	9.375%	01/18/17	5,015	6,180,987

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $23,760,617)					26,550,356

COMMON STOCKS — 0.2% Cable				Shares
Adelphia Business Solutions, Inc.(a)(g)				25,755	26
Classic Communications, Inc., (cost $0; purchased 7/21/98)(a)(g)(l)				6,000	60
NTL, Inc.(a)				8,521	215,070

					215,156

Capital Goods
Trism, Inc.(a)(g)				82,628	83

SEE NOTES TO FINANCIAL STATEMENTS.

B76

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)		Shares	Value (Note 2)
Electric
York Research Corp.(a)(g)		4,155	$4

Food
Premium Standard Farms, Inc., (cost $202,333; purchased 6/13/05)(g)(l)		17,260	320,518

Retail
Stage Stores, Inc.		67	2,036

Technology — 0.2%
Xerox Corp.		137,561	2,331,659

Telecommunications
IMPSAT Fiber Networks, Inc. (Argentina)(a)		29,831	274,744
Netia SA (Poland)		238,168	414,269

			689,013

TOTAL COMMON STOCKS (cost $3,587,935)			3,558,469

PREFERRED STOCK(a) — 0.6%
Building Materials & Construction — 0.1%
New Millenium Homes LLC (cost $0; purchased 7/28/05)(g)(l)		3,000	894,000

Cable
Adelphia Communications Corp., PIK, 13.00%(g)		5,000	5
PTV, Inc., Ser. A, 10.00%		13	49

			54

Food
AmeriKing, Inc., PIK, 13.00%(g)		36,672	37

Media & Entertainment — 0.5%
Ion Media Networks, Inc 14.25%		1,229	9,094,599

TOTAL PREFERRED STOCK (cost $10,656,293)			9,988,690

WARRANTS(a)(g)	Expiration Dates	Units
Cable
TVN Entertainment (cost $1,215,008; purchased 3/30/01-3/15/04)(l)	8/21/11	9,347	5,421

Chemicals
Sterling Chemical Holdings, Inc.	8/15/08	560	1

Consumer
ICON Fitness Corp.	9/27/09	18,093	181

Media & Entertainment
XM Satellite Radio, Inc.(j)	3/15/10	5,005	5

Technology
Viasystems Group, Inc.	1/31/10	45,109	5

Telecommunications
Allegiance Telecommunications, Inc.	2/03/08	3,800	4
GT Group Telecommunications, Inc., (cost $0; purchased 1/27/00)(Canada)(j)(l)	2/01/10	3,050	3
Price Communications Corp.	8/01/07	6,880	398,083
Verado Holdings, Inc., Ser. B	4/15/08	1,175	761
Versatel Telecommunications	5/15/08	2,000	2

			398,853

TOTAL WARRANTS (cost $ 4,213,592)			404,466

TOTAL LONG-TERM INVESTMENTS (cost $1,576,230,433)			1,616,116,744

SEE NOTES TO FINANCIAL STATEMENTS.

B77

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

SHORT-TERM INVESTMENTS — 18.4% AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
Dryden Core Investment Fund — Short Term Bond Series(e)	5,116,910	$51,220,266
Dryden Core Investment Fund — Taxable Money market Series (cost $265,086,153 includes $248,931,952 of cash collateral received for securities lending)(Note 4)(d)(e)	265,086,153	265,086,153

TOTAL SHORT-TERM INVESTMENTS (cost $316,291,461)		316,306,419

TOTAL INVESTMENTS(m) — 112.3% (cost $1,892,521,894)		1,932,423,163
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (12.3)%		(211,356,939)

NET ASSETS — 100.0%		$1,721,066,224

The following abbreviations are used in portfolio descriptions:

LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $242,435,755; cash collateral of $248,931,952 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Short-Term Bond Series and the Dryden Core Investment Fund – Taxable Money Market Series.

(f)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Amount is actual; not rounded to thousands.

(i)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.

(j)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(k)	Interest rate reflected represents the rate that would be in effect from the date the bond steps up from zero to an interest paying bond.

(l)	Indicates a restricted security; the aggregate cost of such securities is $14,166,912. The aggregate value of $13,694,271 is approximately 0.8% of net assets.

(m)	As of December 31, 2006, nine securities representing $1,496,541 and 0.1% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors.

(n)	Liabilities in excess of other assets include credit default swaps as follows:

Credit default swap agreement outstanding at December 31, 2006:

Counterparty (1)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation
Merrill Lynch Capital Services, Inc.	9/20/2009	$2,000	4.65%	General Motors Corp. 7.125%, 7/15/13	$97,463
Morgan Stanley Capital Services, Inc.	9/20/2010	2,500	4.20%	Lear Corp., 8.11%, 5/15/08	91,781

					$189,244

(1)	The portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B78

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Mutual Funds (including 14.5% of collateral received for securities on loan)	18.4%
Electric	7.6
Health Care & Pharmaceutical	7.6
Media & Entertainment	6.9
Telecommunications	6.6
Technology	5.5
Capital Goods	5.4
Gaming	5.4
Automotive	5.0
Cable	4.4
Pipelines & Other	4.3
Metals	4.0
Paper	3.5
Chemicals	3.4
Energy — Other	3.1
Packaging	2.8
Aerospace/Defense	2.4
Foods	2.3
Non Captive Finance	2.2
Consumer	2.1
Retailers	1.9
Lodging	1.7
Foreign Government Obligations	1.5
Building Materials & Construction	1.3
Preferred Stock	0.6
Airlines	0.4
Banking	0.4
Foreign Agencies	0.4
Health Care Insurance	0.4
Tobacco	0.3
Common Stock	0.2
Energy — Integrated	0.2
Railroads	0.1

112.3
Liabilities in excess of other assets	(12.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B79

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.3%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 3.4%
Boeing Co.	520,600	$46,250,104
United Technologies Corp.(b)	408,300	25,526,916

		71,777,020

Beverages — 2.7%
PepsiCo, Inc.	919,500	57,514,725

Biotechnology — 6.0%
Amgen, Inc.(a)	306,600	20,943,846
Genentech, Inc.(a)	566,400	45,952,032
Gilead Sciences, Inc.(a)(b)	918,600	59,644,698

		126,540,576

Capital Markets — 7.3%
Charles Schwab Corp. (The)	1,651,700	31,943,878
Goldman Sachs Group, Inc. (The)	189,700	37,816,695
Merrill Lynch & Co., Inc.(b)	298,600	27,799,660
UBS AG	934,500	56,378,385

		153,938,618

Chemicals — 0.8%
Monsanto Co.	328,700	17,266,611

Communications Equipment — 8.8%
Cisco Systems, Inc.(a)	2,495,800	68,210,214
Corning, Inc.(a)	662,500	12,395,375
Motorola, Inc.	727,100	14,949,176
QUALCOMM, Inc.	1,347,500	50,922,025
Research In Motion Ltd.(a)	295,900	37,810,102

		184,286,892

Computers & Peripherals — 3.8%
Apple Computer, Inc.(a)	652,700	55,375,068
Hewlett-Packard Co.	604,000	24,878,760

		80,253,828

Consumer Finance — 1.4%
American Express Co.	483,900	29,358,213

Diversified Financial Services — 2.4%
IntercontinentalExchange, Inc.(a)(b)	158,100	17,058,990
NYSE Group, Inc.(a)(b)	335,100	32,571,720

		49,630,710

Energy Equipment & Services — 1.1%
Schlumberger Ltd.	349,500	22,074,420

Food & Staples Retailing — 1.0%
Whole Foods Market, Inc.(b)	430,000	20,179,900

Health Care Equipment & Supplies — 4.4%
Alcon, Inc.	440,900	49,279,393
Baxter International, Inc.	101,300	4,699,307
St. Jude Medical, Inc.(a)	1,068,100	39,049,736

		93,028,436

Health Care Providers & Services — 3.2%
UnitedHealth Group, Inc.	499,800	26,854,254
WellPoint, Inc.(a)	500,000	39,345,000

		66,199,254

Hotels, Restaurants & Leisure — 3.6%
Chipotle Mexican Grill, Inc. (Class “A” Stock)(a)(b)	79,000	4,503,000

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Hotels, Restaurants & Leisure (cont’d.)
International Game Technology(b)	198,300	$9,161,460
Marriott International, Inc. (Class “A” Stock)	782,000	37,317,040
Starbucks Corp.(a)(b)	681,700	24,145,814

		75,127,314

Household Products — 1.8%
Procter & Gamble Co.	601,457	38,655,641

Industrial Conglomerates — 2.3%
General Electric Co.	1,280,700	47,654,847

Insurance — 3.2%
American International Group, Inc.	938,700	67,267,242

Internet Software & Services — 4.1%
Google, Inc. (Class “A” Stock)(a)	185,900	85,603,232

IT Services — 1.0%
Infosys Technologies Ltd., ADR (India)	396,700	21,643,952

Media — 4.7%
News Corp. (Class “A” Stock)	1,480,600	31,803,288
Walt Disney Co. (The)	1,933,400	66,257,618

		98,060,906

Multiline Retail — 3.4%
Federated Department Stores, Inc.	611,600	23,320,308
Kohl’s Corp.(a)	194,000	13,275,420
Target Corp.	598,700	34,155,835

		70,751,563

Oil, Gas & Consumable Fuels — 2.0%
Occidental Petroleum Corp.	464,200	22,666,886
Suncor Energy, Inc.(b)	243,000	19,175,130

		41,842,016

Pharmaceuticals — 8.1%
Abbott Laboratories	737,000	35,899,270
Novartis AG, ADR (Switzerland)	730,200	41,942,688
Roche Holdings Group, ADR (Switzerland)	715,100	63,999,877
Wyeth	529,000	26,936,680

		168,778,515

Semiconductors & Semiconductor Equipment — 3.1%
Broadcom Corp. (Class “A” Stock)(a)(b)	958,300	30,962,673
Marvell Technology Group Ltd.(a)(b)	1,815,600	34,841,364

		65,804,037

Software — 9.7%
Adobe Systems, Inc.(a)	1,639,500	67,416,240
Electronic Arts, Inc.(a)(b)	562,900	28,347,644
Microsoft Corp.	2,503,000	74,739,580
SAP AG, ADR (Germany)(b)	612,200	32,507,820

		203,011,284

Specialty Retail — 1.2%
Lowe’s Cos., Inc.(b)	815,200	25,393,480

SEE NOTES TO FINANCIAL STATEMENTS.

B80

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Textiles, Apparel & Luxury Goods — 3.7%
Coach, Inc.(a)	1,093,900	$46,993,944
NIKE, Inc. (Class “B” Stock)	299,400	29,649,582

		76,643,526

Wireless Telecommunication Services — 1.1%
NII Holdings, Inc.(a)(b)	373,400	24,061,896

TOTAL LONG-TERM INVESTMENTS (cost $1,596,328,686)		2,082,348,654

SHORT-TERM INVESTMENT — 10.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $217,419,846; includes $198,460,608 of cash collateral received for securities on loan) (Note 4)(c)(d)	217,419,846	217,419,846

TOTAL INVESTMENTS — 109.7% (cost $1,813,748,532)		2,299,768,500

LIABILITIES IN EXCESS OF OTHER ASSETS — (9.7)%		(202,879,485)

TOTAL NET ASSETS — 100.0%		$2,096,889,015

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $191,121,962; cash collateral of $198,460,608 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Affiliated Money Market Mutual Fund (including 9.5% of collateral received for securities on loan)	10.4%
Software	9.7
Communications Equipment	8.8
Pharmaceuticals	8.1
Capital Markets	7.3
Biotechnology	6.0
Media	4.7
Health Care Equipment & Supplies	4.4
Internet Software & Services	4.1
Computers & Peripherals	3.8
Textiles, Apparel & Luxury Goods	3.7
Hotels, Restaurants & Leisure	3.6
Aerospace & Defense	3.4
Multiline Retail	3.4
Health Care Providers & Services	3.2
Insurance	3.2
Semiconductors & Semiconductor Equipment	3.1
Beverages	2.7
Diversified Financial Services	2.4
Industrial Conglomerates	2.3
Oil, Gas & Consumable Fuels	2.0
Household Products	1.8
Consumer Finance	1.4
Specialty Retail	1.2
Energy Equipment & Services	1.1
Wireless Telecommunication Services	1.1
Food & Staples Retailing	1.0
IT Services	1.0
Chemicals	0.8

109.7
Liabilities in excess of other assets	(9.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B81

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Certificates of Deposit — 19.2%
Barclays Bank PLC	5.295%	04/05/07	$30,000	$29,998,332
Branch Banking and Trust Co.	5.240%	06/08/07	25,000	25,000,000
HBOS Treasury Services PLC	5.315%	04/27/07	15,000	15,000,000
Nordea Bank AB	5.700%	06/28/07	14,000	14,000,000
Suntrust Banks, Inc.(a)	5.300%	02/09/07	20,000	19,999,791
Toronto Dominion Bank NY	5.405%	02/20/07	20,000	20,000,135
Unicredito Italiano New York	5.425%	02/28/07	50,000	50,000,000
Wells Fargo Bank NA	4.880%	02/01/07	10,000	10,000,000
Wells Fargo Bank NA	5.240%	04/11/07	20,000	20,000,000

				203,998,258

Commercial Paper — 37.3%
Alliance Leicester plc 144A(c)(d)	5.370%	02/26/07	25,000	24,795,639
Alliance Leicester plc 144A(c)(d)	5.370%	04/11/07	11,500	11,332,611
Amsterdam Funding Corp. 144A(c)(d)	5.390%	01/19/07	25,000	24,934,375
Amsterdam Funding Corp. 144A(c)(d)	5.390%	01/25/07	8,100	8,071,218
Barton Capital Corp. 144A(c)(d)	5.390%	02/09/07	1,500	1,491,485
Bear Stearns Co.(d)	5.350%	02/27/07	25,000	24,792,188
Bryant Park Funding 144A(c)(d)	5.380%	02/28/07	20,000	19,830,833
Caisse Nationale Des Caisses D’Epargne 144A(c)(d)	5.350%	02/02/07	38,000	37,823,342
Caisse Nationale Des Caisses D’Epargne 144A(c)(d)	5.360%	02/22/07	25,000	24,809,333
Citigroup Funding, Inc.(d)	5.350%	02/05/07	40,000	39,795,445
Countrywide Financial Corp.(d)	5.460%	01/23/07	10,000	9,967,306
Countrywide Financial Corp.(d)	5.350%	02/02/07	8,000	7,962,169
Dexia Delaware LLC(d)	5.360%	02/20/07	1,200	1,191,167
Edison Asset Securitization LLC 144A(c)(d)	5.380%	03/05/07	25,000	24,772,938
Falcon Asset Securitization Corp. 144A(c)(d)	5.340%	01/30/07	1,243	1,237,663
Falcon Asset Securitization Corp. 144A(c)(d)	5.400%	02/22/07	10,000	9,923,589
HBOS(d)	5.360%	02/20/07	3,300	3,275,708
Hewlett- Packard Co. 144A(c)(d)	5.350%	01/31/07	6,000	5,973,400
ING America Insurance Holdings(d)	5.360%	02/21/07	25,000	24,814,063
Jupiter Securitization Corp. 144A(c)(d)	5.310%	01/23/07	4,345	4,330,927
Kredietbank NA 144A(c)(d)	5.350%	03/01/07	16,000	15,862,596
Long Lane Master Trust 144A(c)(d)	5.340%	01/22/07	4,606	4,591,706
Long Lane Master Trust 144A(c)(d)	5.390%	02/05/07	4,791	4,766,266
Long Lane Master Trust 144A(c)(d)	5.400%	02/20/07	5,566	5,525,105
Old Line Funding Corp. 144A(c)(d)	5.390%	01/10/07	3,056	3,051,874
Old Line Funding Corp. 144A(c)(d)	5.390%	02/07/07	6,194	6,160,196
Old Line Funding Corp. 144A(c)(d)	5.390%	01/22/07	6,023	6,004,273
Prudential plc 144A(c)(d)	5.350%	01/30/07	7,000	6,970,339
San Paolo IMI US(d)	5.380%	04/27/07	1,000	983,083
Societe Generale NA(d)	5.360%	02/16/07	1,400	1,390,519
Swedbank Mortgage AB(d)	5.350%	01/31/07	1,050	1,045,345
Toyota Motor Credit Corp.(d)	5.380%	06/08/07	1,000	977,266
Toyota Motor Credit Corp.(d)	5.380%	06/11/07	25,000	24,420,847
Windmill Funding Corp. 144A(c)(d)	5.390%	01/31/07	3,000	2,986,875

				395,861,689

Loan Participation — 1.9%
Cargill Global Funding PLC(b)	5.350%	01/31/07	20,000	20,000,000

Other Corporate Obligations — 41.3%
American Express Credit Corp. M.T.N.(a)	5.370%	01/12/07	2,000	2,000,569
American Express Credit Corp. M.T.N.(a)	5.450%	01/04/07	27,000	27,004,966
BMW US Capital LLC 144A(a)(c)	5.330%	01/05/07	10,000	10,000,000
Caja Ahorro Monte Madrid(a)	5.369%	01/19/07	13,000	13,000,000
General Electric Capital Corp. M.T.N.(a)	5.475%	01/17/07	21,000	21,000,000
General Electric Capital Corp.(a)	5.475%	01/09/07	11,750	11,750,000
Genworth Life Insurance Co.(a)(b)(e) (cost $11,000,000; purchased 12/26/06)	5.430%	01/24/07	11,000	11,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

B82

MONEY MARKET PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Other Corporate Obligations (cont’d.)
Goldman Sachs & Co., Inc. M.T.N.	5.4637%	03/30/07	$43,000	$43,011,244
HSBC Finance Corp. M.T.N.	5.4144%	02/10/07	20,000	20,002,676
HSBC USA, Inc. M.T.N.(a)	5.350%	01/16/07	30,000	30,000,000
Irish Life and Permanent PLC M.T.N. 144A (a)(c)	5.390%	01/22/07	25,000	24,998,953
JPMorgan Chase & Co. M.T.N.(a)	5.320%	01/02/07	13,000	13,000,000
Merrill Lynch & Co., Inc. M.T.N.(a)	5.600%	01/11/07	34,000	34,003,524
Metropolitan Life Insurance Co.(a)(b)(e) (cost $5,000,000; purchased 10/2/06)	5.4094%	01/02/07	5,000	5,000,000
Metropolitan Life Insurance Co.(a)(b)(e) (cost $9,000,000; purchased 2/1/06)	5.4413%	02/01/07	9,000	9,000,000
Metropolitan Life Insurance Co. of Connecticut(a)(b)(e) (cost $6,000,000; purchased 7/7/06)	5.410%	01/08/07	6,000	6,000,000
Morgan Stanley, Inc. M.T.N.(a)	5.370%	01/03/07	31,000	31,000,000
Nationwide Building Society 144A(a)(c)	5.4425%	03/28/07	15,000	15,006,018
Nordea Bank AB 144A(a)(c)	5.360%	01/11/07	20,000	20,000,000
Paccar Financial Corp. M.T.N(a)	5.330%	01/02/07	10,000	10,000,000
Pacific Life Insurance Co. (a)(b)(e) (cost $7,000,000; purchased 6/15/06)	5.4806%	03/18/07	7,000	7,000,000
Royal Bank of Canada M.T.N.(a)	5.400%	01/10/07	5,000	5,000,000
Skandinaviska Enskilda Banken AB 144A(a)(c)	5.350%	01/18/07	36,000	36,000,000
Suntrust Banks, Inc.(a)	5.4538%	01/09/07	20,000	20,017,349
Westpac Banking Corp. M.T.N.(a)	5.393%	03/12/07	13,000	12,999,944

				437,795,243

TOTAL INVESTMENTS — 99.7% (amortized cost $1,057,655,190)				1,057,655,190
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%				2,868,613

TOTAL NET ASSETS — 100.0%				$1,060,523,803

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of nets assets as of December 31, 2006 was as follows:

Foreign Banks	22.8%
Commercial Banks	20.8
Asset Backed Securities	12.7
Security Broker & Dealers	12.5
Finance Services	11.8
Non Captive Finance	8.7
Insurance	6.6
Automotive	3.3
Computers	0.5

99.7
Other assets in excess of liabilities	0.3

100.0%

The following abbreviation is used in portfolio descriptions:

M.T.N.	Medium Term Notes

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.

(b)	Indicates an illiquid security.

(c)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Indicates a restricted security; the aggregate cost of such securities is $38,000,000. The aggregate value of $38,000,000 is approximately 3.6% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

B83

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.6%		Value (Note 2)
COMMON STOCKS — 97.5%	Shares
All Other Basic Metals — 2.8%
Anhui Conch Cement Co. Ltd. (Class H) (China)	3,626,000	$12,077,505
Cameco Corp. (Canada)	529,000	21,411,310

		33,488,815

Aluminum — 1.6%
Century Aluminum Co.(a)(b)	431,600	19,270,940

Coal — 2.2%
Alpha Natural Resources, Inc.(a)(b)	422,800	6,016,444
CONSOL Energy, Inc.(b)	647,600	20,807,388

		26,823,832

Copper — 7.0%
First Quantum Minerals Ltd. (Canada)	424,900	22,863,675
Freeport-McMoRan Copper & Gold, Inc. (Class B)	446,600	24,889,019
Peru Copper, Inc. (Canada)(a)	849,800	2,900,316
Phelps Dodge Corp.	207,300	24,817,956
Southern Copper Corp.(b)	183,400	9,883,426

		85,354,392

Diversified Exploration & Production — 7.5%
Anadarko Petroleum Corp.	342,800	14,918,656
Apache Corp.	88,900	5,912,739
Canadian Natural Resources Ltd.	134,300	7,148,789
Denbury Resources, Inc.(a)	382,300	10,624,117
Endeavour International Corp.(a)(b)	744,100	1,703,989
McMoRan Exploration Co.(a)(b)	393,500	5,595,570
Newfield Exploration Co.(a)	221,900	10,196,305
Plains Exploration & Production Co.(a)	270,900	12,875,877
Talisman Energy, Inc.	605,300	10,284,047
Warren Resources, Inc.(a)(b)	995,600	11,668,432

		90,928,521

Diversified Metals & Mining — 1.9%
African Rainbow Minerals Ltd. (South Africa)(a)	552,800	7,961,045
First Uranium Corp., 144 A (South Africa)(a)(h)	400,000	2,776,056
First Uranium Corp. (South Africa)(a)	177,800	1,247,214
FNX Mining Co., Inc. (Canada)(a)	336,900	5,297,806
FNX Mining Co., Inc., 144A (Canada)(a)(h)	56,300	862,434
Northern Dynasty Minerals Ltd.(a)(b)	671,000	5,435,100

		23,579,655

Diversified Resources — 2.4%
Cia Vale do Rio Doce, ADR (Brazil)	454,000	13,501,960
Evergreen Solar, Inc.(a)(b)	134,600	1,018,922
SXR Uranium One, Inc. (Canada)(a)(b)	1,099,080	15,079,775

		29,600,657

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drillers — 7.9%
ENSCO International, Inc.	441,800	$22,116,508
GlobalSantaFe Corp.	336,900	19,802,982
Noble Corp.	306,100	23,309,515
Transocean, Inc.(a)	369,800	29,913,122

		95,142,127

Energy Services — 15.4%
Baker Hughes, Inc.	168,700	12,595,142
Cameron International Corp.(a)	333,000	17,665,650
CARBO Ceramics, Inc.(b)	143,500	5,362,595
Grant Prideco, Inc.(a)	363,900	14,472,303
Halliburton Co.	785,200	24,380,460
Hornbeck Offshore Services, Inc.(a)(b)	173,300	6,186,810
KBR, Inc.(a)(b)	142,400	3,725,184
National-Oilwell Varco, Inc.(a)	496,200	30,357,517
Schlumberger Ltd.	275,400	17,394,264
SEACOR Holdings, Inc.(a)(b)	152,200	15,089,108
Smith International, Inc.	288,700	11,856,909
Superior Energy Services, Inc.(a)	458,800	14,993,584
Tenaris SA, ADR (Luxembourg)	249,500	12,447,555

		186,527,081

Gold — 15.2%
AXMIN, Inc. (Canada)(a)	4,169,900	3,540,026
Barrick Gold Corp.	615,494	18,895,666
Cia de Minas Buenaventura SA, ADR (Peru)	563,500	15,811,810
Crystallex International Corp.(a)(b)	2,447,300	8,859,226
Eldorado Gold Corp. (Canada)(a)	2,713,000	14,679,955
European Goldfields Ltd. (Canada)(a)	3,041,600	12,623,885
Gabriel Resources Ltd. (Canada)(a)	1,834,900	7,961,749
Gammon Lake Resources, Inc. (Canada)(a)	852,000	13,874,270
Gold Reserve, Inc.(a)	131,900	619,827
Goldcorp, Inc.	664,677	18,903,414
Greystar Resources Ltd. (Canada)(a)	587,800	4,783,452
Highland Gold Mining Ltd. (United Kingdom)(a)	974,300	3,052,259
IAMGOLD Corp. (Canada)	1,063,700	9,413,355
Lihir Gold Ltd., ADR (Papua New Guinea)(a)	746,000	18,411,280
Nevsun Resources Ltd. (Canada)(a)	1,137,400	2,487,133
Newcrest Mining Ltd. (Australia)	1,113,691	23,064,953
Orezone Resources, Inc. (Canada)(a)	1,472,300	2,083,175
SEMAFO, Inc., 144A (Canada)(a)(f)(h)	3,216,300	4,688,685

		183,754,120

Integrated Oil/Domestic — 3.2%
Hess Corp.	346,800	17,190,876
Occidental Petroleum Corp.	437,200	21,348,476

		38,539,352

SEE NOTES TO FINANCIAL STATEMENTS.

B84

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Integrated Oil/International — 3.4%
Petroleo Brasileiro SA, ADR (Brazil)	174,400	$17,961,456
Sasol Ltd., ADR (South Africa)	613,000	22,619,700

		40,581,156

Iron & Steel — 2.1%
Cleveland-Cliffs, Inc.(b)	215,300	10,429,132
MMX Mineracao e Metalicos SA (Brazil)(a)	35,000	15,071,378

		25,500,510

Mineral Sands — 6.7%
OPTI Canada, Inc. (Canada)(a)	1,680,148	28,498,330
Suncor Energy, Inc.(a)	501,400	39,565,474
UTS Energy Corp. (Canada)(a)	3,225,400	12,473,999

		80,537,803

Natural Gas Production — 9.8%
BPI Energy Holdings, Inc.(a)	2,800,000	1,456,000
CNX Gas Corp.(Physical)(a)	89,800	2,289,900
Compton Petroleum Corp. (Canada)(a)	568,500	5,191,892
Duvernay Oil Corp. (Canada)(a)	152,800	4,524,447
Gasco Energy, Inc.(a)(b)	919,300	2,252,285
Goodrich Petroleum Corp.(a)(b)	184,800	6,686,064
Quicksilver Resources, Inc.(a)(b)	318,600	11,657,574
Range Resources Corp.	684,550	18,797,743
Southwestern Energy Co.(a)(b)	754,700	26,452,235
Trident Resources Corp. (Canada) (Private) (cost $4,402,178; purchased 12/4/03)(a)(f)(g)	412,657	17,693,136
Ultra Petroleum Corp.(a)(b)	234,400	11,192,600
XTO Energy, Inc.	213,300	10,035,765

		118,229,641

Non-Natural Resources — 1.3%
NRG Energy, Inc.(a)	280,100	15,688,401

Oil & Gas Refining & Marketing — 1.9%
Frontier Oil Corp.	386,000	11,093,640
Sunoco, Inc.	183,900	11,468,004

		22,561,644

Paper Products — 1.0%
Plum Creek Timber Co., Inc. (REIT)	313,000	12,473,050

Platinum — 1.8%
Impala Platinum Holdings Ltd., ADR (South Africa)(b)	834,400	22,069,880

Silver — 2.4%
Apex Silver Mines Ltd.(a)(b)	448,700	7,129,843
Coeur d’Alene Mines Corp.(a)(b)	2,059,000	10,192,050
Pan American Silver Corp. (Canada)(a)	84,172	2,122,074
Pan American Silver Corp. (USD)(a)(b)	361,900	9,109,023

		28,552,990

TOTAL COMMON STOCKS (cost $827,101,994)		1,179,204,567

LINKED NOTE — 1.0%	Principal Amount (000)	Value (Note 2)
All Other Basic Metals
USD Palladium Linked Bank Note 7/13/07 (Private) (cost $7,000,000; purchased 6/30/03)(a)(f)(g)	$38,088	$12,054,826

WARRANTS(a) — 0.1%	Units
Natural Gas Production
BPI Industries, Inc., expiring 12/31/06 (Private) (cost $131,255; purchased 12/31/04)(f)(g)	600,000	1

Silver — 0.1%
Pan American Silver Corp. (Canada), expiring 2/20/08	49,786	766,332

TOTAL WARRANTS (cost $271,076)		766,333

TOTAL LONG-TERM INVESTMENTS (cost $834,373,070)		1,192,025,726

SHORT-TERM INVESTMENTS — 15.6%	Shares
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $189,237,193; includes $171,369,405 of cash collateral received for securities on loan)(Note 4)(c)(d)	189,237,193	189,237,193

TOTAL INVESTMENTS(e) — 114.2% (cost $1,023,610,263)		1,381,262,919
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.2)%		(171,326,649)

NET ASSETS — 100.0%		$1,209,936,270

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
USD	United States Dollar – denominated
REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $159,866,332; cash collateral of $171,369,405 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities of loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	As of December 31, 2006, 5 securities representing $64,890,421 and 5.4% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

B85

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

(f)	Indicates illiquid securities.

(g)	Indicates a security restricted to resale. The aggregate cost of such securities was $11,533,433. The aggregate value of $29,747,963 is approximately 2.5% of the net assets.

(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Money Market Mutual Fund (including 14.2% of collateral received for securities on loan)	15.6%
Energy Services	15.4
Gold	15.2
Natural Gas Production	9.8
Drillers	7.9
Diversified Exploration & Production	7.5
Copper	7.0
Mineral Sands	6.7
Integrated Oil/International	3.4
Integrated Oil/Domestic	3.2
All Other Basic Metals	2.8
Silver	2.5
Diversified Resources	2.4
Coal	2.2
Iron & Steel	2.1
Diversified Metals & Mining	1.9
Oil & Gas Refining & Marketing	1.9
Platinum	1.8
Aluminum	1.6
Non-Natural Resources	1.3
Linked Note	1.0
Paper Products	1.0

114.2
Liabilities in excess of other assets	(14.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B86

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.5%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 2.1%
AAR Corp.(a)(b)	48,420	$1,413,380
Applied Signal Technology, Inc.	15,589	219,181
Armor Holdings, Inc.(a)(b)	39,859	2,186,267
Ceradyne, Inc.(a)(b)	35,626	2,012,869
Cubic Corp.	20,369	442,007
Curtiss-Wright Corp.	57,880	2,146,191
EDO Corp.	21,693	514,992
Esterline Technologies Corp.(a)	33,605	1,351,929
GenCorp, Inc.(a)(b)	73,345	1,028,297
Moog, Inc. (Class “A” Stock)(a)	55,755	2,129,283
Teledyne Technologies, Inc.(a)	45,745	1,835,747
Triumph Group, Inc.	21,438	1,123,994

		16,404,137

Air Freight & Logistics — 0.5%
EGL, Inc.(a)	41,792	1,244,566
Forward Air Corp.	40,178	1,162,350
HUB Group, Inc.(a)	52,346	1,442,132

		3,849,048

Airlines — 0.4%
Frontier Airlines, Inc.(a)(b)	48,186	356,576
Mesa Air Group, Inc.(a)	47,765	409,346
SkyWest, Inc.	84,222	2,148,504

		2,914,426

Auto Components — 0.4%
Drew Industries, Inc.(a)	24,523	637,843
LKQ Corp.(a)(b)	59,651	1,371,377
Standard Motor Products, Inc.	15,647	234,392
Superior Industries International, Inc.(b)	30,093	579,892

		2,823,504

Automobiles — 0.3%
Coachmen Industries, Inc.	20,552	226,072
Fleetwood Enterprises, Inc.(a)	84,322	666,987
Monaco Coach Corp.	35,239	498,984
Winnebago Industries, Inc.(b)	41,310	1,359,512

		2,751,555

Biotechnology — 0.5%
ArQule, Inc.(a)	37,165	220,017
Digene Corp.(a)	31,200	1,495,104
Regeneron Pharmaceuticals, Inc.(a)	85,652	1,719,035
Savient Pharmaceuticals, Inc.(a)	61,108	685,021

		4,119,177

Building Products — 1.2%
Apogee Enterprises, Inc.	37,138	717,135
ElkCorp.	27,143	1,115,306
Griffon Corp.(a)	34,501	879,776
Lennox International, Inc.	76,066	2,328,380
NCI Building Systems, Inc.(a)(b)	26,159	1,353,728
Simpson Manufacturing Co., Inc.(b)	48,213	1,525,941
Universal Forest Products, Inc.	24,887	1,160,232

		9,080,498

Capital Markets — 0.8%
Investment Technology Group, Inc.(a)	57,489	2,465,127
LaBranche & Co., Inc.(a)(b)	69,578	683,952

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Capital Markets (cont’d.)
Piper Jaffray Cos., Inc.(a)(b)	24,521	$1,597,543
SWS Group, Inc.	21,261	759,018
Tradestation Group, Inc.(a)	33,594	461,918

		5,967,558

Chemicals — 1.3%
A. Schulman, Inc.	31,822	708,040
Arch Chemicals, Inc.	31,783	1,058,692
Georgia Gulf Corp.	45,034	869,607
H.B. Fuller Co.	78,619	2,029,942
MacDermid, Inc.	32,978	1,124,549
Material Sciences Corp.(a)	16,703	216,137
OM Group, Inc.(a)	38,707	1,752,652
Omnova Solutions, Inc.(a)	55,149	252,582
Penford Corp.	11,780	203,794
PolyOne Corp.(a)	122,209	916,568
Quaker Chemical Corp.	13,010	287,131
Tronox, Inc. (Class “B” Stock)(b)	54,311	857,571
Wellman, Inc.	43,084	137,438

		10,414,703

Commercial Banks — 5.8%
Boston Private Financial Holdings, Inc.	48,167	1,358,791
Cascade Bancorp(b)	37,100	1,151,213
Central Pacific Financial Corp.	40,401	1,565,943
Chittenden Corp.	60,618	1,860,366
Community Bank System, Inc.	39,417	906,591
East West Bancorp, Inc.	80,770	2,860,873
First BanCorp/Puerto Rico(b)	106,491	1,014,859
First Commonwealth Financial Corp.	82,706	1,110,742
First Financial Bancorp	42,600	707,586
First Indiana Corp.	17,131	434,442
First Midwest Bancorp, Inc.	65,933	2,550,288
First Republic Bank	40,738	1,592,041
Glacier Bancorp, Inc.	68,839	1,682,425
Hanmi Financial Corp.	55,548	1,251,496
Independent Bank Corp.	26,747	676,432
Irwin Financial Corp.	24,693	558,803
Nara Bancorp, Inc.	27,613	577,664
PrivateBancorp, Inc.	23,684	985,965
Prosperity Bancshares, Inc.	34,110	1,177,136
Provident Bankshares Corp.	43,155	1,536,318
South Financial Group, Inc. (The)	99,132	2,635,920
Sterling Bancorp	24,659	485,782
Sterling Bancshares, Inc.	93,564	1,218,203
Sterling Financial Corp.	55,102	1,862,999
Susquehanna Bancshares, Inc.	68,311	1,836,200
UCBH Holdings, Inc.	131,072	2,301,624
Umpqua Holdings Corp.	76,491	2,251,130
United Bankshares, Inc.	48,303	1,866,911
Whitney Holding Corp.	86,906	2,834,874
Wilshire Bancorp, Inc.	20,356	386,153
Wintrust Financial Corp.	33,831	1,624,565

		44,864,335

Commercial Services & Supplies — 3.5%
ABM Industries, Inc.	57,461	1,304,939
Administaff, Inc.	31,958	1,366,844

SEE NOTES TO FINANCIAL STATEMENTS.

B87

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services & Supplies (cont’d.)
Angelica Corp.	12,447	$321,133
Bowne & Co., Inc.	38,204	608,972
Brady Corp.(b)	71,083	2,649,974
CDI Corp.	17,117	426,213
Central Parking Corp.	21,515	387,270
Consolidated Graphics, Inc.(a)	15,590	920,901
G&K Services, Inc. (Class “ A” Stock)	28,200	1,096,698
Healthcare Services Group, Inc.	36,207	1,048,555
Heidrick & Struggles International, Inc.(a)	23,098	978,431
John H. Harland Co.(b)	33,707	1,692,091
Labor Ready, Inc.(a)	68,686	1,259,014
Mobile Mini, Inc.(a)(b)	47,002	1,266,234
On Assignment, Inc.(a)	43,425	510,244
School Specialty, Inc.(a)(b)	24,466	917,230
Spherion Corp.(a)	74,533	553,780
Standard Register Co. (The)	16,343	196,116
Tetra Tech, Inc.(a)	75,898	1,372,995
United Stationers, Inc.(a)	39,899	1,862,884
Viad Corp.	28,486	1,156,532
Volt Information Sciences, Inc.(a)(b)	11,360	570,386
Waste Connections, Inc.(a)(b)	59,770	2,483,444
Watson Wyatt Worldwide, Inc.	55,893	2,523,569

		27,474,449

Communications Equipment — 1.2%
Bel Fuse, Inc. (Class “B” Stock)	15,667	545,055
Black Box Corp.	22,912	962,075
Blue Coat Systems, Inc.(a)(b)	19,033	455,840
C-COR.net Corp.(a)	63,477	707,134
Comtech Telecommunications Corp.(a)(b)	30,399	1,157,290
Digi International, Inc.(a)	33,006	455,153
Ditech Communications Corp.(a)	42,896	296,840
Harmonic, Inc.(a)	98,405	715,404
Inter-Tel, Inc.	28,149	623,782
NETGEAR, Inc.(a)	44,433	1,166,367
Network Equipment Technologies, Inc.(a)	33,218	193,329
PC-Tel, Inc.(a)	29,403	274,918
Symmetricom, Inc.(a)	60,771	542,077
Tollgrade Communications, Inc.(a)	17,990	190,154
ViaSat, Inc.(a)	32,036	954,993

		9,240,411

Computers & Peripherals — 0.9%
Adaptec, Inc.(a)(b)	154,837	721,540
Avid Technology, Inc.(a)(b)	53,998	2,011,966
Hutchinson Technology, Inc.(a)(b)	34,196	806,000
Komag, Inc.(a)(b)	40,862	1,547,853
Neoware, Inc.(a)(b)	26,282	347,185
Novatel Wireless, Inc.(a)	39,454	381,520
Synaptics, Inc.(a)(b)	33,373	990,844

		6,806,908

Construction & Engineering — 1.3%
EMCOR Group, Inc.(a)	41,819	2,377,410
Insituform Technologies, Inc. (Class “A” Stock)(a)	35,911	928,658

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Construction & Engineering (cont’d.)
Shaw Group, Inc. (The)(a)(b)	106,065	$3,553,178
URS Corp.(a)	68,423	2,931,926

		9,791,172

Construction Materials — 0.4%
Headwaters, Inc.(a)(b)	55,725	1,335,171
Texas Industries, Inc.(b)	31,636	2,031,980

		3,367,151

Consumer Finance — 0.5%
Cash America International, Inc.	39,085	1,833,087
First Cash Financial Services, Inc.(a)	36,200	936,494
Rewards Network, Inc.(a)	35,036	243,500
World Acceptance Corp.(a)(b)	23,123	1,085,625

		4,098,706

Containers & Packaging — 0.7%
AptarGroup, Inc.	45,445	2,683,073
Caraustar Industries, Inc.(a)	38,299	309,839
Chesapeake Corp.	26,086	443,984
Myers Industries, Inc.	35,549	556,697
Rock-Tenn Co. (Class “A” Stock)	43,399	1,176,547

		5,170,140

Distributors — 0.3%
Audiovox Corp.(a)	23,684	333,708
Building Materials Holding Corp.	38,278	945,084
Keystone Automotive Industries, Inc.(a)	21,475	729,935

		2,008,727

Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions, Inc.(a)(b)	34,457	1,332,108
Coinstar, Inc.(a)	36,433	1,113,757
CPI Corp.	6,890	320,316
Pre-Paid Legal Services, Inc.(b)	12,417	485,877
Universal Technical Institute, Inc.(a)(b)	30,430	675,850
Vertrue, Inc.(a)	12,727	488,844

		4,416,752

Diversified Financial Services — 0.3%
Financial Federal Corp.	35,872	1,054,996
Portfolio Recovery Associates, Inc.(a)(b)	21,042	982,451

		2,037,447

Diversified Telecommunication Services — 0.3%
Commonwealth Telephone Enterprises, Inc.	27,863	1,166,345
CT Communications, Inc.	26,100	598,212
General Communication, Inc. (Class “A” Stock)(a)	58,938	927,095

		2,691,652

Electric Utilities — 1.1%
ALLETE, Inc.(b)	40,061	1,864,439
Central Vermont Public Services Corp.	13,356	314,534
Cleco Corp.	75,755	1,911,299
El Paso Electric Co.(a)	61,501	1,498,779
Green Mountain Power Corp.	6,986	236,756

SEE NOTES TO FINANCIAL STATEMENTS.

B88

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electric Utilities (cont’d.)
UIL Holdings Corp.(b)	32,553	$1,373,411
Unisource Energy Corp.(b)	46,397	1,694,882

		8,894,100

Electrical Equipment — 1.5%
Acuity Brands, Inc.(b)	56,739	2,952,697
Baldor Electric Co.	38,327	1,280,888
Belden, Inc.	57,284	2,239,232
C&D Technologies, Inc.(b)	33,736	159,909
Magnetek, Inc.(a)	38,602	218,101
Regal Beloit Corp.	40,810	2,142,933
Smith (A.O.) Corp.(b)	29,915	1,123,607
Vicor Corp.	25,690	285,416
Woodward Governor Co.	38,753	1,538,882

		11,941,665

Electronic Equipment & Instruments — 4.6%
Aeroflex, Inc.(a)	96,907	1,135,750
Agilysys, Inc.	40,333	675,174
Anixter International, Inc.(a)(b)	44,542	2,418,631
Bell Microproducts, Inc. (Class “B” Stock)(a)	40,047	282,331
Benchmark Electronics, Inc.(a)(b)	85,312	2,078,200
Brightpoint, Inc.(a)	66,629	896,160
Checkpoint Systems, Inc.(a)	51,753	1,045,411
Cognex Corp.	58,782	1,400,187
Coherent, Inc.(a)	41,195	1,300,526
CTS Corp.	47,163	740,459
Daktronics, Inc.(b)	41,862	1,542,615
Electro Scientific Industries, Inc.(a)	38,315	771,664
FLIR Systems, Inc.(a)(b)	86,384	2,749,603
Gerber Scientific, Inc.(a)	30,266	380,141
Global Imaging Systems, Inc.(a)	67,408	1,479,606
Insight Enterprises, Inc.(a)	63,719	1,202,378
Itron, Inc.(a)(b)	33,747	1,749,444
Keithley Instruments, Inc.	18,457	242,710
Littelfuse, Inc.(a)	29,540	941,735
Lojack Corp.(a)	23,883	407,922
Mercury Computer Systems, Inc.(a)	29,135	389,244
Methode Electronics, Inc. (Class “A” Stock)	49,226	533,118
MTS Systems Corp.	24,009	927,228
Park Electrochemical Corp.	26,573	681,597
Paxar Corp.(a)	54,422	1,254,971
Photo Dynamics, Inc.(a)	22,407	261,938
Planar Systems, Inc.(a)	22,424	216,840
Radisys Corp.(a)	28,636	477,362
Rogers Corp.(a)	23,280	1,377,012
Scansource, Inc.(a)	33,951	1,032,110
Technitrol, Inc.	53,655	1,281,818
Trimble Navigation, Ltd.(a)	73,296	3,718,305
X-Rite, Inc.(a)	37,705	463,772

		36,055,962

Energy Equipment & Services — 3.7%
Atwood Oceanics, Inc.(a)	35,660	1,746,270
Bristow Group, Inc.(a)	30,923	1,116,011
CARBO Ceramics, Inc.(b)	26,679	996,994

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services (cont’d.)
Dril-Quip, Inc.(a)(b)	31,478	$1,232,678
Hydril Co.(a)	25,354	1,906,367
Input/Output, Inc.(a)(b)	92,601	1,262,152
Lone Star Technologies, Inc.(a)(b)	40,865	1,978,275
Lufkin Industries, Inc.	20,182	1,172,171
Oceaneering International, Inc.(a)	71,475	2,837,558
SEACOR Holdings, Inc.(a)(b)	28,112	2,787,024
Tetra Technologies, Inc.(a)	94,723	2,423,014
Unit Corp.(a)(b)	61,073	2,958,987
Veritas DGC, Inc.(a)	47,761	4,089,774
W-H Energy Services, Inc.(a)	39,721	1,934,015

		28,441,290

Exchange Traded Fund — 0.3%
iShares S&P SmallCap 600 Index(b)	33,694	2,223,467

Food & Staples Retailing — 1.0%
Casey’s General Stores, Inc.	66,521	1,566,570
Great Atlantic & Pacific Tea Co., Inc.(b)	25,691	661,286
Longs Drug Stores Corp.	37,422	1,585,944
Nash-Finch Co.(b)	18,263	498,580
Performance Food Group Co.(a)(b)	45,937	1,269,699
United Natural Foods, Inc.(a)(b)	56,014	2,012,023

		7,594,102

Food Products — 1.9%
Corn Products International, Inc.	97,824	3,378,840
Delta & Pine Land Co.	48,104	1,945,806
Flowers Foods, Inc.	68,106	1,838,181
Hain Celestial Group, Inc.(a)	51,356	1,602,821
J&J Snack Foods Corp.	18,099	749,299
Lance, Inc.	40,587	814,987
Peet’s Coffee & Tea, Inc.(a)	18,278	479,615
Ralcorp Holdings, Inc.(a)	35,186	1,790,616
Sanderson Farms, Inc.(b)	20,944	634,394
TreeHouse Foods, Inc.(a)	41,118	1,282,882

		14,517,441

Gas Utilities — 3.4%
Atmos Energy Corp.	115,137	3,674,022
Cascade Natural Gas Corp.	15,128	392,118
Energen Corp.(b)	95,397	4,477,936
Laclede Group, Inc. (The)	28,181	987,180
New Jersey Resources Corp.	36,504	1,773,364
Northwest Natural Gas Co.	36,261	1,538,917
Piedmont Natural Gas Co., Inc.(b)	99,243	2,654,750
South Jersey Industries, Inc.	38,614	1,290,094
Southern Union Co.	141,923	3,966,748
Southwest Gas Corp.	54,711	2,099,261
UGI Corp.	139,516	3,805,996

		26,660,386

Health Care Equipment & Supplies — 5.1%
American Medical Systems Holdings, Inc.(a)(b)	93,488	1,731,398
Analogic Corp.	18,461	1,036,401
ArthroCare Corp.(a)(b)	35,577	1,420,234
Biolase Technology, Inc.(a)(b)	31,162	272,668
Biosite, Inc.(a)(b)	21,410	1,045,879
CONMED Corp.(a)	36,876	852,573

SEE NOTES TO FINANCIAL STATEMENTS.

B89

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (cont’d.)
Cooper Companies, Inc. (The)	58,721	$2,613,085
Cyberonics, Inc.(a)	28,552	589,313
Datascope Corp.	16,596	604,758
DJ Orthopedics, Inc.(a)	30,452	1,303,955
Haemonetics Corp.(a)	35,538	1,599,921
Hologic, Inc.(a)(b)	69,495	3,285,723
ICU Medical, Inc.(a)	19,385	788,582
IDEXX Laboratories, Inc.(a)	41,245	3,270,728
Immucor, Inc.(a)(b)	89,296	2,610,122
Integra LifeSciences Holdings Corp.(a)	25,972	1,106,147
Invacare Corp.	42,019	1,031,566
Kensey Nash Corp.(a)	15,411	490,070
Mentor Corp.	55,546	2,714,532
Meridian Bioscience, Inc.	28,298	694,150
Merit Medical Systems, Inc.(a)	36,065	571,270
Osteotech, Inc.(a)	22,758	128,583
Palomar Medical Technologies, Inc.(a)(b)	23,352	1,183,246
PolyMedica Corp.	29,698	1,200,096
Possis Medical, Inc.(a)	22,606	304,729
Respironics, Inc.(a)	96,182	3,630,870
SurModics, Inc.(a)(b)	21,004	653,644
Theragenics Corp.(a)	43,540	134,974
Viasys Healthcare, Inc.(a)	43,198	1,201,768
Vital Signs, Inc.	10,335	515,923
Wilson Greatbatch Technologies, Inc.(a)	28,956	779,496

		39,366,404

Health Care Providers & Services — 3.7%
Amedisys, Inc.(a)	33,803	1,111,105
AMERIGROUP Corp.(a)	68,656	2,464,064
AMN Healthcare Services, Inc.(a)	44,857	1,235,362
AmSurg Corp.(a)(b)	39,405	906,315
Centene Corp.(a)	56,910	1,398,279
Chemed Corp.	34,626	1,280,469
Cross Country Healthcare, Inc.(a)	28,652	625,187
CryoLife, Inc.(a)	29,460	225,369
Genesis Healthcare Corp.(a)	25,945	1,225,382
Gentiva Health Services, Inc.(a)	35,980	685,779
Healthways, Inc.(a)(b)	45,688	2,179,774
Hooper Holmes, Inc.	89,093	294,898
inVentiv Health, Inc.(a)	39,117	1,382,786
LCA-Vision, Inc.(b)	27,418	942,082
Matria Healthcare, Inc.(a)(b)	28,285	812,628
Odyssey Healthcare, Inc.(a)(b)	45,210	599,485
Owens & Minor, Inc.	52,990	1,656,997
Pediatrix Medical Group, Inc.(a)	63,918	3,125,589
RehabCare Group, Inc.(a)	22,661	336,516
Sierra Health Services, Inc.(a)(b)	75,322	2,714,605
Sunrise Senior Living, Inc.(a)	59,025	1,813,248
United Surgical Partners International, Inc.(a)(b)	58,790	1,666,697

		28,682,616

Health Care Technology — 1.0%
Allscripts Healthcare Solutions, Inc.(a)(b)	63,000	1,700,370
Cerner Corp.(a)(b)	85,480	3,889,339
Dendrite International, Inc.(a)	57,625	617,164
Per-Se Technologies, Inc.(a)	43,979	1,221,737

		7,428,610

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 3.7%
Aztar Corp.(a)(b)	48,113	$2,618,309
California Pizza Kitchen, Inc.(a)	25,200	839,412
CEC Entertainment, Inc.(a)	43,911	1,767,418
CKE Restaurants, Inc.	91,738	1,687,979
IHOP Corp.	20,717	1,091,786
Jack in the Box, Inc.(a)	44,309	2,704,622
Landry’s Restaurants, Inc.(b)	22,314	671,428
Marcus Corp.	28,047	717,442
Multimedia Games, Inc.(a)(b)	36,206	347,578
O’Charleys, Inc.(a)	30,753	654,424
P.F. Chang’s China Bistro, Inc.(a)(b)	35,132	1,348,366
Panera Bread Co. (Class “A” Stock)(a)(b)	41,680	2,330,329
Papa John’s International, Inc.(a)(b)	31,673	918,834
Pinnacle Entertainment, Inc.(a)	63,367	2,099,982
RARE Hospitality International, Inc.(a)(b)	44,913	1,478,985
Red Robin Gourmet Burgers, Inc.(a)(b)	21,915	785,653
Shuffle Master, Inc.(a)(b)	46,066	1,206,929
Sonic Corp.(a)	91,750	2,197,413
Steak n Shake Co. (The)(a)	37,089	652,766
Triarc Co., Inc. (Class “B” Stock)	81,990	1,639,800
WMS Industries, Inc.(a)	31,056	1,082,612

		28,842,067

Household Durables — 1.8%
Bassett Furniture Industries, Inc.	15,471	252,796
Champion Enterprises, Inc.(a)	100,693	942,486
Ethan Allen Interiors, Inc.	41,878	1,512,215
Interface, Inc.(a)	68,595	975,421
La-Z-Boy, Inc.(b)	67,691	803,492
Lenox Group, Inc.(a)	18,547	118,701
Libbey, Inc.	18,774	231,671
M/I Homes, Inc.	15,937	608,634
Meritage Home Corp.(a)(b)	28,920	1,380,062
National Presto Industries, Inc.	6,250	374,188
NVR, Inc.(a)(b)	6,292	4,058,340
Russ Berrie & Co., Inc.(a)	15,067	232,785
Skyline Corp.	8,994	361,739
Standard Pacific Corp.	85,081	2,279,320

		14,131,850

Household Products — 0.4%
Central Garden and Pet Co.(a)(b)	31,400	1,520,388
Spectrum Brands, Inc.(a)(b)	49,892	543,823
WD-40 Co.	22,461	783,215

		2,847,426

Industrial Conglomerates — 0.2%
Standex International Corp.	16,394	493,951
Tredegar Industries, Inc.	36,834	832,817

		1,326,768

Insurance — 2.9%
Delphi Financial Group, Inc.	56,921	2,303,023
Hilb, Rogal & Hamilton Co.	47,666	2,007,692
Infinity Property & Casualty Corp.	26,179	1,266,802
LandAmerica Financial Group, Inc.(b)	23,400	1,476,774
Philadelphia Consolidated Holding Corp.(a)	75,201	3,350,956

SEE NOTES TO FINANCIAL STATEMENTS.

B90

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance (cont’d.)
Presidential Life Corp.	28,308	$621,361
ProAssurance Corp.(a)	43,834	2,188,193
RLI Corp.	26,709	1,506,922
Safety Insurance Group, Inc.	18,844	955,579
SCPIE Holdings, Inc.(a)	13,268	346,826
Selective Insurance Group, Inc.	37,804	2,165,791
Stewart Information Services Corp.	24,048	1,042,721
United Fire & Casualty Co.	27,640	974,310
Zenith National Insurance Corp.	48,748	2,286,769

		22,493,719

Internet & Catalog Retail — 0.2%
Blue Nile, Inc.(a)(b)	18,400	678,776
PetMed Express, Inc.(a)	31,892	425,758
Stamps.com, Inc.(a)	25,140	395,955

		1,500,489

Internet Software & Services — 1.4%
Bankrate, Inc.(a)(b)	15,038	570,692
Digital Insight Corp.(a)	42,735	1,644,870
Digitas, Inc.(a)	113,948	1,528,043
InfoSpace, Inc.(a)(b)	41,348	848,047
j2 Global Communications, Inc.(a)(b)	65,466	1,783,949
MIVA, Inc.(a)	36,916	125,145
United Online, Inc.	86,341	1,146,608
WebEx Communications, Inc.(a)(b)	56,719	1,978,926
Websense, Inc.(a)	58,879	1,344,208

		10,970,488

IT Services — 1.8%
CACI International, Inc. (Class “A” Stock)(a)	40,469	2,286,499
Carreker Corp.(a)	26,615	203,339
Ciber, Inc.(a)	71,585	485,346
eFunds Corp.(a)	61,746	1,698,015
Gevity HR, Inc.	33,216	786,887
Global Payments, Inc.	89,847	4,159,915
Keane, Inc.(a)(b)	58,701	699,129
ManTech International Corp. (Class “A” Stock)(a)	24,050	885,762
MAXIMUS, Inc.	28,369	873,198
Startek, Inc.	14,828	200,771
Sykes Enterprises, Inc.(a)	38,942	686,937
TALX Corp.	41,164	1,129,952

		14,095,750

Leisure Equipment & Products — 1.2%
Arctic Cat, Inc.	16,368	287,913
JAKKS Pacific, Inc.(a)	36,593	799,191
K2, Inc.(a)	65,002	857,376
Marinemax, Inc.(a)(b)	24,682	640,004
Nautilus Group, Inc. (The)(b)	41,442	580,188
Polaris Industries, Inc.(b)	51,500	2,411,745
Pool Corp.(b)	66,906	2,620,709
RC2 Corp.(a)	27,585	1,213,740
Sturm Ruger & Co., Inc.(a)	24,130	231,648

		9,642,514

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Life Sciences Tools & Services — 0.6%
Cambrex Corp.	35,209	$799,948
Dionex Corp.(a)	25,396	1,440,207
Enzo Biochem, Inc.(a)(b)	39,713	566,705
Kendle International, Inc.(a)	16,172	508,609
PAREXEL International Corp.(a)	35,846	1,038,459
Pharmanet Development Group, Inc.(a)	24,226	534,668

		4,888,596

Machinery — 3.9%
Albany International Corp. (Class “A” Stock)	38,414	1,264,205
Astec Industries, Inc.(a)	24,782	869,848
ASV, Inc.(a)(b)	27,005	439,371
Barnes Group, Inc.	52,212	1,135,611
Briggs & Stratton Corp.	64,960	1,750,672
CLARCOR, Inc.	67,270	2,274,399
Enpro Industries, Inc.(a)	27,921	927,256
Gardner Denver, Inc.(a)	69,243	2,583,456
IDEX Corp.	70,658	3,349,896
Kaydon Corp.	37,128	1,475,467
Lindsay Manufacturing Co.	15,281	498,925
Lydall, Inc.(a)	21,306	230,318
Manitowoc Co., Inc.	81,203	4,825,893
Mueller Industries, Inc.	48,745	1,545,217
Robbins & Myers, Inc.	22,148	1,017,036
Toro Co.	54,011	2,518,533
Valmont Industries, Inc.	22,656	1,257,181
Wabash National Corp.	41,006	619,191
Watts Water Technologies, Inc. (Class “A” Stock)	38,361	1,577,021

		30,159,496

Marine — 0.3%
Kirby Corp.(a)	69,764	2,381,045

Media — 0.8%
4Kids Entertainment, Inc.(a)	17,263	314,532
ADVO, Inc.	42,007	1,369,428
Arbitron, Inc.	38,833	1,686,906
Live Nation, Inc.(a)	86,250	1,931,999
Radio One, Inc. (Class “D” Stock)(a)	101,425	683,605

		5,986,470

Metals & Mining — 2.2%
AMCOL International Corp.	28,737	797,164
Brush Engineered Materials, Inc.(a)(b)	26,535	896,087
Carpenter Technology Corp.	33,788	3,463,946
Castle (A.M.) & Co.	16,616	422,877
Century Aluminum Co.(a)(b)	30,395	1,357,137
Chaparral Steel Co.(b)	61,093	2,704,587
Cleveland-Cliffs, Inc.(b)	54,357	2,633,053
Quanex Corp.(b)	48,750	1,686,263
RTI International Metals, Inc.(a)(b)	30,156	2,358,802
Ryerson Tull, Inc.(b)	34,591	867,888
Steel Technologies, Inc.	15,091	264,847

		17,452,651

Multiline Retail — 0.2%
Fred’s, Inc.	52,735	634,930
Tuesday Morning Corp.(b)	39,224	609,933

		1,244,863

SEE NOTES TO FINANCIAL STATEMENTS.

B91

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Multi-Utilities — 0.3%
Avista Corp.	68,568	$1,735,456
CH Energy Group, Inc.	17,893	944,750

		2,680,206

Oil, Gas & Consumable Fuels — 3.6%
Cabot Oil & Gas Corp. (Class “A” Stock)(b)	63,188	3,832,352
Cimarex Energy Co.(b)	109,211	3,986,202
Frontier Oil Corp.	145,485	4,181,239
Helix Energy Solutions Group, Inc.(a)(b)	123,038	3,859,702
Massey Energy Corp.	105,982	2,461,962
Penn Virginia Corp.	24,653	1,726,696
Petroleum Development Corp.(a)	19,528	840,680
St. Mary Land & Exploration Co.	72,376	2,666,332
Stone Energy Corp.(a)	36,866	1,303,213
Swift Energy Co.(a)	38,921	1,744,050
World Fuel Services Corp.	37,360	1,661,026

		28,263,454

Paper & Forest Products — 0.5%
Buckeye Technologies, Inc.(a)	49,627	594,531
Deltic Timber Corp.	13,471	751,412
Neenah Paper, Inc.	19,521	689,482
Pope & Talbot, Inc.(a)	21,467	117,424
Schweitzer-Mauduit International, Inc.	20,370	530,639
Wausau-Mosinee Paper Corp.	58,899	882,897

		3,566,385

Personal Products — 0.6%
Mannatech, Inc.(b)	20,600	303,438
NBTY, Inc.(a)	74,387	3,092,267
Playtex Products, Inc.(a)	73,331	1,055,233
USANA Health Sciences, Inc.(a)(b)	11,963	618,009

		5,068,947

Pharmaceuticals — 0.7%
Alpharma, Inc. (Class “A” Stock)	56,394	1,359,095
Bradley Pharmaceuticals, Inc.(a)	21,664	445,845
MGI Pharma, Inc.(a)(b)	104,050	1,915,561
Noven Pharmaceuticals, Inc.(a)	32,132	817,759
Sciele Pharma, Inc.(a)(b)	38,630	927,120

		5,465,380

Real Estate Investment Trusts (REITs) — 4.0%
Acadia Realty Trust	41,819	1,046,311
Colonial Properties Trust	60,719	2,846,507
EastGroup Properties, Inc.	31,196	1,670,858
Entertainment Properties Trust	34,946	2,042,244
Essex Property Trust, Inc.(b)	30,780	3,978,316
Inland Real Estate Corp.(b)	89,313	1,671,939
Kilroy Realty Corp.	42,772	3,336,216
Lexington Corporate Properties Trust	90,660	2,032,597
LTC Properties, Inc.	27,292	745,345
MID-AMERICA Apartment Communities, Inc.(b)	32,285	1,847,993
National Retail Properties, Inc.(b)	77,810	1,785,740
New Century Financial Corp.(b)	59,194	1,869,938
Parkway Properties, Inc.	19,634	1,001,530
PS Business Parks, Inc.	21,077	1,490,355
Senior Housing Properties Trust	90,159	2,207,092
Sovran Self Storage, Inc.	26,556	1,521,128

		31,094,109

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Road & Rail — 1.3%
Arkansas Best Corp.	32,858	$1,182,888
Heartland Express, Inc.	77,646	1,166,243
Kansas City Southern Industries, Inc.(a)(b)	99,927	2,895,885
Knight Transportation, Inc.	75,906	1,294,197
Landstar System, Inc.	75,035	2,864,836
Old Dominion Freight Line, Inc.(a)(b)	36,892	887,990

		10,292,039

Semiconductors & Semiconductor Equipment — 3.4%
Actel Corp.(a)	34,334	623,505
Advanced Energy Industries, Inc.(a)	46,644	880,172
ATMI, Inc.(a)(b)	46,053	1,405,998
Axcelis Technologies, Inc.(a)	133,523	778,439
Brooks Automation, Inc.(a)	99,314	1,430,122
Cabot Microelectronics Corp.(a)	31,619	1,073,149
Cohu, Inc.	29,737	599,498
Cymer, Inc.(a)(b)	48,956	2,151,616
Diodes, Inc.(a)	26,379	935,927
DSP Group, Inc.(a)	38,297	831,045
Exar Corp.(a)	48,420	629,460
FEI Co.(a)	33,435	881,681
Intevac, Inc.(a)	27,900	724,005
Kopin Corp.(a)	89,403	319,169
Kulicke & Soffa Industries, Inc.(a)	75,217	631,823
Microsemi Corp.(a)	93,700	1,841,205
MKS Instruments, Inc.(a)	73,500	1,659,630
Pericom Semiconductor Corp.(a)	34,389	394,442
Phototronics, Inc.(a)	54,914	897,295
Rudolph Technologies, Inc.(a)	32,756	521,476
Skyworks Solutions, Inc.(a)(b)	212,231	1,502,595
Standard Microsystems Corp.(a)	29,148	815,561
Supertex, Inc.(a)	18,057	708,737
Ultratech Stepper, Inc.(a)	30,569	381,501
Varian Semiconductor Equipment Associates, Inc.(a)	72,954	3,320,865
Veeco Instruments, Inc.(a)(b)	40,961	767,200

		26,706,116

Software — 3.5%
Altiris, Inc.(a)	31,921	810,155
ANSYS, Inc.(a)	50,765	2,207,770
Captaris, Inc.(a)	35,589	276,527
Catapult Communications Corp.(a)	13,856	124,427
Epicor Software Corp.(a)	76,208	1,029,570
EPIQ Systems, Inc.(a)	18,924	321,140
FactSet Research Systems, Inc.	49,766	2,810,783
Hyperion Solution Corp.(a)	77,185	2,774,029
JDA Software Group, Inc.(a)	38,601	531,536
Kronos, Inc.(a)	42,020	1,543,815
Manhattan Associates, Inc.(a)	35,893	1,079,661
Mapinfo Corp.(a)	28,058	366,157
MICROS Systems, Inc.(a)	52,173	2,749,517
Napster, Inc.(a)	59,177	214,813
Open Solutions, Inc.(a)	27,488	1,034,648
Phoenix Technologies, Ltd.(a)	33,488	150,696
Progress Software Corp.(a)	54,192	1,513,583
Quality Systems, Inc.	22,392	834,550

SEE NOTES TO FINANCIAL STATEMENTS.

B92

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software (cont’d.)
Radiant Systems, Inc.(a)	34,082	$355,816
Secure Computing Corp.(a)	85,016	557,705
Sonic Solutions(a)	34,267	558,552
SPSS, Inc.(a)	25,976	781,098
Take -Two Interactive Software, Inc.(a)(b)	95,586	1,697,607
THQ, Inc.(a)(b)	84,832	2,758,737

		27,082,892

Specialty Retail — 4.1%
Aaron Rents, Inc.	64,096	1,844,683
Cato Corp. (The) (Class “A” Stock)	41,491	950,559
Children’s Place Retail Stores, Inc. (The)(a)(b)	30,738	1,952,478
Christopher & Banks Corp.	50,103	934,922
Cost Plus, Inc.(a)(b)	29,037	299,081
Dress Barn, Inc.(a)(b)	60,612	1,414,078
Finish Line, Inc. (The) (Class “A” Stock)	55,007	785,500
Genesco, Inc.(a)	29,663	1,106,430
Group 1 Automotive, Inc.	31,819	1,645,679
Guitar Center, Inc.(a)(b)	38,674	1,758,120
Gymboree Corp. (The)(a)	41,721	1,592,073
Hancock Fabrics, Inc.(a)	25,198	86,681
Haverty Furniture Cos., Inc.	29,811	441,203
Hibbett Sporting Goods, Inc.(a)	41,862	1,278,047
Hot Topic, Inc.(a)	58,250	777,055
Jo-Ann Stores, Inc.(a)	32,206	792,268
Jos. A. Bank Clothiers, Inc.(a)(b)	23,744	696,886
Men’s Wearhouse, Inc. (The)	69,785	2,669,974
Midas, Inc.(a)	15,499	356,477
Pep Boys-Manny, Moe & Jack	71,628	1,064,392
Select Comfort Corp.(a)(b)	69,362	1,206,205
Sonic Automotive, Inc.	39,646	1,151,320
Stage Stores, Inc.	38,361	1,165,791
Stein Mart, Inc.	35,546	471,340
Tractor Supply Co.(a)(b)	45,599	2,038,731
Tween Brands Inc.(a)	42,202	1,685,126
Zale Corp.(a)	64,001	1,805,468

		31,970,567

Textiles, Apparel & Luxury Goods — 2.6%
Ashworth, Inc.(a)	19,071	138,455
Brown Shoe Co., Inc.	37,944	1,811,447
Crocs, Inc.(a)(b)	44,210	1,909,872
Deckers Outdoor Corp.(a)(b)	14,437	865,498
Fossil, Inc.(a)(b)	59,600	1,345,768
Kellwood Co.	33,184	1,079,144
K-Swiss, Inc.	34,967	1,074,886
Movado Group, Inc.	26,800	777,200
Oxford Industries, Inc.	20,093	997,617
Phillips-Van Heusen Corp.	73,225	3,673,698
Quiksilver, Inc.(a)(b)	158,596	2,497,887
Skechers USA, Inc., (Class “A” Stock)(a)	32,791	1,092,268
Stride Rite Corp.	47,555	717,129
Wolverine World Wide, Inc.	73,382	2,092,855

		20,073,724

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance — 2.0%
Anchor BanCorp Wisconsin, Inc.	23,859	$687,616
Bank Mutual Corp.	79,410	961,655
BankAtlantic Bancorp, Inc. (Class “A” Stock)	60,366	833,654
BankUnited Financial Corp. (Class “A” Stock)	42,070	1,176,277
Brookline Bancorp, Inc.	81,087	1,067,916
Dime Community Bancshares	36,121	506,055
Downey Financial Corp.	25,765	1,870,025
Fidelity Bankshares, Inc.	28,886	1,145,908
FirstFed Financial Corp.(a)(b)	21,924	1,468,250
Flagstar Bancorp, Inc.	51,087	758,131
Franklin Bank Corp.(a)	31,046	637,685
Fremont General Corp.	89,273	1,447,115
MAF Bancorp, Inc.	36,826	1,645,754
TrustCo Bank Corp.(b)	98,851	1,099,223

		15,305,264

Tobacco — 0.1%
Alliance One International, Inc.(a)	115,246	813,637

Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.(b)	49,154	1,293,242
Kaman Corp. (Class “A” Stock)	31,736	710,569
Lawson Products, Inc.	5,520	253,313
Watsco, Inc.	32,281	1,522,372

		3,779,496

Water Utilities — 0.1%
American States Water Co.(b)	22,479	868,139

TOTAL LONG-TERM INVESTMENTS (cost $512,194,674)		773,093,046

SHORT-TERM INVESTMENTS — 25.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $197,654,555; includes 193,996,428 of cash collateral received for securities on loan) (Note 4)(c)(d)	197,654,555	197,654,555

	Principal Amount (000)
U.S. Government Obligation
U.S. Treasury Bills(e)(f) (cost $297,077) 4.80%, 3/15/07	$300	297,139

TOTAL SHORT-TERM INVESTMENTS (cost $197,951,632)		197,951,694

TOTAL INVESTMENTS — 125.0% (cost $710,146,306)		971,044,740
LIABILTIES IN EXCESS OF OTHER ASSETS(g) — (25.0)%		(193,907,821)

NET ASSETS — 100.0%		$777,136,919

SEE NOTES TO FINANCIAL STATEMENTS.

B93

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $183,898,003; cash collateral of $193,996,428 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Rate quoted represents yield-to-maturity as of purchase date.

(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures as follows:

Open future contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation
Long Position:
11	Russell 2000	Mar. 07	$4,371,950	$4,350,125	$21,825

SEE NOTES TO FINANCIAL STATEMENTS.

B94

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Affiliated Money Market Mutual Fund (including 25.0% of collateral received for securities on loan)	25.5%
Commercial Banks	5.8
Health Care Equipment & Supplies	5.1
Electronic Equipment & Instruments	4.6
Specialty Retail	4.1
Real Estate Investment Trusts (REITs)	4.0
Machinery	3.9
Energy Equipment & Services	3.7
Health Care Providers & Services	3.7
Hotels, Restaurants & Leisure	3.7
Oil, Gas & Consumable Fuels	3.6
Commercial Services & Supplies	3.5
Software	3.5
Gas Utilities	3.4
Semiconductors & Semiconductor Equipment	3.4
Insurance	2.9
Textiles, Apparel & Luxury Goods	2.6
Metals & Mining	2.2
Aerospace & Defense	2.1
Thrifts & Mortgage Finance	2.0
Food Products	1.9
Household Durables	1.8
IT Services	1.8
Electrical Equipment	1.5
Internet Software & Services	1.4
Chemicals	1.3
Construction & Engineering	1.3
Road & Rail	1.3
Building Products	1.2
Communications Equipment	1.2
Leisure Equipment & Products	1.2

Electric Utilities	1.1%
Food & Staples Retailing	1.0
Health Care Technology	1.0
Computers & Peripherals	0.9
Capital Markets	0.8
Media	0.8
Containers & Packaging	0.7
Pharmaceuticals	0.7
Diversified Consumer Services	0.6
Life Sciences Tools & Services	0.6
Personal Products	0.6
Air Freight & Logistics	0.5
Biotechnology	0.5
Consumer Finance	0.5
Paper & Forest Products	0.5
Trading Companies & Distributors	0.5
Airlines	0.4
Auto Components	0.4
Construction Materials	0.4
Household Products	0.4
Automobiles	0.3
Distributors	0.3
Diversified Financial Services	0.3
Diversified Telecommunication Services	0.3
Exchange Traded Fund	0.3
Marine	0.3
Multi-Utilities	0.3
Industrial Conglomerates	0.2
Internet & Catalog Retail	0.2
Multiline Retail	0.2
Tobacco	0.1
Water Utilities	0.1

125.0
Liabilities in excess of other assets	(25.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B95

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.2%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.4%
Boeing Co.	204,136	$18,135,442
General Dynamics Corp.	104,600	7,777,010
Goodrich Corp.	31,800	1,448,490
Honeywell International, Inc.	215,150	9,733,386
L-3 Communications Holdings, Inc.	32,900	2,690,562
Lockheed Martin Corp.	93,698	8,626,775
Northrop Grumman Corp.	97,226	6,582,200
Raytheon Co.	115,818	6,115,190
Rockwell Collins, Inc.	45,100	2,854,379
United Technologies Corp.	260,000	16,255,200

		80,218,634

Air Freight & Logistics — 0.9%
FedEx Corp.	80,740	8,769,979
United Parcel Service, Inc. (Class B Stock)	274,800	20,604,504

		29,374,483

Airlines — 0.1%
Southwest Airlines Co.	176,637	2,706,079

Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)(a)(b)	49,200	1,032,708
Johnson Controls, Inc.	46,100	3,960,912

		4,993,620

Automobiles — 0.4%
Ford Motor Co.(b)	462,045	3,469,958
General Motors Corp.	139,100	4,273,152
Harley-Davidson, Inc.(b)	69,700	4,911,759

		12,654,869

Beverages — 2.1%
Anheuser-Busch Cos., Inc.(b)	204,500	10,061,400
Brown-Forman Corp.	16,200	1,073,088
Coca-Cola Co. (The) (Class B Stock)	522,700	25,220,275
Coca-Cola Enterprises, Inc.	84,700	1,729,574
Constellation Brands, Inc. (Class A Stock)(a)	38,200	1,108,564
Molson Coors Brewing Co. (Class B Stock)	16,000	1,223,040
Pepsi Bottling Group, Inc.	33,600	1,038,576
PepsiCo, Inc.	429,640	26,873,982

		68,328,499

Biotechnology — 1.3%
Amgen, Inc.(a)	303,164	20,709,133
Biogen Idec, Inc.(a)(b)	90,825	4,467,682
Celgene Corp.(a)(b)	87,200	5,016,616
Genzyme Corp.(a)	58,800	3,620,904
Gilead Sciences, Inc.(a)	109,200	7,090,356
MedImmune, Inc.(a)	61,200	1,981,044

		42,885,735

Building Products — 0.1%
American Standard Cos., Inc.	38,900	1,783,565
Masco Corp.	103,400	3,088,558

		4,872,123

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Capital Markets — 3.8%
Ameriprise Financial, Inc.	62,300	$3,395,350
Bank of New York Co., Inc.	199,200	7,842,504
Bear Stearns & Co., Inc.	32,110	5,226,866
Charles Schwab Corp.	275,400	5,326,236
E*Trade Financial Corp.(a)	106,800	2,394,456
Federated Investors, Inc. (Class B Stock)	22,600	763,428
Franklin Resources, Inc.	40,400	4,450,868
Goldman Sachs Group, Inc.	113,100	22,546,485
Janus Capital Group, Inc.	55,000	1,187,450
Legg Mason, Inc.(b)	30,800	2,927,540
Lehman Brothers Holdings, Inc.	141,100	11,022,732
Mellon Financial Corp.(b)	105,700	4,455,255
Merrill Lynch & Co., Inc.(b)	234,100	21,794,710
Morgan Stanley	277,710	22,613,925
Northern Trust Corp.	48,800	2,961,672
State Street Corp.	85,600	5,772,864
T. Rowe Price Group, Inc.	59,600	2,608,692

		127,291,033

Chemicals — 1.5%
Air Products & Chemicals, Inc.	55,700	3,914,596
Ashland, Inc.	18,600	1,286,748
Dow Chemical Co.	259,761	10,374,854
Du Pont (E.I.) de Nemours & Co.	234,391	11,417,186
Eastman Chemical Co.	22,400	1,328,544
Ecolab, Inc.	48,800	2,205,760
Hercules, Inc.(a)	27,900	538,749
International Flavors & Fragrances, Inc.	18,700	919,292
Monsanto Co.	131,396	6,902,232
PPG Industries, Inc.	42,600	2,735,346
Praxair, Inc.	79,000	4,687,070
Rohm and Haas Co.	38,800	1,983,456
Sigma-Aldrich Corp.	12,800	994,816

		49,288,649

Commercial Banks — 4.1%
BB&T Corp.	140,900	6,189,737
Comerica, Inc.	44,750	2,625,930
Commerce Bancorp, Inc.	33,300	1,174,491
Compass Bancshares, Inc.	33,800	2,016,170
Fifth Third Bancorp	143,249	5,863,182
First Horizon National Corp.(b)	35,900	1,499,902
Huntington Bancshares, Inc.(b)	60,875	1,445,781
KeyCorp	106,900	4,065,407
M&T Bank Corp.	20,100	2,455,416
Marshall & Ilsley Corp.	58,700	2,824,057
National City Corp.(b)	151,500	5,538,840
PNC Financial Services Group, Inc.(b)	77,900	5,767,716
Regions Financial Corp.	196,812	7,360,769
SunTrust Banks, Inc.	90,700	7,659,615
Synovus Financial Corp.	85,100	2,623,633
US Bancorp	455,381	16,480,238
Wachovia Corp.	491,855	28,011,142
Wells Fargo & Co.	873,620	31,065,927
Zions Bancorporation	27,700	2,283,588

		136,951,541

SEE NOTES TO FINANCIAL STATEMENTS.

B96

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services & Supplies — 0.5%
Allied Waste Industries, Inc.(a)(b)	71,800	$882,422
Avery Dennison Corp.	25,000	1,698,250
Cintas Corp.	35,800	1,421,618
Donnelley (R.R.) & Sons Co.	57,500	2,043,550
Equifax, Inc.	31,100	1,262,660
Monster Worldwide, Inc.(a)	22,900	1,068,056
Pitney Bowes, Inc.	58,300	2,692,877
Robert Half International, Inc.	45,800	1,700,096
Waste Management, Inc.	145,030	5,332,753

		18,102,282

Communications Equipment — 2.6%
ADC Telecommunications, Inc.(a)	27,200	395,216
Avaya, Inc.(a)	110,908	1,550,494
Ciena Corp.(a)(b)	21,657	600,115
Cisco Systems, Inc.(a)	1,577,600	43,115,808
Comverse Technology, Inc.(a)(b)	37,000	781,070
Corning, Inc.(a)	371,400	6,948,894
JDS Uniphase Corp.(a)	24,887	414,617
Juniper Networks, Inc.(a)	115,000	2,178,100
Motorola, Inc.	652,695	13,419,409
QUALCOMM, Inc.	427,200	16,143,888
Tellabs, Inc.(a)	116,000	1,190,160

		86,737,771

Computers & Peripherals — 3.7%
Apple Computer, Inc.(a)	213,600	18,121,824
Dell, Inc.(a)	596,100	14,956,149
EMC Corp.(a)	588,274	7,765,217
Hewlett-Packard Co.	720,616	29,682,173
International Business Machines Corp.	392,100	38,092,515
Lexmark International, Inc.(a)(b)	29,014	2,123,825
NCR Corp.(a)	46,300	1,979,788
Network Appliance, Inc.(a)	96,800	3,802,304
QLogic Corp.(a)	51,800	1,135,456
SanDisk Corp.(a)(b)	47,700	2,052,531
Sun Microsystems, Inc.(a)	808,600	4,382,612

		124,094,394

Construction & Engineering — 0.1%
Fluor Corp.	23,500	1,918,775

Construction Materials — 0.1%
Vulcan Materials Co.	27,000	2,426,490

Consumer Finance — 1.0%
American Express Co.	310,800	18,856,236
Capital One Financial Corp.	113,569	8,724,371
SLM Corp.	109,000	5,315,930

		32,896,537

Containers & Packaging — 0.2%
Ball Corp.	23,400	1,020,240
Bemis Co.	25,900	880,082
Pactiv Corp.(a)	33,000	1,177,770
Sealed Air Corp.	19,910	1,292,557
Temple-Inland, Inc.	29,600	1,362,488

		5,733,137

Distributors — 0.1%
Genuine Parts Co.	46,225	2,192,452

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)(a)(b)	29,800	$1,161,306
H&R Block, Inc.	87,900	2,025,216

		3,186,522

Diversified Financial Services — 5.7%
Bank of America Corp.	1,164,207	62,157,011
Chicago Mercantile Exchange Holdings, Inc.(b)	8,200	4,179,950
CIT Group, Inc.	53,800	3,000,426
Citigroup, Inc.	1,260,476	70,208,512
JPMorgan Chase & Co.	903,385	43,633,496
Moody’s Corp.	65,320	4,510,999

		187,690,394

Diversified Telecommunication Services — 2.0%
AT&T, Inc.(b)	993,409	35,514,372
BellSouth Corp.	467,700	22,033,347
CenturyTel, Inc.	30,000	1,309,800
Citizens Communications Co.	90,300	1,297,611
Embarq Corp.	39,376	2,069,603
Qwest Communications International, Inc.(a)(b)	411,647	3,445,485
Windstream Corp.	102,565	1,458,474

		67,128,692

Electric Utilities — 1.8%
Allegheny Energy, Inc.(a)	36,200	1,661,942
American Electric Power Co., Inc.	109,940	4,681,245
Duke Energy Corp.(b)	308,482	10,244,687
Edison International	85,100	3,870,348
Entergy Corp.	52,100	4,809,872
Exelon Corp.	171,550	10,617,230
FirstEnergy Corp.	87,436	5,272,391
FPL Group, Inc.(b)	99,700	5,425,674
Pinnacle West Capital Corp.	26,000	1,317,940
PPL Corp.	95,100	3,408,384
Progress Energy, Inc.	56,714	2,783,523
Southern Co.	179,100	6,601,626

		60,694,862

Electrical Equipment — 0.5%
American Power Conversion Corp.	31,500	963,585
Cooper Industries Ltd.	25,000	2,260,750
Emerson Electric Co.	210,000	9,258,900
Rockwell Automation, Inc.	45,800	2,797,464

		15,280,699

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(a)	113,682	3,961,818
Jabil Circuit, Inc.	30,900	758,595
Molex, Inc.	32,600	1,031,138
Sanmina Corp.(a)	150,600	519,570
Solectron Corp.(a)(b)	261,700	842,674
Symbol Technologies, Inc.	67,400	1,006,956
Tektronix, Inc.	18,300	533,811

		8,654,562

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	84,630	6,318,476

SEE NOTES TO FINANCIAL STATEMENTS.

B97

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services (cont’d.)
BJ Services Co.	87,400	$2,562,568
Halliburton Co.	264,200	8,203,410
Nabors Industries Ltd.(a)(b)	86,800	2,584,904
National-Oilwell Varco, Inc.(a)	43,200	2,642,976
Noble Corp.(b)	32,800	2,497,720
Rowan Cos., Inc.	12,700	421,640
Schlumberger Ltd.	308,800	19,503,808
Smith International Inc.	37,900	1,556,553
Transocean, Inc.(a)	83,133	6,724,628
Weatherford International Ltd.(a)	85,500	3,573,045

		56,589,728

Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	123,332	6,520,563
CVS Corp.(b)	206,600	6,386,006
Kroger Co.	186,300	4,297,941
Safeway, Inc.	117,300	4,053,888
SUPERVALU, Inc.	57,208	2,045,186
Sysco Corp.	153,700	5,650,012
Walgreen Co.(b)	257,900	11,835,031
Wal-Mart Stores, Inc.	629,900	29,088,782
Whole Foods Market, Inc.(b)	31,300	1,468,909

		71,346,318

Food Products — 1.0%
Archer-Daniels-Midland Co.	168,138	5,373,690
Campbell Soup Co.	48,800	1,897,832
ConAgra Foods, Inc.	135,800	3,666,600
Dean Foods Co.(a)	27,200	1,150,016
General Mills, Inc.	94,300	5,431,680
Heinz (H.J.) & Co.	80,350	3,616,554
Hershey Foods Corp.	46,100	2,295,780
Kellogg Co.	66,000	3,303,960
McCormick & Co., Inc.	31,300	1,206,928
Sara Lee Corp.	185,900	3,165,877
Tyson Foods, Inc. (Class A Stock)	51,800	852,110
Wrigley (William) Jr. Co.	49,100	2,539,452

		34,500,479

Gas Utilities — 0.1%
Nicor, Inc.	12,200	570,960
Peoples Energy Corp.	6,000	267,420
Questar Corp.	21,900	1,818,795

		2,657,175

Healthcare Equipment & Supplies — 1.5%
Bausch & Lomb, Inc.(b)	12,100	629,926
Baxter International, Inc.	164,700	7,640,433
Becton Dickinson & Co.	68,800	4,826,320
Biomet, Inc.	46,625	1,924,214
Boston Scientific Corp.(a)	289,199	4,968,439
C.R. Bard, Inc.	26,600	2,207,002
Hospira, Inc.(a)	42,820	1,437,896
Medtronic, Inc.	294,800	15,774,748
St. Jude Medical, Inc.(a)	84,600	3,092,976
Stryker Corp.	69,500	3,830,145
Zimmer Holdings, Inc.(a)	59,286	4,646,837

		50,978,936

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 2.5%
Aetna, Inc.	150,348	$6,492,027
AmerisourceBergen Corp.(b)	58,400	2,625,664
Cardinal Health, Inc.	103,475	6,666,894
Caremark Rx, Inc.	111,400	6,362,054
CIGNA Corp.	31,200	4,104,984
Coventry Health Care, Inc.(a)	39,750	1,989,488
Express Scripts, Inc.(a)	34,700	2,484,520
Health Management Associates, Inc.	66,300	1,399,593
Humana, Inc.(a)	41,900	2,317,489
Laboratory Corp. of America Holdings(a)(b)	33,800	2,483,286
Manor Care, Inc.	12,750	598,230
McKesson Corp.	72,107	3,655,825
Medco Health Solutions, Inc.(a)	74,396	3,975,722
Patterson Cos., Inc.(a)	21,400	759,914
Quest Diagnostics, Inc.	44,300	2,347,900
Tenet Healthcare Corp.(a)	111,100	774,367
UnitedHealth Group, Inc.	349,500	18,778,635
Wellpoint, Inc.(a)	168,200	13,235,658

		81,052,250

Healthcare Technology
IMS Health, Inc.	51,320	1,410,274

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.(b)	106,800	5,238,540
Darden Restaurants, Inc.	38,650	1,552,571
Harrah’s Entertainment, Inc.	41,450	3,428,744
Hilton Hotels Corp.	84,000	2,931,600
International Game Technology(b)	79,000	3,649,800
Marriott International, Inc. (Class A Stock)	77,900	3,717,388
McDonald’s Corp.(b)	330,500	14,651,065
Starbucks Corp.(a)(b)	200,100	7,087,542
Starwood Hotels & Resorts Worldwide, Inc.	47,300	2,956,250
Wendy’s International, Inc.	21,700	718,053
Wyndham Worldwide Corp.(a)	42,663	1,366,069
Yum! Brands, Inc.	72,500	4,263,000

		51,560,622

Household Durables — 0.6%
Black & Decker Corp.	16,500	1,319,505
Centex Corp.(b)	32,000	1,800,640
D.R. Horton, Inc.	52,200	1,382,778
Fortune Brands, Inc.(b)	33,000	2,817,870
Harman International Industries, Inc.	16,700	1,668,497
KB Home	21,932	1,124,673
Leggett & Platt, Inc.	50,900	1,216,510
Lennar Corp. (Class A Stock)	29,000	1,521,340
Newell Rubbermaid, Inc.	58,249	1,686,309
Pulte Homes, Inc.	39,800	1,318,176
Snap-On, Inc.	12,300	585,972
Stanley Works	12,200	613,538
Whirlpool Corp.(b)	16,507	1,370,411

		18,426,219

Household Products — 2.2%
Clorox Co.	37,900	2,431,285

SEE NOTES TO FINANCIAL STATEMENTS.

B98

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Household Products (cont’d.)
Colgate-Palmolive Co.	130,400	$8,507,296
Kimberly-Clark Corp.	124,788	8,479,345
Procter & Gamble Co.	814,681	52,359,547

		71,777,473

Independent Power Producers & Energy Traders — 0.4%
AES Corp.(a)	159,700	3,519,788
Constellation Energy Group, Inc.(b)	48,350	3,329,865
Dynegy, Inc.(a)	87,800	635,672
TXU Corp.	125,512	6,804,006

		14,289,331

Industrial Conglomerates — 4.0%
3M Co.	190,000	14,806,700
General Electric Co.	2,633,800	98,003,697
Textron, Inc.	32,100	3,010,017
Tyco International Ltd.	510,543	15,520,507

		131,340,921

Insurance — 4.5%
ACE Ltd.	87,200	5,281,704
AFLAC, Inc.(b)	121,400	5,584,400
Allstate Corp.	164,888	10,735,858
Ambac Financial Group, Inc.	28,800	2,565,216
American International Group, Inc.	667,487	47,832,118
Aon Corp.	74,725	2,640,782
Chubb Corp.	113,000	5,978,830
Cincinnati Financial Corp.	45,628	2,067,405
Genworth Financial, Inc. (Class A Stock)	106,800	3,653,628
Hartford Financial Services Group, Inc.	82,500	7,698,075
Lincoln National Corp.	71,363	4,738,503
Loews Corp.	104,300	4,325,321
Marsh & McLennan Cos., Inc.	121,800	3,734,388
MBIA, Inc.(b)	36,850	2,692,261
MetLife, Inc.	198,800	11,731,188
Principal Financial Group, Inc.	66,300	3,891,810
Progressive Corp.	195,800	4,742,276
SAFECO Corp.	35,800	2,239,290
St. Paul Travelers Cos., Inc.	181,898	9,766,104
Torchmark Corp.	24,100	1,536,616
UnumProvident Corp.	86,456	1,796,556
XL Capital Ltd. (Class A Stock)	45,300	3,262,506

		148,494,835

Internet & Catalog Retail — 0.1%
Amazon.Com, Inc.(a)(b)	67,000	2,643,820
IAC/InterActiveCorp(a)(b)	45,200	1,679,632

		4,323,452

Internet Software & Services — 1.3%
eBay, Inc.(a)(b)	285,300	8,578,971
Google, Inc. (Class A Stock)(a)	53,950	24,842,896
VeriSign, Inc.(a)	50,500	1,214,525
Yahoo!, Inc.(a)(b)	301,300	7,695,202

		42,331,594

COMMON STOCKS (Continued)	Shares	Value (Note 2)
IT Services — 1.1%
Affiliated Computer Services, Inc. (Class A Stock)(a)	25,300	$1,235,652
Automatic Data Processing, Inc.	147,100	7,244,675
Cognizant Technology Solutions(a)	31,300	2,415,108
Computer Sciences Corp.(a)	47,400	2,529,738
Convergys Corp.(a)	37,600	894,128
Electronic Data Systems Corp.	123,300	3,396,915
Fidelity Information Services, Inc.	31,500	1,262,835
First Data Corp.	187,004	4,772,342
Fiserv, Inc.(a)	54,900	2,877,858
Paychex, Inc.	89,350	3,532,899
Sabre Holdings Corp.	39,619	1,263,450
Unisys Corp.(a)	67,000	525,280
Western Union Co.	192,004	4,304,730

		36,255,610

Leisure Equipment & Products — 0.2%
Brunswick Corp.	26,400	842,160
Eastman Kodak Co.	53,000	1,367,400
Hasbro, Inc.	42,650	1,162,213
Mattel, Inc.	98,281	2,227,047

		5,598,820

Life Sciences, Tools & Services — 0.3%
Applera Corp.-Applied Biosystems Group	49,100	1,801,479
Millipore Corp.(a)	10,800	719,280
PerkinElmer, Inc.	31,000	689,130
Thermo Electron Corp.(a)	104,800	4,746,392
Waters Corp.(a)	27,600	1,351,572

		9,307,853

Machinery — 1.4%
Caterpillar, Inc.	167,300	10,260,509
Cummins, Inc.	12,400	1,465,432
Danaher Corp.	61,500	4,455,060
Deere & Co.	57,600	5,476,032
Dover Corp.	55,100	2,701,002
Eaton Corp.	40,200	3,020,628
Illinois Tool Works, Inc.	106,600	4,923,854
Ingersoll-Rand Co. (Class A Stock)	81,800	3,200,834
ITT Corp.	50,000	2,841,000
PACCAR, Inc.(b)	60,952	3,955,785
Pall Corp.	17,600	608,080
Parker Hannifin Corp.	32,325	2,485,146
Terex Corp.(a)	17,000	1,097,860

		46,491,222

Media — 3.6%
CBS Corp. (Class B Stock)	212,768	6,634,106
Clear Channel Communications, Inc.	123,100	4,374,974
Comcast Corp. (Class A Stock)(a)(b)	536,430	22,707,082
DIRECTV Group, Inc. (The)(a)	176,600	4,404,404
Dow Jones & Co., Inc.(b)	17,400	661,200
E.W. Scripps Co. (Class A Stock)	16,700	833,998
Gannett Co., Inc.	59,100	3,573,186
Interpublic Group of Cos., Inc.(a)(b)	69,800	854,352
McGraw-Hill Cos., Inc.	89,800	6,108,196
Meredith Corp.	11,000	619,850

SEE NOTES TO FINANCIAL STATEMENTS.

B99

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media (cont’d.)
New York Times Co.(b)	41,900	$1,020,684
News Corp. (Class A Stock)	573,100	12,310,188
Omnicom Group, Inc.	44,600	4,662,484
Time Warner, Inc.	1,037,720	22,601,542
Tribune Co.	49,000	1,508,220
Univision Communications, Inc. (Class A Stock)(a)	49,400	1,749,748
Viacom, Inc. (Class B Stock)(a)	174,468	7,158,422
Walt Disney Co.	540,301	18,516,115

		120,298,751

Metals & Mining — 0.9%
Alcoa, Inc.	228,376	6,853,564
Allegheny Technologies, Inc.	20,040	1,817,227
Freeport-McMoran Copper & Gold, Inc.	41,100	2,290,503
Newmont Mining Corp.	119,503	5,395,560
Nucor Corp.	78,600	4,296,276
Phelps Dodge Corp.	50,756	6,076,508
United States Steel Corp.	27,740	2,028,904

		28,758,542

Multiline Retail — 1.2%
Big Lots, Inc.(a)	26,200	600,504
Dillard’s, Inc.	20,750	725,628
Dollar General Corp.	78,203	1,255,940
Family Dollar Stores, Inc.	45,600	1,337,448
Federated Department Stores, Inc.	139,820	5,331,337
J.C. Penney Co., Inc.	61,900	4,788,584
Kohl’s Corp.(a)	84,700	5,796,021
Nordstrom, Inc.	56,000	2,763,040
Sears Holdings Corp.(a)(b)	20,412	3,427,787
Target Corp.	223,568	12,754,554

		38,780,843

Multi-Utilities — 1.1%
Ameren Corp.(b)	48,300	2,595,159
CenterPoint Energy, Inc.(b)	86,610	1,435,994
CMS Energy Corp.(a)(b)	53,000	885,100
Consolidated Edison, Inc.(b)	62,800	3,018,796
Dominion Resources, Inc.(b)	88,842	7,448,513
DTE Energy Co.(b)	37,000	1,791,170
KeySpan Corp.	33,800	1,391,884
NiSource, Inc.	73,000	1,759,300
PG&E Corp.	78,500	3,715,405
Public Service Enterprise Group, Inc.	60,300	4,002,714
Sempra Energy	70,054	3,925,826
TECO Energy, Inc.	37,900	653,017
Xcel Energy, Inc.	109,495	2,524,955

		35,147,833

Office Electronics — 0.1%
Xerox Corp.(a)	246,892	4,184,819

Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp.	122,526	5,332,332
Apache Corp.	85,250	5,669,978
Chesapeake Energy Corp.	104,700	3,041,535
Chevron Corp.	561,592	41,293,860
ConocoPhillips	421,779	30,346,999
Consol Energy, Inc.(b)	28,800	925,344

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Devon Energy Corp.	114,800	$7,700,784
El Paso Corp.	176,311	2,694,032
EOG Resources, Inc.	59,700	3,728,265
Exxon Mobil Corp.(b)	1,491,970	114,329,660
Hess Corp.	66,000	3,271,620
Kinder Morgan, Inc.	22,600	2,389,950
Marathon Oil Corp.	92,997	8,602,223
Murphy Oil Corp.(b)	43,100	2,191,635
Occidental Petroleum Corp.	223,500	10,913,505
Peabody Energy Corp.	53,500	2,161,935
Sunoco, Inc.(b)	37,000	2,307,320
Valero Energy Corp.	161,700	8,272,572
Williams Cos., Inc.	150,000	3,918,000
XTO Energy, Inc.	98,200	4,620,310

		263,711,859

Paper & Forest Products — 0.3%
International Paper Co.	123,267	4,203,405
MeadWestvaco Corp.	48,289	1,451,567
Weyerhaeuser Co.	61,200	4,323,780

		9,978,752

Personal Products — 0.1%
Avon Products, Inc.	104,100	3,439,464
Estee Lauder Cos., Inc. (The)	25,500	1,040,910

		4,480,374

Pharmaceuticals — 6.3%
Abbott Laboratories	396,700	19,323,257
Allergan, Inc.(b)	36,300	4,346,562
Barr Pharmaceuticals, Inc.(a)	20,800	1,042,496
Bristol-Myers Squibb Co.	501,860	13,208,955
Forest Laboratories, Inc.(a)	89,700	4,538,820
Johnson & Johnson	752,371	49,671,533
King Pharmaceuticals, Inc.(a)	71,033	1,130,845
Lilly (Eli) & Co.	262,600	13,681,460
Merck & Co., Inc.	573,400	25,000,240
Mylan Laboratories, Inc.	40,900	816,364
Pfizer, Inc.	1,873,508	48,523,857
Schering-Plough Corp.(b)	381,400	9,016,296
Watson Pharmaceuticals, Inc.(a)	27,900	726,237
Wyeth	356,600	18,158,072

		209,184,994

Real Estate Investment Trust — 1.0%
Apartment Investment & Management Co. (Class A Stock)	24,700	1,383,694
Archstone-Smith Trust(b)	57,100	3,323,791
Boston Properties, Inc.(b)	25,700	2,875,316
Equity Office Properties Trust	79,100	3,810,247
Equity Residential Properties Trust	66,700	3,385,025
Kimco Realty Corp.(b)	47,700	2,144,115
Plum Creek Timber Co., Inc.	46,200	1,841,070
ProLogis	65,600	3,986,512
Public Storage, Inc.	25,500	2,486,250
Simon Property Group, Inc.(b)	56,400	5,712,756
Vornado Realty Trust	29,800	3,620,700

		34,569,476

SEE NOTES TO FINANCIAL STATEMENTS.

B100

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Management & Development — 0.1%
CB Richard Ellis Group Inc.(a)	48,500	$1,610,200
Realogy Corp.(a)	56,254	1,705,621

		3,315,821

Road & Rail — 0.7%
Burlington Northern Santa Fe Corp.	94,726	6,991,726
CSX Corp.	117,824	4,056,680
Norfolk Southern Corp.	98,900	4,973,681
Ryder System, Inc.	17,600	898,656
Union Pacific Corp.	69,400	6,386,188

		23,306,931

Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc.(a)(b)	112,900	2,297,515
Altera Corp.(a)(b)	95,200	1,873,536
Analog Devices, Inc.	98,900	3,250,843
Applied Materials, Inc.	389,600	7,188,120
Broadcom Corp.(a)(b)	102,550	3,313,391
Intel Corp.	1,487,700	30,125,925
KLA-Tencor Corp.	43,700	2,174,075
Linear Technology Corp.	64,900	1,967,768
LSI Logic Corp.(a)(b)	110,800	997,200
Maxim Integrated Products, Inc.	64,000	1,959,680
Micron Technology, Inc.(a)	151,900	2,120,524
National Semiconductor Corp.	86,000	1,952,200
Novellus Systems, Inc.(a)(b)	40,000	1,376,800
NVIDIA Corp.(a)	80,400	2,975,604
PMC-Sierra, Inc.(a)(b)	20,000	134,200
Teradyne, Inc.(a)(b)	30,800	460,768
Texas Instruments, Inc.	397,700	11,453,760
Xilinx, Inc.	92,200	2,195,282

		77,817,191

Software — 3.3%
Adobe Systems, Inc.(a)	141,700	5,826,704
Autodesk, Inc.(a)(b)	46,700	1,889,482
BMC Software, Inc.(a)	57,900	1,864,380
CA, Inc.	121,673	2,755,893
Citrix Systems, Inc.(a)	27,500	743,875
Compuware Corp.(a)	108,600	904,638
Electronic Arts, Inc.(a)	74,200	3,736,712
Intuit, Inc.(a)(b)	91,600	2,794,716
Microsoft Corp.	2,226,600	66,486,275
Novell, Inc.(a)	89,100	552,420
Oracle Corp.(a)	1,019,020	17,466,003
Symantec Corp.(a)(b)	273,011	5,692,279

		110,713,377

Specialty Retail — 2.0%
AutoNation, Inc.(a)	40,589	865,357
AutoZone, Inc.(a)	13,600	1,571,616
Bed Bath & Beyond, Inc.(a)	57,800	2,202,180
Best Buy Co., Inc.	104,225	5,126,828
Circuit City Stores, Inc.	37,000	702,260
Gap, Inc.	133,787	2,608,847
Home Depot, Inc.	526,819	21,157,051
Limited Brands, Inc.	89,796	2,598,696
Lowe’s Cos., Inc.(b)	386,900	12,051,935
Office Depot, Inc.(a)	77,000	2,939,090

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Specialty Retail (cont’d.)
OfficeMax, Inc.	16,786	$833,425
Radioshack Corp.(b)	31,760	532,933
Sherwin-Williams Co.	31,400	1,996,412
Staples, Inc.	180,000	4,806,000
Tiffany & Co.	30,300	1,188,972
TJX Cos., Inc.	122,000	3,479,440

		64,661,042

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(a)	106,400	4,570,944
Jones Apparel Group, Inc.	28,000	936,040
Liz Claiborne, Inc.	26,400	1,147,344
NIKE, Inc. (Class B Stock)	47,100	4,664,313
V.F. Corp.	24,536	2,013,915

		13,332,556

Thrifts & Mortgage Finance — 1.5%
Countrywide Financial Corp.	159,498	6,770,690
Fannie Mae	250,900	14,900,951
Freddie Mac	176,900	12,011,510
MGIC Investment Corp.(b)	23,600	1,475,944
Sovereign Bancorp, Inc.	87,405	2,219,213
Washington Mutual, Inc.	246,326	11,205,370

		48,583,678

Tobacco — 1.6%
Altria Group, Inc.	536,700	46,059,594
Reynolds American, Inc.	44,400	2,906,868
UST, Inc.	42,200	2,456,040

		51,422,502

Trading Companies & Distributors
Grainger (W.W.), Inc.	20,300	1,419,782

Wireless Telecommunication Services — 1.5%
Alltel Corp.	99,200	5,999,616
Sprint Nextel Corp.	763,522	14,422,931
Verizon Communications, Inc.	748,538	27,875,555

		48,298,102

TOTAL LONG-TERM INVESTMENTS (cost $1,846,351,504)		3,247,003,171

SHORT-TERM INVESTMENTS — 11.5%
Affiliated Money Market Mutual Fund — 11.4%
Dryden Core Investment Fund —Taxable Money Market Series (includes $324,986,258 of cash collateral received for securities on loan)(Note 4)(c)(f)	377,537,575	377,537,575

	Principal Amount (000)
U. S. Government Obligation — 0.1%
United States Treasury Bills(d)(e) 4.8%, 03/15/07 (cost $3,961,026)	$4,000	3,961,856

SEE NOTES TO FINANCIAL STATEMENTS.

B101

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $381,498,601)	$381,499,431
TOTAL INVESTMENTS — 109.7% (cost $2,227,850,105)	3,628,502,602
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (9.7)%	(322,093,626)

NET ASSETS — 100.0%	$3,306,408,976

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $312,744,658; cash collateral of $324,986,258 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(g)	Liabilities in excess of other assets include net unrealized appreciation on futures contracts as follows:

Open futures contract outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation
Long Position:
167	S&P 500 Index	Mar. 2007	$59,635,700	$59,530,462	$105,238

SEE NOTES TO FINANCIAL STATEMENTS.

B102

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Money Market Mutual Fund (including 9.8% of collateral received for securities on loan)	11.4%
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	6.3
Diversified Financial Services	5.7
Insurance	4.5
Commercial Banks	4.1
Industrial Conglomerates	4.0
Capital Markets	3.8
Computers & Peripherals	3.7
Media	3.6
Software	3.3
Communications Equipment	2.6
Healthcare Providers & Services	2.5
Aerospace/Defense	2.4
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	2.2
Household Products	2.2
Beverages	2.1
Diversified Telecommunication Services	2.0
Specialty Retail	2.0
Electric Utilities	1.8
Energy Equipment & Services	1.7
Hotels, Restaurants & Leisure	1.6
Tobacco	1.6
Chemicals	1.5
Healthcare Equipment & Supplies	1.5
Thrifts & Mortgage Finance	1.5
Wireless Telecommunication Services	1.5
Machinery	1.4
Biotechnology	1.3
Internet Software & Services	1.3
Multiline Retail	1.2
IT Services	1.1

Multi-Utilities	1.1%
Consumer Finance	1.0
Food Products	1.0
Real Estate Investment Trust	1.0
Air Freight & Logistics	0.9
Metals & Mining	0.9
Road & Rail	0.7
Household Durables	0.6
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Automobiles	0.4
Independent Power Producers & Energy Traders	0.4
Textiles, Apparel & Luxury Goods	0.4
Electronic Equipment & Instruments	0.3
Life Sciences, Tools & Services	0.3
Paper & Forest Products	0.3
Containers & Packaging	0.2
Leisure Equipment & Products	0.2
Airlines	0.1
Auto Components	0.1
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Internet & Catalog Retail	0.1
Office Electronics	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
U. S. Government Obligation	0.1
Healthcare Technology	0.0
Trading Companies & Distributors	0.0

109.7
Liabilities in excess of other assets	(9.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B103

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.6%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 2.1%
Honeywell International, Inc.	934,100	$42,258,684

Building Products — 1.2%
American Standard Companies, Inc.	527,900	24,204,215

Capital Markets — 7.5%
Bank of New York Co., Inc. (The)	1,099,100	43,271,567
Mellon Financial Corp.(b)	399,900	16,855,785
Merrill Lynch & Co., Inc.	515,200	47,965,120
UBS AG	657,400	39,660,942

		147,753,414

Chemicals — 2.6%
E.I. du Pont de Nemours & Co.	575,300	28,022,863
Mosaic Co. (The)(a)(b)	1,074,600	22,953,456

		50,976,319

Commercial Banks — 1.4%
Royal Bank of Scotland Group PLC (United Kingdom)	697,747	27,227,885

Commercial Services & Supplies — 1.9%
Waste Management, Inc.	1,015,300	37,332,581

Communications Equipment — 3.1%
Avaya, Inc.(a)	2,359,000	32,978,820
Motorola, Inc.	1,377,800	28,327,568

		61,306,388

Computers & Peripherals — 1.1%
International Business Machines Corp.	221,500	21,518,725

Consumer Finance — 2.0%
American Express Co.	326,000	19,778,420
SLM Corp.	406,200	19,810,374

		39,588,794

Diversified Consumer Services — 3.0%
Career Education Corp.(a)(b)	828,400	20,527,752
H&R Block, Inc.	1,716,800	39,555,072

		60,082,824

Diversified Financial Services — 7.7%
Bank of America Corp.	773,972	41,322,365
Citigroup, Inc.	1,064,200	59,275,940
JPMorgan Chase & Co.	570,100	27,535,830
KKR Private Equity Investors LLP	176,100	4,023,885
KKR Private Equity Investors LLP, RDU, Physical, Private Placement, 144A (cost $22,639,596; purchased 5/03/06 – 5/05/06)(e)(f)(g)	907,900	20,745,515

		152,903,535

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	533,800	19,878,712

Electric Utilities — 0.8%
Exelon Corp.	256,400	15,868,596

Energy Equipment & Services — 1.5%
Baker Hughes, Inc.	391,300	29,214,458

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Food & Staples Retailing — 2.8%
Kroger Co. (The)	1,671,100	$38,552,277
Wal-Mart Stores, Inc.	382,300	17,654,614

		56,206,891

Food Products — 3.4%
Cadbury Schweppes PLC ADR (United Kingdom)(b)	820,400	35,219,772
ConAgra Foods, Inc.	1,206,400	32,572,800

		67,792,572

Healthcare Equipment & Supplies — 1.0%
Boston Scientific Corp.(a)	1,172,800	20,148,704

Healthcare Providers & Services — 3.0%
CIGNA Corp.	204,300	26,879,751
Omnicare, Inc.(b)	819,300	31,649,559

		58,529,310

Hotels, Restaurants & Leisure — 1.8%
Hilton Hotels Corp.(b)	377,500	13,174,750
OSI Restaurant Partners, Inc.	570,500	22,363,600

		35,538,350

Household Products — 1.6%
Kimberly-Clark Corp.	479,100	32,554,845

Independent Power Producers & Energy Traders — 1.8%
NRG Energy, Inc.(a)(b)	633,200	35,465,532

Industrial Conglomerates — 2.9%
General Electric Co.	743,900	27,680,519
Tyco International Ltd.	969,500	29,472,800

		57,153,319

Insurance — 7.8%
American International Group, Inc.	764,400	54,776,904
Axis Capital Holdings Ltd.	661,100	22,060,907
Genworth Financial, Inc. (Class “A” Stock)	385,700	13,194,797
Loews Corp.	828,400	34,353,748
Montpelier Re Holdings Ltd.	1,559,400	29,020,434

		153,406,790

Internet & Catalog Retail — 0.8%
IAC/InterActiveCorp(a)(b)	446,300	16,584,508

Media — 4.7%
Comcast Corp. (Class “A” Stock)(a)(b)	790,700	33,470,331
Idearc, Inc.(a)	26,690	764,669
Liberty Global, Inc., Series C(a)	1,093,335	30,613,380
Viacom, Inc. (Class “B” Stock)(a)	697,614	28,623,102

		93,471,482

Metals & Mining — 1.5%
Phelps Dodge Corp.	242,000	28,972,240

Multi-Utilities — 1.4%
Sempra Energy	494,200	27,694,968

Office Electronics — 2.1%
Xerox Corp.(a)	2,418,400	40,991,880

SEE NOTES TO FINANCIAL STATEMENTS.

B104

VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Oil, Gas & Consumable Fuels — 11.8%
Anadarko Petroleum Corp.	518,800	$22,578,176
Hess Corp.	665,300	32,978,921
Marathon Oil Corp.	215,400	19,924,500
Nexen, Inc.(b)	523,700	28,803,500
Occidental Petroleum Corp.	774,600	37,823,718
Petroleo Brasileiro SA ADR (Brazil)	319,800	32,936,202
Suncor Energy, Inc.	531,100	41,909,101
Trident Resources Corp. (Canada) (cost $16,980,633; purchased 3/11/05 — 1/05/06)(a)(e)(f)	404,537	17,344,981

		234,299,099

Pharmaceuticals — 2.5%
Abbott Laboratories	465,100	22,655,021
Novartis AG ADR (Switzerland)	467,200	26,835,968

		49,490,989

Software — 2.1%
Computer Associates International, Inc.(b)	956,106	21,655,801
Symantec Corp.(a)(b)	958,800	19,990,980

		41,646,781

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc. (Class “B” Stock)	228,400	22,618,452

Thrifts & Mortgage Finance — 0.7%
Countrywide Financial Corp.(b)	324,300	13,766,535

Tobacco — 2.3%
Altria Group, Inc.	524,700	45,029,754

Wireless Telecommunication Services — 3.6%
Alltel Corp.	575,300	34,794,144
Sprint Nextel Corp.(b)	1,887,436	35,653,666

		70,447,810

TOTAL LONG-TERM INVESTMENTS (cost $1,476,137,639)		1,931,925,941

SHORT-TERM INVESTMENT — 10.8%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $213,111,026 includes $165,338,035 of cash collateral for securities on loan) (Note 4)(c)(d)		213,111,026

TOTAL INVESTMENTS(h) — 108.4% (cost $1,689,248,665)		2,145,036,967

LIABILITIES IN EXCESS OF OTHER ASSETS — (8.4)%		(166,085,618)

NET ASSETS — 100.0%		$1,978,951,349

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
RDU	Restricted Depositary Unit

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $157,993,033; cash collateral of $165,338,035 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	Indicates illiquid securities.

(f)	Indicates securities restricted to resale. The aggregate cost of such securities was $39,620,229. The aggregate value of $38,090,496 is approximately 1.9% of the net assets.

(g)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(h)	As of December 31, 2006, one security representing $17,344,981 and 0.8% of the total market value of the Portfolio were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Oil, Gas & Consumable Fuels	11.8%
Affiliated Money Market Mutual Fund (including 8.4% of collateral received for securities on loan)	10.8
Insurance	7.8
Diversified Financial Services	7.7
Capital Markets	7.5
Media	4.7
Wireless Telecommunication Services	3.6
Food Products	3.4
Communications Equipment	3.1
Diversified Consumer Services	3.0
Healthcare Providers & Services	3.0
Industrial Conglomerates	2.9
Food & Staples Retailing	2.8
Chemicals	2.6
Pharmaceuticals	2.5
Tobacco	2.3
Aerospace & Defense	2.1
Office Electronics	2.1
Software	2.1
Consumer Finance	2.0
Commercial Services & Supplies	1.9
Hotels, Restaurants & Leisure	1.8
Independent Power Producers & Energy Traders	1.8
Household Products	1.6
Energy Equipment & Services	1.5
Metals & Mining	1.5
Commercial Banks	1.4
Multi-Utilities	1.4
Building Products	1.2
Computers & Peripherals	1.1
Textiles, Apparel & Luxury Goods	1.1
Diversified Telecommunications Services	1.0
Healthcare Equipment & Supplies	1.0
Electric Utilities	0.8
Internet & Catalog Retail	0.8
Thrifts & Mortgage Finance	0.7

108.4
Liabilities in excess of other assets	(8.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B105

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), was a Maryland corporation, organized on November 15, 1982, and continues to be a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to thirteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S. government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are undervalued.

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The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, Conservative Balanced, Global, High Yield Bond and Natural Resources Portfolios held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The Diversified Bond, High Yield Bond and Natural Resources Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by these portfolios at December 31, 2006 include registration rights, under which the portfolios may demand registration by the issuer, of which the portfolios may bear the cost of such registration. Restricted securities, including private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the

C2

value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

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Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, credit default swap agreements and total return swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The swaps are valued daily at current market value and any change in value is

C4

included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gains daily. The Diversified Bond, Government Income and High Yield Bond Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

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Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), ClearBridge Advisors LLC (“ClearBridge”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Company, L.L.C. (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.40
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40

At December 31, 2006 the Subadvisors that provide investment advisory services to the Portfolios are as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison, ClearBridge (Formerly Salomon)
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

C6

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio (other than Global Portfolio) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense Limit	Class II Expense Limit
Conservative Balanced Portfolio	0.75%	N/A
Diversified Bond Portfolio	0.75	N/A
Equity Portfolio	0.75	1.15%
Flexible Managed Portfolio	0.75	N/A
Government Income Portfolio	0.75	N/A
High Yield Bond Portfolio	0.75	N/A
Jennison Portfolio	0.75	1.15
Money Market Portfolio	0.75	N/A
Natural Resources Portfolio	0.75	1.15
Small Capitalization Stock Portfolio	0.75	N/A
Stock Index Portfolio	0.75	N/A
Value Portfolio	0.75	1.15

N/A – Not applicable – There are no Class II shares outstanding for this portfolio.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Series Fund’s security lending agent. For the year ended December 31, 2006, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$111,599
Diversified Bond Portfolio	84,483
Equity Portfolio	480,394
Flexible Managed Portfolio	165,775
Global Portfolio	95,240
Government Income Portfolio	14,817
High Yield Bond Portfolio	286,527
Jennison Portfolio	410,250
Natural Resources Portfolio	437,167
Small Capitalization Stock Portfolio	235,414
Stock Index Portfolio	154,048
Value Portfolio	82,624

For the year ended December 31, 2006, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Equity Portfolio	$77,388	$48,044
Jennison Portfolio	31,235	12,692
Value Portfolio	48,028	15,817

C7

Certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and a short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Included in the realized gain/loss on investments, in the Statement of Operations of the Natural Resources Portfolio, for the year ended December 31, 2006, is an amount of approximately $139,200, reimbursed by the Subadviser in connection with a security trading error.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2006 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$581,674,096
Diversified Bond Portfolio	820,395,985
Equity Portfolio	2,525,011,169
Flexible Managed Portfolio	2,372,555,167
Global Portfolio	415,180,971
Government Income Portfolio	1,800,381,464
High Yield Bond Portfolio	816,638,309
Jennison Portfolio	1,411,497,983
Natural Resources Portfolio	674,867,064
Small Capitalization Stock Portfolio	91,444,077
Stock Index Portfolio	109,010,698
Value Portfolio	896,503,694

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$787,873,804
Diversified Bond Portfolio	746,009,763
Equity Portfolio	2,817,139,158
Flexible Managed Portfolio	2,620,007,714
Global Portfolio	427,602,371
Government Income Portfolio	1,821,928,491
High Yield Bond Portfolio	772,782,476
Jennison Portfolio	1,646,851,602
Natural Resources Portfolio	705,519,202
Small Capitalization Stock Portfolio	147,452,557
Stock Index Portfolio	413,875,700
Value Portfolio	1,011,505,882

The Conservative Balanced, Diversified Bond, Flexible Managed and Government Income Portfolios’ written options activity for the year ended December 31, 2006 were as follows:

Conservative Balanced Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	62	$32,695
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(62)	(32,695)

Balance as of December 31, 2006	—	$—

C8

Diversified Bond Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	129	$68,013
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(129)	(68,013)

Balance as of December 31, 2006	—	$—

Flexible Managed Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	49	$25,846
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(49)	(25,846)

Balance as of December 31, 2006	—	$—

Government Income Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	43	$22,688
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(43)	(22,688)

Balance as of December 31, 2006	—	$—

Note 6:	Tax Information

As of January 2, 2006 all portfolios are treated as partnerships for tax purposes. The character of the cash distributions paid by the partnership are generally classified as return of capital non taxable distributions. Later in 2007 each partner will receive information regarding their distributive allocable share of the partnerships’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios were determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Prior to being structured as partnerships for tax purposes such determinations may have resulted in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes.

The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$75,600,623	$18,446,572	$94,047,195
Diversified Bond Portfolio	66,587,402	6,446,465	73,033,867
Equity Portfolio	39,998,556	—	39,998,556
Flexible Managed Portfolio	68,680,004	—	68,680,004
Global Portfolio	4,467,100	—	4,467,100
Government Income Portfolio	18,278,784	—	18,278,784
High Yield Bond Portfolio	110,212,418	—	110,212,418
Jennison Portfolio	2,181,501	—	2,181,501
Money Market Portfolio	25,832,139	781	25,832,920
Natural Resources Portfolio	771,086	59,265,774	60,036,860
Small Capitalization Stock Portfolio	5,272,836	41,694,638	46,967,474
Stock Index Portfolio	51,121,948	77,233,580	128,355,528
Value Portfolio	22,637,578	—	22,637,578

C9

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. See Note 10 below regarding “Change in Federal Income Tax Status and Related Reorganization.”

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2006, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Series shares sold	2,168,346	$55,202,137
Series shares issued in reinvestment of dividends and distributions	1,669,920	46,000,931
Series shares repurchased	(17,323,133)	(442,264,123)

Net increase (decrease) in shares outstanding	(13,484,867)	$(341,061,055)

Year ended December 31, 2005:
Series shares sold	2,989,262	$68,173,944
Series shares issued in reinvestment of dividends and distributions	1,608,530	39,989,141
Series shares issued in connection with the merger	1,320,590	28,041,417
Series shares repurchased	(17,406,826)	(396,297,859)

Net increase (decrease) in shares outstanding	(11,488,444)	$(260,093,357)

Class II	Shares	Amount
Year ended December 31, 2006:
Series shares sold	50,883	$1,337,701
Series shares issued in reinvestment of dividends and distributions	409	11,345
Series shares repurchased	(65,345)	(1,667,596)

Net increase (decrease) in shares outstanding	(14,053)	$(318,550)

Year ended December 31, 2005:
Series shares sold	48,657	$1,144,258
Series shares issued in reinvestment of dividends and distributions	377	9,415
Series shares repurchased	(16,483)	(383,800)

Net increase (decrease) in shares outstanding	32,551	$769,873

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Series shares sold	5,774,164	$118,209,162
Series shares issued in reinvestment of dividends and distributions	286,560	6,106,593
Series shares repurchased	(18,119,531)	(366,233,433)

Net increase (decrease) in shares outstanding	(12,058,807)	$(241,917,678)

Year ended December 31, 2005:
Series shares sold	14,164,344	$263,061,616
Series shares issued in reinvestment of dividends and distributions	107,900	2,181,501
Series shares repurchased	(16,325,260)	(304,605,918)

Net increase (decrease) in shares outstanding	(2,053,016)	$(39,362,801)

C10

Class II	Shares	Amount
Year ended December 31, 2006:
Series shares sold	238,412	$4,808,102
Series shares issued in reinvestment of dividends and distributions	—	—
Series shares repurchased	(186,882)	(3,786,433)

Net increase (decrease) in shares outstanding	51,530	$1,021,669

Year ended December 31, 2005:
Series shares sold	328,045	$5,995,003
Series shares issued in reinvestment of dividends and distributions	—	—
Series shares repurchased	(4,162,411)	(78,540,944)

Net increase (decrease) in shares outstanding	(3,834,366)	$(72,545,941)

Natural Resources Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Series shares sold	1,747,285	$77,626,709
Series shares issued in reinvestment of dividends and distributions	4,813,923	195,926,670
Series shares repurchased	(2,797,966)	(123,046,940)

Net increase (decrease) in shares outstanding	3,763,242	$150,506,439

Year ended December 31, 2005:
Series shares sold	2,361,004	$87,612,149
Series shares issued in reinvestment of dividends and distributions	1,857,002	60,036,860
Series shares repurchased	(1,390,245)	(51,805,248)

Net increase (decrease) in shares outstanding	2,827,761	$95,843,761

Class II	Shares	Amount
Year ended December 31, 2006:
Series shares sold	442,720	$20,436,170
Series shares issued in reinvestment of dividends and distributions	52,878	2,153,216
Series shares repurchased	(235,987)	(10,229,161)

Net increase (decrease) in shares outstanding	259,611	$12,360,225

Period ended December 31, 2005*:
Series shares sold	225,207	$9,042,129
Series shares repurchased	(113,695)	(4,576,511)

Net increase (decrease) in shares outstanding	111,512	$4,465,618

* Commencement of offering, April 28, 2005.

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Series shares sold	3,460,122	$83,754,259
Series shares issued in reinvestment of dividends and distributions	3,730,095	90,953,391
Series shares repurchased	(8,052,454)	(194,820,384)

Net increase (decrease) in shares outstanding	(862,237)	$(20,112,734)

Year ended December 31, 2005:
Series shares sold	3,282,027	$69,499,816
Series shares issued in reinvestment of dividends	989,733	22,610,679
Series shares repurchased	(8,085,951)	(170,356,605)

Net increase (decrease) in shares outstanding	(3,814,191)	$(78,246,110)

C11

Class II	Shares	Amount
Year ended December 31, 2006:
Series shares sold	10,389	$253,819
Series shares issued in reinvestment of dividends and distributions	5,789	140,456
Series shares repurchased	(29,769)	(723,580)

Net increase (decrease) in shares outstanding	(13,591)	$(329,305)

Year ended December 31, 2005:
Series shares sold	18,303	$373,418
Series shares issued in reinvestment of dividends	1,162	26,899
Series shares repurchased	(33,039)	(714,486)

Net increase (decrease) in shares outstanding	(13,574)	$(314,169)

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Series Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolio utilized the line of credit during the year ended December 31, 2006. The average balance outstanding is for the number of days the Portfolio had an outstanding balance.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
Jennison Portfolio	$6,398,000	37	5.92%
Small Capitalization Stock Portfolio	795,000	21	5.60

Note 9:	Ownership and Affiliates

As of December 31, 2006, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each portfolio of the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership as a result of that conversion. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each Portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio.

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Series Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or contract owners.

C12

Note 11:	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

C13

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.09	$15.10	$14.34	$12.43	$13.69

Income (Loss) From Investment Operations:
Net investment income	.48	.38	.34	.28	.34
Net realized and unrealized gains (losses) on investments	1.06	.11	.78	1.99	(1.57)

Total from investment operations	1.54	.49	1.12	2.27	(1.23)

Less Dividends and Distributions:
Dividends from net investment income	—	(.35)	(.28)	(.36)	—
Distributions from net realized gains	—	(.15)	(.08)	—	(.03)
Distributions	(.42)	—	—	—	—

Total dividends and distributions	(.42)	(.50)	(.36)	(.36)	(.03)

Net Asset Value, end of year	$16.21	$15.09	$15.10	$14.34	$12.43

Total Investment Return(a)	10.44%	3.43%	8.04%	18.77%	(8.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,770.6	$2,749.8	$2,893.6	$2,895.0	$2,660.3
Ratios to average net assets:
Expenses	.57%	.58%	.59%	.58%	.58%
Net investment income	2.97%	2.45%	2.27%	2.02%	2.49%
Portfolio turnover rate	114%	110%	153%	248%	260%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.96	$11.28	$11.17	$10.82	$11.36

Income From Investment Operations:
Net investment income	.57	.55	.52	.45	.57
Net realized and unrealized gains (losses) on investments	(.05)	(.20)	.09	.35	.17

Total from investment operations	.52	.35	.61	.80	.74

Less Dividends and Distributions:
Dividends from net investment income	—	(.59)	(.50)	(.45)	(1.27)
Distributions from net realized gains	—	(.08)	—	—	—
Distributions	(.63)	—	—	—	—
Tax return of capital distributions	—	—	—	—	(.01)

Total dividends and distributions	(.63)	(.67)	(.50)	(.45)	(1.28)

Net Asset Value, end of year	$10.85	$10.96	$11.28	$11.17	$10.82

Total Investment Return(a)	4.98%	3.28%	5.59%	7.49%	7.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,150.4	$1,230.6	$1,283.7	$1,418.0	$1,370.3
Ratios to average net assets:
Expenses	.45%	.45%	.45%	.44%	.44%
Net investment income	5.18%	4.81%	4.57%	4.02%	5.25%
Portfolio turnover rate	393%	278%	382%	706%	595%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Equity Portfolio Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.64	$22.31	$20.55	$15.75	$20.49

Income (Loss) From Investment Operations:
Net investment income	.30	.24	.28	.17	.17
Net realized and unrealized gain (loss) on investments	2.80	2.32	1.75	4.81	(4.75)

Total from investment operations	3.10	2.56	2.03	4.98	(4.58)

Less Dividends and Distributions:
Dividends from net investment income	—	(.23)	(.27)	(.18)	(.16)
Distributions	(.29)	—	—	—	—

Total dividends and distributions	(.29)	(.23)	(.27)	(.18)	(.16)

Net Asset Value, end of year	$27.45	$24.64	$22.31	$20.55	$15.75

Total Investment Return(a)	12.57%	11.47%	9.93%	31.65%	(22.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,402.7	$4,283.9	$4,135.7	$4,012.3	$3,273.6
Ratios to average net assets:
Expenses	.47%	.47%	.48%	.49%	.48%
Net investment income	1.10%	1.01%	1.29%	.96%	.88%
Portfolio turnover rate	60%	77%	50%	54%	54%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Equity Portfolio Class II
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.69	$22.34	$20.58	$15.76	$20.49

Income (Loss) From Investment Operations:
Net investment income	.19	.12	.20	.08	.09
Net realized and unrealized gain (loss) on investments	2.80	2.35	1.74	4.83	(4.72)

Total from investment operations	2.99	2.47	1.94	4.91	(4.63)

Less Dividends and Distributions:
Dividends from net investment income	—	(.12)	(.18)	(.09)	(.10)
Distributions	(.16)	—	—	—	—

Total dividends and distributions	(.16)	(.12)	(.18)	(.09)	(.10)

Net Asset Value, end of year	$27.52	$24.69	$22.34	$20.58	$15.76

Total Investment Return(a)	12.13%	11.04%	9.51%	31.11%	(22.62)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.9	$2.1	$1.1	$0.8	$0.4
Ratios to average net assets:
Expenses	.87%	.87%	.88%	.89%	.88%
Net investment income	.71%	.64%	.91%	.54%	.46%
Portfolio turnover rate	60%	77%	50%	54%	54%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2006	2005(b)	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.92	$16.58	$15.19	$12.55	$14.79

Income (loss) From Investment Operations:
Net investment income	.44	.32	.29	.22	.27
Net realized and unrealized gain (loss) on investments	1.59	.34	1.32	2.70	(2.10)

Total from investment operations	2.03	.66	1.61	2.92	(1.83)

Less Dividends and Distributions:
Dividends from net investment income	—	(.32)	(.22)	(.28)	(.41)
Distributions	(.59)	—	—	—	—

Total dividends and distributions	(.59)	(.32)	(.22)	(.28)	(.41)

Net Asset Value, end of year	$18.36	$16.92	$16.58	$15.19	$12.55

Total Investment Return(a)	12.17%	4.16%	10.74%	23.76%	(12.74)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,723.6	$3,543.9	$3,883.5	$3,693.6	$3,181.0
Ratios to average net assets:
Expenses	.62%	.63%	.62%	.62%	.63%
Net investment income	2.48%	1.95%	1.83%	1.55%	1.92%
Portfolio turnover rate	153%	126%	150%	204%	238%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon average shares outstanding during the year.

	Global Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.96	$16.43	$15.14	$11.35	$15.29

Income (Loss) From Investment Operations:
Net investment income	.26	.13	.11	.10	.07
Net realized and unrealized gain (loss) on investments	3.44	2.50	1.33	3.74	(3.87)

Total from investment operations	3.70	2.63	1.44	3.84	(3.80)

Less Dividends and Distributions:
Dividends from net investment income	—	(.10)	(.15)	(.05)	(.14)
Distributions	(.13)	—	—	—	—

Total dividends and distributions	(.13)	(.10)	(.15)	(.05)	(.14)

Net Asset Value, end of year	$22.53	$18.96	$16.43	$15.14	$11.35

Total Investment Return(a)	19.65%	16.06%	9.59%	34.07%	(25.14)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$932.9	$814.1	$691.1	$665.6	$514.9
Ratios to average net assets:
Expenses	.84%	.82%	.84%	.87%	.82%
Net investment income	1.24%	.77%	.67%	.78%	.47%
Portfolio turnover rate	50%	155%	128%	88%	75%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$11.65	$11.92	$12.50	$12.26

Income from investment operations:
Net investment income	.54	.49	.49	.46	.38
Net realized and unrealized gain (loss) on investments	(.13)	(.20)	(.13)	(.15)	1.00

Total from investment operations	.41	.29	.36	.31	1.38

Less Dividends and Distributions:
Dividends from net investment income	—	(.54)	(.44)	(.46)	(1.06)
Distributions from net realized gains	—	—	(.19)	(.43)	(.08)
Distributions	(.55)	—	—	—	—

Total dividends and distributions	(.55)	(.54)	(.63)	(.89)	(1.14)

Net Asset Value, end of year	$11.26	$11.40	$11.65	$11.92	$12.50

Total Investment Return(a)	3.74%	2.51%	3.12%	2.46%	12.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$354.3	$378.2	$420.2	$461.5	$484.3
Ratios to average net assets:
Expenses	.50%	.47%	.47%	.46%	.44%
Net investment income	4.75%	4.16%	4.07%	3.76%	4.29%
Portfolio turnover rate	734%	507%	617%	695%	508%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	High Yield Bond Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002(b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.23	$5.42	$5.29	$4.59	$5.40

Income From Investment Operations:
Net investment income	.39	.38	.39	.41	.29
Net realized and unrealized gain (loss) on investments	.13	(.20)	.13	.71	(.21)

Total from investment operations	.52	.18	.52	1.12	.08

Less Dividends and Distributions:
Dividends from net investment income	—	(.37)	(.39)	(.42)	(.89)
Distributions	(.42)	—	—	—	—

Total dividends and distributions	(.42)	(.37)	(.39)	(.42)	(.89)

Net asset Value, end of year	$5.33	$5.23	$5.42	$5.29	$4.59

Total Investment Return(a)	10.25%	3.41%	10.30%	25.04%	1.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,721.1	$1,635.7	$1,595.7	$1,466.7	$1,128.6
Ratios to average net assets:
Expenses	.58%	.58%	.59%	.60%	.58%
Net investment income	7.39%	7.14%	7.42%	8.11%	9.36%
Portfolio turnover rate	49%	56%	65%	93%	77%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon average shares during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2006(b)	2005(b)	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.76	$18.14	$16.62	$12.79	$18.57

Income (Loss) From Investment Operations:
Net investment income	.06	.02	.08	.04	.03
Net realized and unrealized gain (loss) on investments	.31	2.62	1.52	3.83	(5.78)

Total from investment operations	.37	2.64	1.60	3.87	(5.75)

Less Dividends and Distributions:
Dividends from net investment income	—	(.02)	(.08)	(.04)	(.03)
Distributions	(.06)	—	—	—	—

Total dividends and distributions	(.06)	(.02)	(.08)	(.04)	(.03)

Net Asset Value, end of year	$21.07	$20.76	$18.14	$16.62	$12.79

Total Investment Return(a)	1.79%	14.55%	9.63%	30.25%	(30.95)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,077.3	$2,297.0	$2,044.1	$1,772.4	$1,388.8
Ratios to average net assets:
Expenses	.63%	.63%	.64%	.64%	.61%
Net investment income	.29%	.10%	.50%	.28%	.21%
Portfolio turnover rate	67%	57%	74%	69%	74%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon average shares during the year.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2006(b)	2005(b)	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.49	$17.97	$16.46	$12.70	$18.45

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.05)	.02	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	.30	2.57	1.50	3.77	(5.73)

Total from investment operations	.28	2.52	1.52	3.76	(5.75)

Less Dividends:
Dividends from net investment income	—	—	(.01)	—	—

Net Asset Value, end of year	$20.77	$20.49	$17.97	$16.46	$12.70

Total Investment Return(a)	1.37%	14.02%	9.22%	29.61%	(31.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$19.6	$18.2	$84.9	$74.3	$48.1
Ratios to average net assets:
Expenses	1.03%	1.03%	1.04%	1.04%	1.01%
Net investment income (loss)	(.12)%	(.27)%	.11%	(.13)%	(.19)%
Portfolio turnover rate	67%	57%	74%	69%	74%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon average shares during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.46	.28	.10	.08	.15
Dividends and distributions	—	(.28)	(.10)	(.08)	(.15)
Distributions	(.46)	—	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	4.74%	2.85%	1.01%	.84%	1.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,060.5	$851.9	$885.4	$933.7	$1,366.6
Ratios to average net assets:
Expenses	.43%	.45%	.45%	.44%	.43%
Net investment income	4.68%	2.86%	1.01%	.84%	1.52%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2006(a)	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.46	$31.88	$27.49	$22.35	$19.11

Income From Investment Operations:
Net investment income	.35	.33	.19	.25	.09
Net realized and unrealized gain on investments	8.65	16.27	6.28	7.38	3.52

Total from investment operations	9.00	16.60	6.47	7.63	3.61

Less Dividends and Distributions:
Dividends from net investment income	—	— (b)	(1.00)	(.98)	(.12)
Distributions from net realized gains	—	(3.02)	(1.08)	(1.51)	(.25)
Distributions	(8.79)	—	—	—	—

Total dividends and distributions	(8.79)	(3.02)	(2.08)	(2.49)	(.37)

Net Asset Value, end of year	$45.67	$45.46	$31.88	$27.49	$22.35

Total Investment Return(c)	22.20%	55.91%	25.17%	39.00%	18.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,193.0	$1,016.3	$622.6	$498.7	$379.2
Ratios to average net assets:
Expenses	.49%	.49%	.51%	.51%	.50%
Net investment income	.78%	.66%	.49%	.80%	.47%
Portfolio turnover rate	58%	59%	24%	24%	37%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	Natural Resources Portfolio
	Class II
	Year Ended December 31, 2006(b)	April 28, 2005(a) through December 31, 2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.32	$30.10

Income From Investment Operations:
Net investment income	.18	.05
Net realized and unrealized gain on investments	8.64	15.17

Total from investment operations	8.82	15.22

Less Distributions:
Distributions	(8.59)	—

Net Asset Value, end of period	$45.55	$45.32

Total Investment Return(c)	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$16.9	$5.1
Ratios to average net assets:
Expenses	.89%	.89	%(d)
Net investment income	.40%	.33	%(d)
Portfolio turnover rate	58%	59	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(d)	Annualized.

(e)	Not annualized.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.38	$21.33	$17.64	$12.91	$15.48

Income (Loss) From Investment Operations:
Net investment income	.14	.13	.12	.07	.06
Net realized and unrealized gain (loss) on investments	2.95	1.30	3.75	4.82	(2.31)

Total from investment operations	3.09	1.43	3.87	4.89	(2.25)

Less Dividends and Distributions:
Dividends from net investment income	—	(.13)	(.11)	(.07)	(.13)
Distributions from net realized gains	—	(1.25)	(.07)	(.09)	(.19)
Distributions	(1.18)	—	—	—	—

Total dividends and distributions	(1.18)	(1.38)	(.18)	(.16)	(.32)

Net Asset Value, end of year	$23.29	$21.38	$21.33	$17.64	$12.91

Total Investment Return(a)	14.67%	7.26%	22.04%	38.27%	(14.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$777.1	$738.3	$743.2	$619.9	$467.4
Ratios to average net assets:
Expenses	.45%	.46%	.47%	.48%	.46%
Net investment income	.59%	.62%	.62%	.47%	.40%
Portfolio turnover rate	12%	16%	18%	15%	17%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.41	$31.29	$29.29	$24.09	$31.64

Income (Loss) From Investment Operations:
Net investment income	.56	.48	.50	.36	.37
Net realized and unrealized gain (loss) on investments	4.31	.88	2.50	6.14	(7.34)

Total from investment operations	4.87	1.36	3.00	6.50	(6.97)

Less Dividends and Distributions:
Dividends from net investment income	—	(.47)	(.49)	(.37)	(.36)
Distributions from net realized gains	—	(.77)	(.51)	(.93)	(.22)
Distributions	(.64)	—	—	—	—

Total dividends and distributions	(.64)	(1.24)	(1.00)	(1.30)	(.58)

Net Asset Value, end of year	$35.64	$31.41	$31.29	$29.29	$24.09

Total Investment Return(a)	15.54%	4.54%	10.45%	28.18%	(22.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,306.4	$3,212.7	$3,094.7	$2,940.9	$2,352.3
Ratios to average net assets:
Expenses	.37%	.38%	.38%	.37%	.37%
Net investment income	1.61%	1.52%	1.64%	1.42%	1.25%
Portfolio turnover rate	3%	7%	3%	2%	4%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Value Portfolio
	Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002(b)
Per Share Operating Performance :
Net Asset Value, beginning of year	$22.95	$19.93	$17.36	$13.75	$17.91

Income (Loss) From Investment Operations:
Net investment income	.36	.29	.28	.23	.22
Net realized and unrealized gain (loss) on investments	4.11	3.03	2.55	3.62	(4.15)

Total from investment operations	4.47	3.32	2.83	3.85	(3.93)

Less Dividends and Distributions:
Dividends from net investment income	—	(.30)	(.26)	(.24)	(.23)
Distributions	(1.21)	—	—	—	—
Tax return of capital distributions	—	—	—	— (c)	—

Total dividends and distributions	(1.21)	(.30)	(.26)	(.24)	(.23)

Net Asset Value, end of year	$26.21	$22.95	$19.93	$17.36	$13.75

Total Investment Return(a)	19.94%	16.66%	16.31%	28.07%	(21.97)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,975.7	$1,750.1	$1,595.6	$1,456.1	$1,247.0
Ratios to average net assets:
Expenses	.43%	.43%	.44%	.44%	.43%
Net investment income	1.45%	1.35%	1.48%	1.49%	1.39%
Portfolio turnover rate	49%	56%	52%	72%	94%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,
	2006	2005	2004	2003(b)	2002(b)
Per Share Operating Performance :
Net Asset Value, beginning of year	$22.98	$19.94	$17.37	$13.75	$17.91

Income (Loss) From Investment Operations:
Net investment income	.27	.21	.20	.16	.16
Net realized and unrealized gain (loss) on investments	4.11	3.01	2.55	3.62	(4.15)

Total from investment operations	4.38	3.22	2.75	3.78	(3.99)

Less Dividends and Distributions:
Dividends from net investment income	—	(.18)	(.18)	(.16)	(.17)
Distributions	(1.10)	—	—	—	—
Tax return of capital distributions	—	—	—	— (c)	—

Total dividends and distributions	(1.10)	(.18)	(.18)	(.16)	(.17)

Net Asset Value, end of year	$26.26	$22.98	$19.94	$17.37	$13.75

Total Investment Return(a)	19.43%	16.21%	15.83%	27.63%	(22.35)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3.2	$3.1	$3.0	$2.9	$1.5
Ratios to average net assets:
Expenses	.83%	.83%	.84%	.84%	.83%
Net investment income	1.04%	.95%	1.08%	1.10%	1.04%
Portfolio turnover rate	49%	56%	52%	72%	94%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Prudential Series Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2007

E1

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (73)	Trustee, Since 1983	77	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (68)	Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (69)	Vice Chairman and Trustee, Since 1983	77	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (65)	Chairman and Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (56)	Trustee, Since 2003	76	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (67)	Trustee, Since 2003	76	Director (since April 2001) of New York Community Bank. Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (71)	Trustee, Since 2003	76	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

F1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (49)	President and Trustee Since 1999	76	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

*Robert F. Gunia (60)	Vice President and Trustee since 2001	154	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.;

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (47)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (54)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Claudia DiGiacomo (32)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (35)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Lee D. Augsburger (47)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48)	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President – Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

F2

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

M. Sadiq Peshimam (43)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42)	Assistant Treasurer Since 2006	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Alan Fu (50)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew French (44)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance Officer (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F3

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Prudential’s Variable Appreciable Life®
■	Pruco Life’s Variable Appreciable Life®
■	Pruco Life of New Jersey’s Variable Appreciable Life®
■	Prudential’s Custom VALSM
■	Pruco Life’s Discovery® Life Plus
■	Pruco Life of New Jersey’s Discovery® Life Plus
■	Pruco Life’s Variable Life Insurance
■	Pruco Life of New Jersey’s Variable Life Insurance
■	Pruco Life’s PRUviderSM
■	Pruco Life of New Jersey’s PRUviderSM
■	Prudential’s Survivorship Preferred®
■	Prudential’s Variable Universal Life
■	Pruco Life’s Variable Universal Life®
■	Pruco Life’s Survivorship Variable Universal Life
■	Pruco Life of New Jersey’s Survivorship Variable Universal Life
■	Pruco Life’s Pruselect ISM
■	Pruco Life’s Pruselect IISM
■	Pruco Life’s PruLife® Custom Premier
■	Pruco Life of New Jersey’s PruLife® Custom Premier
■	Pruco Life’s PruSelectSM III
■	Pruco Life of New Jersey’s PruSelectSM III
■	Pruco Life’s Magnastar
■	Pruco Life’s MPremierSM VUL

VARIABLE ANNUITIES

■	Prudential’s Discovery® Plus
■	Pruco Life’s Discovery® Plus
■	Pruco Life of New Jersey’s Discovery® Plus
■	Pruco Life’s Discovery Preferred®
■	Prudential’s Variable Investment Plan®
■	Prudential’s Qualified Variable Investment Plan®
■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®
■	Pruco Life’s Strategic PartnersSM Annuity One
■	Pruco Life of New Jersey’s Strategic PartnersSM Annuity One
■	Pruco Life’s Strategic PartnersSM Select
■	Pruco Life of New Jersey’s Strategic PartnersSM Select
■	Pruco Life’s Strategic PartnersSM Advisor
■	Pruco Life of New Jersey’s Strategic PartnersSM Advisor
■	Pruco Life’s Strategic PartnersSM FlexElite
■	Pruco Life of New Jersey’s Strategic PartnersSM FlexElite
■	Pruco Life’s Strategic PartnersSM Plus
■	Pruco Life of New Jersey’s Strategic PartnersSM Plus

Variable life insurance is offered through Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2006 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2007. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114446    PSF-AR-A    Ed. 02/2007

ANNUAL REPORT

DECEMBER 31, 2006

The Prudential Series Fund

■	SP Aggressive Growth Asset Allocation Portfolio

■	SP AIM Core Equity Portfolio

■	SP Balanced Asset Allocation Portfolio

■	SP Conservative Asset Allocation Portfolio

■	SP Davis Value Portfolio

■	SP Growth Asset Allocation Portfolio

■	SP International Growth Portfolio

■	SP International Value Portfolio

■	SP Large Cap Value Portfolio

■	SP Mid Cap Growth Portfolio

■	SP PIMCO High Yield Portfolio

■	SP PIMCO Total Return Portfolio

■	SP Prudential U.S. Emerging Growth Portfolio

■	SP Small Cap Growth Portfolio

■	SP Small Cap Value Portfolio

■	SP Strategic Partners Focused Growth Portfolio

■	SP T. Rowe Price Large Cap Growth Portfolio

Please note that inside are Prospectus supplements dated December 29, 2006, and February 13, 2007. These documents are separate from and not a part of the annual report.

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-A114669

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection.

DISCOVER THE BENEFITS OF eDelivery

■	Eliminate receiving printed reports.

■	View documents on-line as they become available.

■	Download and store e-reports on your PC.

■	Help the environment by using less paper.

To receive your semiannual/annual reports on-line, go to www.prudential.com/edelivery and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by visiting the internet address listed above.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-ends on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

GLOSSARY OF BENCHMARK DEFINITIONS

Aggressive Growth Asset Allocation Custom Blended Index (GD/ND) consists of Russell 3000 Index (80%), and MSCI EAFE Index(GD/ND) (20%).

Balanced Asset Allocation Custom Blended Index (GD/ND) consists of Russell 3000 Index (48%), Lehman Brothers U.S. Aggregate Bond Index(40%) and MSCI EAFE Index(GD /ND) (12%).

Conservative Asset Allocation Custom Blended Index (GD/ND) consists of Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD/ND) (8%).

Growth Asset Allocation Custom Blended Index (GD/ND) consists of consists of Russell 3000 Index (64%), Lehman Brothers U.S. Aggregate Bond Index (20%) and MSCI EAFE Index (GD/ ND) (16%).

(The ND and GD versions of the MSCI EAFE in the blended indexes above, differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.)

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

High Current Yield Funds Average	Large-Cap Value Funds Average	Multi-Cap Value Funds Average
International Growth Funds Average	Mid-Cap Growth Funds Average	Small-Cap Core Funds Average
Intermediate Investment-Grade Debt	Mixed Asset Alloc Growth Funds Average	Small-Cap Growth Funds Average
International Value Funds Average	Mixed Asset Alloc Moderate Funds Average	Small-Cap Value Funds Average
Large-Cap Core Funds Average	Multi-Cap Core Funds Average
Large-Cap Growth Funds Average	Multi-Cap Growth Funds Average

Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe.

MSCI EAFE Index – The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND and GD versions of the MSCI EAFE differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

MSCI World Index – The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The Portfolio no longer utilizes the MSCI World Index (ND), and instead now utilizes the MSCI World Index (GD). The ND and GD versions of the MSCI World Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential Series Fund

Annual Report

December 31, 2006

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of the Prudential Series Fund

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Letter to Contract Owners

December 31, 2006

■	DEAR CONTRACT OWNER

At Prudential, we are committed to helping you achieve and sustain financial success. We hope that you find the annual report for the Prudential Series Fund to be an informative and valuable resource.

Each year, we remind our clients about the benefits of diversification within their portfolios. A diversified portfolio helps you manage downside risk by not being overly invested in any particular asset class, and it helps better position your investments as asset classes rotate in and out of favor. Not only is diversification the best way to balance risk and return, but it can also help align your long-term goals with your risk tolerance. The result is a portfolio that may help you weather market fluctuations and more closely meet your long-term needs.

Contact your financial professional to take the first step in creating a diversified investment plan. Together you should review your reasons for investing, personal investment horizon and risk tolerance to develop a strategy that works best for you. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives.

Thank you for selecting our financial products. At Prudential, your financial security is our priority and we value the opportunity to help you grow and protect your wealth.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund	January 31, 2007

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, SP Aggressive Growth Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Aggressive Growth Asset Allocation Portfolio	14.27%	8.41%	2.21%
S&P 500 Index	15.78	6.18	1.49
Aggressive Growth AA Custom Blended Index (GD)	17.89	8.82	3.21
Aggressive Growth AA Custom Blended Index (ND)	17.80	8.72	3.13
Lipper (VIP) Multi Cap Core Funds Avg.	14.45	6.69	2.83

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Aggressive Growth Asset Allocation Portfolio had a total return that was below its benchmarks and in line with the average return of its peer group.

The Portfolio is the most aggressive of the four Strategic Partner Asset Allocation portfolios. It invests in shares of other Portfolios on the platform and attempts to outperform a blended benchmark consisting of 80% Russell 3000 Index (a measure of the broad U.S. equity market) and 20% MSCI EAFE Index (GD) (a measure of the broad developed-country international equity market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

International stocks substantially outperformed domestic stocks in 2006, aided by the decline of the U.S. dollar against most major foreign currencies except the Japanese yen. The Portfolio was overweighted in non-U.S. stocks compared with its target. Moreover a modest investment in the Natural Resources Portfolio added to its results.

Three Portfolios detracted significantly from performance relative to the Portfolio’s target. The Jennison Portfolio underperformed the Russell 1000 Growth Index primarily due to its selection of stocks in the technology, healthcare, and consumer staples sectors. The SP Large Cap Value Portfolio’s relative performance was hampered by its underexposure to a few sizeable constituents of the Russell 1000 Value Index that posted particularly strong returns in 2006. The SP International Growth Portfolio trailed the MSCI EAFE Index primarily because growth stocks trailed value stocks. Conversely, the SP International Value Portfolio benefited substantially from its deep-value investment style, which resulted in holdings with lower average price-to-earnings and price-to-book value ratios. These characteristics were rewarded in the value-favoring investing environment. It also had a smaller average capitalization level (a measure of company size) than the MSCI EAFE Index, and this characteristic was favored by the markets in 2006.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP AIM Core Equity Portfolio

Subadvised by:  A I M Capital Management, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP AIM Core Equity Portfolio	16.05%	6.74%	–1.62%
S&P 500 Index	15.78	6.18	1.49
Russell 1000® Index	15.46	6.82	1.63
Lipper (VIP) Large Cap Core Avg.	13.31	5.22	0.90

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP AIM Core Equity Portfolio had a total return that was above its benchmark indexes and the average of its peer group.

The Portfolio’s manager prefers securities of companies that may have short-term firm-specific problems that have depressed their share price. It may emphasize sectors (over or underweight relative to the Russell 1000 Index) believed to offer compelling opportunities.

In 2006, about 15% of the Portfolio’s investments, on average, were in foreign stocks. The buoyant international stock markets strengthened its performance. Triple-digit returns on a Japanese technology company and a high return on a French energy firm made particularly significant contributions.

Although the Portfolio’s overweight compared with the Russell 1000 Index in stocks of firms with low credit quality hurt its performance in the value-favoring markets of 2006, the relatively high returns on holdings in the stocks of high credit-quality firms offset the impact. The Portfolio’s performance was weakened by its underweight compared with the Russell 1000 Index in the relatively strong financials and utilities sectors.

The Portfolio’s holdings in various sectors generally outperformed comparable sectors of the Russell 1000 Index, particularly in the utilities and technology sectors.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Balanced Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Balanced Asset Allocation Portfolio	10.69%	7.50%	4.66%
S&P 500 Index	15.78	6.18	1.49
Balanced AA Custom Blended Index (GD)	12.35	7.55	4.66
Balanced AA Custom Blended Index (ND)	12.29	7.50	4.61
Lipper (VIP) Mixed Asset Target Allocation Growth Funds Avg.	11.67	6.37	3.76

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Balanced Asset Allocation Portfolio had a total return that was below its Custom Index benchmark and the average of its peer group.

The Portfolio is one of the four Strategic Partner Asset Allocation portfolios. It invests in shares of other Portfolios on the platform and attempts to outperform a blended benchmark consisting of 48% Russell 3000 Index (a measure of the broad U.S. equity market), 12% MSCI EAFE Index (GD) (a measure of the broad developed-country international equity market), and 40% Lehman Aggregate Bonds Index (a measure of the U.S. investment-grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

An underweight in bonds and overweight in international stocks compared with the Portfolio’s blended benchmark both contributed positively to its performance. Stocks generally outperformed bonds by a significant margin and international stocks substantially outperformed domestic stocks in 2006, aided by the decline of the U.S. dollar against most major foreign currencies except the Japanese yen. The Portfolio was overweighted in non-U.S. stocks compared with its target. Moreover, a modest investment in the Natural Resources Portfolio added to its results. Within its bond allocation, holdings of high yield (junk) bonds and money market instruments, neither of which are included in the benchmark, augmented the Portfolio’s return.

Three Portfolios detracted significantly from performance relative to the Portfolio’s target. The Jennison Portfolio underperformed the Russell 1000 Growth Index primarily due to its selection of stocks in the technology, healthcare, and consumer staples sectors. The SP Large Cap Value Portfolio’s relative performance was hampered by its underexposure to a few sizeable constituents of the Russell 1000 Value Index that posted particularly strong returns in 2006. The SP International Growth Portfolio trailed the MSCI EAFE Index primarily because growth stocks trailed value stocks. Conversely, the SP International Value Portfolio benefited substantially from its deep-value investment style, which resulted in holdings with lower average price-to-earnings and price-to-book value ratios. These characteristics were rewarded in the value-favoring investing environment. It also had a smaller average capitalization level (a measure of company size) than the MSCI EAFE Index, and this characteristic was favored by the markets in 2006.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Conservative Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Conservative Asset Allocation Portfolio	8.67%	6.56%	5.29%
S&P 500 Index	15.78	6.18	1.49
Conservative AA Custom Blended Index (GD)	9.63	6.79	5.24
Conservative AA Custom Blended Index (ND)	9.60	6.76	5.20
Lipper (VIP) Mixed Asset Target Allocation Moderate Funds Avg.	10.88	6.43	4.38

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Conservative Asset Allocation Portfolio had a total return that was below its Custom Index benchmark and the average of its peer group.

The Portfolio is the most conservative of the four Strategic Partner Asset Allocation portfolios. It invests in shares of other Portfolios on the platform and attempts to outperform a blended benchmark consisting of 32% Russell 3000 Index (a measure of the broad U.S. equity market), 8% MSCI EAFE Index (GD) (a measure of the broad developed-country international equity market), and 60% Lehman Aggregate Bonds Index (a measure of the U.S. investment-grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

An underweight in bonds and overweight in international stocks compared with the Portfolio’s blended benchmark both contributed positively to its performance. Stocks generally outperformed bonds by a significant margin and international stocks substantially outperformed domestic stocks in 2006, aided by the decline of the U.S. dollar against most major foreign currencies except the Japanese yen. The Portfolio was overweighted in non-U.S. stocks compared with its target. Moreover, a modest investment in the Natural Resources Portfolio added to its results. Within its bond allocation, holdings of high yield (junk) bonds and money market instruments, neither of which are included in the benchmark, augmented the Portfolio’s return.

Three Portfolios detracted significantly from performance relative to the Portfolio’s target. The Jennison Portfolio underperformed the Russell 1000 Growth Index primarily due to its selection of stocks in the technology, healthcare, and consumer staples sectors. The SP Large Cap Value Portfolio’s relative performance was hampered by its underexposure to a few sizeable constituents of the Russell 1000 Value Index that posted particularly strong returns in 2006. The SP International Growth Portfolio trailed the MSCI EAFE Index primarily because growth stocks trailed value stocks. Conversely, the SP International Value Portfolio benefited substantially from its deep-value investment style, which resulted in holdings with lower average price-to-earnings and price-to-book value ratios. These characteristics were rewarded in the value-favoring investing environment. It also had a smaller average capitalization level (a measure of company size) than the MSCI EAFE Index, and this characteristic was favored by the markets in 2006.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Davis Value Portfolio

Subadvised by:  Davis Advisors

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Davis Value Portfolio	15.02%	9.11%	5.60%
S&P 500 Index	15.78	6.18	1.49
Russell 1000® Value Index	22.25	10.86	8.21
Lipper (VIP) Multi-Cap Value Funds Avg.	17.30	8.99	7.27
Lipper (VIP) Large-Cap Value Funds Avg.	19.01	7.73	6.61

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Davis Value Portfolio had a total return that was below its benchmark indexes and the average of its peer group.

Davis uses a top-down analysis to select industries that it believes are likely to benefit from economic developments and a bottom-up stock selection process to identify good quality firms that can sustain their growth over full market cycles, but that are currently out of favor. It looks at both intrinsic value and value relative to similar firms. This approach gives it a distinct profile with greater representation in sectors, such as technology, that are normally considered growth sectors.

In 2006, its long-time position in The Progressive Corporation (automobile insurance) declined when Progressive had difficulty with a recent acquisition. However, the acquired company had just been upgraded by an insurance rating agency, the kind of potentially under-appreciated value Davis looks for. Positions in insurance companies American International Group (AIG) and Transatlantic Holdings, retailer Wal-Mart, and energy company EOG Resources detracted from the Portfolio’s performance relative to the Russell 1000 Value Index.

A position in cable operator Comcast and several financial services holdings offset some of the impact of the poorer performers. The Portfolio also benefited from a low exposure compared to the Russell 1000 Value Index to firms that paid dividends. This year, the market did not reward high dividend yields. The Portfolio also benefited from holding securities that were less heavily traded, a characteristic that was associated with better returns in 2006.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Growth Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Growth Asset Allocation Portfolio	12.88%	8.15%	3.56%
S&P 500 Index	15.78	6.18	1.49
Growth AA Custom Blended Index (GD)	15.10	8.22	3.98
Growth AA Custom Blended (ND)	15.03	8.15	3.92
Lipper (VIP) Multi-Cap Core Avg.	14.45	6.69	2.83

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Growth Asset Allocation Portfolio had a total return that was below its Custom Index benchmark and the average of its peer group.

The Portfolio is one of the four Strategic Partner Asset Allocation portfolios. It invests in shares of other Portfolios on the platform and attempts to outperform a blended benchmark consisting of 64% Russell 3000 Index (a measure of the broad U.S. equity market), 16% MSCI EAFE Index (GD) (a measure of the broad developed-country international equity market), and 20% Lehman Aggregate Bonds Index (a measure of the U.S. investment-grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

An underweight in bonds and overweight in international stocks compared with the Portfolio’s blended benchmark both contributed positively to its performance. Stocks generally outperformed bonds by a significant margin and international stocks substantially outperformed domestic stocks in 2006, aided by the decline of the U.S. dollar against most major foreign currencies except the Japanese yen. The Portfolio was overweighted in non-U.S. stocks compared with its target. Moreover a modest investment in the Natural Resources Portfolio added to its results. Within its bond allocation, holdings of high yield (junk) bonds and money market instruments, neither of which are included in the benchmark, augmented the Portfolio’s return.

Three Portfolios detracted significantly from performance relative to the Portfolio’s target. The Jennison Portfolio underperformed the Russell 1000 Growth Index primarily due to its selection of stocks in the technology, healthcare, and consumer staples sectors. The SP Large Cap Value Portfolio’s relative performance was hampered by its underexposure to a few sizeable constituents of the Russell 1000 Value Index that posted particularly strong returns in 2006. The SP International Growth Portfolio trailed the MSCI EAFE Index primarily because growth stocks trailed value stocks. Conversely, the SP International Value Portfolio benefited substantially from its deep-value investment style, which resulted in holdings with lower average price-to-earnings and price-to-book value ratios. These characteristics were rewarded in the value-favoring investing environment. It also had a smaller average capitalization level (a measure of company size) than the MSCI EAFE Index, and this characteristic was favored by the markets in 2006.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Growth Portfolio

Subadvised by:  William Blair & Company LLC, Marsico Capital Management

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP International Growth Portfolio: Class I	21.05%	12.15%	–0.47%
SP International Growth Portfolio: Class II	20.42	11.69	–0.55
MSCI EAFE Index (GD)	26.86	15.43	7.51
MSCI EAFE Index (ND)	26.34	14.98	7.11
Lipper (VIP) International Growth Funds Avg.	24.61	13.89	4.41

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 10/4/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP International Growth Portfolio had a total return that was below its benchmark indexes and the average of its peer group.

International stock markets were very strong in 2006, aided by the decline of the U.S. dollar against most major currencies except the Japanese yen. The Portfolio captured most of this strength and provided an excellent return by historical standards. The major reason it underperformed its style-neutral benchmark was its growth investing style, which trailed the value style over the year by a significant amount. The Portfolio was primarily managed by William Blair & Company, L.L.C., with Marsico Capital Management assuming somewhat less than a third of the Portfolio’s assets in November 2006. The change in structure was not in place long enough to have had a significant impact on the Portfolio’s 2006 performance.

Investment style was reflected in an underexposure compared with the benchmark in value characteristics and an overexposure to more volatile stocks. The high earnings growth that Blair seeks is usually accompanied by greater share-price volatility. The Portfolio’s overweight in technology and underweight in the materials and utilities sectors, also characteristic of a growth style, hurt its relative performance. In addition, the Portfolio’s holdings generated an underexposure to the British pound and overexposure to the South African rand compared with the benchmark, which further hurt its return.

Aside from these style factors, stock selection was strong. Major contributors to the Portfolio’s return included the Spanish clothing designer-retailer Inditex (which operates the Zara chain, among others, primarily in Europe) and China Life Insurance (Hong Kong). The Portfolio was relatively light in Japan, which also helped its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Value Portfolio

Subadvised by:  LSV Asset Management, Thornburg Investment Management

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP International Value Portfolio	29.09%	12.40%	4.60%
MSCI EAFE Index (GD)	26.86	15.43	7.51
MSCI EAFE Index (ND)	26.34	14.98	7.11
Lipper (VIP) International Value Funds Avg.	26.89	15.88	9.23

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP International Value Portfolio had a total return that was above its benchmark index and the average of its peer group.

LSV Asset Management managed the Portfolio throughout the year. On November 17, 2006, Thornburg Investment Management, whose investment substyle is complementary to LSV’s, was added as co-manager. Whereas LSV is a deep-value manager, using quantitative techniques based upon studies of investors’ biases, Thornburg’s strategy is more flexible, including stocks with less-pronounced value characteristics. LSV’s methods are purely quantitative, whereas Thornburg performs fundamental research on companies to develop proprietary estimates of their intrinsic value. However, Thornburg’s addition to the Portfolio late in the year meant it had little impact on performance for 2006.

LSV’s deep-value approach characteristically leads to an emphasis on smaller firms and to more-pronounced overall value characteristics than the MSCI EAFE Index. These qualities were favored by the markets in 2006. Aside from these characteristics of the Portfolio holdings, several of its positions in the banking, business services, machine engineering, and metals industries outperformed the benchmark. Many of these firms were domiciled in Australia, Hong Kong, France, and Greece. However, LSV keeps its country distribution close to that of its index, so the geographic distribution of the Portfolio holdings were largely neutral to its relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Large Cap Value Portfolio

Subadvised by:  JP Morgan Asset Management, Hotchkis and Wiley Capital Management LLC, Dremen Value Management LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Large Cap Value Portfolio	18.47%	9.54%	6.79%
Russell 1000® Index	15.46	6.82	1.63
Russell 1000® Value Index	22.25	10.86	8.21
Lipper (VIP) Large-Cap Value Funds Avg.	19.01	7.73	6.61
Lipper (VIP) Multi-Cap Value Funds Avg.	17.30	8.99	7.27

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown because the management of the portfolios included in the Large-Cap Value Average is more consistent with the management of the Portfolio. Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Large Cap Value Portfolio had a return that was below its style-specific benchmark, the Russell 1000 Value Index, but marginally exceeded its peer group average.

The Portfolio employs a multi-manager framework with three components: JP Morgan Asset Management is responsible for approximately half the Portfolio, managed in a relative value style that is generally sector neutral to the Russell 1000 Value Index; Dreman Value Management and Hotchkis and Wiley Capital Management separately manage the other half in more aggressive value styles. We expect the combination to produce a traditional large-cap value portfolio.

Although the Portfolio’s return was superior by historical standards, it failed to keep pace with that of its benchmark. The sub-par result was primarily attributable to stock selection in the consumer noncyclical, technology, energy, and financial sectors. The Portfolio did not hold several stocks that were in the benchmark and posted exceptionally strong returns. The negative impact on relative performance was primarily due to Hotchkis and Wiley’s holdings. A 3% average cash position dragged on performance in 2006 as stock prices surged upward. This elevated cash position was attributable to Dreman’s segment of the Portfolio.

As designed, the Portfolio exhibited more attractive value characteristics than its benchmark and had less exposure to firms with accelerating and potentially unsustainable business fundamentals (i.e., growth stocks). These style attributes helped 2006 performance, particularly during the first half of the year when investors strongly favored traditional value sectors such as energy and utilities. JP Morgan and Dreman drove this aspect of the Portfolio’s risk profile.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Mid Cap Growth Portfolio

Subadvised by:  Calamos Advisors LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Mid Cap Growth Portfolio	–1.94%	–1.49%	–5.16%
Russell Midcap™ Index	15.26	12.88	8.52
Russell Midcap Growth™ Index	10.66	8.22	–1.51
Lipper (VIP) Mid-Cap Growth Funds Avg.	8.63	6.00	–2.00
Lipper (VIP) Multi-Cap Growth Funds Avg.	7.70	4.78	–3.91

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio. The Russell MidCap™ and MidCap Growth™ Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Mid Cap Growth Portfolio had a total return that was substantially below its benchmark indexes and the average of its peer group.

The Portfolio is managed by Calamos Asset Management with a process that is highly dependent upon its proprietary research and stock-pricing models. It uses an analysis of macroeconomic themes to set sector weights and a highly disciplined stock evaluation model focused on long-term earnings sustainability and return on invested capital.

Very little about the Portfolio’s holdings worked in its favor in 2006’s strongly value-favoring markets. Stock selection was weak, particularly in the healthcare, financials, and energy sectors. The exceptions were selections in the telecommunications and technology sectors. The Portfolio’s greater exposure than the Russell Midcap Growth Index to share-price volatility and momentum (stocks with recently rising prices) hurt its performance because investors were more value-oriented even among growth stocks. The Portfolio’s substantial emphasis on technology and underweighting of consumer services also affected its return negatively.

However, the overall Portfolio tended to move in the same direction as the Russell Midcap Growth Index, only more so. This characteristic helped its performance, particularly in the first and fourth quarters of the year.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO High Yield Portfolio

Subadvised by:  Pacific Investment Management Company LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP PIMCO High Yield Portfolio	9.51%	8.83%	7.97%
M-L U.S. High Yield Master II BB-B Rated Index	10.72	8.83	7.23
Lehman Intermediate BB Corp. Index	9.65	7.42	7.53
Lipper (VIP) High Current Yield Funds Avg.	9.96	8.94	6.22

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP PIMCO High Yield Portfolio had a total return that was below its benchmark index.

After increasing short-term interest rates a record 17 consecutive times, the Federal Reserve (the Fed) ended its two-year campaign to reduce the excess monetary stimulus in the U.S. economy. It left the target for the federal funds rate on overnight loans between banks unchanged at 5.25% in August 2006. As economic growth slowed, particularly in the housing and manufacturing sectors, and energy prices declined, investors anticipated the Fed might have to cut short-term rates in 2007 to reinvigorate the economy. However, the economy showed a surprising amount of resilience in late 2006, lessening rate-cut hopes.

In this investment environment, high yield bonds, which tend to be less sensitive to interest rate movements and more responsive to economic activity, benefited from a reasonable economy, moderate inflation, and a low default rate. Risk-tolerant investors searching for income in a low interest-rate environment turned to high yield bonds, enabling them to outperform the remainder of the U.S. fixed income market in 2006. Therefore, the Portfolio’s performance was hurt by its exposure to bonds rated BBB, the lowest rating category for investment-grade bonds.

The Portfolio benefited from favorable security selection. The utilities sector was a notable contributor as a focus on bonds of electric generation firms aided the Portfolio’s performance. By contrast, in the forest products and packaging industries, an emphasis on upper tier packaging companies and middle tier paper companies weighed on the Portfolio’s performance relative to its benchmark index.

The Portfolio also benefited from specific industry exposures, such as its overweight in automotive bonds. The auto industry was among the top performing industries in the high yield market in 2006 as General Motors Corp. and Ford Motor Co. appeared to make strides in restructuring their businesses even though both automakers continued to lose market share in the United States to foreign competitors. Another positive was the Portfolio’s overweight exposure to bonds of pipeline companies, an industry that outperformed the broader energy sector.

A modest exposure to sovereign (government) bonds of emerging market nations marginally added to the Portfolio’s performance relative to its benchmark index. After a sharp sell-off in May and June amidst concerns about inflation and higher interest rates, emerging markets bonds rebounded in the second half of 2006. Risk-tolerant investors were attracted to the asset class by improvement in the credit quality of some bonds and the yield advantage in a low-interest-rate environment.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO Total Return Portfolio

Subadvised by:  Pacific Investment Management Company LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP PIMCO Total Return Portfolio	3.68%	5.29%	6.43%
Lehman Brothers U.S. Aggregate Bond Index	4.33	5.06	6.08
Lipper (VIP) Intermediate Investment Grade Debt Avg.	4.14	4.90	5.88

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP PIMCO Total Return Portfolio had a total return that was below its benchmark index.

After increasing short-term interest rates 17 consecutive times, the Federal Reserve (the Fed) halted its two-year campaign to reduce excess monetary stimulus in the U.S. economy in 2006. It left the target for the federal funds rate on overnight loans between banks unchanged at 5.25% in August. Subsequently, with economic growth slowing, particularly in the housing and manufacturing sectors, and the Fed on hold, bond markets rallied for much of the second half of the year.

Anticipating that the Fed would move to cut short-term rates in 2007 to stimulate the economy, the Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was above that of the Index. However, the economy proved surprisingly resilient in late 2006, lessening rate-cut hopes. Indeed the 10-year Treasury note yield, which began the year at 4.39%, rose to 4.70% by year-end. Because the Portfolio was more fully exposed to these rising interest rates, which pushed bond prices lower, its performance was negatively affected. The Portfolio was also positioned for the potential steepening of the yield curve. In June, the 10-year Treasury note yield fell below that of two-year Treasury notes and hovered there for much of the rest of the year. This is unusual because investors typically demand higher yields on longer-dated bonds to compensate for the risk of higher inflation later. The yield curve’s failure to steepen hurt the Portfolio’s performance.

Corporate bonds outperformed comparable Treasurys in 2006, and the Portfolio’s substantial underweight to corporate debt detracted from its performance. In contrast to the red flag of the inverted yield curve, corporate bonds traded at levels indicating a robust economy and secure corporate profits. The Portfolio’s overweight to mortgage-backed securities contributed positively to its return as that market outperformed the Treasury market on a duration-adjusted basis. Also security selection within the mortgage-backed market was strong. Despite the housing slowdown, mortgage-backed securities benefited from foreign investor demand.

A modest exposure to emerging markets bonds also boosted performance. After a sharp sell-off in May and June amidst concerns about inflation and higher interest rates, emerging market bonds rebounded in the second half of 2006. Risk-tolerant investors were attracted to the asset class by improvement in credit quality and its yield advantage in a low interest-rate environment.

On the foreign currency front, the Portfolio’s exposure to the Japanese yen detracted from its performance but was mitigated by exposure to the euro and select emerging market currencies. The Fed paused, effectively removing a source of support for the U.S. dollar, but central banks around the world had begun to tighten monetary policy. The European Central Bank raised rates five times in 2006, and backed by strong economic growth, the euro appreciated relative to the U.S. dollar. Select emerging markets currencies also strengthened after central banks in those nations tightened monetary policy. By comparison, after raising rates from 0.00% to 0.25% in July, the Bank of Japan left rates unchanged for the remainder of the year, when a hoped for economic recovery failed to materialize. The U.S. dollar gained versus the Japanese yen.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Prudential U.S. Emerging Growth Portfolio: Class I	9.59%	8.62%	0.67%
SP Prudential U.S. Emerging Growth Portfolio: Class II	9.10	8.20	5.62
S&P Midcap 400 Index	10.32	10.89	7.84
Russell Midcap Growth™ Index	10.66	8.22	–1.51
Lipper (VIP) Mid-Cap Growth Funds Avg.	8.63	6.00	–2.00

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 7/9/2001.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell MidCap Growth™ Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Prudential U.S. Emerging Growth Portfolio had a total return that was slightly below its style-specific Russell Midcap Growth Index benchmark but above the average of its peer group.

The Portfolio looks for rapidly growing small-cap to mid-cap growth stocks, emphasizing a company’s ability to increase its earnings faster than average. In 2006, the overall stock market shifted direction significantly in midyear, beginning a strong climb when the Federal Reserve suspended its two-year sequence of tightening interest rates at each meeting. However, the market continued to favor value stocks, albeit to a much smaller degree. Consequently, it is somewhat surprising that the Portfolio’s broad risk characteristics modestly added to its performance over the year. It had more exposure to share-price momentum and a lower overall dividend yield than its benchmark. These characteristics were rewarded. It also was more exposed to share-price volatility, and this detracted from its performance in the value-favoring markets.

Stock selection detracted from the Portfolio’s performance, particularly in the computer hardware, specialty retail, healthcare providers and IT services industries. The impact was partially offset by positions in the computer software and electronic equipment industries. The manager’s bottom-up selection process (one based upon intensive company analysis rather than forecasts of industry or sector trends) resulted in an overweight (as compared with the style-specific benchmark) in the technology sector. This hurt its performance, as technology stocks generally had another lackluster year. The impact of the technology emphasis was mitigated by an overweight in the strong telecommunications sector.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Growth Portfolio

Subadvised by:  Eagle Asset Management, Neuberger Berman Management Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Small Cap Growth Portfolio	12.39%	1.40%	–4.60%
Russell 2000® Index	18.37	11.39	8.19
Russell 2000® Growth Index	13.35	6.93	0.20
Lipper (VIP) Small-Cap Growth Funds Avg.	11.12	5.51	–0.50

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 2000® and Russell 2000® Growth Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Small Cap Growth Portfolio had a total return that was below its benchmark indexes but above the average of its peer group.

Management was shared by Neuberger Berman and Eagle Asset Management. Neuberger Berman looks for small, undervalued but growing companies and tries to hold them until their value is recognized by other investors. Eagle looks for firms with rapid growth characteristics, such as accelerating but sustainable earnings growth, a positive earnings catalyst, high or expanding return on equity, and good management.

Neuberger Berman generally maintains a “beta” less than the Russell 2000 Growth Index, meaning that its holdings will tend to move in the same direction as that index, but somewhat less. Eagle’s beta, while usually low also, may or may not be less than the Index. The overall portfolio generally has a lower beta than the Russell 2000 Growth Index. This conservative approach was not favored by the markets in 2006, particularly during the first and fourth quarters of the year. When the markets rose rapidly, the Portfolio’s performance relative to the Russell 2000 Growth Index also was hurt by the cash on its balance sheet, although the amount was a reasonable consequence of managing its cash flow. The Index has no cash, but other annuity portfolios in the peer group generally do, and this factor would have affected them to varying degrees.

Aside from these general risk characteristics, the Portfolio’s stock selection was successful, particularly in the industrials and basic materials sectors. This was primarily due to Eagle, which selected well in those sectors as well as in the technology, financials, and consumer non-cyclical sectors. Neuberger Berman’s selection was weaker, particularly in the healthcare, consumer services, consumer cyclicals, technology, and financials sectors. Both managers had less exposure to volatile stocks than the Russell 2000 Growth index, and this benefited the Portfolio’s return.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Value Portfolio

Subadvised by:  Goldman Sachs Asset Management L.P.

December 31, 2006

Investment Adviser’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Small Cap Value Portfolio	14.60%	10.52%	10.70%
Russell 2500™ Index	16.17	12.19	9.19
Lipper (VIP) Small-Cap Core Funds Avg.	15.23	10.28	8.99
Lipper (VIP) Small-Cap Value Funds Avg.	17.31	13.71	14.46

Although Lipper classifies the Portfolio within the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios included in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 2500® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Small Cap Value Portfolio had a total return that was substantially below its style-specific benchmark indexes and slightly below the average of its peer group.

Goldman Sachs and Salomon Brothers Asset Management each manage approximately half of the Portfolio. Goldman Sachs follows a traditional small-cap value strategy with an emphasis on quality, i.e., strong cash flow and balance sheets. Salomon Brothers follows a relative value approach, looking for undiscovered companies with good prospects for growth and profitability, capable management, and demand for its goods and services.

A number of the Portfolio’s holdings, particularly in the financial services, basic materials, and healthcare sectors, performed poorly in 2006. Most of the weaker positions were held by Salomon Brothers. The Portfolio’s typical emphasis on growth characteristics and higher-quality companies (i.e., low debt and consistent earnings) were punished by the markets’ strong preference for value this year. Its sector distribution also hurt its relative performance, with a slight underweight compared with the Russell 2000 Value Index in the telecommunication and financial services sectors. Both posted strong returns. The Portfolio was overweight in basic materials and transportation stocks, which were affected by falling commodity prices and concerns about slowing economic growth. These sector emphases are consistent with both managers’ investment processes, so over the long run they have been associated with good performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Strategic Partners Focused Growth Portfolio

Subadvised by:  Jennison Associates LLC, Alliance Capital

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Strategic Partners Focused Growth Portfolio: Class I	–0.66%	3.54%	–3.47%
SP Strategic Partners Focused Growth Portfolio: Class II	–1.07	3.13	–1.32
S&P 500 Index	15.78	6.18	1.49
Russell 1000 Index® Growth Index	9.07	2.69	–5.23
Lipper (VIP) Large-Cap Growth Funds Avg.	6.30	2.70	–4.17

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 1/12/2001.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the SP Strategic Partners Focused Growth Portfolio had a total return that was substantially below the style-appropriate Russell 1000® Growth Index and the average of its peer group.

Both co-managers, Jennison Associates and AllianceBernstein, trailed the Russell 1000 Growth Index, but AllianceBernstein had the more substantial underperformance. AllianceBernstein was primarily responsible via weak stock selection in the technology and healthcare sectors. A position in eBay, whose growth slowed in what appeared to be a significant change in its growth potential, and three semiconductor stocks significantly hurt the Portfolio’s relative performance. In addition, a position in UnitedHealth dropped sharply and was sold from the Portfolio before its rebound in the latter half of the year. Many of the underperformers were held by both co-managers, although at different weights.

This Portfolio typically is more exposed to earnings growth, share-price momentum, and price volatility than the Index, and these characteristics hurt its performance in a market that favored value stocks. The Portfolio’s holdings also were among the more heavily traded stocks in the Index, which reflects their popularity among institutional investors, and this was a disfavored trait in 2006. Moreover, the Portfolio’s holdings tended to move in the same direction as their benchmark, only more so. Particularly in the weak May market, this trait occasionally hurt its performance, although helping overall.

The Portfolio’s sector exposures also detracted. It was underweight in the consumer sectors and considerably overweight in the poor-performing technology sector. In particular, it was hurt by overweights in the electronic equipment, Internet, and semiconductors industries. An overweight in the very strong securities and asset management industry and a more modest emphasis on oil services companies offset some of the negative impact.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP T. Rowe Price Large-Cap Growth Portfolio

Subadvised by:  T Rowe Price Associates Inc

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP T. Rowe Price Large-Cap Growth	5.91%	2.21%	–3.18%
Russell 1000® Index	15.46	6.82	1.63
Russell 1000® Growth Index	9.07	2.69	–5.23
Lipper (VIP) Large Cap Core Funds Avg.	6.30	2.70	–4.17

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® and Russell 1000® Growth Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the T. Rowe Price Large-Cap Growth Portfolio had a total return that was below its benchmark index and also below the average return of its peer group, but by a smaller margin.

The Portfolio manager looks for companies larger than $5 billion in market capitalization that are increasing their earnings by at least 10% a year. It is flexible in the valuation (share price in relation to measures of intrinsic value) it will accept, taking sector and market conditions into account. The Portfolio’s current aggressive growth posture was responsible for its underperforming its benchmark in a year that strongly favored value investors. The Portfolio’s performance was further disadvantaged by its greater weighting compared to the benchmark in highly volatile stocks, stocks with above-average acceleration of business fundamentals, and stocks with high share prices.

Stock selection hurt the Portfolio’s performance in the first quarter of 2006, but strengthening selection over the three remaining quarters of the year offset the negative impact. Overall selection was neutral, and on a rising trajectory. It was strongest in the consumer discretionary and energy sectors and weakest in the technology sector.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Presentation of Portfolio Holdings for the Prudential Series Fund as of December 31 2006 (Unaudited)

SP Aggressive Growth Asset Allocation Portfolio		SP AIM Core Equity Portfolio		SP Balanced Asset Allocation Portfolio
Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)
PSF-SP Large Cap Value Portfolio	32.9%	Exxon Mobil Corp.	2.9%	PSF-SP PIMCO Total Return Portfolio	31.5%
American Skandia Trust-Marsico Capital Growth Portfolio	18.5%	Berkshire Hathaway, Inc.	2.6%	PSF-SP Large Cap Value Portfolio	21.7%
PSF-Jennison Portfolio (Class I)	18.3%	AT&T, Inc.	2.5%	AST-Marsico Capital Growth Portfolio	12.2%
PSF-SP International Value Portfolio	11.2%	Tyco International Ltd.	2.5%	PSF-Jennison Portfolio (Class I)	12.1%
PSF-SP International Growth Portfolio (Class I)	11.1%	Microsoft Corp.	2.4%	PSF-SP International Value Portfolio	7.4%

SP Conservative Asset Allocation Portfolio		SP Davis Value Portfolio		SP Small Cap Value Portfolio
Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)
PSF-SP PIMCO Total Return Portfolio	50.8%	American Express Co.	4.6%	iShares Russell 2000 Value Index Fund	2.5%
PSF-SP Large Cap Value Portfolio	14.7%	ConocoPhillips	4.5%	Lawson Software, Inc.	1.0%
American Skandia Trust-Marsico Capital Growth Portfolio	8.3%	American International Group, Inc.	4.4%	Foundry Networks, Inc.	1.0%
Jennison Portfolio (Class I)	8.2%	Altria Group, Inc.	4.4%	Central Pacific Financial Corp.	0.9%
PSF-SP International Growth Portfolio (Class I)	5.0%	Tyco International Ltd.	4.2%	Mueller Industries, Inc.	0.8%

SP Growth Asset Allocation Portfolio		SP Large Cap Value Portfolio		SP International Value Portfolio
Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)
PSF-SP Large Cap Value Portfolio	28.5%	Altria Group, Inc.	3.9%	Eni SpA	2.4%
American Skandia Trust-Marsico Capital Growth Portfolio	15.9%	Bank of America Corp.	3.4%	Toyota Motor Corp.	1.9%
PSF Jennison Portfolio (Class I)	15.7%	ConocoPhillips	3.3%	Roche Holding AG	1.9%
PSF-SP PIMCO Total Return Portfolio	12.9%	Exxon Mobil Corp.	3.0%	Barclays PLC	1.8%
PSF-SP International Value Portfolio	9.7%	Citigroup, Inc.	2.7%	Next PLC	1.7%

SP Mid-Cap Growth Portfolio		SP PIMCO High Yield Portfolio		SP PIMCO Total Return Portfolio
Five Largest Holdings (% of Net Assets)		Five Largest Issues (% of Net Assets)		Five Largest Issues (% of Net Assets)
Apple Computer, Inc.	4.7%	Ford Motor Credit Co.	2.2%	Federal National Mortgage Assoc., 6.0%, 01/11/37	17.3%
Akamai Technologies, Inc.	3.3%	El Paso Production Holding Co.	2.2%	Government National Mortgage Assoc., 6.0%, 01/22/37	8.7%
Forest Laboratories, Inc.	3.0%	Williams Cos., Inc.	1.9%	U.S. Treasury Notes, 4.375%, 11/15/08	7.5%
Synopsys, Inc.	2.9%	U.S. Treasury Bonds, 7.5%, 11/15/16	1.5%	Federal National Mortgage Assoc., 5.5%, 11/01/34	4.1%
Cognizant Technology Solutions Corp.	2.7%	HCA, Inc.	1.5%	U.S. Treasury Bonds, 3.375%, 01/15/07	3.7%

SP Prudential U.S. Emerging Growth Portfolio		SP Small Cap Growth Portfolio		SP Strategic Partners Focused Growth Portfolio
Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)
NII Holdings, Inc.	3.3%	Bucyrus International, Inc.	2.6%	Google, Inc.	6.3%
Eaton Vance Corp.	2.8%	TETRA Technologies, Inc.	2.2%	Apple Computer, Inc.	6.0%
American Tower Corp.	2.4%	Waste Connections, Inc.	1.9%	Gilead Sciences, Inc.	4.6%
DaVita, Inc.	2.2%	Cash America International, Inc.	1.8%	Goldman Sachs Group, Inc.	4.2%
Quest Diagnostics, Inc.	2.0%	FactSet Research Systems, Inc.	1.6%	Microsoft Corp.	4.1%

SP T. Rowe Price Large Cap Growth Portfolio		SP International Growth Portfolio
Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)
General Electric Co.	5.3%	ABB Ltd.	2.6%
Microsoft Corp.	3.7%	Tesco PLC	2.5%
American Tower Corp.	3.6%	Roche Holding AG	2.4%
Juniper Networks, Inc.	2.8%	Macquarie Bank Ltd.	2.1%
State Street Corp.	2.6%	Veolia Environment	2.1%

For a complete listing of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, [distribution and service (12b-1*) fees,] and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

*12b-1 fees are paid by the fund out of fund assets to cover distribution expenses and sometimes shareholder service expenses.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period

SP Aggressive Growth Asset Allocation (Class I)	Actual	$1,000.00	$1,114.60	0.05%	$0.27
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP AIM Core Equity (Class I)	Actual	$1,000.00	$1,117.40	1.02%	$5.44
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

SP Balanced Asset Allocation (Class I)	Actual	$1,000.00	$1,090.30	0.05%	$0.26
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP Conservative Asset Allocation (Class I)	Actual	$1,000.00	$1,073.70	0.05%	$0.26
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP Davis Value (Class I)	Actual	$1,000.00	$1,114.30	0.81%	$4.32
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

SP Growth Asset Allocation (Class I)	Actual	$1,000.00	$1,105.90	0.05%	$0.27
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP Large Cap Value (Class I)	Actual	$1,000.00	$1,139.20	0.84%	$4.53
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

SP International Value (Class I)	Actual	$1,000.00	$1,150.40	0.98%	$5.31
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period

SP Mid Cap Growth (Class I)	Actual	$1,000.00	$1,002.80	0.92%	$4.64
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

SP PIMCO High Yield (Class I)	Actual	$1,000.00	$1,074.90	0.72%	$3.77
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

SP PIMCO Total Return (Class I)	Actual	$1,000.00	$1,045.50	0.68%	$3.51
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

SP Prudential US Emerging Growth (Class I)	Actual	$1,000.00	$1,069.60	0.62%	$3.23
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

SP Prudential US Emerging Growth (Class II)	Actual	$1,000.00	$1,067.10	1.02%	$5.31
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

SP Small Cap Growth (Class I)	Actual	$1,000.00	$1,059.80	1.21%	$6.28
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16

SP Small Cap Value (Class I)	Actual	$1,000.00	$1,080.60	0.96%	$5.03
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

SP Strategic Partners Focused Growth (Class I)	Actual	$1,000.00	$1,077.70	1.24%	$6.49
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

SP Strategic Partners Focused Growth (Class II)	Actual	$1,000.00	$1,076.70	1.64%	$8.58
	Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

SP T. Rowe Price Large-Cap Growth (Class I)	Actual	$1,000.00	$1,099.70	1.07%	$5.66
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

SP International Growth (Class I)	Actual	$1,000.00	$1,151.20	1.01%	$5.48
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

SP International Growth (Class II)	Actual	$1,000.00	$1,149.10	1.41%	$7.64
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2006 (to reflect the six-month period).

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Affiliated investments, at value (cost $162,435,661)	$201,565,992
Cash	7,109
Receivable due from manager	41,722
Receivable for Series shares sold	14,566
Dividends receivable	1,657

Total Assets	201,631,046

LIABILITIES
Payable for Series shares repurchased	16,310
Management fee payable	8,525

Total Liabilities	24,835

NET ASSETS	$201,606,211

Net assets were comprised of:
Paid-in capital	$151,679,520
Retained earnings	49,926,691

Net assets, December 31, 2006	$201,606,211

Net asset value and redemption price per share, ($201,606,211 / 19,359,901) outstanding shares of beneficial interest (authorized 100,000,000 shares)	$10.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$2,023,720

EXPENSES
Management fee	96,327

NET INVESTMENT INCOME	1,927,393

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	2,740,379
Net capital gain distributions received	6,434,530

9,174,909

Net change in unrealized appreciation (depreciation) on investments	14,717,473

NET GAIN ON INVESTMENTS	23,892,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,819,775

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,927,393	$3,598,888
Net realized gain on investments	9,174,909	4,624,615
Net change in unrealized appreciation (depreciation) on investments	14,717,473	8,995,478

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,819,775	17,218,981

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(255,254)
Distributions from net realized capital gains	—	(5,750,072)
Distributions	(8,113,969)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,113,969)	(6,005,326)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,144,659 and 6,021,182 shares, respectively]	20,790,257	53,233,551
Series shares issued in reinvestment of dividends and distributions [843,448 and 720,063 shares, respectively]	8,113,969	6,005,326
Series shares repurchased [3,440,817 and 2,179,013 shares, respectively]	(33,216,872)	(19,146,944)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(4,312,646)	40,091,933

TOTAL INCREASE IN NET ASSETS	13,393,160	51,305,588
NET ASSETS:
Beginning of year	188,213,051	136,907,463

End of year	$201,606,211	$188,213,051 (a)

(a) Includes undistributed net investment income of:		$3,598,037

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP AIM CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $28,173,897)	$33,914,285
Affiliated investments (cost $3,879,442)	3,879,442
Foreign currency, at value (cost $1)	1
Dividends and interest receivable	55,372
Receivable for Series shares sold	48,612
Tax reclaim receivable	7,450
Prepaid expenses	2,031

Total Assets	37,907,193

LIABILITIES
Payable for Series shares repurchased	9,837
Management fee payable	8,618
Payable to custodian	5,069
Deferred trustees’ fees	2,032
Transfer agent fee payable	540

Total Liabilities	26,096

NET ASSETS	$37,881,097

Net assets were comprised of:
Paid-in capital	$31,487,892
Retained earnings	6,393,205

Net assets, December 31, 2006	$37,881,097

Net asset value and redemption price per share, $37,881,097 / 4,577,526 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$8.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $15,930 foreign withholding tax)	$564,014
Affiliated dividend income	225,466

789,480

EXPENSES
Management fee	301,787
Custodian’s fees and expenses	58,000
Shareholders’ reports	40,000
Audit fee	15,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,300) (Note 4)	6,000
Insurance expenses	1,000
Commitment fee on syndicated credit agreement	150
Miscellaneous	16,745

Total expenses	458,682
Less: advisory fee waivers and/or expense reimbursements	(95,795)

Net expenses	362,887

NET INVESTMENT INCOME	426,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	389,460
Options written	(10,131)
Foreign currency transactions	718

380,047

Net change in unrealized appreciation (depreciation) on:
Investments	4,440,481
Options written	30,696
Foreign currencies	374

4,471,551

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	4,851,598

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,278,191

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$426,593	$326,716
Net realized gain on investments and foreign currency transactions	380,047	2,261,732
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,471,551	(1,038,048)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,278,191	1,550,400

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(337,615)
Distributions	(2,267,062)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,267,062)	(337,615)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [592,562 and 848,731 shares, respectively]	4,594,030	6,198,927
Series shares issued in reinvestment of dividends and distributions [300,671 and 47,087 shares, respectively]	2,267,062	337,615
Series shares repurchased [807,651 and 730,652 shares, respectively]	(6,219,674)	(5,361,373)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	641,418	1,175,169

TOTAL INCREASE IN NET ASSETS	3,652,547	2,387,954
NET ASSETS:
Beginning of year	34,228,550	31,840,596

End of year	$37,881,097	$34,228,550 (a)

(a) Includes undistributed net investment income of		$317,783

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP BALANCED ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Affiliated investments, at value (cost $1,233,204,248)	$1,406,982,913
Cash	6,738
Receivable for Series shares sold	155,841
Receivable due from manager	75,142
Dividends receivable	14,399

Total Assets	1,407,235,033

LIABILITIES
Payable for Series shares repurchased	863,966
Management fee payable	59,713

Total Liabilities	923,679

NET ASSETS	$1,406,311,354

Net assets were comprised of:
Paid-in capital	$1,164,789,020
Retained earnings	241,522,334

Net assets, December 31, 2006	$1,406,311,354

Net asset value and redemption price per share, $1,406,311,354 / 121,340,906 outstanding shares of beneficial interest (authorized 225,000,000 shares)	$11.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$31,435,078

EXPENSES
Management fee	690,390

NET INVESTMENT INCOME	30,744,688

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	9,213,914
Net capital gain distributions received	29,251,519

38,465,433

Net change in unrealized appreciation (depreciation) on investments	70,777,842

NET GAIN ON INVESTMENTS	109,243,275

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,987,963

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$30,744,688	$35,724,076
Net realized gain on investments	38,465,433	23,316,866
Net change in unrealized appreciation (depreciation) on investments	70,777,842	28,223,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	139,987,963	87,264,608

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(8,722,666)
Distributions from net realized capital gains	—	(30,988,808)
Distributions	(58,270,528)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(58,270,528)	(39,711,474)

SERIES SHARE TRANSACTIONS:
Series shares sold [8,743,179 and 53,729,204 shares, respectively]	96,425,347	561,157,881
Series shares issued in reinvestment of dividends and distributions [5,365,610 and 3,999,141 shares, respectively]	58,270,528	39,711,474
Series shares repurchased [18,390,492 and 10,868,002 shares, respectively]	(201,870,744)	(113,645,767)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(47,174,869)	487,223,588

TOTAL INCREASE IN NET ASSETS	34,542,566	534,776,722
NET ASSETS:
Beginning of year	1,371,768,788	836,992,066

End of year	$1,406,311,354	$1,371,768,788 (a)

(a) Includes undistributed net investment income of:		$35,724,076

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Affiliated Investments, at value (cost $582,469,620)	$633,033,549
Cash	6,765
Receivables due from manager	54,599
Receivable for Series shares sold	16,756
Dividends receivable	8,674

Total Assets	633,120,343

LIABILITIES
Payable for Series shares repurchased	303,896
Management fee payable	27,014

Total Liabilities	330,910

NET ASSETS	$632,789,433

Net assets were comprised of:
Paid-in capital	$550,792,343
Retained earnings	81,997,090

Net assets, December 31, 2006	$632,789,433

Net asset value and redemption price per share, $632,789,433 / 54,270,425 outstanding shares of beneficial interest (authorized 140,000,000 shares)	$11.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$18,968,833

EXPENSES
Management fee	316,953

NET INVESTMENT INCOME	18,651,880

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	4,133,462
Net capital gain distributions received	9,335,160

13,468,622

Net change in unrealized appreciation (depreciation) on investments	20,212,384

NET GAIN ON INVESTMENTS	33,681,006

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,332,886

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,651,880	$22,043,773
Net realized gain on investments	13,468,622	10,154,313
Net change in unrealized appreciation (depreciation) on investments	20,212,384	1,938,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	52,332,886	34,136,537

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(6,843,974)
Distributions from net realized capital gains	—	(16,727,447)
Distributions	(31,649,902)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(31,649,902)	(23,571,421)

CAPITAL STOCK TRANSACTIONS:
Series shares sold (3,731,103 and 21,064,032 shares, respectively)	41,820,894	229,842,764
Series shares issued in reinvestment of dividends and distributions (2,869,438 and 2,251,330 shares, respectively)	31,649,902	23,571,421
Series shares repurchased (9,218,672 and 7,482,435 shares, respectively)	(103,341,968)	(81,869,348)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(29,871,172)	171,544,837

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,188,188)	182,109,953
NET ASSETS:
Beginning of year	641,977,621	459,867,668

End of year	$632,789,433	$641,977,621 (a)

(a) Includes undistributed net investment income of:		$22,042,744

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP DAVIS VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value, including securities on loan of $19,725,056:
Unaffiliated investments (cost $224,599,148)	$323,618,933
Affiliated investments (cost $23,596,395)	23,596,395
Receivable for investments sold	1,375,919
Dividends and interest receivable	412,829
Receivable for Series shares sold	25,118
Tax reclaim receivable	24,551
Prepaid expenses	6,833

Total Assets	349,060,578

LIABILITIES
Collateral for securities on loan	20,533,022
Management fee payable	208,670
Payable for investments purchased	154,025
Payable for Series shares repurchased	143,546
Accrued expenses and other liabilities	42,307
Payable to custodian	4,233
Deferred trustees’ fees	2,580
Transfer agent fee payable	750

Total Liabilities	21,089,133

NET ASSETS	$327,971,445

Net assets were comprised of:
Paid-in capital	$215,941,041
Retained earnings	112,030,404

Net assets, December 31, 2006	$327,971,445

Net asset value and redemption price per share, $327,971,445 / 27,353,372 outstanding shares of beneficial interest (authorized 225,000,000 shares)	$11.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $33,100 foreign withholding tax)	$4,839,974
Affiliated dividend income	195,709
Affiliated income from securities lending, net	38,605
Unaffiliated interest	2,463

5,076,751

EXPENSES
Management fee	2,348,026
Custodian’s fees and expenses	91,000
Shareholders’ reports	35,000
Trustees’ fees	16,000
Audit fee	15,000
Insurance expenses	9,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Loan interest expense (Note 8)	1,860
Commitment fee on syndicated credit agreement	1,500
Miscellaneous	14,491

Total expenses	2,543,877

NET INVESTMENT INCOME	2,532,874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	10,716,129
Foreign currency transactions	377

10,716,506

Net change in unrealized appreciation (depreciation) on:
Investments	30,814,869
Foreign currencies	2,393

30,817,262

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	41,533,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,066,642

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,532,874	$2,559,984
Net realized gain on investments and foreign currencies	10,716,506	5,920,125
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	30,817,262	18,783,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	44,066,642	27,264,084

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(2,694,772)
Distributions from net realized gains	—	(29,342,603)
Distributions	(7,711,471)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,711,471)	(32,037,375)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [2,724,387 and 3,740,896 shares, respectively]	29,848,117	38,659,851
Series shares issued in reinvestment of dividends and distributions [714,025 and 3,337,227 shares, respectively]	7,711,471	32,037,375
Series shares repurchased [5,281,525 and 3,887,912 shares, respectively]	(57,687,525)	(39,651,019)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(20,127,937)	31,046,207

TOTAL INCREASE IN NET ASSETS	16,227,234	26,272,916
NET ASSETS:
Beginning of year	311,744,211	285,471,295

End of year	$327,971,445	$311,744,211 (a)

(a) Includes undistributed net investment income of		$2,547,146

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Affiliated investments, at value (cost $1,078,161,822)	$1,284,172,825
Cash	6,615
Receivable for Series shares sold	232,709
Receivable due from manager	70,482
Dividends receivable	9,649

Total Assets	1,284,492,280

LIABILITIES
Payable for Series shares repurchased	538,591
Management fee payable	54,428

Total Liabilities	593,019

NET ASSETS	$1,283,899,261

Net assets were comprised of:
Paid-in capital	$1,016,689,518
Retained earnings	267,209,743

Net assets, December 31, 2006	$1,283,899,261

Net asset value and redemption price per share, (1,283,899,261 / 114,983,569) outstanding shares of beneficial interest (authorized 150,000,000 shares)	$11.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$19,303,001

EXPENSES
Management fee	622,119

NET INVESTMENT INCOME	18,680,882

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	8,576,807
Net capital gain distributions received	35,352,134

43,928,941

Net change in unrealized appreciation (depreciation) on investments	87,976,514

NET GAIN ON INVESTMENTS	131,905,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,586,337

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,680,882	$23,268,793
Net realized gain on investments	43,928,941	19,853,371
Net change in unrealized appreciation (depreciation) on investments	87,976,514	47,018,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	150,586,337	90,140,898

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(4,573,235)
Distributions from net realized capital gains	—	(26,358,243)
Distributions	(41,746,770)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(41,746,770)	(30,931,478)

SERIES SHARE TRANSACTIONS:
Series shares sold [10,842,004 and 57,444,052 shares, respectively]	113,640,623	555,197,559
Series shares issued in reinvestment of dividends and distributions [4,029,611 and 3,391,609 shares, respectively]	41,746,770	30,931,478
Series shares repurchased [18,418,048 and 9,905,250 shares, respectively]	(192,330,963)	(96,007,437)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(36,943,570)	490,121,600

TOTAL INCREASE IN NET ASSETS	71,895,997	549,331,020
NET ASSETS:
Beginning of year	1,212,003,264	662,672,244

End of year	$1,283,899,261	$1,212,003,264 (a)

(a) Includes undistributed net investment income of:		$23,268,793

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value, including securities on loan of $4,696,799:
Unaffiliated investments (cost $371,795,349)	$473,202,675
Affiliated investments (cost $10,070,881)	10,070,881
Cash	1,767,237
Receivable for investments sold	1,825,774
Tax reclaim receivable	425,436
Dividends and interest receivable	364,095
Receivable for Series shares sold	125,116
Prepaid expenses	6,286
Unrealized appreciation on foreign currency forward contracts	66

Total Assets	487,787,566

LIABILITIES
Collateral for securities on loan	4,956,944
Payable for investments purchased	1,898,327
Payable for Series shares repurchased	609,029
Management fee payable	341,797
Accrued expenses and other liabilities	155,294
Foreign currency, at value (cost $33,389)	33,053
Administration fee payable	6,686
Transfer agent fee payable	842

Total Liabilities	8,001,972

NET ASSETS	$479,785,594

Net assets were comprised of:
Paid-in capital	$312,355,718
Retained earnings	167,429,876

Net assets, December 31, 2006	$479,785,594

Class I:
Net asset value and redemption price per share, $455,961,249 / 54,947,312 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$8.30

Class II:
Net asset value and redemption price per share, $23,824,345 / 2,915,261 outstanding shares of beneficial interest (authorized 150,000,000 shares)	$8.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $802,597 foreign withholding tax)	$7,575,135
Affiliated dividend income	675,429
Affiliated income from securities lending, net	3,237

8,253,801

EXPENSES
Management fee	4,216,574
Distribution fee—Class II	59,592
Administration fee—Class II	35,755
Custodian’s fees and expenses	379,000
Shareholders’ reports	87,000
Loan interest expense (Note 8)	41,307
Audit fee	20,000
Trustees’ fees	18,000
Transfer agent’s fees and expenses (including affiliated expense of $5,200) (Note 4)	13,000
Legal fees and expenses	10,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	2,500
Miscellaneous	32,067

Total expenses	4,920,795

NET INVESTMENT INCOME	3,333,006

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	73,002,654
Foreign currency transactions	(1,482,698)

71,519,956

Net change in unrealized appreciation (depreciation) on:
Investments	16,595,234
Foreign currencies	(34,031)

16,561,203

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	88,081,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,414,165

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,333,006	$2,643,486
Net realized gain on investments and foreign currencies	71,519,956	37,716,469
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,561,203	28,138,819

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	91,414,165	68,498,774

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(1,667,899)
Class II	—	(307,445)
Distributions from net realized gains
Class I	—	(12,334,591)
Class II	—	(6,312,964)
Distributions
Class I	(45,416,833)	—
Class II	(2,301,316)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(47,718,149)	(20,622,899)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [11,881,106 and 28,946,819 shares, respectively]	90,213,315	194,846,073
Series shares issued in reinvestment of dividends and distributions [6,452,228 and 3,249,051 shares, respectively]	47,718,149	20,622,899
Series shares repurchased [23,645,208 and 25,901,671 shares, respectively]	(178,494,583)	(174,768,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(40,563,119)	40,700,773

TOTAL INCREASE IN NET ASSETS	3,132,897	88,576,648
NET ASSETS:
Beginning of year	476,652,697	388,076,049

End of year	$479,785,594	$476,652,697 (a)

(a) Includes undistributed net investment income of		$1,463,921

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $419,593,026)	$482,845,212
Affiliated investments (cost $4,166,163)	4,166,163
Foreign currency, at value (cost $3,167,647)	3,184,291
Tax reclaim receivable	456,459
Receivable for investments sold	400,258
Dividends and interest receivable	383,696
Receivable for Series shares sold	148,554
Unrealized appreciation on forward foreign currency contracts	57,458
Prepaid expenses	3,747

Total Assets	491,645,838

LIABILITIES
Payable for investments purchased	1,737,843
Payable to custodian	1,432,601
Loan payable	461,000
Management fee payable	368,218
Accrued expenses and other liabilities	176,857
Unrealized depreciation on forward foreign currency contracts	46,858
Payable for Series shares repurchased	35,701
Transfer agent fee payable	754

Total Liabilities	4,259,832

NET ASSETS	$487,386,006

Net assets were comprised of:
Paid-in capital	$321,497,913
Retained earnings	165,888,093

Net assets, December 31, 2006	$487,386,006

Net asset value and redemption price per share, $487,386,006 / 42,748,019 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$11.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,186,970 foreign withholding tax)	$14,234,949
Affiliated dividend income	164,844
Unaffiliated interest	27,124

14,426,917

EXPENSES
Management fee	3,971,308
Custodian’s fees and expenses	262,000
Shareholders’ reports	38,000
Audit fee	19,000
Trustees’ fees	13,000
Loan interest expense (Note 8)	10,112
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $4,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	1,500
Insurance expenses	1,000
Miscellaneous	41,955

Total expenses	4,372,875

NET INVESTMENT INCOME	10,054,042

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	92,898,029
Foreign currency transactions	413,036

93,311,065

Net change in unrealized appreciation (depreciation) on:
Investments	12,397,150
Foreign currencies	32,765

12,429,915

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	105,740,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,795,022

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,054,042	$6,234,398
Net realized gain on investments and foreign currencies	93,311,065	4,922,384
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	12,429,915	32,126,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	115,795,022	43,283,634

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(1,104,157)
Distributions from net realized gains	—	(23,089,120)
Distributions	(11,818,434)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,818,434)	(24,193,277)

SERIES SHARE TRANSACTIONS:
Series shares sold [10,491,513 and 15,708,031 shares, respectively]	104,888,014	131,395,774
Series shares issued in reinvestment of dividends and distributions [1,199,841 and 2,997,928 shares, respectively]	11,818,434	24,193,277
Series shares repurchased [11,838,881 and 3,031,415 shares, respectively]	(122,618,454)	(26,061,363)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(5,912,006)	129,527,688

TOTAL INCREASE IN NET ASSETS	98,064,582	148,618,045
NET ASSETS:
Beginning of year	389,321,424	240,703,379

End of year	$487,386,006	$389,321,424 (a)

(a) Includes undistributed net investment income of		$5,753,024

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value, including securities on loan of $66,979,156:
Unaffiliated investments (cost $786,263,180)	$934,136,040
Affiliated investments (cost $92,756,816)	92,756,816
Cash	3,427,357
Dividends and interest receivable	1,726,500
Receivable for investments sold	268,382
Receivable for Series shares sold	13,763
Prepaid expenses	6,224

Total Assets	1,032,335,082

LIABILITIES
Collateral for securities on loan	69,954,183
Payable for investments purchased	1,845,333
Management fee payable	653,521
Payable for Series shares repurchased	111,281
Due to broker-variation margin	78,300
Accrued expenses and other liabilities	60,955
Deferred trustees’ fees	2,063
Transfer agent fee payable	732

Total Liabilities	72,706,368

NET ASSETS	$959,628,714

Net assets were comprised of:
Paid-in capital	$744,599,626
Retained earnings	215,029,088

Net assets, December 31, 2006	$959,628,714

Net asset value and redemption price per share, $959,628,714 / 72,374,480 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$13.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $8,174 foreign withholding tax)	$20,627,193
Affiliated dividend income	1,251,617
Affiliated income from securities lending, net	84,437

21,963,247

EXPENSES
Management fee	7,094,083
Custodian’s fees and expenses	170,000
Shareholders’ reports	35,000
Trustees’ fees	20,000
Audit fee	15,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $4,300) (Note 4)	5,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 8)	570
Miscellaneous	18,469

Total expenses	7,376,122

NET INVESTMENT INCOME	14,587,125

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	54,525,731
Futures transactions	1,026,542

55,552,273

Net change in unrealized appreciation (depreciation) on:
Investments	83,711,088
Futures	158,575

83,869,663

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	139,421,936

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,009,061

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,587,125	$10,904,898
Net realized gain on investments	55,552,273	39,671,466
Net change in unrealized appreciation (depreciation) on investments	83,869,663	(2,235,206)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	154,009,061	48,341,158

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(5,481,955)
Distributions from net realized gains	—	(16,382,778)
Distributions	(51,644,712)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(51,644,712)	(21,864,733)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [7,084,853 and 24,086,262 shares, respectively]	83,219,245	276,899,408
Series shares issued in reinvestment of dividends and distributions [4,380,383 and 1,996,779 shares, respectively]	51,644,712	21,864,733
Series shares repurchased [9,098,369 and 8,095,951 shares, respectively]	(110,691,150)	(93,554,925)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	24,172,807	205,209,216

TOTAL INCREASE IN NET ASSETS	126,537,156	231,685,641
NET ASSETS:
Beginning of year	833,091,558	601,405,917

End of year	$959,628,714	$833,091,558 (a)

(a) Includes undistributed net investment income of		$10,902,617

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP MID-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value, including securities on loan of $34,940,544:
Unaffiliated investments (cost $119,507,088)	$131,918,091
Affiliated investments (cost $39,286,026)	39,286,026
Receivable for investments sold	480,408
Dividends and interest receivable	32,723
Receivable for Series shares sold	14,278
Prepaid expenses	3,184

Total Assets	171,734,710

LIABILITIES
Collateral for securities on loan	36,421,136
Payable for investments purchased	1,864,321
Accrued expenses and other liabilities	146,268
Management fee payable	92,068
Payable for Series shares repurchased	61,410
Payable to custodian	33,896
Deferred trustees’ fees	4,084
Transfer agent fee payable	1,038

Total Liabilities	38,624,221

NET ASSETS	$133,110,489

Net assets were comprised of:
Paid-in capital	$109,574,897
Retained earnings	23,535,592

Net assets, December 31, 2006	$133,110,489

Net asset value and redemption price per share, $133,110,489 / 18,838,108 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$7.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $792 foreign withholding tax)	$1,458,580
Affiliated dividend income	97,353
Affiliated income from securities lending, net	54,114

1,610,047

EXPENSES
Management fee	1,155,879
Custodian’s fees and expenses	54,000
Shareholders’ reports	45,000
Audit fee	15,000
Trustees’ fees	14,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $5,700) (Note 4)	6,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Loan interest expense (Note 8)	153
Miscellaneous	18,074

Total expenses	1,321,106

NET INVESTMENT INCOME	288,941

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	13,297,303
Net change in unrealized appreciation (depreciation) on investments	(16,566,128)

NET LOSS ON INVESTMENTS	(3,268,825)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,979,884)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$288,941	$(746,121)
Net realized gain on investments	13,297,303	2,852,382
Net change in unrealized appreciation (depreciation) on investments	(16,566,128)	9,613,723

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,979,884)	11,719,984

SERIES SHARE TRANSACTIONS:
Series shares sold [2,145,372 and 4,215,893 shares, respectively]	15,533,006	27,851,805
Net asset value of shares issued in merger [0 and 5,202,111 shares, respectively]	—	31,565,347
Series shares repurchased [4,524,604 and 3,887,856 shares, respectively]	(32,351,343)	(25,739,227)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(16,818,337)	33,677,925

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,798,221)	45,397,909
NET ASSETS:
Beginning of year	152,908,710	107,510,801

End of year	$133,110,489	$152,908,710

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP PIMCO HIGH YIELD PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $266,795,888)	$272,343,302
Affiliated investments (cost $3,882,061)	3,882,061
Dividends and interest receivable	5,106,320
Foreign currency, at value (cost $279,842)	287,928
Unrealized appreciation on swap agreements	154,671
Unrealized appreciation on foreign currency forward contracts	67,400
Prepaid expenses	4,074
Receivable for Series shares sold	3,893

Total Assets	281,849,649

LIABILITIES
Payable for investments purchased	6,540,887
Unrealized depreciation on swap agreements	404,771
Payable to custodian	179,995
Management fee payable	140,417
Accrued expenses and other liabilities	70,406
Payable for Series shares repurchased	30,914
Premium for swaps written	28,639
Due to broker-variation margin	12,450
Written options outstanding, at value (cost $11,577)	6,906
Deferred trustees’ fees	2,152
Transfer agent fee payable	700

Total Liabilities	7,418,237

NET ASSETS	$274,431,412

Net assets were comprised of:
Paid-in capital	$265,637,405
Retained earnings	8,794,007

Net assets, December 31, 2006	$274,431,412

Net asset value and redemption price per share, $274,431,412 / 26,554,781 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$10.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$21,972,619
Affiliated dividend income	99,224
Unaffiliated dividend income	98,754

22,170,597

EXPENSES
Management fee	1,738,761
Custodian’s fees and expenses	166,000
Shareholders’ reports	46,000
Audit fee	20,000
Trustees’ fees	15,000
Legal fees and expenses	9,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $3,900) (Note 4)	5,000
Commitment fee on syndicated credit agreement	1,500
Loan interest expense (Note 8)	659
Miscellaneous	10,253

Total expenses	2,020,173

NET INVESTMENT INCOME	20,150,424

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	3,323,620
Futures transactions	(10,033)
Options written	587,708
Swap agreements	(96,182)
Foreign currency transactions	(601,210)

3,203,903

Net change in unrealized appreciation (depreciation) on:
Investments	3,372,635
Futures	(90,150)
Options written	(60,813)
Swap agreements	(223,698)
Foreign currencies	126,112

3,124,086

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	6,327,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,478,413

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$20,150,424	$22,674,636
Net realized gain on investments and foreign currencies	3,203,903	3,634,314
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,124,086	(12,471,858)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	26,478,413	13,837,092

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(22,462,955)
Distributions from net realized gains	—	(4,530,597)
Distributions	(23,678,885)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(23,678,885)	(26,993,552)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [1,758,830 and 9,213,269 shares, respectively]	17,937,774	96,076,697
Series shares issued in reinvestment of dividends and distributions [2,337,450 and 2,626,070 shares, respectively]	23,678,885	26,993,552
Series shares repurchased [13,506,793 and 5,161,774 shares, respectively]	(138,592,570)	(53,822,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(96,975,911)	69,247,830

TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,176,383)	56,091,370
NET ASSETS:
Beginning of year	368,607,795	312,516,425

End of year	$274,431,412	$368,607,795 (a)

(a) Includes undistributed net investment income of		$1,462,427

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $2,516,802,262)	$2,508,945,628
Affiliated investments (cost $45,350,561)	45,350,561
Foreign currency, at value (cost $18,184,573)	18,620,885
Cash	1,432,664
Receivable for investments sold	1,067,979,561
Dividends and interest receivable	17,905,671
Unrealized appreciation on swap agreements	3,104,134
Receivable for Series shares sold	289,594
Unrealized appreciation on foreign currency forward contracts	207,608
Prepaid expenses	16,078

Total Assets	3,663,852,384

LIABILITIES
Payable for investments purchased	1,503,469,580
Securities sold short, at value (proceeds received $555,277,750)	551,774,303
Payable for floating rate notes issued	4,787,500
Unrealized depreciation on swap agreements	3,902,213
Premium for swaps written	2,909,625
Written options outstanding, at value (cost $2,044,259)	2,418,106
Interest payable on investments sold short	1,851,248
Unrealized depreciation on foreign currency forward contracts	1,130,655
Management fee payable	809,942
Payable for Series shares repurchased	367,305
Due to broker-variation margin	78,389
Accrued expenses and other liabilities	56,130
Deferred trustees’ fees	2,471
Transfer agent fee payable	856

Total Liabilities	2,073,558,323

NET ASSETS	$1,590,294,061

Net assets were comprised of:
Paid-in capital	$1,614,859,333
Retained earnings	(24,565,272)

Net assets, December 31, 2006	$1,590,294,061

Net asset value and redemption price per share, $1,590,294,061 / 142,707,609 outstanding shares of beneficial interest (authorized 225,000,000 shares)	$11.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$71,731,404
Affiliated dividend income	909,164
Unaffiliated dividend income (net of $13,538 foreign withholding tax)	37,537

72,678,105

EXPENSES
Management fee	9,060,229
Custodian’s fees and expenses	382,000
Interest expense (Note 2 and 8)	245,264
Shareholders’ reports	38,000
Trustees’ fees	27,000
Insurance expenses	24,000
Audit fee	20,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $4,600) (Note 4)	5,000
Commitment fee on syndicated credit agreement	4,500
Miscellaneous	8,224

Total expenses	9,824,217

NET INVESTMENT INCOME	62,853,888

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,022,872
Futures transactions	(9,843,031)
Options written	1,788,488
Swap agreements	(1,839,592)
Foreign currency transactions	2,346,776
Short sales	(8,218,909)

(7,743,396)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,256,106)
Futures	(1,726,258)
Options written	(2,519,044)
Swap agreements	1,675,905
Foreign currencies	1,549,162
Short sales	4,092,935

(1,183,406)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(8,926,802)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,927,086

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$62,853,888	$48,267,176
Net realized loss on investments and foreign currencies	(7,743,396)	(57,548)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,183,406)	(15,021,189)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	53,927,086	33,188,439

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(65,066,623)
Distributions from net realized gains	—	(21,522,555)
Distributions	(63,817,105)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(63,817,105)	(86,589,178)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [18,129,452 and 45,303,572 shares, respectively]	202,000,051	518,342,360
Series shares issued in reinvestment of dividends and distributions [5,773,643 and 7,727,423 shares, respectively]	63,817,105	86,589,178
Series shares repurchased [18,464,240 and 9,845,936 shares, respectively]	(203,878,541)	(112,279,676)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	61,938,615	492,651,862

TOTAL INCREASE IN NET ASSETS	52,048,596	439,251,123
NET ASSETS:
Beginning of year	1,538,245,465	1,098,994,342

End of year	$1,590,294,061	$1,538,245,465 (a)

(a) Includes undistributed net investment income of		$6,657,952

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $41,247,597:
Unaffiliated investments (cost $162,609,364)	$194,656,933
Affiliated investments (cost $51,476,123)	51,476,123
Cash	121,819
Receivable for investments sold	1,223,483
Dividends and interest receivable	76,309
Receivable for Series shares sold	66,759
Prepaid expenses	3,258

Total Assets	247,624,684

LIABILITIES
Collateral for securities on loan	43,193,423
Payable for investments purchased	1,167,245
Accrued expenses and other liabilities	138,134
Management fee payable	104,255
Payable for Series shares reacquired	84,091
Deferred trustees’ fees	2,028
Transfer agent fee payable	746
Distribution fee payable	71
Administration fee payable	43

Total Liabilities	44,690,036

NET ASSETS	$202,934,648

Net assets were comprised of:
Paid-in capital	$151,024,098
Retained earnings	51,910,550

Net assets, December 31, 2006	$202,934,648

Class I:
Net asset value and redemption price per share, $202,600,965 / 25,359,935 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$7.99

Class II:
Net asset value and redemption price per share, $333,683 / 42,845 outstanding shares of beneficial interest (authorized 60,000,000 shares)	$7.79

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $4,847 )	$1,539,688
Affiliated dividend income	372,258
Affiliated income from securities loaned, net	97,251

2,009,197

EXPENSES
Management fee	1,216,841
Distribution fee—Class II	867
Administration fee—Class II	520
Shareholders’ reports	43,000
Custodian’s fees and expenses	42,000
Audit fee	15,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Insurance expenses	5,000
Transfer agent’s fee and expenses (including affiliated expense of $4,500) (Note 4)	5,000
Miscellaneous	9,595

Total expenses	1,356,823

NET INVESTMENT INCOME	652,374

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain on investments	19,588,725
Net change in unrealized appreciation (depreciation) on investments	(2,597,586)

NET GAIN ON INVESTMENTS	16,991,139

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,643,513

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment gain (loss)	$652,374	$(445,292)
Net realized gain on investments and foreign currencies	19,588,725	15,864,787
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,597,586)	15,633,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,643,513	31,053,214

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(205)
Distributions from net realized capital gains
Class I	—	(22,102,685)
Class II	—	(57,580)
Distributions
Class I	(15,437,758)	—
Class II	(30,998)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,468,756)	(22,160,470)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [3,604,315 and 4,400,150 shares, respectively]	28,455,379	32,192,747
Net asset value, of Shares issued in connection with merger [0 and 4,037,693 shares, respectively]	—	24,736,435
Series shares issued in reinvestment of dividends and distributions [1,978,190 and 3,425 266 shares, respectively]	15,468,756	22,160,470
Series shares repurchased [4,976,168 and 3,011,057 shares, respectively]	(38,386,640)	(21,469,947)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	5,537,495	57,619,705

TOTAL INCREASE IN NET ASSETS	7,712,252	66,512,449
NET ASSETS:
Beginning of year	195,222,396	128,709,947

End of year	$202,934,648	$195,222,396

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value, including securities on loan of $29,027,470:
Unaffiliated investments (cost $92,095,068)	$112,500,853
Affiliated investments (cost $41,045,186)	41,045,186
Receivable for investments sold	113,086
Dividends and interest receivable	50,050
Receivable for Series shares sold	4,960
Prepaid expenses	2,141

Total Assets	153,716,276

LIABILITIES
Collateral for securities on loan	30,519,848
Accrued expenses and other liabilities	86,402
Payable to custodian	65,720
Payable for Series shares repurchased	20,661
Management fee payable	4,347
Deferred trustees’ fees	2,032
Transfer agent fee payable	730

Total Liabilities	30,699,740

NET ASSETS	$123,016,536

Net assets were comprised of:
Paid-in capital	$98,070,485
Retained earnings	24,946,051

Net assets, December 31, 2006	$123,016,536

Net asset value and redemption price per share, $123,016,536 / 16,534,908 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$7.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,365 foreign withholding tax)	$532,363
Affiliated dividend income	302,778
Affiliated income from securities lending, net	96,360

931,501

EXPENSES
Management fee	1,316,693
Custodian’s fees and expenses	122,000
Shareholders’ reports	64,000
Legal fees and expenses	17,000
Audit fee	15,100
Trustees’ fees	13,000
Loan interest expense (Note 8)	7,946
Transfer agent’s fees and expenses (including affiliated expense of $4,500) (Note 4)	5,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	1,300
Miscellaneous	17,690

Total expenses	1,581,729

NET INVESTMENT LOSS	(650,228)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	7,022,235
Net change in unrealized appreciation (depreciation) on investments	10,012,719

NET GAIN ON INVESTMENTS	17,034,954

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,384,726

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(650,228)	$(754,922)
Net realized gain on investments	7,022,235	18,176,920
Net change in unrealized appreciation (depreciation) on investments	10,012,719	(12,040,245)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,384,726	5,381,753

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [4,157,641 and 10,844,232 shares, respectively]	29,943,037	67,879,177
Series shares repurchased [8,114,496 and 18,841,264 shares, respectively]	(59,025,936)	(121,618,637)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(29,082,899)	(53,739,460)

TOTAL DECREASE IN NET ASSETS	(12,698,173)	(48,357,707)
NET ASSETS:
Beginning of year	135,714,709	184,072,416

End of year	$123,016,536	$135,714,709

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value, including securities on loan of $63,899,354:
Unaffiliated investments (cost $312,694,848)	$351,588,389
Affiliated investments (cost $90,298,035)	90,298,035
Receivable for investments sold	1,779,013
Dividends and interest receivable	543,012
Receivable for Series shares sold	77,525
Prepaid expenses	7,361

Total Assets	444,293,335

LIABILITIES
Collateral for securities on loan	67,120,284
Payable for investments purchased	7,633,455
Management fee payable	277,062
Payable to custodian	134,651
Payable for Series shares repurchased	129,999
Accrued expenses and other liabilities	12,422
Deferred trustees’ fees	2,255
Transfer agent fee payable	776

Total Liabilities	75,310,904

NET ASSETS	$368,982,431

Net assets were comprised of:
Paid-in capital	$308,740,283
Retained earnings	60,242,148

Net assets, December 31, 2006	$368,982,431

Net asset value and redemption price per share, $368,982,431 / 26,964,003 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$13.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $57 foreign withholding tax)	$4,974,419
Affiliated dividend income	711,514
Affiliated income from securities lending, net	272,979

5,958,912

EXPENSES
Management fee	3,218,789
Custodian’s fees and expenses	111,000
Shareholders’ reports	35,000
Audit fee	15,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $4,600) (Note 4)	5,000
Commitment fee on syndicated credit agreement	1,100
Miscellaneous	10,739

Total expenses	3,429,628

NET INVESTMENT INCOME	2,529,284

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	19,857,258
Net change in unrealized appreciation on investments	25,400,901

NET GAIN ON INVESTMENTS	45,258,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,787,443

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,529,284	$1,888,410
Net realized gain on investments	19,857,258	57,245,116
Net change in unrealized appreciation (depreciation) on investments	25,400,901	(36,955,062)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	47,787,443	22,178,464

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(2,140,502)
Distributions from net realized gains	—	(47,092,460)
Distributions	(59,307,355)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(59,307,355)	(49,232,962)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [2,729,338 and 7,412,645 shares, respectively]	36,435,016	103,227,323
Series shares issued in reinvestment of dividends and distributions [4,622,553 and 3,763,988 shares, respectively]	59,307,355	49,232,962
Series shares repurchased [4,967,085 and 11,952,082 shares, respectively]	(65,944,369)	(168,010,162)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	29,798,002	(15,549,877)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,278,090	(42,604,375)
NET ASSETS:
Beginning of year	350,704,341	393,308,716

End of year	$368,982,431	$350,704,341 (a)

(a) Includes undistributed net investment income of		$1,885,918

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $59,989,190)	$68,883,546
Affiliated investments (cost $3,368,166)	3,368,166
Receivable for investments sold	377,504
Dividends and interest receivable	68,627
Receivable for Series shares sold	4,220
Prepaid expenses	1,544

Total Assets	72,703,607

LIABILITIES
Payable for investments purchased	2,470,183
Accrued expenses and other liabilities	77,393
Payable to custodian	76,085
Management fee payable	47,052
Administration fee payable	9,188
Payable for Series shares repurchased	5,151
Deferred trustees’ fees	2,054
Transfer agent fee payable	650

Total Liabilities	2,687,756

NET ASSETS	$70,015,851

Net assets were comprised of:
Paid-in capital	$60,780,021
Retained earnings	9,235,830

Net assets, December 31, 2006	$70,015,851

Class I:
Net asset value and redemption price per share, $38,686,615 / 5,165,638 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$7.49

Class II:
Net asset value and redemption price per share, $31,329,236 / 4,293,757 outstanding shares of beneficial interest (authorized 60,000,000 shares)	$7.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $29,462 foreign withholding tax)	$449,366
Affiliated dividend income	51,447

500,813

EXPENSES
Management fee	665,516
Distribution fee—Class II	89,493
Administration fee—Class II	53,696
Custodian’s fees and expenses	65,000
Shareholders’ reports	57,000
Audit fee	15,000
Trustees’ fees	14,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $3,800) (Note 4)	4,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	500
Loan interest expense (Note 8)	437
Miscellaneous	21,049

Total expenses	994,691

NET INVESTMENT LOSS	(493,878)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	3,061,018
Net change in unrealized appreciation (depreciation) on investments	(3,803,346)

NET LOSS ON INVESTMENTS	(742,328)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,236,206)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(493,878)	$(453,344)
Net realized gain on investments	3,061,018	7,252,737
Net change in unrealized appreciation (depreciation) on investments	(3,803,346)	3,483,073

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,236,206)	10,282,466

DISTRIBUTIONS:
Distributions
Class I	(2,547,235)	—
Class II	(2,776,508)	—

TOTAL DISTRIBUTIONS	(5,323,743)	—

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [1,511,971 and 3,646,345 shares, respectively]	11,414,376	25,555,392
Series shares issued in reinvestment of distributions [712,648 and 0 shares, respectively]	5,323,743	—
Series shares repurchased [2,920,808 and 2,448,898 shares, respectively]	(21,216,354)	(16,934,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(4,478,235)	8,620,588

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,038,184)	18,903,054
NET ASSETS:
Beginning of year	81,054,035	62,150,981

End of year	$70,015,851	$81,054,035

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $66,904,775)	$76,030,713
Affiliated investments (cost $2,067,364)	2,067,364
Dividends receivable	72,169
Receivable for investments sold	10,594
Prepaid expenses	1,595
Receivable for Series shares sold	1,092

Total Assets	78,183,527

LIABILITIES
Payable for investments purchased	230,627
Accrued expenses and other liabilities	95,398
Management fee payable	45,930
Payable for Series shares repurchased	51,318
Payable to custodian	49,238
Deferred trustees’ fees	2,220
Transfer agent fee payable	685

Total Liabilities	475,416

NET ASSETS	$77,708,111

Net assets were comprised of:
Paid-in capital	$69,148,672
Retained earnings	8,559,439

Net assets, December 31, 2006	$77,708,111

Net asset value and redemption price per share, $77,708,111 / 10,834,366 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$7.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,785 foreign withholding tax)	$888,059
Affiliated dividend income	91,364
Unaffiliated Interest	786

980,209

EXPENSES
Management fee	669,994
Custodian’s fees and expenses	104,000
Shareholders’ reports	45,000
Audit fee	15,000
Trustees’ fees	13,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $5,400) (Note 4)	6,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	500
Miscellaneous	17,315

Total expenses	882,809
Less: advisory fee waivers and expense reimbursements	(87,355)

Net expenses	795,454

NET INVESTMENT INCOME	184,755

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(355,223)
Net change in unrealized appreciation (depreciation) on investments	4,393,070

NET GAIN ON INVESTMENTS	4,037,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,222,602

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$184,755	$(252,100)
Net realized gain (loss) on investments	(355,223)	12,322,519
Net change in unrealized appreciation (depreciation) on investments	4,393,070	(1,525,052)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,222,602	10,545,367

DISTRIBUTIONS:
Distributions	(9,241,598)	—

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [1,945,894 and 1,686,574 shares, respectively]	13,642,113	11,483,234
Series shares issued in reinvestment of distributions [1,335,491 and 0 shares, respectively]	9,241,598	—
Series shares repurchased [2,021,217 and 2,056,395 shares, respectively]	(13,936,631)	(13,953,855)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	8,947,080	(2,470,621)

TOTAL INCREASE IN NET ASSETS	3,928,084	8,074,746
NET ASSETS:
Beginning of year	73,780,027	65,705,281

End of year	$77,708,111	$73,780,027

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.4%	Shares	Value (Note 2)
Affiliated Mutual Funds
American Skandia Trust-Marsico Capital Growth Portfolio	1,824,509	$37,311,207
The Prudential Series Fund —
Jennison Portfolio (Class I)	1,753,252	36,941,011
Money Market Portfolio	99,792	997,915
Natural Resources Portfolio (Class I)	100,892	4,607,733
SP International Growth Portfolio (Class I)	2,698,122	22,394,415
SP International Value Portfolio	1,974,451	22,508,744
SP Large Cap Value Portfolio	5,007,584	66,400,560
SP Small Cap Growth Portfolio(a)	630,085	4,687,836
SP Small Cap Value Portfolio	337,751	4,620,438

TOTAL LONG-TERM INVESTMENTS (cost $161,339,528)		200,469,859

SHORT-TERM INVESTMENT — 0.6%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,096,133) (Note 4)	1,096,133	1,096,133

TOTAL INVESTMENTS — 100.0% (cost $162,435,661)(b)		201,565,992
OTHER ASSETS IN EXCESS OF LIABILITIES		40,219

NET ASSETS — 100.0%		$201,606,211

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying funds in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Large/Mid-Cap Growth	36.8%
Large/Mid-Cap Value	32.9
International Value	11.2
International Growth	11.1
Small-Cap Growth	2.3
Small-Cap Value	2.3
Sector	2.3
Money Market	0.5

99.4
Short-Term Investment	0.6
Other assets in excess of liabilities	— (c)

100.0%

(c)	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

B1

SP AIM CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 89.5%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace — 2.1%
Northrop Grumman Corp.	6,106	$413,376
United Technologies Corp.	5,914	369,743

		783,119

Automobiles — 1.0%
Renault SA (France)	3,271	392,926

Beverages — 1.3%
Heineken NV (Netherlands)	10,678	507,859

Biotechnology — 1.8%
Amgen, Inc.*	10,025	684,808

Broadcast & Cable/Satellite TV — 0.6%
Clear Channel Communications, Inc.	6,171	219,317

Commercial Banks — 1.3%
Barclays PLC (United Kingdom)	35,584	508,612

Communication Equipment — 0.8%
Corning, Inc.*	15,943	298,294

Computer Services & Software — 7.8%
Cisco Systems, Inc.*	31,365	857,206
EMC Corp.*	34,670	457,644
Microsoft Corp.	31,057	927,362
Symantec Corp.*	34,951	728,728

		2,970,940

Computers — 1.5%
International Business Machines Corp.	5,724	556,087

Computers & Peripherals — 0.9%
Seagate Technology (Cayman Islands)	13,300	352,450

Consumer Products & Services — 3.7%
Avon Products, Inc.	18,029	595,678
Estee Lauder Cos., Inc. (Class A Stock)	19,869	811,053

		1,406,731

Diversified Manufacturing Operations — 4.2%
General Electric Co.	17,425	648,384
Tyco International Ltd.	30,557	928,933

		1,577,317

Electronic Components — 1.1%
Koninklijke (Royal) Philips Electronics NV (Netherlands)	11,035	416,170

Electronics — 0.9%
Analog Devices, Inc.	10,859	356,935

Entertainment & Leisure — 1.2%
Nintendo Co. Ltd. (Japan)	1,800	466,000

Financial Services — 3.8%
Citigroup, Inc.	7,287	405,886
Moody’s Corp.	2,271	156,835
Morgan Stanley	5,427	441,921
UBS AG (Switzerland)	7,392	449,222

		1,453,864

Food & Beverage — 9.4%
Cadbury Schweppes PLC (United Kingdom)	84,993	909,457
Coca-Cola Co.	13,560	654,270
General Mills, Inc.	7,497	431,827

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Kroger Co. (The)	17,600	$406,032
Sysco Corp.	12,497	459,390
Unilever NV (Netherlands)	24,957	681,948

		3,542,924

Industrial Conglomerates — 1.0%
3M Co.	5,085	396,274

Insurance — 7.3%
Berkshire Hathaway, Inc. (Class A Stock)*	9	989,910
Chubb Corp. (The)	7,640	404,233
Genworth Financial, Inc. (Class A Stock)	13,497	461,732
Marsh & McLennan Cos., Inc.	11,406	349,708
XL Capital Ltd. (Class A Stock)	7,498	540,006

		2,745,589

Iron/Steel — 1.5%
Tenaris SA, ADR (Luxembourg)	11,590	578,225

Machinery — 1.2%
Dover Corp.	8,996	440,984

Media — 3.5%
Gannett Co., Inc.	4,612	278,842
McGraw-Hill Cos., Inc.	5,360	364,587
News Corp. (Class A Stock)	31,577	678,274

		1,321,703

Office Equipment — 1.6%
Xerox Corp.*	36,105	611,980

Oil, Gas & Consumable Fuels — 8.2%
Exxon Mobil Corp.	14,133	1,083,012
Schlumberger Ltd.	5,766	364,180
Smith International, Inc.	8,610	353,613
Total SA (France) (Class B Stock)	6,713	484,279
Weatherford International Ltd. (Bermuda)*	9,459	395,292
XTO Energy, Inc.	9,100	428,155

		3,108,531

Pharmaceuticals — 7.8%
Bristol-Myers Squibb Co.	23,761	625,389
Forest Laboratories, Inc.*	7,458	377,375
GlaxoSmithKline PLC, ADR (United Kingdom)	13,228	697,909
Merck & Co., Inc.	9,128	397,981
Pfizer, Inc.	14,468	374,721
Teva Pharmaceutical Industries Ltd., ADR (Israel)	15,072	468,438

		2,941,813

Railroads — 1.5%
Union Pacific Corp.	6,072	558,745

Retail — 2.5%
Gap, Inc. (The)	19,304	376,428
Wal-Mart Stores, Inc.	12,425	573,786

		950,214

Software — 1.1%
Automatic Data Processing, Inc.	8,133	400,550

SEE NOTES TO FINANCIAL STATEMENTS.

B2

SP AIM CORE EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Telecommunications — 3.8%
AT&T, Inc.	26,040	$930,930
Nokia Corp., ADR (Finland)	24,573	499,323

		1,430,253

Telecommunications Wireless — 1.2%
SK Telecom Co. Ltd., ADR (South Korea)	16,897	447,433

Transportation — 0.4%
United Parcel Service, Inc. (Class B Stock)	2,230	167,205

Utilities — Electrical Utilities — 1.8%
FPL Group, Inc.	12,276	668,060

Waste Management — 1.7%
Waste Management, Inc.	17,742	652,373

TOTAL LONG-TERM INVESTMENTS (cost $28,173,897)		33,914,285

SHORT-TERM INVESTMENT — 10.3%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $3,879,442)(w) (Note 4)	3,879,442	3,879,442

TOTAL INVESTMENTS(o) — 99.8% (cost $32,053,339)		37,793,727
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		87,370

NET ASSETS — 100.0%		$37,881,097

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(o)	As of December 31, 2006, 1 security representing $466,000 and 1.2% of the total market value was fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund	10.3%
Food & Beverage	9.4
Oil, Gas & Consumable Fuels	8.2
Computer Services & Software	7.8
Pharmaceuticals	7.8
Insurance	7.3
Diversified Manufacturing Operations	4.2
Financial Services	3.8
Telecommunications	3.8
Consumer Products & Services	3.7
Media	3.5
Retail	2.5
Aerospace	2.1
Biotechnology	1.8
Utilities — Electrical Utilities	1.8
Waste Management	1.7
Office Equipment	1.6
Computers	1.5
Iron/Steel	1.5
Railroads	1.5
Beverages	1.3
Commercial Banks	1.3
Entertainment & Leisure	1.2
Machinery	1.2
Telecommunications Wireless	1.2
Electronic Components	1.1
Software	1.1
Automobiles	1.0
Industrial Conglomerates	1.0
Computers & Peripherals	0.9
Electronics	0.9
Communication Equipment	0.8
Broadcast & Cable/Satellite TV	0.6
Transportation	0.4

99.8
Other Assets in Excess of Liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B3

SP BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.4%	Shares	Value (Note 2)
Affiliated Mutual Funds
American Skandia Trust — Marsico Capital Growth Portfolio	8,406,351	$171,909,878
The Prudential Series Fund —
Jennison Portfolio (Class I)	8,091,367	170,485,105
Money Market Portfolio	1,346,145	13,461,450
Natural Resources Portfolio (Class I)	457,606	20,898,861
SP Large Cap Value Portfolio	23,042,767	305,547,092
SP International Value Portfolio	9,083,736	103,554,594
SP PIMCO High Yield Portfolio	2,421,145	25,010,426
SP PIMCO Total Return Portfolio	39,785,872	443,214,613
SP Small Cap Growth Portfolio(a)	2,813,124	20,929,640
SP Small Cap Value Portfolio	1,544,388	21,127,222
SP International Growth Portfolio (Class I)	12,346,996	102,480,068

TOTAL LONG-TERM INVESTMENTS (cost $1,224,840,284)		1,398,618,949

SHORT-TERM INVESTMENT — 0.6%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $8,363,964) (Note 4)	8,363,964	8,363,964

TOTAL INVESTMENTS — 100.0% (cost $1,233,204,248)(b)		1,406,982,913
LIABILITIES IN EXCESS OF OTHER ASSETS		(671,559)

NET ASSETS — 100.0%		$1,406,311,354

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying funds in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Core Bonds	31.5%
Large/Mid-Cap Growth	24.3
Large/Mid-Cap Value	21.7
International Value	7.4
International Growth	7.3
High Yield	1.8
Small-Cap Value	1.5
Small-Cap Growth	1.5
Sector	1.5
Money Market	0.9

99.4
Short-Term Investment	0.6
Liabilities in excess of other assets	— (c)

100.0%

(c)	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

B4

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.6%	Shares	Value (Note 2)
Affiliated Mutual Funds
American Skandia Trust-Marsico Capital Growth Portfolio	2,568,719	$52,530,298
The Prudential Series Fund —
Jennison Portfolio (Class I)	2,466,023	51,959,107
Money Market Portfolio	1,215,319	12,153,187
Natural Resources Portfolio (Class I)	139,194	6,356,989
SP International Growth Portfolio (Class I)	3,802,090	31,557,343
SP International Value Portfolio	2,747,677	31,323,513
SP Large Cap Value Portfolio	7,009,295	92,943,245
SP PIMCO High Yield Portfolio	1,625,281	16,789,154
SP PIMCO Total Return Portfolio	28,863,938	321,544,273
SP Small Cap Growth Portfolio(a)	865,853	6,441,948
SP Small Cap Value Portfolio	479,225	6,555,793

TOTAL LONG-TERM INVESTMENTS (cost $579,590,921)		630,154,850

SHORT-TERM INVESTMENT — 0.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $2,878,699) (Note 4)	2,878,699	2,878,699

TOTAL INVESTMENTS — 100.0% (cost $582,469,620)(b)		633,033,549
LIABILITIES IN EXCESS OF OTHER ASSETS		(244,116)

NET ASSETS — 100.0%		$632,789,433

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Core Bonds	50.8%
Large/Mid-Cap Growth	16.5
Large/Mid-Cap Value	14.7
International Growth	5.0
International Value	5.0
High Yield	2.7
Money Market	1.9
Small-Cap Growth	1.0
Sector	1.0
Small-Cap Value	1.0

99.6
Short-Term Investment	0.4
Liabilities in excess of other assets	— (c)

100.0%

(c)	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

B5

SP DAVIS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 98.7%		Value (Note 2)
COMMON STOCKS	Shares
Automobile Manufacturers — 0.3%
Carmax, Inc.*(a)	17,800	$954,614

Beverages — 0.8%
Heineken Holding NV (Netherlands)	65,450	2,661,026

Business Services — 1.3%
Iron Mountain, Inc.*(a)	101,600	4,200,144

Commercial Banks — 0.5%
Mellon Financial Corp.(a)	35,800	1,508,970

Computers — 1.3%
Dell, Inc.*(a)	82,000	2,057,380
Hewlett-Packard Co.	52,200	2,150,118

		4,207,498

Construction — 0.3%
Hunter Douglas NV (Netherlands)	10,453	840,324

Consumer Services — 0.3%
Apollo Group, Inc. (Class A Stock)*	21,500	837,855

Containers & Packaging — 2.2%
Sealed Air Corp.	110,500	7,173,660

Cosmetics & Toiletries — 0.4%
Avon Products, Inc.	38,700	1,278,648

Diversified Manufacturing Operations — 4.2%
Tyco International Ltd.	453,752	13,794,061

Diversified Metals — 0.5%
BHP Billiton PLC (United Kingdom)	39,200	717,256
Rio Tinto PLC (United Kingdom)	14,900	792,947

		1,510,203

Entertainment & Leisure — 2.0%
Harley-Davidson, Inc.(a)	93,000	6,553,710

Financial — Bank & Trust — 5.2%
HSBC Holdings PLC (United Kingdom)	499,072	9,097,488
Wachovia Corp.	138,307	7,876,584

		16,974,072

Financial Services — 11.3%
American Express Co.	246,300	14,943,021
Ameriprise Financial, Inc.	69,760	3,801,920
Commerce Bancorp, Inc.	54,500	1,922,215
H&R Block, Inc.	144,800	3,336,192
Moody’s Corp.(a)	63,500	4,385,310
State Street Corp.	9,300	627,192
Wells Fargo & Co.	230,700	8,203,692

		37,219,542

Foods — 1.8%
Diageo PLC, ADR (United Kingdom)(a)	53,100	4,211,361
Hershey Co.	36,500	1,817,700

		6,029,061

Healthcare Providers & Services — 2.3%
Cardinal Health, Inc.	44,800	2,886,464
Express Scripts, Inc.*	17,500	1,253,000
UnitedHealth Group, Inc.	65,400	3,513,942

		7,653,406

Household Products — 1.1%
Procter & Gamble Co.	55,500	3,566,985

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance — 14.6%
Ambac Financial Group, Inc.	2,300	$204,861
American International Group, Inc.	202,700	14,525,482
AON Corp.	59,200	2,092,128
Berkshire Hathaway, Inc. (Class A Stock)*	106	11,658,940
Chubb Corp.	16,000	846,560
Loews Corp.	163,900	6,796,933
Markel Corp.*	534	256,373
Principal Financial Group, Inc.	18,900	1,109,430
Progressive Corp.	285,000	6,902,700
Sun Life Financial, Inc. (Canada)	11,400	482,790
Transatlantic Holdings, Inc.	48,475	3,010,298

		47,886,495

Internet & Catalog Retail — 0.3%
Liberty Media Holding Corp. Interactive (Class A Stock)*	48,525	1,046,684

Internet Services — 0.4%
Expedia, Inc.*	20,550	431,139
IAC/InterActive Corp.*	20,150	748,774

		1,179,913

Internet Software & Services — 0.7%
Amazon.com, Inc.*(a)	55,000	2,170,300

Investment Firms — 7.1%
Citigroup, Inc.	132,200	7,363,540
JPMorgan Chase & Co.	277,916	13,423,343
Morgan Stanley	29,400	2,394,042

		23,180,925

Materials — 0.8%
Martin Marietta Materials, Inc.	26,300	2,732,833

Media — 6.8%
Comcast Corp. (Special Class A Stock)*	265,100	11,102,388
Gannett Co., Inc.(a)	13,400	810,164
Lagardere SCA (France)	37,700	3,035,707
Liberty Media Holding Corp. Capital (Class A Stock)*	9,825	962,654
News Corp. (Class A Stock)	260,600	5,597,688
WPP Group PLC, ADR (United Kingdom)	12,700	860,298

		22,368,899

Metals & Mining — 0.2%
China Coal Energy Co. (Hong Kong)*	1,140,700	740,590

Mining — 0.7%
Vulcan Materials Co.	25,900	2,327,633

Multi-Line Retail — 0.2%
Sears Holdings Corp.*	4,700	789,271

Oil, Gas & Consumable Fuels — 11.7%
Canadian Natural Resources Ltd. (Canada)	24,600	1,309,458
ConocoPhillips	205,740	14,802,993
Devon Energy Corp.	104,200	6,989,736
EOG Resources, Inc.	89,800	5,608,010
Occidental Petroleum Corp.	141,700	6,919,211
Transocean, Inc. (Cayman Islands)*	33,500	2,709,815

		38,339,223

SEE NOTES TO FINANCIAL STATEMENTS.

B6

SP DAVIS VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals — 1.3%
Caremark Rx, Inc.	74,500	$4,254,695

Retail & Merchandising — 6.0%
Bed Bath & Beyond, Inc.*	45,400	1,729,740
Costco Wholesale Corp.	227,600	12,033,212
Wal-Mart Stores, Inc.	127,200	5,874,096

		19,637,048

Software — 3.1%
Dun & Bradstreet Corp.*	35,100	2,905,929
Microsoft Corp.	244,300	7,294,798

		10,200,727

Specialty Retail — 0.5%
Lowe’s Co., Inc.	52,000	1,619,800

Telecommunications Wireless — 2.3%
Nokia Corp. (Class A Stock), ADR (Finland)	37,100	753,872
NTL, Inc.	62,517	1,577,929
SK Telecom Co. Ltd., ADR (South Korea)	66,000	1,747,680
Sprint Nextel Corp.	192,000	3,626,880

		7,706,361

Tobacco — 4.4%
Altria Group, Inc.	167,400	14,366,268

Transportation — 1.1%
Cosco Pacific Ltd. (Hong Kong)	469,200	1,101,474
Kuehne & Nagel International AG (Switzerland)	14,945	1,087,299
United Parcel Service, Inc. (Class B Stock)	20,800	1,559,584

		3,748,357

Transportation/Shipping — 0.7%
China Merchants Holdings International Co. Ltd. (Hong Kong)	576,708	2,359,132

TOTAL LONG-TERM INVESTMENTS (cost $224,599,148)		323,618,933

SHORT-TERM INVESTMENT — 7.2%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $23,596,395; includes $20,533,022 of cash collateral for securities on loan)(b)(w) (Note 4)	23,596,395	23,596,395

TOTAL INVESTMENTS(o) — 105.9% (cost $248,195,543)		347,215,328
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.9)%		(19,243,883)

NET ASSETS — 100.0%		$327,971,445

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $19,725,056; cash collateral of $20,533,022 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2006, 3 securities representing $4,201,196 and 1.21% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Insurance	14.6%
Oil, Gas & Consumable Fuels	11.7
Financial Services	11.3
Affiliated Money Market Mutual Fund (including 6.3% of collateral received for securities on loan)	7.2
Investment Firms	7.1
Media	6.8
Retail & Merchandising	6.0
Financial — Bank & Trust	5.2
Tobacco	4.4
Diversified Manufacturing Operations	4.2
Software	3.1
Telecommunications Wireless	2.3
Healthcare Providers & Services	2.3
Containers & Packaging	2.2
Entertainment & Leisure	2.0
Foods	1.8
Pharmaceuticals	1.3
Computers	1.3
Business Services	1.3
Transportation	1.1
Household Products	1.1
Materials	0.8
Beverages	0.8
Transportation/Shipping	0.7
Mining	0.7
Internet Software & Services	0.7
Specialty Retail	0.5
Diversified Metals	0.5
Commercial Banks	0.5
Cosmetics & Toiletries	0.4
Internet Services	0.4
Internet & Catalog Retail	0.3
Automobile Manufacturers	0.3
Construction	0.3
Consumer Services	0.3
Multi-Line Retail	0.2
Metals & Mining	0.2

105.9
Liabilities in Excess of Other Assets	(5.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B7

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.5%	Shares	Value (Note 2)
Affiliated Mutual Funds
American Skandia Trust-Marsico Capital Growth Portfolio	9,957,968	$203,640,448
The Prudential Series Fund —
Jennison Portfolio (Class I)	9,582,540	201,904,113
Money Market Portfolio	655,269	6,552,695
Natural Resources Portfolio (Class I)	532,614	24,324,497
SP Large Cap Value Portfolio	27,572,631	365,613,093
SP International Value Portfolio	10,908,779	124,360,075
SP PIMCO High Yield Portfolio	1,228,101	12,686,283
SP PIMCO Total Return Portfolio	14,931,803	166,340,285
SP Small Cap Growth Portfolio(a)	3,380,217	25,148,812
SP Small Cap Value Portfolio	1,856,046	25,390,703
SP International Growth Portfolio (Class I)	14,691,246	121,937,340

TOTAL LONG-TERM INVESTMENTS (cost $1,071,887,341)		1,277,898,344

SHORT-TERM INVESTMENT — 0.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $6,274,481) (Note 4)	6,274,481	6,274,481

TOTAL INVESTMENTS — 100.0% (cost $1,078,161,822)(b)		1,284,172,825
LIABILITIES IN EXCESS OF OTHER ASSETS		(273,564)

NET ASSETS — 100.0%		$1,283,899,261

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying funds in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets. shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Large/Mid-Cap Growth	31.6%
Large/Mid-Cap Value	28.5
Core Bonds	12.9
International Value	9.7
International Growth	9.5
Small Cap Value	2.0
Small Cap Growth	1.9
Sector	1.9
High Yield	1.0
Money Market	0.5

99.5
Short-Term Investment	0.5
Liabilities in excess of other assets	— (c)

100.0%

(c)	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

B8

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 98.6%		Value (Note 2)
COMMON STOCKS — 98.1%	Shares
Australia — 3.0%
Allco Finance Group Ltd.	151,654	$1,539,220
CSL Ltd.	48,557	2,499,167
Macquarie Bank Ltd.	164,437	10,220,668

		14,259,055

Austria — 2.1%
Erste Bank der Oesterreichischen Sparkassen AG	96,122	7,372,039
Raiffeisen International Bank Holding AG*	16,300	2,485,398

		9,857,437

Belgium — 0.3%
InBev NV	20,900	1,377,792

Brazil — 2.3%
Companhia de Concessoes Rodoviarias	117,700	1,589,350
Gafisa SA*	61,100	913,426
Gol Linhas Aereas Inteligentes SA, ADR	28,400	814,228
Localiza Rent A Car SA	22,100	664,603
Natura Cosmeticos SA	118,100	1,666,611
Petroleo Brasileiro SA	96,300	2,244,671
Unibanco — Uniao de Bancos Brasileiros, ADR	34,800	3,235,008

		11,127,897

Canada — 2.8%
Canadian National Railway Co.	31,185	1,341,890
Manulife Financial Corp.	146,900	4,956,922
Shoppers Drug Mart Corp.	104,930	4,507,091
Suncor Energy, Inc.	36,400	2,865,117

		13,671,020

Chile — 0.4%
Cencosud SA, ADR, 144A	38,700	1,815,936

China — 1.4%
Focus Media Holding Ltd., ADR*	23,000	1,526,970
Foxconn International Holding Ltd.*	307,000	1,001,301
Industrial & Commercial Bank of China (Class H Shares)*	6,402,000	3,975,375

		6,503,646

Colombia — 0.3%
Bancolombia SA, ADR	46,400	1,445,360

France — 13.3%
Axa SA	77,434	3,134,976
BNP Paribas SA	54,160	5,908,949
Cap Gemini SA	41,700	2,617,431
Essilor International SA	30,700	3,300,792
Eurazeo	20,000	2,856,577
Groupe Danone	55,800	8,455,996
Iliad SA	12,900	1,120,481
JC Decaux SA	39,769	1,138,132
L’Oreal SA	90,900	9,107,399
LVMH Moet Hennessy Louis Vuitton SA	88,684	9,359,495
Vallourec SA	9,854	2,865,601

COMMON STOCKS (Continued)	Shares	Value (Note 2)
France (cont’d.)
Veolia Environment	131,349	$10,125,776
Vinci SA	31,000	3,961,191

		63,952,796

Germany — 3.3%
Bijou Brigitte Modische Accessoires AG	2,700	532,658
Continental AG	40,120	4,665,794
E.ON AG	42,500	5,768,959
SAP AG	90,648	4,817,488

		15,784,899

Greece — 0.7%
National Bank of Greece SA	71,976	3,315,903

Hong Kong — 4.3%
China Mobile Ltd	311,500	2,685,114
CNOOC Ltd., ADR(a)	16,300	1,542,469
Esprit Holdings Ltd.	736,800	8,206,820
Hopson Development Holdings Ltd.	283,000	799,951
Li & Fung Ltd.	1,408,400	4,372,844
Melco PBL Entertainment (Macau) Ltd., ADR*(a)	65,263	1,387,491
Shangri-La Asia Ltd.	616,000	1,584,616

		20,579,305

India — 2.2%
HDFC Bank Ltd., ADR	15,050	1,135,974
ICICI Bank Ltd., ADR	45,053	1,880,512
Infosys Technologies Ltd., ADR	137,100	7,480,176

		10,496,662

Indonesia — 0.6%
Bank Rakyat Indonesia	2,823,500	1,619,573
PT Telekomunikasi Indonesia	1,250,500	1,409,424

		3,028,997

Ireland — 1.0%
Anglo Irish Bank Corp. PLC	185,100	3,838,586
IAWS Group PLC	42,000	1,075,573

		4,914,159

Italy — 3.5%
Banco Ambrosiano Veneto SpA	383,247	2,959,534
Luxottica Group SpA	182,800	5,617,562
Saipem SpA	211,800	5,519,018
San Paolo — IMI SpA	113,111	2,627,884

		16,723,998

Japan — 14.4%
Advantest Corp.	26,300	1,507,714
Aeon Mall Co. Ltd.	40,200	2,269,969
Canon, Inc.	120,500	6,784,169
Daikin Industries Ltd.	51,500	1,788,552
Denso Corp.	187,400	7,430,556
Fanuc Ltd.	34,500	3,385,891
Honeys Co. Ltd.	20,500	761,481
Hoya Corp.	75,500	2,942,752
Jupiter Telecommunications Co. Ltd.*	1,974	1,591,133
K.K. DaVinci Advisors*	880	872,169

SEE NOTES TO FINANCIAL STATEMENTS.

B9

SP INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Japan (cont’d.)
Keyence Corp.	15,140	$3,737,143
Komatsu Ltd.	161,400	3,266,715
Marubeni Corp.	382,000	1,935,389
Mitsui Trust Holdings, Inc.	192,000	2,193,541
Nippon Electric Glass Co. Ltd.	65,000	1,362,961
ORIX Corp.	31,200	9,047,754
Sega Sammy Holdings, Inc.	57,300	1,540,325
Sharp Corp.	172,000	2,957,381
Suruga Bank Ltd.	171,000	2,117,751
Toyota Motor Corp.	70,100	4,691,583
Yamada Denki Co. Ltd.	38,020	3,227,188
Yamaha Motor Co. Ltd	118,700	3,731,185

		69,143,302

Mexico — 4.3%
America Movil SA de CV, Series L	2,135,700	4,815,852
America Movil SA de CV, Series L, ADR	105,986	4,792,687
Cemex SA de CV, ADR*	122,645	4,149,081
Wal-Mart de Mexico SA de CV, Series V	1,525,300	6,710,868

		20,468,488

Netherlands — 0.9%
Koninklijke Numico NV	45,200	2,431,391
TomTom NV*	44,200	1,909,080

		4,340,471

Norway — 0.6%
Acergy SA*	161,900	3,115,858

Russia — 0.1%
CTC Media, Inc.*	26,900	645,869

Singapore — 1.7%
Capitaland Ltd.	1,981,000	7,971,774

South Africa — 0.5%
Naspers Ltd. (Class N Shares)	47,400	1,121,933
Sasol Ltd.	30,800	1,136,525

		2,258,458

South Korea — 1.3%
Samsung Electronics Co. Ltd.	3,770	2,473,152
Samsung Electronics Co. Ltd., GDR, 144A*	12,000	3,954,839

		6,427,991

Spain — 1.3%
Industria de Diseno Textil SA	115,700	6,232,878

Sweden — 2.0%
Ericsson, L.M. Telefonaktiebolaget (Class B Shares)	953,000	3,849,057
Ericsson, L.M. Telefonaktiebolaget, ADR	115,507	4,646,847
Modern Times Group MTG AB (Class B Shares)*	17,500	1,150,315

		9,646,219

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Switzerland — 10.5%
ABB Ltd.	693,798	$12,441,105
EFG International*	51,100	1,926,996
Kuehne & Nagel International AG	35,100	2,553,644
Lonza Group AG	31,624	2,732,874
Nestle SA	23,719	8,428,664
Nobel Biocare Holding AG	6,000	1,773,902
Roche Holding AG	63,434	11,374,911
SGS Societe Generale	2,270	2,529,881
Syngenta AG*	12,861	2,392,769
UBS AG*	71,093	4,320,424

		50,475,170

Taiwan — 1.3%
High Tech Computer Corp.	14,400	284,022
Hon Hai Precision Industry Co. Ltd.	572,929	4,076,450
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	187,148	2,045,528

		6,406,000

United Kingdom — 17.7%
BAE Systems PLC	607,136	5,061,151
BG Group PLC	558,400	7,576,825
Cairn Energy PLC*	55,700	1,961,982
Capita Group PLC	298,500	3,547,657
Carphone Warehouse Group	248,900	1,530,253
Diageo PLC	145,711	2,860,127
HBOS PLC	402,900	8,930,018
Man Group PLC	749,618	7,672,602
Northern Rock PLC	282,833	6,523,550
Reckitt Benckiser PLC	217,475	9,938,454
Rolls-Royce Group PLC*	743,500	6,518,163
Rolls-Royce Group PLC (Class B Shares)	42,557,320	84,576
Rotork PLC	71,800	1,173,869
Royal Bank of Scotland Group PLC	72,709	2,837,293
Standard Chartered PLC	140,400	4,101,517
Tesco PLC	1,484,389	11,756,414
Tullow Oil PLC	119,600	932,015
Vedanta Resources PLC	80,600	1,926,901

		84,933,367

TOTAL COMMON STOCKS (cost $371,284,948)		470,920,707

PREFERRED STOCK — 0.5%
Brazil — 0.5%
Banco Itau Holding Financeira SA 13.50% (cost $510,401)	62,990	2,281,968

TOTAL LONG-TERM INVESTMENTS (cost $371,795,349)		473,202,675

SEE NOTES TO FINANCIAL STATEMENTS.

B10

SP INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

SHORT-TERM INVESTMENT — 2.1%	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $10,070,881; includes $4,956,944 of cash collateral for securities on loan)(b)(w)(Note 4)	10,070,881	$10,070,881

TOTAL INVESTMENTS(o) — 100.7% (cost $381,866,230)		483,273,556
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.7)%		(3,487,962)

NET ASSETS — 100.0%		$479,785,594

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $4,696,799; cash collateral of $4,956,944 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2006, 38 securities representing $123,862,774 and 25.82% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund —Taxable Money Market Series.

(x)	Liabilities in excess of other assets includes net unrealized appreciation on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts	Value at Settlement Date	Current Value	Unrealized Appreciation
EUR 112,240
expiring 01/04/07	$148,096	$148,162	$66

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial — Bank & Trust	8.8%
Financial Services	7.9
Real Estate	5.5
Oil, Gas & Consumable Fuels	4.9
Retail & Merchandising	4.7
Food	4.2

Industry
Telecommunications	3.9%
Commercial Banks	3.6
Electronic Components	3.4
Oil & Gas	3.2
Computer Services & Software	3.0
Pharmaceuticals	2.9
Automotive Parts	2.5
Foods	2.4
Automobile Manufacturers	2.4
Medical Supplies & Equipment	2.3
Cosmetics & Toiletries	2.2
Water	2.1
Affiliated Money Market Mutual Fund (including 1.0% of collateral received for securities on loan)	2.1
Banks	2.1
Consumer Products & Services	2.1
Diversified Operations	2.0
Construction	1.7
Insurance	1.7
Commercial Services	1.6
Office Equipment	1.4
Utilities	1.2
Chemicals	1.1
Aerospace	1.0
Beverages	0.9
Computer Hardware	0.8
Leisure Equipment	0.8
Media	0.7
Entertainment & Leisure	0.7
Machinery — Construction & Mining	0.7
Electronics	0.6
Computers	0.6
Electronic Components & Equipment	0.6
Industrial Products	0.6
Advertising	0.5
Transportation	0.5
Banks	0.5
Retail	0.4
Semiconductors	0.4
Conglomerates	0.4
Metals	0.4
Building Products	0.4
Lodging	0.3
Diversified Financial Services	0.3
Diversified Resources	0.3
Instruments — Controls	0.2
Internet	0.2
Oil Comp-Integrated	0.2
Building & Construction	0.2
Business Services	0.2
Airlines	0.2
Clothing & Apparel	0.2

100.7
Liabilities in Excess of Other Assets	(0.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B11

SP INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 99.1%		Value (Note 2)
COMMON STOCKS	Shares
Australia — 1.8%
AWB Ltd.	310,900	$755,634
Bluescope Steel Ltd.	260,300	1,765,148
Commonwealth Bank of Australia	51,400	2,001,623
CSR Ltd.	253,300	748,894
Qantas Airways Ltd.	393,600	1,622,329
Santos Ltd.	72,300	562,666
Telestra Corp. Ltd.	402,800	1,316,285

		8,772,579

Austria — 0.4%
Boehler-Uddeholm AG*	14,200	995,340
voestalpine AG	18,800	1,061,417

		2,056,757

Belgium — 0.6%
Dexia	24,800	679,295
Fortis	53,200	2,269,717

		2,949,012

Brazil — 0.8%
Empresa Brasileira de Aeronautica SA, ADR	88,200	3,652,362

Canada — 3.1%
Canadian Natural Resources Ltd.	121,700	6,486,005
Rogers Communications, Inc. (Class B Stock)	190,600	5,671,500
Shaw Communications, Inc. (Class B Stock)	93,900	2,972,044

		15,129,549

China — 1.9%
China Merchants Holdings International Co. Ltd.	1,300,100	5,318,302
China Petroleum and Chemical Corp. (Class H Stock)	4,276,000	3,961,297

		9,279,599

Denmark — 1.5%
Danske Bank SA	28,900	1,284,149
Novo Nordisk SA (Class B Stock)	70,450	5,867,923

		7,152,072

Finland — 0.5%
Rautaruukki Oyj	29,600	1,178,061
Stora Enso Oyj	73,200	1,159,527

		2,337,588

France — 9.4%
Air Liquide	22,686	5,387,382
Arkema*	130	6,681
BNP Paribas SA	31,800	3,469,434
Carrefour SA	84,735	5,138,573
Ciments Francais SA*	4,300	825,886
CNP Assurances SA	8,000	893,406
Compagnie Generale des Establissements Michelin (Class B Stock)	25,300	2,421,292
Credit Agricole SA	62,100	2,611,717
France Telecom SA	221,467	6,124,657
JCDecaux SA	143,899	4,118,184
LVMH Moet Hennessy Louis Vuitton SA	54,935	5,797,707

COMMON STOCKS (Continued)	Shares	Value (Note 2)
France (cont’d.)
Natixis SA	30,000	$842,717
PSA Peugeot Citroen SA	19,800	1,312,072
Renault SA	11,000	1,321,365
Schneider Electric SA	9,100	1,010,244
Societe Generale	7,000	1,188,304
Total SA	17,200	1,240,816
Valeo SA	23,100	961,445
Vivendi	29,500	1,153,053

		45,824,935

Germany — 7.4%
Adidas AG	111,989	5,577,645
Altana AG	12,200	756,914
BASF AG	32,100	3,129,278
Bayer AG	17,100	917,809
Daimler-Chrysler AG	15,600	963,738
Deutsche Bank AG	18,400	2,461,430
Deutsche Boerse AG	31,385	5,776,116
Deutsche Telekom AG	51,300	937,221
E.ON AG	43,400	5,891,125
MAN AG	10,600	957,925
SAP AG	71,844	3,818,150
ThyssenKrup AG	46,900	2,209,572
TUI AG	35,200	703,489
Volkswagen AG	15,000	1,700,680

		35,801,092

Greece — 1.1%
OPAP SA	132,666	5,127,662

Hong Kong — 5.1%
Chaoda Modern Agriculture Holdings Ltd.	1,011,000	649,796
China Merchants Bank*	2,526,500	5,352,933
China Mobile Ltd.	633,000	5,456,428
China Overseas Land & Investment Ltd.	2,478,390	3,306,424
CITIC International Financial Holding Ltd.	594,000	532,102
CITIC Pacific Ltd.	238,000	818,511
Hong Kong Exchanges and Clearing Ltd.	689,500	7,548,040
Orient Overseas International Ltd.	169,392	1,075,534
Solomon Systech International Ltd.	525,000	81,428

		24,821,196

Ireland — 1.5%
Allied Irish Banks PLC	200,214	5,978,273
Irish Life & Permanent PLC	45,500	1,255,297

		7,233,570

Israel — 2.3%
Amdocs Ltd.*	138,100	5,351,375
Teva Pharmaceutical Industries Ltd., ADR	193,000	5,998,440

		11,349,815

Italy — 3.3%
Banche Popolari Unite SpA	26,200	720,063
Banco Ambrosiano Veneto SpA	132,900	1,026,289
Banco Popolare di Verona e Novara Scrl	37,000	1,062,306
Eni SpA	347,738	11,696,079

SEE NOTES TO FINANCIAL STATEMENTS.

B12

SP INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Italy (cont’d.)
Fondiaria SAI SpA	17,000	$813,253
San Paolo — IMI SpA	41,600	966,484

		16,284,474

Japan — 18.0%
Alpine Electronics, Inc.	45,300	676,515
ALPS Electric Co. Ltd.	51,800	561,445
Asahi Breweries Ltd.	79,800	1,275,206
Asahi Kasei Corp.	122,000	799,860
Bank of Yokohama Ltd. (The)	689,000	5,381,091
Capcom Co. Ltd.	33,700	605,104
Cosmo Oil Co. Ltd.	149,000	605,022
Denki Kagaku Kogyo Kabushiki Kiasha	217,000	900,481
Fanuc Ltd.	31,300	3,071,837
Fuji Heavy Industries Ltd.	241,100	1,237,662
Hitachi Ltd.	165,000	1,027,767
Hokkaido Electric Power Co., Inc.	40,800	1,042,004
Hokuetsu Paper Mills Ltd.	59,000	331,651
Honda Motor Co. Ltd.	74,200	2,928,613
Hosiden Corp.	39,900	428,172
Kaken Pharmaceutical Co. Ltd.	101,000	787,700
Kansai Electric Power Co., Inc. (The)	88,500	2,382,423
Komatsu Ltd.	311,100	6,296,624
Kurabo Industries Ltd.	152,000	393,012
Kyowa Hakko Kogyo Co. Ltd.	92,000	786,285
Kyushu Electric Power Co., Inc.	28,200	743,664
Marubeni Corp.	124,600	631,281
Mitsubishi Chemical Holdings Corp.	126,000	793,400
New Oji Paper Co. Ltd.	132,000	699,319
Nihon Kohden Corp.	33,000	754,720
Nippon Oil Corp.	243,000	1,625,048
Nippon Telegraph and Telephone Corp.	400	1,972,595
Nippon Unipac Group, Inc.	700	2,636,047
Nipro Corp.	25,000	457,362
Nissan Motor Co. Ltd.	173,300	2,091,160
Nomura Holdings, Inc.	91,700	1,729,898
NSK Ltd.	63,000	620,624
NTT DoCoMo, Inc.	1,400	2,215,262
Okasan Holdings, Inc.	46,900	299,955
Ono Pharmaceutical Co. Ltd.	15,200	801,896
Osaka Gas Co. Ltd.	298,000	1,107,624
Promise Co. Ltd.	3,800	117,665
Rengo Co. Ltd.	87,000	555,450
Ricoh Co. Ltd.	59,000	1,201,553
Santen Pharmaceutical Co. Ltd.	21,200	596,359
Sanyo Electric Credit Co. Ltd.	23,000	342,334
Secom Co. Ltd.	82,500	4,271,394
Sharp Corp.	309,000	5,312,969
Shiseido Co. Ltd.	237,000	5,130,631
Sumitomo Corp.	56,000	838,305
Takefuji Corp.	15,100	597,297
Tanabe Seiyaku Co. Ltd.	112,000	1,464,612
Tohoku Electric Power Co., Inc.	30,500	762,358
Tokyo Electric Power Co., Inc.	44,400	1,434,401
Toppan Printing Co. Ltd.	64,000	705,090
Toyota Motor Corp.	140,200	9,383,166
Yamada Denki Co. Ltd.	39,740	3,373,184
Yokohama Rubber Co. Ltd.	172,000	1,036,644

		87,821,741

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Mexico — 1.9%
America Movil SA de CV, ADR	116,300	$5,259,086
Wal-Mart de Mexico SA de CV	923,600	4,063,566

		9,322,652

Netherlands — 1.9%
ABN AMRO Holding NV	30,700	986,793
Aegon NV	48,400	922,574
ING Groep NV, ADR	64,800	2,873,252
Koninklijke (Royal) KPN NV	104,600	1,487,086
Oce NV	58,900	963,330
Royal Dutch Shell (Class A Stock)	60,600	2,137,459

		9,370,494

Norway — 0.3%
Norsk Hydro ASA	40,600	1,259,960

Portugal — 0.2%
EDP Energias de Portugal SA*	229,700	1,164,343

Russia — 0.8%
Lukoil, ADR	43,437	3,820,284

Singapore — 0.5%
MobileOne Ltd.	490,000	685,064
Neptune Orient Lines Ltd.	336,000	456,033
Singapore Airlines Ltd.	131,000	1,491,721

		2,632,818

South Korea — 1.1%
iShares MSCI South Korea Index Fund	110,000	5,434,000

Spain — 2.0%
Banco Bilbao Vizcaya Argentaria SA	96,300	2,318,675
Banco Santander Central Hispano SA	197,100	3,678,957
Endesa SA	18,187	860,194
Repsol YPF SA	61,200	2,116,613
Telefonica Sa	41,400	880,956

		9,855,395

Sweden — 1.1%
Electrolux AB, Series B*	59,500	1,190,704
Husqvarna AB (Class B Stock)*	42,700	667,387
Nordea Bank AB	163,000	2,511,923
SSAB Svenskt Stal AB, Series B	45,500	1,026,848

		5,396,862

Switzerland — 9.8%
Baloise Holding	17,700	1,769,274
Ciba Specialty Chemicals AG	2,600	172,942
Credit Suisse Group*	50,800	3,554,124
Georg Fischer AG*	1,900	1,231,063
Givaudan SA	4,372	4,047,284
Novartis AG	119,615	6,896,146
Rieter Holdings AG	1,400	732,458
Roche Holding AG	50,685	9,088,775
Swiss Re	91,372	7,768,682
Swisscom AG	3,700	1,400,595
Syngenta AG*	7,100	1,320,944
UBS AG*	120,860	7,344,836
Verwaltungs und Privat Bank AG	2,900	773,492
Zurich Financial Services AG	5,900	1,588,182

		47,688,797

SEE NOTES TO FINANCIAL STATEMENTS.

B13

SP INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United Kingdom — 20.0%
Alliance & Leicester PLC	41,800	$931,381
Alliance Boots PLC	18,370	301,233
Anglo American PLC	22,700	1,107,154
AstraZeneca PLC	16,500	886,496
Aviva PLC	60,100	967,286
Barclays PLC	599,733	8,572,144
BP PLC	388,200	4,313,502
Bradford & Bingley PLC	101,000	929,948
BT Group PLC	549,700	3,245,052
Cadbury Schweppes PLC	340,020	3,638,340
Carnival PLC	101,931	5,165,105
Dairy Crest Group PLC	40,400	537,106
DSG International PLC	317,100	1,188,978
GKN PLC	203,300	1,106,600
GlaxoSmithKline PLC	23,500	618,409
Hanson PLC	54,800	826,726
HBOS PLC	142,700	3,162,853
Imperial Chemical Industries PLC	50,400	446,044
Interserve PLC	132,100	1,037,184
Kingfisher	1,192,211	5,567,371
Legal & General PLC	364,200	1,123,128
Lloyds TSB Group PLC	576,166	6,447,220
Next PLC	233,064	8,214,031
Northern Foods PLC	162,900	366,001
Northumbrian Water Group PLC	148,800	891,524
Old Mutual PLC	230,800	787,440
Reckitt Benckiser PLC	116,623	5,329,589
Rio Tinto PLC	93,909	4,997,644
Royal & Sun Alliance Insurance Group PLC	396,400	1,183,619
Royal Bank of Scotland Group PLC	56,700	2,212,580
Royal Dutch Shell PLC (Class B Stock)	103,100	3,613,436
SABMiller PLC*	243,500	5,602,030
Tate & Lyle PLC	65,200	981,070
Taylor Woodrow PLC	107,500	897,184
Tomkins PLC	125,800	605,317
TT Electronics PLC	127,500	649,071
Vodafone Group PLC	1,140,200	3,158,974
Vodafone Group PLC, ADR	218,100	6,058,818

		97,667,588

United States — 0.8%
Schlumberger Ltd.	57,600	3,638,016

TOTAL LONG-TERM INVESTMENTS (cost $419,593,026)		482,845,212

SHORT-TERM INVESTMENT — 0.8%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $4,166,163)(w) (Note 4)	4,166,163	4,166,163

TOTAL INVESTMENTS(o) — 99.9% (cost $423,759,189)		487,011,375
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%		374,631

NET ASSETS — 100.0%		$487,386,006

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(o)	As of December 31, 2006, 74 securities representing $133,327,933 and 27.36% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(x)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on forward foreign currency contracts as follows:

Forward foreign currency contracts outstanding at December 31, 2006:

Purchase Contracts	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
EUR 305,546 expiring 01/04/07	$401,043	$403,335	$2,292

Sale Contracts
EUR 121,600,000, expiring 04/04/07	$16,757,244	$16,703,104	$54,140
JPY 47,603,910 expiring 01/04/07	401,042	400,016	1,026
MXP 103,000,000 expiring 06/06/07	9,415,852	9,462,710	(46,858)

			$8,308

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial — Bank & Trust	15.1%
Oil, Gas & Consumable Fuels	9.7
Telecommunications	7.7
Pharmaceuticals	5.8
Automobile Manufacturers	4.4
Insurance	4.1
Chemicals	3.7
Financial Services	3.4
Electronic Components	2.7
Utilities	2.7
Retail & Merchandising	2.6
Food Products	1.7
Building Materials	1.6
Diversified Operations	1.6
Metals & Mining	1.5
Automobiles	1.4
Commercial Banks	1.4
Consumer Products & Services	1.4
Machinery — Construction & Mining	1.3
Wireless Telecommunication Services	1.2
Entertainment & Leisure	1.2
Automotive Parts	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

B14

SP INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

Industry
Media	1.2%
Consumer Staples — Food & Beverage	1.2
Apparel	1.1
Exchange Traded Funds	1.1
Conglomerates	1.1
Entertainment	1.1
Cosmetics & Toiletries	1.0
Diversified Metals	1.0
Retail	0.9
Semiconductors	0.9
Affiliated Money Market Mutual Fund	0.8
Advertising	0.8
Computer Services & Software	0.8
Aerospace	0.8
Real Estate	0.7
Airlines	0.6
Cable Television	0.6
Paper & Related Products	0.5
Telecom — Cellular	0.5
Office Equipment	0.4
Paper & Forest Products	0.4
Foods	0.4
Diversified Financial Services	0.4
Diversified	0.3
Machinery	0.3
Transportation	0.3
Beverages	0.3
Oil & Gas	0.3
Medical Supplies & Equipment	0.3
Insurance — Property Insurance	0.2
Multimedia	0.2
Steel Producers/Products	0.2
Iron/Steel	0.2
Electrical Equipment	0.2
Construction	0.2
Distribution/Wholesale	0.2
Agriculture	0.2
Electric	0.1
Commercial Services	0.1
Forest Products & Paper	0.1
Consumer Products	0.1
Farming & Agriculture	0.1
Business Services	0.1
Software	0.1
Clothing & Apparel	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B15

SP LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace/Defense — 1.4%
Goodrich Corp.	22,000	$1,002,100
Lockheed Martin Corp.	29,000	2,670,030
Northrop Grumman Corp.	138,000	9,342,600
United Technologies Corp.	7,200	450,144

		13,464,874

Auto Components — 0.7%
Johnson Controls, Inc.	56,100	4,820,112
Magna International, Inc. (Class A Stock)	21,800	1,755,990

		6,576,102

Automotive Parts — 0.1%
Advance Auto Parts, Inc.	12,300	437,388

Banks — 1.8%
Colonial BancGroup, Inc. (The)	23,600	607,464
Fannie Mae	226,700	13,463,713
First Tennessee National Corp.	6,900	288,282
KeyCorp	72,300	2,749,569

		17,109,028

Beverages — 0.2%
Coca-Cola Co.	1,100	53,075
Coca-Cola Enterprises, Inc.	83,300	1,700,986

		1,754,061

Chemicals — 1.7%
Dow Chemical Co.	126,700	5,060,398
Eastman Chemical Co.	97,100	5,759,001
Praxair, Inc.	21,000	1,245,930
Rohm & Haas Co.	91,300	4,667,256

		16,732,585

Commercial Banks — 4.0%
Bank of America Corp.	605,345	32,319,370
Marshall & Ilsley Corp.	73,000	3,512,030
UnionBanCal Corp.	30,300	1,855,875
Zions Bancorp	5,100	420,444

		38,107,719

Commercial Services & Supplies — 0.3%
Avis Budget Group	23,460	508,847
Waste Management, Inc.	71,900	2,643,763

		3,152,610

Communication Equipment — 0.1%
QUALCOMM, Inc.	32,500	1,228,175

Computers & Peripherals — 0.3%
Hewlett-Packard Co.	38,800	1,598,172
Sun Microsystems, Inc.*	281,500	1,525,730

		3,123,902

Construction — 0.2%
D.R. Horton, Inc.(a)	31,200	826,488
Toll Brothers, Inc.*(a)	44,100	1,421,343

		2,247,831

Consumer Products & Services — 3.3%
Avon Products, Inc.	18,600	614,544
Procter & Gamble Co.	266,400	17,121,528

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Consumer Products & Services (cont’d.)
UST, Inc.	242,400	$14,107,680

		31,843,752

Containers & Packaging
Smurfit-Stone Container Corp.*	6,000	63,360

Diversified Financial Services — 10.3%
Bank of New York Co., Inc. (The)	14,400	566,928
Capital One Financial Corp.	22,398	1,720,614
CIT Group, Inc.	112,000	6,246,240
Citigroup, Inc.	462,600	25,766,820
Countrywide Credit Industries, Inc.	123,200	5,229,840
E*TRADE Financial Corp.*	17,200	385,624
Goldman Sachs Group, Inc.	4,200	837,270
JPMorgan Chase & Co.	162,500	7,848,750
Merrill Lynch & Co., Inc.	26,900	2,504,390
Morgan Stanley	154,800	12,605,364
State Street Corp.	77,800	5,246,832
SunTrust Banks, Inc.(a)	37,500	3,166,875
TCF Financial Corp.	58,900	1,615,038
U.S. Bancorp	344,200	12,456,598
Wells Fargo & Co.	340,800	12,118,848

		98,316,031

Diversified Financials — 0.2%
Franklin Resources, Inc.	20,300	2,236,451

Diversified Manufacturing Operations — 0.1%
Textron, Inc.	8,800	825,176

Diversified Telecommunication Services — 4.2%
AT&T, Inc.(a)	403,700	14,432,275
BellSouth Corp.	26,000	1,224,860
Cisco Systems, Inc.*	52,900	1,445,757
Corning, Inc.*	91,800	1,717,578
Motorola, Inc.	63,500	1,305,560
Sprint Nextel Corp.	203,200	3,838,448
Verizon Communications, Inc.	433,200	16,132,368

		40,096,846

Electric — 0.1%
DTE Energy Co.	26,000	1,258,660

Electric – Integrated — 0.2%
Sierra Pacific Resources*	139,300	2,344,419

Electric Utilities — 6.0%
American Electric Power Co., Inc.	148,500	6,323,130
CMS Energy Corp.*(a)	180,800	3,019,360
Dominion Resources, Inc.(a)	15,000	1,257,600
Edison International	135,200	6,148,896
Exelon Corp.	123,400	7,637,226
FPL Group, Inc.	99,800	5,431,116
General Electric Co.	517,500	19,256,175
Ingersoll-Rand Co. Ltd. (Class A Stock)	42,200	1,651,286
Northeast Utilities	83,200	2,342,912
Pinnacle West Capital Corp.	17,100	866,799
Wisconsin Energy Corp.	26,100	1,238,706
Xcel Energy, Inc.	121,300	2,797,178

		57,970,384

SEE NOTES TO FINANCIAL STATEMENTS.

B16

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services — 0.1%
Weatherford International Ltd.*	32,300	$1,349,817

Entertainment & Leisure — 0.1%
Sabre Holdings Corp.	30,200	963,078

Exchange Traded Fund — 0.2%
iShares Russell 1000 Value Index Fund	24,930	2,058,470

Financial – Bank & Trust — 3.6%
Comerica, Inc.	108,700	6,378,516
PNC Financial Services Group, Inc.(a)	38,000	2,813,520
Sovereign Bancorp, Inc.(a)	167,285	4,247,366
Wachovia Corp.	162,100	9,231,595
Washington Mutual, Inc.(a)	253,300	11,522,617

		34,193,614

Financial – Brokerage — 0.2%
MGIC Investment Corp.(a)	30,700	1,919,978

Financial Services — 1.7%
Freddie Mac	239,700	16,275,630
TD Ameritrade Holding Corp.	900	14,562

		16,290,192

Food & Staples Retailing — 0.7%
Safeway, Inc.	91,700	3,169,152
Sysco Corp.	14,800	544,048
Wal-Mart Stores, Inc.	57,500	2,655,350

		6,368,550

Food Products — 0.6%
H.J. Heinz Co.	300	13,503
Kellogg Co.	3,500	175,210
Kraft Foods, Inc. (Class A Stock)	46,600	1,663,620
Unilever PLC, ADR (United Kingdom)	138,440	3,851,401

		5,703,734

Healthcare Providers & Services — 2.3%
Aetna, Inc.	117,600	5,077,968
Tenet Healthcare Corp.*(a)	431,900	3,010,343
UnitedHealth Group, Inc.	171,100	9,193,203
WellPoint, Inc.*	66,100	5,201,409

		22,482,923

Healthcare Services — 0.2%
Health Care Property Investors, Inc.(a)	17,900	659,078
Quest Diagnostics, Inc.	14,100	747,300

		1,406,378

Healthcare Supplies — 0.5%
Amgen, Inc.*	34,200	2,336,202
Baxter International, Inc.	4,800	222,672
Zimmer Holdings, Inc.*	22,200	1,740,036

		4,298,910

Hotels & Motels
Starwood Hotels & Resorts Worldwide, Inc.	400	25,000

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 1.0%
Harrah’s Entertainment, Inc.	35,827	$2,963,610
McDonald’s Corp.	68,700	3,045,471
Wyndham Worldwide Corp*	47,020	1,505,580
Yum! Brands, Inc.	35,400	2,081,520

		9,596,181

Household Durables — 1.3%
Centex Corp(a)	42,400	2,385,848
Lennar Corp. (Class A Stock)(a)	176,400	9,253,944
Lennar Corp. (Class B Stock)	16,500	810,480

		12,450,272

Industrial Conglomerates — 2.4%
3M Co.	105,000	8,182,650
Eaton Corp.	36,800	2,765,152
Tyco International Ltd.	407,800	12,397,120

		23,344,922

Insurance — 7.8%
Allstate Corp. (The)	39,600	2,578,356
AMBAC Financial Group, Inc.	56,800	5,059,176
American International Group, Inc.	93,100	6,671,546
Assurant, Inc.	55,100	3,044,275
Chubb Corp. (The)	61,700	3,264,547
CIGNA Corp.	13,100	1,723,567
Genworth Financial, Inc. (Class A Stock)	310,800	10,632,468
Hanover Insurance Group, Inc. (The)	50,100	2,444,880
Hartford Financial Services Group, Inc.	95,100	8,873,781
Lincoln National Corp.	21,800	1,447,520
MBIA, Inc.	68,100	4,975,386
MetLife, Inc.(a)	109,200	6,443,892
Protective Life Corp.	23,700	1,125,750
St. Paul Travelers Cos., Inc. (The)	169,900	9,121,931
UnumProvident Corp.(a)	269,600	5,602,288
XL Capital Ltd. (Class A Stock)	31,300	2,254,226

		75,263,589

Internet Services
eBay, Inc.*(a)	3,900	117,273

IT Consulting & Services — 0.2%
International Business Machines Corp.	23,600	2,292,740

IT Services — 1.4%
Electronic Data Systems Corp.	471,600	12,992,580

Leisure Equipment & Products
Mattel, Inc.	5,800	131,428

Machinery — 0.4%
Deere & Co.	6,700	636,969
SPX Corp.	54,400	3,327,104

		3,964,073

Machinery & Equipment — 0.1%
Rockwell Automation, Inc.	15,900	971,172

Mall
Taubman Centers, Inc.	3,400	172,924

SEE NOTES TO FINANCIAL STATEMENTS.

B17

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media — 2.5%
CBS Corp. (Class B Stock)	156,500	$4,879,670
Clear Channel Communications, Inc.	6,100	216,794
Comcast Corp. (Class A Stock)*(a)	56,700	2,400,111
E.W. Scripps Co. (Class A Stock)	20,100	1,003,794
EchoStar Communications Corp. (Class A Stock)*	5,600	212,968
Gannett Co., Inc.(a)	69,200	4,183,832
Idearc, Inc.*	91,500	2,621,475
News Corp. (Class A Stock)	172,600	3,707,448
Time Warner, Inc.	124,900	2,720,322
Viacom, Inc. (Class B Stock)*	17,100	701,613
Walt Disney Co. (The)	40,200	1,377,654

		24,025,681

Medical Supplies & Equipment — 0.2%
Johnson & Johnson	29,000	1,914,580

Metals & Mining — 1.2%
Alcoa, Inc.	291,100	8,735,911
United States Steel Corp.	39,900	2,918,286

		11,654,197

Miscellaneous Manufacturers — 0.1%
Honeywell International, Inc.	11,400	515,736

Multi-Line Retail — 0.5%
Abercrombie & Fitch Co., (Class A Stock)	12,200	849,486
Kohl’s Corp.*(a)	17,800	1,218,054
Lowe’s Cos., Inc.	63,000	1,962,450
Target Corp.	8,300	473,515

		4,503,505

Multi-Utilities — 0.2%
Dynegy, Inc. (Class A Stock)*	33,600	243,264
SCANA Corp.	35,900	1,458,258

		1,701,522

Networking Products — 0.1%
Juniper Networks, Inc.*	28,000	530,320

Office Equipment — 0.4%
Staples, Inc.	153,200	4,090,440

Oil & Gas — 1.2%
Apache Corp.	74,700	4,968,297
Occidental Petroleum Corp.	134,900	6,587,167

		11,555,464

Oil, Gas & Consumable Fuels — 11.9%
Anadarko Petroleum Corp.	118,300	5,148,416
BJ Services Co.	4,800	140,736
ChevronTexaco Corp.	212,400	15,617,772
ConocoPhillips	441,301	31,751,607
Devon Energy Corp.	198,700	13,328,796
Ecnana Corp.(a)	34,000	1,562,300
El Paso Corp.	184,400	2,817,632
Exxon Mobil Corp.	380,500	29,157,715
Halliburton Co.	96,300	2,990,115
Marathon Oil Corp.	51,700	4,782,250
Sunoco, Inc.	13,700	854,332
Tesoro Corp.	44,500	2,926,765

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Valero Energy Corp.	23,100	$1,181,796
XTO Energy, Inc.	35,000	1,646,750

		113,906,982

Paper & Forest Products — 0.6%
Weyerhaeuser Co.	75,700	5,348,205

Pharmaceuticals — 4.9%
Abbott Laboratories	73,700	3,589,927
Bristol-Meyers Squibb Co.	84,200	2,216,144
Merck & Co., Inc.	257,800	11,240,080
Pfizer, Inc.	553,300	14,330,470
Schering-Plough Corp.	116,400	2,751,696
Sepracor, Inc.*(a)	23,500	1,447,130
Wyeth	232,700	11,849,084

		47,424,531

Real Estate Investment Trusts — 1.7%
Apartment Investment & Management Co. (Class A Stock)	51,400	2,879,428
Cresent Real Estate Equities Co.(a)	31,800	628,050
Global Signal, Inc.	600	31,602
Hospitality Properties Trust	31,200	1,482,936
Host Marriott Corp.	151,400	3,716,870
Mack-Cali Realty Corp.(a)	12,300	627,300
New Century Financial Corp.(a)	46,900	1,481,571
ProLogis	61,100	3,713,047
Realty Income Corp.	19,200	531,840
Simon Property Group, Inc.(a)	10,400	1,053,416

		16,146,060

Real Estate Management & Development — 0.5%
Realogy Corp*	148,050	4,488,876

Retail — 0.7%
Borders Group, Inc.	160,100	3,578,235
Federated Department Stores, Inc.	91,400	3,485,082

		7,063,317

Retail & Merchandising
SUPERVALU, Inc.	12,000	429,000

Semiconductors — 0.1%
Linear Technology Corp.	7,800	236,496
Xilinx, Inc.(a)	32,000	761,920

		998,416

Software — 2.6%
BMC Software, Inc.*	109,200	3,516,240
CA, Inc.	388,015	8,788,540
First Data Corp.	27,900	712,008
Microsoft Corp.	391,300	11,684,218
Oracle Corp.*(a)	32,000	548,480

		25,249,486

Specialty Finance — 0.1%
Ventas, Inc.	15,600	660,192

Specialty Retail — 1.5%
Home Depot, Inc.	311,200	12,497,792
JC Penney Co., Inc.	19,700	1,523,992

		14,021,784

SEE NOTES TO FINANCIAL STATEMENTS.

B18

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Telecommunication Services — 0.1%
Crown Castle International Corp.*(a)	39,100	$1,262,930

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.*	31,300	1,344,648
Jones Apparel Group, Inc.	78,900	2,637,627

		3,982,275

Tobacco — 4.1%
Altria Group, Inc.	432,600	37,125,732
Imperial Tobacco Group, ADR (United Kingdom)	22,700	1,793,981

		38,919,713

Transportation — 1.0%
CSX Corp.	80,500	2,771,615
FedEx Corp.	10,800	1,173,096
Norfolk Southern Corp.	111,400	5,602,306

		9,547,017

Utilities — 0.7%
Duke Energy Corp.	116,500	3,868,965
Illinois Tool Works, Inc.	14,800	683,612
TXU Corp.	44,200	2,396,082

		6,948,659

TOTAL LONG-TERM INVESTMENTS (cost $786,263,180)		934,136,040

SHORT-TERM INVESTMENT — 9.7%	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $92,756,816; includes $69,954,183 of cash collateral for securities on loan)(b)(w) (Note 4)	92,756,816	$92,756,816

TOTAL INVESTMENTS — 107.0% (cost $879,019,996)		1,026,892,856
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.0)%		(67,264,142)

NET ASSETS — 100.0%		$959,628,714

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $66,979,156; cash collateral of $69,954,183 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

Cash of $5,000,000 has been segregated with the custodian to cover requirements for open future contracts at December 31, 2006.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation
Long Positions:
58	S&P 500	Mar 07	$20,553,225	$20,711,800	$158,575

SEE NOTES TO FINANCIAL STATEMENTS.

B19

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

The industry classification of long-term portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Oil, Gas & Consumable Fuels	11.9%
Diversified Financial Services	10.3
Affiliated Money Market Mutual Fund (including 7.3% of collateral received from securities on loan)	9.7
Insurance	7.8
Electric Utilities	6.0
Pharmaceuticals	4.9
Diversified Telecommunication Services	4.2
Tobacco	4.1
Commercial Banks	4.0
Financial — Bank & Trust	3.6
Consumer Products & Services	3.3
Software	2.6
Media	2.5
Industrial Conglomerates	2.4
Healthcare Providers & Services	2.3
Banks	1.8
Chemicals	1.7
Financial Services	1.7
Real Estate Investment Trusts	1.7
Specialty Retail	1.5
Aerospace/Defense	1.4
IT Services	1.4
Household Durables	1.3
Metals & Mining	1.2
Oil & Gas	1.2
Hotels, Restaurants & Leisure	1.0
Transportation	1.0
Auto Components	0.7
Food & Staples Retailing	0.7
Retail	0.7
Utilities	0.7
Food Products	0.6
Paper & Forest Products	0.6

Industry
Healthcare Supplies	0.5%
Multi-Line Retail	0.5
Real Estate Management & Development	0.5
Machinery	0.4
Office Equipment	0.4
Textiles, Apparel & Luxury Goods	0.4
Commercial Services & Supplies	0.3
Computers & Peripherals	0.3
Beverages	0.2
Construction	0.2
Diversified Financials	0.2
Electric — Integrated	0.2
Exchange Traded Fund	0.2
Financial — Brokerage	0.2
Healthcare Services	0.2
IT Consulting & Services	0.2
Medical Supplies & Equipment	0.2
Multi-Utilities	0.2
Automotive Parts	0.1
Communication Equipment	0.1
Diversified Manufacturing Operations	0.1
Electric	0.1
Energy Equipment & Services	0.1
Entertainment & Leisure	0.1
Machinery & Equipment	0.1
Miscellaneous Manufacturers	0.1
Networking Products	0.1
Semiconductors	0.1
Specialty Finance	0.1
Telecommunication Services	0.1

107.0
Liabilities in excess of other assets	(7.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B20

SP MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 99.1%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 1.0%
Omnicom Group, Inc.*	13,000	$1,359,020

Beverages — 2.2%
Hansen Natural Corp.*(a)	85,700	2,886,376

Biotechnology — 1.6%
Applera Corp. Applied Biosystems Group	57,000	2,091,330

Business Services — 0.5%
Thermo Fisher Scientific, Inc.*	15,200	688,408

Chemicals — 1.0%
International Flavors & Fragrances, Inc.	28,000	1,376,480

Clothing & Apparel — 2.2%
VF Corp.	35,100	2,881,008

Commercial Services — 1.0%
Alliance Data Systems Corp.*(a)	17,900	1,118,213
Corporate Executive Board Co. (The)	3,200	280,640

		1,398,853

Commercial Services & Supplies — 4.4%
Corrections Corp. of America*	61,000	2,759,030
Manpower, Inc.	9,000	674,370
Sotheby`s	78,000	2,419,560

		5,852,960

Computer Hardware — 8.6%
Apple Computer, Inc.*	74,000	6,278,160
Brocade Communications Systems, Inc.*(a)	198,000	1,625,580
Cognizant Technology Solutions Corp. (Class A Stock)*	46,700	3,603,372

		11,507,112

Computer Services & Software — 4.2%
BEA Systems, Inc.*	256,900	3,231,802
BMC Software, Inc.*	71,300	2,295,860

		5,527,662

Computers — 4.9%
Lexmark International, Inc. (Class A Stock)*(a)	37,000	2,708,400
Synopsys, Inc.*(a)	144,000	3,849,120

		6,557,520

Distribution/Wholesale — 1.1%
WESCO International, Inc.*	24,100	1,417,321

Drugs & Healthcare — 2.2%
ARAMARK Corp. (Class B Stock)	10,700	357,915
IMS Health, Inc.	91,700	2,519,916

		2,877,831

Electrical Equipment — 1.0%
General Cable Corp.*(a)	30,400	1,328,784

Electronic Components — 4.3%
Amphenol Corp. (Class A Stock)	40,900	2,539,072
Garmin Ltd.(a)	57,000	3,172,620

		5,711,692

Entertainment & Leisure — 1.0%
Harley-Davidson, Inc.	19,600	1,381,212

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services — 5.4%
Ameriprise Financial, Inc.*	51,325	$2,797,212
Chicago Mercantile Exchange Holdings, Inc.(a)	3,450	1,758,638
Jefferies Group, Inc.	1,900	50,958
Nasdaq Stock Market, Inc.*(a)	84,000	2,586,360

		7,193,168

Financial/Business Services — 0.5%
Dun & Bradstreet Corp. (The)*	8,000	662,320

Healthcare Equipment & Supplies — 3.6%
Dentsply International, Inc.	80,825	2,412,626
Intuitive Surgical, Inc.*(a)	25,200	2,416,680

		4,829,306

Healthcare Services — 5.8%
Caremark Rx, Inc.	8,500	485,435
Davita, Inc.*	47,000	2,673,360
Laboratory Corp. of America Holdings*(a)	38,200	2,806,554
WellCare Health Plans, Inc.*(a)	24,600	1,694,940

		7,660,289

Hotels, Restaurants & Leisure — 0.2%
International Game Technology(a)	7,100	328,020

Insurance — 3.6%
Arch Capital Group Ltd. (Bermuda)*	38,600	2,609,746
Assurant, Inc.	40,200	2,221,050

		4,830,796

Internet Services — 3.1%
NutriSystem, Inc.*(a)	20,800	1,318,512
ValueClick, Inc.*	117,000	2,764,710

		4,083,222

Internet Software & Services — 5.1%
Akamai Technologies, Inc.*(a)	82,000	4,355,840
Oracle Corp.*	140,600	2,409,884

		6,765,724

Manufacturing — 2.2%
Hasbro, Inc.	107,200	2,921,200

Media — 1.0%
Comcast Corp. (Class A Stock)*	31,800	1,346,094

Metals & Mining — 0.9%
Titanium Metals Corp.*	39,200	1,156,792

Oil, Gas & Consumable Fuels — 5.1%
ENSCO International, Inc.*	24,800	1,241,488
FMC Technologies, Inc.*	21,400	1,318,882
Newfield Exploration Co.*	28,000	1,286,600
Oceaneering International, Inc.*	73,400	2,913,980

		6,760,950

Pharmaceuticals — 5.1%
Forest Laboratories, Inc.*	80,075	4,051,795
Herbalife Ltd.*	33,800	1,357,408
OSI Pharmaceuticals, Inc.*(a)	38,800	1,357,224

		6,766,427

Real Estate Investment Trusts — 1.1%
Archstone-Smith Trust(a)	25,000	1,455,250

SEE NOTES TO FINANCIAL STATEMENTS.

B21

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail & Merchandising — 4.8%
Children’s Place Retail Stores, Inc. (The)*	40,000	$2,540,800
Gamestop Corp.*(a)	14,000	771,540
Under Armour, Inc. (Class A Stock)*(a)	60,700	3,062,315

		6,374,655

Semiconductors — 3.1%
Atmel Corp.*	300,000	1,815,000
MEMC Electronic Materials, Inc.*	60,000	2,348,400

		4,163,400

Telecommunications — 2.2%
Time Warner Telecom, Inc. (Class A Stock)*(a)	147,300	2,935,689

Textiles & Apparel — 2.3%
Skechers USA, Inc. (Class A Stock)*	92,000	3,064,520

Transportation — 1.8%
Expeditors International Washington, Inc.	60,600	2,454,300

Utilities — 1.0%
AES Corp. (The)*	60,000	1,322,400

TOTAL LONG-TERM INVESTMENTS (cost $119,507,088)		131,918,091

SHORT-TERM INVESTMENT — 29.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $39,286,026; includes $36,421,136 of cash collateral for securities on loan)(b)(w) (Note 4)	39,286,026	39,286,026

TOTAL INVESTMENTS — 128.6% (cost $158,793,114)		171,204,117
LIABILITIES IN EXCESS OF OTHER ASSETS — (28.6)%		(38,093,628)

NET ASSETS — 100.0%		$133,110,489

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $34,940,544; cash collateral of $36,421,136 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 27.4% received for securities on loan)	29.5%
Computer Hardware	8.6
Healthcare Services	5.8
Financial Services	5.4
Pharmaceuticals	5.1
Internet Software & Services	5.1
Oil, Gas & Consumable Fuels	5.1
Computers	4.9
Retail & Merchandising	4.8
Commercial Services & Supplies	4.4
Electronic Components	4.3
Computer Services & Software	4.2
Insurance	3.6
Healthcare Equipment & Supplies	3.6
Semiconductors	3.1
Internet Services	3.1
Textiles & Apparel	2.3
Telecommunications	2.2
Manufacturing	2.2
Beverages	2.2
Clothing & Apparel	2.2
Drugs & Healthcare	2.2
Transportation	1.8
Biotechnology	1.6
Real Estate Investment Trusts	1.1
Distribution/Wholesale	1.1
Commercial Services	1.0
Entertainment & Leisure	1.0
Chemicals	1.0
Advertising	1.0
Media	1.0
Electrical Equipment	1.0
Utilities	1.0
Metals & Mining	0.9
Business Services	0.5
Financial/Business Services	0.5
Hotels, Restaurants & Leisure	0.2

128.6
Liabilities in excess of other assets	(28.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B22

SP PIMCO HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.0%	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK NOTES — 6.1%
Charter Communications	B(d)	8.01%	04/25/13	$1,000	$1,007,812
Ford Motor Co.	NR	8.36%	11/29/13	1,000	1,000,628
Goodyear Tire & Rubber Co.	NR	8.14%	04/30/10	1,500	1,520,313
HCA, Inc.	NR	8.11%	11/14/13	750	758,960
Headwaters, Inc.	B+(d)	7.38%	04/30/11	674	671,269
Healthsouth Corp.	B(d)	8.62%	02/02/13	1,244	1,253,683
Hertz Corp.	NR	5.37%	12/21/12	111	111,988
Hertz Corp.	NR	7.35%	12/21/12	375	377,766
Hertz Corp.	NR	7.62%	12/21/12	508	511,993
MGM Studios	NR	8.61%	04/08/12	997	989,160
Nordic Telephone (Denmark)	NR	5.94%	11/30/13	500	666,837
Nordic Telephone (Denmark)	NR	6.44%	11/30/14	500	669,753
Reliant Energy	B+(d)	5.22%	12/01/10	429	432,107
Reliant Energy	B+(d)	7.73%	12/01/10	571	576,143
Roundy’s, Inc.	B+(d)	8.36%	10/27/11	490	495,023
Roundy’s, Inc.	B+(d)	8.38%	10/27/11	500	505,125
Sigmakalon (France)	B+(d)	5.72%	06/30/12	954	1,258,704
Spansion LLC	NR	8.38%	10/30/12	1,500	1,506,251
VNU/Nielsen Finance LLC	B+(d)	8.13%	08/08/13	2,000	2,016,388
Wind Acquisitions Finance	B-(d)	10.00%	12/21/11	300	299,812

TOTAL BANK NOTES (cost $16,300,913)					16,629,715

CORPORATE BONDS — 89.2%
Advertising — 0.4%
R.H. Donnelley Corp., Sr. Disc. Notes	B3	6.875%	01/15/13	175	167,781
R.H. Donnelley Corp., Sr. Notes	B3	8.875%	01/15/16	1,000	1,050,000

					1,217,781

Aerospace & Defense — 1.3%
Armor Holdings, Inc., Sr. Sub. Notes	B1	8.25%	08/15/13	1,000	1,040,000
DRS Technologies, Inc., Gtd. Notes	B3	7.625%	02/01/18	1,000	1,030,000
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%	06/15/12	630	652,050
L-3 Communications Corp., Sr. Sub. Notes	Ba3	6.375%	10/15/15	975	965,250

					3,687,300

Airlines — 0.2%
United AirLines, Inc., Pass-Through Certs., Series 01-1	BBB(d)	6.201%	09/01/08	396	397,989
United AirLines, Inc., Pass-Through Certs., Series 01-1	BBB(d)	6.602%	09/01/13	233	236,178

					634,167

Apparel — 0.7%
Quiksilver, Inc., Co. Gtd. Notes	Ba3	6.875%	04/15/15	1,875	1,842,188

Automotive — 2.7%
Arvin Capital I, Gtd. Notes	B1	9.50%	02/01/27	750	762,188
ArvinMeritor, Inc., Notes	Ba3	8.75%	03/01/12	790	811,725
Cooper-Standard Automotive, Inc., Gtd. Notes	B3	7.00%	12/15/12	1,250	1,121,875
General Motors Corp., Debs.	Caa1	8.25%	07/15/23	1,500	1,395,000
Tenneco Automotive, Inc., Gtd. Notes	B3	8.625%	11/15/14	555	566,100
Tenneco Automotive, Inc., Sec’d. Notes	Ba3	10.25%	07/15/13	875	958,125
TRW Automotive, Inc., Sr. Notes	Ba3	9.375%	02/15/13	1,565	1,678,462

					7,293,475

Automotive Parts — 0.3%
Goodyear Tire & Rubber Co., Sr. Notes	B2	9.00%	07/01/15	850	890,375

Cable — 4.5%
CanWest Media, Inc., Gtd. Notes (Canada)	B2	8.00%	09/15/12	950	991,563
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Notes	Caa1	8.75%	11/15/13	2,370	2,461,838
Charter Communications Operating LLC, Sr. Notes, 144A	B3	8.375%	04/30/14	1,415	1,476,906

SEE NOTES TO FINANCIAL STATEMENTS.

B23

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable (cont’d.)
CSC Holdings, Inc., Sr. Notes	B2	8.125%	07/15/09	$800	$829,000
CSC Holdings, Inc., Sr. Notes, Series. B	B2	7.625%	04/01/11	2,675	2,725,156
Echostar DBS Corp., Gtd. Notes	Ba3	6.625%	10/01/14	975	950,625
Echostar DBS Corp., Sr. Notes	Ba3	6.375%	10/01/11	775	770,156
Rogers Cable, Inc., Sec’d. Notes (Canada)	Ba1	6.75%	03/15/15	2,065	2,127,644

					12,332,888

Capital Goods – Others — 0.1%
Dresser-Rand Group, Inc., Gtd. Notes (Canada)	B1	7.375%	11/01/14	396	398,970

Chemicals — 3.2%
Ineos Group Holdings, PLC., Sr. Sub. Notes, 144A (United Kingdom)	B2	8.50%	02/15/16	2,250	2,148,750
Lyondell Chemical Co., Gtd. Notes	B1	8.00%	09/15/14	975	1,011,562
Lyondell Chemical Co., Gtd. Notes	B1	8.25%	09/15/16	250	262,500
Mosaic Co., Sr. Notes 144A	B1	7.625%	12/01/16	1,000	1,036,250
Nalco Co., Sr. Notes	B1	7.75%	11/15/11	475	485,688
Nalco Co., Sr. Sub. Notes	B3	8.875%	11/15/13	850	899,938
PQ Corp., Gtd. Notes	B3	7.50%	02/15/13	1,000	985,000
Rockwood Specialties Group, Inc., Sub. Notes	B3	7.50%	11/15/14	2,075	2,090,562

					8,920,250

Containers — 1.7%
Greif, Inc., Gtd. Notes	Ba3	8.875%	08/01/12	500	525,000
Jefferson Smurfit Corp. US, Gtd. Notes	B2	7.50%	06/01/13	800	752,000
Jefferson Smurfit Corp. US, Gtd. Notes	B2	8.25%	10/01/12	475	463,125
Owens-Brockway Glass Container, Inc., Gtd. Notes	B3	6.75%	12/01/14	1,275	1,236,750
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba2	7.75%	05/15/11	500	513,750
Owens-Brockway Glass Container, Inc., Sec’d. Notes	Ba2	8.75%	11/15/12	150	159,000
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B2	8.375%	07/01/12	100	98,000
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B2	9.75%	02/01/11	859	885,844

					4,633,469

Containers & Packaging — 0.6%
Crown Americas Inc., Gtd. Notes	B1	7.625%	11/15/15	350	360,500
Crown Americas Inc., Sr. Notes	B1	7.75%	11/15/15	1,125	1,167,188

					1,527,688

Distribution/Wholesale — 1.1%
Buhrmann US, Inc., Sr. Sub. Notes	B2	8.25%	07/01/14	1,500	1,488,750
VWR International, Inc., Sr. Sub. Notes	B3	8.00%	04/15/14	1,500	1,545,000

					3,033,750

Diversified — 0.5%
Bomardier, Inc., Sr. Unsec’d. Notes, 144A (Canada)	Ba2	7.25%	11/15/16	950	1,275,988

Diversified Financial Services — 0.2%
Sally Holdings LLC, Sr. Notes, 144A	B2	9.25%	11/15/14	600	611,250

Diversified Operations — 0.3%
Invensys PLC, Sr. Notes, 144A (United Kingdom)	B2	9.875%	03/15/11	61	65,423
Trinity Industries, Inc., Sr. Unsub. Notes	Ba1	6.50%	03/15/14	700	687,750

					753,173

Electronic Components — 0.8%
Celestica, Inc., Sr. Sub. Notes	B2	7.875%	07/01/11	300	297,000
Celestica, Inc., Sr. Sub. Notes (Canada)	B2	7.625%	07/01/13	450	438,750
Legrand France SA, Debs. (France)	Baa3	8.50%	02/15/25	500	575,000
Solectron Global Finance Ltd., Gtd. Notes	B3	8.00%	03/15/16	950	961,875

					2,272,625

Entertainment — 0.2%
Royal Caribbean Cruises Ltd., Debs. (Liberia)	Ba1	7.25%	03/15/18	500	505,343

SEE NOTES TO FINANCIAL STATEMENTS.

B24

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Financials — 10.7%
AES Ironwood LLC, Sec’d. Notes, Series A	B1	8.857%	11/30/25	$1,413	$1,586,067
AES Red Oak LLC, Sec’d. Notes	B1	8.54%	11/30/19	972	1,057,186
BCP Crystal US Holdings Corp., Sr. Sub. Notes	B3	9.625%	06/15/14	1,500	1,657,500
Chukchansi Economic Development Authority, Sr. Notes, 144A	B2	8.00%	11/15/13	1,000	1,038,750
Ford Motor Co., Notes	Caa1	7.45%	07/16/31	1,075	843,875
Ford Motor Credit Co., Bonds	B1	7.375%	02/01/11	6,115	6,053,501
Ford Motor Credit Co., Notes	B1	7.875%	06/15/10	2,185	2,203,149
Ford Motor Credit Co., Sr. Notes	B1	7.25%	10/25/11	1,175	1,150,645
Ford Motor Credit Co., Sr. Unsec’d. Notes	B1	8.00%	12/15/16	100	98,815
General Motors Acceptance Corp., Bonds	Ba1	6.00%	04/01/11	990	983,634
General Motors Acceptance Corp., Bonds	Ba1	8.00%	11/01/31	325	373,122
General Motors Acceptance Corp., Notes	Ba1	6.875%	08/28/12	1,275	1,309,201
General Motors Acceptance Corp., Notes	Ba1	7.00%	02/01/12	1,600	1,650,688
Idearc, Inc., Sub. Notes, 144A	B2	8.00%	11/15/16	1,225	1,243,375
JET Equipment Trust, 144A(i)	NR	7.628%	08/15/12	45	33,660
JET Equipment Trust, 144A	NR	10.00%	06/15/12	300	292,875
JSG Funding PLC, Sr. Notes (Ireland)	B3	9.625%	10/01/12	3,175	3,365,500
KRATON Polymers LLC, Gtd. Notes	B3	8.125%	01/15/14	1,875	1,875,000
RSHB Capital NA, Sr. Notes, 144A	A3	7.175%	05/16/13	1,000	1,053,750
TNK-BP Finance SA, Gtd. Notes, 144A (Russia)	Baa2	7.50%	07/18/16	400	425,500
Universal City Florida Holding Co. I/II, Sr. Notes	B3	8.375%	05/01/10	950	973,750
Universal City Florida Holding Co. I/II, Sr. Notes(c)	B3	10.121%	05/01/10	50	51,625

					29,321,168

Food & Beverage — 1.0%
Delhaize America, Inc., Gtd. Notes	Ba1	9.00%	04/15/31	1,555	1,846,259
Ingles Markets, Inc., Gtd. Notes	B3	8.875%	12/01/11	975	1,016,438

					2,862,697

Foods — 0.9%
Albertson’s, Inc., Debs.	B1	7.45%	08/01/29	1,000	976,999
American Stores Co., Bonds	B1	8.00%	06/01/26	400	420,443
Supervalu, Inc., Sr. Notes	B1	7.50%	11/15/14	900	938,432

					2,335,874

Forest & Paper Products — 3.7%
Abitibi-Consolidated Co. of Canada, Gtd. Notes (Canada)	B2	8.375%	04/01/15	1,200	1,038,000
Abitibi-Consolidated, Inc., Notes (Canada)	B2	8.55%	08/01/10	600	570,000
Bowater Canada Finance Corp., Gtd. Notes (Canada)	B2	7.95%	11/15/11	1,125	1,102,500
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%	02/15/13	900	897,750
Georgia-Pacific Corp., Debs.	B2	7.375%	12/01/25	3,625	3,534,375
Georgia-Pacific Corp., Notes	B2	7.75%	11/15/29	300	299,250
Georgia-Pacific Corp., Sr. Notes	B2	8.00%	01/15/24	800	812,000
Smurfit Capital Funding PLC, Debs. (Ireland)	B1	7.50%	11/20/25	700	668,500
Verso Paper Holdings LLC and Verson Paper, Inc., Sec’d. Notes	B2	9.125%	08/01/14	1,175	1,224,937

					10,147,312

Gaming — 3.8%
Boyd Gaming Corp., Sr. Sub. Notes	Ba3	7.125%	02/01/16	600	597,000
Choctaw Resort Development Enterprise, Sr. Notes, 144A	Ba2	7.25%	11/15/19	969	969,000
MGM Mirage, Inc., Gtd. Notes	Ba2	6.625%	07/15/15	1,525	1,452,562
MGM Mirage, Inc., Gtd. Notes	Ba2	6.875%	04/01/16	525	504,000
MGM Mirage, Inc., Gtd. Notes	B1	8.375%	02/01/11	600	622,500
Mirage Resorts, Inc., Debs.	Ba2	7.25%	08/01/17	500	501,875
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.50%	02/01/14	500	444,375
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.875%	03/01/16	800	718,000
Station Casinos, Inc., Sr. Unsec’d. Notes	Ba2	7.75%	08/15/16	1,250	1,259,375
Wynn Las Vegas LLC, 1st Mortgage	B1	6.625%	12/01/14	3,400	3,378,750

					10,447,437

SEE NOTES TO FINANCIAL STATEMENTS.

B25

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare Services — 0.2%
Service Corp. International, Sr. Notes	B1	7.375%	10/01/14	$250	$261,250
Service Corp. International, Sr. Notes	B1	7.625%	10/01/18	325	344,500

					605,750

Hospitals/Hospital Management — 6.2%
DaVita, Inc., Sr. Sub. Notes	B3	7.25%	03/15/15	1,805	1,841,100
Fresenius Medical Care Capital Trust II, Gtd. Notes	B1	7.875%	02/01/08	500	508,750
Fresenius Medical Care Capital Trust IV, Gtd. Notes	B1	7.875%	06/15/11	1,925	2,016,437
HCA, Inc., Debs.	Caa1	7.19%	11/15/15	200	171,547
HCA, Inc., Notes	Caa1	6.75%	07/15/13	1,725	1,548,187
HCA, Inc., Notes	Caa1	7.69%	06/15/25	681	563,665
HCA, Inc., Sec’d. Notes	B2	9.125%	11/15/14	460	491,625
HCA, Inc., Sec’d. Notes	B2	9.25%	11/15/16	3,835	4,108,244
HCA, Inc., Sr. Unsec’d Notes	Caa1	6.25%	02/15/13	275	243,375
Rotech Healthcare, Inc., Gtd. Notes	Caa3	9.50%	04/01/12	2,775	2,719,500
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	7.375%	02/01/13	1,550	1,424,063
Triad Hospitals, Inc., Sr. Sub. Notes	B2	7.00%	11/15/13	1,350	1,358,438

					16,994,931

Industrial — 0.1%
Bombardier, Inc., Sr. Unsec’d. Notes, 144A	Ba2	8.00%	11/15/14	150	153,750

Machinery — 0.6%
Chart Industries, Inc./Pre First Reserve Fund X LP, Sr. Sub. Notes, 144A	B3	9.125%	10/15/15	1,000	1,055,000
Goodyear Tire & Rubber Corp., Sr. Notes	B2	8.625%	12/01/11	600	619,500

					1,674,500

Media — 2.5%
DirecTV Holdings LLC/DirecTV Financing Co., Sr. Notes	Ba3	8.375%	03/15/13	1,500	1,560,000
Echostar DBS Corp., Gtd. Notes	Ba3	7.00%	10/01/13	275	274,656
Echostar DBS Corp., Gtd. Notes	BB-(d)	7.125%	02/01/16	1,985	1,985,000
Lighthouse International Co. SA, Gtd. Notes, 144A (Luxembourg)	B2	8.00%	04/30/14	EUR 1,220	1,763,448
Unity Media GmbH, Sr. Notes, 144A (Germany)	Caa2	10.375%	02/15/15	450	437,063
UPC Holding BV, Sec’d. Notes (Netherlands)	B3	7.75%	01/15/14	EUR 675	895,485

					6,915,652

Metals & Mining — 1.0%
Novelis, Inc., Sr. Notes, 144A (Canada)	B2	7.25%	02/15/15	850	822,375
Peabody Energy Corp., Gtd. Notes	Ba1	6.875%	03/15/13	2,000	2,050,000

					2,872,375

Office Equipment — 0.5%
Xerox Capital Trust I, Gtd. Notes	Ba1	8.00%	02/01/27	1,300	1,327,625

Oil & Gas Exploration/Production — 9.1%
Chesapeake Energy Corp., Gtd. Notes	Ba2	7.75%	01/15/15	500	520,625
Chesapeake Energy Corp., Sr. Notes	Ba2	6.375%	06/15/15	625	618,750
Chesapeake Energy Corp., Sr. Notes	Ba2	7.00%	08/15/14	800	813,000
Chesapeake Energy Corp., Sr. Notes	Ba2	7.50%	06/15/14	1,175	1,220,531
Complete Production Services, Inc., Sr. Notes, 144A	B2	8.00%	12/15/16	325	333,125
El Paso Corp., Sr. Notes	B2	7.75%	01/15/32	400	438,000
El Paso Production Holding Co., Gtd. Notes	B1	7.75%	06/01/13	5,710	5,974,087
Hanover Compressor Co., Sr. Notes	B2	9.00%	06/01/14	1,200	1,296,000
Hanover Equipment Trust, Sec’d. Notes	Ba3	8.50%	09/01/08	320	324,000
Naftogaz UKrainy, Bonds	Ba2	8.125%	09/30/09	1,000	981,874
OPTI Canada, Inc., Gtd. Notes, 144A	B1	8.25%	12/15/14	600	616,500
Pogo Producing Co., Sr. Sub. Notes	B1	7.875%	05/01/13	800	812,000
Roseton/Danskammer, Gtd. Notes	Ba3	7.67%	11/08/16	675	699,469
Roseton/Danskammer, Pass-Through Certs.	Ba3	7.27%	11/08/10	2,200	2,249,500
SemGroup LP, Sr. Notes, 144A	B1	8.75%	11/15/15	1,150	1,155,750

SEE NOTES TO FINANCIAL STATEMENTS.

B26

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas Exploration/Production (cont’d.)
Williams Cos., Inc., Debs.	Ba2	7.50%	01/15/31	$1,500	$1,556,250
Williams Cos., Inc., Notes	Ba2	7.875%	09/01/21	4,800	5,148,000
Williams Partners LP/Williams Partners Finance Corp., Bonds, 144A	Ba3	7.25%	02/01/17	225	229,500

					24,986,961

Personell Services — 0.4%
Corrections Corp. of America, Gtd. Notes	Ba3	6.75%	01/31/14	1,000	1,010,000

Printing & Publishing — 1.0%
Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes	B2	9.875%	08/15/13	2,397	2,612,730

Real Estate Investment Trusts — 1.3%
Host Marriott LP, Gtd. Notes	Ba1	6.75%	06/01/16	500	500,625
Host Marriott LP, Sr. Notes	Ba1	7.00%	08/15/12	800	812,000
Host Marriott LP, Sr. Notes	Ba1	7.125%	11/01/13	875	894,688
Ventas Realty LP, Gtd. Notes	Ba2	6.75%	04/01/17	1,325	1,368,062

					3,575,375

Real Estate Management & Development — 0.4%
Forest City Enterprises, Inc., Sr. Notes	Ba3	7.625%	06/01/15	1,000	1,020,000

Retail — 2.7%
Amerigas Partners LP, Sr. Unsec’d. Notes	B1	7.25%	05/20/15	1,850	1,873,125
Amerigas Partners LP/AmeriGas Eagle Finance Corp., Sr. Notes	B1	7.125%	05/20/16	1,025	1,025,000
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Notes	Ba3	6.75%	05/01/14	1,825	1,774,812
Ferrellgas Partners LP/Ferrellgas Partners Finance, Sr. Notes	B2	8.75%	06/15/12	1,400	1,435,000
Suburban Propane Partners LP, Sr. Notes	B1	6.875%	12/15/13	1,425	1,396,500

					7,504,437

Retail & Merchandising — 0.3%
Bon-Ton Stores, Inc., Gtd. Notes	B3	10.25%	03/15/14	800	818,000

Semiconductors — 0.9%
Freescale Semiconductor, Inc., Sr. Notes, 144A	B1	8.875%	12/15/14	525	523,031
Freescale Semiconductor, Inc., Sr. Notes, 144A	B1	9.125%	12/15/14	875	869,532
Sensata Technologies BV, Sr. Notes (Netherlands)	Caa1	8.00%	05/01/14	1,025	984,000

					2,376,563

Technology — 1.0%
Sanmina-SCI Corp., Sr. Sub. Notes	B2	8.125%	03/01/16	900	870,750
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125%	08/15/13	1,750	1,837,500

					2,708,250

Telecommunications — 11.5%
American Cellular Corp., Sr. Notes	B3	10.00%	08/01/11	875	925,313
Cincinnati Bell, Inc., Sr. Sub. Notes	B2	8.375%	01/15/14	1,700	1,746,750
Citizens Communications Co., Sr. Notes	Ba2	9.00%	08/15/31	1,025	1,112,125
Citizens Communications Co., Sr. Notes, 144A	Ba2	7.875%	01/15/27	500	505,000
Hawaiian Telecom Communications, Inc., Gtd. Notes	B3	9.75%	05/01/13	1,300	1,303,250
Insight Midwest LP/Insight Capital, Inc., Sr. Notes	B2	9.75%	10/01/09	675	685,969
Intelsat Bermuda Ltd., Gtd. Notes (Bermuda)	B2	9.25%	06/15/16	1,075	1,155,625
Intelsat Corp., Gtd. Notes (Bermuda)	B2	9.00%	06/15/16	500	529,375
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)(c)	B2	10.484%	01/15/12	800	807,000
Intelsat Subsidiary Holding Co. Ltd., Sr. Notes (Bermuda)	B2	8.25%	01/15/13	1,350	1,370,250
Intelsat Subsidiary Holding Co. Ltd., Sr. Notes (Bermuda)	B2	8.625%	01/15/15	75	78,000
Mobile Telesystems Finance SA, Gtd. Notes (Luxembourg)	Ba3	8.375%	10/14/10	500	525,350
Mobile Telesystems Finance SA, Gtd. Notes, 144A (Luxembourg)	Ba3	8.00%	01/28/12	350	366,625
Nordic Telephone Co. Holdings ApS, Sr. Notes, 144A (Denmark)	B2	8.875%	05/01/16	1,300	1,391,000
Nortel Networks Ltd., Gtd. Notes, 144A (United Kingdom)	B3	10.125%	07/15/13	500	540,000
Nortel Networks Ltd., Gtd. Notes, 144A (Canada)	B3	10.75%	07/15/16	275	300,781
Northwestern Bell Telephone, Debs.	Ba1	7.75%	05/01/30	750	759,375
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.25%	02/15/11	150	153,188

SEE NOTES TO FINANCIAL STATEMENTS.

B27

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (cont’d.)
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.90%	08/15/10	$500	$520,625
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%	02/15/14	5,430	5,592,900
Qwest Corp., Debs.	Ba1	7.50%	06/15/23	500	503,750
Qwest Corp., Notes	Ba1	8.875%	03/15/12	2,350	2,617,312
Qwest Corp., Sr. Notes	Ba1	7.625%	06/15/15	875	936,250
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba1	7.50%	03/15/15	1,585	1,719,725
Rural Cellular Corp., Sr. Notes	B3	9.875%	02/01/10	1,450	1,542,437
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%	02/15/14	2,250	2,404,687
Wind Acquisition Finance SA, Gtd. Notes, 144A (Luxembourg)	B2	10.75%	12/01/15	600	682,500
Windstream Corp., Sr. Notes	Ba3	8.625%	08/01/16	650	711,750

					31,486,912

Telecommunications – Cellular — 0.5%
Nextel Communications, Inc., Gtd. Notes	Baa3	7.375%	08/01/15	1,350	1,384,324

Tobacco — 0.7%
Reynolds American, Inc., Gtd. Notes	Ba3	7.75%	06/01/18	1,065	1,130,553
Reynolds American, Inc., Gtd. Notes, 144A	Ba3	7.625%	06/01/16	675	715,185

					1,845,738

Transportation — 1.2%
Hertz Corp., Sr. Notes, 144A	B1	8.875%	01/01/14	1,575	1,649,812
Horizon Lines LLC, Gtd. Notes	B3	9.00%	11/01/12	1,671	1,754,550

					3,404,362

Utilities — 7.0%
AES Corp., Sec’d. Notes, 144A	Ba3	8.75%	05/15/13	1,900	2,035,375
CMS Energy Corp., Sr. Notes	Ba3	2.875%	12/01/24	325	417,219
CMS Energy Corp., Sr. Unsec’d. Notes	Ba3	6.875%	12/15/15	700	722,750
Homer City Funding LLC, Gtd. Notes	Ba2	8.734%	10/01/26	1,466	1,686,187
Midwest Generation LLC, Pass-Through Certs.	Ba2	8.56%	01/02/16	1,106	1,219,487
Midwest Generation LLC, Sec’d. Notes	Ba2	8.75%	05/01/34	1,000	1,085,000
NGC Corp., Debs.	B2	7.125%	05/15/18	500	487,500
NRG Energy, Inc., Gtd. Notes	B1	7.25%	02/01/14	725	730,437
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16-01/15/17	3,375	3,390,437
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11	1,000	1,075,000
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-Through Certs.	Ba2	9.237%	07/02/17	371	415,379
Reliant Energy, Inc., Sec’d. Notes	B2	6.75%	12/15/14	2,075	2,028,312
Sierra Pacific Resources, Sr. Notes	B1	6.75%	08/15/17	800	784,648
Sierra Pacific Resources, Sr. Notes	B1	8.625%	03/15/14	1,300	1,395,757
South Point Energy Center LLC/Broad River Energy LlLC/Rockgen Energy LLC, Gtd. Notes, 144A(i)	D(d)	8.40%	05/30/12	1,030	994,013
Tenaska Alabama Partners LP, Sec’d. Notes, 144A	Ba2	7.00%	06/30/21	800	794,125

					19,261,626

Waste Management — 1.2%
Allied Waste North America, Gtd. Notes	B2	7.125%	05/15/16	1,125	1,113,750
Allied Waste North America, Sr. Notes	B2	7.25%	03/15/15	2,250	2,252,813

					3,366,563

TOTAL CORPORATE BONDS (cost $239,581,768)					244,851,592

COMMON STOCK				Shares
Financial Services
Aircraft Statutory Trust (Certificates of Benefical Interest from U.S. Airways Group, Inc., 1993 A Pass-Through Cert.) (cost $—)(g)*				850,554	85

SEE NOTES TO FINANCIAL STATEMENTS.

B28

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

PREFERRED STOCK — 0.2%				Shares	Value (Note 2)
Oil & Gas Exploration/Production — 0.2%
Chesapeake Energy Corp., 4.5%, CVT (cost $399,676)				4,000	$384,400

U.S. TREASURY OBLIGATION (k) — 1.5%		Interest Rate	Maturity Date	Principal Amount (000)#
U.S. Treasury Bonds (cost $4,197,963)		7.50%	11/15/16	$3,425	4,161,909

TOTAL LONG-TERM INVESTMENTS (cost $260,480,320)					266,027,701

SHORT-TERM INVESTMENTS — 3.7%				Shares
Affiliated Money Market Mutual Fund — 1.4%
Dryden Core Investment Fund — Taxable Money Market Series (cost $3,882,061)(w) (Note 4)				3,882,061	3,882,061

COMMERCIAL PAPER — 1.2%	Moody’s Ratings (Unaudited)			Principal Amount (000)#
Societe Generale (cost $3,196,737)	A1+(d)	5.245%	01/08/07	$3,200	3,196,746

REPURCHASE AGREEMENT — 1.1%
U.S. Treasury Repurchase Agreement, repurchase price of $3,001,617, due 01/02/07 (cost $3,000,000; The value of the collateral including accrued interest was $3,060,542. The collateral consists of U.S. Treasury Notes.)		4.85%	01/02/07	3,000	3,000,000

U.S. TREASURY OBLIGATIONS(k)(n)
U.S. Treasury Bills		4.803%	03/15/07	50	49,523
U.S. Treasury Bills		4.805%	03/15/07	70	69,332

TOTAL U.S. TREASURY OBLIGATIONS (cost $118,831)					118,855

TOTAL SHORT-TERM INVESTMENTS (cost $10,197,629)					10,197,662

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 100.7% (cost $270,677,949; Note 6)					276,225,363

				Notional Amount (000)
OUTSTANDING OPTIONS WRITTEN
Put Options
U.S. Treasury Note Futures, Expiring 02/23/2007, Strike Price $106
(Premium received $11,577)				3,400	(6,906)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 100.7% (cost $270,666,372; Note 6)					276,218,457
LIABILITIES IN EXCESS OF OTHER ASSETS(u) — (0.7)%					(1,787,045)

NET ASSETS — 100.0%					$274,431,412

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
EUR	Euro

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

B29

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Securities segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(u)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swap agreements as follows:

Securities or a portion thereof with an aggregate market value of $297,132 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2006.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized (Depreciation)
Long Positions:
94	90 Day Euro Dollar	Dec 07	$22,373,263	$22,336,750	$(36,513)
62	10 Year U.S. Treasury Notes	Mar 07	6,719,250	6,663,063	(56,187)

					$(92,700)

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Sale Contracts	Value at Settlement Date	Current Value	Unrealized Appreciation
EUR 4,601,000 expiring 01/23/07	$6,148,753	$6,081,353	$67,400

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
UBS AG(1)	12/19/08	300,000	5.00%	3 month LIBOR	$(275)
Lehman Brothers, Inc.(2)	06/20/17	1,100,000	5.00%	3 month LIBOR	25,252
Duetsche Bank(1)	12/19/08	7,100,000	5.00%	3 month LIBOR	(6,933)
Goldman Sachs(1)	12/19/08	1,300,000	5.00%	3 month LIBOR	(1,478)

					$16,566

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Bank of America(1)	03/20/07	2,000,000	2.20%	Abitibi-Consolidated, Inc., 8.55%, due 08/01/10	$4,498
Merrill Lynch International(1)	06/20/07	800,000	0.95%	AES Corp., 8.75%, due 06/15/08	2,972
Merrill Lynch International(1)	06/20/07	400,000	0.95%	AES Corp., 8.75%, due 06/15/08	1,487
Bank of America(1)	03/20/07	2,000,000	2.35%	ArvinMeritor, Inc., 8.75%, 03/01/12	7,408
Morgan Stanley Capital Services, Inc.(1)	09/20/07	500,000	2.45%	Bombardier, Inc., 6.75%, due 05/01/12	7,554
Credit Suisse International(2)	12/20/11	500,000	1.68%	DirectTV, 8.375%, due 03/15/13	499
Bank of America(2)	12/20/11	10,000,000	3.25%	Dow Jones CDX IG4 Index	(226,694)
Duetsche Bank(2)	12/20/11	7,000,000	3.25%	Dow Jones CDX IG4 Index	(154,526)

SEE NOTES TO FINANCIAL STATEMENTS.

B30

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.(2)	12/20/11	1,000,000	3.25%	Dow Jones CDX NA HY7 Index	$(14,865)
JPMorgan Chase Bank, N.A.(1)	06/20/07	2,000,000	3.40%	Ford Motor Credit Co., 7.00%, due 10/01/13	30,740
JPMorgan Chase Bank, N.A.(1)	09/20/07	1,000,000	2.20%	Ford Motor Credit Co., 7.00%, due 10/01/13	12,649
Morgan Stanley Capital Services, Inc.(1)	04/20/11	1,500,000	1.05%	JSC "GAZPROM", 9.125%, due 04/25/07	24,314
JPMorgan Chase Bank, N.A.(1)	03/20/07	2,000,000	7.80%	Lear Corp., Series B, 8.11%, due 05/15/09	37,298

					$(266,666)

(1)	Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.
(2)	Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Telecommunications	11.5%
Financials	10.7
Oil & Gas Exploration/Production	9.3
Utilities	7.0
Hospitals/Hospital Management	6.2
Bank Notes	6.1
Cable	4.5
Gaming	3.8
Forest & Paper Products	3.7
Chemicals	3.2
Retail	2.7
Automotive	2.7
Media	2.5
Containers	1.7
U.S. Treasury Obligation	1.5
Affiliated Money Market Mutual Fund	1.4
Aerospace & Defense	1.3
Real Estate Investment Trusts	1.3
Transportation	1.2
Waste Management	1.2
Commercial Paper	1.2
Distribution/Wholesale	1.1
Repurchase Agreements	1.1
Metals & Mining	1.0
Food & Beverage	1.0
Technology	1.0
Printing & Publishing	1.0
Semiconductors	0.9
Foods	0.9
Electronic Components	0.8
Tobacco	0.7
Apparel	0.7
Machinery	0.6
Containers & Packaging	0.6
Telecommunications — Cellular	0.5
Office Equipment	0.5
Diversified	0.5

Industry
Advertising	0.4
Real Estate Management & Development	0.4
Personell Services	0.4
Automotive Parts	0.3
Retail & Merchandising	0.3
Diversified Operations	0.3
Airlines	0.2
Diversified Financial Services	0.2
Healthcare Services	0.2
Entertainment	0.2
Capital Goods — Others	0.1
Industrial	0.1

100.7
Liabilities in excess of other assets	(0.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B31

SP PIMCO TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 144.2%	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 3.9%
Arkle Master Issuer PLC, Series 2006-1A, Class1A, 144A(c)	Aaa	5.33%	11/19/07	$4,500	$4,507,759
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A1(c)	Aaa	5.625%	09/25/34	2,258	2,256,622
Chase Credit Card Master Trust, Series 2004-2, Class A(c)	Aaa	5.39%	09/15/09	1,295	1,295,274
Citibank Credit Card Issuance Trust, Series 2003-A4, Class A4(c)	Aaa	5.435%	03/20/09	8,300	8,301,685
Countrywide Asset-Backed Certificates, Series 2006-SD1, Class A1, 144A	AAA(d)	5.51%	04/25/36	2,486	2,487,042
Honda Auto Receivables Owner Trust, Series 2006-1, Class A2	Aaa	5.10%	09/18/08	13,612	13,602,832
Master Asset Backed Securities Trust, Series 2006-AM3, Class A1(c)	Aaa	5.38%	10/27/36	1,721	1,720,769
MBNA Credit Card Master Note Trust, Series 2004-A7, Class A7(c)	Aaa	5.45%	12/15/11	2,000	2,005,484
Morgan Stanley ABS Capital I, Series 2006-HE4 Class A1(c)	Aaa	5.39%	06/25/36	824	823,528
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1(c)	Aaa	5.37%	11/25/36	1,912	1,911,694
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A2	Aaa	5.18%	11/15/11	15,300	15,291,961
Structured Asset Securities Corp., Series 2006-BC3, Class A2(c)	Aaa	5.37%	10/25/36	7,051	7,048,961

TOTAL ASSET-BACKED SECURITIES (cost $61,271,959)					61,253,611

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.2%
Argent Securities, Inc., Series 2005-W3, Class A2A(c)	Aaa	5.45%	11/25/35	804	804,228
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A(c)	Aaa	5.38%	11/25/36	1,625	1,625,601
Banc of America Mortgage Securities, Inc., Series 2004-2, Class 5A1	Aaa	6.50%	10/25/31	262	263,664
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	5.63%	02/25/33	517	516,179
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2	Aaa	5.39%	05/25/35	3,861	3,848,188
Brazos Student Loan Finance Corp., Series 1998-A, Class A2(c)	Aaa	5.96%	06/01/23	71	71,556
Conseco Finance Securitizations Corp., Series 2001-4, Class A3	Baa2	6.09%	09/01/33	9	8,716
Countrywide Alternative Loan Trust, Series 2006-OA19, Class: A1A	Aaa	5.53%	12/25/46	7,496	7,522,144
Countrywide Alternative Loan Trust, Series 2006-OA20, Class A1	Aaa	5.50%	01/25/46	5,300	5,309,138
Federal National Mortgage Assoc., Series 2001-29, Class Z	Aaa	6.50%	07/25/31	312	317,120
Fremont Home Loan Trust, Series 2005-E, Class 2A1(c)	Aaa	5.44%	01/25/36	1,348	1,348,744
Government Lease Trust, Series 1999-C1A, Class B2, 144A	AAA(d)	4.00%	05/18/11	1,500	1,436,751
Government National Mortgage Assoc., Series 2000-14, Class F(c)	Aaa	5.97%	02/16/30	24	24,036
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A(c)	Aaa	5.43%	10/25/46	4,371	4,372,099
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1(c)	AAA(d)	4.54%	10/25/35	6,449	6,334,580
Harborview Mortgage Loan Trust, Series: 2006-122 Class: A1A1(c)	Aaa	5.44%	12/19/36	2,796	2,800,411
Impac Secured Assets CMN Owner Trust, Series 2006-4, Class A2A(c)	Aaa	5.40%	12/25/36	489	489,209
Indymac ARM Trust, Series 2001-H2, Class A1(c)	Aaa	6.511%	01/25/32	8	8,050
Master Asset Securitization Trust, Series 2003-7, Class 1A2	AAA(d)	5.50%	09/25/33	2,711	2,667,373
Mellon Residential Funding Corp., Series 1999-TBC2, Class A3(c)	AAA(d)	6.406%	07/25/29	23	22,990
Merrill Lynch Floating Trust, Series 2006-1, Class A1, 144A(c)	Aaa	5.42%	06/15/22	1,816	1,816,770
Quest Trust, Series 2004-X2, Class A1, 144A(c)	Aaa	5.91%	06/25/34	390	390,862
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1	Aaa	6.50%	03/25/32	641	644,382
Washington Mutual Series 2002-AR17, Class 1A(c)	Aaa	6.03%	11/25/42	1,575	1,580,159
Washington Mutual, Inc., Series 2003-R1, Class A1(c)	Aaa	5.62%	12/25/27	12,373	12,370,739
Washington Mutual, Inc., Series 2002-AR2, Class A(c)	Aaa	5.60%	02/27/34	1,178	1,180,645
Washington Mutual, Inc., Series 2003-AR1, Class 2A(c)	Aaa	5.381%	02/25/33	157	156,697
Washington Mutual, Inc., Series 2005-AR13, Class A1A1(c)	Aaa	5.64%	10/25/45	5,188	5,195,270
Washington Mutual, Inc., Series 2006-AR17, Class 1A1A(c)	Aaa	5.568%	12/25/46	2,797	2,806,082
Washington Mutual, Inc., Series 2007-AR17, Class 2A(c)	Aaa	5.882%	12/25/46	704	709,586

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $66,717,883)					66,641,969

CORPORATE BONDS — 18.0%
Aerospace — 0.1%
Goodrich Corp., Notes	Baa3	6.29%	07/01/16	2,200	2,261,666

Airlines
United AirLines, Inc., Pass Thru Certificates(g)	NR	Zero	01/21/17	118	8,248

SEE NOTES TO FINANCIAL STATEMENTS.

B32

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Automobile Manufacturers — 1.1%
DaimlerChrysler NA Holding Corp., Gtd. Notes(c)	Baa1	5.60%	03/07/07	$11,300	$11,301,774
DaimlerChrysler NA Holding Corp., Gtd. Notes(c)	Baa1	5.79%	03/13/09	3,500	3,503,346
DaimlerChrysler NA Holding Corp., Notes	Baa1	5.75%	09/08/11	3,400	3,391,425

					18,196,545

Building Materials — 0.4%
Lennar Corp., Gtd. Notes	Baa2	5.95%	10/17/11	5,000	5,029,590
Pulte Homes, Inc. Sr. Unsec’d. Notes	Baa3	6.25%	02/15/13	600	609,046

					5,638,636

Diversified — 1.7%
C10 Capital SPV Ltd., Debs., 144A	BBB-(d)	6.722%	12/31/49	5,300	5,305,811
General Electric Co., Unsec’d. Notes(c)	Aaa	5.393%	12/09/08	6,832	6,836,024
iStar Financial, Inc., Sr Unsec’d Notes	Baa2	5.80%	03/15/11	1,000	1,003,498
Siemens Financieringsmat, Notes, 144A (Netherlands)(c)	Aa3	5.424%	08/14/09	14,700	14,700,324

					27,845,657

Financial - Bank & Trust — 6.1%
Goldman Sachs Group, Inc., Notes(c)	Aa3	5.455%	12/22/08	15,300	15,317,564
HSBC Bank USA NA, Sr. Notes(c)	Aa2	5.435%	09/21/07	2,300	2,302,031
Norddeutsche Landesbank Girozentrale, Notes (Germany)	Aaa	0.45%	01/19/09	JPY 2,456,000	20,504,221
NRW.Bank, Gtd. Notes (Japan)	Aa1	0.05%	03/20/07	JPY 50,000	419,851
Rabobank Nederland, Notes (Netherlands)	Aaa	0.20%	06/20/08	569,000	4,740,154
Rabobank Nederland, Sr. Notes, 144A (Netherlands)(c)	Aaa	5.394%	01/15/09	6,700	6,701,059
Resona Bank Ltd., Notes, 144A	Baa1	5.85%	09/29/49	4,000	3,905,828
Royal Bank of Scotland Group PLC, Sr. Notes, 144A (United Kingdom)(c)	Aa2	5.365%	12/21/07	23,000	23,017,526
Santander US Debt SA Unipersonal, Gtd. Notes, 144A(c)	Aa3	5.428%	02/06/09	15,500	15,515,795
Vornado Realty LP, Sr. Unsec’d. Notes	Baa2	5.60%	02/15/11	1,000	997,896
VTB Capital SA, Sr. Notes, 144A(c)	A2	5.97%	08/01/08	3,700	3,701,850

					97,123,775

Financial Services — 2.9%
Citi Financial, Inc., Notes	Aa1	6.625%	06/01/15	600	644,571
Citigroup, Inc., Unsec’d. Notes(c)	Aa1	5.416%	01/30/09	2,700	2,700,891
General Electric Capital Corp., Sr. Unsec’d. Notes(c)	Aaa	5.38%	10/24/08	20,300	20,306,476
Morgan Stanley, Sr. Notes(c)	Aa3	5.485%	02/09/09	15,400	15,424,393
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	7.375%	12/15/14	300	330,300
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	02/01/22	500	618,000
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.125%	10/13/10	2,000	2,243,000
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.25%	03/30/18	1,700	2,143,700
Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands)	Baa1	5.265%	06/15/11	2,223	2,162,824

					46,574,155

Gaming — 0.7%
Caesars Entertainment Inc., Sr. Sub. Notes	Ba1	9.375%	02/15/07	5,215	5,228,038
Mandalay Resort Group, Sr. Sub. Notes	B1	10.25%	08/01/07	4,200	4,299,750
MGM Mirage, Inc., Gtd. Notes	B1	9.75%	06/01/07	1,100	1,113,750

					10,641,538

Insurance — 0.5%
ASIF III Jersey Ltd., Sec’d. Notes (Japan)	Aa2	0.95%	07/15/09	JPY 875,000	7,325,898

Media — 1.5%
Time Warner, Inc., Gtd. Notes	Baa2	5.606%	11/13/09	23,200	23,215,057

Oil, Gas & Consumable Fuels — 0.6%
El Paso Corp., Sr. Notes	B2	7.00%	05/15/11	200	207,500
El Paso Corp., Sr. Notes	B2	7.80%	08/01/31	1,050	1,147,125
El Paso Corp., Sr. Unsec’d. Notes	B2	7.625%	08/16/07	100	98,125
Transocean, Inc., Notes	Baa1	5.566%	09/05/08	7,800	7,804,703

					9,257,453

SEE NOTES TO FINANCIAL STATEMENTS.

B33

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Paper & Forest Products — 0.3%
Georgia-Pacific Corp., Gtd. Notes, 144A	Ba3	7.00%	01/15/15	$900		$897,750
Georgia-Pacific Corp., Gtd. Notes, 144A	Ba3	7.125%	01/15/17	1,300		1,296,750
Georgia-Pacific Corp., Notes	B2	7.75%	11/15/29	3,000		2,992,500

						5,187,000

Retail & Merchandising — 0.2%
CVS Corp., Sr. Unsec’d Notes	Baa2	5.75%	08/15/11	3,700		3,744,496

Telecom - Integrated/Services — 0.5%
BellSouth Corp., Sr. Unsec’d. Notes(c)	A2	5.474%	08/15/08	7,200		7,204,190

Telecommunications — 1.1%
Nippon Telegraph & Telephone Corp., Notes (Japan)	Aa1	2.50%	07/25/07	JPY 667,000		5,662,738
Qwest Corp., Notes, 144A	Ba1	8.875%	03/15/12	1,650		1,837,688
Qwest Corp., Sr. Notes	Ba1	7.625%	06/15/15	7,000		7,490,000
Verizon Global Funding Corp., Sr. Notes	A3	5.85%	09/15/35	2,500		2,394,367

						17,384,793

Tobacco — 0.3%
Reynolds American, Inc., Gtd. Notes	Ba3	7.625%	06/01/16	4,000		4,238,136

TOTAL CORPORATE BONDS (cost $284,596,881)						285,847,243

FOREIGN GOVERNMENT BONDS — 1.4%
Federal Republic of Brazil (Brazil)	Ba2	7.125%	01/20/37	200		214,900
Federal Republic of Brazil (Brazil)	Ba2	7.875%	03/07/15	75		83,550
Federal Republic of France (France)	Aaa	4.00%	12/31/49	EUR 1,400		1,822,005
Federal Republic of Panama (Panama)	Ba1	8.875%	09/30/27	750		952,500
Federal Republic of Peru (Peru)	Ba3	9.125%	01/15/08	400		415,200
French Treasury Notes (France)	Aaa	2.25%	03/12/07	EUR 1,400		1,843,129
Japan Bank International Corp. (Japan)	Aaa	0.35%	03/19/08	JPY 350,000		2,930,771
Russian Federation (Russia)	Baa2	5.00%	03/31/30	10		11,289
United Kingdom Treasury Stock (United Kingdom)	Aaa	4.25%	03/07/11	GBP 5,900		11,205,680
United Kingdom Treasury Stock (United Kingdom)	Aaa	5.75%	12/07/09	GBP 1,700		3,383,157

TOTAL FOREIGN GOVERNMENT BONDS (cost $22,189,400)						22,862,181

MUNICIPAL BONDS — 1.4%
Georgia State Road & Tollway Authority	Aaa	5.00%	03/01/21	700		735,714
Golden State Tobacco Securitization Corp., Series A1	Baa3	6.25%	06/01/33	2,500		2,792,625
Golden State Tobacco Settlement Revenue Bonds	Baa3	6.75%	06/01/39	2,000		2,289,840
Honolulu Hawaii City & County	Aaa	5.00%	07/01/23	3,075	(i)	3,260,392
Massachusetts Water Resources Authority, Series J	Aaa	5.00%	08/01/32	2,500	(i)	2,621,450
Pierce County School District No. 3	Aaa	5.00%	12/01/23	3,000	(i)	3,173,160
Salt River Project Agricultural Improvement & Power District, Series B	Aa1	4.75%	01/01/32	1,000	(i)	1,023,590
Salt River Project Agricultural Improvement & Power District, R1B, Series 1076, 144A(c)	AA(d)	5.32%	01/01/32	500		523,590
Tobacco Settlement Financing Corp.	A1	5.50%	06/01/15	2,000		2,112,240
Tobacco Settlement Financing Corp.	Baa3	6.125%	06/01/32	1,205		1,293,748
Tobacco Settlement Financing Corp.	Baa3	6.25%	06/01/42	400		431,836
Tobacco Settlement Financing Corp.	Baa3	6.375%	06/01/32	2,000		2,249,260

TOTAL MUNICIPAL BONDS (cost $20,630,629)						22,507,445

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 77.3%
Federal Home Loan Mortgage Corp.		4.00%	09/01/18	744		702,502
Federal Home Loan Mortgage Corp.		4.50%	11/01/35	945		885,609
Federal Home Loan Mortgage Corp.		5.00%	09/01/35-01/01/37	57,360		55,365,534
Federal National Mortgage Assoc.		4.00%	07/01/18 03/01/20	80,573		75,948,803
Federal National Mortgage Assoc.		4.50%	06/01/20-06/01/36	95,533		90,505,136
Federal National Mortgage Assoc.		5.00%	12/01/18-03/01/36	67,433		65,134,411
Federal National Mortgage Assoc.		5.218%	06/01/35	2,401		2,399,085
Federal National Mortgage Assoc.		5.50%	09/01/32-01/01/37	379,221		375,032,762

SEE NOTES TO FINANCIAL STATEMENTS.

B34

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (cont’d.)
Federal National Mortgage Assoc.		5.56%	05/01/36	$100	$100,312
Federal National Mortgage Assoc.		5.775%	10/01/36	367	369,548
Federal National Mortgage Assoc.		6.00%	04/01/16-01/01/37	410,727	413,461,811
Federal National Mortgage Assoc.		6.339%	12/01/36	2,296	2,319,046
Federal National Mortgage Assoc.		6.50%	TBA	9,000	9,168,750
Government National Mortgage Assoc.		6.00%	01/22/37	136,000	137,870,000
Government National Mortgage Assoc.		4.50%	09/15/33	42	39,346
Government National Mortgage Assoc.		5.375%	04/20/25-05/20/25	59	59,188
Government National Mortgage Assoc.		5.75%	08/20/24-08/20/27	190	192,521
Government National Mortgage Assoc.		9.00%	07/15/30-08/15/30	2	2,505

TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (cost $1,238,500,487)					1,229,556,869

U.S. TREASURY OBLIGATIONS — 38.0%
U.S. Treasury Inflationary Bonds, TIPS		0.875%	04/15/10	46,300	46,754,747
U.S. Treasury Inflationary Bonds, TIPS		2.00%	07/15/14	23,400	24,313,342
U.S. Treasury Inflationary Bonds, TIPS		2.00%	01/15/26	5,700	5,450,143
U.S. Treasury Inflationary Bonds, TIPS		2.375%	04/15/11	5,100	5,164,207
U.S. Treasury Bonds		3.375%	01/15/07	46,700	59,376,744
U.S. Treasury Bonds		3.625%	01/15/08	25,400	32,064,195
U.S. Treasury Bonds		4.50%	02/28/11	13,050	12,953,652
U.S. Treasury Notes		3.25%	01/15/09	4,300	4,172,342
U.S. Treasury Notes		3.375%	02/15/08	660	648,476
U.S. Treasury Notes		3.50%	02/15/10	3,200	3,087,501
U.S. Treasury Notes		3.625%	01/15/10	5,200	5,039,533
U.S. Treasury Notes		3.75%	05/15/08	1,100	1,083,157
U.S. Treasury Notes		3.875%	09/15/10	3,880	3,771,632
U.S. Treasury Notes		4.00%	04/15/10	1,700	1,663,477
U.S. Treasury Notes		4.25%	10/15/10-11/15/14	18,090	17,564,446
U.S. Treasury Notes		4.375%	11/15/08	120,600	119,629,532
U.S. Treasury Notes		4.50%	11/15/15	6,600	6,498,419
U.S. Treasury Notes		4.625%	11/15/16	43,900	43,611,928
U.S. Treasury Notes		4.75%	03/31/11	41,200	41,269,216
U.S. Treasury Notes		4.875%	07/31/11-08/15/16	92,900	93,721,020
U.S. Treasury Notes		5.125%	06/30/11-05/15/16	16,600	16,913,034
U.S. Treasury Notes		6.25%	05/15/30	18,100	21,561,625
U.S. Treasury Notes		8.125%	08/15/19	7,800	10,190,575
U.S. Treasury Strips		Zero	05/15/14-02/15/22	42,600	27,941,361

TOTAL U.S. TREASURY OBLIGATIONS (cost $609,557,128)					604,444,304

WARRANTS			Expiration Date	Units
United Mexican State, Series E (Mexico)* (cost $0)			06/01/07	1,000,000	14,500

TOTAL LONG-TERM INVESTMENTS (cost $2,303,464,367)					2,293,128,122

SHORT-TERM INVESTMENTS — 16.4%			Maturity Date	Principal Amount (000)#
FOREIGN GOVERNMENT SECURITIES — 6.1%
Bundesobligation (Germany)	Aaa	4.00%	02/16/07	$37,230	49,160,997
Bundesrepublic Deutschland, Bonds (Germany)	Aaa	6.00%	01/04/07	36,360	47,992,032

TOTAL FOREIGN GOVERNMENT SECURITIES (cost $94,693,858)					97,153,029

FOREIGN TREASURY BILLS(n) — 5.8%
Dutch Discount Treasury Bill (Netherlands)		3.42%	02/28/07	EUR 60,560	79,511,031
French Discount Treasury Bill (France)		3.16%	02/01/07	EUR 10,000	13,162,827

TOTAL FOREIGN TREASURY BILLS (cost $92,027,670)					92,673,858

SEE NOTES TO FINANCIAL STATEMENTS.

B35

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

SHORT-TERM INVESTMENTS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 2.9%
Dryden Core Investment Fund — Taxable Money Market Series (cost $45,350,561)(w)				45,350,561	$45,350,561

				Principal Amount (000)#
COMMERCIAL PAPER (n) — 0.5%
Time Warner, Inc. (cost $7,871,613)	A2	5.39%	01/25/07	$7,900	7,872,085

CERTIFICATE OF DEPOSIT — 0.4%
Skandinavia Enskilda BK/NY (cost $6,598,189)		5.30%	10/03/07	6,600	6,598,502

U.S. TREASURY OBLIGATIONS (n) — 0.3%
U.S. Treasury Bills(k)		4.81%	03/15/07	500	495,232
U.S. Treasury Bills(k)		4.805%	03/15/07	5,040	4,991,939
U.S. Treasury Bills(k)		4.807%	03/15/07	50	49,523

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,535,360)					5,536,694

				Notional Amounts (000)
OUTSTANDING OPTIONS PURCHASED* — 0.4%
Call Options — 0.4%
Eurodollar Futures, expiring 09/14/2007, Strike Price$95.00				945,000	885,937
Eurodollar Futures, expiring 09/14/2007, Strike Price$95.25				1,647,000	1,029,375
Eurodollar Futures, expiring 09/17/2007, Strike Price$95.00				88,000	40,700
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 4.90%				161,900	483,522
Swap on 3 Month LIBOR, expiring 05/02/2008 @ 5.75%				7,800	633,586
Swap on 3 Month LIBOR, expiring 04/27/2009 @ 5.75%				9,800	872,445
Swap on 3 Month LIBOR, expiring 12/20/2007 @ 5.00%				82,100	500,853
Swap on 3 Month LIBOR, expiring 06/15/2007 @ 5.00%				GBP 72,100	60,167
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 5.37%				132,100	1,039,495
Swap on 6 Month LIBOR, expiring 09/14/2007 @ 5.17%				GBP 17,500	45,643
U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price$113.00				35,000	5,469
U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price$115.00				50,000	7,813

					5,605,005

Put Options
Eurodollar Futures, expiring 03/17/2008, Strike Price$91.75				1,650,000	10,312
Eurodollar Futures, expiring 06/18/2007, Strike Price$91.25				707,000	4,419
Eurodollar Futures, expiring 09/17/2007, Strike Price$90.25				645,000	4,031
Eurodollar Futures, expiring 09/17/2007, Strike Price$90.50				1,614,000	10,087
Eurodollar Futures, expiring 12/17/2007, Strike Price$91.25				720,000	4,500
Eurodollar Futures, expiring 12/17/2007, Strike Price$91.75				798,000	4,988
FNCL, expiring 02/05/2007, Strike Price$95.50				65,000	1,429
FNCL, expiring 03/06/2007, Strike Price$90.00				2,000	110
FNCL, expiring 03/06/2007, Strike Price$91.00				2,000	128
Swap on 3 Month LIBOR, expiring 05/02/2008 @ 6.00%				4,500	35,505
Swap on 3 Month LIBOR, expiring 04/27/2009 @ 6.25%				13,100	238,918
U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price$102.50				159,200	24,875
U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price$103.00				124,900	39,031

					378,333

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $6,611,205)					5,983,338

TOTAL SHORT-TERM INVESTMENTS (cost $258,688,456)					261,168,067

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT—160.6% (cost $2,562,152,823)					2,554,296,189

SEE NOTES TO FINANCIAL STATEMENTS.

B36

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

INVESTMENTS SOLD SHORT — (34.7)%	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Short Sales — (34.7)%
Federal National Mortgage Assoc.		5.00%	01/11/37	$49,000	$(47,300,288)
Federal National Mortgage Assoc.		5.50%	02/12/37	377,600	(372,997,811)
Federal National Mortgage Assoc.		5.50%	01/18/21	13,200	(13,195,882)
U.S. Treasury Bonds		9.00%	11/15/18	950	(1,306,324)
U.S. Treasury Notes		3.25%	01/15/09	4,300	(4,172,342)
U.S. Treasury Notes		3.625%	05/15/13	1,800	(1,696,008)
U.S. Treasury Notes		4.00%	02/15/14	6,600	(6,317,698)
U.S. Treasury Notes		4.375%	08/15/12	81,700	(80,525,562)
U.S. Treasury Notes		4.75%	05/15/14	24,200	(24,262,388)

TOTAL SHORT SALES (proceeds received $555,277,750)					(551,774,303)

				Notional Amounts (000)
OUTSTANDING OPTIONS WRITTEN* — (0.1)%
Call Options — (0.1)%
Swap on 3 Month LIBOR, expiring 07/05/2007 @ 5.00%				70,600	(574,205)
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 5.50%				43,300	(1,156,370)
Swap on 3 Month LIBOR, expiring 12/20/2007 @ 5.15%				35,700	(542,515)
Swap on 3 Month LIBOR, expiring 06/15/2007 @ 4.85%			GBP	20,600	(99,186)
Swap on 6 Month LIBOR, expiring 09/14/2007 @ 4.85%			GBP	5,000	(45,830)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $2,044,259)					(2,418,106)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND SHORT SALES — 125.8% (cost $2,004,830,814; Note 6)					2,000,103,780
LIABILITIES IN EXCESS OF OTHER ASSETS (Note 1)(x) — (25.8)%					(409,809,719)

NET ASSETS — 100.0%					$1,590,294,061

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	Securities Purchased on a Forward Commitment Basis
TIPS	Treasury Inflation Protected Securities
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $4,787,500 and $4,787,500, respectively.

(k)	Securities segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

B37

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Securities or a portion thereof with an aggregate market value of $6,566,853 have been segregated with the custodian to cover margin requirements for future contracts open at December 31, 2006.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Long Positions:
135	90 Day Euro Dollar	Jun 07	$32,070,938	$31,984,875	$(86,063)
3,121	90 Day Euro Dollar	Sep 07	740,927,903	740,574,288	(353,615)
1,296	90 Day Euro Dollar	Dec 07	308,472,550	307,962,000	(510,550)
334	90 Day Euro Dollar	Mar 08	79,538,550	79,416,850	(121,700)
1,077	90 Day Euro Dollar	Jun 08	256,749,575	256,150,987	(598,588)
179	90 Day Euro Dollar	Sep 08	42,673,600	42,579,625	(93,975)
71	90 Day Euro Dollar	Dec 08	16,878,474	16,888,237	9,763
957	90 Day Euro EURIBOR	Jun 07	303,565,869	303,014,207	(551,662)
236	90 Day Sterling	Jun 07	54,715,528	54,583,635	(131,893)
583	90 Day Sterling	Sep 07	135,189,043	134,854,351	(334,692)
510	90 Day Sterling	Dec 07	118,197,579	117,981,125	(216,454)
3,154	5 Year U.S. Treasury Notes	Mar 07	333,067,876	331,367,126	(1,700,750)

					(4,690,179)

Short Positions:
2,498	10 Year U.S. Treasury Notes	Mar 07	271,475,000	268,456,937	3,018,063

					$(1,672,116)

Forward foreign currency exchange contracts outstanding at December 31, 2006:

	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
Purchase Contracts
EUR 79,000, expiring 01/23/07	$104,216	$104,418	$202
EUR 109,000, expiring 01/23/07	142,779	144,070	1,291
EUR 1,600,000, expiring 01/23/07	2,101,632	2,112,072	10,440
EUR 36,360,000, expiring 01/23/07	47,824,127	47,996,832	172,705

			$184,638

Sale Contracts
EUR 36,360,000, expiring 01/04/07	47,781,222	47,996,832	$(215,610)
EUR 6,900,000, expiring 01/23/07	9,143,018	9,120,048	22,970
EUR 71,022,000, expiring 01/23/07	93,184,498	93,873,046	(688,548)
EUR 60,166,000, expiring 01/23/07	79,410,101	79,524,171	(114,070)
GBP 12,259,000, expiring 01/11/07	23,892,793	24,005,220	(112,427)

			(1,107,685)

			$(923,047)

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	06/20/37		$13,100,000	5.00%	3 month LIBOR	$(291,504)
Deutsche Bank(1)	06/20/37		$64,000,000	5.00%	3 month LIBOR	(1,616,975)
UBS AG(1)	06/18/09		$177,000,000	5.00%	3 month LIBOR	417,652
Bank of America, N.A.(1)	06/15/35		$5,300,000	6.00%	3 month LIBOR	23,017
Barclays Capital(2)	06/18/34	GBP	400,000	5.00%	6 month LIBOR	(35,096)
UBS AG(1)	10/15/10	EUR	1,400,000	2.1455%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index	26,504
Duetsche Bank(1)	06/15/17	AUD	25,100,000	6.00%	3 month Australian Bank Bill	(322,224)
Duetsche Bank(2)	06/20/17		$32,900,000	5.00%	3 month LIBOR	737,880
Morgan Stanley & Co.(2)	06/20/16	JPY	830,000,000	2.00%	6 month LIBOR	(32,003)
Barclays Capital(2)	06/20/16	JPY	340,000,000	2.00%	6 month LIBOR	(22,462)
Citigroup(2)	06/20/17		$30,000,000	5.00%	3 month LIBOR	633,912
UBS AG(2)	06/20/37		$5,200,000	5.00%	3 month LIBOR	(120,124)
Barclays Capital(1)	09/15/10	GBP	8,000,000	5.00%	6 month LIBOR	(228,697)
Goldman Sachs(2)	06/12/36	GBP	11,600,000	4.25%	6 month LIBOR	981,177
Goldman Sachs(1)	09/15/15	GBP	2,000,000	5.00%	6 month LIBOR	(46,048)
Barclays Capital(1)	06/15/09	GBP	1,200,000	5.00%	6 month LIBOR	(15,569)

						$89,440

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

B38

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/08		$2,700,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	$(10,640)
Morgan Stanley & Co.(1)	12/20/08		$300,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	(1,216)
Merrill Lynch & Co.(1)	12/20/08		$800,000	0.27%	Anadarko Petroleum Corp., 5.00%, due 10/01/12	(2,115)
UBS AG(1)	11/25/32		$5,500,000	2.35%	Asset Backed Funding Certificate, 8.82%, due 11/25/32(3)	56,007
UBS AG(1)	12/20/08		$3,200,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(18,873)
Barclays Bank PLC(1)	06/28/46		$4,000,000	1.40%	Camber 6A, 6.838%, due 07/12/43	(30,783)
Barclays Bank PLC(1)	06/28/46		$2,000,000	3.30%	Camber 6A, 8.758%, due 07/12/43	14,817
Bear Stearns International Ltd.(1)	12/20/08		$400,000	1.09%	Capital One Bank, 4.875%, due 05/15/08	(7,908)
Bear Stearns International Ltd.(1)	12/20/08		$100,000	1.09%	Capital One Bank, 4.875%, due 05/15/08	(2,327)
UBS AG(1)	12/20/08		$800,000	0.44%	Carnival Corp., 6.15%, due 04/15/08	(6,008)
Bear Stearns International Ltd.(1)	12/20/08		$800,000	0.19%	Caterpillar, Inc., 7.25%, due 09/15/09	(2,072)
Barclays Bank PLC(1)	06/20/15		$700,000	0.15%	Citifinancial 6.625%, due 06/01/15	(13)
Lehman Brothers, Inc.(1)	12/20/08		$700,000	0.24%	Costco Wholesale Corp., 5.50%, due 03/15/07	(2,243)
Lehman Brothers, Inc.(1)	12/22/08		$100,000	0.24%	Costco Wholesale Corp., 5.50%, due 03/15/07	(368)
Morgan Stanley & Co.(1)	12/20/08		$800,000	0.42%	Countrywide Home Loans, Inc., 5.625%, due 07/15/09	(5,138)
Morgan Stanley & Co.(1)	09/20/11		$3,800,000	0.24%	CVS Corp., 5.75%, due 08/15/11	(51)
Barclays Bank PLC(1)	09/20/11		$3,400,000	0.58%	DaimlerChrysler NA, 5.75%, due 09/08/11	(14,652)
Bear Stearns International Ltd.(1)	12/20/08		$800,000	0.24%	Deere & Co., 7.85%, due 05/15/10	(3,148)
Merrill Lynch & Co.(1)	12/20/08		$1,600,000	0.35%	Devon Energy Corp., 6.875%, due 09/30/11	(7,270)
Bank of America Securities LLC(1)	07/25/45		$6,000,000	0.54%	Dow Jones CDX IG4 Index	(8,173)
Goldman Sachs(1)	07/25/45		$4,500,000	0.54%	Dow Jones CDX IG4 Index	(11,531)
First Boston(1)	07/25/45		$25,000,000	0.54%	Dow Jones CDX IG4 Index	(63,051)
Merrill Lynch & Co.(1)	07/25/45		$9,000,000	0.54%	Dow Jones CDX IG4 Index	(28,430)
Morgan Stanley & Co.(2)	12/20/15		$12,200,000	0.46%	Dow Jones CDX IG5 Index	9,145
Morgan Stanley & Co.(1)	12/20/12		$17,100,000	0.14%	Dow Jones CDX IG5 Index	(7,852)
Morgan Stanley & Co.(1)	12/20/12		$26,700,000	0.14%	Dow Jones CDX IG5 Index	(12,048)
Morgan Stanley & Co.(2)	12/20/15		$19,000,000	0.46%	Dow Jones CDX IG5 Index	20,690
Barclays Bank PLC(1)	12/20/11		$39,000,000	0.75%	Dow Jones CDX IG7 Index	(6,982)
Morgan Stanley & Co.(1)	12/20/16		$29,700,000	0.65%	Dow Jones CDX IG7 Index	24,124
Goldman Sachs(1)	12/20/16	EUR	10,600,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	7,632
Duetsche Bank(1)	12/20/16	EUR	18,200,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	11,301
Barclays Bank PLC(1)	12/20/16	EUR	17,400,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	19,671
Bank of America Securities LLC(1)	12/20/08		$1,700,000	0.13%	E.I. DuPont de Nemours & Co., 6.875%, due 10/15/09	(2,383)
Bank of America Securities LLC(1)	12/20/08		$200,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(326)
Citigroup(1)	12/20/08		$2,200,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(9,454)
Citigroup(1)	12/20/08		$300,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(970)
Barclays Bank PLC(1)	12/20/08		$2,300,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(6,303)
Barclays Bank PLC(1)	12/20/08		$300,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(623)
Morgan Stanley & Co.(1)	12/20/08		$1,600,000	0.21%	Emerson Electric Co., 6.48%, due 10/15/12	(4,807)
Morgan Stanley & Co.(1)	12/20/08		$200,000	0.21%	Emerson Electric Co., 6.48%, due 10/15/12	(521)
Morgan Stanley & Co.(1)	12/20/08		$800,000	0.22%	Emerson Electric Co., 7.125%%, due 08/15/10	(2,558)
Barclays Bank PLC(1)	06/20/07		$16,300,000	0.27%	Federal Republic of Brazil, 12.25%, 03/06/30	(11,276)
Bear Stearns International Ltd.(1)	10/05/46		$4,300,000	1.55%	Federal Republic of Brazil, 12.25%, 03/06/30	(14,071)
Citigroup(1)	12/20/08		$1,700,000	0.29%	FedEx Corp. 7.25%, due 02/15/11	(7,248)
Citigroup(1)	12/20/08		$200,000	0.29%	FedEx Corp., 7.25%, due 02/15/11	(704)
Merrill Lynch & Co.(1)	12/20/08		$600,000	0.22%	Gannett Co., Inc., 6.375%, due 04/01/12	(1,598)
Duetsche Bank(1)	09/20/16		$2,400,000	0.51%	Goodrich Corp., 6.29%, due 07/01/16	(13,315)
Lehman Brothers, Inc.(1)	12/20/08		$900,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(16,142)
Lehman Brothers, Inc.(1)	12/20/08		$100,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,214)
Bear Stearns International Ltd.(1)	12/20/08		$2,200,000	0.32%	Hewlett-Packard Co., 6.50%, due 07/12/12	(11,990)
Bear Stearns International Ltd.(1)	12/20/08		$300,000	0.32%	Hewlett-Packard Co., 6.50%, due 07/12/12	(1,401)
Lehman Brothers, Inc.(1)	12/20/08		$2,200,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	(1,889)

SEE NOTES TO FINANCIAL STATEMENTS.

B39

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.(1)	12/20/08	$300,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	(920)
Merrill Lynch & Co.(1)	12/20/08	$1,400,000	0.32%	Ingersoll-Rand Corp., 6.48%, due 06/01/25	(2,318)
Barclays Bank PLC(1)	03/20/12	$1,500,000	0.17%	International Lease Finance Corp., 5.40%, due 02/15/12	(1,822)
Bear Stearns International Ltd.(1)	12/20/08	$800,000	0.60%	International Paper Co., 6.75%, due 09/01/11	(7,535)
Bear Stearns International Ltd.(1)	08/04/46	$5,000,000	1.35%	Ipswich Street CDO Ltd., 6.71813%, due 08/04/46(3)	38,062
Barclays Bank PLC(1)	03/20/11	$1,000,000	0.37%	iStar Financial, Inc., 5.80%, due 03/15/11	(1,464)
Bear Stearns International Ltd.(1)	12/20/13	$400,000	0.56%	iStar Financial, Inc., 5.95%, due 10/15/13	(670)
Lehman Brothers, Inc.(1)	12/20/08	$2,100,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(4,064)
Lehman Brothers, Inc.(1)	12/20/08	$300,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(649)
Morgan Stanley & Co.(1)	03/20/13	$5,000,000	0.56%	Kroger Co., 5.50%, due 02/01/13	(31,614)
Duetsche Bank(1)	12/20/11	$5,000,000	0.66%	Lennar Corp., 5.95%, due 10/17/11	(30,490)
Lehman Brothers, Inc.(1)	12/20/08	$900,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(8,753)
Lehman Brothers, Inc.(1)	12/20/08	$100,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(1,033)
Bear Stearns International Ltd.(1)	03/20/16	$3,100,000	0.28%	Loews Corp., 5.25%, due 03/15/16	(11,788)
Merrill Lynch & Co.(2)	02/25/34	$4,500,000	2.25%	Long Beach Mortgage Loan Trust 2004-1, 8.82% , due 02/25/34(3)	29,813
Goldman Sachs(1)	02/25/34	$4,500,000	2.00%	Long Beach Mortgage Loan Trust 2004-1, 8.82% , due 02/25/34(3)	(1,750)
Lehman Brothers, Inc.(1)	12/20/08	$1,200,000	0.30%	Masco Corp., 5.875%, due 07/15/12	(3,289)
Lehman Brothers, Inc.(1)	12/20/08	$100,000	0.30%	Masco Corp., 5.875%, due 07/15/12	(317)
Bear Stearns International Ltd.(1)	10/13/46	$5,000,000	1.40%	Mercury CDO, Ltd., 6.78% due 07/27/48(3)	(14,972)
Merrill Lynch & Co.(1)	12/20/08	$1,200,000	0.85%	Motorola, Inc, 7.625%, due 11/15/10	(18,360)
Lehman Brothers, Inc.(1)	12/20/08	$900,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(7,541)
Lehman Brothers, Inc.(1)	12/20/08	$100,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(957)
Merrill Lynch & Co.(1)	12/20/08	$800,000	0.28%	Occidental Petroleum Corp., 6.75%, due 01/15/12	(3,409)
Lehman Brothers, Inc.(1)	06/20/09	$6,600,000	0.40%	People’s Republic of China, 6.80%, due 05/23/11	(52,619)
Barclays Bank PLC(1)	03/20/13	$600,000	0.72%	Pulte Homes, Inc., 6.25%, due 02/15/13	(4,924)
Lehman Brothers, Inc.(1)	12/20/08	$1,200,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	12,359
UBS AG(1)	12/20/08	$800,000	0.37%	RadioShack Corp., 7.375%, due 05/15/11	7,933
Lehman Brothers, Inc.(1)	12/20/08	$100,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	821
Morgan Stanley & Co.(1)	05/20/16	$15,900,000	0.54%	Republic of Hungary, 4.75%, due 02/03/15	(164,722)
JPMorgan Chase Bank(1)	05/20/16	$7,100,000	0.54%	Republic of Hungary, 4.75%, due 02/03/15	(76,203)
Lehman Brothers, Inc.(1)	09/20/08	$3,000,000	2.47%	Republic of the Philippines, 8.25%, due 01/15/14	(102,717)
Morgan Stanley & Co.(1)	09/20/10	$1,700,000	2.70%	Republic of Turkey, 11.875%, due 01/15/30	(98,117)
Lehman Brothers, Inc.(1)	09/20/10	$400,000	2.26%	Republic of Turkey, 11.875%, due 01/15/30	(16,798)
Lehman Brothers, Inc.(1)	10/20/10	$2,500,000	2.11%	Republic of Turkey, 11.875%, due 01/15/30	(86,845)
Bear Stearns International Ltd.(2)	03/20/07	$4,500,000	0.62%	Russian Federation, 2.25%, due 03/31/30	12,726
JPMorgan Chase Bank(2)	05/20/07	$300,000	0.77%	Russian Federation, 2.25%, due 03/31/30	938
JPMorgan Chase Bank(2)	06/20/07	$16,300,000	0.42%	Russian Federation, 5.00%, due 03/31/30	17,953
Morgan Stanley & Co.(1)	09/20/13	$1,600,000	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	(7,627)
UBS AG(1)	12/20/08	$800,000	0.44%	Simon Property Group, L.P., 5.45%, due 03/15/13	(6,085)
Morgan Stanley & Co.(1)	12/20/08	$800,000	0.53%	The Kroger Co., 4.75%, due 04/15/12	(6,936)
Bear Stearns International Ltd.(1)	03/20/11	$1,000,000	0.33%	Vornado Realty, 5.6%, due 02/15/11	(3,549)
Citigroup(1)	12/20/08	$3,600,000	0.14%	Walmart Stores, Inc., 6.875%, due 08/10/09	(7,791)
Bear Stearns International Ltd.(1)	12/20/08	$1,500,000	0.15%	Walmart Stores, Inc., 6.875%, due 08/10/09	(3,536)
Barclays Bank PLC(1)	12/20/08	$900,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/12/12	(10,987)
Barclays Bank PLC(1)	12/20/08	$100,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/12/12	(738)
Lehman Brothers, Inc.(1)	12/20/08	$1,100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(2,771)
Lehman Brothers, Inc.(1)	12/20/08	$100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(353)
Barclays Bank PLC(1)	03/20/12	$1,300,000	0.21%	XL Cap Europe PLC, 6.50%, due 01/15/12	(2,793)

					$(887,519)

SEE NOTES TO FINANCIAL STATEMENTS.

B40

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

(1)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
(2)	Portfolio pays counterparty par in the event that the underlying bond defaults and receives the fixed rate.
(3)	Variable rate, displayed rate is as of 12/31/06.

The industry classification of long-term portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
U.S. Government Mortgage Backed Obligations	77.3%
U.S. Treasury Obligation	38.3
Foreign Government Securities	6.1
Financial — Bank & Trust	6.1
Foreign Treasury Bills	5.8
Collateralized Mortgage Obligations	4.2
Asset-Backed Securities	3.9
Financial Services	2.9
Affiliated Money Market Mutual Fund	2.9
Diversified	1.7
Media	1.5
Foreign Government Bonds	1.4
Municipal Bonds	1.4
Automobile Manufacturers	1.1
Telecommunications	1.1
Gaming	0.7
Oil, Gas & Consumable Fuels	0.6
Commercial Paper	0.5
Insurance	0.5
Telecom — Integrated/Services	0.5
Certificates of Deposit	0.4
Outstanding Options Purchased	0.4
Building Materials	0.4
Paper & Forest Products	0.3
Tobacco	0.3
Retail & Merchandising	0.2
Aerospace	0.1

160.6
Investments sold short	(34.8)
Liabilities in excess of other assets	(25.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B41

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 95.9%		Value (Note 2)
COMMON STOCKS	Shares
Air Freight & Logistics — 1.0%
UTI Worldwide, Inc.	68,700	$2,054,130

Capital Markets — 6.6%
Eaton Vance Corp.	174,500	5,760,245
Lazard, Ltd. (Class “A” Stock)(b)	41,600	1,969,344
Nuveen Investments, Inc. (Class “A” Stock)(b)	62,400	3,237,312
TD Ameritrade Holdings Corp.(b)	151,800	2,456,124

		13,423,025

Chemicals — 4.5%
Ecolab, Inc.	56,600	2,558,320
Monsanto Co.	63,300	3,325,149
Nalco Holdings Co.(a)	161,900	3,312,474

		9,195,943

Commercial Services & Supplies — 7.2%
Allied Waste Industries, Inc.(a)	237,100	2,913,959
ChoicePoint, Inc.(a)	61,300	2,413,994
Iron Mountain, Inc.(a)	81,400	3,365,076
Paychex, Inc.	65,800	2,601,732
Stericycle, Inc.(a)	44,700	3,374,850

		14,669,611

Communications Equipment — 3.5%
Avaya, Inc.(a)	251,100	3,510,378
Comverse Technology, Inc.(a)(b)	165,400	3,491,594

		7,001,972

Consumer Finance — 0.6%
Alliance Data Systems Corp.(a)	19,100	1,193,177

Diversified Consumer Services — 1.8%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	31,500	1,227,555
ServiceMaster Co. (The)	91,200	1,195,632
Weight Watchers International, Inc.	22,200	1,166,166

		3,589,353

Diversified Financial Services — 0.8%
KKR Private Equity Investors LLP RDU- Physical, Private Placement 144A (cost $1,847,476; purchased 5/03/06-5/05/06)(e)(f)(g)	74,000	1,690,900

Electrical Equipment — 2.0%
Ametek, Inc.	129,000	4,107,360

Electronic Equipment & Instruments — 2.9%
Amphenol Corp. (Class “A” Stock)	30,000	1,862,400
Insight Enterprises, Inc.(a)	95,800	1,807,746
Tektronix, Inc.	77,500	2,260,675

		5,930,821

Energy Equipment & Services — 4.3%
Cameron International Corp.(a)	43,400	2,302,370
FMC Technologies, Inc.(a)	32,800	2,021,464
National-Oilwell Varco, Inc.(a)	15,200	929,936
Pride International, Inc.(a)	118,200	3,547,182

		8,800,952

Food Products — 1.8%
ConAgra Foods, Inc.	134,200	3,623,400

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Health Care Technology — 1.0%
Cerner Corp.(a)(b)	42,600	$1,938,300

Health Care Equipment & Supplies — 4.0%
DENTSPLY International, Inc.	98,800	2,949,180
ResMed, Inc.(a)(b)	52,500	2,584,050
Respironics, Inc.(a)	67,200	2,536,800

		8,070,030

Health Care Providers & Services — 8.8%
DaVita, Inc.(a)	77,300	4,396,824
Express Scripts, Inc.(a)(b)	36,500	2,613,400
Medco Health Solutions, Inc.(a)	62,500	3,340,000
Omnicare, Inc.(b)	84,900	3,279,687
Quest Diagnostics, Inc.	78,000	4,134,000

		17,763,911

Hotels, Restaurants & Leisure — 2.0%
Hilton Hotels Corp.	78,200	2,729,180
Tim Hortons, Inc.	48,900	1,416,144

		4,145,324

Insurance — 0.8%
Axis Capital Holdings Ltd.	50,100	1,671,837

Internet & Catalog Retail — 0.8%
GSI Commerce, Inc.(a)(b)	89,800	1,683,750

Internet Software & Services — 2.5%
Digital River, Inc.(a)(b)	38,900	2,170,231
Equinix, Inc.(a)(b)	38,000	2,873,560

		5,043,791

IT Services — 1.0%
CheckFree Corp.(a)	50,400	2,024,064

Machinery — 5.8%
Danaher Corp.	44,600	3,230,824
IDEX Corp.	63,600	3,015,276
ITT Corp.	64,400	3,659,208
Roper Industries, Inc.	35,800	1,798,592

		11,703,900

Media — 2.5%
E.W. Scripps Co. (The) (Class “A” Stock)	28,600	1,428,284
Regal Entertainment Group (Class “A” Stock)	166,900	3,558,308

		4,986,592

Metals & Mining — 1.3%
Goldcorp, Inc.	94,800	2,696,112

Oil, Gas & Consumable Fuels — 4.3%
Noble Energy, Inc.	40,600	1,992,242
Southwestern Energy Co.(a)(b)	101,200	3,547,060
Xto Energy, Inc.	68,700	3,232,335

		8,771,637

Pharmaceuticals — 0.8%
Endo Pharmaceuticals Holdings, Inc.(a)	56,400	1,555,512

Real Estate Investment Trust (REIT) — 0.9%
Host Hotels & Resorts, Inc.	74,800	1,836,340

SEE NOTES TO FINANCIAL STATEMENTS.

B42

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 6.4%
Broadcom Corp. (Class “A” Stock)(a)	65,650	$2,121,152
Integrated Device Technology, Inc.(a)	226,200	3,501,576
Intersil Corp. (Class “A” Stock)	55,700	1,332,344
KLA-Tencor Corp.	20,300	1,009,925
Marvell Technology Group, Ltd.(a)	135,200	2,594,488
Teradyne, Inc.(a)(b)	158,800	2,375,648

		12,935,133

Software — 7.1%
Adobe Systems, Inc.(a)	91,228	3,751,295
Amdocs Ltd.(a)(b)	95,100	3,685,125
Autodesk, Inc.(a)	58,300	2,358,818
BEA Systems, Inc.(a)	166,200	2,090,796
Citrix Systems, Inc.(a)	93,200	2,521,060

		14,407,094

Specialty Retail — 2.8%
Ltd. Brands, Inc.	53,200	1,539,608
Ross Stores, Inc.	67,900	1,989,470
Urban Outfitters, Inc.(a)(b)	94,800	2,183,244

		5,712,322

Wireless Telecommunication Services — 6.1%
American Tower Corp. (Class “A” Stock)(a)	130,100	4,850,128
Crown Castle International Corp.(b)	29,600	956,080
NII Holdings, Inc.(a)	102,800	6,624,432

		12,430,640

TOTAL LONG-TERM INVESTMENTS (cost $162,609,364)		194,656,933

SHORT-TERM INVESTMENT — 25.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series(c)(d) (cost $51,476,123 includes $43,193,423 of cash collateral received for securities on loan) (Note 4)	51,476,123	51,476,123

TOTAL INVESTMENTS — 121.3% (cost $214,085,487)		246,133,056
LIABILITIES IN EXCESS OF OTHER ASSETS — (21.3)%		(43,198,408)

NET ASSETS — 100.0%		$202,934,648

The following abbreviations are used in the portfolio descriptions:

RDU	Restricted Depositary Unit
REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $41,247,597; cash collateral of $43,193,423 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(f)	Indicates a restricted security. The aggregate cost of the security is $1,847,476. The aggregate market value of $1,690,900 represents 0.8% of net assets.

(g)	Indicates a security that has been deemed illiquid.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Affiliated Money Market Mutual Fund (including 21.3% of collateral received for securities on loan)	25.4%
Health Care Providers & Services	8.8
Commercial Services & Supplies	7.2
Software	7.1
Capital Markets	6.6
Semiconductors & Semiconductor Equipment	6.4
Wireless Telecommunication Services	6.1
Machinery	5.8
Chemicals	4.5
Energy Equipment & Services	4.3
Oil, Gas & Consumable Fuels	4.3
Health Care Equipment & Supplies	4.0
Communications Equipment	3.5
Electronic Equipment & Instruments	2.9
Specialty Retail	2.8
Internet Software & Services	2.5
Media	2.5
Electrical Equipment	2.0
Hotels, Restaurants & Leisure	2.0
Diversified Consumer Services	1.8
Food Products	1.8
Metals & Mining	1.3
Air Freight & Logistics	1.0
Health Care Technology	1.0
IT Services	1.0
Real Estate Investment Trusts (REIT)	0.9
Diversified Financial Services	0.8
Insurance	0.8
Internet & Catalog Retail	0.8
Pharmaceuticals	0.8
Consumer Finance	0.6

121.3
Liabilities in excess of other assets	(21.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B43

SP SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 91.4%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace — 0.5%
ARGON ST, Inc.*(a)	28,600	$616,044

Apparel Manufacturers — 0.7%
Carter’s, Inc.*	34,910	890,205

Banking — 1.9%
Texas Capital Banshares, Inc.*	27,700	550,676
Wilshire Bancorp, Inc.	30,800	584,276
Wintrust Financial Corp.(a)	25,800	1,238,916

		2,373,868

Biotechnology — 1.0%
Alexion Pharmaceuticals, Inc.*	7,315	295,453
Arena Pharmaceuticals, Inc.*(a)	20,870	269,432
Ariad Pharmaceuticals, Inc.*	80,052	411,467
deCODE genetics, Inc.*(a)	61,333	277,838

		1,254,190

Building Materials — 1.8%
Drew Industries, Inc.*(a)	19,400	504,594
Interline Brands, Inc.*	31,700	712,299
Texas Industries, Inc.(a)	15,705	1,008,732

		2,225,625

Business Services — 0.5%
ICON PLC (Ireland)*	15,065	567,951

Capital Markets — 0.7%
Lazard Ltd. (Bermuda) (Class A Stock)	18,425	872,240

Chemicals — 3.3%
Cabot Microelectronics Corp.*(a)	20,500	695,770
Rockwood Holdings, Inc.*	29,400	742,644
Spartech Corp.	9,800	256,956
Terra Industries, Inc.*	114,325	1,369,613
UAP Holding Corp.	38,510	969,682
US BioEnergy Corp.*	170	2,890

		4,037,555

Clothing & Apparel — 1.2%
Volcom, Inc.*(a)	48,750	1,441,538

Commercial Services — 2.8%
Global Cash Access Holdings*(a)	80,580	1,307,813
Healthcare Services Group, Inc.	11,000	318,560
Healthspring, Inc.*	16,400	333,740
Korn/Ferry International*	31,900	732,424
Navigant Consulting, Inc.*(a)	36,300	717,288

		3,409,825

Commercial Services & Supplies — 2.4%
Advisory Board Co. (The)*	6,700	358,718
Corrections Corp. of America*	26,697	1,207,505
H&E Equipment Services, Inc.*	13,600	336,872
Rollins, Inc.	47,000	1,039,170

		2,942,265

Computer Services & Software — 5.0%
ANSYS, Inc.*(a)	31,810	1,383,417
Avid Technology, Inc.*(a)	25,900	965,034
FactSet Research Systems, Inc.	34,138	1,928,114
The9 Ltd., ADR (China)*(a)	32,140	1,035,551
Trident Microsystems, Inc.*(a)	48,225	876,730

		6,188,846

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Conglomerates — 0.2%
Griffon Corp.*	11,700	$298,350

Construction — 0.2%
NCI Buildings Systems, Inc.*	4,700	243,225

Consulting — 0.6%
Watson Wyatt Worldwide, Inc. (Class A Stock)	16,200	731,430

Consumer Products & Services — 1.3%
Central Garden & Pet Co.*(a)	17,200	832,824
Ritchie Bros. Auctioneers, Inc. (Canada)	14,100	754,914

		1,587,738

Distribution/Wholesale — 2.2%
Houston Wire & Cable*(a)	22,700	474,430
MWI Veterinary Supply, Inc.*	10,800	348,840
Owens & Minor, Inc.	8,300	259,541
Pool Corp.(a)	19,384	759,271
ScanSource, Inc.*(a)	27,500	836,000

		2,678,082

Diversified Manufacturing Operations — 2.1%
Actuant Corp. (Class A Stock)(a)	37,298	1,777,250
CLARCOR, Inc.(a)	24,100	814,821

		2,592,071

Electrical Equipment — 1.6%
Advanced Energy Industries, Inc.*(a)	49,046	925,498
General Cable Corp.*	22,271	973,465

		1,898,963

Electronic Components — 2.2%
Eagle Test Systems, Inc.*	25,010	364,646
LoJack Corp.*	23,900	408,212
Methode Electronics, Inc.	31,400	340,062
Universal Electronics, Inc.*	76,544	1,608,955

		2,721,875

Electronics — 2.6%
Coherent, Inc.*(a)	47,595	1,502,574
Dolby Laboratories, Inc. (Class A Stock)*	54,155	1,679,888

		3,182,462

Entertainment — 0.7%
Vail Resorts, Inc.*(a)	19,720	883,850

Entertainment & Leisure — 0.4%
RC2 Corp.*	11,600	510,400

Financial – Brokerage — 0.6%
Cowen Group, Inc.*	36,710	776,417

Financial Services — 3.4%
Boston Private Financial Holdings, Inc.	28,505	804,126
Financial Federal Corp.(a)	24,900	732,309
First Mercury Financial Corp.*	22,485	528,847
Hilb Rogal & Hobbs Co.	14,600	614,952
Investment Technology Group, Inc.*	14,640	627,763
ITLA Capital Corp.	7,200	416,952
W.P. Stewart & Co. Ltd.(a)	27,700	438,768

		4,163,717

Food — 0.3%
Tootsie Roll Industries, Inc.	11,673	381,707

SEE NOTES TO FINANCIAL STATEMENTS.

B44

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Gaming — 0.5%
Shuffle Master, Inc.*(a)	24,059	$630,346

Health Services — 3.7%
Centene Corp.*(a)	53,815	1,322,235
Computer Programs & Systems, Inc.	22,800	774,972
Eclipsys Corp.*	73,330	1,507,665
Horizon Health Corp.*(a)	45,513	890,689

		4,495,561

Healthcare Equipment & Supplies — 0.4%
Cutera, Inc.*	18,275	493,425

Healthcare Providers & Services — 0.6%
Matria Healthcare, Inc.*(a)	25,910	744,394

Healthcare – Products — 0.3%
LCA-Vision, Inc.(a)	10,400	357,344

Household Products — 0.5%
ACCO Brands Corp.*	25,100	664,397

Instruments – Controls — 0.3%
Photon Dynamics, Inc.*	32,696	382,216

Insurance — 2.3%
American Equity Investment Life Holding Co.	36,700	478,201
American Safety Insurance Holdings Ltd.*	17,510	324,811
Amerisafe, Inc.*	35,400	547,284
Philadelphia Consolidated Holding Co.*	33,774	1,504,969

		2,855,265

Internet Services — 1.8%
eCollege.com, Inc.*(a)	28,230	441,800
Internet Capital Group, Inc.*	42,266	433,649
j2 Global Communications, Inc.*(a)	40,200	1,095,450
Online Resources Corp.*	26,700	272,607

		2,243,506

Leisure — 0.6%
International Speedway Corp. (Class A Stock)	15,400	786,016

Machinery — 5.5%
Bucyrus International, Inc. (Class A Stock)	62,557	3,237,950
IDEX Corp.	25,100	1,189,991
Middleby Corp.*	10,500	1,099,035
RBC Bearings, Inc.*	18,800	538,808
Regal-Beloit Corp.	12,200	640,622

		6,706,406

Media — 1.8%
Entravision Communications Corp. (Class A Stock)*	77,545	637,420
Journal Communications, Inc. (Class A Stock)	46,900	591,409
Meredith Corp.	18,400	1,036,840

		2,265,669

Medical Products — 7.8%
American Medical Systems Holdings, Inc.*(a)	66,426	1,230,210
Arrow International, Inc.	31,455	1,112,878

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Medical Products (cont’d.)
DJ Orthopedics, Inc.*	13,712	$587,148
ICU Medical, Inc.*	9,600	390,528
K-V Pharmaceutical Co. (Class A Stock)*(a)	40,755	969,154
Landauer, Inc.	14,500	760,815
Respironics, Inc.*	35,539	1,341,597
STERIS Corp.	30,200	760,134
TECHNE Corp.*	13,300	737,485
Thoratec Corp.*	44,604	784,138
Young Innovations, Inc.	25,900	862,470

		9,536,557

Medical Supplies & Equipment — 0.9%
Quality Systems, Inc.(a)	28,350	1,056,605

Metals & Mining — 0.4%
Claymont Steel Holdings, Inc.*	28,710	527,977

Mineral Resources — 0.5%
AMCOL International Corp.	21,600	599,184

Office Equipment — 0.7%
School Specialty, Inc.*	24,085	902,947

Oil & Field Services — 0.2%
Cal Dive International, Inc.*	22,700	284,885

Oil & Gas Equipment & Services — 2.7%
CARBO Ceramics, Inc.	16,000	597,920
TETRA Technologies, Inc.*	103,993	2,660,141

		3,258,061

Oil & Gas Exploration/Production — 1.9%
Core Laboratories NV (Netherlands)*	9,462	766,422
Hydril Co.*	7,800	586,482
Unit Corp.*	19,823	960,424

		2,313,328

Oil, Gas & Consumable Fuels — 1.3%
Berry Petroleum Co. (Class A Stock)	25,100	778,351
Comstock Resources, Inc.*	9,500	295,070
Oceaneering International, Inc.*	12,555	498,434

		1,571,855

Personell Services
TALX Corp.	1,500	41,175

Pharmaceuticals — 0.3%
Cubist Pharmaceuticals, Inc.*	20,410	369,625

Publishing — 0.6%
Courier Corp.	17,700	689,769

Retail — 5.1%
Build-A-Bear Workshop, Inc.*(a)	35,091	983,250
Cash America International, Inc.	46,207	2,167,108
Genesco, Inc.*(a)	36,403	1,357,832
Red Robin Gourmet Burgers, Inc.*	10,900	390,765
Ruby Tuesday, Inc.	22,600	620,144
Steak N Shake Co. (The)*	44,100	776,160

		6,295,259

Retail & Merchandising — 0.8%
Guitar Center, Inc.*(a)	8,200	372,772
MSC Industrial Direct, Inc. (Class A Stock)	15,600	610,740

		983,512

SEE NOTES TO FINANCIAL STATEMENTS.

B45

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Road & Rail — 0.7%
Landstar System, Inc.	22,900	$874,322

Semiconductors & Semiconductor Equipment — 3.0%
Integrated Device Technology, Inc.*	81,412	1,260,258
OYO Geospace Corp.*	30,348	1,762,915
Supertex, Inc.*	15,680	615,440

		3,638,613

Software — 0.5%
Netsmart Technologies, Inc.*	38,595	626,783

Specialty Retail — 0.2%
Hibbett Sporting Goods, Inc.*	9,800	299,194

Telecommunications — 1.0%
EMS Technologies, Inc.*	34,019	681,401
Ixia*	58,652	563,059

		1,244,460

Transportation Services — 2.1%
Bristow Group, Inc.*	7,800	281,502
Forward Air Corp.	21,900	633,567
Heartland Express, Inc.	52,366	786,537
HUB Group, Inc. (Class A Stock)*	30,800	848,540

		2,550,146

Waste Management — 2.2%
Stericycle, Inc.*	5,000	377,500
Waste Connections, Inc.*(a)	56,898	2,364,112

		2,741,612

TOTAL LONG-TERM INVESTMENTS (cost $92,095,068)		112,500,853

SHORT-TERM INVESTMENT — 33.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $41,045,186; includes $30,519,848 of cash collateral for securities on loan)(b)(w) (Note 4)	41,045,186	41,045,186

TOTAL INVESTMENTS — 124.8% (cost $133,140,254)		153,546,039
LIABILITIES IN EXCESS OF OTHER ASSETS — (24.8)%		(30,529,503)

NET ASSETS — 100.0%		$123,016,536

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $29,027,470; cash collateral of $30,519,848 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 24.8% of collateral received for securities on loan)	33.4%
Medical Products	7.8
Machinery	5.5
Retail	5.1
Computer Services & Software	5.0
Health Services	3.7
Financial Services	3.4
Chemicals	3.3
Semiconductors & Semiconductor Equipment	3.0
Commercial Services	2.8
Oil & Gas Equipment & Services	2.7
Electronics	2.6
Commercial Services & Supplies	2.4
Insurance	2.3
Waste Management	2.2
Electronic Components	2.2
Distribution/Wholesale	2.2
Diversified Manufacturing Operations	2.1
Transportation Services	2.1
Banking	1.9
Oil & Gas Exploration/Production	1.9
Media	1.8
Internet Services	1.8
Building Materials	1.8
Electrical Equipment	1.6
Consumer Products & Services	1.3
Oil, Gas & Consumable Fuels	1.3
Clothing & Apparel	1.2
Biotechnology	1.0
Telecommunications	1.0
Medical Supplies & Equipment	0.9
Retail & Merchandising	0.8
Office Equipment	0.7
Apparel Manufacturers	0.7
Entertainment	0.7
Road & Rail	0.7
Capital Markets	0.7
Leisure	0.6
Financial — Brokerage	0.6
Healthcare Providers & Services	0.6
Consulting	0.6
Publishing	0.6
Household Products	0.5
Gaming	0.5
Software	0.5
Aerospace	0.5
Mineral Resources	0.5
Business Services	0.5
Metals & Mining	0.4
Entertainment & Leisure	0.4
Healthcare Equipment & Supplies	0.4
Instruments — Controls	0.3
Foods	0.3
Pharmaceuticals	0.3
Healthcare-Products	0.3
Specialty Retail	0.2
Conglomerates	0.2
Oil & Field Services	0.2
Construction	0.2

124.8
Liabilities in excess of other assets	(24.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B46

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 95.3%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace — 2.0%
DRS Technologies, Inc.	46,110	$2,429,075
Ducommun, Inc.*	8,626	197,363
Heico Corp. (Class A Stock)	61,000	1,987,380
MTC Technologies, Inc.*	25,353	597,063
Orbital Sciences Corp.*	109,700	2,022,868

		7,233,749

Airlines — 0.9%
AirTran Holdings, Inc.*(a)	211,398	2,481,812
SkyWest, Inc.	28,200	719,382

		3,201,194

Auto Components — 1.4%
Cooper Tire & Rubber Co.(a)	156,500	2,237,950
Sauer-Danfoss, Inc.	49,800	1,606,050
Superior Industries International, Inc.(a)	61,360	1,182,407

		5,026,407

Automobile Manufacturers — 0.7%
Wabash National Corp.	178,502	2,695,380

Automotive Parts — 0.7%
Commercial Vehicle Group, Inc.*	48,844	1,064,799
Tenneco Automotive, Inc.*	65,530	1,619,902

		2,684,701

Banks — 0.2%
Sterling Financial Corp.	5,100	172,431
West Coast Bancorp	11,397	394,792

		567,223

Basic Materials – Mining — 0.1%
Olympic Steel Inc.	18,529	411,900

Biotechnology — 0.5%
iShares Nasdaq Biotech Index*(a)	24,800	1,928,448

Building Materials — 0.6%
Comfort Systems USA, Inc.	67,987	859,356
Trex Co., Inc.*	3,100	70,959
Universal Forest Products, Inc.	27,272	1,271,420

		2,201,735

Building Products — 1.3%
Goodman Global, Inc.*(a)	79,321	1,364,321
Patrick Industries, Inc.*	85,700	1,064,823
Simpson Manufacturing Co, Inc.(a)	78,300	2,478,195

		4,907,339

Business Services — 0.8%
efunds Corp.*	56,812	1,562,330
Macquarie Infrastucture Co. Trust	22,457	796,774
Resources Connection, Inc.*	22,272	709,141

		3,068,245

Capital Markets — 0.3%
Investors Financial Services Corp.(a)	22,200	947,274

Chemicals — 1.9%
Albemarle Corp.	22,859	1,641,276
American Vanguard Corp.(a)	10,914	173,533
H.B. Fuller Co.(a)	24,559	634,113
KMG Chemicals, Inc.	24,443	244,430
Minerals Technologies, Inc.	33,323	1,959,059

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
NuCO2, Inc.*	15,410	$378,932
Penford Corp.	16,905	292,457
UAP Holding Corp.	61,591	1,550,861

		6,874,661

Clothing & Apparel — 0.4%
Gymboree Corp.*	14,554	555,380
K-Swiss, Inc. (Class A Stock)	24,305	747,136

		1,302,516

Commercial Banks — 6.4%
Alabama National Bancorp	24,108	1,656,943
Alliance Bankshares Corp.*	15,560	243,514
Bancorp Bank (The)*	57,141	1,691,373
BancTrust Financial Group, Inc.	53,484	1,364,912
Capital Corp of the West	41,900	1,344,571
Cardinal Financial Corp.	49,860	511,065
Cascade Financial Corp.	71,725	1,224,346
Central Pacific Financial Corp.	89,967	3,487,121
City National Corp.	13,000	925,600
Cullen Frost Bankers, Inc.	29,100	1,624,362
First Security Group, Inc.	95,190	1,097,541
First State Bancorp	11,890	294,277
FNB Corp.	34,264	626,003
Midwest Banc Holdings, Inc.	103,939	2,468,551
PAB Bankshares, Inc.	17,570	375,471
Tompkins Trustco, Inc.	11,260	511,767
UCBH Holdings, Inc.	101,100	1,775,316
Umpqua Holdings Corp.	75,800	2,230,794

		23,453,527

Commercial Services — 0.6%
ITT Educational Services, Inc.*	7,754	514,633
MAXIMUS, Inc.	20,245	623,141
Providence Service Corp.*(a)	37,763	948,984

		2,086,758

Commercial Services & Supplies — 2.1%
Hewitt Associates, Inc. (Class A Stock)*	15,293	393,795
John H. Harland Co.(a)	31,900	1,601,380
Labor Ready, Inc.*	124,300	2,278,419
United Stationers, Inc.*	29,400	1,372,686
Watson Wyatt & Co. Holdings	47,500	2,144,625

		7,790,905

Communication Equipment — 2.1%
Bel Fuse, Inc. (Class B Stock)	16,200	563,598
Black Box Corp.	37,900	1,591,421
Foundry Networks, Inc.*	236,167	3,537,782
NETGEAR, Inc.*(a)	80,900	2,123,625

		7,816,426

Computer Hardware — 0.5%
Electronics for Imaging, Inc.*	50,325	1,337,639
MTS Systems Corp.	10,594	409,140

		1,746,779

Computer Services & Software — 1.4%
BISYS Group, Inc. (The)*(a)	42,032	542,633
JDA Software Group, Inc.*	84,259	1,160,247

SEE NOTES TO FINANCIAL STATEMENTS.

B47

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Computer Services & Software (cont’d.)
Kanbay International, Inc.*(a)	15,560	$447,661
MICRO Systems, Inc.*(a)	6,868	361,944
Parametric Technology Corp.*(a)	100,971	1,819,497
Transactions Systems Architects, Inc.*	17,469	568,965
Witness Systems, Inc.*	20,641	361,837

		5,262,784

Computers & Peripherals — 0.2%
Rimage Corp.*	25,000	650,000

Construction — 1.2%
Beazer Homes USA, Inc.	22,413	1,053,635
Builders FirstSource, Inc.*	15,304	272,870
Hovnanian Enterprises, Inc. (Class A Stock)*	28,731	973,981
Infrasource Services, Inc.*	29,068	632,810
Modtech Holdings, Inc.*	41,966	207,732
Ryland Group, Inc.(a)	21,311	1,164,007

		4,305,035

Consumer Products & Services — 1.2%
Elizabeth Arden, Inc.*	68,017	1,295,724
Fossil, Inc.*(a)	60,629	1,369,003
Playtex Products, Inc.*(a)	98,731	1,420,739
Prestige Brands Holdings, Inc.*	29,059	378,348

		4,463,814

Containers & Packaging — 0.5%
AptarGroup, Inc.	33,200	1,960,128

Distribution/Wholesale — 0.6%
Owens & Minor, Inc.	29,137	911,114
Watsco, Inc.	29,258	1,379,807

		2,290,921

Diversified — 0.4%
Actuant Corp. (Class A Stock)	8,684	413,792
Lydall, Inc.*	19,380	209,498
Technology Investment Capital Corp.	43,035	694,585

		1,317,875

Diversified Consumer Services — 0.4%
Steiner Leisure Ltd.*	35,850	1,631,175

Diversified Financial Services — 0.6%
Portfolio Recovery Associates, Inc.*(a)	47,800	2,231,782

Diversified Machinery — 0.2%
Intermec, Inc.*(a)	25,960	630,049

Electric Utilities — 0.2%
MGE Energy, Inc.	16,038	586,670

Electronic Components — 0.8%
CyberOptics Corp.*	13,321	168,777
EDO Corp.(a)	28,776	683,142
Empire District Electric Co. The(a)	2,001	49,405
GrafTech International Ltd.*	159,857	1,106,211
ITC Holdings Corp.	2,966	118,343
LoJack Corp.*	28,434	485,653
Semtech Corp.*	36,030	470,912

		3,082,443

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronic Equipment & Instruments — 0.5%
Tektronix, Inc.	67,400	$1,966,058

Electronics — 0.3%
Belden CDT, Inc.(a)	31,588	1,234,775

Energy Equipment & Services — 1.3%
Input Output, Inc.*(a)	125,800	1,714,654
National-Oilwell Varco, Inc.*	44,100	2,698,038
Superior Well Services, Inc.*	21,000	536,760

		4,949,452

Engineering/Construction — 0.9%
EMCOR Group, Inc.*	35,300	2,006,805
Perini Corp.*	42,100	1,295,838

		3,302,643

Entertainment & Leisure — 0.4%
Boyd Gaming Corp.	21,848	989,933
Isle of Capri Casinos*	12,829	340,995

		1,330,928

Environmental Services — 0.4%
Waste Connections, Inc.*	35,435	1,472,324

Equipment Services — 0.3%
Aaron Rents, Inc.	33,365	960,245

Exchange Traded Fund — 2.5%
iShares Russell 2000 Value Index Fund(a)	113,540	9,085,471

Financial – Bank & Trust — 3.6%
Bank of The Ozarks, Inc.	3,101	102,519
Chittenden Corp.	18,451	566,261
Citizens Banking Corp.(a)	27,351	724,802
Columbia Banking System, Inc.	21,499	755,045
First Financial Bankshare, Inc.	5,847	244,755
Glacier Bancorp, Inc.	37,309	911,832
IBERIABANK Corp.	45,449	2,683,763
Irwin Financial Corp.	21,387	483,988
Millennium Bankshares Corp.	35,664	332,389
Nexity Financial Corp.*	14,174	170,088
Placer Sierra Bancshares	37,437	889,878
Prosperity Bancshares, Inc.	24,886	858,816
Signature Bank*	65,541	2,030,460
Southcoast Financial Corp.*	13,144	272,081
Sterling Bancorp	14,604	287,699
Summit State Bank	10,512	134,133
Texas United Bancshares, Inc.	14,110	484,537
United Community Banks, Inc.	39,642	1,281,229

		13,214,275

Financial Services — 3.3%
Accredited Home*(a)	67,257	1,834,771
Affiliated Managers Group, Inc.*(a)	7,256	762,823
Apollo Investment Corp.	21,498	481,555
Berkshire Hills Bancorp, Inc.	18,656	624,230
Brookline Bancorp, Inc.	53,768	708,125
Fidelity Bankshares, Inc.	23,190	919,947
Financial Federal Corp.(a)	97,622	2,871,063
First Niagara Financial Group, Inc.	61,773	917,947

SEE NOTES TO FINANCIAL STATEMENTS.

B48

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services (cont’d.)
Knight Trading Group, Inc. (Class A Stock)*	25,447	$487,819
PFF Bancorp, Inc.	70,522	2,433,714

		12,041,994

Food Products — 1.5%
Del Monte Foods Co.(a)	238,600	2,631,758
Nash Finch Co.(a)	22,497	614,168
Pilgrim’s Pride Corp.	71,800	2,113,074
Sanderson Farms, Inc.	5,620	170,230

		5,529,230

Gas Utilities — 0.3%
New Jersey Resources Corp.	20,500	995,890

Healthcare Equipment & Supplies — 0.3%
National Dentex Corp.*	70,280	1,229,900

Healthcare Providers & Services — 1.6%
AMERIGROUP Corp.*	37,100	1,331,519
Apria Healthcare Group, Inc.*	55,200	1,471,080
Cross Country, Inc*	99,000	2,160,180
Rehabcare Group, Inc.*	75,200	1,116,720

		6,079,499

Healthcare Services
Amedisys, Inc.*	1	33

Healthcare Techology — 0.2%
Dendrite International, Inc.*	64,800	694,008

Healthcare – Products — 0.3%
American Medical Systems Holdings, Inc.*(a)	63,364	1,173,501

Hotels & Motels — 0.1%
Aztar Corp.*	9,772	531,792

Hotels, Restaurants & Leisure — 0.8%
Applebee’s International, Inc.	22,606	557,690
O’ Charleys, Inc.*	113,100	2,406,768

		2,964,458

Household Durables — 1.6%
Furniture Brands International, Inc.(a)	120,500	1,955,715
Snap-On, Inc.	28,700	1,367,268
Tupperware Corp.	63,400	1,433,474
WCI Communities, Inc.*(a)	69,839	1,339,512

		6,095,969

Industrial Products — 0.2%
UniFirst Corp.	16,007	614,829

Information Technology Services — 0.7%
Medquist, Inc.*	22,370	304,232
Perot Systems Corp. (Class A Stock)*	131,000	2,147,090

		2,451,322

Insurance — 3.5%
Allied World Assurance Holdings Ltd.	48,650	2,122,600
American Equity Investment Life Holding Co.	100,884	1,314,519
Aspen Insurance Holdings Ltd. (Bermuda)	28,440	749,678

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance (cont’d.)
CNA Financial Corp.*	75,392	$1,620,928
Donegal Group, Inc.	21,249	416,268
Midland Co. (The)	19,373	812,697
National Atlantic Holdings Corp.*	21,488	250,550
Navigators Group, Inc.*	16,302	785,430
NYMAGIC, Inc.	14,155	518,073
ProAssurance Corp.*(a)	28,200	1,407,744
Procentury Corp.	51,803	958,356
RLI Corp.	21,369	1,205,639
StanCorp Financial Group, Inc.	16,759	754,993

		12,917,475

Internet Services — 0.1%
Vignette Corp.*	16,580	283,021

Leisure Equipment & Products — 1.2%
Callaway Gulf Co.	126,000	1,815,660
K2, Inc.*(a)	202,720	2,673,877

		4,489,537

Life Science Tools & Services — 0.2%
Enzo Biochem, Inc.*(a)	56,500	806,255

Machinery & Equipment — 5.0%
Albany International Corp. (Class A Stock)(a)	54,300	1,787,013
Applied Industrial Technologies, Inc.(a)	19,507	513,229
Baldor Electric Co.	9,913	331,292
Crane Co.	61,700	2,260,688
Franklin Electric Co., Inc.	10,081	518,063
IDEX Corp.	47,300	2,242,493
Kaydon Corp.	53,300	2,118,142
Kennametal, Inc.	32,500	1,912,625
Mueller Industries, Inc.	92,913	2,945,342
RBC Bearings, Inc.*	51,280	1,469,685
Tennant Co.	16,081	466,349
Wabtec Corp.	63,300	1,923,054

		18,487,975

Marine — 0.5%
Kirby Corp.*(a)	59,200	2,020,496

Medical Supplies & Equipment — 1.0%
Cardiac Science Corp.*	95,532	770,943
PerkinElmer, Inc.	69,140	1,536,982
Symmetry Medical, Inc.*	79,869	1,104,589
Wilson Greatbatch Technologies, Inc.*	3,974	106,980

		3,519,494

Metals & Mining — 1.2%
Commercial Metals Co.	47,851	1,234,556
Gibraltar Industries, Inc.	102,690	2,414,242
Meridian Gold, Inc.*	23,400	650,286

		4,299,084

Multi-Line Retail — 0.4%
Dillard’s, Inc. (Class A Stock)	47,700	1,668,069

Multi-Utilities
Vectren Corp.	2,874	81,277

Networking/Telecom Equipment
Aeroflex, Inc.*	11,573	135,636

SEE NOTES TO FINANCIAL STATEMENTS.

B49

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 4.3%
Denbury Resources, Inc.*	77,300	$2,148,167
Geomet, Inc.*(a)	44,761	465,514
Hydril Co.*	6,218	467,532
Northwest Natural Gas Co.	54,959	2,332,460
Oil States International*(a)	44,070	1,420,376
Parallel Petroleum Corp.*(a)	59,576	1,046,750
Range Resources Corp.	51,690	1,419,407
South Jersey Industries, Inc.	30,115	1,006,142
Southeastern Michigan Gas Enterprises, Inc.*	26,509	161,705
Southwest Gas Corp.	22,048	845,982
W-H Energy Services, Inc.*	17,770	865,221
Williams Partners LP	42,425	1,641,848
XTO Energy, Inc.	43,400	2,041,970

		15,863,074

Paper & Forest Products — 0.3%
Caraustar Industries, Inc.*	136,057	1,100,701

Pharmaceuticals — 0.8%
Bentley Pharmaceuticals, Inc.*(a)	120,500	1,225,485
Medarex, Inc.*	85,287	1,261,395
Salix Pharmaceuticals Ltd.*(a)	28,167	342,792

		2,829,672

Pipelines — 0.1%
Dynegy, Inc. (Class A Stock)*	28,302	204,906

Real Estate Investment Trust – Apartment — 0.2%
American Campus Communities, Inc.	30,501	868,363

Real Estate Investment Trust – Office Industrial — 0.4%
Brandywine Realty Trust	46,930	1,560,422

Real Estate Investment Trust – Other REIT — 1.7%
Acadia Realty Trust	28,547	714,246
Agree Realty Corp.	7,051	242,343
Digital Realty Trust, Inc.	21,555	737,828
Health Care REIT, Inc.	96	4,130
Omega Healthcare Investors, Inc.	89,555	1,586,915
Spirit Finance Corp.	162,726	2,029,193
U-Store-It Trust	51,428	1,056,845

		6,371,500

Real Estate Investment Trusts — 4.6%
American Land Lease, Inc.	30,100	797,951
Biomed Realty Trust, Inc.	40,520	1,158,872
Cogdell Spencer, Inc.	22,961	493,661
Cousins Properties, Inc.	51,600	1,819,932
Duke Realty Corp.	20,200	826,180
Entertainment Properties Trust	19,107	1,116,613
LaSalle Hotel Properties	60,233	2,761,683
Lexington Corp. Properties Trust(a)	51,516	1,155,504
Liberty Property Trust(a)	18,200	894,348
MFA Mortgage Investments, Inc.	152,312	1,171,279
National Retail Properties(a)	52,204	1,198,082
Parkway Properties, Inc.	38,527	1,965,262
RAIT Investment Trust	51,095	1,761,756

		17,121,123

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Restaurants — 1.2%
California Pizza Kitchen, Inc.*	29,622	$986,709
CEC Entertainment, Inc.*	32,432	1,305,388
Rare Hospitality International, Inc.*	33,640	1,107,765
Ruby Tuesday, Inc.	11,952	327,963
Steak N Shake Co. (The)*	34,656	609,945

		4,337,770

Retail — 0.3%
Charming Shoppes, Inc.*(a)	75,640	1,023,409

Retail & Merchandising — 1.6%
Big Lots, Inc.*(a)	63,707	1,460,164
Casey’s General Stores, Inc.	51,722	1,218,053
Christopher & Banks Corp.	9,105	169,899
Hot Topic, Inc.*	22,772	303,779
Insight Enterprises, Inc.*	69,281	1,307,332
School Specialty, Inc.*(a)	22,992	861,970
Select Comfort Corp.*(a)	21,099	366,912
Sharper Image Corp.*(a)	5,642	52,189

		5,740,298

Road & Rail — 0.2%
Arkansas Best Corp.	24,200	871,200

Semiconductors & Semiconductor Equipment — 4.5%
ATMI, Inc.*	27,696	845,559
Brooks Automation, Inc.*	86,444	1,244,794
Cabot Microelectronics Corp.*	30,100	1,021,594
Emulex Corp.*	90,726	1,770,064
Entegris, Inc.*(a)	52,143	564,187
Exar Corp.*	127,400	1,656,200
Form Factor, Inc.*(a)	12,614	469,871
Intergrated Device Technology, Inc.*	89,910	1,391,807
Kulicke & Soffa Industries, Inc.*(a)	241,500	2,028,600
Omnivision Technologies, Inc.*(a)	131,600	1,796,340
ON Semiconductor Corp.*	15,677	118,675
Tessera Technologies, Inc.*	33,718	1,360,184
Verigy Ltd. (Singapore)*	135,500	2,405,125

		16,673,000

Software — 1.8%
Blackboard, Inc.*(a)	18,005	540,870
EPIQ Systems, Inc.*	70,100	1,189,597
Lawson Software, Inc.*(a)	509,879	3,768,006
McAfee, Inc.*	39,500	1,121,010

		6,619,483

Specialty Retail — 2.0%
Buckle, Inc. The	30,500	1,550,925
Cato Corp. (Class A Stock)	76,370	1,749,637
Deb Shops, Inc.	46,710	1,233,144
Lithia Motors, Inc. (Class A Stock)	39,637	1,139,960
West Marine, Inc.*(a)	109,800	1,896,246

		7,569,912

Telecommunications — 2.0%
Andrew Corp.*	34,476	352,690
Anixter International, Inc.*(a)	11,908	646,604
Dobson Communications Corp. (Class A Stock)*	168,936	1,471,433

SEE NOTES TO FINANCIAL STATEMENTS.

B50

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Telecommunications (cont’d.)
Hypercom Corp.*	37,403	$237,509
IPG Photonics Corp.*	3,642	87,408
Knology, Inc.*	25,982	276,448
Premiere Global Services, Inc.*	147,778	1,395,024
RCN Corp.*	51,071	1,539,791
Tekelec*	82,877	1,229,066

		7,235,973

Textiles — 0.2%
G & K Services, Inc. (Class A Stock)	15,277	594,123

Textiles, Apparel & Luxury Goods — 0.6%
Timberland Co. (The) (Class A Stock)*	75,200	2,374,816

Thrifts & Mortgage Finance — 1.1%
City Bank/Lynnwood WA	25,200	902,160
PMI Group, Inc. (The)	53,600	2,528,312
Triad Guaranty, Inc.*	11,540	633,200

		4,063,672

Transportation — 0.3%
Forward Air Corp.	17,643	510,412
Heartland Express, Inc.	46,905	704,513

		1,214,925

Utilities — 1.7%
Cleco Corp.	41,507	1,047,222
El Paso Electric Co.*	111,846	2,725,687
Sierra Pacific Resources*	72,081	1,213,123
Unisource Energy Corp.	8,665	316,532
Westar Energy, Inc.	40,937	1,062,725

		6,365,289

TOTAL LONG-TERM INVESTMENTS (cost $312,694,848)		351,588,389

SHORT-TERM INVESTMENT — 24.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $90,298,035; includes $67,120,284 of cash collateral for securities on loan)(b)(w)(Note 4)	90,298,035	90,298,035

TOTAL INVESTMENTS — 119.8% (cost $402,992,883; Note 6)		441,886,424
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.8)%		(72,903,993)

NET ASSETS — 100.0%		$368,982,431

The following abbreviations are used in portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $63,899,354; cash collateral of $67,120,284 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (includes 18.2% of collateral received for securities on loan)	24.5%
Commercial Banks	6.4
Machinery & Equipment	5.0
Real Estate Investment Trusts	4.6
Semiconductors & Semiconductor Equipment	4.5
Oil, Gas & Consumable Fuels	4.3
Financial — Bank & Trust	3.6
Insurance	3.5
Financial Services	3.3
Exchange Traded Funds	2.5
Communication Equipment	2.1
Commercial Services & Supplies	2.1
Specialty Retail	2.0
Telecommunications	2.0
Aerospace	2.0
Chemicals	1.9
Software	1.8
Real Estate Investment Trust — Other Reit	1.7
Utilities	1.7
Household Durables	1.6
Healthcare Providers & Services	1.6
Retail & Merchandising	1.6
Food Products	1.5
Computer Services & Software	1.4
Auto Components	1.4
Energy Equipment & Services	1.3
Building Products	1.3
Leisure Equipment & Products	1.2
Consumer Products & Services	1.2
Restaurants	1.2
Construction	1.2
Metals & Mining	1.2
Thrifts & Mortgage Finance	1.1
Medical Supplies & Equipment	1.0
Engineering/Construction	0.9
Airlines	0.9
Electronic Components	0.8
Business Services	0.8
Hotels, Restaurants & Leisure	0.8
Pharmaceuticals	0.8
Automobile Manufacturers	0.7
Automotive Parts	0.7
Information Technology Services	0.7
Textiles, Apparel & Luxury Goods	0.6
Distribution/Wholesale	0.6
Diversified Financial Services	0.6
Building Materials	0.6
Commercial Services	0.6
Marine	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

B51

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

Industry
Electronic Equipment & Instruments	0.5%
Containers & Packaging	0.5
Biotechnology	0.5
Computer Hardware	0.5
Multi-Line Retail	0.4
Diversified Consumer Services	0.4
Real Estate Investment Trust — Office Industrial	0.4
Environmental Services	0.4
Entertainment & Leisure	0.4
Diversified	0.4
Clothing & Apparel	0.4
Electronics	0.3
Healthcare Equipment & Supplies	0.3
Transportation	0.3
Healthcare-Products	0.3
Paper & Forest Products	0.3
Retail	0.3
Gas Utilities	0.3
Equipment Services	0.3
Capital Markets	0.3
Road & Rail	0.2
Real Estate Investment Trust — Apartment	0.2
Life Science Tools & Services	0.2
Healthcare Techology	0.2
Computers & Peripherals	0.2
Diversified Machinery	0.2
Industrial Products	0.2
Textiles	0.2
Electric Utilities	0.2
Banks	0.2
Hotels & Motels	0.1
Basic Materials — Mining	0.1
Internet Services	0.1
Pipelines	0.1

119.8
Liabilities in excess of other assets	(19.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B52

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 98.4%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace — 2.2%
Boeing Co. (The)	17,300	$1,536,932

Beverages — 3.2%
PepsiCo, Inc.	35,500	2,220,525

Biotechnology — 8.5%
Genentech, Inc.*	33,300	2,701,629
Gilead Sciences, Inc.*	49,500	3,214,035

		5,915,664

Capital Markets — 2.0%
Lazard Ltd. (Class A Stock) (Bermuda)	28,900	1,368,126

Communication Equipment — 5.2%
QUALCOMM, Inc.	58,700	2,218,273
Research in Motion Ltd. (Canada)*	11,000	1,405,580

		3,623,853

Computer Hardware — 0.8%
Advanced Mirco Devices, Inc.*	27,500	559,625

Computers & Peripherals — 9.4%
Apple Computer, Inc.*	49,200	4,174,128
Hewlett-Packard Co.	58,400	2,405,496

		6,579,624

Consumer Products & Services — 2.2%
Procter & Gamble Co.	23,500	1,510,345

Diversified Financial Services — 9.2%
Goldman Sachs Group, Inc.	14,700	2,930,445
JPMorgan Chase & Co.	26,300	1,270,290
NYSE Group, Inc.*	23,300	2,264,760

		6,465,495

Farming & Agriculture — 1.3%
Monsanto Co.	17,900	940,287

Financial Services — 4.4%
Chicago Mercantile Exchange Holdings, Inc.	1,220	621,895
Credit Suisse Group, ADR (Switzerland)	19,900	1,390,015
Legg Mason, Inc.	11,400	1,083,570

		3,095,480

Healthcare Services — 3.2%
WellPoint, Inc.*	28,200	2,219,058

Hotels & Motels — 1.4%
Starwood Hotels & Resorts Worldwide, Inc.	16,100	1,006,250

Insurance — 3.3%
American International Group, Inc.	32,700	2,343,282

Internet Software & Services — 6.3%
Google, Inc. (Class A Stock)*	9,620	4,429,817

Media — 5.0%
Time Warner, Inc.	53,500	1,165,230
Walt Disney Co. (The)	68,200	2,337,214

		3,502,444

Oil, Gas & Consumable Fuels — 2.1%
Halliburton Co.	46,400	1,440,720

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals — 9.1%
Alcon, Inc. (Switzerland)	10,300	$1,151,231
Merck & Co., Inc.	24,500	1,068,200
Novartis AG, ADR (Switzerland)	31,200	1,792,128
Roche Holdings, Ltd., ADR (Switzerland)	26,500	2,371,692

		6,383,251

Retail & Merchandising — 1.6%
Kohl’s Corp.*	16,800	1,149,624

Semiconductors — 1.3%
Broadcom Corp., (Class A Stock)*	27,200	878,832

Semiconductors & Semiconductor Equipment — 2.3%
Marvell Technology Group Ltd.*	83,600	1,604,284

Software — 10.0%
Adobe Systems, Inc.*	61,300	2,520,656
Electronic Arts, Inc.*	31,200	1,571,232
Microsoft Corp.	97,200	2,902,392

		6,994,280

Specialty Retail — 2.6%
Lowe’s Cos., Inc.	58,700	1,828,505

Telecommunications — 1.8%
Cisco Systems, Inc.*	47,100	1,287,243

TOTAL LONG-TERM INVESTMENTS (cost $59,989,190)		68,883,546

SHORT-TERM INVESTMENT — 4.8%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $3,368,166)(w)	3,368,166	3,368,166

TOTAL INVESTMENTS — 103.2% (cost $63,357,356)		72,251,712
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(2,235,861)

NET ASSETS — 100.0%		$70,015,851

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Software	10.0%
Computers & Peripherals	9.4
Diversified Financial Services	9.2
Pharmaceuticals	9.1
Biotechnology	8.5
Internet Software & Services	6.3

SEE NOTES TO FINANCIAL STATEMENTS.

B53

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

Industry
Communication Equipment	5.2%
Media	5.0
Affiliated Money Market Mutual Fund	4.8
Financial Services	4.4
Insurance	3.3
Beverages	3.2
Healthcare Services	3.2
Specialty Retail	2.6
Semiconductors & Semiconductor Equipment	2.3
Aerospace	2.2
Consumer Products & Services	2.2
Oil, Gas & Consumable Fuels	2.1
Capital Markets	2.0
Telecommunications	1.8
Retail & Merchandising	1.6
Hotels & Motels	1.4
Farming & Agriculture	1.3
Semiconductors	1.3
Computer Hardware	0.8

103.2
Liabilities in excess of other assets	(3.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B54

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS December 31, 2006

LONG-TERM INVESTMENTS — 97.8%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 2.3%
Lamar Advertising Co.*	26,900	$1,758,991

Airlines — 1.8%
Southwest Airlines Co.	89,500	1,371,140

Biotechnology Healthcare — 0.9%
Celgene Corp.*	11,600	667,348

Commercial Services & Supplies — 0.9%
Monster Worldwide, Inc.*	15,200	708,928

Communication Equipment — 0.7%
QUALCOMM, Inc.	13,500	510,165

Computer Hardware — 1.3%
Apple Computer, Inc.*	11,700	992,628

Computer Services & Software — 8.2%
Autodesk, Inc.*	18,600	752,556
Automatic Data Processing, Inc.	22,300	1,098,275
Microsoft Corp.	96,800	2,890,448
NAVTEQ Corp.*	25,300	884,741
Red Hat, Inc.*	31,900	733,700

		6,359,720

Consumer Products & Services — 1.8%
Accenture Ltd. (Class A Stock)	38,200	1,410,726

Diversified Financial Services — 3.2%
E*trade Financial Corp.*	50,900	1,141,178
Morgan Stanley	16,800	1,368,024

		2,509,202

Drugs & Medicine — 9.4%
Amgen, Inc.*	19,200	1,311,552
Caremark Rx, Inc.	26,900	1,536,259
Genentech, Inc.*	12,100	981,673
Gilead Sciences, Inc.*	25,300	1,642,729
St. Jude Medical, Inc.*	20,700	756,792
WellPoint, Inc.*	14,000	1,101,660

		7,330,665

Electronic Components — 1.7%
Harman International Industries, Inc.	13,000	1,298,830

Farming & Agriculture — 1.0%
Monsanto Co.	14,500	761,685

Financial – Bank & Trust — 2.6%
State Street Corp.	30,300	2,043,432

Financial Services — 4.5%
Chicago Mercantile Exchange Holdings, Inc.	1,000	509,750
Franklin Resources, Inc.	12,500	1,377,125
Legg Mason, Inc.	8,900	845,945
SLM Corp.	15,700	765,689

		3,498,509

Food & Staples Retailing — 3.0%
Sysco Corp.	32,100	1,179,996
Wal-Mart Stores, Inc.	24,600	1,136,028

		2,316,024

Healthcare Providers & Services — 2.3%
UnitedHealth Group, Inc.	33,500	1,799,955

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 4.7%
International Game Technology	37,700	$1,741,740
Marriott International, Inc. (Class A Stock)	16,800	801,696
Wynn Resorts Ltd.*	11,600	1,088,660

		3,632,096

Internet Services — 5.6%
Amazon.com, Inc.*	40,400	1,594,184
Google, Inc. (Class A Stock)*	4,400	2,026,112
Yahoo!, Inc.*	29,800	761,092

		4,381,388

Manufacturing — 2.0%
Danaher Corp.	21,200	1,535,728

Media — 1.2%
EchoStar Communications Corp. (Class A Stock)*	25,400	965,962

Medical Supplies & Equipment — 3.4%
Medtronic, Inc.	27,100	1,450,121
Sepracor, Inc.*	19,400	1,194,652

		2,644,773

Oil, Gas & Consumable Fuels — 1.9%
Schlumberger Ltd.	11,900	751,604
Transocean, Inc. (Cayman Islands)*	8,800	711,832

		1,463,436

Pharmaceuticals — 1.1%
Cephalon, Inc.*	5,500	387,255
Medco Health Solutions, Inc.*	8,500	454,240

		841,495

Retail & Merchandising — 5.5%
Kohl’s Corp.*	24,200	1,656,006
Target Corp.	24,300	1,386,315
Walgreen Co.	26,800	1,229,852

		4,272,173

Semiconductors — 11.8%
Analog Devices, Inc.	42,600	1,400,262
Applied Materials, Inc.	85,600	1,579,320
Broadcom Corp. (Class A Stock)*	19,100	617,121
Intel Corp.	47,000	951,750
Marvell Technology Group Ltd. (Bermuda)*	90,500	1,736,695
Maxim Integrated Products, Inc.	52,300	1,601,426
Xilinx, Inc.	55,200	1,314,312

		9,200,886

Software — 1.3%
Adobe Systems, Inc.*	24,900	1,023,888

Telecommunications — 7.4%
American Tower Corp., (Class A Stock)*	75,400	2,810,912
Ericsson LM Telephone, ADR (Sweden)	20,400	820,692
Juniper Networks, Inc.*	113,600	2,151,584

		5,783,188

Transportation — 1.0%
Expeditors International Washington, Inc.	20,000	810,000

SEE NOTES TO FINANCIAL STATEMENTS.

B55

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities — 5.3%
General Electric Co.	111,200	$4,137,752

TOTAL LONG-TERM INVESTMENTS (cost $66,904,775)		76,030,713

SHORT-TERM INVESTMENT — 2.7%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $2,067,364)(w) (Note 4)	2,067,364	2,067,364

TOTAL INVESTMENTS — 100.5% (cost $68,972,139)		78,098,077
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(389,966)

NET ASSETS — 100.0%		$77,708,111

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Semiconductors	11.8%
Drugs & Medicine	9.4
Computer Services & Software	8.2
Telecommunications	7.4
Internet Services	5.6
Retail & Merchandising	5.5
Utilities	5.3
Hotels, Restaurants & Leisure	4.7
Financial Services	4.5
Medical Supplies & Equipment	3.4
Diversified Financial Services	3.2
Food & Staples Retailing	3.0
Affiliated Money Market Mutual Fund	2.7
Financial — Bank & Trust	2.6
Healthcare Providers & Services	2.3
Advertising	2.3
Manufacturing	2.0
Oil, Gas & Consumable Fuels	1.9
Consumer Products & Services	1.8
Airlines	1.8
Electronic Components	1.7
Software	1.3
Computer Hardware	1.3
Media	1.2
Pharmaceuticals	1.1
Transportation	1.0
Farming & Agriculture	1.0
Commercial Services & Supplies	0.9
Biotechnology Healthcare	0.9
Communication Equipment	0.7

100.5
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B56

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), was a Maryland corporation, organized on November 15, 1982, and continues to be a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with a separate series of shares. The information presented in these financial statements pertains to seventeen Portfolios: SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Growth Portfolio, SP International Value Portfolio, SP Large Cap Value Portfolio, SP Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Small Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, and SP T. Rowe Price Large Cap Growth Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

SP Aggressive Growth Asset Allocation Portfolio:    Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and American Skandia Trust Portfolios.

SP AIM Core Equity Portfolio:    Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings and dividends.

SP Balanced Asset Allocation Portfolio:    Provide a balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and American Skandia Trust Portfolios.

SP Conservative Asset Allocation Portfolio:    Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund and American Skandia Trust Portfolios.

SP Davis Value Portfolio:    Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

SP Growth Asset Allocation Portfolio:    Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and American Skandia Trust Portfolios.

SP International Growth Portfolio, formerly known as SP William Blair International Growth Portfolio:    Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

SP International Value Portfolio, formerly known as SP LSV International Value Portfolio:    Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

SP Large Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (those with market capitalizations similar to companies in the Standard & Poor’s 500 Composite Index or the Russell 100 Index).

SP Mid-Cap Growth Portfolio:    Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

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SP PIMCO High Yield Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.

SP PIMCO Total Return Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

SP Small Cap Growth Portfolio:    Long-term capital growth by investing mostly in small-capitalization companies which are included in the Russell 2000 Growth Index at the time of purchase, or if not with market capitalizations under $2.5 billion.

SP Small Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

SP Strategic Partners Focused Growth Portfolio:    Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

SP T. Rowe Price Large Cap Growth Portfolio:    Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in stocks of companies considered to have large capitalizations.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

C2

reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, the SP AIM Core Equity Portfolio, SP Davis Value Portfolio, SP International Growth Portfolio, and SP International Value Portfolio held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2006 include registration rights, under which the Portfolios may demand registration by the issuer, of which the Portfolio may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above. Certain restricted securities were deemed liquid by procedures adopted by the Board of Trustees.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

C3

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in assets and liabilities in the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Loan Participations:    The SP PIMCO High Yield Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

C4

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The Portfolios may enter into swap agreements as either the protection buyer or seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Floating Rate Notes Issued in Conjunction with Securities Held:    The Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in the assets and cash flows at the trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (“inverse floaters”). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold (transferred) to the broker by the Portfolio. The trust also issues floating-rate notes (“floating rate notes”) which are sold to third-parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender (redeem) their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No. 140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities”.

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail

C5

financially, the Series Fund has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Trust’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The SP PIMCO High Yield and SP PIMCO Total Return Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has

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entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), AIM Capital Management, Inc. (“AIM”), Alliance Capital Management, LP (“Alliance”), Davis Selected Advisers, LP (“Davis”), Calamos Investments (“Calamos”), Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”), Goldman Sachs Asset Management, L.P. (“GSAM”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), LSV Asset Management (“LSV”), Marsico (“Marsico”), Neuberger Berman Management, Inc. (“Neuberger Berman”), T. Rowe Price Associates, Inc. (“T. Rowe”), William Blair & Company LLC (“William Blair”), Eagle Asset Management (“Eagle”), Pacific Investment Management Company LLC (“PIMCO”), Thornburg (“Thornburg”), and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
SP Aggressive Growth Asset Allocation Portfolio	0.05%	0.05%
SP AIM Core Equity Portfolio	0.85	0.85
SP Balanced Asset Allocation Portfolio	0.05	0.05
SP Conservative Asset Allocation Portfolio	0.05	0.05
SP Davis Value Portfolio	0.75	0.75
SP Growth Asset Allocation Portfolio	0.05	0.05
SP International Growth Portfolio	0.85	0.85
SP International Value Portfolio	0.90	0.90
SP Large Cap Value Portfolio	0.80	0.80
SP Mid-Cap Growth Portfolio	0.80	0.80
SP PIMCO High Yield Portfolio	0.60	0.60
SP PIMCO Total Return Portfolio	0.60	0.60
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Growth Portfolio	0.95	0.95
SP Small Cap Value Portfolio	0.90	0.90
SP Strategic Partners Focused Growth Portfolio	0.90	0.90
SP T. Rowe Price Large Cap Growth Portfolio	0.90	0.78

At December 31, 2006 the Subadvisers that provide investment advisory services to the Portfolios are as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
SP AIM Core Equity Portfolio	AIM
SP Davis Value Portfolio	Davis
SP International Growth Portfolio	William Blair, Marsico*
SP International Value Portfolio	LSV, Thornburg*
SP Large Cap Value Portfolio	Hotchkis and Wiley, J.P. Morgan, Dreman
SP Mid-Cap Growth Portfolio	Calamos
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Growth Portfolio	Neuberger Berman, Eagle
SP Small Cap Value Portfolio	GSAM, ClearBridge (formerly Salomon)
SP Strategic Partners Focused Growth Portfolio	Alliance, Jennison
SP T. Rowe Price Large Cap Growth Portfolio	T. Rowe

*	Effective as of the close of business November 17, 2006.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class

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I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to waive management fees and/or reimburse expenses of each Portfolio (other than the SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios) for the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense limit		Class II Expense limit
SP AIM Core Equity Portfolio	1.00%		N/A
SP Davis Value Portfolio	0.83	*	N/A
SP International Growth Portfolio	1.24		1.64%
SP International Value Portfolio	1.10	**	N/A
SP Large Cap Value Portfolio	0.90		N/A
SP Mid-Cap Growth Portfolio	1.00		N/A
SP PIMCO High Yield Portfolio	0.82		N/A
SP PIMCO Total Return Portfolio	0.76		N/A
SP Prudential U.S. Emerging Growth Portfolio	0.90		1.30
SP Small Cap Growth Portfolio	1.15		N/A
SP Small Cap Value Portfolio	1.05		N/A
SP Strategic Partners Focused Growth Portfolio	1.25		1.65
SP T. Rowe Price Large Cap Growth Portfolio	1.06		N/A

N/A – Not applicable – Portfolio does not currently have Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

*	Effective July 1, 2006, the expense limitation for SP Davis Value was removed.
**	Effective July 1, 2006, the limit has been reduced to 1.00%.

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s security lending agent. For the year ended December 31, 2006, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
SP Davis Portfolio	$16,594
SP International Growth Portfolio	1,842
SP Large Cap Value Portfolio	38,928
SP Mid-Cap Growth Portfolio	23,130
SP Prudential U.S. Emerging Growth Portfolio .	41,679
SP Small Cap Growth Portfolio	42,083
SP Small Cap Value Portfolio	117,201

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For the year ended December 31, 2006, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential and Wachovia Securities, LLC, affiliates of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
SP AIM Core Equity Portfolio	$297	—
SP Large Cap Value Portfolio	13,618	$1,319
SP Prudential U.S. Emerging Growth Portfolio	802	—
SP Small Cap Growth Portfolio	—	5,499
SP Small Cap Value Portfolio	—	681
SP Strategic Partners Focused Growth Portfolio	769	—

Certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2006 were as follows:

Cost of Purchases:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$53,276,558
SP AIM Core Equity Portfolio	11,897,113
SP Balanced Asset Allocation Portfolio	390,538,407
SP Conservative Asset Allocation Portfolio	200,190,178
SP Davis Value Portfolio	44,592,571
SP Growth Asset Allocation Portfolio	321,194,581
SP International Growth Portfolio	535,517,443
SP International Value Portfolio	489,121,700
SP Large Cap Value Portfolio	612,960,224
SP Mid-Cap Growth Portfolio	153,147,571
SP PIMCO High Yield Portfolio	147,766,353
SP PIMCO Total Return Portfolio	1,756,826,014
SP Prudential U.S. Emerging Growth Portfolio	137,857,265
SP Small Cap Growth Portfolio	69,429,408
SP Small Cap Value Portfolio	188,436,804
SP Strategic Partners Focused Growth Portfolio	103,701,768
SP T. Rowe Price Large Cap Growth Portfolio	42,613,437

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Proceeds from Sales:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$53,051,000
SP AIM Core Equity Portfolio	16,073,086
SP Balanced Asset Allocation Portfolio	350,175,000
SP Conservative Asset Allocation Portfolio	195,269,000
SP Davis Value Portfolio	61,729,649
SP Growth Asset Allocation Portfolio	298,870,000
SP International Growth Portfolio	605,362,856
SP International Value Portfolio	490,279,371
SP Large Cap Value Portfolio	623,245,288
SP Mid-Cap Growth Portfolio	169,164,680
SP PIMCO High Yield Portfolio	240,341,796
SP PIMCO Total Return Portfolio	269,234,837
SP Prudential U.S. Emerging Growth Portfolio	148,097,313
SP Small Cap Growth Portfolio	100,384,438
SP Small Cap Value Portfolio	201,852,950
SP Strategic Partners Focused Growth Portfolio	114,188,169
SP T. Rowe Price Large Cap Growth Portfolio	42,185,758

The SP PIMCO High Yield, SP PIMCO Total Return and the SP AIM Core Equity Portfolios’ written options activity for the year ended December 31, 2006 were as follows:

	SP PIMCO High Yield		SP PIMCO Total Return
	Number of Contracts/ Swap Notional Amount $(000)	Premium	Number of Contracts/ Swap Notional Amount $(000)	Premium
Balance at beginning of year	678	$192,765	259,801,998	$3,719,339
Written options	9,936	512,289	23,302,780	107,810
Written swap options	—	—	175,525	2,363,125
Expired options	(2,560)	(35,902)	(5,093)	(618,483)
Expired Swap options	—	—	(223,000,000)	(3,082,239)
Exercised options	—	—	—	—
Closed options	(4,654)	(657,575)	(10)	(9,811)
Closed Swap options	—	—	(60,100,000)	(435,482)

Balance at end of year	3,400	$11,577	175,200	$2,044,259

	SP AIM Core Equity
	Number of Contracts/ Swap Notional Amount $(000)	Premium
Balance at beginning of year	180	$20,604
Written options	—	—
Expired options	(180)	(20,604)
Expired Swap options	—	—
Exercised options	—	—
Closed options	—	—
Closed Swap options	—	—

Balance at end of year	—	$—

Note 6:	Tax Information

As of January 2, 2006 all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions paid by the partnership are generally classified as return of capital non taxable distributions. Later in 2007 each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

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Prior to January 2, 2006, each Portfolio qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios were determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Prior to being structured as partnerships for tax purposes such determinations may have resulted in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes.

The tax character of distributions paid during the year ended December 31, 2005, were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
SP Aggressive Growth Asset Allocation Portfolio	$2,784,998	$3,220,328	$6,005,326
SP AIM Core Equity Portfolio	337,615	—	337,615
SP Balanced Asset Allocation Portfolio	17,685,987	22,025,487	39,711,474
SP Conservative Asset Allocation Portfolio	10,571,529	12,999,892	23,571,421
SP Davis Value Portfolio	2,694,772	29,342,603	32,037,375
SP Growth Asset Allocation Portfolio	16,999,403	13,932,075	30,931,478
SP International Growth Portfolio	8,183,431	12,439,468	20,622,899
SP International Value Portfolio	12,360,238	11,833,039	24,193,277
SP Large Cap Value Portfolio	17,688,553	4,176,180	21,864,733
SP PIMCO High Yield Portfolio	23,631,498	3,362,054	26,993,552
SP PIMCO Total Return Portfolio	77,092,879	9,496,299	86,589,178
SP Prudential U.S. Emerging Growth Portfolio	17,879,412	4,281,058	22,160,470
SP Small Cap Value Portfolio	31,804,658	17,428,304	49,232,962

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. See Note 10 below regarding “Change in Federal Income Tax Status and Related Reorganization”.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2006, the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP International Growth Portfolios have Class II shares outstanding.

Transactions in shares of common stock of the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP International Growth Portfolios were as follows:

SP Prudential U.S. Emerging Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Capital stock sold	3,604,315	$28,455,379
Capital stock issued in reinvestment of dividends and distributions	1,974,138	15,437,758
Capital stock repurchased	(4,964,683)	(38,298,965)

Net increase in shares outstanding	613,770	$5,594,172

Year ended December 31, 2005:
Capital stock sold	4,400,150	$32,192,743
Capital stock issued in connection with the merger	4,037,693	24,736,435
Capital stock issued in reinvestment of dividends and distributions	3,416,212	22,102,890
Capital stock repurchased	(3,006,411)	(21,435,346)

Net increase in shares outstanding	8,847,644	$57,596,722

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Class II	Shares	Amount
Year ended December 31, 2006:
Capital stock issued in reinvestment of dividends and distributions	4,052	$30,998
Capital stock repurchased	(11,485)	(87,675)

Net decrease in shares outstanding	(7,433)	$(56,677)

Year ended December 31, 2005:
Capital stock sold	— (a)	$4
Capital stock issued in reinvestment of dividends and distributions	9,054	57,580
Capital stock repurchased	(4,646)	(34,601)

Net increase in shares outstanding	4,408	$22,983

(a) Less than 0.5 Shares.

SP Strategic Partners Focused Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Capital stock sold	1,132,903	$8,574,353
Capital stock issued in reinvestment of dividends and distributions	336,936	2,547,235
Capital stock repurchased	(1,051,192)	(7,751,637)

Net increase in shares outstanding	418,647	$3,369,951

Year ended December 31, 2005:
Capital stock sold	1,314,274	$9,555,363
Capital stock repurchased	(867,937)	(6,268,773)

Net increase in shares outstanding	446,337	$3,286,590

Class II
Year ended December 31, 2006:
Capital stock sold	379,068	$2,840,023
Capital stock issued in reinvestment of dividends and distributions	375,712	2,776,508
Capital stock repurchased	(1,869,616)	(13,464,717)

Net decrease in shares outstanding	(1,114,836)	$(7,848,186)

Year ended December 31, 2005:
Capital stock sold	2,332,071	$16,000,029
Capital stock repurchased	(1,580,961)	(10,666,031)

Net increase in shares outstanding	751,110	$5,333,998

SP International Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Capital stock sold	11,447,164	$86,938,831
Capital stock issued in reinvestment of dividends and distributions	6,137,410	45,416,833
Capital stock repurchased	(22,713,601)	(171,563,955)

Net decrease in shares outstanding	(5,129,027)	$(39,208,291)

Year ended December 31, 2005:
Capital stock sold	26,170,510	$176,617,874
Capital stock issued in reinvestment of dividends and distributions	2,198,193	14,002,490
Capital stock repurchased	(4,631,938)	(31,184,958)

Net increase in shares outstanding	23,736,765	$159,435,406

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Class II	Shares	Amount
Year ended December 31, 2006:
Capital stock sold	433,942	$3,274,484
Capital stock issued in reinvestment of dividends and distributions	314,818	2,301,316
Capital stock repurchased	(931,607)	(6,930,628)

Net decrease in shares outstanding	(182,847)	$(1,354,828)

Year ended December 31, 2005:
Capital stock sold	2,776,309	$18,228,199
Capital stock issued in reinvestment of dividends and distributions	1,050,858	6,620,409
Capital stock repurchased	(21,269,733)	(143,583,241)

Net decrease in shares outstanding	(17,442,566)	$(118,734,633)

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Series Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2006. The average balance is for the number of days the Portfolios had an outstanding balance.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Outstanding Borrowings at December 31, 2006
SP Davis Value Portfolio	$1,140,909	11	5.33%	—
SP Large Cap Value Portfolio	4,100,000	1	4.95	—
SP International Value Portfolio	1,382,125	48	5.49	$461,000
SP Mid-Cap Growth Portfolio	1,000,000	1	5.51	—
SP PIMCO High Yield Portfolio	1,200,000	4	4.91	—
SP PIMCO Total Return Portfolio	13,100,000	5	5.79	—
SP Small Cap Growth Portfolio	16,598,667	3	5.72	—
SP Strategic Partners Focused Growth Portfolio	738,000	4	5.33	—
SP International Growth Portfolio	13,673,684	19	5.72	—

Note 9:	Ownership and Affiliates

As of December 31, 2006, all of Class I shares of each Portfolio were owned of record by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each portfolio of the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership as a result of that conversion. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each Portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio.

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The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Series Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or contract owners.

Note 11:	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance :
Net Asset Value, beginning of year	$9.50	$8.98	$7.83	$5.90	$7.58

Income (Loss) From Investment Operations:
Net investment income	.10	.18	.02	.01	— (b)
Net realized and unrealized gain (loss) on investments	1.22	.71	1.13	1.92	(1.68)

Total from investment operations	1.32	.89	1.15	1.93	(1.68)

Less Dividends and Distributions:
Dividends from net investment income	—	(.02)	— (b)	— (b)	—
Distributions from net realized gains	—	(.35)	—	—	—
Distributions	(.41)	—	—	—	—

Total dividends and distributions	(.41)	(.37)	—	—	—

Net Asset Value, end of year	$10.41	$9.50	$8.98	$7.83	$5.90

Total Investment Return(a)	14.27%	10.48%	14.76%	32.77%	(22.16)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$201.6	$188.2	$136.9	$60.6	$15.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	1.00%	2.29%	.27%	.16%	.06%
Portfolio turnover rate	28%	26%	60%	22%	26%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $.005 per share.

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.62		$7.36		$6.80		$5.52		$6.51

Income From Investment Operations:
Net investment income	.09		.07		.08		.04		.02
Net realized and unrealized gain (loss) on investments	1.08		.27		.51		1.26		(1.01)

Total from investment operations	1.17		.34		.59		1.30		(.99)

Less Dividends and Distributions:
Dividends from net investment income	—		(.08)		(.03)		(.02)		—
Distributions	(.51)		—		—		—		—

Total dividends and distributions	(.51)		(.08)		(.03)		(.02)		—

Net Asset Value, end of year	$8.28		$7.62		$7.36		$6.80		$5.52

Total Investment Return(a)	16.05%		4.63%		8.79%		23.69%		(15.21)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$37.9		$34.2		$31.8		$22.8		$13.9
Ratios to average net assets:
Expenses	1.02	%(b)	1.00	%(b)	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income	1.20	%(b)	.98	%(b)	1.27	%(b)	.70	%(b)	.45	%(b)
Portfolio turnover rate	38%		69%		68%		37%		116%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.29% and .93%, respectively, for year ended December 31, 2006, 1.28% and .70%, respectively, for the year ended December 31, 2005, 1.48% and .79%, respectively, for the year ended December 31, 2004, 1.72% and (.02)%, respectively for the year ended December 31, 2003, and 1.79% and (.34)%, respectively, for the year ended December 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.92	$10.63	$9.66	$7.96	$9.02

Income (Loss) From Investment Operations:
Net investment income	.25	.27	.09	.09	.11
Net realized and unrealized gain (loss) on investments	.89	.49	.97	1.71	(1.16)

Total from investment operations	1.14	.76	1.06	1.80	(1.05)

Less Dividends and Distributions:
Dividends from net investment income	—	(.10)	(.08)	(.10)	—
Distributions from net realized gains	—	(.37)	(.01)	—	(.01)
Distributions	(.47)	—	—	—	—

Total dividends and distributions	(.47)	(.47)	(.09)	(.10)	(.01)

Net Asset Value, end of year	$11.59	$10.92	$10.63	$9.66	$7.96

Total Investment Return(a)	10.69%	7.60%	11.09%	22.87%	(11.67)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,406.3	$1,372.0	$837.0	$449.8	$147.3
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.23%	3.40%	1.37%	1.83%	1.96%
Portfolio turnover rate	27%	21%	48%	12%	22%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance :
Net Asset Value, beginning of year	$11.28	$11.20	$10.48	$9.16	$9.77

Income (Loss) From Investment Operations:
Net investment income	.35	.38	.14	.16	.16
Net realized and unrealized gain (loss) on investments	.59	.25	.77	1.33	(.73)

Total from investment operations	.94	.63	.91	1.49	(.57)

Less Dividends and Distributions:
Dividends from net investment income	—	(.16)	(.16)	(.16)	(.03)
Distributions from net realized gains	—	(.39)	(.03)	(.01)	(.01)
Distributions	(.56)	—	—	—	—

Total dividends and distributions	(.56)	(.55)	(.19)	(.17)	(.04)

Net Asset Value, end of year	$11.66	$11.28	$11.20	$10.48	$9.16

Total Investment Return(a):	8.67%	5.91%	8.89%	16.49%	(5.88)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$632.8	$642.0	$459.9	$281.2	$117.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.94%	4.10%	1.86%	2.60%	2.79%
Portfolio turnover rate	33%	24%	47%	22%	25%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.68	$10.98	$9.80	$7.62	$9.04

Income (Loss) From Investment Operations:
Net investment income	.09	.09	.10	.05	.05
Net realized and unrealized gain (loss) on investments	1.49	.82	1.12	2.18	(1.47)

Total from investment operations	1.58	.91	1.22	2.23	(1.42)

Less Dividends and Distributions:
Dividends from net investment income	—	(.10)	(.04)	(.05)	—	(c)
Distributions from net realized gains	—	(1.11)	—	—	—
Distributions	(.27)	—	—	—	—

Total dividends and distributions	(.27)	(1.21)	(.04)	(.05)	—	(c)

Net Asset Value, end of year	$11.99	$10.68	$10.98	$9.80	$7.62

Total Investment Return(a)	15.02%	9.52%	12.53%	29.40%	(15.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$328.0	$311.7	$285.5	$391.2	$165.0
Ratios to average net assets:
Expenses	.81%	.82%	.82%	.82%	.83	%(b)
Net investment income	.81%	.87%	.89%	.80%	.82	%(b)
Portfolio turnover rate	14%	14%	34%	7%	22%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been .87% and .78%, respectively, for the year ended December 31, 2002.

(c)	Less than $.005 per share.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance :
Net Asset Value, beginning of year	$10.23	$9.80	$8.71	$6.84	$8.27

Income (Loss) From Investment Operations:
Net investment income	.16	.19	.06	.04	.06
Net realized and unrealized gain (loss) on investments	1.13	.66	1.07	1.88	(1.49)

Total from investment operations	1.29	.85	1.13	1.92	(1.43)

Less Dividends and Distributions:
Dividends from net investment income	—	(.06)	(.04)	(.05)	—
Distributions from net realized gains	—	(.36)	—	—	—
Distributions	(.35)	—	—	—	—

Total dividends and distributions	(.35)	(.42)	(.04)	(.05)	— (b)

Net Asset Value, end of year	$11.17	$10.23	$9.80	$8.71	$6.84

Total Investment Return(a)	12.88%	9.24%	13.05%	28.27%	(17.26)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,283.9	$1,212.0	$662.7	$326.7	$96.4
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	1.50%	2.65%	.94%	1.10%	1.12%
Portfolio turnover rate	25%	18%	53%	18%	24%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.55	$6.85	$5.89	$4.22	$5.45

Income (Loss) From Investment Operations:
Net investment income	.05	.04	.02	.01	.01
Net realized and unrealized gain (loss) on investments	1.45	1.01	.95	1.66	(1.24)

Total from investment operations	1.50	1.05	.97	1.67	(1.23)

Less Dividends and Distributions:
Dividends from net investment income	—	(.04)	(.01)	—	—
Distributions from net realized gains	—	(.31)	—	—	—
Distributions	(.75)	—	—	—	—

Total dividends and distributions	(.75)	(.35)	(.01)	—	—

Net Asset Value, end of year	$8.30	$7.55	$6.85	$5.89	$4.22

Total Investment Return(a)	21.05%	16.39%	16.54%	39.57%	(22.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$456.0	$453.6	$249.1	$105.6	$34.9
Ratios to average net assets:
Expenses	.97%	.98%	1.02%	1.15%	1.24	%(b)
Net investment income	.69%	.64%	.50%	.56%	.26	%(b)(c)
Portfolio turnover rate	111%	99%	137%	121%	108%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and .10%, respectively, for the year ended December 31, 2002.

(c)	Includes custody fee credits of .02% for the year ended December 31, 2002. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been .24% for the year ended December 31, 2002.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.45	$6.77	$5.83	$4.19	$5.43

Income (Loss) From Investment Operations:
Net investment income	.02	.03	.01	.01	—	(d)
Net realized and unrealized gain (loss) on investments	1.42	.98	.93	1.63	(1.24)

Total from investment operations	1.44	1.01	.94	1.64	(1.24)

Less Dividends and Distributions:
Dividends from net investment income	—	(.02)	—	—	—
Distributions from net realized gains	—	(.31)	—	—	—
Distributions	(.72)	—	—	—	—

Total dividends and distributions	(.72)	(.33)	—	—	—

Net Asset Value, end of year	$8.17	$7.45	$6.77	$5.83	$4.19

Total Investment Return(a)	20.42%	15.79%	16.12%	39.14%	(22.84)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.8	$23.1	$139.0	$113.6	$23.6
Ratios to average net assets:
Expenses	1.37%	1.38%	1.41%	1.54%	1.64	%(b)
Net investment income (loss)	.28%	.56%	.21%	.04%	(.11	)%(b)(c)
Portfolio turnover rate	111%	99%	137%	121%	108%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.80% and (.26)%, respectively, for the year ended December 31, 2002.

(c)	Includes custody fee credits of .02% for the year ended December 31, 2002. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (.13)% for the year ended December 31, 2002.

(d)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	SP International Value Portfolio
	Year Ended December 31,
	2006	2005(c)	2004		2003(c)		2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.08	$8.84	$7.67		$6.08		$7.35

Income (Loss) From Investment Operations:
Net investment income	.24	.17	.04		.06		.04
Net realized and unrealized gain (loss) on investments	2.35	.94	1.17		1.58		(1.31)

Total from investment operations	2.59	1.11	1.21		1.64		(1.27)

Less Dividends and Distributions:
Dividends from net investment income	—	(.04)	(.04)		(.05)		—
Distributions from net realized gains	—	(.83)	—		—		—
Distributions	(.27)	—	—		—		—

Total dividends and distributions	(.27)	(.87)	(.04)		(.05)		—

Net Asset Value, end of year	$11.40	$9.08	$8.84		$7.67		$6.08

Total Investment Return(a)	29.09%	13.77%	15.80%		27.37%		(17.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$487.4	$389.3	$240.7		$119.9		$46.4
Ratios to average net assets:
Expenses	.99%	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.28%	2.08%	.69	%(b)	.89	%(b)	.55	%(b)
Portfolio turnover rate	113%	18%	159%		87%		141%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, 1.30% and .69%, respectively for the year ended December 31, 2003, and 1.77% and (.12)%, respectively, for the year ended December 31, 2002.

(c)	Calculated based upon weighted average shares outstanding during the fiscal year.

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2006	2005	2004(d)	2003		2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.90	$11.56	$9.90	$7.81		$9.44

Income (Loss) From Investment Operations:
Net investment income	.20	.16	.16	.09		.08
Net realized and unrealized gain (loss) on investments	1.91	.58	1.58	2.00		(1.62)

Total from investment operations	2.11	.74	1.74	2.09		(1.54)

Less Dividends and Distributions:
Dividends from net investment income	—	(.10)	(.08)	—		(.09)
Distributions from net realized gains	—	(.30)	—	—		—
Distributions	(.75)	—	—	—		—
Tax Return of Capital	—	—	—	—		—	(c)

Total dividends and distributions	(.75)	(.40)	(.08)	—		(.09)

Net Asset Value, end of year	$13.26	$11.90	$11.56	$9.90		$7.81

Total Investment Return(a)	18.47%	6.64%	17.75%	26.76%		(16.37)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$959.6	$833.1	$601.4	$72.9		$38.3
Ratios to average net assets:
Expenses	.83%	.83%	.86%	.90	%(b)	.90	%(b)
Net investment income	1.64%	1.53%	1.53%	1.32	%(b)	1.22	%(b)
Portfolio turnover rate	71%	62%	77%	73%		96%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.11% and 1.11%, respectively for the year ended December 31, 2003, and 1.31% and .81%, respectively, for the year ended December 31, 2002.

(c)	Less than $.005 per share.

(d)	Calculated based upon weighted average share outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2006	2005		2004		2003		2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.21	$6.85		$5.73		$4.09		$7.62

Income (Loss) From Investment Operations:
Net investment income (loss)	.02	(.03)		(.03)		(.02)		(.02)
Net realized and unrealized gain (loss) on investments	(.16)	.39		1.15		1.66		(3.51)

Total from investment operations	(.14)	.36		1.12		1.64		(3.53)

Net Asset Value, end of year	$7.07	$7.21		$6.85		$5.73		$4.09

Total Investment Return(a)	(1.94)%	5.26%		19.55%		40.10%		(46.33)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$133.1	$152.9		$107.5		$58.9		$18.3
Ratios to average net assets:
Expenses	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)	(.59	)%(b)
Portfolio turnover rate	107%	94%		79%		73%		255%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively for the year ended December 31, 2003, and 1.68% and (1.27)%, respectively, for the year ended December 31, 2002.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.25	$10.67	$10.53	$9.17	$9.81

Income From Investment Operations:
Net investment income	.75	.68	.69	.65	.64
Net realized and unrealized gain (loss) on investments	.18	(.27)	.25	1.36	(.64)

Total from investment operations	.93	.41	.94	2.01	—

Less Dividends and Distributions:
Dividends from net investment income	—	(.68)	(.70)	(.65)	(.64)
Distributions from net realized gains	—	(.15)	(.10)	—	—
Distributions	(.85)	—	—	—	—

Total dividends and distributions	(.85)	(.83)	(.80)	(.65)	(.64)

Net Asset Value, end of year	$10.33	$10.25	$10.67	$10.53	$9.17

Total Investment Return(a)	9.51%	4.03%	9.32%	22.41%	.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$274.4	$368.6	$312.5	$248.2	$112.2
Ratios to average net assets:
Expenses	.70%	.67%	.68%	.72%	.82%
Net investment income	6.95%	6.65%	6.68%	6.97%	7.79%
Portfolio turnover rate	59%	89%	53%	74%	108%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.21		$11.68	$11.54	$11.41	$10.70

Income From Investment Operations:
Net investment income	.45		.37	.22	.23	.28
Net realized and unrealized gain (loss) on investments	(.05)		(.10)	.36	.43	.71

Total from investment operations	.40		.27	.58	.66	.99

Less Dividends and Distributions:
Dividends from net investment income	—		(.54)	(.23)	(.28)	(.28)
Distributions from net realized gains	—		(.20)	(.21)	(.25)	— (b)
Distributions	(.47)		—	—	—	—

Total dividends and distributions	(.47)		(.74)	(.44)	(.53)	(.28)

Net Asset Value, end of year	$11.14		$11.21	$11.68	$11.54	$11.41

Total Investment Return(a)	3.68%		2.39%	5.28%	5.85%	9.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,590.3		$1,538.2	$1,099.0	$839.1	$471.7
Ratios to average net assets:
Expenses	.66	%(c)	.62%	.65%	.65%	.67%
Net investment income	4.16%		3.62%	2.01%	2.19%	3.02%
Portfolio turnover rate	539%		590%	590%	656%	574%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $.005 per share.

(c)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees is .64%.

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance :
Net Asset Value, beginning of year	$7.87	$8.07	$6.65	$4.68	$6.89

Income (Loss) From Investment Operations:
Net investment income (loss)	.03	(.02)	(.05)	(.02)	(.02)
Net realized and unrealized gain (loss) on investments	.71	1.16	1.47	1.99	(2.19)

Total from investment operations	.74	1.14	1.42	1.97	(2.21)

Less Dividends and Distributions:
Dividends from net investment income	—	— (c)	—	—	—
Distributions from net realized gains	—	(1.34)	— (c)	—	—
Distributions	(.62)	—	—	—	—

Total dividends and distributions	(.62)	(1.34)	— (c)	—	—

Net Asset Value, end of year	$7.99	$7.87	$8.07	$6.65	$4.68

Total Investment Return(a)	9.59%	17.77%	21.39%	42.09%	(32.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$202.6	$194.8	$128.3	$170.0	$51.0
Ratios to average net assets:
Expenses	.67%	.80%	.78%	.80%	.90	%(b)
Net investment income (loss)	.32%	(.28)%	(.53)%	(.56)%	(.48	)%(b)
Portfolio turnover rate	70%	142%	212%	213%	299%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been .98% and (.56)%, respectively, for the year ended December 31, 2002.

(c)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance :
Net Asset Value, beginning of year	$7.72	$7.96	$6.58	$4.65	$6.88

Income (Loss) From Investment Operations:
Net investment loss	(.01)	(.05)	(.07)	(.05)	(.05)
Net realized and unrealized gain (loss) on investments	.70	1.15	1.45	1.98	(2.18)

Total from investment operations	.69	1.10	1.38	1.93	(2.23)

Less Distributions:
Distributions from net realized gains	—	(1.34)	— (c)	—	—
Distributions	(.62)	—	—	—	—

Total distributions	(.62)	(1.34)	— (c)	—	—

Net Asset Value, end of year	$7.79	$7.72	$7.96	$6.58	$4.65

Total Investment Return(a):	9.10%	17.47%	21.01%	41.51%	(32.41)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.3	$0.3	$0.4	$0.3	$0.2
Ratios to average net assets:
Expenses	1.07%	1.20%	1.18%	1.20%	1.30	%(b)
Net investment loss	(.04)%	(.70)%	(.94)%	(.97)%	(.89	)%(b)
Portfolio turnover rate	70%	142%	212%	213%	299%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.38% and (.95)%, respectively, for the year ended December 31, 2002.

(c)	Less than $.005 per share.

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2006	2005	2004	2003		2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.62	$6.46	$6.52	$4.84		$6.94

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)	(.03)		(.03)
Net realized and unrealized gain (loss) on investments	.86	.20	(.03)	1.71		(2.07)

Total from investment operations	.82	.16	(.06)	1.68		(2.10)

Net Asset Value, end of year	$7.44	$6.62	$6.46	$6.52		$4.84

Total Investment Return(a)	12.39%	2.48%	(.92)%	34.71%		(30.26)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$123.0	$135.7	$184.1	$35.0		$12.5
Ratios to average net assets:
Expenses	1.14%	1.05%	1.09%	1.15	%(b)	1.15	%(b)
Net investment loss	(.47)%	(.44)%	(.82)%	(.72	)%(b)	(.73	)%(b)
Portfolio turnover rate	53%	192%	240%	122%		109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, and 2.30% and (1.89)%, respectively, for the year ended December 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.27	$15.51	$12.88	$9.68	$11.36

Income (Loss) From Investment Operations:
Net investment income	.10	.07	.08	.02	.05
Net realized and unrealized gain (loss) on investments	1.78	.52	2.57	3.18	(1.68)

Total from investment operations	1.88	.59	2.65	3.20	(1.63)

Less Dividends and Distributions:
Dividends from net investment income	—	(.08)	(.02)	— (c)	(.05)
Distributions from net realized gains	—	(1.75)	— (c)	—	—
Distributions	(2.47)	—	—	—	—

Total dividends and distributions	(2.47)	(1.83)	(.02)	— (c)	(.05)

Net Asset Value, end of year	$13.68	$14.27	$15.51	$12.88	$9.68

Total Investment Return(a)	14.60%	4.61%	20.69%	33.11%	(14.38)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$369.0	$350.7	$393.3	$250.6	$99.2
Ratios to average net assets:
Expenses	.96%	.97%	.96%	1.04%	1.05	%(b)
Net investment income	.71%	.49%	.69%	.37%	.69	%(b)
Portfolio turnover rate	55%	119%	127%	90%	116%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.10% and .64%, respectively, for the year ended December 31, 2002.

(c)	Less than $.005 per share.

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2006	2005		2004		2003		2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$7.00		$6.33		$5.03		$6.73

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.03)		—	(b)	(.01)		(.01)
Net realized and unrealized gain (loss) on investments	(.02)	1.10		.67		1.31		(1.69)

Total from investment operations	(.06)	1.07		.67		1.30		(1.70)

Less Distributions:
Distributions	(.52)	—		—		—		—

Net Asset Value, end of year	$7.49	$8.07		$7.00		$6.33		$5.03

Total Investment Return(a)	(.66)%	15.29%		10.58%		25.84%		(25.26)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.7	$38.3		$30.1		$21.6		$10.8
Ratios to average net assets:
Expenses	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)	(.30	)%(c)
Portfolio turnover rate	142%	110%		84%		93%		62%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, 1.65% and (.92)%, respectively for the year ended December 31, 2003, and 1.98% and (1.28)%, respectively, for the year ended December 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2006	2005		2004		2003		2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.91	$6.88		$6.26		$4.99		$6.70

Income (Loss) From Investment Operations:
Net investment loss	(.08)	(.06)		(.01)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	(.01)	1.09		.63		1.30		(1.69)

Total from investment operations	(.09)	1.03		.62		1.27		(1.71)

Less Distributions:
Distributions	(.52)	—		—		—		—

Net Asset Value, end of year	7.30	$7.91		$6.88		$6.26		$4.99

Total Investment Return(a)	(1.07)%	14.97%		9.90%		25.45%		(25.52)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.3	$42.8		$32.1		$14.3		$6.6
Ratios to average net assets:
Expenses	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)	(.68	)%(b)
Portfolio turnover rate	142%	110%		84%		93%		62%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, and 2.34% and (1.61)%, respectively, for the year ended December 31, 2002.

	SP T.Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.71		$6.61		$6.23	$5.03	$7.31

Income (Loss) From Investment Operations:
Net investment income (loss)	.02		(.03)		(.01)	— (c)	(.01)
Net realized and unrealized gain (loss) on investments	.39		1.13		.39	1.20	(2.27)

Total from investment operations	.41		1.10		.38	1.20	(2.28)

Less Distributions:
Distributions	(.95)		—		—	—	—

Net Asset Value, end of year	$7.17		$7.71		$6.61	$6.23	$5.03

Total Investment Return(a)	5.91%		16.64%		6.10%	23.86%	(31.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$77.7		$73.8		$65.7	$146.5	$57.7
Ratios to average net assets:
Expenses	1.06	%(b)	1.06	%(b)	1.08%	1.06%	1.10	%(b)
Net investment income (loss)	.25	%(b)	(.38	)%(b)	(.14)%	(.11)%	(.27	)%(b)
Portfolio turnover rate	58%		144%		122%	38%	34%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.19% and .13%, respectively, for the year ended December 31, 2006, 1.16% and (.48)%, respectively, for the year ended December 31, 2005, and 1.19% and (.35)%, respectively, for the year ended December 31, 2002.

(c)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Growth Portfolio, SP International Value Portfolio, SP Large Cap Value Portfolio, SP Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Small Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, SP T. Rowe Price Large Cap Growth Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Prudential Series Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2007

E1

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (73)	Trustee, Since 1983	77	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (68)	Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (69)	Vice Chairman and Trustee, Since 1983	77	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (65)	Chairman and Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (56)	Trustee, Since 2003	76	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (67)	Trustee, Since 2003	76	Director (since April 2001) of New York Community Bank. Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (71)	Trustee, Since 2003	76	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

F1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (49)	President and Trustee Since 1999	76	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

*Robert F. Gunia (60)	Vice President and Trustee since 2001	154	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.;

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (47)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (54)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Claudia DiGiacomo (32)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (35)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Lee D. Augsburger (47)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48)	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President – Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

F2

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

M. Sadiq Peshimam (43)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42)	Assistant Treasurer Since 2006	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Alan Fu (50)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew French (44)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance Officer (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F3

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Prudential’s Survivorship Preferred®
■	Prudential’s Variable Universal Life
■	Pruco Life’s Variable Universal Life®
■	Pruco Life’s Survivorship Variable Universal Life
■	Pruco Life of New Jersey’s Survivorship Variable Universal Life
■	Pruco Life’s PruLife® Custom Premier
■	Pruco Life of New Jersey’s PruLife® Custom Premier
■	Pruco Life’s PruSelectSM III
■	Pruco Life of New Jersey’s PruSelectSM III
■	Pruco Life’s Magnastar
■	Pruco Life’s MPremierSM VUL

VARIABLE ANNUITIES

■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®
■	Pruco Life’s Strategic PartnersSM Annuity One
■	Pruco Life of New Jersey’s Strategic PartnersSM Annuity One
■	Pruco Life’s Strategic PartnersSM Select
■	Pruco Life of New Jersey’s Strategic PartnersSM Select
■	Pruco Life’s Strategic PartnersSM Advisor
■	Pruco Life of New Jersey’s Strategic PartnersSM Advisor
■	Pruco Life’s Strategic PartnersSM FlexElite
■	Pruco Life of New Jersey’s Strategic PartnersSM FlexElite
■	Pruco Life’s Strategic PartnersSM Plus
■	Pruco Life of New Jersey’s Strategic PartnersSM Plus

Variable life insurance is offered through Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Contract guarantees are based on the claims-paying ability of the issuing Company.

The 2006 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing on April 30, 2007. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114669    PSF-AR-B    Ed. 02/2007

ANNUAL REPORT

DECEMBER 31, 2006

The Prudential Series Fund

■	Diversified Conservative Growth Portfolio

■	Jennison 20/20 Focus Portfolio

Please note that inside are the Prospectus Supplements dated February 1, and February 13, 2007. This document is separate from and not a part of the annual report.

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-A114743

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contains information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection.

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A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (888) 778-2888.

GLOSSARY OF BENCHMARK DEFINITIONS

The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%)Lehman Brothers Aggregate Bond Index (60%),

The Lehman U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Mixed Asset Allocation Moderate Funds Average

Large-Cap Core Funds Average

Multi-Cap Core Funds Average

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000® Index.

The Russell 3000 Index Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential Series Fund

Annual Report

December 31, 2006

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of The Prudential Series Fund

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Letter to Contract Owners

December 31, 2006

■	DEAR CONTRACT OWNER

At Prudential, we are committed to helping you achieve and sustain financial success. We hope that you find the annual report for the Prudential Series Fund to be an informative and valuable resource.

Each year, we remind our clients about the benefits of diversification within their portfolios. A diversified portfolio helps you manage downside risk by not being overly invested in any particular asset class, and it helps better position your investments as asset classes rotate in and out of favor. Not only is diversification the best way to balance risk and return, but it can also help align your long-term goals with your risk tolerance. The result is a portfolio that may help you weather market fluctuations and more closely meet your long-term needs.

Contact your financial professional to take the first step in creating a diversified investment plan. Together you should review your reasons for investing, personal investment horizon and risk tolerance to develop a strategy that works best for you. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives.

Thank you for selecting our financial products. At Prudential, your financial security is our priority and we value the opportunity to help you grow and protect your wealth.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund	January 31, 2007

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, Diversified Conservative Growth Portfolio

Subadvised by:  EARNEST Partners, RS Investment Management Co. LLC, Jennison Associates LLC, Prudential Investment Management, Inc., Pacific Investment Management Company LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Diversified Conservative Growth Portfolio	6.92%	7.21%	6.17%
S&P 500 Index	15.78	6.18	2.41
Diversified Conservative Growth Custom Blended Index	8.81	6.15	5.15
Lipper Mixed Asset Allocation Moderate Funds Avg.	10.88	6.43	4.38

Portfolio inception: 5/3/1999.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Diversified Conservative Growth Portfolio had a total return that was substantially below its Custom Index benchmark and the average return of its peer group.

The Portfolio is managed in six segments by five institutional investment managers. In direct contrast to 2005, when all segments of the Portfolio outperformed their individual benchmarks, the four equity segments underperformed to various degrees in 2006, driving the poor Portfolio return. The large cap growth stock segment, managed by Jennison Associates, had the largest impact. A position in grocery chain Whole Foods and several technology holdings pulled down its performance. In addition, an overweight compared with the Russell 1000 Growth Index in the relatively weak technology sector and an underweight in the better-performing consumer noncyclicals sector hurt relative performance, as did exposures to companies with above-benchmark earnings growth and share price volatility. In itself, faster earnings growth would be a good thing, but in a strongly value-favoring market, it went largely unrewarded. A similar exposure was a factor in the underperformance of EARNEST Partners’ small cap value segment of the Portfolio. EARNEST Partners’ characteristic style biases in favor of strong earnings growth and balance sheets were weaknesses in this market. Stock selection in the homebuilding industry also hurt its segment, as did overweights compared with the Russell 2000 Value Index in the healthcare and consumer cyclicals sectors and underweights in basic materials, consumer staples, and telecommunications services.

The other two underperforming segments had less impact. RS Investments small-cap growth segment was hurt by its stock selection in technology, while Jennison’s large cap value segment had more exposure to share price volatility and less pronounced value characteristics than the Russell 1000 Value Index. These are typical of its style, but were out of favor in 2006. The segment also was hurt by its selection of technology stocks.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Jennison 20/20 Focus Portfolio: Class I	14.13%	10.10%	7.98%
Jennison 20/20 Focus Portfolio: Class II	13.61	9.65	6.48
S&P 500 Index	15.78	6.18	2.41
Russell 1000® Index	15.46	6.82	2.97
Lipper (VIP) Large Cap Core Funds Avg.	13.31	5.22	1.98
Lipper (VIP) Multi Cap Core Funds Avg.	14.45	6.69	4.43

Portfolio Class I inception: 5/3/1999. Portfolio Class II inception: 2/15/2000

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Jennison 20/20 Focus Portfolio had a total return that was slightly below that of its benchmark and in line with the average of its peer group.

The Portfolio is a combination of a concentrated growth segment managed by Sig Segalas and a concentrated value segment managed by David Kiefer, both of Jennison Associates. Portfolio holdings broadly provided solid gains for the year as the Portfolio posted a double-digit return. Positions in the financial and technology sectors were among the top contributors to the Portfolio’s return. A position in NYSE Group, which operates the New York Stock Exchange, rose sharply amid growing optimism that it will gain regulatory and shareholder approval for a merger with a European stock exchange.

The Portfolio was held back somewhat by having more pronounced growth characteristics than its benchmark in a market that strongly favored value investing. It also was more exposed to volatile stocks, a characteristic that hindered performance during the period.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Presentation of Portfolio Holdings for the Prudential Series Fund as of December 31, 2006 (Unaudited)

Diversified Conservative Growth		Jennison 20/20
Five Largest Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)
U.S. Treasury Notes, 4.875%, 07/31/11	4.5%	American International Group, Inc.	5.5%
FNMA, 6.0%, 01/01/37	3.6%	ConAgra Foods, Inc.	3.0%
FNMA, 5.50%, 02/01/35	3.2%	Bank of New York Co., Inc. (The)	2.9%
FNMA, 6.50%, 01/11/37	2.9%	Alltel Corp.	2.9%
U.S. Inflation Index Bonds, 3.375%, 01/15/07	2.5%	Honeywell International, Inc.	2.9%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Fees and Expenses (unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1*) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

*	12b-1 fees are paid by the fund out of fund assets to cover distribution expenses and sometimes shareholder service expenses.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Diversified Conservative Growth (Class I)	Actual	$1,000.00	$1,068.20	1.11%	$5.79
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,120.40	0.81%	$4.33
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,118.10	1.21%	$6.46
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2006 (to reflect the six-month period).

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $149,374,449)	$164,205,676
Affiliated investments (cost $6,520,740)	6,520,740
Foreign currency, at value (cost $1,699,991)	1,709,559
Receivable for investments sold	15,792,509
Dividends and interest receivable	1,248,378
Unrealized appreciation on swap agreements	31,018
Receivable for Series shares sold	29,531
Due from broker-variation margin	2,926
Prepaid expenses	2,791
Tax reclaim receivable	1,159
Unrealized appreciation on foreign currency forward contracts	256

Total Assets	189,544,543

LIABILITIES
Payable for investments purchased	35,401,067
Securities sold short, at value (proceeds received $13,211,224)	13,137,257
Payable to custodian	309,426
Unrealized depreciation on swap agreements	169,735
Premium for swaps written	149,888
Accrued expenses and other liabilities	143,319
Payable for floating rate notes issued	125,000
Management fee payable	124,166
Written options outstanding, at value (cost $66,952)	86,650
Interest payable on securities sold short	84,434
Unrealized depreciation on foreign currency forward contracts	28,344
Deferred trustees’ fees	3,405
Interest expense and fees payable	2,036

Total Liabilities	49,764,727

NET ASSETS	$139,779,816

Net assets were comprised of:
Paid-in capital	$116,571,825
Retained earnings	23,207,991

Net assets, December 31, 2006	$139,779,816

Net asset value and redemption price per share, $139,779,816 / 11,587,600 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$12.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$4,805,110
Unaffiliated dividend income (net of $20,752 foreign withholding tax)	724,719
Affiliated dividend income	303,697

5,833,526

EXPENSES
Management fee	1,084,633
Custodian’s fees and expenses	247,000
Audit fee	16,000
Trustees’ fees	13,000
Shareholders’ reports	12,000
Legal fees and expenses	10,000
Interest expense and fees	7,679
Commitment fee on syndicated credit agreement	1,332
Insurance expenses	1,000
Transfer agent’s fees and expenses (including affiliated expense of $1,000) (Note 4)	1,000
Loan interest expense (Note 8)	445
Miscellaneous	26,174

Total expenses	1,420,263

NET INVESTMENT INCOME	4,413,263

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	5,550,060
Futures transactions	(367,258)
Options written	(4,838)
Swap agreements	(68,801)
Foreign currency transactions	(187,016)

4,922,147

Net change in unrealized appreciation (depreciation) on:
Investments	651,838
Futures	45,676
Options written	(33,412)
Swap agreements	(31,344)
Foreign currencies	(99,118)
Short sales	110,105

643,745

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	5,565,892

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,979,155

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,413,263	$4,318,613
Net realized gain on investments and foreign currency transactions	4,922,147	8,592,437
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	643,745	(2,829,878)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,979,155	10,081,172

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(4,898,162)
Distributions	(5,417,428)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,417,428)	(4,898,162)

SERIES SHARE TRANSACTIONS:
Series shares sold [205,401 and 125,832 shares, respectively]	2,385,357	1,403,725
Series shares issued in reinvestment of dividends and distributions [469,855 and 456,918 shares, respectively]	5,417,428	4,898,162
Series shares repurchased [2,063,447 and 2,406,901 shares, respectively]	(24,021,598)	(27,016,843)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(16,218,813)	(20,714,956)

TOTAL DECREASE IN NET ASSETS	(11,657,086)	(15,531,946)
NET ASSETS:
Beginning of year	151,436,902	166,968,848

End of year	$139,779,816	$151,436,902 (a)

(a) Includes undistributed net investment income of		$4,737,256

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $51,660,586:
Unaffiliated investments (cost $253,924,505)	$297,891,142
Affiliated investments (cost $77,379,540)	77,379,540
Cash	682,681
Dividends receivable	336,231
Receivable for Series shares sold	226,466
Foreign tax reclaim receivable	51,019
Prepaid expenses	4,072

Total Assets	376,571,151

LIABILITIES
Collateral for securities on loan	53,718,962
Payable for investments purchased	10,961,457
Management fee payable	197,553
Accrued expenses	93,096
Payable for Series shares repurchased	51,395
Distribution fee payable	45,926
Administration fee payable	27,560
Transfer agent fee payable	180

Total Liabilities	65,096,129

NET ASSETS	$311,475,022

Net assets were comprised of:
Paid-in capital	$232,025,234
Retained earnings	79,449,788

Net assets, December 31, 2006	$311,475,022

Class I:
Net asset value and redemption price per share, $93,097,737 / 5,814,995 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$16.01

Class II:
Net asset value and redemption price per share, $218,377,285 / 13,815,795 outstanding shares of beneficial interest (authorized 50,000,000 shares)	$15.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $66,101)	$3,285,750
Affiliated dividend income	358,429
Affiliated income from securities loaned, net	135,406

3,779,585

EXPENSES
Management fee	2,015,018
Distribution fee—Class II	448,016
Administration fee—Class II	268,809
Shareholders’ reports	68,000
Custodian’s fees and expenses	62,000
Audit fee	15,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Insurance expenses	6,000
Loan interest expense (Note 8)	4,000
Commitment fee on syndicated credit agreement	2,000
Transfer agent’s fee and expenses (including affiliated expense of $1,100) (Note 4)	1,100
Miscellaneous	10,647

Total expenses	2,921,590

NET INVESTMENT INCOME	857,995

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	34,706,334
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(791,103)

NET GAIN ON INVESTMENTS	33,915,231

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,773,226

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$857,995	$358,683
Net realized gain on investment transactions	34,706,334	25,481,477
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(791,103)	15,674,168

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,773,226	41,514,328

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(177,361)
Distributions
Class I	(5,908,325)	—
Class II	(10,853,728)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,762,053)	(177,361)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	82,524,252	59,933,620
Series shares issued in reinvestment of dividends and distributions	16,762,053	177,361
Series shares repurchased	(48,978,942)	(27,736,071)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	50,307,363	32,374,910

TOTAL INCREASE IN NET ASSETS	68,318,536	73,711,877
NET ASSETS:
Beginning of year	243,156,486	169,444,609

End of year	$311,475,022	$243,156,486 (a)

(a) Includes undistributed net investment income of:		$358,681

SEE NOTES TO FINANCIAL STATEMENTS.

A2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 112.2%		Value (Note 2)
COMMON STOCKS — 39.9%	Shares
Aerospace — 0.1%
Aegean Marine Petroleum Network, Inc.*	3,630	$59,532
BE Aerospace, Inc.*	4,070	104,518

		164,050

Aerospace & Defense — 1.0%
Boeing Co.	5,300	470,852
HEICO Corp.	1,070	41,548
Honeywell International, Inc.	10,300	465,972
Moog, Inc. (Class A Stock)*	2,575	98,339
United Technologies Corp.	4,300	268,836

		1,345,547

Apparel Manufacturers
Carter’s, Inc.*	2,360	60,180

Automobiles
Winnebago Industries, Inc.	1,000	32,910

Automotive Parts — 0.1%
Midas, Inc.*	3,980	91,540

Banks — 0.1%
Pacific Capital Bancorp	2,800	94,024

Beverages — 0.5%
Central European Distribution Corp.*	2,010	59,697
PepsiCo, Inc.	9,500	594,225

		653,922

Biotechnology — 0.9%
Amgen, Inc.*	3,200	218,592
Genentech, Inc.*	5,800	470,554
Gilead Sciences, Inc.*	9,500	616,835

		1,305,981

Building & Construction — 0.1%
Standard Pacific Corp.	4,000	107,160

Building Materials — 0.1%
Ceradyne, Inc.*	1,660	93,790

Building Products — 0.2%
American Standard Cos., Inc.	5,800	265,930
Watsco, Inc.	1,400	66,024

		331,954

Business Services — 0.1%
Perficient, Inc.*	3,620	59,404
URS Corp.*	2,200	94,270

		153,674

Capital Goods — 0.1%
Joy Global, Inc.	3,200	154,688

Capital Markets — 2.4%
Bank of New York Co., Inc. (The)	12,200	480,314
Goldman Sachs Group, Inc.	2,000	398,700
Jefferies Group, Inc.	5,000	134,100
Mellon Financial Corp.	4,300	181,245
Merrill Lynch & Co., Inc.	8,800	819,280
Schwab, (Charles) Corp.	17,200	332,648
UBS AG	16,400	989,412

		3,335,699

Chemicals — 0.6%
E.I. Du Pont de Nemours & Co.	6,300	306,873
Monsanto Co.	3,200	168,096

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
Mosaic Co. (The)*	11,600	$247,776
Scotts Co. (The) (Class A Stock)	1,800	92,970
Valspar Corp. (The)	1,600	44,224

		859,939

Clothing & Apparel — 0.1%
Iconix Brand Group, Inc.*	4,480	86,867

Commercial Banks — 0.4%
Accredited Home Lenders Holding Co.*	1,400	38,192
Astoria Financial Corp.	4,350	131,196
BankUnited Financial Corp. (Class A Stock)	1,700	47,532
Royal Bank of Scotland Group PLC (United Kingdom)	8,094	315,849

		532,769

Commercial Services
HMS Holdings Corp.*	4,240	64,236

Commercial Services & Supplies — 0.9%
Administaff, Inc.	1,500	64,155
Allied Waste Industries, Inc.*	8,000	98,320
Barrett Business Services, Inc.	3,790	88,762
FirstService Corp. (Canada)*	5,210	120,351
Global Payments, Inc.	2,900	134,270
PrivateBancorp, Inc.	1,060	44,128
Rollins, Inc.	4,700	103,917
Steiner Leisure Ltd.*	2,050	93,275
Team, Inc.*	3,220	112,152
Waste Management, Inc.	11,100	408,147

		1,267,477

Communication Equipment — 1.9%
Avaya, Inc.*	25,600	357,888
Cisco Systems, Inc.*	26,000	710,580
Corning, Inc.*	6,900	129,099
Motorola, Inc.	22,800	468,768
QUALCOMM, Inc.	14,000	529,060
Research in Motion Ltd.*	3,100	396,118

		2,591,513

Computer Hardware
Cray, Inc.*	5,190	61,657

Computer Networking
Atheros Communications, Inc.*	3,120	66,518

Computer Services & Software — 0.2%
Advent Software, Inc.*	2,770	97,754
American Reprographics Co.*	2,120	70,617
The9 Ltd., ADR (China)*	3,400	109,548

		277,919

Computers & Peripherals — 0.7%
Apple Computer, Inc.*	6,800	576,912
Hewlett-Packard Co.	5,400	222,426
International Business Machines Corp.	2,400	233,160

		1,032,498

Consumer Finance — 0.5%
American Express Co.	8,900	539,963
SLM Corp.	4,500	219,465

		759,428

SEE NOTES TO FINANCIAL STATEMENTS.

B1

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Consumer Products & Services — 0.1%
Central Garden & Pet Co.*	1,910	$92,482

Diversified Consumer Services — 0.5%
Career Education Corp.*	9,500	235,410
H&R Block, Inc.	19,100	440,064

		675,474

Diversified Financial Services — 2.0%
Bank of America Corp.	8,690	463,959
Citigroup, Inc.	11,900	662,830
Eaton Vance Corp.	4,000	132,040
Intercontinental Exchange, Inc.*	1,700	183,430
JPMorgan Chase & Co.	6,000	289,800
KKR Private Equity Investors LLP	11,200	255,920
KKR Private Equity Investors LLP, RDU-144A (g) (purchased 08/03/06, cost $41,122)	1,800	41,130
NYSE Group, Inc.*	3,900	379,080
Oriental Financial Group (Puerto Rico)	1,300	16,835
Portfolio Recovery Associates, Inc.*	2,190	102,251
Raymond James Financial, Inc.	4,475	135,637
Sterling Financial Corp. (WA)	2,300	77,763
Student Loan Corp. (The)	500	103,650

		2,844,325

Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	5,900	219,716

Electric Utilities — 0.1%
Exelon Corp.	2,800	173,292

Electronic Equipment & Instruments — 0.2%
Checkpoint Systems, Inc.*	4,000	80,800
FLIR Systems, Inc.*	4,700	149,601
Itron, Inc.*	360	18,662
Regal-Beloit Corp.	970	50,935

		299,998

Electronics — 0.1%
Benchmark Electronics, Inc.*	2,900	70,644
PNM Resources, Inc.	2,500	77,750

		148,394

Energy — 0.1%
Headwaters, Inc.*	3,469	83,117

Energy Equipment & Services — 0.5%
Baker Hughes, Inc.	4,300	321,038
Oil States International, Inc.*	3,200	103,136
Schlumberger Ltd.	3,700	233,692

		657,866

Entertainment & Leisure — 0.1%
Life Time Fitness, Inc.*	1,780	86,348
Pinnacle Entertainment, Inc.*	1,460	48,384

		134,732

Financial – Brokerage
TradeStation Group, Inc.*	4,190	57,613

Financial Services — 0.4%
Asset Acceptance Capital Corp.*	3,400	57,188
Calamos Asset Management, Inc.	2,234	59,938
First Mercury Financial Corp.*	3,340	78,557

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services (cont’d.)
Greenhill & Co., Inc.	1,000	$73,800
International Securities Exchange, Inc.	730	34,157
Investment Technology Group, Inc.*	3,040	130,355
Moneygram International, Inc.	3,000	94,080
NewStar Financial, Inc.*	3,090	57,011
Optionsxpress Holding, Inc.	1,760	39,934

		625,020

Food & Staples Retailing — 0.6%
Kroger Co. (The)	18,500	426,795
SunOpta, Inc.*	7,840	68,992
Wal-Mart Stores, Inc.	4,200	193,956
Whole Foods Market, Inc.	4,500	211,185

		900,928

Food Products — 0.5%
Cadbury Schweppes PLC, ADR (United Kingdom)	9,200	394,956
ConAgra Foods, Inc.	13,200	356,400

		751,356

Gaming — 0.1%
Century Casinos, Inc.*	9,880	110,261

Healthcare Equipment & Supplies — 1.3%
Alcon, Inc.	4,300	480,611
AngioDynamics, Inc.*	5,040	108,310
ArthroCare Corp.*	1,440	57,485
Baxter International, Inc.	900	41,751
Boston Scientific Corp.*	13,000	223,340
Cutera, Inc.*	2,810	75,870
Kyphon, Inc.*	1,230	49,692
NuVasive, Inc.*	2,590	59,829
Orthovita, Inc.*	15,010	54,486
PolyMedica Corp.	2,761	111,572
Spectranetics Corp. (The)*	9,450	106,690
St. Jude Medical, Inc.*	10,200	372,912
The Cooper Cos., Inc.	2,200	97,900

		1,840,448

Healthcare Providers & Services — 1.6%
AMERIGROUP Corp.*	3,300	118,437
AMN Healthcare Services, Inc.*	2,560	70,502
Cigna Corp.	2,200	289,454
Covance, Inc.*	2,700	159,057
Five Star Quality Care, Inc.*	11,900	132,685
Healthways, Inc.*	2,500	119,275
Omnicare, Inc.	9,000	347,670
Pharmaceutical Product Development, Inc.	5,700	183,654
Solexa, Inc.*	6,040	79,426
Sunrise Senior Living, Inc.*	2,900	89,088
Systems Xcellence, Inc.*	1,700	34,289
UnitedHealth Group, Inc.	5,200	279,396
WellPoint, Inc.*	5,100	401,319

		2,304,252

Healthcare Services — 0.1%
Centene Corp.*	3,000	73,710

Hotels, Restaurants & Leisure — 1.1%
Brinker International, Inc.	3,100	93,496

SEE NOTES TO FINANCIAL STATEMENTS.

B2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (cont’d.)
Chipotle Mexican Grill, Inc. (Class A Stock)*	800	$45,600
Hilton Hotels Corp.	4,000	139,600
International Game Technology	1,700	78,540
Marriott International, Inc. (Class A Stock)	7,800	372,216
OSI Restaurant Partners, Inc.	6,300	246,960
Scientific Games Corp. (Class A Stock)*	4,370	132,105
Sonic Corp.*	3,900	93,405
Starbucks Corp.*	7,900	279,818

		1,481,740

Household Durables — 0.3%
Harman International Industries, Inc.	1,500	149,865
Meritage Homes Corp.*	2,100	100,212
Snap-On, Inc.	2,100	100,044

		350,121

Household Products — 0.5%
Kimberly-Clark Corp.	5,400	366,930
Procter & Gamble Co.	6,187	397,639

		764,569

Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc.*	7,100	397,671

Industrial Conglomerates — 0.8%
General Electric Co.	21,700	807,457
Tyco International Ltd.	10,700	325,280

		1,132,737

Insurance — 2.3%
American International Group, Inc.	18,100	1,297,046
Amerisafe, Inc.*	7,210	111,467
Amtrust Financial Services	7,160	61,218
Axis Capital Holdings Ltd.	7,300	243,601
Delphi Financial Group, Inc. (Class A Stock)	2,625	106,207
Genworth Financial, Inc. (Class A Stock)	4,300	147,103
Loews Corp.	9,100	377,377
Montpelier Re Holdings Ltd.	17,100	318,231
Philadelphia Consolidated Holding Corp.*	3,900	173,784
Protective Life Corp.	1,200	57,000
Security Capital Assurance Ltd.	3,660	101,858
State Auto Financial Corp.	2,800	97,244
United Fire & Casualty Co.	1,600	56,400

		3,148,536

Internet — 0.1%
Ctrip.com International Ltd., ADR (China)	560	34,989
Equinix, Inc.*	715	54,068

		89,057

Internet & Catalog Retail — 0.1%
IAC/InterActiveCorp*	4,900	182,084

Internet Software & Services — 1.0%
Dealer-Trade Holdings, Inc.*	2,220	65,313
Google, Inc. (Class A Stock)*	2,000	920,960
j2 Global Communications, Inc.*	3,860	105,185
Nutri System, Inc.*	1,670	105,861

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Internet Software & Services (cont’d.)
Online Resources Corp.*	8,710	$88,929
RADVision Ltd. (Israel)*	3,140	63,051
WebEx Communications, Inc.*	2,150	75,014

		1,424,313

IT Services — 0.2%
Infosys Technologies Ltd., ADR (India)	4,200	229,152

Machinery — 0.2%
Bucyrus International, Inc. (Class A Stock)	2,500	129,400
Flow International Corp.*	7,750	85,405

		214,805

Manufacturing — 0.2%
Harsco Corp.	1,500	114,150
Hexel Corp.*	6,100	106,201

		220,351

Media — 1.5%
Comcast Corp. (Class A Stock)*	8,700	368,271
Idearc, Inc.*	315	9,025
Liberty Global, Inc.*	11,983	335,524
Marchex, Inc. (Class B Stock)*	5,590	74,794
News Corp. (Class A Stock)	15,200	326,496
Viacom, Inc. (Class B Stock)*	7,720	316,752
Walt Disney Co. (The)	20,000	685,400

		2,116,262

Medical Supplies & Equipment — 0.2%
Micrus Endovascular Corp.*	4,450	84,906
NovaMed, Inc.*	7,800	59,046
ResMed, Inc.*	1,620	79,736
Vital Images, Inc.*	1,730	60,204

		283,892

Metals & Mining — 0.3%
Phelps Dodge Corp.	2,700	323,244
Timken Co.	3,300	96,294

		419,538

Multi-Line Retail — 0.5%
Federated Department Stores, Inc.	6,300	240,219
Kohl’s Corp.*	2,000	136,860
Target Corp.	6,000	342,300

		719,379

Multi-Utilities — 0.2%
Sempra Energy	5,400	302,238

Office Electronics — 0.3%
Xerox Corp.*	26,500	449,175

Office Equipment — 0.1%
Cymer, Inc.*	1,250	54,938
School Specialty, Inc.*	1,800	67,482

		122,420

Oil & Gas Exploration/Production
Core Laboratories NV (Netherlands)*	390	31,590

Oil, Gas & Consumable Fuels — 2.7%
Anadarko Petroleum Corp.	5,900	256,768
Cabot Oil & Gas Corp.	4,000	242,600

SEE NOTES TO FINANCIAL STATEMENTS.

B3

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Hess Corp.	7,300	$361,861
Houston Exploration Co. (The)*	1,800	93,204
Marathon Oil Corp.	2,400	222,000
Nexen, Inc.	5,900	324,500
Occidental Petroleum Corp.	14,900	727,567
Oceaneering International, Inc.*	3,676	145,937
Petroleo Brasileiro SA, ADR (Brazil)	3,800	391,362
Suncor Energy, Inc.	9,800	773,318
Superior Energy Services, Inc.*	3,170	103,596
Swift Energy Co.*	2,200	98,582

		3,741,295

Pharmaceuticals — 1.8%
Abbott Laboratories	12,700	618,617
American Medical Systems Holdings, Inc.*	5,950	110,194
Barr Pharmaceuticals, Inc.*	1,300	65,156
KV Pharmaceutical Co. (Class A Stock)*	1,430	34,005
LeMaitre Vascular, Inc.*	9,500	57,000
Novartis AG, ADR (Switzerland)	12,900	740,976
Roche Holdings Ltd., ADR (Switzerland)	7,300	653,334
Vital Signs, Inc.	290	14,477
Wyeth	5,500	280,060

		2,573,819

Railroads — 0.1%
American Railcar Industries, Inc.	2,880	98,035

Real Estate Investment Trusts — 0.2%
Hovnanian Enterprises, Inc. (Class A Stock)*	2,700	91,530
KKR Financial Corp.	3,920	105,017
SL Green Realty Corp.	1,100	146,058

		342,605

Semiconductors — 0.1%
Silicon Image, Inc.*	5,190	66,017
Sillicon Motion Technology Corp., ADR (Taiwan)*	4,630	73,478

		139,495

Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Corp. (Class A Stock)*	9,950	321,484
Marvell Technology Group Ltd.*	19,000	364,610
SRS Labs, Inc.*	3,890	42,090

		728,184

Software — 1.9%
Adobe Systems, Inc.*	16,500	678,480
CA, Inc.	10,527	238,437
Concur Technologies, Inc.*	5,450	87,418
Electronic Arts, Inc.*	5,700	287,052
Microsoft Corp.	25,800	770,388
SAP AG, ADR (Germany)	5,900	313,290
Symantec Corp.*	10,600	221,010

		2,596,075

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Specialty Retail — 0.3%
Aaron Rents, Inc.	3,100	$89,218
Lowe’s Cos., Inc.	8,400	261,660
Williams-Sonoma, Inc.	1,300	40,872

		391,750

Technology
Sanmina – SCI Corp.*	18,300	63,135

Telecommunications — 0.2%
Dril-Quip, Inc.*	1,840	72,054
Occam Networks, Inc.*	3,190	52,635
Oplink Communications, Inc.*	3,060	62,914
Time Warner Telecom, Inc. (Class A Stock)*	3,850	76,731

		264,334

Textiles, Apparel & Luxury Goods — 1.0%
Cache, Inc.*	4,060	102,474
Coach, Inc.*	11,200	481,152
Jos. A. Bank Clothiers, Inc.*	2,840	83,354
NIKE, Inc. (Class B Stock)	5,700	564,471
Phillips-Van Heusen Corp.	3,200	160,544
Stein Mart, Inc.	3,400	45,084

		1,437,079

Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp.	3,300	140,085

Tobacco — 0.4%
Altria Group, Inc.	5,800	497,756

Utilities — 0.1%
Oneok, Inc.	2,300	99,176

Wireless Telecommunication Services — 0.8%
Alltel Corp.	6,400	387,072
NII Holdings, Inc.*	4,600	296,424
Sprint Nextel Corp.	21,426	404,737

		1,088,233

TOTAL COMMON STOCKS (cost $42,068,094)		55,799,610

RIGHTS*	Units
United Mexican States, expiring 06/30/07 (Mexico) (cost $0)	1,300,000	18,850

WARRANTS*
Media
XM Satellite Radio, Inc., 144A (cost $0)	100	—

SEE NOTES TO FINANCIAL STATEMENTS.

B4

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 23.4%
Aerospace & Defense — 0.5%
BE Aerospace, Inc.,
Sr. Sub. Notes
8.875%	05/01/11	B3	$115	$119,025
DRS Technologies, Inc.,
Gtd. Notes
6.625%	02/01/16	B1	75	75,563
7.625%	02/01/18	B3	50	51,500
Esterline Technologies Corp.,
Sr. Sub. Notes
7.75%	06/15/13	Ba3	125	127,500
K&F Acquisition, Inc.,
Gtd. Notes
7.75%	11/15/14	Caa1	50	51,500
L-3 Communications Corp.,
Sr. Notes
7.625%	06/15/12	Ba3	175	181,125
Moog, Inc.,
Sr. Sub. Notes
6.25%	01/15/15	Ba3	100	97,000
Sequa Corp.,
Sr. Notes.
9.00%	08/01/09	B2	50	53,500

				756,713

Airlines — 0.1%
AMR Corp.,
Notes
10.40%	03/10/11	CCC(d)	100	100,125
Continental Airlines, Inc.,
Pass Through Certificates
6.748%	03/15/17	Ba2	35	34,660

				134,785

Automobile Manufacturers — 0.5%
DaimlerChrysler NA Holding Corp.,
Gtd. Notes
5.60%	03/07/07	A3	600	600,094
Notes
5.75%	09/08/11	A3	100	99,748

				699,842

Automotive — 1.3%
Arvinmeritor, Inc.,
Notes
8.75%	03/01/12	Ba3	20	20,550
Ford Motor Credit Co.,
Notes
7.875%	06/15/10	B1	470	473,904
Sr. Notes
9.875%	08/10/11	B1	100	106,953
General Motors Acceptance Corp.,
Notes
6.75%	12/01/14	Caa1	155	159,206
6.875%	09/15/11	Caa1	225	230,782
6.875%	08/28/12	Caa1	235	241,304

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Automotive (cont’d.)
General Motors Corp.,
Notes
7.20%	01/15/11	Caa2	$220	$213,400
General Motors Nova Scotia Finance Co.,
Gtd. Notes (Canada)
6.85%	10/15/08	Caa1	75	74,625
Lear Corp.,
Sr. Notes
8.75%	12/01/16	B3	50	48,312
TRW Automotive, Inc.,
Sr. Notes
9.375%	02/15/13	Ba3	113	121,192
Visteon Corp.,
Sr. Notes
7.00%	03/10/14	Caa2	35	30,625
8.25%	08/01/10	Caa2	115	112,125

				1,832,978

Banks — 0.1%
Kazkommerts International BV, (Netherlands)
Bank Gtd. Notes, 144A
7.00%	11/03/09	Baa1	40	40,500
7.875%	04/07/14	Baa1	95	98,681

				139,181

Building Materials & Construction — 0.2%
Goodman Global Holdings, Inc.,
Sr. Notes
8.36%	06/15/12	B1	45	45,675
K Hovnanian Enterprises, Inc.,
Gtd. Notes
7.50%	05/15/16	Ba1	50	50,250
KB Home,
Sr. Sub. Notes
8.625%	12/15/08	Ba2	80	83,121
Nortek, Inc.,
Sr. Sub. Notes
8.50%	09/01/14	B3	120	117,600

				296,646

Cable — 0.7%
Callahan Nordrhein-Westfalen GMBH,
Sr. Disc. Notes (Germany)(i)
16.00%	07/15/10	NR	250	3
Charter Communications Holdings I LLC,
Sec’d. Notes
11.00%	10/01/15	Caa2	173	177,530
Charter Communications Holdings II LLC,
Gtd. Notes
10.25%	10/01/13	Caa2	44	46,860
11.75%	05/15/14	Ca	150	135,375
Sr. Notes
10.25%	09/15/10	Caa2	175	182,906
Charter Communications Operating LLC,
Sr. Notes, 144A
8.00%	04/30/12	B3	20	20,775

SEE NOTES TO FINANCIAL STATEMENTS.

B5

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Cable (cont’d.)
CSC Holdings, Inc.,
Debs.
7.625%	07/15/18	B2	$25	$24,344
Sr. Notes
7.875%	12/15/07	B2	24	24,300
8.00%	04/15/12	B3	25	24,563
8.125%	07/15/09-08/15/09	B2	200	207,249
Sr. Notes, 144A
6.75%	04/15/12	B2	50	48,750
Mediacom Broadband LLC,
Sr. Notes.
8.50%	10/15/15	B3	25	25,312
NTL Cable PLC,
Sr. Notes
9.125%	08/15/16	B2	100	105,625

				1,023,592

Capital Goods — 1.2%
ALH Finance LLC,
Sr. Sub. Notes
8.50%	01/15/13	B3	25	24,563
Allied Waste North America, Inc.,
Sec’d. Notes
5.75%	02/15/11	B2	60	58,050
Sr. Notes
7.875%	04/15/13	B2	50	51,563
8.50%	12/01/08	B2	145	152,431
Aramark Services, Inc.,
Notes
5.00%	06/01/12	B2	50	42,841
Ashtead Capital, Inc.,
Notes
9.00%	08/15/16	B3	55	58,850
Avis Budget Car Rental LLC,
Sr. Notes
7.625%	05/15/14	Ba3	30	29,250
Blount, Inc.,
Sr. Sub. Notes
8.875%	08/01/12	B2	150	153,000
Columbus Mckinnon Corp.,
Sr. Sub. Notes
8.875%	11/01/13	B2	50	52,750
Hertz Corp.,
Sr. Notes, 144A
8.875%	01/01/14	B1	155	162,362
Invensys PLC,
Sr. Notes, 144A (United Kingdom)
9.875%	03/15/11	B2	7	7,508
Johnson Diversified Holdings, Inc.,
Disc. Notes, Zero Coupon (until 05/15/07)
10.67%(v)	05/15/13	Caa1	75	72,375
Johnson Diversified, Inc.,
Gtd. Notes
9.625%	05/15/12	B3	30	31,425

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Capital Goods (cont’d.)
Manitowoc Co., Inc.,
Gtd. Notes
10.50%	08/01/12	B2	$97	$104,154
RBS Global, Inc.,/Rexnord Corp.,
Notes, 144A
9.50%	08/01/14	B3	50	52,000
Rental Service Corp.,
Bonds
9.50%	12/01/14	Caa1	50	51,625
Stena AB, (Sweden)
Sr. Notes
7.50%	11/01/13	Ba3	125	123,437
9.625%	12/01/12	Ba3	25	26,625
Terex Corp.,
Gtd. Notes
7.375%	01/15/14	B1	75	76,125
9.25%	07/15/11	B1	45	47,081
United Rentals North America, Inc.,
Gtd. Notes
6.50%	02/15/12	B1	100	98,750
Sr. Sub. Notes
7.75%	11/15/13	B3	40	40,150
Valmont Industries, Inc.,
Gtd. Notes
6.875%	05/01/14	Ba3	125	123,906

				1,640,821

Chemicals — 0.7%
Equistar Chemical Funding,
Sr. Notes
10.625%	05/01/11	B1	55	58,575
Equistar Chemicals LP,
Gtd. Notes
10.125%	09/01/08	B1	95	100,938
Huntsman LLC,
Gtd. Notes
11.625%	10/15/10	Ba3	150	163,875
Koppers, Inc.,
Gtd. Notes
9.875%	10/15/13	B2	102	110,925
Lyondell Chemical Co.,
Gtd. Notes
10.50%	06/01/13	B2	75	82,500
Sec’d. Notes
11.125%	07/15/12	B2	50	53,750
Mosaic Co. (The),
Sr. Notes
7.375%	12/01/14	B1	25	25,656
7.625%	12/01/16	B1	25	25,906
Nalco Co.,
Sr. Notes
7.75%	11/15/11	B1	130	132,925
Sr. Sub. Notes
8.875%	11/15/13	B3	15	15,881
OM Group, Inc.,
Gtd. Notes
9.25%	12/15/11	B3	35	36,619

SEE NOTES TO FINANCIAL STATEMENTS.

B6

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Chemicals (cont’d.)
Rhodia SA,
Sr. Sub. Notes (France)
8.875%	06/01/11	B3	$78	$82,290
Rockwood Specialties, Inc.,
Sr. Sub. Notes
10.625%	05/15/11	B3	36	38,340

				928,180

Consumers — 0.2%
Levi Strauss & Co.,
Gtd. Notes
12.25%	12/15/12	B3	75	83,437
Mac-Gray Corp.,
Sr. Notes
7.625%	08/15/15	B2	50	50,750
Playtex Products, Inc.,
Gtd. Notes
9.375%	06/01/11	Caa1	100	104,250
Simmons Bedding Co.,
Sr. Sub. Notes
7.875%	01/15/14	B3	75	75,938
TDS Investor Corp.,
Sr. Sub. Notes, 144A
11.875%	09/01/16	Caa1	30	30,750

				345,125

Diversified — 0.1%
Istar Financial, Inc.,
Sr. Unsec’d. Notes
5.80%	03/15/11	Baa2	100	100,350

Diversified Financial Services — 0.2%
Petroleum Export Ltd., (Cayman Islands)
Sr. Notes, 144A
4.623%	06/15/10	Aaa	78	76,532
4.633%	06/15/10	Aaa	156	153,065

				229,597

Electric — 1.7%
AES Corp.,
Sr. Notes
9.375%	09/15/10	B1	275	298,719
9.50%	06/01/09	B1	25	26,750
AES Eastern Energy LP,
Pass Through Certificates
9.00%	01/02/17	Ba1	36	40,164
Allegheny Energy Supply,
Sr. Unsec’d. Notes, 144A
8.25%	04/15/12	Ba3	50	54,875
Aquila Canada Finance Corp.,
Gtd. Notes (Canada)
7.75%	06/15/11	B2	40	42,209
Aquila, Inc.,
Sr. Notes
9.95%	02/01/11	B2	3	3,286
CMS Energy Corp.,
Sr. Notes
7.50%	01/15/09	B1	70	72,187
8.50%	04/15/11	B1	50	54,375

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Electric (cont’d.)
Dynegy Holdings, Inc.,
Sr. Unsec’d. Notes
8.375%	05/01/16	B2	$155	$162,750
Edison Mission Energy,
Sr. Notes
7.73%	06/15/09	B1	50	51,750
Sr. Unsec’d. Notes
7.75%	06/15/16	B1	50	53,000
Empresa Nacional de Electricidad SA, (Chile)
Notes
8.625%	08/01/15	Baa3	55	64,732
Unsub. Notes
8.35%	08/01/13	Baa3	110	124,768
Homer City Funding LLC,
Gtd. Notes
8.137%	10/01/19	Ba2	45	49,050
Midwest Generation LLC,
Pass Through Certificates
8.30%	07/02/09	Ba2	134	137,736
8.56%	01/02/16	Ba2	71	78,232
Sec’d. Notes
8.75%	05/01/34	Ba2	75	81,375
Mirant North America LLC,
Gtd. Notes
7.375%	12/31/13	B2	125	126,875
Nevada Power Co.,
General Refinance Mortgage
6.50%	04/15/12	Ba1	50	51,329
NRG Energy, Inc.,
Gtd. Notes
7.375%	02/01/16-01/15/17	B1	260	261,112
Orion Power Holdings, Inc.,
Sr. Notes
12.00%	05/01/10	B2	40	45,400
Reliant Energy, Inc.,
Sec’d. Notes
9.50%	07/15/13	B2	140	150,150
Sierra Pacific Resources,
Sr. Notes
8.625%	03/15/14	B1	40	42,946
TECO Energy, Inc.,
Sr. Notes
7.50%	06/15/10	Ba2	175	186,375
TXU Corp.,
Sr. Notes
6.50%	11/15/24	Ba1	50	47,105

				2,307,250

Energy — 0.7%
Chesapeake Energy Corp.,
Gtd. Notes
6.50%	08/15/17	Ba2	50	48,875
Sr. Notes
6.375%	06/15/15	Ba2	200	198,000
Compton Petroleum Finance Corp.,
Gtd. Notes
7.625%	12/01/13	B2	25	24,125

SEE NOTES TO FINANCIAL STATEMENTS.

B7

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Energy (cont’d.)
Encore Acquisition Corp.,
Sr. Sub. Notes
6.25%	04/15/14	B1	$50	$46,875
Forest Oil Corp.,
Sr. Notes
8.00%	06/15/08	B1	40	40,950
Hanover Compressor Co.,
Gtd. Notes
7.50%	04/15/13	B2	100	101,000
Houston Exploration Co.,
Sr. Sub. Notes
7.00%	06/15/13	B2	25	24,375
Magnum Hunter Resources, Inc.,
Gtd. Notes
9.60%	03/15/12	B1	10	10,512
Newfield Exploration Co.,
Sr. Sub. Notes
6.625%	04/15/16	Ba3	125	124,375
OPTI Canada, Inc.,
Gtd. Notes
8.25%	12/15/14	B1	50	51,375
Parker Drilling Co.,
Sr. Notes
9.625%	10/01/13	B2	175	191,844
Pioneer Natural Resources Co.,
Sr. Notes
5.875%	07/15/16	Ba1	100	92,217
Pogo Producing Co.,
Sr. Sub. Notes
6.875%	10/01/17	B1	15	14,325
Pride International, Inc.,
Sr. Notes
7.375%	07/15/14	Ba2	5	5,163

				974,011

Energy – Other — 0.1%
Petrohawk Energy Corp.,
Gtd. Notes
9.125%	07/15/13	B3	75	78,750
Tesoro Corp.,
Sec’d. Notes
6.625%	11/01/15	Ba1	25	24,813

				103,563

Financial – Bank & Trust — 1.0%
Export-Import Bank of Korea,
Notes, 144A(g)
5.592%	10/04/11	A3	200	199,956
Rabobank Nederland,
Notes (Japan)
0.20%	06/20/08	Aaa	137,000	1,143,048
VTB Capital SA,
Sr. Notes (Luxembourg)
5.976%	08/01/08	A2	100	100,050

				1,443,054

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Financial Services — 0.6%
Bank of America Corp.,
Sr. Notes
5.64%	10/14/16	Aa2	$400	$401,633
CitiFinancial, Inc.,
Notes
6.625%	06/01/15	Aa1	100	107,429
Momentive Performance Materials, Inc.,
Sr. Notes
9.75%	12/01/14	B3	75	75,000
Pemex Project Funding Master Trust,
Gtd. Notes
9.25%	03/30/18	Baa1	250	315,250

				899,312

Food — 0.5%
Ahold Finance USA, Inc.,
Gtd. Notes
6.875%	05/01/29	Ba1	20	19,600
Notes
8.25%	07/15/10	Ba1	25	27,094
Albertson’s, Inc.,
Debs.
7.45%	08/01/29	B1	75	73,275
8.70%	05/01/30	B1	25	26,112
Notes
7.50%	02/15/11	B1	25	25,974
Carrols Corp.,
Gtd. Notes
9.00%	01/15/13	Caa1	50	51,125
Constellation Brands, Inc.,
Gtd. Notes
7.25%	09/01/16	Ba2	50	51,375
Dean Foods Co.,
Gtd. Notes
7.00%	06/01/16	Ba2	25	25,250
Del Monte Corp.,
Sr. Sub. Notes
8.625%	12/15/12	B2	35	36,925
Delhaize America, Inc.,
Gtd. Notes
8.125%	04/15/11	Ba1	80	86,300
Dole Foods Co., Inc.,
Gtd. Notes
7.25%	06/15/10	B3	35	33,338
Sr. Notes
8.625%	05/01/09	B3	8	7,950
National Beef Packaging Co. LLC,
Sr. Notes
10.50%	08/01/11	Caa1	50	52,750
Smithfield Foods, Inc.,
Sr. Notes
8.00%	10/15/09	Ba3	70	73,150
Stater Brothers Holdings,
Sr. Notes
8.125%	06/15/12	B1	25	25,375

SEE NOTES TO FINANCIAL STATEMENTS.

B8

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Food (cont’d.)
Supervalu, Inc.,
Sr. Notes
7.50%	11/15/14	B1	$50	$52,135

				667,728

Gaming — 1.4%
Aztar Corp.,
Sr. Sub. Notes
7.875%	06/15/14	Ba3	95	103,194
Boyd Gaming Corp.,
Sr. Sub. Notes
6.75%	04/15/14	Ba3	20	19,950
8.75%	04/15/12	Ba3	90	94,050
CCM Merger, Inc.,
Notes, 144A
8.00%	08/01/13	B3	75	73,312
Harrahs Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	50	49,008
5.625%	06/01/15	Baa3	100	85,765
Notes
6.50%	06/01/16	Baa3	25	22,384
Mandalay Resort Group, Sr. Sub. Notes
10.25%	08/01/07	B1	300	307,125
MGM Mirage,
Gtd. Notes
6.00%	10/01/09	Ba2	155	154,612
6.625%	07/15/15	Ba2	140	133,350
6.875%	04/01/16	Ba2	50	48,000
9.75%	06/01/07	B1	105	106,312
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes
6.375%	07/15/09	Ba2	50	50,000
8.00%	04/01/12	Ba2	70	72,888
Park Place Entertainment Corp.,
Sr. Sub. Notes
8.125%	05/15/11	Ba1	5	5,231
9.375%	02/15/07	Ba1	300	300,750
Station Casinos, Inc.,
Sr. Notes
6.00%	04/01/12	Ba2	170	161,287
Sr. Sub. Notes
6.625%	03/15/18	Ba3	25	21,438
Trump Entertainment Resorts, Inc.,
Sec’d. Notes
8.50%	06/01/15	Caa1	80	79,600

				1,888,256

Healthcare & Pharmaceuticals — 1.2%
Accellant, Inc.,
Gtd. Notes
10.50%	12/01/13	Caa1	175	181,562
Alliance Imaging, Inc.,
Sr. Sub. Notes
7.25%	12/15/12	B3	75	71,250

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Healthcare & Pharmaceuticals (cont’d.)
Concentra Operating Corp.,
Gtd. Notes
9.125%	06/01/12	B3	$ 50	$52,500
9.50%	08/15/10	B3	50	52,500
Coventry Health Care, Inc.,
Sr. Notes
8.125%	02/15/12	Ba1	75	77,813
Elan Finance PLC,
Gtd. Notes (Ireland)
9.374%	11/15/11	B3	30	29,775
Fresenius Medical Care Capital Trust II,
Gtd. Notes
7.875%	02/01/08	B1	150	152,625
Hanger Orthopedic Group, Inc.,
Gtd. Notes
10.25%	06/01/14	Caa2	75	77,438
HCA, Inc.,
Notes
9.00%	12/15/14	Caa1	50	48,466
Sec’d. Notes
9.625%	11/15/16	B2	175	188,125
Inverness Medical Innovations, Inc.,
Sr. Sub. Notes
8.75%	02/15/12	Caa1	75	78,000
MedQuest, Inc.,
Gtd. Notes
11.875%	08/15/12	Caa1	15	12,375
Res-Care, Inc.,
Sr. Notes
7.75%	10/15/13	B1	100	102,500
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	B2	60	49,800
Senior Housing Properties Trust,
Sr. Notes
7.875%	04/15/15	Ba2	33	34,155
8.625%	01/15/12	Ba2	50	54,250
Skilled Health Care Group, Inc.,
Sr. Sub. Notes, 144A
11.00%	01/15/14	Caa1	190	209,000
Tenet Healthcare Corp.,
Sr. Notes
9.25%	02/01/15	Caa1	25	25,000
Ventas Realty LP,
Gtd. Notes
7.125%	06/01/15	Ba2	75	78,750
Sr. Notes
6.50%	06/01/16	Ba2	50	51,250
Warner Chilcott Corp.,
Gtd. Notes
8.75%	02/01/15	Caa1	81	83,025

				1,710,159

Insurance — 0.4%
ASIF III Jersey Ltd.,
Sec’d. Notes (Japan)
0.95%	07/15/09	Aa2	JPY 60,000	502,347

SEE NOTES TO FINANCIAL STATEMENTS.

B9

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Lodging — 0.3%
Felcor Lodging LP,
Gtd. Notes
8.50%	06/01/11	Ba3	$50	$53,250
Gaylord Entertainment Co.,
Sr. Notes
8.00%	11/15/13	B3	25	25,938
Hilton Hotels Corp.,
Notes
7.625%	12/01/12	Ba2	10	10,600
Host Marriott LP,
Gtd. Notes
6.625%	06/01/16	Ba1	75	75,094
Sr. Notes
7.00%	08/15/12	Ba1	100	101,500
7.125%	11/01/13	Ba1	85	86,912
Royal Caribbean Cruises Ltd., (Liberia)
Debs.
7.25%	03/15/18	Ba1	45	45,481
Sr. Notes
8.00%	05/15/10	Ba1	50	53,069

				451,844

Media — 0.8%
Echostar DBS Corp.,
Gtd. Notes
6.625%	10/01/14	Ba3	50	48,750
7.125%	02/01/16	BB-	100	100,000
Idearc, Inc.,
Sr. Notes
8.00%	11/15/16	B2	50	50,750
Lamar Media Corp.,
Sr. Sub. Notes
6.625%	08/15/15	Ba3	125	123,906
Quebecor World Cap Corp.
Sr. Notes
8.75%	03/15/16	B2	25	23,938
Quebecor World, Inc.,
9.75%	01/15/15	B2	25	25,156
Time Warner, Inc.,
Gtd. Notes
5.606%	11/13/09	Baa2	800	800,519

				1,173,019

Media & Entertainment — 1.3%
AMC Entertainment, Inc.,
Gtd. Notes
8.625%	08/15/12	Ba3	75	78,469
11.00%	02/01/16	B3	35	39,287
Sr. Sub. Notes
8.00%	03/01/14	B3	35	34,738
Cinemark, Inc.,
Sr. Disc. Notes, Zero Coupon (until 03/15/09)
9.75%(v)	03/15/14	Ba3	75	64,406
Dex Media West LLC,
Sr. Sub. Notes
9.875%	08/15/13	B2	159	173,310

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Media & Entertainment (cont’d.)
Dex Media, Inc.,
Notes
8.00%	11/15/13	B3	$70	$72,100
DirecTV Holdings LLC,
Gtd. Notes
6.375%	06/15/15	Ba3	52	49,855
Gray Television, Inc.,
Gtd. Notes
9.25%	12/15/11	B1	125	130,781
Intelsat Bermuda Ltd., (Bermuda)
Gtd. Notes
9.25%	06/15/16	B2	25	26,875
Sr. Notes
11.25%	06/15/16	Caa1	225	246,937
Intelsat Subsidiary Holding Co. Ltd.,
Sr. Notes (Bermuda)
8.25%	01/15/13	B2	140	142,100
Medianews Group, Inc.,
Sr. Sub. Notes
6.875%	10/01/13	B2	75	67,875
Morris Publishing Group LLC,
Gtd. Notes
7.00%	08/01/13	B1	25	23,688
Nielsen Finance LLC,
Sr. Notes, 144A
10.00%	08/01/14	B3	25	27,094
Primedia, Inc.,
Sr. Notes
10.749%	05/15/10	B2	75	78,000
R.H. Donnelley Corp.,
Sr. Notes
8.875%	01/15/16	B3	75	78,750
R.H. Donnelley Finance Corp.,
Sr. Sub. Notes, 144A
10.875%	12/15/12	B2	150	163,500
Sun Media Corp.,
Gtd. Notes (Canada)
7.625%	02/15/13	Ba2	175	177,406
Universal City Florida Holding Co.,
Sr. Notes
8.375%	05/01/10	B3	75	76,875
Vertis, Inc.,
Notes
9.75%	04/01/09	B1	105	108,150

				1,860,196

Metals — 0.8%
AK Steel Corp.,
Gtd. Notes
7.75%	06/15/12	B2	60	60,450
Aleris International, Inc.,
Sr. Notes
9.00%	12/15/14	B3	25	25,125
Sr. Sub. Notes
10.00%	12/15/16	Caa1	50	50,125

SEE NOTES TO FINANCIAL STATEMENTS.

B10

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Metals (cont’d.)
Arch Western Finance LLC,
Sec’d. Notes
6.75%	07/01/13	B1	$80	$79,400
Century Aluminum Co.,
Gtd. Notes
7.50%	08/15/14	B1	75	76,031
Chaparral Steel Co.,
Gtd. Notes
10.00%	07/15/13	B1	130	145,112
CSN Islands VII Corp.,
Gtd. Notes, 144A
10.75%	09/12/08	BB-(d)	80	86,400
Gerdau Ameristeel Corp.,
Sr. Notes (Canada)
10.375%	07/15/11	Ba2	100	107,250
Indalex Holding Corp.,
Sec’d. Notes, 144A
11.50%	02/01/14	Caa1	20	20,900
Ispat Inland ULC,
Notes (Canada)
9.75%	04/01/14	Baa3	49	54,757
Metals USA, Inc.,
Sec’d. Notes
11.125%	12/01/15	B3	125	137,344
Novelis, Inc.,
Sr. Notes, 144A (Canada)
8.25%	02/15/15	B2	100	96,750
PNA Group, Inc.,
Sr. Notes, 144A
10.75%	09/01/16	B3	75	77,531
Ryerson Tull, Inc.,
Sr. Notes
8.25%	12/15/11	B3	45	44,663
United States Steel Corp.,
Sr. Notes
9.75%	05/15/10	Ba1	50	53,188

				1,115,026

Packaging — 0.5%
Berry Plastics Holding Corp.,
Sec’d. Notes
8.875%	09/15/14	B2	100	101,500
Crown Americas LLC,
Gtd. Notes
7.625%	11/15/13	B1	100	103,000
Exopac Holding Corp.,
Sr. Notes
11.25%	02/01/14	B3	50	52,625
Graham Packaging Co., Inc.,
Gtd. Notes
8.50%	10/15/12	Caa1	60	60,600
Sub. Notes
9.875%	10/15/14	Caa1	25	25,250
Greif, Inc.,
Gtd. Notes
8.875%	08/01/12	Ba3	175	183,750

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Packaging (cont’d.)
Owens Brockway Glass Container, Inc.,
Sec’d. Notes
8.75%	11/15/12	Ba1	$115	$121,900
Silgan Holdings, Inc.,
Sr. Sub. Notes
6.75%	11/15/13	B1	90	88,200

				736,825

Paper — 0.6%
Abitibi-Consolidated, Inc., (Canada)
Notes
5.25%	06/20/08	B2	50	48,000
7.75%	06/15/11	B2	35	31,412
Ainsworth Lumber Co. Ltd.,
Sr. Notes (Canada)
6.75%	03/15/14	B2	25	19,000
Bowater Canada Finance,
Gtd. Notes (Canada)
7.95%	11/15/11	B2	25	24,500
Cascades, Inc.,
Sr. Notes (Canada)
7.25%	02/15/13	Ba3	85	84,787
Catalyst Paper Corp., (Canada)
Gtd. Notes
8.625%	06/15/11	B2	50	50,625
Sr. Notes
7.375%	03/01/14	B2	25	23,688
Cellu Tissue Holdings, Inc.,
Sec’d. Notes
9.75%	03/15/10	B2	125	123,437
Domtar, Inc.,
Notes
7.875%	10/15/11	B2	25	25,938
Georgia-Pacific Corp.,
Gtd. Notes
7.125%	01/15/17	Ba3	50	49,875
Notes
8.125%	05/15/11	B2	30	31,500
Graphic Packaging International Corp.,
Sr. Notes
8.50%	08/15/11	B2	50	51,750
Sr. Sub. Notes
9.50%	08/15/13	B3	50	52,750
Millar Western Forest Products Ltd.,
Sr. Notes (Canada)
7.75%	11/15/13	B2	55	49,362
Norampac, Inc.,
Sr. Notes (Canada)
6.75%	06/01/13	Ba3	30	29,175
Smurfit-Stone Container Enterprises, Inc.,
Sr. Notes
9.75%	02/01/11	B2	22	22,688
Tembec Industries, Inc.,
Gtd. Notes (Canada)
7.75%	03/15/12	Ca	70	40,950

SEE NOTES TO FINANCIAL STATEMENTS.

B11

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Paper (cont’d.)
Verso Paper Holdings LLC,
Sec’d. Notes, 144A
9.121%	08/01/14	B2	$25	$25,375
9.125%	08/01/14	B2	25	26,063

				810,875

Pipelines & Other — 2.0%
AmeriGas Partners LP,
Sr. Notes
7.125%	05/20/16	B1	50	50,000
El Paso Corp.,
Sr. Notes
7.00%	05/15/11	B2	465	482,437
7.80%	08/01/31	Caa1	100	109,250
El Paso Production Holding Co.,
Gtd. Notes
7.75%	06/01/13	B1	150	156,938
Ferrellgas Partners LP/Ferrellgas Partners Finance,
Sr. Notes
8.75%	06/15/12	B2	200	205,000
Inergy LP Inergy Finance Corp.,
Sr. Notes
6.875%	12/15/14	B1	50	49,125
Pacific Energy Partners LP,
Sr. Notes
7.125%	06/15/14	Baa3	25	25,655
Pemex Project Funding Master Trust,
Gtd. Notes
8.625%	02/01/22	Baa1	250	309,000
Targa Resources, Inc.,
Gtd. Notes, 144A
8.50%	11/01/13	B3	125	125,938
Tennessee Gas Pipeline Co.,
Debs.
7.00%	10/15/28	Ba1	50	52,794
7.625%	04/01/37	Ba1	145	162,986
Sr. Notes
7.00%	03/15/27	Ba1	90	94,852
Transocean, Inc.,
Notes
5.566%	09/05/08	Baa1	200	200,121
Williams Cos., Inc.,
Notes
6.375%	10/01/10	Ba2	350	352,187
7.125%	09/01/11	Ba2	225	234,000
7.875%	09/01/21	Ba2	40	42,900
Sr. Notes
7.625%	07/15/19	Ba2	25	26,750
Sr. Unsec’d. Notes
8.125%	03/15/12	Ba2	65	70,363
Williams Partners LP,
Bonds
7.25%	02/01/17	Ba3	100	102,000

				2,852,296

Real Estate Investment Trusts — 0.1%
Nationwide Health Properties,
Notes
6.50%	07/15/11	Baa3	100	102,172

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Retail — 0.3%
GSC Holdings Corp.,
Gtd. Notes
9.247%	10/01/11	B1	$25	$25,938
Service Corp. International,
Sr. Notes
7.00%	06/15/17	B1	125	126,562
7.375%	10/01/14	B1	25	26,125
Sr. Unsec’d. Notes
6.50%	03/15/08	Baa1	200	201,000

				379,625

Retailers — 0.3%
Couche-Tard Finance Corp.,
Sr. Sub. Notes
7.50%	12/15/13	Ba2	25	25,563
GSC Holdings Corp.,
Gtd. Notes
8.00%	10/01/12	B1	75	78,375
Jean Coutu Group, Inc.,
Sr. Notes (Canada)
7.625%	08/01/12	B3	25	26,312
Neiman Marcus Group, Inc.,
Gtd. Notes
9.00%	10/15/15	B2	85	92,756
10.375%	10/15/15	B3	20	22,250
Pantry, Inc., (The), Sr. Sub. Notes
7.75%	02/15/14	B3	55	55,344
Rite Aid Corp., Sec’d. Notes
8.125%	05/01/10	B2	100	102,125
Steinway Musical Instruments, Sr. Notes, 144A
7.00%	03/01/14	B1	40	39,100
Stripes Acquisition LLC, Sr. Notes, 144A
10.625%	12/15/13	B2	36	39,060

				480,885

Retailers – Food & Drug
Jean Coutu Group, Inc., Sr. Sub. Notes (Canada)
8.50%	08/01/14	Caa2	25	25,156

Technology — 1.1%
Amkor Technology, Inc., Sr. Notes
7.125%	03/15/11	Caa1	25	23,313
Avago Technologies Financial, (Singapore)
Sr. Notes, 144A
10.125%	12/01/13	B3	85	90,737
Sr. Sub. Notes, 144A
11.875%	12/01/15	Caa2	30	32,850
Flextronics International Ltd., (Singapore)
Sr. Sub. Notes
6.25%	11/15/14	Ba2	50	48,250
6.50%	05/15/13	Ba2	50	49,375

SEE NOTES TO FINANCIAL STATEMENTS.

B12

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Technology (cont’d.)
Freescale Semiconductor, Inc.,
Sr. Notes
8.875%	12/15/14	B1	$75	$74,719
9.125%	12/15/14	B1	200	198,750
Sr. Sub. Notes
10.125%	12/15/16	B2	150	150,187
Iron Mountain, Inc.,
Gtd. Notes
8.625%	04/01/13	B3	95	98,087
Nortel Networks Corp.,
Gtd. Notes (Canada)
4.25%	09/01/08	B3	25	24,188
Nortel Networks Ltd.,
Gtd. Notes (Canada)
10.125%	07/15/13	B3	25	27,000
NXP BV,
7.875%	10/15/14	B2	200	206,750
9.50%	10/15/15	B2	100	102,500
Sensata Technologies BV,
Sr. Notes, 144A (Netherlands)
8.00%	05/01/14	Caa1	75	72,000
Serena Software, Inc.,
Gtd. Notes
10.375%	03/15/16	Caa1	95	100,819
Spansion LLC,
Sr. Notes, 144A
11.25%	01/15/16	Caa1	100	105,000
Sungard Data Systems, Inc.,
Gtd. Notes
10.25%	08/15/15	Caa1	60	64,050
Unisys Corp.,
Sr. Notes
8.00%	10/15/12	B2	20	19,775
Xerox Corp.,
Sr. Unsec’d. Notes
6.40%	03/15/16	Baa3	50	51,062

				1,539,412

Telecommunications — 1.8%
BellSouth Corp.,
Sr. Unsec’d. Notes
5.58%	08/15/08	A2	200	200,116
Centennial Communications Corp.,
Sr. Notes
8.125%	02/01/14	B2	25	25,656
10.00%	01/01/13	Caa1	25	26,594
Cincinnati Bell, Inc.,
Sr. Sub. Notes
8.375%	01/15/14	B2	50	51,375
Citizens Communications Co.,
Notes
9.25%	05/15/11	B2	75	82,969
Sr. Notes
6.25%	01/15/13	B2	40	39,250
9.00%	08/15/31	B2	15	16,275

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Telecommunications (cont’d.)
Cricket Communications, Inc.,
Sr. Notes
9.375%	11/01/14	Caa2	$50	$52,750
Dobson Cellular Systems, Inc.,
Sec’d. Notes
8.375%	11/01/11	Ba3	50	52,687
Dobson Communications Corp.,
Sr. Notes
9.624%	10/15/12	Caa2	10	10,200
Hawaiian Telcom Communications, Inc.,
Gtd. Notes
9.75%	05/01/13	B3	25	25,063
12.50%	05/01/15	B3	50	52,375
Level 3 Communications, Inc.,
Sr. Notes
11.50%	03/01/10	CCC(d)	25	26,500
Level 3 Financing, Inc.,
Gtd. Notes
12.25%	03/15/13	B2	175	198,187
Sr. Notes
9.25%	11/01/14	B2	25	25,500
MetroPCS Wireless, Inc.,
Sr. Notes
9.25%	11/01/14	Caa2	50	52,250
Nordic Telephone Co. Holdings, Sr. Notes (Denmark)
8.875%	05/01/16	B2	90	96,300
Qwest Communications International, Inc.,
Gtd. Notes, 144A
7.50%	02/15/14	Ba3	50	51,500
Debs.
6.875%	09/15/33	Ba1	100	95,500
7.50%	06/15/23	Ba1	100	100,750
Notes
8.875%	03/15/12	Ba1	25	27,844
Sr. Notes
7.50%	10/01/14	Ba1	50	53,000
7.625%	06/15/15	Ba1	575	615,250
7.875%	09/01/11	Ba1	175	186,375
Rogers Wireless, Inc.,
Sec’d. Notes (Canada)
9.625%	05/01/11	Ba2	95	107,825
Rural Cellular Corp.,
Sr. Notes
9.875%	02/01/10	Ba3	45	47,869
Time Warner Telecom Holdings, Inc.,
Gtd. Notes
9.25%	02/15/14	B3	25	26,719
UbiquiTele Operating Co.,
Gtd. Notes
9.875%	03/01/11	BBB+(d)	75	81,000
Windstream Corp.,
Sr. Notes, 144A
8.625%	08/01/16	Ba3	100	109,500

				2,537,179

SEE NOTES TO FINANCIAL STATEMENTS.

B13

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Tobacco — 0.1%
Reynolds American, Inc.,
Gtd. Notes
6.50%	07/15/10	BB(d)	$25	$25,359
7.625%	06/01/16	Ba3	55	58,274

				83,633

TOTAL CORPORATE BONDS (cost $31,825,837)				32,771,633

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 22.5%
Federal Home Loan Mortgage Corp.
5.80%	11/15/30		14	13,798
Federal National Mortgage Assoc.
4.00%	08/01/18-06/01/20		5,928	5,590,063
4.50%	11/01/21-09/01/35		5,347	5,039,513
4.945%	02/01/36		417	416,258
5.00%	01/01/19-02/01/36		2,117	2,047,191
5.50%	02/01/35-06/01/36		5,496	5,430,927
5.56%	05/01/36		199	200,624
6.00%	11/01/32-01/01/37		6,975	7,020,872
6.284%	08/01/29		35	35,534
6.50%	06/01/18-10/01/32		350	359,738
6.50%	TBA		4,000	4,075,000
6.875%	08/01/09		926	950,855
Government National Mortgage Assoc.
5.125%	10/20/27-11/20/29		66	67,064
5.375%	04/20/27		86	86,479
5.75%	08/20/24		8	7,749
8.00%	08/20/31		5	5,110
8.50%	04/20/26-04/20/31		36	38,611

TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (cost $31,559,180)				31,385,386

U.S. TREASURY OBLIGATIONS — 17.7%
United States Inflation Index Bonds
0.875%	04/15/10		1,700	1,716,697
2.375%	04/15/11		200	202,518
3.375%	01/15/07		2,700	3,432,917
United States Treasury Bonds
3.125%	01/31/07		100	99,855
3.375%	02/15/08		200	196,508
4.00%	04/15/10		100	97,852
7.875%	02/15/21		1,000	1,302,266
United States Treasury Notes
3.25%	01/15/09		200	194,062
3.50%	02/15/10		900	868,359
3.625%	01/15/10		200	193,828
3.75%	03/31/07		700	697,703
3.875%	09/15/10		300	291,621
4.25%	10/15/10-11/15/14		2,200	2,160,187
4.375%	11/15/08		200	198,391
4.50%	11/15/10-11/15/15		1,300	1,288,274
4.625%	11/15/16		1,000	993,438
4.75%	03/31/11		2,600	2,604,368
4.875%	04/30/11-07/31/11		6,600	6,646,186

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (Continued)
5.125%	06/30/11		$600	$610,125
5.375%	02/15/31		900	964,055

TOTAL U.S. TREASURY OBLIGATIONS (cost $24,883,849)				24,759,210

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Small Business Administration Participation Certificates,
Series 2000-20A, Class 1
7.59%	01/01/20		175	185,002
Series 2000-P10A, Class 1
8.017%	02/10/10		91	96,102

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $265,764)				281,104

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2(c)
5.392%	05/25/35	Aaa	184	183,247
Countrywide Alternative Loan Trust, Series 2005-24, Class 2M(c)
5.50%	01/25/46	Aaa	200	200,345
FHLMC Structured Pass Through Securities, Series T-61, Class 1A1(c)
6.064%	07/25/44	Aaa	801	804,384
Freddie Mac, Series 2888, Class ZG
4.50%	11/15/19	Aaa	110	98,312
Series 3010, Class WB
4.50%	07/15/20	Aaa	1,000	930,242
Government National Mortgage Assoc., Series 2000-15, Class Z
7.50%	02/20/30	Aaa	290	301,076
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A(c)
5.43%	10/25/46	Aaa	199	198,732
Impac Secured Assets CMN Owner Trust, Series 2006-4, Class A2A
5.40%	09/25/36	Aaa	195	195,684
Merrill Lynch Floating Trust, Series 2006-1, Class A1(c)
5.42%	06/15/22	Aaa	182	181,677
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1(c)
5.60%	05/25/35	Aaa	527	528,480
Thornburg Mortgage Securities Trust, Series 2006-2, Class A1C(c)
5.47%	04/25/36	Aaa	200	199,502
Washington Mutual, Inc.,(c)
Series 2002-AR17, Class 1A
5.958%	11/25/42	Aaa	175	175,573
Series 2003-R1, Class A1
5.59%	12/25/27	Aaa	733	732,762
Series 2005-AR13, Class A1A1
5.61%	10/25/45	Aaa	192	192,417

SEE NOTES TO FINANCIAL STATEMENTS.

B14

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Series 2005-AR6, Class 2AB1
5.51%	04/25/45	Aaa	$232	$232,436
Series 2006-AR17, Class 2A
5.882%	12/25/46	Aaa	199	200,165
Series 2006-AR17, Class1A1A
5.56%	12/25/46	Aaa	193	193,523

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $5,464,403)				5,548,557

FOREIGN GOVERNMENT BONDS — 1.9%
Development Bank of Japan (Japan)
1.75%	06/21/10	Aaa	10,000	86,148
Mexican Government International Bond (Mexico)
8.125%	12/30/19	Baa1	170	206,550
Republic of Panama (Panama)
9.625%	02/08/11	Ba1	150	171,000
Russian Government International Bond (Russia)
5.00%	03/31/30	Baa2	50	56,445
United Kingdom Gilt (United Kingdom)
4.25%	03/07/11	Aaa	300	569,780
United Kingdom Treasury Stock (United Kingdom)
5.00%	03/07/12-09/07/14	Aaa	GBP 800	1,580,228

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,578,132)				2,670,151

ASSET-BACKED SECURITIES — 1.7%
Arkle Master Issuer PLC, Series 2006-1A, Class 1A(c)
5.33%	11/17/07	Aaa	200	200,345
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1(c)
5.625%	09/25/34	Aaa	77	77,281
Bank One Issuance Trust, Series 2004-A4, Class A4(c)
5.39%	06/15/07	Aaa	500	500,078
Ford Credit Auto Owner Trust, Series 2006-A, Class A2B(c)
5.36%	09/15/08	Aaa	102	102,325
Honda Auto Receivables Owner Trust, Series 2006-1, Class A2
5.10%	09/18/08	Aaa	442	441,650
MBNA Master Credit Card Trust, Series 2000-D, Class C
8.40%	09/15/09	BBB(d)	200	201,643
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A2
5.18%	08/15/08	Aaa	500	499,737
WFS Financial Owner Trust, Series 2005-1, Class A3
3.59%	10/19/09	Aaa	346	342,805

TOTAL ASSET-BACKED SECURITIES (cost $2,367,619)				2,365,864

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS — 0.9%
Golden State Tobacco Securitization Corp., Series 2003-A-1
6.25%	06/01/33	Baa3		$300	$335,115
Massachusetts Water Resources Authority, Series 1080,(h)
5.00%	08/01/32	Aaa		250	262,145
Tobacco Settlement Financing Corp.,
6.375%	06/01/32	Baa3		250	281,158
Tobacco Settlement Financing Corp., Series 2001, Class B
5.875%	05/15/39	Baa3		290	310,729

TOTAL MUNICIPAL BONDS (cost $1,007,340)					1,189,147

TOTAL LONG-TERM INVESTMENTS (cost $142,020,218)					156,789,512

SHORT-TERM INVESTMENTS — 10.0%
COMMERCIAL PAPER — 0.2%
Time Warner, Inc.(n) (cost $298,922)
5.39%	01/25/07	A2		300	298,940

CERTIFICATES OF DEPOSIT — 0.2%
Skandinavia Enskilda Bank (cost $199,955)
5.272%	10/03/07			200	199,955

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
4.805%	03/15/07(k)(n)			145	143,617
4.803%	03/15/07(k)(n)			50	49,523

TOTAL U.S. TREASURY OBLIGATIONS (cost $193,094)					193,140

			Notional/ Contract Amounts (000)
OUTSTANDING OPTIONS PURCHASED* — 0.1%
Call Options — 0.1%
Eurodollar Futures, expiring 09/14/2007, Strike Price $95.25				21,000	13,125
Eurodollar Futures, expiring 09/14/2007, Strike Price $95.00				34,000	31,875
Swap Option 3 Month LIBOR & Fixed, expiring 07/02/2007 @ 5.37%				5,400	42,493
Swap Option 3 Month LIBOR & Fixed, expiring 07/02/2007 @ 4.90%				4,400	13,141
Swap Option 3 Month LIBOR & Fixed, expiring 12/20/2007 @ 5.00%				3,000	18,301
Swap Option 3 Month LIBOR & Fixed, expiring 06/15/2007 @ 5.00%			GBP	2,500	2,086
U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $114.00				12,900	2,016

					123,037

SEE NOTES TO FINANCIAL STATEMENTS.

B15

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Notional/Contract Amounts (000)	Value (Note 2)
OUTSTANDING OPTIONS PURCHASED* (Continued)
Put Options
5 year U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $102.00		$5,700	$891

5 year U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $102.50		4,500	703
Eurodollar Futures, expiring 12/17/2007, Strike Price $91.25		30,000	187
Eurodollar Futures, expiring 09/17/2007, Strike Price $90.25		51,000	319
Eurodollar Futures, expiring 09/17/2007, Strike Price $90.50		106,000	662
Eurodollar Futures, expiring 12/17/2007, Strike Price $92.00		1,000	6
Eurodollar Futures, expiring 12/17/2007, Strike Price $91.50		5,000	31
Eurodollar Futures, expiring 12/17/2007, Strike Price $91.75		22,000	138
Fannie Mae, expiring 03/06/2007, Strike Price $95.12		2,000	120

			3,057

TOTAL OUTSTANDING OPTIONS PURCHASED* (cost $116,379)			126,094

		Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 4.7%
Dryden Core Investment Fund — Taxable Money Market Series(w) (cost $6,520,740)		6,520,740	6,520,740

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN TREASURY BILLS — 4.7%
Bundesschatzanweisungen (Germany)
2.25%	03/23/07	$1,010,000	1,330,099
Dutch Treasury Certificate (Netherlands)
Zero	02/28/07	3,150,000	4,135,729
French Treasury Note (France)
2.25%	03/12/07	860,000	1,132,207

TOTAL FOREIGN TREASURY BILLS (cost $6,545,881)			6,598,035

		Principal Amount (000)#	Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $13,874,970)			$13,936,904

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 122.2% (cost $155,895,189)			170,726,416

INVESTMENTS SOLD SHORT — (9.4)%
Federal National Mortgage Assoc.
5.50%	TBA	$(5,350)	(5,284,794)
Federal National Mortgage Assoc.
5.00%	TBA	(3,000)	(2,895,936)
U.S. Treasury Notes
3.25%	01/15/09	(200)	(194,062)
U.S. Treasury Notes
3.625%	05/15/13	(1,100)	(1,036,450)
U.S. Treasury Notes
4.875%	07/31/11	(3,700)	(3,726,015)

TOTAL INVESTMENTS SOLD SHORT (proceeds $(13,211,224))			(13,137,257)

		Notional/Contract Amounts (000)
OUTSTANDING OPTIONS WRITTEN* — (0.1)%
Call Options — (0.1)%
Swap Option 3 Month LIBOR & Fixed, expiring 12/20/2007 @ 5.15%		1,300	(19,756)
Swap Option 3 Month LIBOR & Fixed, expiring 07/02/2007 @ 5.00%		1,900	(15,453)
Swap Option 3 Month LIBOR & Fixed, expiring 06/15/2007 @ 4.85%		700	(3,370)
Swap Option 3 Month LIBOR & Fixed, expiring 07/02/2007 @ 5.50%		1,800	(48,071)

TOTAL OUTSTANDING OPTIONS WRITTEN* (premium received $66,952)			(86,650)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 112.7% (cost $142,617,012)			157,502,509
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (12.7)%			(17,722,693)

NET ASSETS — 100.0%			$139,779,816

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
RDU	Restricted Depository Unit
NR	Not Rated by Moodys or Standard & Poor’s
TBA	Securities Purchased on a Forward Commitment Basis
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents all or partial amount utilized in a Municipal Tender Option Bond transaction. The aggregate principal amount of the inverse floater and the floating rate note (included in liabilities) are $125,000 and $125,000, respectively.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(n)	Rates shown are the effective yields at purchase date.

(v)	The rate shown reflects the coupon rate after the step date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

(k)	Securities or a portion thereof with an aggregate market value of $188,184 have been segregated with the custodian to cover margin requirements for future contracts open at December 31, 2006.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Long Positions:
4	90 Day Euro Dollar	Jun 07	$949,900	$947,700	$(2,200)
121	90 Day Euro Dollar	Sep 07	28,724,463	28,711,788	(12,675)
26	90 Day Euro Dollar	Dec 07	6,191,450	6,178,250	(13,200)
7	90 Day Euro Dollar	Mar 08	1,666,688	1,664,425	(2,263)
46	90 Day Euro Dollar	Jun 08	10,964,800	10,940,525	(24,275)
15	90 Day Euro EURIBOR	Jun 07	4,758,086	4,749,439	(8,647)
6	90 Day Sterling	Jun 07	1,391,073	1,387,720	(3,353)
12	90 Day Sterling	Sep 07	2,782,658	2,775,732	(6,926)
108	5 Year U.S. Treasury Notes	Mar 07	11,412,390	11,346,750	(65,640)

					(139,179)
Short Positions:
140	10 Year U.S. Treasury Notes	Mar 07	15,214,062	15,045,625	168,437

					$29,258

(x)	Liabilities in excess of other assets includes unrealized appreciation (depreciation) on forward foreign currency exchange contracts and swap contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Sales Contract	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
EUR 77,000, expiring 01/23/07	$102,031	$101,775	$256
EUR 1,235,000, expiring 01/23/07	1,620,383	1,632,356	(11,973)
EUR 3,130,000, expiring 01/23/07	4,131,131	4,137,065	(5,934)
GBP 1,138,000, expiring 01/11/07	2,217,962	2,228,399	(10,437)

			$(28,088)

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest rate swap agreements outstanding at December 31, 2006:

Counter Party	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	06/20/37		$1,600,000	5.00%	3 Month LIBOR	$(35,603)
Deutsche Bank(1)	06/20/37		1,700,000	5.00%	3 Month LIBOR	(42,951)
UBS AG(1)	06/18/09		5,000,000	5.00%	3 Month LIBOR	12,767
Barclays Capital PLC(2)	06/18/34	GBP	300,000	5.00%	6 Month LIBOR	(24,956)
Deutsche Bank(2)	12/15/35		400,000	4.00%	6 Month LIBOR	(4,857)
UBS AG(1)	10/15/10	EUR	100,000	2.1455%	FRC-Excluding Tobacco-Non-Revised Consumer Price Index	2,454
Deutsche Bank(1)	06/15/07	AUD	900,000	6.00%	6 Month Australian Bank Bill rate	(11,615)
Merrill Lynch & Co.(2)	06/20/07	JPY	30,000,000	2.00%	6 Month LIBOR	(1,157)
Barclays Capital PLC(2)	06/20/07		10,000,000	2.00%	6 Month LIBOR	(660)
Citigroup(2)	06/20/17		$400,000	5.00%	3 Month LIBOR	8,452
UBS AG(1)	06/20/37		800,000	5.00%	3 Month LIBOR	(18,481)
Barclays Capital(1)	09/15/10	GBP	200,000	5.00%	6 Month LIBOR	(5,585)
Barclays Capital(1)	06/15/09		500,000	5.00%	6 Month LIBOR	(6,409)

						$(128,601)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2006:

Counter Party	Termination Date	Notional Amount		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(2)	03/20/08		$300,000	0.06%	AIG Corp., 5.6%, due 10/18/16	$131
Morgan Stanley & Co.(1)	12/20/08		200,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	(788)
UBS AG(1)	12/20/08		200,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(1,179)
Citigroup(1)	12/20/16		400,000	0.17%	Bank of America Corp., 5.62%, 10/14/16	146
Barclays Bank PLC(1)	06/20/15		100,000	0.15%	CitiFinancial, 6.625%, due 06/01/15	(1)
Barclays Bank PLC(1)	09/20/11		100,000	0.58%	DaimlerChrysler NA Holdings, 5.75%, due 09/08/11	(431)
Barclays Bank PLC(1)	12/20/11		1,200,000	0.75%	Dow Jones CDX HVOL7 Index	(141)
Morgan Stanley & Co.(2)	12/20/15		300,000	0.46%	Dow Jones CDX IG5 Index	225
Morgan Stanley & Co.(1)	12/20/12		400,000	0.14%	Dow Jones CDX IG5 Index	(183)
Morgan Stanley & Co.(2)	12/20/15		700,000	0.46%	Dow Jones CDX IG5 Index	459
Morgan Stanley & Co.(1)	12/20/12		1,000,000	0.14%	Dow Jones CDX IG5 Index	(451)
Morgan Stanley & Co.(1)	12/20/16		1,000,000	0.65%	Dow Jones CDX IG7 Index	883
JPMorgan Chase Bank(1)	12/20/16	EUR	200,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	248
Goldman Sachs(1)	12/20/16		400,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 4 Index	338
Deutsche Bank(1)	12/20/16		400,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 4 Index	278
Barclays Bank PLC(1)	12/20/16		600,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 4 Index	689
Bank of America Securities LLC(1)	12/20/08		$100,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(140)
Citigroup(1)	12/20/08		200,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(860)
Barclays Bank PLC(1)	12/20/08		200,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(548)
Morgan Stanley & Co.(1)	12/20/08		100,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(300)
Citigroup(1)	12/20/08		100,000	0.29%	FedEx Corp., 7.25%, due 02/15/11	(427)
Lehman Brothers(2)	03/20/07		1,200,000	0.55%	GMAC LLC, 6.875%, due 08/28/12	1,441
Lehman Brothers(1)	12/20/08		100,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,793)
Bear Stearns International Ltd.(1)	12/20/08		200,000	0.32%	Hewlett-Packard Co., 6.50% due 07/01/12	(1,090)

SEE NOTES TO FINANCIAL STATEMENTS.

B18

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(1)	12/20/08	$200,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	$(172)
Merrill Lynch & Co.(1)	12/20/08	100,000	0.32%	Ingersoll-Rand Corp., 6.48%, due 06/01/25	(169)
Barclays Bank PLC(1)	03/20/12	100,000	0.17%	Int’l Lease, 5.4%, due 02/15/12	(122)
Barclays Bank PLC(1)	03/20/11	100,000	0.37%	iStar Financial, Inc., 5.8%, due 03/15/11	(146)
Lehman Brothers(1)	12/20/08	200,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(387)
Lehman Brothers(1)	12/20/08	100,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(973)
Lehman Brothers(1)	12/20/08	100,000	0.30%	Masco Corp., 5.875%, due 07/15/12	(274)
Deutsche Bank(1)	09/20/11	100,000	0.62%	Nationwide Health, 6.5%, due 07/15/11	(262)
Lehman Brothers(1)	12/20/08	100,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(838)
Lehman Brothers(1)	06/20/09	400,000	0.40%	People’s Republic of China, 6.80%, due 05/23/11	(3,189)
Lehman Brothers(1)	12/20/08	100,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	1,030
Merrill Lynch International(2)	03/20/07	200,000	0.61%	Russian Federation, 5.00%, due 03/31/30	559
Morgan Stanley & Co.(1)	09/20/13	100,000	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	(476)
Citigroup(1)	12/20/08	300,000	0.14%	Wal-Mart Stores, Inc., 6.875%, due 08/10/09	(649)
Barclays Bank PLC(1)	12/20/08	100,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/12/12	(1,220)
Bear Stearns International Ltd.(1)	06/20/16	100,000	0.63%	Whirlpool Corp., 6.5%, due 06/15/16	918
Lehman Brothers(1)	12/20/08	100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(252)

					$(10,116)

(1)	Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

(2)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

B19

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
U.S. Government Mortgage Backed Obligations	22.5%
U.S. Treasury Obligations	17.7
Foreign Treasury Bills	4.7
Affiliated Money Market Mutual Fund	4.7
Collateralized Mortgage Obligations	4.0
Oil, Gas & Consumable Fuels	2.7
Insurance	2.7
Capital Markets	2.4
Media	2.3
Diversified Financial Services	2.2
Pipelines & Other	2.0
Telecommunications	2.0
Foreign Government Bonds	1.9
Software	1.9
Communication Equipment	1.9
Pharmaceuticals	1.8
Asset-Backed Securities	1.7
Electric	1.7
Healthcare Providers & Services	1.6
Aerospace & Defense	1.5
Gaming	1.5
Media & Entertainment	1.3
Healthcare Equipment & Supplies	1.3
Automotive	1.3
Capital Goods	1.3
Chemicals	1.3
Healthcare & Pharmaceuticals	1.2
Technology	1.1
Hotels, Restaurants & Leisure	1.1
Financial Services	1.0
Financial – Bank & Trust	1.0
Textiles, Apparel & Luxury Goods	1.0
Internet Software & Services	1.0
Biotechnology	0.9
Commercial Services & Supplies	0.9
Municipal Bonds	0.9
Industrial Conglomerates	0.8
Metals	0.8
Wireless Telecommunication Services	0.8
Energy	0.8
Computers & Peripherals	0.7
Cable	0.7
Food & Staples Retailing	0.6
Paper	0.6
Household Products	0.5
Consumer Finance	0.5
Food Products	0.5
Packaging	0.5
Semiconductors & Semiconductor Equipment	0.5
Multi-Line Retail	0.5
Automobile Manufacturers	0.5
Diversified Consumer Services	0.5
Food	0.5
Energy Equipment & Services	0.5
Beverages	0.5
Tobacco	0.5
Commercial Banks	0.4

Industry
Real Estate Investment Trusts	0.3%
Retailers	0.3
Lodging	0.3
Office Electronics	0.3
Metals & Mining	0.3
Independent Power Producers & Energy Traders	0.3
Specialty Retail	0.3
Retail	0.3
Household Durables	0.3
Computer Services & Software	0.2
Consumers	0.2
Building Products	0.2
Multi-Utilities	0.2
Electronic Equipment & Instruments	0.2
Commercial Paper	0.2
Building Materials & Construction	0.2
Medical Supplies & Equipment	0.2
U.S. Government Agency Obligations	0.2
Banks	0.2
IT Services	0.2
Manufacturing	0.2
Diversified Telecommunication Services	0.2
Machinery	0.2
Certificates of Deposit	0.2
Electronics	0.1
Internet & Catalog Retail	0.1
Electric Utilities	0.1
Aerospace	0.1
Business Services	0.1
Thrifts & Mortgage Finance	0.1
Semiconductors	0.1
Airlines	0.1
Entertainment & Leisure	0.1
Outstanding Options Purchased	0.1
Office Equipment	0.1
Building & Construction	0.1
Energy – Other	0.1
Diversified	0.1
Utilities	0.1
Railroads	0.1
Building Materials	0.1
Consumer Products & Services	0.1
Automotive Parts	0.1
Internet	0.1
Clothing & Apparel	0.1
Healthcare Services	0.1
U.S. Treasury Obligations	0.1
Call Options	(0.1)
Investments Sold Short	(9.4)

112.7
Liabilities in excess of other assets	(12.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B20

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 95.7%		Value (Note 2)
COMMON STOCKS — 95.7%	Shares
Aerospace & Defense — 2.9%
Honeywell International, Inc.	197,000	$8,912,280

Beverages — 2.5%
PepsiCo, Inc.	124,200	7,768,710

Biotechnology — 4.5%
Genentech, Inc.(a)	79,600	6,457,948
Gilead Sciences, Inc.(a)	115,200	7,479,936

		13,937,884

Building Products — 2.4%
American Standard Companies, Inc.	160,200	7,345,170

Capital Markets — 6.7%
Bank of New York Co., Inc. (The)	232,900	9,169,273
Goldman Sachs Group, Inc. (The)(b)	35,300	7,037,055
Lazard Ltd. (Class A)(b)	100,800	4,771,872

		20,978,200

Chemicals — 2.8%
E.I. du Pont de Nemours & Co.	181,300	8,831,123

Commercial Services & Supplies — 2.4%
Waste Management, Inc.	205,800	7,567,266

Communications Equipment — 5.8%
Motorola, Inc.	367,500	7,555,800
QUALCOMM, Inc.	151,100	5,710,069
Research In Motion Ltd.(a)	38,600	4,932,308

		18,198,177

Computers & Peripherals — 4.3%
Apple Computer, Inc.(a)(b)	99,100	8,407,644
Hewlett-Packard Co.	120,600	4,967,514

		13,375,158

Diversified Consumer Services — 0.5%
Career Education Corp.(a)	63,500	1,573,530

Diversified Financial Services — 2.6%
NYSE Group, Inc.(a)(b)	82,400	8,009,280

Energy Equipment & Services — 2.7%
Baker Hughes, Inc.	114,500	8,548,570

Food & Staples Retailing — 4.8%
Kroger Co. (The)(b)	378,100	8,722,767
Wal-Mart Stores, Inc.	138,900	6,414,402

		15,137,169

Food Products — 5.8%
Cadbury Schweppes PLC, ADR (United Kingdom)(b)	200,200	8,594,586
ConAgra Foods, Inc.	345,400	9,325,800

		17,920,386

Independent Power Producers & Energy Traders — 2.8%
NRG Energy, Inc.(a)(b)	153,400	8,591,934

Insurance — 5.5%
American International Group, Inc.	240,300	17,219,899

Internet Software & Services — 2.8%
Google, Inc. (Class A)(a)	19,000	8,749,120

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media — 2.6%
Disney (Walt) Co.	234,100	$8,022,607

Multi-Utilities — 2.7%
Sempra Energy	150,700	8,445,228

Office Electronics — 2.5%
Xerox Corp.(a)	453,000	7,678,350

Oil, Gas & Consumable Fuels — 5.2%
Hess Corp	171,100	8,481,427
Suncor Energy, Inc.(b)	96,000	7,575,360

		16,056,787

Pharmaceuticals — 4.6%
Novartis AG, ADR (Switzerland)	110,400	6,341,376
Roche Holding AG, ADR (Switzerland)(b)	90,300	8,081,651

		14,423,027

Semiconductors & Semiconductor Equipment — 1.8%
Marvell Technology Group Ltd.(a)	290,200	5,568,938

Software — 6.8%
Adobe Systems, Inc.(a)(b)	197,700	8,129,424
Electronic Arts, Inc.(a)	110,500	5,564,780
Microsoft Corp.	251,100	7,497,846

		21,192,050

Specialty Retail — 2.1%
Lowe’s Companies, Inc.	207,800	6,472,970

Wireless Telecommunication Services — 5.6%
Alltel Corp.	149,200	9,023,616
Sprint Nextel Corp.(b)	441,700	8,343,713

		17,367,329

TOTAL LONG-TERM INVESTMENTS (cost $253,924,505)		297,891,142

SHORT-TERM INVESTMENTS — 24.8%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $77,379,540; includes $53,718,962 of cash collateral received for securities on loan) (Note 4)(c)(d)	77,379,540	77,379,540

TOTAL INVESTMENTS — 120.5% (cost $331,304,045)		375,270,682
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.5)%		(63,795,660)

NET ASSETS — 100.0%		$311,475,022

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $51,660,586; cash collateral of $53,718,962 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

B21

JENNISON 20/20 FOCUS PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follow:

Affiliated Money Market Mutual Fund (including 17.2% of collateral received for securities on loan)	24.8%
Software	6.8
Capital Markets	6.7
Communications Equipment	5.8
Food Products	5.8
Wireless Telecommunication Services	5.6
Insurance	5.5
Oil, Gas & Consumable Fuels	5.2
Food & Staples Retailing	4.8
Pharmaceuticals	4.6
Biotechnology	4.5
Computers & Peripherals	4.3
Aerospace & Defense	2.9
Chemicals	2.8
Independent Power Producers & Energy Traders	2.8
Internet Software & Services	2.8
Energy Equipment & Services	2.7
Multi-Utilities	2.7
Diversified Financial Services	2.6
Media	2.6
Beverages	2.5
Office Electronics	2.5
Building Products	2.4
Commercial Services & Supplies	2.4
Specialty Retail	2.1
Semiconductors & Semiconductor Equipment	1.8
Diversified Consumer Services	0.5

120.5
Liabilities in excess of other assets	(20.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B22

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), was a Maryland corporation, organized on November 15, 1982, and continues to be a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with a separate series shares. The information presented in these financial statements pertains to two Portfolios: Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Diversified Conservative Growth Portfolio:    Current income and a reasonable level of capital appreciation by investing primarily in a diversified portfolio of debt and equity securities.

Jennison 20/20 Focus Portfolio:    Long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities of any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

C1

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in assets and liabilities on the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Floating Rate Notes Issued in Conjunction with Securities Held:    The Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

C2

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in the assets and cash flows of the trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (“inverse floaters”). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold (transferred) to the broker by the Portfolio. The trust also issues floating-rate notes (“floating rate notes”) which are sold to third-parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender (redeem) their notes at par, and (2) to have the broker transfer the fixed-rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No. 140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities”.

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

C3

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

C4

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), RS Investment Management, L.P. (“RS”), Pacific Investment Management Company LLC (“PIMCO”) and EARNEST Partners LLC (“EARNEST”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Diversified Conservative Growth Portfolio	0.75%	0.75%
Jennison 20/20 Focus Portfolio	0.75	0.75

At December 31, 2006 the Subadvisers that provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Diversified Conservative Growth Portfolio	EARNEST, RS, Jennison, PIMCO, PIM
Jennison 20/20 Focus Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

C5

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

For the year ended December 31, 2006, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group
Diversified Conservative Growth Portfolio	$575
Jennison 20/20 Focus Portfolio	2,205

PIM is the Series Fund’s security lending agent. For the year ended December 31, 2006, PIM was compensated $58,031 for these services for the Jennison 20/20 Focus Portfolio.

Certain Portfolios invest in the Taxable Money Market Series of Dryden Core Investment Fund (“Core Fund”), pursuant to an exemptive order received from the Securities and Exchange Commission. The Core Fund is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2006 were as follows:

Cost of Purchases:

Portfolio
Diversified Conservative Growth Portfolio	$127,244,384
Jennison 20/20 Focus Portfolio	334,494,427

Proceeds from Sales:

Portfolio
Diversified Conservative Growth Portfolio	$73,519,874
Jennison 20/20 Focus Portfolio	311,863,482

The Diversified Conservative Growth Portfolio’s written options activity for the year ended December 31, 2006 was as follows:

	Diversified Conservative Growth
	Number of Contracts/ Swap Notional Amount	Premium
Balance at beginning of period	7,100,074	$67,913
Written options	6,600,000	71,017
Expired options	(74)	(11,410)
Expired swap options	(5,800,000)	(44,973)
Closed options	(2,200,000)	(15,595)

Balance at end of period	5,700,000	$66,952

Note 6:	Tax Information

As of January 2, 2006 all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions paid by the partnership are generally classified as return of capital non taxable distributions. Later in 2007 each partner will receive information regarding their distributive allocable share of the partnerships’s income, gains, losses and deductions.

C6

Prior to January 2, 2006 each Portfolio qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios were determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Prior to being structured as Partnerships for tax purposes such determinations may have resulted in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes.

The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Diversified Conservative Growth Portfolio	$4,898,162	$—	$4,898,162
Jennison 20/20 Focus Portfolio	177,361	—	177,361

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. See Note 10 below regarding “Change in Federal Income Tax Status and Related Reorganization”.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2006, the Jennison 20/20 Focus Portfolio has Class II shares outstanding.

Transactions in shares of beneficial interest of the Jennison 20/20 Focus were as follows:

Jennison 20/20 Focus Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Series shares sold	598,054	$9,065,259
Series shares issued in reinvestment of dividends and distributions	401,108	5,908,325
Series shares repurchased	(773,182)	(11,540,414)

Net increase (decrease) in shares outstanding	225,980	$3,433,170

Year ended December 31, 2005:
Series shares sold	637,038	$8,523,762
Series shares issued in reinvestment of dividends and distributions	14,562	177,361
Series shares repurchased	(594,774)	(7,742,410)

Net increase (decrease) in shares outstanding	56,826	$958,713

Class II
Year ended December 31, 2006:
Series shares sold	4,940,311	$73,458,993
Series shares issued in reinvestment of dividends and distributions	743,915	10,853,728
Series shares repurchased	(2,612,426)	(37,438,528)

Net increase (decrease) in shares outstanding	3,071,800	$46,874,193

Year ended December 31, 2005:
Series shares sold	3,979,596	$51,409,858
Series shares repurchased	(1,493,869)	(19,993,661)

Net increase (decrease) in shares outstanding	2,485,727	$31,416,197

C7

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Series Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2006. The average balance is for the number of days the Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate
Diversified Conservative Growth Portfolio	$800,000	4	4.98%
Jennison 20/20 Focus Portfolio	5,240,000	5	5.46

Note 9:	Ownership and Affiliates

As of December 31, 2006, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each Portfolio of the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership as a result of that conversion. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each Portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio.

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Series Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or contract owners.

Note 11:	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

C8

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.67		$11.28	$10.63	$9.17	$9.89

Income (Loss) From Investment Operations:
Net investment income	.39		.34	.26	.32	.38
Net realized and unrealized gain (loss) on investments	.43		.39	.72	1.58	(1.08)

Total from investment operations	.82		.73	.98	1.90	(.70)

Less Dividends and Distributions:
Dividends from net investment income	—		(.34)	(.33)	(.44)	(.02)
Distributions	(.43)		—	—	—	—

Total dividends and distributions	(.43)		(.34)	(.33)	(.44)	(.02)

Net Asset Value, end of year	$12.06		$11.67	$11.28	$10.63	$9.17

Total Investment Return(a)	6.92%		7.04%	9.56%	21.57%	(7.10)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$139.8		$151.4	$167.0	$169.6	$157.1
Ratios to average net assets:
Expenses	.99	%(b)	.95%	.97%	.98%	.92%
Net investment income	3.03%		2.75%	2.29%	2.93%	3.63%
Portfolio turnover rate	286%		304%	186%	224%	271%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	The expense ratio reflects the interest and fee expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense is .98%.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.00	$12.37	$10.68	$8.28	$10.65

Income (Loss) From Investment Operations:
Net investment income	.08	.06	.04	.02	.02
Net realized and unrealized gain (loss) on investments	1.95	2.60	1.66	2.40	(2.39)

Total from investment operations	2.03	2.66	1.70	2.42	(2.37)

Less Dividends and Distributions:
Dividends from net investment income	—	(.03)	(.01)	(.02)	— (a)
Distributions	(1.02)	—	—	—	—

Total dividends and distributions	(1.02)	(.03)	(.01)	(.02)	—

Net Asset Value, end of year	$16.01	$15.00	$12.37	$10.68	$8.28

Total Investment Return(b)	14.13%	21.59%	15.94%	29.30%	(22.24)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$93.1	$83.8	$68.4	$64.6	$57.2
Ratios to average net assets:
Expenses	.82%	.87%	.88%	.95%	.97%
Net investment income	.58%	.43%	.29%	.18%	.19%
Portfolio turnover rate	119%	93%	87%	102%	75%

(a)	Less than $.005 per share.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.83	$12.23	$10.60	$8.23	$10.63

Income (Loss) From Investment Operations:
Net investment income	.03	.01	.01	— (a)	— (a)
Net realized and unrealized gain (loss) on investments	1.91	2.59	1.62	2.37	(2.40)

Total from investment operations	1.94	2.60	1.63	2.37	(2.40)

Less Distributions:
Distributions	(.96)	—	—	—	—

Net Asset Value, end of year	$15.81	$14.83	$12.23	$10.60	$8.23

Total Investment Return(b):	13.61%	21.26%	15.38%	28.80%	(22.58)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$218.4	$159.3	$101.0	$39.6	$7.5
Ratios to average net assets:
Expenses	1.22%	1.27%	1.28%	1.35%	1.37%
Net investment income (loss)	.19%	.03%	(.02)%	(.22)%	(.21)%
Portfolio turnover rate	119%	93%	87%	102%	75%

(a)	Less than $.005 per share.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Prudential Series Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2007

E1

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (73)	Trustee, Since 1983	77	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (68)	Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (69)	Vice Chairman and Trustee, Since 1983	77	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (65)	Chairman and Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (56)	Trustee, Since 2003	76	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (67)	Trustee, Since 2003	76	Director (since April 2001) of New York Community Bank. Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (71)	Trustee, Since 2003	76	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

F1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (49)	President and Trustee Since 1999	76	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

*Robert F. Gunia (60)	Vice President and Trustee since 2001	154	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.;

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (47)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (54)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Claudia DiGiacomo (32)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (35)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Lee D. Augsburger (47)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48)	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President – Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

F2

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

M. Sadiq Peshimam (43)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42)	Assistant Treasurer Since 2006	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Alan Fu (50)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew French (44)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance Officer (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F3

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Pruco Life’s Magnastar

VARIABLE ANNUITIES

■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®

Life insurance policies and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force.

Variable life insurance is offered through Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2006 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing on April 30, 2007. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114743    PSF-AR-C    Ed. 02/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $511,900 and $511,900, respectively, for professional services rendered for the audit of the

Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	– Audit Committee of Listed Registrants – Not applicable.

Item 6	– Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath
David R. Odenath
President and Principal Executive Officer

Date February 22, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 22, 2007

*	Print the name and title of each signing officer under his or her signature.